                                                                               .
                                                                               .
                                                                               .

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Convertible Fund
                                                              versus Credit Suisse First Boston(TM)
                                                              Convertible Securities Index and Inflation--
                                                              Class A, Class B, and Class C Shares             4

                                                              Portfolio Management Discussion and Analysis     5

                                                              Year-by-Year Performance                         6

                                                              Returns and Lipper Rankings as of 12/31/02       9

                                                              Portfolio of Investments                        10

                                                              Financial Statements                            16

                                                              Notes to Financial Statements                   22

                                                              Report of Independent Accountants               31

                                                              Trustees and Officers                           32

                                                              The MainStay(R) Funds                           35

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

                                                                               3
                                                                               -

$10,000 Invested in MainStay Convertible
Fund versus Credit Suisse First Boston(TM)
Convertible Securities Index and Inflation

CLASS A SHARES Total Returns: 1 Year -13.89%, 5 Years 3.74%, 10 Years 8.59%

                              [PERFORMANCE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
                                                          FUND                  SECURITIES INDEX(1)         INFLATION (CPI)2
                                                  --------------------         -------------------          ----------------
12/92                                                    9450.00                    10000.00                    10000.00
12/93                                                   11762.00                    11856.00                    10282.00
12/94                                                   11605.00                    11297.00                    10548.00
12/95                                                   14357.00                    13976.00                    10817.00
12/96                                                   16098.00                    15911.00                    11182.00
12/97                                                   17928.00                    18603.00                    11372.00
12/98                                                   18148.00                    19821.00                    11558.00
12/99                                                   24302.00                    28206.00                    11868.00
12/00                                                   26061.00                    25998.00                    12268.00
12/01                                                   25018.00                    24328.00                    12458.00
12/02                                                   22796.00                    22328.00                    12761.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -13.96%, 5 Years 3.91%, 10 Years 8.61% Class C Total Returns: 1 Year -10.39%, 5 Years 4.17%, 10 Years 8.61%

                              [PERFORMANCE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
                                                          FUND                  SECURITIES INDEX(1)         INFLATION (CPI)2
                                                  --------------------         -------------------          ----------------
12/92                                                   10000.00                    10000.00                    10000.00
12/93                                                   12447.00                    11856.00                    10282.00
12/94                                                   12280.00                    11297.00                    10548.00
12/95                                                   15107.00                    13976.00                    10817.00
12/96                                                   16828.00                    15911.00                    11182.00
12/97                                                   18624.00                    18603.00                    11372.00
12/98                                                   18722.00                    19821.00                    11558.00
12/99                                                   24881.00                    28206.00                    11868.00
12/00                                                   26501.00                    25998.00                    12268.00
12/01                                                   25241.00                    24328.00                    12458.00
12/02                                                   22842.00                    22328.00                    12761.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or fund-share redemptions. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Credit Suisse First Boston(TM) Convertible Securities Index is an unmanaged index that generally includes 250 to 300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, are rated B- or higher by S&P, and have an issue size of greater than $100 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

Early in 2002, news of misconduct at Enron, ImClone, Tyco International, WorldCom, and other high-profile companies led to a crisis of confidence in corporate reporting. These upsets were soon followed by a series of bankruptcy announcements, including Enron, WorldCom, and Kmart. By year-end, Conseco had also filed for Chapter 11 protection in the third-largest bankruptcy in U.S. history.

The weakness and uncertainty that had characterized the U.S. economy in 2001 persisted in 2002. Industrial production remained at depressed levels throughout the year, and sales of capital goods, excluding defense, declined at an unprecedented rate. Weak industrial spending caused consumers to become the primary driver of economic growth. Unfortunately, consumer confidence peaked in March and drifted lower throughout the remainder of the year, raising the potential specter that faltering consumer spending might prompt a double-dip recession.

Geopolitical developments raised the level of event risk to new highs, particularly as tensions mounted between the United States and Iraq. Nuclear weapons development in North Korea also became an important market concern. A nationwide strike in Venezuela drove the price of oil up to $32 per barrel in the fourth quarter of 2002, a development that might slow the pace of an economic recovery in the United States.

To stimulate the struggling U.S. economy, the Federal Reserve lowered the targeted federal funds rate by 50 basis points in November 2002. The equity markets staged an impressive rally in the fourth quarter, as investors looked forward to what will hopefully be a better investment climate in 2003 and beyond.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Convertible Fund Class A shares returned -8.88% and Class B and Class C shares returned -9.50%. All share classes underperformed the -7.99% return of the average Lipper(1) convertible securities fund over the same period. All share classes also underperformed the -8.13% return of the Credit Suisse First Boston(TM) Convertible Securities Index(2) for the year.

As of December 31, 2002, all share classes of MainStay Convertible Fund were rated four stars overall out of 64 convertible funds by Morningstar.(3) Class A shares were rated three stars out of 64 convertible funds and Class B and Class C shares were rated four stars out of 64 convertible funds for the three-year period then ended. Class A and Class B shares were rated four stars out of 50 convertible funds for the five-year period then ended. Class B shares were rated four starts out of 18 convertible funds for the 10-year period ended December 31, 2002.

(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 4 for more information about the Credit Suisse First Boston(TM) Convertible Securities Index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

                                                                               5
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                  [BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.72
12/96                                                                            12.13
12/97                                                                            11.36
12/98                                                                             1.23
12/99                                                                            33.91
12/00                                                                             7.24
12/01                                                                            -4.01
12/02                                                                            -8.88

Returns reflect the historical performance of the Class B shares for periods through 12/94. See footnote 1 on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

                                  [BAR GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.02
12/96                                                                            11.39
12/97                                                                            10.67
12/98                                                                             0.53
12/99                                                                            32.90
12/00                                                                             6.51
12/01                                                                            -4.76
12/02                                                                            -9.50

Class C share returns reflect the historical performance of the Class B shares for periods through 8/98. See footnote 1 on page 8 for more information on performance.

STRONG AND WEAK PERFORMERS

The Fund's bottom-up security-selection process led to an eclectic array of strong performers in 2002. Anthem, a health benefits company, performed well because its business does not depend on the state of the economy. Better pricing helped improve profits for HMOs and the health care providers & services industry as a whole. Generic drug maker Teva Pharmaceuticals also showed strong performance as a number of major drug patents expired, causing generic providers to advance relative to proprietary drug manufacturers. Teva enjoyed strong earnings and strong stock performance throughout most of 2002.

Despite a weak holiday-shopping season and declining consumer confidence, strong fourth-quarter results helped The Gap turn in positive performance for the year. The company's "back to basics" strategy has strengthened The Gap and helped its convertible bonds provide a positive contribution to the Fund's performance.

International Paper, a global forest-products, paper, and packaging company, performed well in a weak economy by adjusting supply to meet demand. As an "old economy" name, International Paper also benefited when "new economy" stocks continued to falter.

Rational Software, whose integrated solutions help automate the software development process, also made a positive contribution to the Fund's performance. The convertible bond showed strength because of the company's strong cash flow and more-than-adequate debt coverage, even during the technology downturn. The securities provided better-than-expected returns when IBM acquired Rational Software at a premium.

Unfortunately, not all of the Fund's holdings had such positive results. The Fund held a small position in Adelphia when fraudulent financial reporting was uncovered. The bonds declined, but we continued to hold them based on our assessment of their trading value. If another company bids for Adelphia's assets and pays a per-subscriber value equal to that for which other cable systems have traded, the bonds should be worth par. Another detractor from the Fund's performance in 2002 was Calpine, an independent power producer that was actively filling the energy void by building power plants. Unfortunately, other companies pursued the same strategy, and supply exceeded demand sooner than we expected. We sold a portion of the stock to put the Fund's assets to more productive use.

Bank of New York provides a wide range of banking and other financial services to corporate, institutional, and retail customers and to financial institutions worldwide. Although a good deal of Bank of New York's revenues come from its security-services and global-payments services divisions, the company did extend loans to some telecommunications companies and airlines that went bankrupt in 2002. Since we believe that the company's prospects may improve when the economy and the markets recover, we've added to our position in Bank of New York.

Citigroup is another diversified financial services firm that detracted from the Fund's results. The company's operating business has performed well relative to its peers, but because of Citigroup's size and reach, in one way or another, the company was associated with just about every scandal that hit Wall Street in 2002. As a result, the stock price suffered. The company has adopted strict policies and


                                                                               7
                                                                               -
procedures to keep research separate from investment banking and to ensure that regulatory requirements for analyst independence and research integrity are met. We believe Citigroup is capitalized well enough to handle any settlements. In the meantime, the business should do well and the stock continues to trade at a low valuation.

PURCHASES AND SALES

While the Fund utilizes a bottom-up security-selection process, there has been some commonality in the positions we have recently sold, particularly among hospital and health care convertibles. These securities have performed well over the past few years, but we sold them when deficit spending raised questions about the dependability of Medicare, Medicaid, and other government payments to the health care sector.

LOOKING AHEAD

In light of the Bush stimulus package and the lower valuation for stocks, we believe prospects for the convertible securities markets are better than they were at the start of 2002. Risks, however, cannot be avoided. It is by no means clear that the economy is recovering, nor is it evident how strong an eventual recovery may be. These economic risks are compounded by geopolitical uncertainties, such as the potential for a military confrontation in Iraq and the possibility of miscalculating the North Korean situation.

In this environment, we will continue to adhere to our discipline of seeking attractively priced convertibles that may allow us to participate in the upside potential of a market recovery while potentially limiting downside risk if weakness persists. Given the market's decline over the last two and a half years, we do not believe that selling now would be wise. On the other hand, in light of persistent economic weakness, we are not inclined to become more aggressive. Whatever the markets or the economy may bring, the Fund will continue to seek capital appreciation together with current income.

Edmund C. Spelman
Thomas Wynn
Edward Silverstein
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Returns and Lipper Rankings as of 12/31/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                    SINCE INCEPTION
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 12/31/02
Class A            -8.88%       4.92%       9.21%          8.81%
Class B            -9.50%       4.17%       8.61%          8.46%
Class C            -9.50%       4.17%       8.61%          8.46%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                    SINCE INCEPTION
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 12/31/02
Class A           -13.89%       3.74%       8.59%          8.44%
Class B           -13.96%       3.91%       8.61%          8.46%
Class C           -10.39%       4.17%       8.61%          8.46%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                      SINCE INCEPTION
                   1 YEAR      5 YEARS    10 YEARS    THROUGH 12/31/02
Class A           49 out of   14 out of   n/a             10 out of
                  71 funds    49 funds                    27 funds
Class B           55 out of   16 out of    6 out of        2 out of
                  71 funds    49 funds    18 funds         6 funds
Class C           55 out of   n/a         n/a             23 out of
                  71 funds                                52 funds
Average Lipper
convertible
securities fund   -7.99%      3.15%       8.03%           7.99%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

         NAV 12/31/02   INCOME    CAPITAL GAINS
Class A     $10.31      $0.2470      $0.0000
Class B     $10.33      $0.1626      $0.0000
Class C     $10.33      $0.1626      $0.0000

-------

1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR FUND-SHARE REDEMPTIONS. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/02.
INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


                                                                               9
                                                                               -

MainStay Convertible Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE SECURITIES (82.3%)+
CONVERTIBLE BONDS (64.6%)

AIRLINES (0.3%)
Continental Airlines, Inc.
 4.50%, due 2/1/07.............  $3,340,000       $  1,444,550
                                                  ------------

BANKS (2.7%)
UBS AG Stamford Connecticut
 Branch
 Series NDQ
 0.25%, due 4/12/08 (c)........   5,000,000          4,437,500
 Series SPX
 1.00%, due 4/12/06 (c)........  10,000,000          9,625,000
                                                  ------------
                                                    14,062,500
                                                  ------------
BIOTECHNOLOGY (2.7%)
Affymetrix, Inc.
 5.00%, due 10/1/06............   3,610,000          3,379,863
Genzyme Corp.
 3.00%, due 5/15/21............   4,615,000          4,280,412
Invitrogen Corp.
 2.25%, due 12/15/06...........   2,030,000          1,722,963
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07............   6,300,000          4,748,625
                                                  ------------
                                                    14,131,863
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (3.3%)
Cendant Corp.
 (zero coupon), due 2/13/21....   8,830,000          5,618,087
 3.00%, due 5/4/21.............   6,490,000          6,433,213
Quebecor World, Inc.
 6.00%, due 10/1/07............   4,840,000          5,015,450
                                                  ------------
                                                    17,066,750
                                                  ------------
COMMUNICATIONS EQUIPMENT (2.6%)
Adaptec, Inc.
 4.75%, due 2/1/04.............   3,374,000          3,255,910
CIENA Corp.
 3.75%, due 2/1/08.............   3,550,000          2,485,000
Comverse Technology, Inc.
 1.50%, due 12/1/05............   3,870,000          3,274,987
Extreme Networks, Inc.
 3.50%, due 12/1/06............   2,260,000          1,700,650
Juniper Networks, Inc.
 4.75%, due 3/15/07............   1,220,000            951,600
Tekelec, Inc.
 3.25%, due 11/2/04............   1,890,000          1,776,600
                                                  ------------
                                                    13,444,747
                                                  ------------
CONSTRUCTION & ENGINEERING (0.2%)
New World Capital Finance Ltd.
 3.00%, due 6/9/04.............   1,000,000          1,190,000
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
DIVERSIFIED FINANCIALS (4.8%)
Affiliated Managers Group, Inc.
 (zero coupon), due 5/7/21.....  $3,650,000          3,289,563

DIVERSIFIED FINANCIALS
Franklin Resources, Inc.
 (zero coupon), due 5/11/31
 (d)...........................   3,950,000       $  2,350,250
JMH Finance Ltd.
 4.75%, due 9/6/07 (c).........   5,000,000          4,887,500
Legg Mason, Inc.
 (zero coupon), due 6/6/31
 (d)...........................   6,620,000          3,376,200
Lehman Brothers Holdings, Inc.
 0.25%, due 7/8/03.............   6,500,000          5,736,250
 Series INDU
 0.25%, due 10/2/07............   5,100,000          5,049,000
                                                  ------------
                                                    24,688,763
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
At Home Corp.
 4.75%, due 12/15/06 (a)(e)....   9,147,056          1,280,588
Verizon Global Funding Corp.
 (zero coupon), due 5/15/21....  10,860,000          6,325,950
 4.25%, due 9/15/05 (c)........   4,525,000          4,739,938
 5.75%, due 4/1/03.............   6,975,000          7,034,287
                                                  ------------
                                                    19,380,763
                                                  ------------
ELECTRICAL EQUIPMENT (0.2%)
SCI Systems, Inc.
 3.00%, due 3/15/07............   1,180,000            842,225
                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Arrow Electronics, Inc.
 (zero coupon), due 2/21/21....   7,230,000          3,217,350
Thermo Electron Corp.
 4.00%, due 1/15/05............   2,625,000          2,605,312
                                                  ------------
                                                     5,822,662
                                                  ------------
ENERGY EQUIPMENT & SERVICES (6.5%)
BJ Services Co.
 0.3954%, due 4/24/22..........  16,525,000         13,591,812
Cooper Cameron Corp.
 1.75%, due 5/17/21............   5,860,000          5,889,300
Global Marine, Inc.
 (zero coupon), due 6/23/20....  10,000,000          5,450,000
Nabors Industries, Ltd.
 (zero coupon), due 2/5/21.....   5,250,000          3,340,313
Pride International, Inc.
 2.50%, due 3/1/07.............   4,800,000          5,532,000
                                                  ------------
                                                    33,803,425
                                                  ------------
FOOD & DRUG RETAILING (1.6%)
Lehman Brothers Holdings, Inc.
 Series KR
 0.625%, due 12/11/07..........   2,940,000          2,921,625
SUPERVALU, Inc.
 (zero coupon), due 11/2/31
 (d)...........................  18,605,000          5,372,194
                                                  ------------
                                                     8,293,819
                                                  ------------
-------
+ Percentages indicated are based on Fund net assets.

10
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE BONDS (CONTINUED)
FOOD PRODUCTS (1.6%)
General Mills, Inc.
 (zero coupon), due 10/28/22
 (c)...........................  $5,620,000       $  4,067,475
Nestle Holding, Inc.
 3.00%, due 5/9/05.............   3,960,000          4,401,738
                                                  ------------
                                                     8,469,213
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
ALZA Corp.
 (zero coupon), due 7/28/20
 (d)...........................   3,255,000          2,547,037
Medtronic, Inc.
 1.25%, due 9/15/21............   6,020,000          6,336,050
                                                  ------------
                                                     8,883,087
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Laboratory Corp. of America
 Holdings
 (zero coupon), due 9/11/21
 (d)...........................   3,280,000          2,201,700
Province Healthcare Co.
 4.50%, due 11/20/05...........   2,050,000          1,816,812
Quest Diagnostics, Inc.
 1.75%, due 11/30/21...........   5,520,000          5,796,000
Universal Health Services, Inc.
 0.426%, due 6/23/20...........   2,250,000          1,440,000
                                                  ------------
                                                    11,254,512
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Brinker International, Inc.
 (zero coupon), due 10/10/21...   3,790,000          2,629,312
Goldman Sachs Group, Inc. (The)
 Series MCD
 (zero coupon), due 8/27/09....   5,380,000          4,566,275
                                                  ------------
                                                     7,195,587
                                                  ------------
INSURANCE (4.6%)
American International Group,
 Inc.
 0.50%, due 5/15/07............   8,120,000          7,612,500
Loews Corp.
 3.125%, due 9/15/07...........   7,070,000          6,327,650
USF&G Corp.
 (zero coupon), due 3/3/09.....   2,690,000          2,094,837
XL Capital Ltd.
 (zero coupon), due 5/23/21....  12,100,000          7,713,750
                                                  ------------
                                                    23,748,737
                                                  ------------
MACHINERY (2.1%)
Danaher Corp.
 (zero coupon), due 1/22/21
 (d)...........................   3,810,000          2,557,463
Navistar Financial Corp.
 4.75%, due 4/1/09.............   6,970,000          5,305,912
SPX Corp.
 (zero coupon), due 2/6/21
 (d)...........................   4,510,000          2,796,200
                                                  ------------
                                                    10,659,575
                                                  ------------
MEDIA (7.6%)
Adelphia Communications Corp.
 3.25%, due 5/1/21 (a)(e)......   2,110,000            184,625

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
MEDIA (CONTINUED)
AOL Time Warner, Inc.
 (zero coupon), due 12/6/19....  $7,260,000       $  4,029,300
Clear Channel Communications,
 Inc.
 2.625%, due 4/1/03............   3,280,000          3,271,800
Getty Images, Inc.
 5.00%, due 3/15/07............   2,400,000          2,229,000
Jacor Communications, Inc.
 (zero coupon), due 2/9/18
 (d)...........................  17,935,000          8,967,500
Lamar Advertising Co.
 5.25%, due 9/15/06............   4,250,000          4,303,125
Liberty Media Corp.
 3.25%, due 3/15/31............   4,600,000          4,312,500
Mediacom Communications Corp.
 5.25%, due 7/1/06.............   2,520,000          2,110,500
News America, Inc.
 (zero coupon), due 2/28/21
 (d)...........................   9,410,000          4,904,963
Omnicom Group, Inc.
 (zero coupon), due 2/7/31
 (d)...........................   4,880,000          4,928,800
                                                  ------------
                                                    39,242,113
                                                  ------------
OIL & GAS (0.4%)
Devon Energy Corp.
 (zero coupon), due 6/27/20....   3,900,000          2,062,125
                                                  ------------

PAPER & FOREST PRODUCTS (1.2%)
International Paper Co.
 (zero coupon), due 6/20/21....  11,610,000          6,167,813
                                                  ------------

PHARMACEUTICALS (4.8%)
IVAX Corp.
 4.50%, due 5/15/08............   4,900,000          4,054,750
Roche Holdings, Inc.
 (zero coupon), due 1/19/15
 (c)(d)........................   4,500,000          3,262,500
Salomon, Smith Barney Holdings,
 Inc.
 Series MTNK
 0.75%, due 7/20/09............   6,170,000          7,002,950
Teva Pharmaceutical Finance
 N.V.
 0.75%, due 8/15/21............  10,305,000         11,013,469
                                                  ------------
                                                    25,333,669
                                                  ------------
ROAD & RAIL (0.7%)
Goldman Sachs Group, Inc. (The)
 Series BNI
 1.00%, due 10/30/07...........   3,855,000          3,787,537
                                                  ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.8%)
Amkor Technology, Inc.
 5.75%, due 6/1/06.............   1,220,000            704,550
ASE Test Ltd.
 1.00%, due 7/1/04 (f).........   1,000,000          1,215,000
ASM International N.V.
 5.00%, due 11/15/05 (c).......     980,000            919,975
Brooks-PRI Automation, Inc.
 4.75%, due 6/1/08.............   2,660,000          1,961,750

                                                                              11
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE BONDS (CONTINUED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
Cypress Semiconductor Corp.
 4.00%, due 2/1/05.............  $1,260,000       $  1,056,825
Lattice Semiconductor Corp.
 4.75%, due 11/1/06............   2,810,000          2,532,512
LSI Logic Corp.
 4.00%, due 11/1/06............   1,080,000            885,600
                                                  ------------
                                                     9,276,212
                                                  ------------
SOFTWARE (2.9%)
BEA Systems, Inc.
 4.00%, due 12/15/06...........   5,060,000          4,604,600
Manugistics Group, Inc.
 5.00%, due 11/1/07............   1,840,000            917,700
Rational Software Corp.
 5.00%, due 2/1/07.............   2,210,000          2,256,963
Siebel Systems, Inc.
 5.50%, due 9/15/06............   2,700,000          2,625,750
Veritas Software Corp.
 1.856%, due 8/13/06...........   5,475,000          4,667,438
                                                  ------------
                                                    15,072,451
                                                  ------------
SPECIALTY RETAIL (1.2%)
Gap, Inc. (The)
 5.75%, due 3/15/09............   5,020,000          6,287,550
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Corecomm Ltd.
 6.00%, due 10/1/06 (e)........   1,500,000             37,500
Fairchild Semiconductor
 International, Inc.
 5.00%, due 11/1/08............   3,640,000          3,276,000
                                                  ------------
                                                     3,313,500
                                                  ------------
Total Convertible Bonds
 (Cost $351,812,967)...........                    334,925,748
                                                  ------------
                                   SHARES
                                 -----------
CONVERTIBLE PREFERRED STOCKS (17.7%)

AEROSPACE & DEFENSE (1.3%)
Northrop Grumman Corp.
 7.25% (g).....................      54,400          5,861,056
Titan Capital Trust
 5.75%.........................      17,550            772,200
                                                  ------------
                                                     6,633,256
                                                  ------------
AIRLINES (0.1%)
Continental Air Finance Trust
 II
 6.00%.........................      62,800            792,850
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
AUTOMOBILES (1.6%)
Ford Motor Co. Captital Trust
 II
 6.50%.........................      81,600       $  3,333,360
General Motors Corp.
 5.25%, Series B...............     219,000          5,058,900
                                                  ------------
                                                     8,392,260
                                                  ------------
BANKS (0.9%)
National Australian Bank Ltd.
 7.875% (h)....................      45,500          1,481,025
Washington Mutual, Inc.
 5.375% (i)....................      57,400          2,948,925
                                                  ------------
                                                     4,429,950
                                                  ------------
DIVERSIFIED FINANCIALS (1.8%)
Equity Securities Trust II
 6.25%.........................      86,900          1,745,821
Gabelli Asset Management, Inc.
 6.95%.........................     112,300          2,302,150
Suiza Capital Trust II
 5.50%.........................     102,600          5,424,975
                                                  ------------
                                                     9,472,946
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
ALLTEL Corp.
 7.75%.........................      39,100          2,007,003
Citizens Utilities Trust
 5.00%.........................      25,200          1,197,000
Qwest Trends Trust
 5.75% (c).....................      84,200            992,718
                                                  ------------
                                                     4,196,721
                                                  ------------
ELECTRIC UTILITIES (2.6%)
Dominion Resources, Inc.
 9.50% (j).....................      41,600          2,254,304
FPL Group, Inc.
 8.00%.........................      78,800          4,206,344
NRG Energy, Inc.
 6.50% (k).....................     117,200            645,772
PPL Capital Funding Trust I
 7.75% (l).....................     366,900          6,659,235
                                                  ------------
                                                    13,765,655
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (0.5%)
Anthem, Inc.
 6.00%.........................      33,800          2,625,584
                                                  ------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Six Flags, Inc.
 7.25%.........................      68,100          1,106,625
                                                  ------------

INSURANCE (2.3%)
ACE Ltd.
 8.25%.........................      16,200            965,925
Chubb Corp. (The)
 7.00%.........................      73,700          1,765,115

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
INSURANCE (CONTINUED)
Hartford Financial Services
 Group, Inc. (The)
 6.00%.........................      25,300       $  1,246,784
MetLife, Inc.
 8.00%.........................      49,900          4,103,277
Prudential Financial, Inc.
 6.75%.........................      67,220          3,668,195
                                                  ------------
                                                    11,749,296
                                                  ------------
IT CONSULTING & SERVICES (0.1%)
Electronic Data Systems Corp.
 7.625%........................      25,275            553,775
                                                  ------------

MACHINERY (1.0%)
Cummins Capital Trust I
 7.00%.........................     116,780          5,240,503
                                                  ------------
MEDIA (0.5%)
Adelphia Communications Corp.
 7.50%, Series F (a)(e)........      89,300                893
Comcast Corp.
 2.00% (m).....................      19,200            375,168
Tribune Co.
 2.00% (n).....................      29,580          2,188,920
                                                  ------------
                                                     2,564,981
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Calpine Capital Trust
 5.75%.........................      16,700            321,475
                                                  ------------

OIL & GAS (0.6%)
Kerr-McGee Corp.
 5.50%.........................      67,700          2,897,560
                                                  ------------
PAPER & FOREST PRODUCTS (2.2%)
Boise Cascade Corp.
 7.50% (o).....................      59,300          2,490,007
International Paper Capital
 Trust
 5.25%.........................     192,200          8,961,325
                                                  ------------
                                                    11,451,332
                                                  ------------
ROAD & RAIL (0.9%)
Union Pacific Capital Trust
 6.25%.........................      91,400          4,707,100
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Nextel Communications, Inc.
 (zero coupon).................       3,100            955,963
                                                  ------------
Total Convertible Preferred
 Stocks
 (Cost $102,327,000)...........                     91,857,832
                                                  ------------
Total Convertible Securities
 (Cost $454,139,967)...........                    426,783,580
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (12.9%)
BANKS (1.0%)
Bank of New York Co., Inc.
 (The).........................     210,600       $  5,045,976
                                                  ------------

BEVERAGES (0.3%)
Pepsi Bottling Group, Inc.
 (The).........................      52,700          1,354,390
                                                  ------------

BIOTECHNOLOGY (0.8%)
Affymetrix, Inc. (a)...........      32,700            748,503
Biotech HOLDRs Trust...........      40,200          3,399,312
                                                  ------------
                                                     4,147,815
                                                  ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.
 (a)...........................      16,500          1,173,810
                                                  ------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Cendant Corp. (a)..............      66,700            699,016
Moore Corp. Ltd. (a)...........      70,200            638,820
                                                  ------------
                                                     1,337,836
                                                  ------------
COMMUNICATIONS EQUIPMENT (0.2%)
Cisco Systems, Inc. (a)........      79,700          1,044,070
                                                  ------------

COMPUTERS & PERIPHERALS (0.3%)
EMC Corp. (a)..................     250,400          1,537,456
                                                  ------------

CONSTRUCTION & ENGINEERING (0.1%)
McDermott International, Inc.
 (a)...........................      99,600            436,248
                                                  ------------

DIVERSIFIED FINANCIALS (3.8%)
Citigroup, Inc. ...............      94,170          3,313,842
Merrill Lynch & Co., Inc. .....     140,600          5,335,770
Nasdaq-100 Shares (a)..........     124,900          3,043,813
S&P 500 Depositary Receipt.....      90,200          7,958,346
                                                  ------------
                                                    19,651,771
                                                  ------------
ENERGY EQUIPMENT & SERVICES (0.3%)
Baker Hughes, Inc. ............      45,900          1,477,521
                                                  ------------

FOOD PRODUCTS (0.1%)
Chiquita Brands International,
 Inc. (a)......................      41,400            548,964
                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Beverly Enterprises, Inc.
 (a)...........................     125,600            357,960
Tenet Healthcare Corp. (a).....      66,000          1,082,400
                                                  ------------
                                                     1,440,360
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.0%) (B)
Fine Host Corp. (a)(p).........      54,216                542
                                                  ------------

HOUSEHOLD PRODUCTS (0.8%)
Procter & Gamble Co. (The).....      49,500          4,254,030
                                                  ------------

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
INSURANCE (0.0%) (B)
Travelers Property Casualty
 Corp. Class A (a).............       3,550       $     52,008
 Class B (a)...................       7,293            106,842
                                                  ------------
                                                       158,850
                                                  ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Interwoven, Inc. (a)...........     198,600            516,360
                                                  ------------

MEDIA (0.7%)
AOL Time Warner, Inc. (a)......     116,000          1,519,600
Clear Channel Communications,
 Inc. (a)......................      52,600          1,961,454
                                                  ------------
                                                     3,481,054
                                                  ------------
METALS & MINING (1.4%)
DIAMONDS Trust Series 1........      84,500          7,056,595
                                                  ------------
OIL & GAS (0.1%)
Chesapeake Energy Corp. .......      99,000            766,260
                                                  ------------

REAL ESTATE (0.5%)
FelCor Lodging Trust, Inc. ....     127,100          1,454,024
Highwoods Properties, Inc. ....      48,500          1,071,850
                                                  ------------
                                                     2,525,874
                                                  ------------
ROAD & RAIL (0.2%)
Canadian National Railway
 Co. ..........................      24,260          1,008,246
                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.7%)
ASE Test Ltd. (a)..............     359,300          1,437,200
Cirrus Logic, Inc. (a).........     125,000            360,000
Cypress Semiconductor Corp.
 (a)...........................      66,600            380,952
Fairchild Semiconductor
 International, Inc. Class A
 (a)...........................      36,200            387,702
Micron Technology, Inc. (a)....      49,400            481,156
Taiwan Semiconductor
 Manufacturing Co. Ltd. ADR
 (a)(q)........................     100,100            705,705
                                                  ------------
                                                     3,752,715
                                                  ------------
SOFTWARE (0.6%)
Microsoft Corp. (a)............      20,500          1,059,850
Precise Software Solutions Ltd.
 (a)...........................      92,300          1,523,873
Quest Software, Inc. (a).......      50,200            517,562
                                                  ------------
                                                     3,101,285
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
SPECIALTY RETAIL (0.1%)
Limited Brands, Inc. ..........      50,800       $    707,644
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
 (a)...........................      57,763            326,361
                                                  ------------
Total Common Stocks (Cost
 $82,710,438)..................                     66,852,033
                                                  ------------
PREFERRED STOCK (0.0%) (B)

METALS & MINING (0.0%) (B)
Freeport-McMoRan Copper & Gold, Inc.
 7.00%, Series Silver (r)(s)...      35,700            312,375
                                                  ------------
Total Preferred Stock
 (Cost $304,343)...............                        312,375
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (4.2%)

COMMERCIAL PAPER (0.4%)
UBS Finance Delaware LLC
 1.20%, due 1/2/03.............  $2,055,000          2,054,931
                                                  ------------
Total Commercial Paper (Cost
 $2,054,931)...................                      2,054,931
                                                  ------------
                                   SHARES
                                 -----------
INVESTMENT COMPANY (3.8%)
Merrill Lynch Premier
 Institutional Fund............  19,564,680         19,564,680
                                                  ------------
Total Investment Company (Cost
 $19,564,680)..................                     19,564,680
                                                  ------------
Total Short-Term Investments
 (Cost $21,619,611)............                     21,619,611
                                                  ------------
Total Investments (Cost
 $558,774,359) (t).............        99.4%       515,567,599(u)
Cash and Other Assets, Less
 Liabilities...................         0.6          3,164,754
                                 -----------      ------------
Net Assets.....................       100.0%      $518,732,353
                                 ===========      ============

14
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  LYON-Liquid Yield Option Note: callable, zero coupon
     securities priced at a deep discount from par. They
     include a 'put' feature that enables holders to redeem
     them at a specific date, at a specific price. Put prices
     reflect fixed interest rates, and therefore increase
     over time.
(e)  Issuer in default.
(f)  Eurobond-bond denominated in U.S. dollars or other
     currencies and sold to investors outside the country
     whose currency is used.
(g)  Equity Units-each unit reflects 1 Senior Note plus 1
     purchase contract to acquire shares of common stock.
(h)  Capital Units-each unit consists of $25 principal amount of 7.87% Perpetual Capital Securities and a purchase
     contract to make Optional Unit Exchanges.
(i)  Unit Preferred-each unit reflects 1 preferred share plus
     1 warrant to acquire 1.2081 shares of common stock.
(j)  PIES Units (Premium Income Equity Security Units)-each
     unit reflects a Senior note plus 1 purchase contract to
     acquire shares of common stock.
(k)  Corporate Units-each unit reflects $25 principal amount of NRG Energy, Inc. 6.50% senior debentures plus 1
     purchase contract to acquire shares of common stock.
(l)  PEPS Units (Premium Equity Participating Security
     Units)-each unit reflects a Trust Preferred Security
     plus 1 purchase contract to acquire shares of common
     stock.
(m)  ZONES-Zero-premium Option Note Exchangeable Security.
(n)  PHONES-Participation Hybrid Option Note Exchangeable
     Security.
(o)  Equity Units-each unit reflects 1 share of a preferred
     security of Boise Cascade Trust I plus 1 purchase
     contract to acquire shares of common stock.
(p)  Fair valued security.
(q)  ADR-American Depositary Receipt.
(r)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(s)  Depositary Shares-each share represents 0.025 shares of silver denominated preferred stock.
(t)  The cost for federal income tax purposes is
     $561,600,493.
(u)  At December 31, 2002 net unrealized depreciation was
     $46,032,894, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $13,613,598 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $59,646,492.

                                                                              15
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $558,774,359).............................................       $515,567,599
Cash........................................................              2,884
Receivables:
  Investment securities sold................................          4,496,782
  Dividends and interest....................................          2,053,020
  Fund shares sold..........................................          1,407,845
  Other assets..............................................             14,852
                                                                   ------------
        Total assets........................................        523,542,982
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          2,961,954
  Fund shares redeemed......................................            710,785
  NYLIFE Distributors.......................................            401,973
  Manager...................................................            325,604
  Transfer agent............................................            297,299
  Trustees..................................................              5,943
  Custodian.................................................              5,569
Accrued expenses............................................            101,502
                                                                   ------------
        Total liabilities...................................          4,810,629
                                                                   ------------
Net assets..................................................       $518,732,353
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     64,835
  Class B...................................................            422,724
  Class C...................................................             14,804
Additional paid-in capital..................................        682,703,879
Accumulated net investment loss.............................           (225,242)
Accumulated net realized loss on investments and written
  option transactions.......................................       (121,041,887)
Net unrealized depreciation on investments..................        (43,206,760)
                                                                   ------------
Net assets..................................................       $518,732,353
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 66,870,651
                                                                   ============
Shares of beneficial interest outstanding...................          6,483,455
                                                                   ============
Net asset value per share outstanding.......................       $      10.31
Maximum sales charge (5.50% of offering price)..............               0.60
                                                                   ------------
Maximum offering price per share outstanding................       $      10.91
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $436,572,352
                                                                   ============
Shares of beneficial interest outstanding...................         42,272,429
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.33
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 15,289,350
                                                                   ============
Shares of beneficial interest outstanding...................          1,480,375
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.33
                                                                   ============

16
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  7,688,837
  Interest..................................................    13,470,787
                                                              ------------
    Total income............................................    21,159,624
                                                              ------------
Expenses:
  Manager...................................................     4,141,953
  Distribution--Class B.....................................     3,698,429
  Distribution--Class C.....................................       107,087
  Transfer agent............................................     1,764,995
  Service--Class A..........................................       172,954
  Service--Class B..........................................     1,232,655
  Service--Class C..........................................        35,759
  Shareholder communication.................................       141,923
  Professional..............................................       129,055
  Recordkeeping.............................................        84,320
  Custodian.................................................        70,009
  Registration..............................................        33,789
  Trustees..................................................        29,821
  Miscellaneous.............................................        38,960
                                                              ------------
    Total expenses..........................................    11,681,709
                                                              ------------
Net investment income.......................................     9,477,915
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN
  OPTION AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (55,559,038)
  Written option transactions...............................       427,786
  Foreign currency transactions.............................       (13,479)
                                                              ------------
Net realized loss on investments, written option and foreign
  currency transactions.....................................   (55,144,731)
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (14,537,684)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......           (34)
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (14,537,718)
                                                              ------------
Net realized and unrealized loss on investments, written
  option and foreign currency transactions..................   (69,682,449)
                                                              ------------
Net decrease in net assets resulting from operations........  $(60,204,534)
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $498.

                                                                              17
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                  Year            Year
                                                                  ended           ended
                                                              December 31,    December 31,
                                                                  2002            2001
                                                              -------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  9,477,915    $  15,807,036
  Net realized loss on investments, written option and
    foreign currency transactions...........................   (55,144,731)     (47,295,043)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   (14,537,718)      (3,356,396)
                                                              -------------   -------------
  Net decrease in net assets resulting from operations......   (60,204,534)     (34,844,403)
                                                              -------------   -------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................    (1,580,733)      (2,249,140)
    Class B.................................................    (7,311,178)     (13,720,759)
    Class C.................................................      (219,203)        (267,183)
                                                              -------------   -------------
      Total dividends to shareholders.......................    (9,111,114)     (16,237,082)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    20,051,677       31,254,673
    Class B.................................................    35,369,125       47,596,871
    Class C.................................................     8,131,432        9,202,425
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................     1,400,688        2,045,755
    Class B.................................................     6,557,319       12,352,039
    Class C.................................................       144,085          176,792
                                                              -------------   -------------
                                                                71,654,326      102,628,555
Cost of shares redeemed:
    Class A.................................................   (20,648,134)     (24,599,134)
    Class B.................................................  (107,229,635)    (109,144,823)
    Class C.................................................    (4,540,979)      (3,195,716)
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................   (60,764,422)     (34,311,118)
                                                              -------------   -------------
      Net decrease in net assets............................  (130,080,070)     (85,392,603)
NET ASSETS:
Beginning of year...........................................   648,812,423      734,205,026
                                                              -------------   -------------
End of year.................................................  $518,732,353    $ 648,812,423
                                                              =============   =============
Accumulated net investment loss at end of year..............  $   (225,242)   $    (563,301)
                                                              =============   =============

18
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                                              19
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                              ------------------------------------------------------------
                                                                                Year ended December 31,
                                                              ------------------------------------------------------------
                                                               2002         2001          2000         1999         1998
                                                              -------      -------       -------      -------      -------
Net asset value at beginning of period......................  $ 11.58      $ 12.45       $ 14.53      $ 12.49      $ 13.53
                                                              -------      -------       -------      -------      -------
Net investment income.......................................     0.25         0.36(d)       0.56         0.55         0.57
Net realized and unrealized gain (loss) on investments......    (1.27)       (0.87)(d)      0.42         3.55        (0.38)
Net realized and unrealized gain (loss) on foreign currency
 transactions...............................................    (0.00)(b)     0.00(b)       0.01        (0.00)(b)    (0.02)
                                                              -------      -------       -------      -------      -------
Total from investment operations............................    (1.02)       (0.51)         0.99         4.10         0.17
                                                              -------      -------       -------      -------      -------
Less dividends and distributions:
 From net investment income.................................    (0.25)       (0.36)        (0.57)       (0.52)       (0.57)
 From net realized gain on investments......................       --           --         (2.50)       (1.54)       (0.64)
                                                              -------      -------       -------      -------      -------
Total dividends and distributions...........................    (0.25)       (0.36)        (3.07)       (2.06)       (1.21)
                                                              -------      -------       -------      -------      -------
Net asset value at end of period............................  $ 10.31      $ 11.58       $ 12.45      $ 14.53      $ 12.49
                                                              =======      =======       =======      =======      =======
Total investment return (a).................................    (8.88%)      (4.01%)        7.24%       33.91%        1.23%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................     2.30%        2.97%(d)      3.63%        3.84%        3.74%
   Expenses.................................................     1.37%        1.29%         1.24%        1.29%        1.40%
Portfolio turnover rate.....................................       94%         175%          245%         374%         347%
Net assets at end of period (in 000's)......................  $66,871      $74,317       $70,915      $46,254      $42,376

-------

 *   Class C Shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Decrease net investment income..............................   ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses.......     0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income.....................    (0.07%)       (0.07%)       (0.07%)

20
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Class B
    ----------------------------------------------------------------

                        Year ended December 31,
    ----------------------------------------------------------------
      2002          2001          2000          1999          1998
    --------      --------      --------      --------      --------
    $  11.59      $  12.46      $  14.53      $  12.49      $  13.52
    --------      --------      --------      --------      --------
        0.17          0.27(d)       0.45          0.44          0.46
       (1.27)        (0.87)(d)      0.43          3.55         (0.37)
       (0.00)(b)      0.00(b)       0.01         (0.00)(b)     (0.02)
    --------      --------      --------      --------      --------
       (1.10)        (0.60)         0.89          3.99          0.07
    --------      --------      --------      --------      --------
       (0.16)        (0.27)        (0.46)        (0.41)        (0.46)
          --            --         (2.50)        (1.54)        (0.64)
    --------      --------      --------      --------      --------
       (0.16)        (0.27)        (2.96)        (1.95)        (1.10)
    --------      --------      --------      --------      --------
    $  10.33      $  11.59      $  12.46      $  14.53      $  12.49
    ========      ========      ========      ========      ========
       (9.50%)       (4.76%)        6.51%        32.90%         0.53%
        1.55%         2.22%(d)      2.88%         3.09%         2.99%
        2.12%         2.04%         1.99%         2.04%         2.15%
          94%          175%          245%          374%          347%
    $436,572      $561,254      $655,343      $658,197      $656,831

                                Class C
     --------------------------------------------------------------
                                                      September 1*
               Year ended December 31,                   through
     -------------------------------------------      December 31,
      2002      2001         2000         1999            1998
     -------   -------      -------      -------      -------------
     $ 11.59   $ 12.46      $ 14.53      $ 12.49         $12.64
     -------   -------      -------      -------         ------
        0.17      0.27(d)      0.45         0.44           0.26
       (1.27)    (0.87)(d)     0.43         3.55           0.47
       (0.00)(b)  0.00(b)      0.01        (0.00)(b)       0.02
     -------   -------      -------      -------         ------
       (1.10)    (0.60)        0.89         3.99           0.75
     -------   -------      -------      -------         ------
       (0.16)    (0.27)       (0.46)       (0.41)         (0.26)
          --        --        (2.50)       (1.54)         (0.64)
     -------   -------      -------      -------         ------
       (0.16)    (0.27)       (2.96)       (1.95)         (0.90)
     -------   -------      -------      -------         ------
     $ 10.33   $ 11.59      $ 12.46      $ 14.53         $12.49
     =======   =======      =======      =======         ======
       (9.50%)   (4.76%)       6.51%       32.90%          6.06%
        1.55%     2.22%(d)     2.88%        3.09%          2.99%+
        2.12%     2.04%        1.99%        2.04%          2.15%+
          94%      175%         245%         374%           347%
     $15,289   $13,241      $ 7,946      $ 1,329         $   --(c)

                                                                              21
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

22
-

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last posted settlement price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

                                                                              23
                                                                               -

MainStay Convertible Fund

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the

24
-
securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 2002 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUM
                                                              ---------   ---------
Options outstanding at December 31, 2001....................       --     $      --
Options -- written..........................................   (3,743)     (812,785)
Options -- buybacks.........................................    2,043       482,314
Options -- exercised........................................      600       118,232
Options -- expired..........................................    1,100       212,239
                                                               ------     ---------
Options outstanding at December 31, 2002....................       --     $      --
                                                               ======     =========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

                                                                              25
                                                                               -

MainStay Convertible Fund

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and accumulated net realized loss on foreign currency transactions arising from permanent differences; net assets at December 31, 2002, are not affected.

                                                            ACCUMULATED NET REALIZED
 ACCUMULATED NET INVESTMENT    ACCUMULATED NET REALIZED     LOSS ON FOREIGN CURRENCY
            LOSS                 LOSS ON INVESTMENTS              TRANSACTIONS
----------------------------  --------------------------  -----------------------------
         $(28,742)                     $15,263                       $13,479

The reclassifications for the Fund are primarily due to premium amortization adjustments, real estate investment trusts distributions and foreign exchange gain (loss).

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                                 2002             2001
                                                              ----------       -----------
Distributions paid from ordinary income.....................  $9,111,114       $16,237,082

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and

26
-
market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of

                                                                              27
                                                                               -

MainStay Convertible Fund

Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets through June 10, 2002. Effective June 11, 2002, the Manager established contractual fee breakpoints for its management fee of 0.72% on assets up to $500 million, 0.67% on assets from $500 million to $1.0 billion and 0.62% on assets in excess of $1.0 billion. For the year ended December 31, 2002 the Manager earned from the Fund $4,141,953.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor through June 10, 2002 a monthly fee at an annual rate of 0.36% of the average daily net assets of the Fund. Effective June 11, 2002, the Manager pays the Subadvisor a monthly fee of 0.36% on assets up to $500 million, 0.335% on assets from $500 million to $1.0 billion and 0.31% on assets in excess of $1.0 billion.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $20,096 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,681, $325,779 and $6,743, respectively, for the year ended December 31, 2002.

28
-

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $1,764,995.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $11,215 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $84,320 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated gain on a tax basis were as follows:

ORDINARY  ACCUMULATED CAPITAL   UNREALIZED    TOTAL ACCUMULATED
 INCOME    AND OTHER LOSSES    DEPRECIATION         LOSS
--------  -------------------  ------------   -----------------
$70,854     $(112,157,880)     $(46,246,011)   $(158,333,037)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals, interest written off and premium amortization adjustments.

At December 31, 2020, for federal income tax purposes, capital loss carryforwards of $112,157,880 were available as shown in the table below, to the extent provided by the regulations to offset future realized

                                                                              29
                                                                               -

MainStay Convertible Fund

gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS      AMOUNT
AVAILABLE THROUGH  (000'S)
-----------------  --------
      2009         $ 50,394
      2010           61,764
                   --------
                    112,158
                   ========

In addition, the Fund intends to elect to treat for federal income tax purposes $6,140,852 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $510,953 and $552,296, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                              YEAR ENDED
                                                   DECEMBER 31, 2002                      DECEMBER 31, 2001
                                           ---------------------------------      ----------------------------------
                                           CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                           -------      -------      -------      -------      -------      --------
Shares sold..........................       1,852         3,267        744         2,612        3,978          768
Shares issued in reinvestment of
  dividends and distributions........         131           614         14           178        1,075           15
                                           ------       -------       ----        ------       ------         ----
                                            1,983         3,881        758         2,790        5,053          783
Shares redeemed......................      (1,917)      (10,024)      (420)       (2,067)      (9,241)        (279)
                                           ------       -------       ----        ------       ------         ----
Net increase (decrease)..............          66        (6,143)       338           723       (4,188)         504
                                           ======       =======       ====        ======       ======         ====

30
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Convertible Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Convertible Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

                                                                              31
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

32
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              33
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.


34
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MacKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              35
                                                                               -

                                                           [MAINSTAY FUNDS LOGO]

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President            MainStay(R)
ROBERT A. ANSELMI         Secretary                 Convertible Fund
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1)As of December 31, 2002.

[MAINSTAY LOGO]                                ANNUAL REPORT
                                               DECEMBER 31, 2002

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center                                                     [MAINSTAY LOGO]
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSC11- 02/03
                                                                 05

[RECYCLE LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Capital
                                                              Appreciation Fund versus S&P 500(R) Index,
                                                              Russell 1000(R) Growth Index, and Inflation--
                                                              Class A, Class B, and Class C Shares             3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/02      10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               27
                                                              Trustees and Officers                           28
                                                              The MainStay(R) Funds                           31

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

$10,000 Invested in MainStay Capital
Appreciation Fund versus S&P 500(R) Index,
Russell 1000(R) Growth Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -35.32%, 5 Years -5.32%, 10 Years 5.54% [LINE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
                                         APPRECIATION FUND        S&P 500 INDEX(1)         INDEX(2)           INFLATION (CPI)(3)
                                         -----------------        ----------------    -------------------     ------------------
12/92                                          9450.00               10000.00               10000.00               10000.00
12/93                                         10774.00               11008.00               10287.00               10282.00
12/94                                         10610.00               11153.00               10559.00               10548.00
12/95                                         14407.00               15343.00               14486.00               10817.00
12/96                                         17168.00               18866.00               17834.00               11182.00
12/97                                         21305.00               25163.00               23270.00               11372.00
12/98                                         29665.00               32354.00               32275.00               11558.00
12/99                                         37051.00               39163.00               42976.00               11868.00
12/00                                         32913.00               35604.00               33339.00               12268.00
12/01                                         25063.00               31373.00               26531.00               12458.00
12/02                                         17154.00               24441.00               19132.00               12761.00

CLASS B SHARES Total Returns: 1 Year -35.47%, 5 Years -5.28%, 10 Years 5.57% [LINE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
                                         APPRECIATION FUND        S&P 500 INDEX(1)         INDEX(2)            INFLATION (CPI)(3)
                                         -----------------        ----------------    -------------------      ------------------
12/92                                         10000.00               10000.00               10000.00               10000.00
12/93                                         11401.00               11008.00               10287.00               10282.00
12/94                                         11228.00               11153.00               10559.00               10548.00
12/95                                         15169.00               15343.00               14486.00               10817.00
12/96                                         17984.00               18866.00               17834.00               11182.00
12/97                                         22202.00               25163.00               23270.00               11372.00
12/98                                         30672.00               32354.00               32275.00               11558.00
12/99                                         38004.00               39163.00               42976.00               11868.00
12/00                                         33503.00               35604.00               33339.00               12268.00
12/01                                         25304.00               31373.00               26531.00               12458.00
12/02                                         17188.00               24441.00               19132.00               12761.00

CLASS C SHARES Total Returns: 1 Year -32.78%, 5 Years -4.99%, 10 Years 5.57% [LINE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
                                         APPRECIATION FUND        S&P 500 INDEX(1)         INDEX(2)            INFLATION (CPI)(3)
                                         -----------------        ----------------    -------------------      ------------------
12/92                                         10000.00               10000.00               10000.00               10000.00
12/93                                         11401.00               11008.00               10287.00               10282.00
12/94                                         11228.00               11153.00               10559.00               10548.00
12/95                                         15169.00               15343.00               14486.00               10817.00
12/96                                         17984.00               18866.00               17834.00               11182.00
12/97                                         22202.00               25163.00               23270.00               11372.00
12/98                                         30672.00               32354.00               32275.00               11558.00
12/99                                         38004.00               39163.00               42976.00               11868.00
12/00                                         33511.00               35604.00               33339.00               12268.00
12/01                                         25313.00               31373.00               26531.00               12458.00
12/02                                         17188.00               24441.00               19132.00               12761.00

                                                                               3
                                                                               -
-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

Early in 2002, news of misconduct at Enron, ImClone Systems, Tyco International, WorldCom and other high-profile companies led to a crisis of confidence in corporate reporting. These upsets were soon followed by a series of bankruptcy announcements, including Enron, WorldCom, and Kmart. By year-end, Conseco had also filed for Chapter 11 protection in the third-largest bankruptcy in U.S. history.

The weakness and uncertainty that had characterized the U.S. economy in 2001 persisted in 2002. Industrial production remained at depressed levels throughout the year, and sales of capital goods, excluding defense, declined at an unpre-cedented rate. Weak industrial spending left consumers as the primary driver of economic growth. Unfortunately, consumer confidence peaked in March and drifted lower throughout the remainder of the year, raising the potential specter that faltering consumer spending might prompt a double-dip recession.

The potential for geopolitical developments to negatively impact stock prices presented a growing risk, particularly as tensions mounted between the United States and Iraq. Nuclear weapons development in North Korea also became an important market concern. A nationwide strike in Venezuela drove the price of oil up to $32 per barrel in the fourth quarter of 2002, a development that might slow the pace of economic recovery in the United States.

To stimulate the struggling U.S. economy, the Federal Reserve lowered the targeted federal funds rate by 50 basis points in November 2002. The equity markets staged an impressive rally in the fourth quarter, as investors looked forward to what will hopefully be a better investment climate in 2003 and beyond.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Capital Appreciation Fund returned -31.56% for Class A shares, -32.07% for Class B shares, and -32.10% for Class C shares, excluding all sales charges. All share classes underperformed the -28.63% return of the average Lipper(1) large-cap growth fund over the same period. All share classes also underperformed the -22.10% return of the S&P 500(R) Index(2) and the -27.88% return of the Russell 1000(R) Growth Index(3) for the year ended December 31, 2002.

                                                                               5
                                                                               -
-------
1 See footnote and table on page 10 for more information about Lipper Inc.
2 See footnote on page 4 for more information about the S&P 500 Index.
3 See footnote on page 4 for more information about the Russell 1000 Growth
  Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[LINE GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.79
12/96                                                                            19.16
12/97                                                                            24.10
12/98                                                                            39.24
12/99                                                                            24.90
12/00                                                                           -11.17
12/01                                                                           -23.85
12/02                                                                           -31.56

CLASS B SHARES
[LINE GRAPH]

                                                                            CLASS B SHARES
                                                                            --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.85
12/01                                                                           -24.47
12/02                                                                           -32.07

STRATEGIC POSITIONING

Over the course of 2002, the Fund sought to keep a balanced and diversified portfolio that contained both stable and cyclical growth companies, with emphasis on companies offering consistent sales and earnings gains and

CLASS C SHARES
[LINE GRAPH]

                                                                            CLASS C SHARES
                                                                            --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.82
12/01                                                                           -24.46
12/02                                                                           -32.10

companies that were well positioned to take advantage of an economic recovery. We reduced the Fund's information-technology exposure during the first nine months of 2002, as the expected pickup in demand failed to materialize. The Fund began adding selective technology issues in the fourth quarter, when it appeared that technology spending had bottomed.

The Fund reduced its exposure to retail stocks as the year unfolded, due to a slowdown in consumer spending. Although retail issues generally outperformed the market for the year, our decision to trim the Fund's retail exposure proved beneficial in the fourth quarter, when retail sales were particularly weak.

The Fund changed its mix of industrial stocks by selling large positions in Tyco International and General Electric and by diversifying its holdings into aerospace & defense, chemicals, transportation-services, and diversified-manufacturing stocks. In each case, the Fund invested in market-leading companies with solid earnings and the potential to benefit when the U.S. economy picks up steam.

The Fund added to its health care sector holdings, specifically with stocks in health care facilities, managed health care, and medical products. The Fund also increased its weighting in consumer staples by adding stocks in the beverages industry and the food & drug retailing industry. Although past performance is no guarantee of future results, the companies we selected have offered consistent growth in almost all economic scenarios.

BEST AND WORST PERFORMERS

The company that made the greatest positive contribution to the Fund's performance was UnitedHealth Group, which benefited from record sales and earnings during 2002. Bank of America was also a strong performer, as the company's restructuring efforts produced solid earnings in a challenging environment. Food retailer SYSCO also saw strong gains, outperforming other

                                                                               7
                                                                               -
companies in a recession-resistant portion of the market. Hospital operator HCA continued its turnaround and provided positive returns for the Fund when rising hospital admissions drove earnings higher. Danaher, which provides a wide range of controls, measuring products, and tools, also benefited from strong cash flow and disciplined management, providing positive results for the Fund in 2002.

Unfortunately, the Fund's weakest performers tended to have a greater impact on the Fund's overall results. Tyco International, which suffered from a management scandal and declining cash flow, was the largest detractor from performance, dropping severely before we sold the Fund's position in the stock. Semiconductor producer Intel saw its stock lose more than half its value in 2002, due to a major drop-off in technology spending. Baxter International, a top performer in 2001, declined substantially when it experienced a slowdown in sales. Tenet Healthcare, which was tainted by questions about its Medicare billing practices, also took a substantial toll on the Fund's performance.

PURCHASES AND SALES

The Fund's new purchases included several holdings that had a positive impact on performance, including Danaher, Praxair, Kraft Foods, BB&T, and WellPoint Health Networks. New purchases that had a significant negative impact included United Technologies, beverage companies Coca-Cola and PepsiCo, retailers Walgreen and TJX, technology companies Applied Materials and KLA-Tencor, financial giants Morgan Stanley and American Express, and health care companies Johnson & Johnson and Tenet Healthcare. Other new holdings for 2002, including Lockheed Martin and energy company BJ Services, had little if any impact on the Fund's performance.

The Fund eliminated its positions in Tyco International, American International Group, AOL-Time Warner, and General Electric based on declining company fundamentals. Although each of these stocks was sold at a loss, continuing price declines after the transactions--especially at Tyco International--showed that the sales were prudent.

The Fund also eliminated its position in several stocks that suffered from inconsistent performance, including Safeway, Costco, FleetBoston Financial, Genzyme, and Abbott Laboratories. Each of the sales benefited the Fund, since all of these stocks continued to decline after they were sold.

SECTOR WEIGHTINGS

The Fund was overweighted in cyclical consumer discretionary stocks throughout the year, since we felt that consumer spending would continue to benefit the economy and that retail stocks still appeared to be attractively valued. The stocks held up well until the fourth quarter when investors sold consumer-cyclical issues and moved into technology stocks. As of year-end, the Fund remained overweighted in the consumer discretionary sector, although exposure was reduced.

The Fund also benefited from an overweighted position in the health care sector, until the fourth quarter, when sector rotation and a problem at Tenet Healthcare drove stocks in the health care providers & services industry down sharply. We believe prices remain attractive relative to growth rates, and the Fund remains slightly overweighted in the health care sector.

The Fund's absence from telecommunication services in 2002 proved beneficial, as the sector was exceedingly weak. We recently initiated positions in oil & gas drilling companies, seeking to benefit from improving supply-and-demand fundamentals and high oil and gas prices. Even so, the Fund remains underweighted in the energy sector. Although the Fund looks favorably on financial stocks, as of year-end 2002, it was overweighted in the sector relative to the Russell 1000 Growth Index, but underweighted relative to the S&P 500.

LOOKING AHEAD

There are several reasons why we remain optimistic about the equity outlook. First, business capital spending is showing early signs of a rebound and employment may follow this trend. If employment picks up, it could have a positive impact on consumer spending going forward. Second, since the last major corporate PC upgrade cycle is now at the end of its depreciable life span, we expect technology spending to increase this year. Third, several major geopolitical issues may move toward resolution this year. While Iraqi relations remain tense, some Arab states are beginning to exert pressure for a change of leadership. North Korea has begun talks with the United States, and OPEC has agreed to step up production to make up for the shortfall in oil shipments from Venezuela. Even with these positive indicators, however, we realize that the geopolitical scene is constantly changing, which makes it difficult to say with any certainty what will influence the markets next.

The fragile state of the U.S. economic recovery involves definite risk. If capital spending improves, however, the economy may find itself on more solid ground. Given the uncertain investment environment, we continue to maintain a diversified portfolio of companies with solid financials and strong prospects for future growth. Whatever the market or the economy may bring, the Fund will continue to seek long-term growth of capital, with dividend income, if any, as an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/02
    Class A               -31.56%      -4.24%      6.14%          9.15%
    Class B               -32.07%      -4.99%      5.57%          8.79%
    Class C               -32.10%      -4.99%      5.57%          8.79%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/02
    Class A               -35.32%      -5.32%      5.54%          8.78%
    Class B               -35.47%      -5.28%      5.57%          8.79%
    Class C               -32.78%      -4.99%      5.57%          8.79%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/02
    Class A              505 out of  201 out of     n/a          92 out of
                         661 funds   315 funds                  163 funds
    Class B              529 out of  228 out of  55 out of       15 out of
                         661 funds   315 funds   92 funds        47 funds
    Class C              532 out of     n/a         n/a         265 out of
                         661 funds                              355 funds
    Average Lipper
    large-cap growth
    fund                  -28.63%      -3.48%      5.72%        7.90%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

                NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A        $22.49      $0.0000      $0.0000
    Class B        $21.05      $0.0000      $0.0000
    Class C        $21.05      $0.0000      $0.0000

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

10
-

 2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                              11
                                                                               -

MainStay Capital Appreciation Fund

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (98.5%)+
AEROSPACE & DEFENSE (5.2%)
General Dynamics Corp. ......     285,600       $   22,668,072
Lockheed Martin Corp. .......     375,700           21,696,675
United Technologies Corp. ...     505,400           31,304,476
                                                --------------
                                                    75,669,223
                                                --------------
AIR FREIGHT & LOGISTICS (2.1%)
FedEx Corp. (b) .............     567,000           30,742,740
                                                --------------

AUTOMOBILES (3.1%)
Harley-Davidson, Inc. (b)....     957,400           44,231,880
                                                --------------

BANKS (5.7%)
Bank Of America Corp. .......     495,900           34,499,763
BB&T Corp. ..................     591,400           21,875,886
Fifth Third Bancorp..........     443,000           25,937,650
                                                --------------
                                                    82,313,299
                                                --------------
BEVERAGES (3.1%)
Coca-Cola Co. (The) (b)......     500,700           21,940,674
PepsiCo, Inc. (b)............     553,500           23,368,770
                                                --------------
                                                    45,309,444
                                                --------------
BIOTECHNOLOGY (1.5%)
Amgen, Inc. (a)..............     462,000           22,333,080
                                                --------------
CHEMICALS (2.7%)
Air Products & Chemicals,
 Inc. .......................     451,000           19,280,250
Praxair, Inc. ...............     346,000           19,988,420
                                                --------------
                                                    39,268,670
                                                --------------
COMMERCIAL SERVICES & SUPPLIES (2.6%)
Cendant Corp. (a)............   1,432,700           15,014,696
First Data Corp. (b).........     623,000           22,060,430
                                                --------------
                                                    37,075,126
                                                --------------
COMMUNICATIONS EQUIPMENT (1.9%)
Cisco Systems, Inc. (a)......   2,150,200           28,167,620
                                                --------------

COMPUTERS & PERIPHERALS (2.7%)
Hewlett-Packard Co. .........   1,207,000           20,953,520
International Business
 Machines Corp. (b)..........     241,600           18,724,000
                                                --------------
                                                    39,677,520
                                                --------------
DIVERSIFIED FINANCIALS (7.0%)
American Express Co. ........     916,900           32,412,415
Citigroup, Inc. .............     617,200           21,719,268
Fannie Mae...................     446,500           28,723,345
Morgan Stanley...............     482,100           19,245,432
                                                --------------
                                                   102,100,460
                                                --------------

                                 SHARES             VALUE
                               -------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc.
 (a).........................     216,300       $    3,884,748
                                                --------------

ENERGY EQUIPMENT & SERVICES (2.9%)
Baker Hughes, Inc. ..........     455,900           14,675,421
BJ Services Co. (a)..........     450,900           14,568,579
Weatherford International
 Ltd. (a)....................     326,800           13,049,124
                                                --------------
                                                    42,293,124
                                                --------------
FOOD & DRUG RETAILING (3.3%)
SYSCO Corp. (b)..............     862,100           25,681,959
Walgreen Co. (b).............     761,400           22,225,266
                                                --------------
                                                    47,907,225
                                                --------------
FOOD PRODUCTS (1.1%)
Kraft Foods, Inc. Class A....     396,600           15,439,638
                                                --------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
Baxter International,
 Inc. .......................     970,600           27,176,800
Medtronic, Inc. .............     468,700           21,372,720
                                                --------------
                                                    48,549,520
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (9.2%)
Cardinal Health, Inc. (b)....     457,200           27,061,668
HCA, Inc. ...................     612,900           25,435,350
Tenet Healthcare Corp. (a)...     694,250           11,385,700
UnitedHealth Group, Inc. ....     531,200           44,355,200
WellPoint Health Networks,
 Inc. (a)....................     347,700           24,742,332
                                                --------------
                                                   132,980,250
                                                --------------
HOUSEHOLD PRODUCTS (1.6%)
Colgate-Palmolive Co. (b)....     451,000           23,645,930
                                                --------------

INSURANCE (1.6%)
Marsh & McLennan Cos.,
 Inc. .......................     518,400           23,955,264
                                                --------------

IT CONSULTING & SERVICES (0.7%)
SunGard Data Systems, Inc.
 (a).........................     426,900           10,057,764
                                                --------------

MACHINERY (3.2%)
Danaher Corp. ...............     311,600           20,472,120
Illinois Tool Works, Inc. ...     410,900           26,650,974
                                                --------------
                                                    47,123,094
                                                --------------
MEDIA (6.6%)
Clear Channel Communications,
 Inc. (a)....................     582,260           21,712,475
Gannett Co., Inc. ...........     360,500           25,883,900
Omnicom Group, Inc. .........     381,100           24,619,060
Viacom, Inc. Class B
 (a)(b)......................     581,422           23,698,761
                                                --------------
                                                    95,914,196
                                                --------------
MULTILINE RETAIL (5.6%)
Kohl's Corp. (a).............     561,100           31,393,545
Target Corp. (b).............     775,700           23,271,000

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Wal-Mart Stores, Inc. .......     512,300       $   25,876,273
                                                --------------
                                                    80,540,818
                                                --------------
PHARMACEUTICALS (4.1%)
Johnson & Johnson............     564,000           30,292,440
Pfizer, Inc. (b).............     944,700           28,879,479
                                                --------------
                                                    59,171,919
                                                --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.0%)
Analog Devices, Inc. (a).....     730,200           17,429,874
Applied Materials, Inc.
 (a)(b)......................     967,200           12,602,616
Intel Corp. (b)..............   1,694,900           26,389,593
KLA-Tencor Corp. (a)(b)......     386,900           13,684,653
Texas Instruments, Inc.
 (b).........................   1,180,700           17,722,307
                                                --------------
                                                    87,829,043
                                                --------------
SOFTWARE (6.8%)
Electronic Arts, Inc. (a)....     240,500           11,969,685
Microsoft Corp. (a)..........     862,500           44,591,250
Oracle Corp. (a).............   2,247,200           24,269,760
VERITAS Software Corp. (a)...   1,139,600           17,800,552
                                                --------------
                                                    98,631,247
                                                --------------
SPECIALTY RETAIL (4.5%)
Bed Bath & Beyond, Inc.
 (a).........................     843,500           29,126,055
Lowe's Cos., Inc. ...........     379,400           14,227,500
TJX Cos., Inc. (The) (b).....   1,133,400           22,123,968
                                                --------------
                                                    65,477,523
                                                --------------
Total Common Stocks
 (Cost $1,622,999,197).......                    1,430,290,365
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
SHORT-TERM INVESTMENTS (11.1%)

COMMERCIAL PAPER (3.0%)
UBS Finance Delaware LLC
 1.20%, due 1/2/03...........  $9,835,000            9,834,672
USAA Capital Corp.
 1.32%, due 1/6/03...........  15,185,000           15,182,216
Westaways Funding IV
 1.52%, due 1/8/03 (c).......  19,250,000           19,244,385
                                                --------------
Total Commercial Paper
 (Cost $44,261,273)..........                       44,261,273
                                                --------------
                                 SHARES             VALUE
                               -------------------------------
INVESTMENT COMPANIES (0.9%)
AIM Institutional Funds Group
 (c).........................   2,604,938       $    2,604,938
Janus Government Money Market
 Fund (c)....................     300,857              300,857
Janus Money Market Fund
 (c).........................   5,571,725            5,571,725
Merrill Lynch Premier
 Institutional Fund..........   4,540,000            4,540,000
                                                --------------
Total Investment Companies
 (Cost $13,017,520)..........                       13,017,520
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
MASTER NOTE (2.7%)
Bank of American Securities
 1.44%, due 1/2/03 (c).......  $40,000,000          40,000,000
                                                --------------
Total Master Note
 (Cost $40,000,000)                                 40,000,000
                                                --------------
REPURCHASE AGREEMENTS (4.5%)
Country Wide Securities Corp.
 1.393%, dated 8/14/02, due
 1/2/03
 Proceeds at Maturity
 $25,134,529 (c)
 (Collateralized by
 $35,682,377 First Boston
 Mortgage Securities Corp.
 1998-C2 Class B
 3.59%, due 11/11/30
 Market Value $36,416,496)     25,000,000           25,000,000
Goldman Sachs Group Inc.
 (The)
 1.363%, dated 4/4/02, due
 1/2/03
 Proceeds at Maturity
 $40,407,780 (c)
 (Collateralized by
 $22,238,235 GMAMP 2002-HE
 Class M2
 3.66%, due 11/20/30
 $17,761,766 GSR Mortgage
 Loan Trust 2002-8, Class X2
 1.25%, due 10/25/32 Market
 Value $40,800,001)            40,000,000           40,000,000
                                                --------------
Total Repurchase Agreements
 (Cost $65,000,000)                                 65,000,000
                                                --------------
Total Short-Term Investments
 (Cost $162,278,793).........                      162,278,793
                                                --------------

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

                                                --------------
Total Investments
 (Cost $1,785,277,990) (d)...       109.6%      $1,592,569,158(e)
Liabilities in Excess of
 Cash and Other Assets.......        (9.6)        (139,962,898)
                               -----------      --------------
Net Assets...................       100.0%      $1,452,606,260
                               ===========      ==============

--------------------------------------------------------------
(a)  Non-income producing security.
(b)  Represent securities out on loan or a portion which is
     out on loan.
(c)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  The cost for federal income tax purposes is
     $1,787,981,380.
(e)  At December 31, 2002 net unrealized depreciation was
     $195,412,222, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $96,149,883 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $291,562,105.

14
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $1,785,277,990) including $129,070,989 of securities
  loaned....................................................       $1,592,569,158
Deposit with broker for securities loaned...................                5,899
Cash........................................................                4,189
Receivables:
  Fund shares sold..........................................              857,341
  Dividends and interest....................................            1,712,046
  Investment securities sold................................              468,778
Other assets................................................               22,514
                                                                   --------------
        Total assets........................................        1,595,639,925
                                                                   --------------
LIABILITIES:
Securities lending collateral (Note 2)......................          132,727,804
Payables:
  Investment securities purchased...........................            4,474,148
  Fund shares redeemed......................................            2,609,872
  Transfer agent............................................            1,147,150
  NYLIFE Distributors.......................................            1,090,305
  Manager...................................................              726,543
  Trustees..................................................               17,763
  Custodian.................................................               11,524
Accrued expenses............................................              228,556
                                                                   --------------
        Total liabilities...................................          143,033,665
                                                                   --------------
Net assets..................................................       $1,452,606,260
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      123,420
  Class B...................................................              553,593
  Class C ..................................................                4,665
Additional paid-in capital..................................        1,879,085,260
Accumulated net realized loss on investments and written
  option transactions.......................................         (234,451,846)
Net unrealized depreciation on investments..................         (192,708,832)
                                                                   --------------
Net assets..................................................       $1,452,606,260
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  277,526,451
                                                                   ==============
Shares of beneficial interest outstanding...................           12,341,954
                                                                   ==============
Net asset value per share outstanding.......................       $        22.49
Maximum sales charge (5.50% of offering price)..............                 1.31
                                                                   --------------
Maximum offering price per share outstanding................       $        23.80
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,165,260,394
                                                                   ==============
Shares of beneficial interest outstanding...................           55,359,290
                                                                   ==============
Net asset value and offering price per share outstanding....       $        21.05
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    9,819,415
                                                                   ==============
Shares of beneficial interest outstanding...................              466,480
                                                                   ==============
Net asset value and offering price per share outstanding....       $        21.05
                                                                   ==============

                                                                              15
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  13,868,073
  Interest (a)..............................................        387,041
                                                              -------------
    Total income............................................     14,255,114
                                                              -------------
Expenses:
  Distribution--Class B.....................................     11,527,264
  Distribution--Class C.....................................         99,915
  Manager...................................................     11,199,351
  Transfer agent............................................      6,974,080
  Service--Class A..........................................        870,621
  Service--Class B..........................................      3,842,421
  Service--Class C..........................................         33,305
  Shareholder communication.................................        481,360
  Professional..............................................        268,225
  Recordkeeping.............................................        216,522
  Custodian.................................................        174,704
  Trustees..................................................         89,983
  Registration..............................................         51,295
  Miscellaneous.............................................         59,344
                                                              -------------
    Total expenses before waiver............................     35,888,390
Fees waived by Manager......................................       (816,657)
                                                              -------------
    Net expenses............................................     35,071,733
                                                              -------------
Net investment loss.........................................    (20,816,619)
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  WRITTEN OPTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (121,014,006)
  Written option transactions...............................      1,758,109
                                                              -------------
Net realized loss on investments and written option
  transactions..............................................   (119,255,897)
                                                              -------------
Net change in unrealized appreciation on investments........   (606,013,572)
                                                              -------------
Net realized and unrealized loss on investments and written
  option transactions.......................................   (725,269,469)
                                                              -------------
Net decrease in net assets resulting from operations........  $(746,086,088)
                                                              =============

-------
(a) Includes securities lending income of $156,374.

16
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended        Year ended
                                                               December 31,      December 31,
                                                                   2002              2001
                                                              ---------------   ---------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (20,816,619)  $   (28,605,448)
  Net realized loss on investments and written option
    transactions............................................     (119,255,897)     (115,195,949)
  Net change in unrealized appreciation on investments......     (606,013,572)     (710,017,154)
                                                              ---------------   ---------------
  Net decrease in net assets resulting from operations......     (746,086,088)     (853,818,551)
                                                              ---------------   ---------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................               --        (3,272,641)
    Class B.................................................               --       (14,973,415)
    Class C.................................................               --          (136,801)
                                                              ---------------   ---------------
      Total distributions to shareholders...................               --       (18,382,857)
                                                              ---------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      122,521,377       166,042,126
    Class B.................................................      120,012,435       206,267,785
    Class C.................................................        1,696,548         4,408,518
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................               --         3,115,514
    Class B.................................................               --        14,552,594
    Class C.................................................               --           110,942
                                                              ---------------   ---------------
                                                                  244,230,360       394,497,479
  Cost of shares redeemed:
    Class A.................................................     (153,190,672)     (170,552,204)
    Class B.................................................     (352,883,911)     (403,175,817)
    Class C.................................................       (4,788,461)       (6,677,860)
                                                              ---------------   ---------------
      Decrease in net assets derived from capital share
       transactions.........................................     (266,632,684)     (185,908,402)
                                                              ---------------   ---------------
      Net decrease in net assets............................   (1,012,718,772)   (1,058,109,810)
NET ASSETS:
Beginning of year...........................................    2,465,325,032     3,523,434,842
                                                              ---------------   ---------------
End of year.................................................  $ 1,452,606,260   $ 2,465,325,032
                                                              ===============   ===============

                                                                              17
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                              --------------------------------------------------------
                                                                              Year ended December 31,
                                                              --------------------------------------------------------
                                                                2002        2001        2000        1999        1998
                                                              --------    --------    --------    --------    --------
Net asset value at beginning of period......................  $  32.86    $  43.46    $  57.12    $  48.74    $  36.60
                                                              --------    --------    --------    --------    --------
Net investment loss (a).....................................     (0.13)      (0.15)      (0.33)      (0.24)      (0.14)
Net realized and unrealized gain (loss) on investments......    (10.24)     (10.22)      (6.16)      12.22       14.42
                                                              --------    --------    --------    --------    --------
Total from investment operations............................    (10.37)     (10.37)      (6.49)      11.98       14.28
                                                              --------    --------    --------    --------    --------
Less distributions:
 From net realized gain on investments......................        --       (0.23)      (7.17)      (3.60)      (2.14)
                                                              --------    --------    --------    --------    --------
Net asset value at end of period............................  $  22.49    $  32.86    $  43.46    $  57.12    $  48.74
                                                              ========    ========    ========    ========    ========
Total investment return (b).................................    (31.56%)    (23.85%)    (11.17%)     24.90%      39.24%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss......................................     (0.48)%     (0.41%)     (0.59%)     (0.47%)     (0.34%)
   Expenses.................................................      1.28%       1.29%       1.19%       1.19%       1.23%
   Net Expenses (after waiver)..............................      1.23%       1.10%       0.99%       1.00%       1.04%
Portfolio turnover rate.....................................        69%         44%         38%         41%         29%
Net assets at end of period (in 000's)......................  $277,526    $442,526    $590,366    $587,633    $394,848

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

18
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               Class B                                                     Class C
    --------------------------------------------------------------   ----------------------------------------------------
                                                                                                            September 1*
                       Year ended December 31,                             Year ended December 31,             through
    --------------------------------------------------------------   ------------------------------------   December 31,
       2002         2001         2000         1999         1998       2002     2001      2000      1999         1998
    ----------   ----------   ----------   ----------   ----------   ------   -------   -------   -------   -------------
    $    30.99   $    41.34   $    55.15   $    47.54   $    36.02   $31.00   $ 41.35   $ 55.15   $ 47.54      $36.15
    ----------   ----------   ----------   ----------   ----------   ------   -------   -------   -------      ------
         (0.32)       (0.39)       (0.72)       (0.61)       (0.45)   (0.32)    (0.39)    (0.72)    (0.61)      (0.10)
         (9.62)       (9.73)       (5.92)       11.82        14.11    (9.63)    (9.73)    (5.91)    11.82       13.63
    ----------   ----------   ----------   ----------   ----------   ------   -------   -------   -------      ------
         (9.94)      (10.12)       (6.64)       11.21        13.66    (9.95)   (10.12)    (6.63)    11.21       13.53
    ----------   ----------   ----------   ----------   ----------   ------   -------   -------   -------      ------
            --        (0.23)       (7.17)       (3.60)       (2.14)      --     (0.23)    (7.17)    (3.60)      (2.14)
    ----------   ----------   ----------   ----------   ----------   ------   -------   -------   -------      ------
    $    21.05   $    30.99   $    41.34   $    55.15   $    47.54   $21.05   $ 31.00   $ 41.35   $ 55.15      $47.54
    ==========   ==========   ==========   ==========   ==========   ======   =======   =======   =======      ======
        (32.07%)     (24.47%)     (11.85%)      23.90%       38.15%  (32.10%)  (24.46%)  (11.82%)   23.90%      37.66%
         (1.23%)      (1.16%)      (1.34%)      (1.22%)      (1.09%)  (1.23%)   (1.16%)   (1.34%)   (1.22%)     (1.09%)+
          2.03%        2.04%        1.94%        1.94%        1.98%    2.03%     2.04%     1.94%     1.94%       1.98%+
          1.98%        1.85%        1.74%        1.75%        1.79%    1.98%     1.85%     1.74%     1.75%       1.79%+
            69%          44%          38%          41%          29%      69%       44%       38%       41%         29%
    $1,165,260   $2,004,638   $2,905,828   $3,486,486   $2,753,012   $9,819   $18,162   $27,241   $23,238      $1,600

                                                                              19
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

20
-

Notes to Financial Statements

appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                                                                              21
                                                                               -

MainStay Capital Appreciation Fund

Written option activity for the year ended December 31, 2002 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS     PREMIUM
                                                              ---------   -----------
Options outstanding at December 31, 2001....................        --    $        --
Options-written.............................................   (20,351)    (3,631,372)
Options-buybacks............................................    13,576      2,730,285
Options-expired.............................................     1,080        158,755
Options-exercised...........................................     5,695        742,332
                                                               -------    -----------
Options outstanding at December 31, 2002....................        --    $        --
                                                               =======    ===========

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

22
-

The following table discloses the current year reclassifications between accumulated net investment loss and additional paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

 ACCUMULATED
NET INVESTMENT      ADDITIONAL
     LOSS         PAID-IN CAPITAL
--------------    ---------------
 $20,816,619       $(20,816,619)

The reclassifications for the Fund are due to net operating losses.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                              2002      2001
                                                              ----   -----------
Distributions paid from long-term capital gains.............    --   $18,382,857

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational

                                                                              23
                                                                               -

MainStay Capital Appreciation Fund

expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

Through March 11, 2002, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets and had voluntarily established fee breakpoints of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.72% annually on assets up to $200 million, 0.65% annually on assets from $200 million to $500 million and 0.50% in assets in excess of $500 million. For the year ended December 31, 2002 the Manager earned from the Fund $11,199,351 and waived $816,657 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor through March 11, 2002, a monthly fee at an annual rate of 0.36% of the average daily net assets of the Fund. To the extent that the Manager had voluntarily established fee breakpoints, the Subadvisor had voluntarily agreed to do so proportionately. Effective March 12, 2002, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $14,634 for the year ended December 31, 2002. The Fund was also advised

24
-
that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $28,118, $1,290,486 and $2,032, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $6,974,080.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $35,647 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $216,522 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, components of accumulated loss on a tax basis were as follows:

 ACCUMULATED
   CAPITAL
  AND OTHER       UNREALIZED      TOTAL ACCUMULATED
   LOSSES        DEPRECIATION           LOSS
 -----------     -------------    -----------------
$(214,530,929)   $(195,412,222)     $(409,943,151)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals.

                                                                              25
                                                                               -

MainStay Capital Appreciation Fund

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $214,530,929 were available as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS
                     AVAILABLE THROUGH                        AMOUNT (000'S)
                     -----------------                        --------------
2009........................................................     $109,823
2010........................................................      104,708
                                                                 --------
                                                                 $214,531
                                                                 ========

In addition, the Fund intends to elect to treat for federal income tax purposes $17,217,527 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $1,310,374 and $1,620,466, respectively.

As of December 31, 2002, the Fund had securities on loan with an aggregate market value of $129,070,989. The Fund received $132,727,804 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31, 2002             DECEMBER 31, 2000
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................   4,496      4,679      65      4,741      6,060     126
Shares issued in reinvestment of
  distributions.............................      --         --      --        104        482       4
                                              ------    -------    ----     ------    -------    ----
                                               4,496      4,679      65      4,845      6,542     130
Shares redeemed.............................  (5,623)   (14,004)   (185)    (4,960)   (12,143)   (203)
                                              ------    -------    ----     ------    -------    ----
Net decrease................................  (1,127)    (9,325)   (120)      (115)    (5,601)    (73)
                                              ======    =======    ====     ======    =======    ====

26
-

Report of Independent Accountants

To the Board of Trustees of the MainStay Funds and Shareholders of MainStay Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Capital Appreciation Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

                                                                              27
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

28
-
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              29
                                                                               -
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

30
-
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

                                                                              31
                                                                               -

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved. MSCA11-02/03
                                                                04

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Capital Appreciation Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Blue Chip Growth
                                                              Fund versus S&P 500 Index(R) and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/02      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               24
                                                              Trustees and Officers                           25
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

$10,000 INVESTED IN MAINSTAY
BLUE CHIP GROWTH FUND VERSUS
S&P 500(R) INDEX AND INFLATION

CLASS A SHARES Total Returns: 1 Year -37.54%, Since Inception -7.25%

[CLASS A SHARES GRAPH]

                                                   MAINSTAY BLUE CHIP
YEAR-END                                               GROWTH FUND             S&P 500 INDEX(1)           INFLATION (CPI)(2)
--------                                           ------------------          ----------------           ------------------
6/1/98                                                $  9,450                     $ 10,000                    $ 10,000
12/98                                                   11,000                       11,366                      10,115
12/99                                                   15,593                       13,759                      10,386
12/00                                                   14,050                       12,508                      10,736
12/01                                                   10,710                       11,022                      10,902
12/02                                                    7,079                        8,586                      11,167

CLASS B SHARES Total Returns: 1 Year -37.64%, Since Inception -7.17%

[CLASS B SHARES GRAPH]

                                                   MAINSTAY BLUE CHIP
YEAR-END                                               GROWTH FUND             S&P 500 INDEX(1)           INFLATION (CPI)(2)
--------                                           ------------------          ----------------           ------------------
6/1/98                                                 $ 10,000                    $ 10,000                     $ 10,000
12/98                                                    11,600                      11,366                       10,115
12/99                                                    16,330                      13,759                       10,386
12/00                                                    14,608                      12,508                       10,736
12/01                                                    11,041                      11,022                       10,902
12/02                                                     7,107                       8,586                       11,167

CLASS C SHARES Total Returns: 1 Year -35.02%, Since Inception -6.78%

[CLASS C SHARES GRAPH]

                                                   MAINSTAY BLUE CHIP
YEAR-END                                               GROWTH FUND             S&P 500 INDEX(1)           INFLATION (CPI)(2)
--------                                           ------------------          ----------------           ------------------
6/1/98                                                 $ 10,000                    $ 10,000                     $ 10,000
12/98                                                    11,600                      11,366                       10,115
12/99                                                    16,330                      13,759                       10,386
12/00                                                    14,608                      12,508                       10,736
12/01                                                    11,041                      11,022                       10,902
12/02                                                     7,247                       8,586                       11,167

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

In 2002, the U.S. stock market recorded its third consecutive annual decline-- something investors hadn't seen since the early 1940s. Although the economy generally improved, the pace was sluggish and unemployment rose. Corporate spending remained in check, a victim of eroding confidence and corporate downsizing. A series of accounting scandals, homeland security issues, global terrorist incidents, and disarmament issues with Iraq and North Korea extinguished the stock market rally that had ignited during the fourth quarter of 2001.

Fortunately, low interest rates led to a housing boom, which helped sustain consumer spending. Low borrowing costs also kept auto sales strong through most of the year. Even so, after several unfavorable economic reports and a continuing stock market decline, the Federal Reserve cut the targeted federal funds rate by 50 basis points in November to an unusually low 1.25%. This surprisingly aggressive move suggested that support was in the pipeline for an economy that Fed Chairman Alan Greenspan described as being in a "soft patch." Many of the information technology and media stocks that had earlier suffered from guilt-by-association rallied in the final months of the year.

For the 12-month period, all sectors of the S&P 500 Index(1) provided negative returns. Despite their difficulties, more-defensive areas, such as the consumer staple, materials, energy, and health care sectors, all outperformed the S&P 500 Index as a whole. Economically-sensitive stocks, including many growth-oriented sectors, underperformed the S&P 500 Index for the year.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Blue Chip Growth Fund returned -33.91% for Class A shares and -34.36% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -28.63% return of the average Lipper(2) large-cap growth fund over the same period. All shares classes also underperformed the -22.10% return of S&P 500 Index for the year ended December 31, 2002.

The Fund's relative performance was primarily due to its overweighted positions in the information technology sector and the media industry group. The Fund remained invested in these areas to benefit from economic growth improvements that have yet to arrive. The second quarter was especially difficult for a number of the Fund's holdings. As concerns about corporate scandals and bankruptcies among telecommunication services companies reached a peak, many of the Fund's media and technology issues fell from grace in a rout of panic selling. While the Fund did not own Enron, Tyco, WorldCom, Adelphia, Global Crossing, or Bristol-Myers, the Fund did face setbacks. Some of the

-------
(1) See footnote on page 5 for more information about the S&P 500 Index.
(2) See footnote and table on page 10 for more information about Lipper Inc.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[LINE GRAPH]

YEAR-END                                                                    TOTAL RETURN %
--------                                                                    --------------
12/98                                                                            16.40
12/99                                                                            41.75
12/00                                                                            -9.89
12/01                                                                           -23.77
12/02                                                                           -33.91

See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[LINE GRAPH]

YEAR-END                                                                    TOTAL RETURN %
--------                                                                    --------------
12/98                                                                            16.00
12/99                                                                            40.78
12/00                                                                           -10.55
12/01                                                                           -24.42
12/02                                                                           -34.36

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

companies in which the Fund invested failed to meet projections, and AOL Time Warner was hurt by an SEC inquiry. Most of the Fund's relative underperformance occurred during this three-month period. The Fund performed largely in line with the S&P 500 Index over the final six months of the year.

STRONG AND WEAK PERFORMERS

Among the Fund's best performing securities for 2002 were media companies McGraw-Hill and Viacom which benefited from improving advertising markets. Health care companies Johnson & Johnson, Eli Lilly, and Amgen all benefited from their defensive characteristics. Information technology leader Dell Computer continued to gain market share. Financial services provider Marsh & McLennan benefited from a cyclical upturn in its insurance brokerage business. Each of these Fund holdings outperformed the S&P 500 Index for the year.

During 2002, the worst-performing stocks in the Fund included AOL Time Warner, which, in addition to an accounting inquiry, suffered from weak on-line advertising. Home Depot declined on poor same-store sales. Intel fell on lower-than-expected personal computer sales, which impacted the semiconductor market. Northern Trust's lower asset levels hurt its fees, causing its stock price to decline. Texas Instruments suffered from weak information-technology spending across most of the corporate world.

We sold several other Fund holdings that failed to perform as we had hoped. Among them were Motorola, Tellabs, EMC, Corning, Nortel, Sun Microsystems, and Interpublic Group. The Fund also sold several issues, including Automatic Data Processing, Cablevision, Comcast, and Baxter International, due to slowing growth or failure to meet targeted earnings goals.

We sought to add high-quality defensive issues to the Fund through several new holdings, including Walgreen, Wal-Mart, PepsiCo, Medtronic, SYSCO, United Healthcare, Starbucks, and Bed Bath & Beyond. We also added more cyclical growth holdings to the portfolio, including Applied Materials, Taiwan Semiconductor, Linear Technology, and KLA-Tencor.

The current situation in the Middle East led us to add Schlumberger, Murphy Oil, and Occidental Petroleum to the Fund's energy sector holdings, and L-3 Communications, General Dynamics, Northrop Grumman, and Lockheed Martin in the aerospace & defense industry.

STRATEGIC POSITIONING

Going into the year, the Fund was positioned to benefit from the anticipated U.S. economic recovery. We felt the Federal Reserve's record-setting interest rate reductions in 2001 would spur growth. Given the market's tendency to advance roughly six months before an upturn in profits, we also felt that the equity market rally in the fourth quarter of 2001 was forecasting just such a rise. Our general expectations remained intact at the end of the first quarter. But in the second quarter, headlines about corporate misconduct proved to be the market's undoing and no doubt helped to slow the economic recovery.

In response, we adopted a somewhat more defensive posture in the Fund in the second and third quarters, reducing Fund positions in cyclically-strained companies in the information technology sector in favor of less economically-sensitive issues in the consumer staple sector. Still, we felt the portfolio's general posture of remaining offensively tilted toward economic recovery should remain intact.

We believed that any rise in the equity market would likely be led by the more-depressed cyclical growth names.

In the final months of the year, we sought to take advantage of the broad market weakness that pushed stocks to a low on October 9, 2002. We did so by upgrading the Fund's holdings. Some stocks had became too inexpensive to ignore. For the first time in years, we saw good entry points for certain semiconductor capital-equipment suppliers. We also diversified and upgraded the Fund's health care holdings, adding Medtronic, the leading cardiac rhythm management company and UnitedHealth Group, the top-rated HMO. Late in the year, we reduced the Fund's exposure to the pharmaceuticals industry for company-specific reasons. We invested in energy companies and the aerospace & defense industry, believing that both areas may benefit from rising energy prices and the threat of war with Iraq.

LOOKING AHEAD

After three years of relatively steady declines in large-cap growth stocks, we believe that relative and absolute equity performance bottomed in 2002, and we expect improving returns going forward. As 2003 begins, our optimism is fueled by the lowest interest rates in 60 years, prospects for double-digit corporate profit growth, depressed stock prices, and possible tax relief for stockowners. We expect equity market volatility to continue, but believe that stock prices will be higher at year-end 2003. We also believe that economic recovery should strengthen during the year. If the United States takes military action against Iraq, we expect a quick victory. We believe that North Korean nuclear tensions may be resolved diplomatically.

In our opinion, the Fund is well positioned for improving economic growth and an upturn in the equity markets. Indeed, unlike last year, most of the companies in the Fund's portfolio are expected to report earnings gains that are better than the overall market. Should the economy fail to accelerate for any reason, we would likely move to a more defensive portfolio positioning. Under any likely scenario, however, we believe the Fund's portfolio is one of world-class companies that will show meaningful appreciation from current levels over the next several years.

Whatever the market or the economy brings, the Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income will remain a secondary investment objective.

Howard F. Ward
Portfolio Manager
Gabelli Asset Management Company

RETURNS AND LIPPER RANKINGS AS OF 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                        SINCE INCEPTION
                       1 YEAR           THROUGH 12/31/02
Class A               -33.91%                -6.10%
Class B               -34.36%                -6.78%
Class C               -34.36%                -6.78%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                        SINCE INCEPTION
                       1 YEAR           THROUGH 12/31/02
Class A               -37.54%                -7.25%
Class B               -37.64%                -7.17%
Class C               -35.02%                -6.78%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                        SINCE INCEPTION
                       1 YEAR           THROUGH 12/31/02
Class A         598 out of 661 funds  175 out of 339 funds
Class B         606 out of 661 funds  196 out of 339 funds
Class C         606 out of 661 funds  202 out of 355 funds
Average Lipper
large-cap
growth fund           -28.63%                -6.43%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

         NAV 12/31/02   INCOME    CAPITAL GAINS
Class A     $7.27       $0.0000      $0.0000
Class B     $7.03       $0.0000      $0.0000
Class C     $7.03       $0.0000      $0.0000

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2002

                                  SHARES            VALUE
                                -----------------------------
COMMON STOCKS (99.4%)+
AEROSPACE & DEFENSE (4.5%)
General Dynamics Corp. .......     50,000       $   3,968,500
L-3 Communications Holdings,
 Inc. (a).....................     75,000           3,368,250
Lockheed Martin Corp. ........     20,000           1,155,000
Northrop Grumman Corp. .......     15,000           1,455,000
                                                -------------
                                                    9,946,750
                                                -------------
BANKS (7.3%)
Mellon Financial Corp. .......    258,900           6,759,879
Northern Trust Corp. .........    269,900           9,459,995
                                                -------------
                                                   16,219,874
                                                -------------
BEVERAGES (2.0%)
PepsiCo, Inc. ................    105,000           4,433,100
                                                -------------

BIOTECHNOLOGY (1.6%)
Amgen, Inc. (a)...............     70,800           3,422,472
                                                -------------

COMMUNICATIONS EQUIPMENT (7.0%)
Cisco Systems, Inc. (a).......    454,400           5,952,640
Nokia Corp. ADR (b)...........    252,000           3,906,000
QUALCOMM, Inc. (a)............    156,400           5,691,396
                                                -------------
                                                   15,550,036
                                                -------------
COMPUTERS & PERIPHERALS (1.3%)
Dell Computer Corp. (a).......    109,800           2,936,052
                                                -------------
DIVERSIFIED FINANCIALS (11.8%)
Goldman Sachs Group, Inc.
 (The)........................     38,800           2,642,280
Janus Capital Group, Inc. ....    229,500           2,999,565
Merrill Lynch & Co., Inc. ....    136,700           5,187,765
Schwab (Charles) Corp.
 (The)........................    389,300           4,223,905
State Street Corp. ...........    283,400          11,052,600
                                                -------------
                                                   26,106,115
                                                -------------
ENERGY EQUIPMENT & SERVICES (1.2%)
Schlumberger Ltd. ............     60,000           2,525,400
                                                -------------
FOOD & DRUG RETAILING (4.1%)
SYSCO Corp. ..................    120,000           3,574,800
Walgreen Co. .................    190,000           5,546,100
                                                -------------
                                                    9,120,900
                                                -------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Medtronic, Inc. ..............     60,000           2,736,000
                                                -------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
UnitedHealth Group, Inc. .....     30,000           2,505,000
                                                -------------

                                  SHARES            VALUE
                                -----------------------------
HOTELS, RESTAURANTS & LEISURE (0.4%)
Starbucks Corp. (a)...........     45,000       $     917,100
                                                -------------

INSURANCE (2.7%)
Marsh & McLennan Cos.,
 Inc. ........................    129,200           5,970,332
                                                -------------

MEDIA (21.9%)
AOL Time Warner, Inc. (a).....    740,900           9,705,790
Clear Channel Communications,
 Inc. (a).....................    359,000          13,387,110
General Motors Corp. Class H
 (a)..........................    261,400           2,796,980
McGraw-Hill Cos., Inc.
 (The)........................     49,400           2,985,736
Omnicom Group, Inc. ..........    102,500           6,621,500
Viacom, Inc. Class B (a)......    318,028          12,962,821
                                                -------------
                                                   48,459,937
                                                -------------
MULTILINE RETAIL (1.4%)
Wal-Mart Stores, Inc. ........     60,000           3,030,600
                                                -------------

OIL & GAS (2.1%)
Murphy Oil Corp. .............     72,000           3,085,200
Occidental Petroleum Corp. ...     55,000           1,564,750
                                                -------------
                                                    4,649,950
                                                -------------
PHARMACEUTICALS (8.1%)
Abbott Laboratories...........     15,000             600,000
Johnson & Johnson.............     78,200           4,200,122
Lilly (Eli) & Co. ............     54,100           3,435,350
Pfizer, Inc. .................    276,950           8,466,362
Wyeth.........................     30,500           1,140,700
                                                -------------
                                                   17,842,534
                                                -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (8.1%)
Analog Devices, Inc. (a)......    139,500           3,329,865
Applied Materials, Inc. (a)...    150,000           1,954,500
Intel Corp. ..................    249,300           3,881,601
KLA-Tencor Corp. (a)..........     30,000           1,061,100
Linear Technology Corp. ......     75,000           1,929,000
Taiwan Semiconductor
 Manufacturing Co. Ltd. ADR
 (a) (b)......................    270,000           1,903,500
Texas Instruments, Inc. ......    241,400           3,773,514
                                                -------------
                                                   17,833,080
                                                -------------
SOFTWARE (3.7%)
Microsoft Corp. (a)...........    158,100           8,173,770
                                                -------------

SPECIALTY RETAIL (7.1%)
Bed Bath & Beyond, Inc. (a)...     45,000           1,553,850
Home Depot, Inc. (The)........    383,450           9,187,462
Tiffany & Co. ................    205,300           4,908,723
                                                -------------
                                                   15,650,035
                                                -------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY BLUE CHIP GROWTH FUND

                                  SHARES            VALUE
                                -----------------------------
COMMON STOCKS (CONTINUED)

WIRELESS TELECOMMUNICATIONS SERVICES (0.7%)
Vodafone Group PLC ADR (b)....     84,700       $   1,534,764
                                                -------------
Total Common Stocks (Cost
 $328,070,812)................                    219,563,801
                                                -------------
                                PRINCIPAL
                                  AMOUNT
                                ----------
SHORT-TERM INVESTMENT (1.1%)

REPURCHASE AGREEMENT (1.1%)
State Street Bank and Trust
 Co., 1.05%, dated 12/31/02,
 due 1/2/03
Proceeds at maturity $2,440,140
 (Collateralized by $2,040,000
 U.S. Treasury Note, 6.50%,
 due 2/15/10, market value
 including accrued interest
 $2,493,900)..................  $2,440,000          2,440,000
                                                -------------
Total Short-Term Investment
 (Cost $2,440,000)............                      2,440,000
                                                -------------
Total Investments (Cost
 $330,510,812) (c)............      100.5%        222,003,801(d)
Liabilities in Excess of
 Cash and Other Assets........       (0.5)           (998,925)
                                ----------      -------------
Net Assets....................      100.0%      $ 221,004,876
                                ==========      =============

-------
(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c) The cost for federal income tax purposes is $331,770,109.
(d)  At December 31, 2002, net unrealized depreciation was
     $109,766,308, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,196,247 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $111,962,555.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $330,510,812).............................................       $ 222,003,801
Cash........................................................                 660
Receivables:
  Fund shares sold..........................................             258,984
  Dividends and interest....................................             188,348
Other assets................................................               9,508
                                                                   -------------
        Total assets........................................         222,461,301
                                                                   -------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................             687,235
  Transfer agent............................................             310,446
  Manager...................................................             200,471
  NYLIFE Distributors.......................................             162,192
  Custodian.................................................               5,137
  Trustees..................................................               2,640
Accrued expenses............................................              88,304
                                                                   -------------
        Total liabilities...................................           1,456,425
                                                                   -------------
Net assets..................................................       $ 221,004,876
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      70,480
  Class B...................................................             228,062
  Class C...................................................              13,519
Additional paid-in capital..................................         459,262,940
Accumulated net realized loss on investments................        (130,063,114)
Net unrealized depreciation on investments..................        (108,507,011)
                                                                   -------------
Net assets..................................................       $ 221,004,876
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  51,258,130
                                                                   =============
Shares of beneficial interest outstanding...................           7,047,987
                                                                   =============
Net asset value per share outstanding.......................       $        7.27
Maximum sales charge (5.50% of offering price)..............                0.42
                                                                   -------------
Maximum offering price per share outstanding................       $        7.69
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 160,248,627
                                                                   =============
Shares of beneficial interest outstanding...................          22,806,169
                                                                   =============
Net asset value and offering price per share outstanding....       $        7.03
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $   9,498,119
                                                                   =============
Shares of beneficial interest outstanding...................           1,351,940
                                                                   =============
Net asset value and offering price per share outstanding....       $        7.03
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   2,071,638
  Interest..................................................         37,185
                                                              -------------
    Total income............................................      2,108,823
                                                              -------------
Expenses:
  Manager...................................................      2,797,493
  Transfer agent............................................      1,879,124
  Distribution--Class B.....................................      1,538,489
  Distribution--Class C.....................................         97,422
  Service--Class A..........................................        154,070
  Service--Class B..........................................        512,829
  Service--Class C..........................................         32,474
  Shareholder communication.................................        120,413
  Professional..............................................         63,612
  Recordkeeping.............................................         54,643
  Custodian.................................................         35,635
  Registration..............................................         35,098
  Trustees..................................................         16,445
  Miscellaneous.............................................         26,289
                                                              -------------
    Total expenses..........................................      7,364,036
                                                              -------------
Net investment loss.........................................     (5,255,213)
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................    (96,051,320)
Net change in unrealized depreciation on investments........    (20,903,747)
                                                              -------------
Net realized and unrealized loss on investments.............   (116,955,067)
                                                              -------------
Net decrease in net assets resulting from operations........  $(122,210,280)
                                                              =============

-------
(a)  Dividends recorded net of foreign withholding taxes of $15,141.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $(5,255,213)   $ (6,863,281)
  Net realized loss on investments..........................  (96,051,320)    (22,453,537)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................  (20,903,747)    (97,419,155)
                                                              ------------   ------------
  Net decrease in net assets resulting from operations......  (122,210,280)  (126,735,973)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   24,856,805      28,516,964
    Class B.................................................   33,040,173      55,081,324
    Class C.................................................    3,142,593       6,110,014
                                                              ------------   ------------
                                                               61,039,571      89,708,302
  Cost of shares redeemed:
    Class A.................................................  (24,744,474)    (35,884,473)
    Class B.................................................  (51,653,418)    (68,099,834)
    Class C.................................................   (5,099,636)     (4,718,905)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................  (20,457,957)    (18,994,910)
                                                              ------------   ------------
      Net decrease in net assets............................  (142,668,237)  (145,730,883)

NET ASSETS:
Beginning of year...........................................  363,673,113     509,403,996
                                                              ------------   ------------
End of year.................................................  $221,004,876   $363,673,113
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                           Class A
                                                             --------------------------------------------------------------------
                                                                                                                       June 1*
                                                                          Year ended December 31,                      through
                                                             --------------------------------------------------      December 31,
                                                               2002          2001          2000          1999            1998
                                                             --------      --------      --------      --------      ------------
Net asset value at beginning of period.................      $  11.00      $  14.43      $  16.50      $  11.64        $  10.00
                                                             --------      --------      --------      --------        --------
Net investment loss (a)................................         (0.11)        (0.13)        (0.14)        (0.13)          (0.07)
Net realized and unrealized gain (loss) on
 investments...........................................         (3.62)        (3.30)        (1.49)         4.99            1.71
                                                             --------      --------      --------      --------        --------
Total from investment operations.......................         (3.73)        (3.43)        (1.63)         4.86            1.64
                                                             --------      --------      --------      --------        --------
Less distributions to shareholders:
 From net realized gain on investments.................            --            --         (0.39)           --              --
 In excess of net realized gain on investments.........            --            --         (0.05)           --              --
                                                             --------      --------      --------      --------        --------
Total distributions to shareholders....................            --            --         (0.44)           --              --
                                                             --------      --------      --------      --------        --------
Net asset value at end of period.......................      $   7.27      $  11.00      $  14.43      $  16.50        $  11.64
                                                             ========      ========      ========      ========        ========
Total investment return (b)............................        (33.91%)      (23.77%)       (9.89%)       41.75%          16.40%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss.................................         (1.29%)       (1.10%)       (0.87%)       (1.02%)         (1.66%)+
   Expenses............................................          2.05%         1.81%         1.66%         1.76%           2.34%+
Portfolio turnover rate................................            32%           27%           46%           43%             21%
Net assets at end of period (in 000's).................      $ 51,258      $ 77,548      $114,088      $ 66,326        $ 19,361

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                                     Class C
    --------------------------------------------------------   ---------------------------------------------------------
                                                  June 1*                                                  September 1**
             Year ended December 31,              through               Year ended December 31,               through
    -----------------------------------------   December 31,   -----------------------------------------   December 31,
      2002       2001       2000       1999         1998         2002       2001       2000       1999         1998
    --------   --------   --------   --------   ------------   --------   --------   --------   --------   -------------
    $  10.71   $  14.17   $  16.33   $  11.60     $  10.00     $  10.71   $  14.17   $  16.33   $  11.60      $  8.60
    --------   --------   --------   --------     --------     --------   --------   --------   --------      -------
       (0.19)     (0.21)     (0.26)     (0.23)       (0.10)       (0.19)     (0.21)     (0.26)     (0.23)       (0.06)

       (3.49)     (3.25)     (1.46)      4.96         1.70        (3.49)     (3.25)     (1.46)      4.96         3.06
    --------   --------   --------   --------     --------     --------   --------   --------   --------      -------
       (3.68)     (3.46)     (1.72)      4.73         1.60        (3.68)     (3.46)     (1.72)      4.73         3.00
    --------   --------   --------   --------     --------     --------   --------   --------   --------      -------

          --         --      (0.39)        --           --           --         --      (0.39)        --           --
          --         --      (0.05)        --           --           --         --      (0.05)        --           --
    --------   --------   --------   --------     --------     --------   --------   --------   --------      -------
          --         --      (0.44)        --           --           --         --      (0.44)        --           --
    --------   --------   --------   --------     --------     --------   --------   --------   --------      -------
    $   7.03   $  10.71   $  14.17   $  16.33     $  11.60     $   7.03      10.71   $  14.17   $  16.33      $ 11.60
    ========   ========   ========   ========     ========     ========   ========   ========   ========      =======
      (34.36%)   (24.42%)   (10.55%)    40.78%       16.00%      (34.36%)   (24.42%)   (10.55%)    40.78%       34.88%

       (2.04%)    (1.85%)    (1.62%)    (1.77%)      (2.41%)+     (2.04%)    (1.85%)    (1.62%)    (1.77%)      (2.41%)+
        2.80%      2.56%      2.41%      2.51%        3.09%+       2.80%      2.56%      2.41%      2.51%        3.09%+
          32%        27%        46%        43%          21%          32%        27%        46%        43%          21%
    $160,249   $268,947   $373,652   $222,904     $ 38,478     $  9,498   $ 17,178   $ 21,664   $  7,133      $   120

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY BLUE CHIP GROWTH FUND
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

NOTES TO FINANCIAL STATEMENTS

appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gains distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are

MAINSTAY BLUE CHIP GROWTH FUND

determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss and paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

 ACCUMULATED
NET INVESTMENT     ADDITIONAL
     LOSS        PAID-IN CAPITAL
--------------   ---------------
  $5,255,213       $(5,255,213)

The reclassifications for the Fund are due to net operating losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 2002, the Manager earned from the Fund $2,797,493.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3,090 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,669, $391,119 and $2,899, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002, amounted to $1,879,124.

MAINSTAY BLUE CHIP GROWTH FUND

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $5,302 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $54,643 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL     UNREALIZED     TOTAL ACCUMULATED
 AND OTHER LOSSES      DEPRECIATION          LOSS
-------------------   --------------   -----------------
   $(125,801,458)     $(109,766,308)     $(235,567,766)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $125,801,458 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

     CAPITAL LOSS                                              AMOUNT
     AVAILABLE THROUGH                                        (000'S)
     -----------------                                        --------
     2009...................................................  $ 26,377
     2010...................................................    99,424
                                                              --------
                                                              $125,801
                                                              ========

In addition, the Fund intends to elect to treat for federal income tax purposes $3,002,359 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $88,902 and $113,808, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                    YEAR ENDED
                                                     DECEMBER 31, 2002             DECEMBER 31, 2001
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................   2,849     3,888      377      2,387     4,702       504
Shares redeemed...............................  (2,850)   (6,192)    (629)    (3,243)   (5,970)     (429)
                                                ------    ------     ----     ------    ------     -----
Net increase (decrease).......................      (1)   (2,304)    (252)      (856)   (1,268)       75
                                                ======    ======     ====     ======    ======     =====

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Blue Chip Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Blue Chip Growth Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A/ MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

TRUSTEES AND OFFICERS(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSBC11- 02/03
                                                                 18

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MAINSTAY(R)
    BLUE CHIP GROWTH FUND

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Select 20 Equity
                                                              Fund versus S&P 500(R) Index and Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/02      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Accountants               22
                                                              Trustees and Officers                           23
                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

$10,000 Invested in MainStay
Select 20 Equity Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES   Total Returns: 1 Year -33.02%, Since Inception -24.33%
[LINE GRAPH]

                                                   MAINSTAY SELECT 20
                                                       EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                   ------------------           ----------------           ------------------
1/2/01                                                $ 10000.00                  $ 10000.00                  $ 10000.00
12/01                                                    8490.00                     8812.00                    10155.00
12/02                                                    5727.00                     6865.00                    10402.00

CLASS B SHARES   Total Returns: 1 Year -33.20%, Since Inception -24.30%
[LINE GRAPH]

                                                   MAINSTAY SELECT 20
                                                       EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                   ------------------           ----------------           ------------------
1/2/01                                                $ 10000.00                  $ 10000.00                  $ 10000.00
12/01                                                    8490.00                     8812.00                    10155.00
12/02                                                    5731.00                     6865.00                    10402.00

CLASS C SHARES   Total Returns: 1 Year -30.39%, Since Inception -22.73%
[LINE GRAPH]

                                                   MAINSTAY SELECT 20
                                                       EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                   ------------------           ----------------           ------------------
1/2/01                                                $ 10000.00                  $ 10000.00                  $ 10000.00
12/01                                                    8490.00                     8812.00                    10155.00
12/02                                                    5970.00                     6865.00                    10402.00

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 4%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

For most equity investors, 2002 was a disappointing year. Although initially many people were hoping for an economic recovery, market optimism quickly faded with news of massive fraud at WorldCom, corporate misconduct at Tyco International and Adelphia, and numerous bankruptcies, including Global Crossing. Corporate difficulties continued throughout the year, culminating with Conseco's December announcement of the third-largest bankruptcy in U.S. history.

As confidence in corporate boardrooms faded, geopolitical concerns took a toll on the market. The war on terrorism continued and tensions in the Middle East escalated. When the international community turned its attention to Iraq, oil prices began to rise, climbing steadily to multiyear highs. With homeland security issues casting a pall over the markets, global terrorist activity continued to erode investor confidence, and North Korea added to the tension by announcing that it had nuclear arms.

Throughout the year, the economy remained sluggish, despite low interest rates and sustained consumer spending. Many corporations reported disappointing profits and earnings, which crimped investment in technology and had a negative impact on industrial companies. In November, the Federal Reserve lowered the targeted federal funds rate by 50 basis points to 1.25%. The stock market reacted positively in November, but the rally faded in December. The long-term impact of the rate cut, if any, remains to be seen.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Select 20 Equity Fund Class A shares returned -29.12% and Class B and Class C shares returned -29.68%, excluding all sales charges. All share classes underperformed the -23.49% return of the average Lipper(1) large-cap core fund over the same period. All share classes also underperformed the -22.10% return of the S&P 500 Index(2) for 2002.

The Fund's underperformance resulted from severe price dislocations in a challenging market environment. The Fund limits its investments to the 20 most promising ideas of a portfolio management team representing both growth and value disciplines. We believe that as the economy begins to stabilize, the performance of individual stocks will more closely reflect the fundamental factors upon which our selection process is based.

STRONG AND WEAK PERFORMERS

One of the stocks that added the most value to the Fund in 2002 was UnitedHealth Group. The company benefited from cost controls, improving enrollment trends, and better pricing. As a result, the stock price rose 18% for the year.

-------
(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.

YEAR-BY-YEAR PERFORMANCE
[BAR CHART]

                             12/01          12/02
                             -----          -----
Class A                      -14.5%        -29.12%
Class B and C                -15.1%        -29.68%


Past performance is no guarantee of future results. See footnote 1 on page 9 for more information on performance.

Specialty retailer Bed Bath & Beyond effectively executed its expansion plans. Among existing stores, sales trends in 2002 were better than expected. These factors led to a 2% increase in the company's share price during the year.

American Standard is a multi-industry manufacturing company whose share price rose 4% in 2002, boosted by management's restructuring efforts. This restructuring, which has been well received by the market, is helping American Standard adjust to a weaker business environment in several countries around the globe.

The Fund purchased shares of Cooper Industries, an electrical products manufacturer, in early September 2002, and by year-end the stock had appreciated 8%. Since the company's asbestos-liability concerns appear to be nearing a conclusion and the end-markets for electrical products could improve in 2003, we believe the Fund purchased the shares at a substantial discount to their fair market value.

The Fund purchased shares of Bank of America at the end of July, and the stock gained 7% through the end of 2002. Bank of America has avoided many of the pitfalls that have hurt other banks, and unlike some of its competitors, the company has provided stable results in its commercial-lending and investment-banking divisions.

In late October, the Fund purchased shares of Navistar, a manufacturer of medium- and heavy-duty trucks and truck engines. The shares appreciated 10% through year-end, helping the Fund's performance. We believe the shares offer good value. They represent a leading manufacturer in an industry that has been depressed for more than two years and that has recently shown signs of improvement.

Not all of the Fund's holdings were as strong, however. The unraveling of the merchant energy industry negatively impacted the entire energy sector, including El Paso. As the year progressed, it became evident that El Paso's balance sheet was beginning to suffer, which prompted our decision to sell the Fund's position. El Paso shares dropped 52% from the beginning of the year until they were sold in the beginning of June. Fortunately, the sale prevented even greater losses, since the stock declined further before year-end.

Shares of Intel also took a toll on the Fund's performance, declining 47% from their purchase in mid-January through the end of July when they were sold. Intel and its competitors have suffered from general weakness in volume and pricing across the semiconductor industry.

Citigroup shares declined 37% from the beginning of the year until they were sold in September 2002. The company was negatively impacted by a weak investment climate and poor commercial banking results. These difficulties were compounded when the New York Attorney General's Office began looking into research practices at the company's Salomon Smith Barney unit. The action prompted us to sell the Fund's Citigroup shares.

Baxter International shares dropped 47% for the year. The health care products maker suffered when untimely patient deaths led to the recall of one of the company's European dialysis products. Concerns over imminent competition in one of the company's hemophilia products also detracted from the performance of Baxter International stock.

Shares of multiline retailer Sears, Roebuck dropped 49% from the beginning of 2002 through the middle of October when they were sold. We were disheartened when the company's credit-card portfolio deteriorated more quickly and severely than we had anticipated. We eliminated the Fund's position in the stock to reduce exposure to the company's weakening fundamentals.

SECTOR WEIGHTINGS

The fact that the Fund uses a bottom-up investment selection process and concentrates on selecting the 20 securities that we believe have the best performance outlook prevents us from making allocation decisions based on sectors. At the end of 2002, however, our stock-by-stock selection process caused the Fund to be overweighted relative to the S&P 500 Index in the materials, consumer discretionary, energy, and health care sectors. At the same time, the Fund was underweighted relative to the S&P 500 Index in the consumer staples, financials, and information technology sectors.

LOOKING AHEAD

We intend to continue investing defensively until we see solid indications that corporate earnings growth can be sustained. We are cautiously optimistic about the possibility of economic growth taking hold and corporate profits beginning to improve. Even so, we appear to have been correct in forecasting that structural issues might prevent some sectors of the economy from responding to liquidity and that their respective recoveries might be more muted than many investors anticipated.

As market valuations vary, we will continue to use our disciplined investment approach to seek potential opportunities among quality companies with value-enhancing attributes. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

Richard A. Rosen
Mark T. Spellman
Edmund C. Spelman
Rudolph C. Carryl
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 12/31/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                               SINCE INCEPTION
                     1 YEAR    THROUGH 12/31/02
Class A              -29.12%       -22.15%
Class B              -29.68%       -22.73%
Class C              -29.68%       -22.73%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                               SINCE INCEPTION
                     1 YEAR    THROUGH 12/31/02
Class A              -33.02%       -24.33%
Class B              -33.20%       -24.30%
Class C              -30.39%       -22.73%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                   SINCE INCEPTION
                        1 YEAR     THROUGH 12/31/02
Class A               877 out of       685 out of
                      933 funds        838 funds
Class B               888 out of       716 out of
                      933 funds        838 funds
Class C               888 out of       716 out of
                      933 funds        838 funds
Average Lipper
large-cap core fund   -23.49%          -19.01%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

          NAV 12/31/02   INCOME    CAPITAL GAINS
Class A      $6.06       $0.0000      $0.0000
Class B      $5.97       $0.0000      $0.0000
Class C      $5.97       $0.0000      $0.0000

-------
 1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
   VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/01. Since-inception return for the average Lipper peer fund is for the period from 1/2/01 through 12/31/02.

   INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Select 20 Equity Fund
Portfolio of Investments December 31, 2002

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (98.6%)+

AEROSPACE & DEFENSE (10.3%)
Raytheon Co. ...................    38,400       $ 1,180,800
United Technologies Corp. ......    18,900         1,170,666
                                                 -----------
                                                   2,351,466
                                                 -----------
AUTOMOBILES (5.1%)
Harley-Davidson, Inc. ..........    25,100         1,159,620
                                                 -----------
BANKS (9.9%)
Bank of America Corp. ..........    17,200         1,196,604
Washington Mutual, Inc. ........    30,900         1,066,977
                                                 -----------
                                                   2,263,581
                                                 -----------
BUILDING PRODUCTS (5.1%)
American Standard Cos., Inc.
 (a)............................    16,400         1,166,696
                                                 -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.1%)
Verizon Communications, Inc. ...    30,000         1,162,500
                                                 -----------

ELECTRICAL EQUIPMENT (5.3%)
Cooper Industries, Ltd. Class
 A..............................    33,500         1,221,075
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (4.1%)
Baxter International, Inc. .....    33,900           949,200
                                                 -----------

HEALTH CARE PROVIDERS & SERVICES (9.3%)
HCA, Inc. ......................    26,100         1,083,150
UnitedHealth Group, Inc. .......    12,600         1,052,100
                                                 -----------
                                                   2,135,250
                                                 -----------
MACHINERY (5.0%)
Navistar International Corp.
 (a)............................    46,600         1,132,846
                                                 -----------

METALS & MINING (5.1%)
Alcoa, Inc. ....................    51,700         1,177,726
                                                 -----------

MULTILINE RETAIL (4.3%)
Kohl's Corp. (a)................    17,700           990,315
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
OIL & GAS (5.3%)
ConocoPhillips..................    25,000       $ 1,209,750
                                                 -----------

PAPER & FOREST PRODUCTS (9.4%)
International Paper Co. ........    29,300         1,024,621
MeadWestvaco Corp. .............    46,000         1,136,660
                                                 -----------
                                                   2,161,281
                                                 -----------
PHARMACEUTICALS (4.7%)
Pfizer, Inc. ...................    35,300         1,079,121
                                                 -----------

SOFTWARE (5.5%)
Microsoft Corp. (a).............    24,500         1,266,650
                                                 -----------

SPECIALTY RETAIL (5.1%)
Bed Bath & Beyond, Inc. (a).....    33,600         1,160,208
                                                 -----------
Total Common Stocks
 (Cost $24,653,955).............                  22,587,285
                                                 -----------
SHORT-TERM INVESTMENT (1.2%)

INVESTMENT COMPANY (1.2%)
Merrill Lynch Premier
 Institutional Fund.............   266,555           266,555
                                                 -----------
Total Short-Term Investment
 (Cost $266,555)................                     266,555
                                                 -----------
Total Investments
 (Cost $24,920,510) (b).........      99.8%       22,853,840(c)
Cash and Other Assets,
 Less Liabilities...............       0.2            52,730
                                  --------       -----------
Net Assets......................     100.0%      $22,906,570
                                  ========       ===========

-------
+ Percentages indicated are based on Fund net assets.

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $24,921,283.
(c)  At December 31, 2002, net unrealized depreciation was
     $2,067,443, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $1,094,020 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $3,161,463.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $24,920,510)..............................................       $22,853,840
Cash........................................................            54,456
Receivables:
  Dividends.................................................            39,735
  Fund shares sold..........................................            15,428
Other assets................................................            13,456
                                                                   -----------
        Total assets........................................        22,976,915
                                                                   -----------
LIABILITIES:
Payables:
  Transfer agent............................................            20,085
  Shareholder communication.................................            13,874
  NYLIFE Distributors.......................................             8,335
  Manager...................................................             5,686
  Fund shares redeemed......................................             2,011
  Custodian.................................................             1,135
  Trustees..................................................               261
Accrued expenses............................................            18,958
                                                                   -----------
        Total liabilities...................................            70,345
                                                                   -----------
Net assets..................................................       $22,906,570
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    28,929
  Class B...................................................             8,836
  Class C...................................................               166
Additional paid-in capital..................................        36,756,150
Accumulated net realized loss on investments................       (11,820,841)
Net unrealized depreciation on investments..................        (2,066,670)
                                                                   -----------
Net assets..................................................       $22,906,570
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $17,530,381
                                                                   ===========
Shares of beneficial interest outstanding...................         2,892,926
                                                                   ===========
Net asset value and offering price per share outstanding....       $      6.06
Maximum sales charge (5.50% of offering price)..............              0.35
                                                                   -----------
Maximum offering price per share outstanding................       $      6.41
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 5,277,159
                                                                   ===========
Shares of beneficial interest outstanding...................           883,649
                                                                   ===========
Net asset value and offering price per share outstanding....       $      5.97
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    99,030
                                                                   ===========
Shares of beneficial interest outstanding...................            16,583
                                                                   ===========
Net asset value and offering price per share outstanding....       $      5.97
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   396,635
  Interest..................................................        5,760
                                                              -----------
    Total income............................................      402,395
                                                              -----------
Expenses:
  Manager...................................................      183,868
  Transfer agent............................................      115,170
  Service--Class A..........................................       51,350
  Service--Class B..........................................       14,040
  Service--Class C..........................................          277
  Distribution--Class B.....................................       42,122
  Distribution--Class C.....................................          831
  Professional..............................................       22,777
  Registration..............................................       20,002
  Shareholder communication.................................       13,790
  Recordkeeping.............................................       12,477
  Pricing service...........................................        6,376
  Trustees..................................................        4,936
  Custodian.................................................        4,183
  Miscellaneous.............................................       14,166
                                                              -----------
    Total expenses before reimbursement.....................      506,365
Expense reimbursement by Manager and Subadvisor.............      (69,411)
                                                              -----------
    Net expenses............................................      436,954
                                                              -----------
Net investment loss.........................................      (34,559)
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (8,007,114)
Net change in unrealized depreciation on investments........   (1,205,261)
                                                              -----------
Net realized and unrealized loss on investments.............   (9,212,375)
                                                              -----------
Net decrease in net assets resulting from operations........  $(9,246,934)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (34,559)   $   (37,682)
  Net realized loss on investments..........................   (8,007,114)    (3,813,727)
  Net change in unrealized depreciation on investments......   (1,205,261)      (861,409)
                                                              -----------    -----------
  Net decrease in net assets resulting from operations......   (9,246,934)    (4,712,818)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    1,361,241     29,129,003
    Class B.................................................    2,914,918      7,834,130
    Class C.................................................       83,644        112,499
  Cost of shares redeemed:
    Class A.................................................     (914,541)      (824,039)
    Class B.................................................   (1,285,188)    (1,500,384)
    Class C.................................................      (42,746)        (2,215)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................    2,117,328     34,748,994
                                                              -----------    -----------
      Net increase (decrease) in net assets.................   (7,129,606)    30,036,176
NET ASSETS:
Beginning of year...........................................   30,036,176             --
                                                              -----------    -----------
End of year.................................................  $22,906,570    $30,036,176
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                   Class A                     Class B                    Class C
                                            ---------------------        --------------------       --------------------
                                                 Year ended                   Year ended                 Year ended
                                                December 31,                 December 31,               December 31,
                                            ---------------------        --------------------       --------------------
                                             2002          2001           2002          2001         2002          2001
                                            -------       -------        -------       ------       -------       ------
Net asset value at beginning of year......  $  8.55       $ 10.00        $  8.49       $10.00       $  8.49       $10.00
                                            -------       -------        -------       ------       -------       ------
Net investment income (loss) (a)..........     0.00(b)      (0.00)(b)      (0.06)       (0.06)        (0.06)       (0.06)
Net realized and unrealized loss on
  investments.............................    (2.49)        (1.45)         (2.46)       (1.45)        (2.46)       (1.45)
                                            -------       -------        -------       ------       -------       ------
Total from investment operations..........    (2.49)        (1.45)         (2.52)       (1.51)        (2.52)       (1.51)
                                            -------       -------        -------       ------       -------       ------
Net asset value at end of year............  $  6.06       $  8.55        $  5.97       $ 8.49       $  5.97       $ 8.49
                                            =======       =======        =======       ======       =======       ======
Total investment return (c)...............   (29.12%)      (14.50%)       (29.68%)     (15.10%)      (29.68%)     (15.10%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)..........     0.03%        (0.02%)        (0.72%)      (0.77%)       (0.72%)      (0.77%)
    Net expenses..........................     1.50%         1.50%          2.25%        2.25%         2.25%        2.25%
    Expenses (before reimbursement).......     1.76%         1.78%          2.51%        2.53%         2.51%        2.53%
Portfolio turnover rate...................       84%           77%            84%          77%           84%          77%
Net assets at end of year (in 000's)......  $17,530       $24,292        $ 5,277       $5,646       $    99       $   98

-------

(a)  Per share data based on average shares outstanding during the year.
(b)  Less than one cent per share.
(c) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Select 20 Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Select 20 Equity Fund (the "Fund").

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLife Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. MainStay Select 20 Equity Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences. In addition, there are risks associated with investing in a relatively smaller number of securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

Notes to Financial Statements

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the

MainStay Select 20 Equity Fund

extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss and paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

    ACCUMULATED                         ADDITIONAL
NET INVESTMENT LOSS                   PAID-IN CAPITAL
-------------------                   ---------------
      $34,559                            $(34,559)

The reclassifications for the Fund are due to net operating losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life.

Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2002, the Manager earned from the Fund $183,868 and reimbursed the Fund $69,411.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sale charges retained on sales of Class A shares was $888 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $266, $18,717 and $374, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible.

MainStay Select 20 Equity Fund

Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $115,170.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2002, New York Life held shares of Class A with a net asset value of $15,150,000 which represents 86.4% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $512 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,477 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     DEPRECIATION         LOSS
-------------------   ------------   -----------------
   $(11,172,792)      $(2,067,443)     $(13,240,235)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $11,172,792 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

              CAPITAL LOSS                AMOUNT
           AVAILABLE THROUGH              (000'S)
           -----------------              -------
      2009..............................  $ 3,669
      2010..............................    7,504
                                          -------
                                          $11,173
                                          =======

In addition, the Fund intends to elect to treat for federal income tax purposes $647,276 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $23,983 and $21,664, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31, 2002             DECEMBER 31, 2001
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................    186       408       11       2,936      841       12
Shares redeemed.............................   (133)     (189)      (6)        (96)    (176)      --
                                               ----      ----       --       -----     ----       --
Net increase................................     53       219        5       2,840      665       12
                                               ====      ====       ==       =====     ====       ==

NOTE 8--SUBSEQUENT EVENT:

On January 9 and 10, 2003, New York Life redeemed 2,500,000 shares (approximately $15.56 million in value at time of redemption). This amount represented the initial investment capital of the Fund.

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Select 20 Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Select 20 Equity Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President


                                                           [MAINSTAY FUNDS LOGO]

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY LOGO]

ANNUAL REPORT
DECEMBER 31, 2002

MainStay(R) Select 20 Equity Fund

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved. MSSE11-02/03
                                                               23

    [MAINSTAY LOGO]

[RECYCLE LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Mid Cap
                                                              Growth Fund versus Russell 2500(TM) Growth
                                                              Index, S&P MidCap 400(R) Index, and
                                                              Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/02      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   17
                                                              Report of Independent Accountants               23
                                                              Trustees and Officers                           24
                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Mid Cap Growth Fund versus Russell 2500(TM) Growth Index, S&P MidCap 400(R) Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -32.88%, Since Inception -25.58% [CLASS A SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400
                                            GROWTH FUND              INDEX(1)               INDEX(2)          INFLATION (CPI)(3)
                                          ----------------     -------------------       --------------       ------------------
1/2/01                                      $ 9,450.00             $10000.00               $10,000.00             $10,000.00
12/01                                         7,796.00               8917.00                 9,940.00              10,155.00
12/02                                         5,538.00               6323.00                 8,496.00              10,402.00

CLASS B SHARESTotal Returns: 1 Year -32.99%, Since Inception -25.57% [CLASS B SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400
                                            GROWTH FUND              INDEX(1)               INDEX(2)          INFLATION (CPI)(3)
                                          ----------------     -------------------       --------------       ------------------
1/2/01                                      $10,000.00             $10,000.00              $10,000.00             $10,000.00
12/01                                         8,180.00               8,917.00                9,940.00              10,155.00
12/02                                         5,539.00               6,323.00                8,496.00              10,402.00

CLASS C SHARESTotal Returns: 1 Year -30.17%, Since Inception -24.04% [CLASS C SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400
                                            GROWTH FUND              INDEX(1)               INDEX(2)          INFLATION (CPI)(3)
                                          ----------------     -------------------       --------------       ------------------
1/2/01                                      $10,000.00             $10,000.00              $10,000.00             $10,000.00
12/01                                         8,180.00               8,917.00                9,940.00              10,155.00
12/02                                         5,770.00               6,323.00                8,496.00              10,402.00

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 4%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Russell 2500(TM) Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is widely regarded as the standard for measuring the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

Once again, equities faced a tough year in 2002, as the stock market recorded its third consecutive annual decline. While the fundamental underpinnings of the market appear to be reasonably healthy, investor sentiment was largely driven by negative news. During the year, several high-profile companies, including Enron, WorldCom, Adelphia, and Tyco International, faced corporate accounting scandals and misconduct investigations. During the year, major bankruptcies became everyday news--from Kmart and Global Crossing to Conseco, the largest financial-company failure in U.S. history.

Meanwhile, global terrorism posed an ongoing threat and homeland security became a pressing issue. Middle East tensions escalated, as did the potential for armed conflict with Iraq. These factors, along with civil unrest in Venezuela, helped push the price of oil to more than $32 per barrel, squeezing already-tight corporate cash flows and moving the anticipated timeframe for an economic recovery further into the future. North Korea capped off the year by announcing it was making nuclear weapons.

Notwithstanding this rather downbeat scenario, gross domestic product actually grew at a healthy rate during 2002, logging gains, seasonally adjusted at annual rates, of 5.0% in the first quarter, 1.3% in the second, 4.0% in the third, and according to advance estimates by the Bureau of Economic Analysis, 0.7% in the fourth quarter 2002. Despite rising energy costs, inflation remained benign, growing at an annual rate of about 2.4% as measured by the Consumer Price Index.(1) Interest rates fell to a 40-year low in November when the Federal Reserve made an aggressive easing move to stimulate economic growth. With low interest rates throughout the year, consumer-discretionary industries, such as household durables and automobiles, were strong areas of the economy.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Mid Cap Growth Fund returned -28.97% for Class A shares and -29.46% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -28.33% return of the average Lipper(2) mid-cap growth fund over the same period. Class A shares outperformed and Class B and Class C shares underperformed the -29.09% return of the Russell 2500(TM) Growth Index,(3) all share classes underperformed the -14.51% return of the S&P MidCap 400 Index(4) for the year ended December 31, 2002.

FUND MANAGEMENT DECISIONS

Many of the portfolio's best-performing stocks were cyclical issues in the consumer discretionary sector. Since consumer income and spending remained

-------
(1) Source: Department of Labor, 12-month unadjusted Consumer Price Index for all urban consumers.
(2) See footnote and table on page 10 for more information about Lipper Inc.
(3) See footnote on page 5 for more information about the Russell 2500 Growth Index.
(4) See footnote on page 5 for more information about the S&P MidCap 400 Index.

YEAR-BY-YEAR PERFORMANCE
[LINE GRAPH]

Year-end                 Total Return %
--------                 --------------
12/01                    -17.50
                         Class A

12/02                    -28.97
                         Class A

12/01                    -18.20
                         Class B and Class C

12/02                    -29.46
                         Class B and Class C

Past performance is no guarantee of future results. See footnote 1 on page 10 for more information on performance.

at healthy levels, the Fund benefited from investments in key consumer-related areas such as housing and retailing. Notable top performers included homebuilders Meritage and Lennar, garden products leader Toro, and luxury-goods manufacturer and retailer Coach--all of which posted double-digit gains in both earnings and stock price during the year. Positive trends in housing --such as historically low mortgage rates, rising household formation and a favorable pricing environment--bolstered financial results at homebuilding companies and lifted their stock prices sharply higher. Coach benefited from strong sales of handbags and women's small leather goods and from ongoing cost reductions.

Elsewhere among cyclical issues in the consumer discretionary sector, electronics retailer Circuit City and automotive retailer Sonic Automotive declined sharply, as competition increased in their respective markets. The Fund sold its positions in these companies during the year to put the assets to more productive use.

Among the new positions we established for the Fund were fast-growing specialty retailers Christopher & Banks and 99 Cents Only Stores, both of which had a positive impact on performance for the portion of the reporting period the stocks were held in the Fund.

Another sector that bolstered the Fund's performance during 2002 was health care, which logged most of its gains during the first nine months of the year. Top-performing issues included HMO concerns Anthem, WellPoint Health Networks, and Coventry Health Care. Hefty premium increases, improving medical-cost trends, and solid membership growth combined to significantly lift the financial performance of these companies, driving their share prices higher.

Among the sectors that adversely affected the Fund's performance during the year, information technology was by far the biggest culprit. Within this sector, notable detractors from the Fund's performance included semiconductor equipment manufacturers Lam Research and Teradyne, both of which suffered as technology spending declined. Both stocks were sold during the year to make room for technology companies with better long-term business fundamentals.

The Fund was significantly underweighted in the information technology sector relative to the Russell 2500 Growth Index through most of the year. In the fourth quarter, however, the Fund increased its exposure to this sector with the addition of electronic components company QLogic, laser manufacturer Cymer, and Internet security provider Symantec. All of these issues contributed positively to the Fund's performance in the fourth quarter, when technology stocks sharply rebounded.

The consumer staple sector was the second-biggest detractor from the Fund's performance in 2002. General weakness in the restaurant industry adversely impacted YUM! Brands and CBRL Group. Fortunately, the Fund sold both positions, which proved beneficial in light of subsequent performance.

The Fund's financial-sector holdings also underperformed in 2002, primarily due to double-digit declines at SEI Investments and Affiliated Managers, both of which are asset-management service providers, and PMI Group, a leading mortgage insurer. On the positive side, three regional banking concerns, UCBH Holdings, New York Community Bancorp, and Roslyn Bancorp, all recorded strong gains. Unfortunately, the gains were insufficient to overcome other weaknesses in the Fund's financial holdings.

SECTOR WEIGHTINGS

In the latter part of the year, we made a few adjustments in an effort to position the portfolio to benefit when economic activity improves. The Fund added to its holdings in the information technology sector and to cyclical issues in the consumer discretionary sector. At the same time, we reduced the Fund's exposure to the consumer staple and health care sectors. As of year-end 2002, the Fund was underweighted relative to the Russell 2500 Growth Index in the financials, consumer staple, and information technology sectors, slightly overweighted in health care, and significantly overweighted in cyclical consumer discretionary stocks, such as retailers and homebuilders.

LOOKING AHEAD

In the near term, geopolitical events and corporate governance issues will likely hold sway over the market. Over the long term, however, fundamental factors such as the economy, corporate profits, inflation, and interest rates are more likely to dictate how stocks in general will perform. As of year-end 2002, the evidence suggested that these factors were positive or improving.

Against this backdrop, we will continue to emphasize diversified portfolio holdings among mid-sized companies that we believe have secure business fundamentals and attractive stock valuations. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                           1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A               -28.97%                      -23.45%
    Class B               -29.46%                      -24.04%
    Class C               -29.46%                      -24.04%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                           1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A               -32.88%                      -25.58%
    Class B               -32.99%                      -25.57%
    Class C               -30.17%                      -24.04%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                           1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A         262 out of 498 funds         204 out of 447 funds
    Class B         274 out of 498 funds         210 out of 447 funds
    Class C         274 out of 498 funds         210 out of 447 funds
    Average Lipper
    mid-cap growth
    fund                  -28.33%                   -25.19%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

                NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A        $5.86       $0.0000      $0.0000
    Class B        $5.77       $0.0000      $0.0000
    Class C        $5.77       $0.0000      $0.0000

-------
 1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
   VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/01. Since-inception return for the average Lipper peer fund is for the period from 1/2/01 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

Portfolio of Investments December 31, 2002

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (99.8%)+

AEROSPACE & DEFENSE (4.5%)
Alliant Techsystems, Inc. (a)...     6,650       $   414,628
L-3 Communications Holdings,
 Inc. (a).......................    10,200           458,082
United Defense Industries, Inc.
 (a)............................    15,000           349,500
                                                 -----------
                                                   1,222,210
                                                 -----------
AIRLINES (1.4%)
JetBlue Airways Corp. (a).......    13,800           372,600
                                                 -----------

AUTO COMPONENTS (3.0%)
American Axle & Manufacturing
 Holdings, Inc. (a).............    15,700           367,694
ArvinMeritor, Inc. .............    27,200           453,424
                                                 -----------
                                                     821,118
                                                 -----------
AUTOMOBILES (1.7%)
Winnebago Industries, Inc. .....    11,800           462,914
                                                 -----------
BANKS (5.3%)
Associated Banc-Corp............     9,700           329,218
New York Community Bancorp,
 Inc. ..........................    17,000           490,960
Roslyn Bancorp, Inc. ...........    23,400           421,902
UCBH Holdings, Inc. ............     4,700           199,515
                                                 -----------
                                                   1,441,595
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (3.9%)
BISYS Group, Inc. (The) (a).....    16,700           265,530
Career Education Corp. (a)......     7,700           308,000
Education Management Corp.
 (a)............................     7,300           274,480
Fiserv, Inc. (a)................     6,500           220,675
                                                 -----------
                                                   1,068,685
                                                 -----------
COMMUNICATIONS EQUIPMENT (3.9%)
Avocent Corp. (a)...............    16,600           368,852
Emulex Corp. (a)................    18,400           341,320
UTStarcom, Inc. (a).............    18,500           366,855
                                                 -----------
                                                   1,077,027
                                                 -----------
CONSTRUCTION & ENGINEERING (1.0%)
Jacobs Engineering Group, Inc.
 (a)............................     7,500           267,000
                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.6%)
Amphenol Corp. Class A (a)......     9,100           345,800
Tech Data Corp. (a).............    13,500           363,960
                                                 -----------
                                                     709,760
                                                 -----------
ENERGY EQUIPMENT & SERVICES (0.8%)
GlobalSantaFe Corp. ............     9,200           223,744
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Cooper Cos., Inc. (The).........    18,000           450,360
                                                 -----------

HEALTH CARE PROVIDERS & SERVICES (16.8%)
Accredo Health, Inc. (a)........     9,750           343,687

                                   SHARES           VALUE
                                  --------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
AmerisourceBergen Corp. ........     8,300       $   450,773
Anthem, Inc. (a)................     7,722           485,714
Coventry Health Care, Inc.
 (a)............................    12,700           368,681
Health Management Associates,
 Inc. Class A...................    17,700           316,830
Henry Schein, Inc. (a)..........     7,100           319,500
Mid Atlantic Medical Services,
 Inc. (a).......................    11,400           369,360
Oxford Health Plans, Inc. (a)...    13,300           484,785
Quest Diagnostics, Inc. (a).....     4,300           244,670
Triad Hospitals, Inc. (a).......    13,500           402,705
Universal Health Services, Inc.
 Class B (a)....................     9,600           432,960
WellPoint Health Networks, Inc.
 (a)............................     5,300           377,148
                                                 -----------
                                                   4,596,813
                                                 -----------
HOTELS, RESTAURANTS & LEISURE (3.4%)
Boyd Gaming Corp. (a)...........    22,400           314,720
Mandalay Resort Group (a).......     8,200           251,002
Penn National Gaming, Inc.
 (a)............................    22,500           356,850
                                                 -----------
                                                     922,572
                                                 -----------
HOUSEHOLD DURABLES (15.1%)
D.R. Horton, Inc. ..............    33,200           576,020
Harman International Industries,
 Inc. ..........................     8,000           476,000
KB Home.........................    14,500           621,325
Lennar Corp. ...................    13,800           712,080
M.D.C. Holdings, Inc. ..........    16,000           612,160
Meritage Corp. (a)..............    19,200           646,080
Toro Co. (The)..................     7,350           469,665
                                                 -----------
                                                   4,113,330
                                                 -----------
INSURANCE (2.1%)
Brown & Brown, Inc. ............     9,600           310,272
Willis Group Holdings Ltd.
 (a)............................     9,350           268,064
                                                 -----------
                                                     578,336
                                                 -----------
IT CONSULTING & SERVICES (1.5%)
Affiliated Computer Services,
 Inc. Class A (a)...............     7,800           410,670
                                                 -----------

MACHINERY (1.4%)
Oshkosh Truck Corp. ............     6,400           393,600
                                                 -----------

MULTILINE RETAIL (2.3%)
99 Cents Only Stores (a)........    12,500           335,750
Fred's, Inc. ...................    11,000           282,700
                                                 -----------
                                                     618,450
                                                 -----------
PHARMACEUTICALS (2.4%)
IVAX Corp. (a)..................    30,000           363,900
Taro Pharmaceutical Industries
 Ltd. (a).......................     8,000           300,800
                                                 -----------
                                                     664,700
                                                 -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.8%)
Cabot Microelectronics Corp.
 (a)............................     7,000           330,400

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Mid Cap Growth Fund

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
Cymer, Inc. (a).................    10,500       $   338,625
NVIDIA Corp. (a)................    20,500           235,955
QLogic Corp. (a)................    11,100           383,061
Semtech Corp. (a)...............    28,000           305,760
                                                 -----------
                                                   1,593,801
                                                 -----------
SOFTWARE (3.7%)
SERENA Software, Inc. (a).......    20,000           315,800
Symantec Corp. (a)..............     9,000           364,590
Synopsys, Inc. (a)..............     7,200           332,280
                                                 -----------
                                                   1,012,670
                                                 -----------
SPECIALTY RETAIL (11.6%)
Abercrombie & Fitch Co. Class A
 (a)............................    12,000           245,520
Advance Auto Parts, Inc. (a)....     7,500           366,750
AutoZone, Inc. (a)..............     5,200           367,380
Chico's FAS, Inc. (a)...........    20,900           395,219
Christopher & Banks Corp. (a)...    17,900           371,425
Michaels Stores, Inc. (a).......    14,000           438,200
Pier 1 Imports, Inc. ...........    20,500           388,065
Tiffany & Co. ..................    12,500           298,875
Williams-Sonoma, Inc. (a).......    10,500           285,075
                                                 -----------
                                                   3,156,509
                                                 -----------
TEXTILES, APPAREL & LUXURY GOODS (3.9%)
Coach, Inc. (a).................    12,700           418,084
Fossil, Inc. (a)................    15,000           305,100
Liz Claiborne, Inc. ............    11,700           346,905
                                                 -----------
                                                   1,070,089
                                                 -----------
Total Common Stocks
 (Cost $28,433,445).............                  27,248,553
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
SHORT-TERM INVESTMENT (0.9%)

COMMERCIAL PAPER (0.9%)
UBS Finance Delaware LLC
 1.20%, due 1/2/03..............  $235,000       $   234,992
                                                 -----------
Total Short-Term Investment
 (Cost $234,992)................                     234,992
                                                 -----------
Total Investments
 (Cost $28,668,437) (b).........     100.7%       27,483,545(c)
Liabilities in Excess of
 Cash and Other Assets..........      (0.7)         (190,040)
                                  --------       -----------
Net Assets......................     100.0%      $27,293,505
                                  ========       ===========

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $28,953,553.
(c)  At December 31, 2002, net unrealized depreciation was
     $1,470,008, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $962,213 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $2,432,221.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $28,668,437)..............................................       $27,483,545
Cash........................................................             4,433
Receivables:
  Investment securities sold................................           964,675
  Fund shares sold..........................................            38,284
  Dividends and interest....................................             3,678
Other assets................................................            14,050
                                                                   -----------
        Total assets........................................        28,508,665
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,134,798
  Transfer agent............................................            25,638
  Shareholder communication.................................            15,103
  NYLIFE Distributors.......................................            11,367
  Manager...................................................             4,580
  Fund shares redeemed......................................             2,658
  Custodian.................................................             2,155
  Trustees..................................................               322
Accrued expenses............................................            18,539
                                                                   -----------
        Total liabilities...................................         1,215,160
                                                                   -----------
Net assets..................................................       $27,293,505
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    31,604
  Class B...................................................            13,694
  Class C...................................................             1,510
Additional paid-in capital..................................        42,074,037
Accumulated net realized loss on investments................       (13,642,448)
Net unrealized depreciation on investments..................        (1,184,892)
                                                                   -----------
Net assets..................................................       $27,293,505
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $18,523,395
                                                                   ===========
Shares of beneficial interest outstanding...................         3,160,367
                                                                   ===========
Net asset value and offering price per share outstanding....       $      5.86
Maximum sales charge (5.50% of offering price)..............              0.34
                                                                   -----------
Maximum offering price per share outstanding................       $      6.20
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 7,899,065
                                                                   ===========
Shares of beneficial interest outstanding...................         1,369,438
                                                                   ===========
Net asset value and offering price per share outstanding....       $      5.77
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   871,045
                                                                   ===========
Shares of beneficial interest outstanding...................           151,005
                                                                   ===========
Net asset value and offering price per share outstanding....       $      5.77
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.................................................  $     80,033
  Interest..................................................         4,437
                                                              ------------
    Total income............................................        84,470
                                                              ------------
Expenses:
  Manager...................................................       225,245
  Transfer agent............................................       131,670
  Service--Class A..........................................        55,119
  Service--Class B..........................................        18,234
  Service--Class C..........................................         1,729
  Distribution--Class B.....................................        54,703
  Distribution--Class C.....................................         5,186
  Professional..............................................        23,194
  Registration..............................................        20,314
  Shareholder communication.................................        18,343
  Recordkeeping.............................................        13,347
  Custodian.................................................        11,184
  Pricing service...........................................         7,057
  Trustees..................................................         5,116
  Miscellaneous.............................................        14,228
                                                              ------------
    Total expenses before reimbursement.....................       604,669
Expense reimbursement by Manager and Subadvisor.............       (94,291)
                                                              ------------
    Net expenses............................................       510,378
                                                              ------------
Net investment loss.........................................      (425,908)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................    (6,946,950)
Net change in unrealized appreciation on investments........    (3,025,659)
                                                              ------------
Net realized and unrealized loss on investments.............    (9,972,609)
                                                              ------------
Net decrease in net assets resulting from operations........  $(10,398,517)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (425,908)   $  (294,173)
  Net realized loss on investments..........................   (6,946,950)    (6,695,498)
  Net change in unrealized appreciation on investments......   (3,025,659)     1,840,767
                                                              ------------   -----------
  Net decrease in net assets resulting from operations......  (10,398,517)    (5,148,904)
                                                              ------------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    3,979,306     28,574,669
    Class B.................................................    7,151,208      6,368,736
    Class C.................................................    1,014,803        358,382
  Cost of shares redeemed:
    Class A.................................................   (1,072,848)      (949,395)
    Class B.................................................   (1,794,153)      (628,342)
    Class C.................................................     (108,797)       (52,643)
                                                              ------------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    9,169,519     33,671,407
                                                              ------------   -----------
      Net increase (decrease) in net assets.................   (1,228,998)    28,522,503
NET ASSETS:
Beginning of year...........................................   28,522,503             --
                                                              ------------   -----------
End of year.................................................  $27,293,505    $28,522,503
                                                              ============   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                  Class A                     Class B                     Class C
                                           ---------------------       ---------------------       ---------------------
                                                Year ended                  Year ended                  Year ended
                                               December 31,                December 31,                December 31,
                                           ---------------------       ---------------------       ---------------------
                                            2002          2001          2002          2001          2002          2001
                                           -------       -------       -------       -------       -------       -------
Net asset value at beginning of year.....  $  8.25       $ 10.00       $  8.18       $ 10.00       $  8.18       $ 10.00
                                           -------       -------       -------       -------       -------       -------
Net investment loss (a)..................    (0.09)        (0.09)        (0.13)        (0.14)        (0.13)        (0.14)
Net realized and unrealized loss on
  investments............................    (2.30)        (1.66)        (2.28)        (1.68)        (2.28)        (1.68)
                                           -------       -------       -------       -------       -------       -------
Total from investment operations.........    (2.39)        (1.75)        (2.41)        (1.82)        (2.41)        (1.82)
                                           -------       -------       -------       -------       -------       -------
Net asset value at end of year...........  $  5.86       $  8.25       $  5.77       $  8.18       $  5.77       $  8.18
                                           =======       =======       =======       =======       =======       =======
Total investment return (b)..............   (28.97%)      (17.50%)      (29.46%)      (18.20%)      (29.46%)      (18.20%)
Ratios (to average net assets)
  Supplemental Data:
    Net investment loss..................    (1.22%)       (1.01%)       (1.97%)       (1.76%)       (1.97%)       (1.76%)
    Net expenses.........................     1.50%         1.50%         2.25%         2.25%         2.25%         2.25%
    Expenses (before reimbursement)......     1.81%         1.87%         2.56%         2.62%         2.56%         2.62%
Portfolio turnover rate..................      188%          127%          188%          127%          188%          127%
Net assets at end of year (in 000's).....  $18,523       $22,965       $ 7,899       $ 5,299       $   871       $   258

-------

     Per share data based on average shares outstanding during
(a)  the year.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange,

MainStay Mid Cap Growth Fund

including the National Association of Securities Dealers National Market System,
(c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss and paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

                             ACCUMULATED
                            NET INVESTMENT            ADDITIONAL
                                 LOSS              PAID-IN CAPITAL
                            --------------         ---------------
                               $425,908               $(425,908)

The reclassifications for the Fund are due to net operating losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, record keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. The Manager has

MainStay Mid Cap Growth Fund

voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2002, the Manager earned from the Fund $225,245 and reimbursed the Fund $94,291.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $533 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $50, $11,588 and $31, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the year ended December 31, 2002 amounted to $131,670.

TRUSTEES FEES. Trustees, other than those currently affiliated NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation

Subcommittee telephonic meeting attended plus reimbursement for travel and out-of pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2002, New York Life held shares of Class A with a net asset value of $14,650,000 which represents 79.1% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $600 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate, 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $13,347 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

                       ACCUMULATED CAPITAL     UNREALIZED      TOTAL ACCUMULATED
                        AND OTHER LOSSES      DEPRECIATION           LOSS
                       -------------------    ------------     -----------------
                         $(12,476,222)        $(1,470,008)       $(13,946,230)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $12,476,222 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss caryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
       2009.................................................  $ 5,878
       2010.................................................    6,598
                                                              -------
                                                              $12,476
                                                              =======

In addition, the Fund intends to elect to treat for federal income tax purposes $881,110 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

MainStay Mid Cap Growth Fund

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $65,115 and $56,000, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the aver-age commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other fac-tors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31, 2002             DECEMBER 31, 2001
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................    528       976       136      2,892      724       38
Shares redeemed.............................   (151)     (255)      (16)      (109)     (76)      (7)
                                               ----      ----       ---      -----      ---       --
Net increase................................    377       721       120      2,783      648       31
                                               ====      ====       ===      =====      ===       ==

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Mid Cap Growth Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years of the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSMG11-02/03
                                                                              11

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Mid Cap Growth Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay MAP Fund versus
                                                              S&P 500(R) Index and Inflation--Class A,
                                                              Class B, Class C, and Class I Shares             4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/02      12
                                                              Portfolio of Investments                        14
                                                              Financial Statements                            19
                                                              Notes to Financial Statements                   24
                                                              Report of Independent Accountants               31
                                                              Special Meeting of Shareholders                 32
                                                              Trustees and Officers                           33
                                                              The MainStay(R) Funds                           36

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

  $10,000 Invested in MainStay MAP Fund versus S&P 500(R) Index and Inflation

CLASS I SHARES Total Returns: 1 Year -19.81%, 5 Years 4.96%, 10 Years 11.62%

                                                    MAINSTAY MAP FUND           S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                    -----------------           ----------------           ------------------
12/92                                                    9525.00                    10000.00                    10000.00
12/93                                                   10347.00                    11008.00                    10282.00
12/94                                                   10637.00                    11153.00                    10548.00
12/95                                                   14107.00                    15343.00                    10817.00
12/96                                                   17495.00                    18866.00                    11182.00
12/97                                                   22455.00                    25163.00                    11372.00
12/98                                                   27900.00                    32354.00                    11558.00
12/99                                                   31299.00                    39163.00                    11868.00
12/00                                                   36583.00                    35604.00                    12268.00
12/01                                                   37448.00                    31373.00                    12458.00
12/02                                                   30029.00                    24441.00                    12761.00

CLASS A SHARES Total Returns: 1 Year -24.44%, Since Inception -0.91%

                                                    MAINSTAY MAP FUND           S&P 500 INDEX(1)           INFLATION (CPI)(3)
                                                    -----------------           ----------------           ------------------
6/9/99                                                   9450.00                    10000.00                    10000.00
12/99                                                   10161.00                    11231.00                    10175.00
12/00                                                   11855.00                    10211.00                    10518.00
12/01                                                   12105.00                     8997.00                    10681.00
12/02                                                    9679.00                     7009.00                    10941.00

CLASS B SHARES Total Returns: 1 Year -24.58%, Since Inception -0.54%

                                                    MAINSTAY MAP FUND           S&P 500 INDEX(1)           INFLATION (CPI)(3)
                                                    -----------------           ----------------           ------------------
6/9/99                                                  10000.00                    10000.00                    10000.00
12/99                                                   10723.00                    11231.00                    10176.00
12/00                                                   12409.00                    10211.00                    10518.00
12/01                                                   12569.00                     8997.00                    10681.00
12/02                                                    9807.00                     7009.00                    10941.00

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

CLASS C SHARES Total Returns: 1 Year -21.42%, Since Inception -0.07%

                                                    MAINSTAY MAP FUND           S&P 500 INDEX(1)           INFLATION (CPI)(3)
                                                    -----------------           ----------------           ------------------
6/9/99                                                  10000.00                    10000.00                    10000.00
12/99                                                   10723.00                    11231.00                    10176.00
12/00                                                   12409.00                    10211.00                    10518.00
12/01                                                   12569.00                     8997.00                    10681.00
12/02                                                    9977.00                     7009.00                    10941.00

-------
On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares. As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay
 MAP Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND
 PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase. Class I share performance includes the historical performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge. Class I shares are subject to no initial or contingent deferred sales charges.

1 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

The year 2002 was challenging for U.S. equity investors. Stocks at all capital-ization levels recorded negative returns, and the equity market as a whole posted its third consecutive negative year. Small-cap stocks continued to outperform large-cap issues as they had in 2001, while mid-cap stocks were the best-performing capitalization segment in the equity market over the 12-month period. During 2002, value stocks outperformed growth stocks among companies of all sizes.

At the beginning of the year, many investors expected to see an economic recovery by the end of 2002. Although corporate misconduct and geopolitical uncertainty have extended the time frame, a modest economic turnaround is still widely anticipated. Indeed, despite general weakness, the economy continued to advance during 2002, led by low interest rates that stimulated a booming housing market. Widespread mortgage refinancing helped consumers continue to spend through most of the year, although the holiday shopping season was weak. In November 2002, the Federal Reserve moved to stimulate the sagging U.S. economy by lowering the targeted federal funds rate by 50 basis points to an unusually low 1.25%. The stock market reacted favorably, rallying in the fourth quarter of 2002, which provides some hope that investor confidence may once again be on the rise.

While surprises can come at any time, many believe that the bulk of corporate fraud problems may soon be behind us. Speculative venture capital investments appear to be declining. Stock-option excesses seem to have been curtailed. Many structural problems--from inventory issues to long-standing asbestos-liability concerns--have largely been addressed. In addition, many corporations are repairing their balance sheets by issuing new equity, adding convertible securities, or shedding debt through bankruptcy proceedings.

As of November 25, 2002, Jennison Associates joined Markston International as a subadvisor of MainStay MAP Fund. We believe that the addition of a second subadvisor to manage a portion of MainStay MAP Fund's assets may enhance the performance of the Fund consistent with its current investment objectives and strategies.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay MAP Fund returned -19.81% for Class I shares. Class A shares returned -20.04% and Class B and Class C shares returned -20.63%, excluding all sales charges. All share classes underperformed the -17.91% return of the average Lipper(1) multi-cap value fund for the same period. All share classes outperformed the -22.10% return of the S&P 500(R) Index.(2)

-------
1 See footnote and table on page 12 for more information about Lipper Inc.

2 See footnote on page 5 for more information the S&P 500 Index.

YEAR-BY-YEAR PERFORMANCE
CLASS I SHARES

                                                                            CLASS I SHARES
                                                                            --------------
12/92                                                                            10.53
12/93                                                                             8.67
12/94                                                                             2.76
12/95                                                                            32.50
12/96                                                                            23.82
12/97                                                                            27.99
12/98                                                                            24.23
12/99                                                                            12.18
12/00                                                                            16.88
12/01                                                                             2.36
12/02                                                                           -19.81

Class I shares returns include the performance of MAP-Equity Fund through 6/8/99. See footnote 1 on page 12 for more information on performance.

CLASS A, CLASS B, AND CLASS C SHARES

                                               12/99                  12/00                  12/01                  12/02
                                               -----                  -----                  -----                  -----
Class A                                         7.53                  16.67                   2.11                  -20.04
Class B and Class C                             7.23                  15.72                   1.29                  -20.63

See footnote 1 on page 12 for more information on performance.

As of December 31, 2002, Morningstar(3) rated MainStay MAP Fund Class I shares five stars overall out of 167 mid-cap blend funds. As of that date, the Fund's Class I shares were rated four stars out of 167 mid-cap blend funds for the three-year period then ended, four stars out of 105 mid-cap blend funds for the five-year period then ended, and five stars out of 34 mid-cap blend funds for the 10-year period ended December 31, 2002.

PORTFOLIO STRATEGIES--MARKSTON INTERNATIONAL LLC

Markston International LLC has been part of MainStay MAP Fund's multimanager mandate since November 25, 2002, and prior to that date was the Fund's sole subadvisor.


-------
3 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.



                                                                               7
                                                                               -

There were several reasons for the Fund's strong performance relative to the S&P 500 Index in 2002. We adhered closely to a disciplined company-by-company selection process and benefited from a cash position that averaged 15% for the year. The Fund's cash percentage was higher in the first half of the year, hovering around 23%, then tapering down to 8.4% by year-end 2002. Several of the largest holdings in the portion of the Fund's portfolio that we manage rallied in the fourth quarter.

Over the course of the year, the portion of the Fund's portfolio that we manage remained broadly diversified across many industries. Larger holdings included Popular (+16%),(4) a bank that benefited from its focus on the growing Hispanic population, and Aetna (+24%), which saw its stock price rise as new management successfully implemented the company's turnaround strategy. We were attracted to Aetna when we saw substantial insider buying.

Opportunistic purchases included MedImmune and Genentech, new positions established at what we believed to be attractive prices. MedImmune, a young biotechnology-development company, saw its stock appreciate 30% in the fourth quarter alone, largely on the promise of a new nasally administered flu vaccine. Genentech is another biotechnology company, with two major cancer drugs on the market and a solid product pipeline that includes new entries for asthma and psoriasis.

We significantly added to the Fund's existing positions in Tyco International and Yahoo! at attractive prices during 2002. Both stocks strengthened the Fund's performance. We believed that Tyco International was financially strong enough to resolve its problems with a change in management, which is exactly what happened. Yahoo! shares appreciated 71% just in the fourth quarter. Under its new management team, Yahoo! has turned into a cash-flow engine, with more than 50% of incremental revenues dropping to the free-cash-flow line of the company's balance sheet.

Other holdings that made positive contributions to the Fund's performance in 2002 included IVAX and Mylan Labs, two generic drug manufacturers; Devon Energy, a major North American natural gas supplier; Big Lots, the nation's largest retailer of close-out merchandise; and American Electric Power, a major utility.

Several Fund holdings had weak performance, with the greatest disappointments coming from the information technology sector and related industries. Even so, many of the technology holdings in the portion of the Fund's portfolio that we manage performed quite nicely after the October 2002 low in the U.S. equity market and appear to have strong prospects for 2003.

We believe that current corrective action will foster a period of consolidation. Indeed, consolidation is already apparent among Internet services companies that the Fund has owned. Examples include Inktomi, which is being acquired by Yahoo!; and InterTrust Technologies, which is being acquired by Sony, Royal

-------
4 Unless otherwise indicated, returns are for the year ended December 31, 2002.

Phillips Electronics, and others. Consolidation is also underway in the biotechnology industry, where Amgen acquired Immunex, Gilead bought Triangle Pharmaceuticals, and Enzon purchased the ABELCET product line from Elan. In the coming months, we expect to see additional consolidation among companies in wireless telecommunications, natural gas pipelines, and coal. We believe such industrial repair and consolidation should continue to create positive investment opportunities for shareholders in MainStay MAP Fund.

LOOKING AHEAD

We believe there are several areas of risk facing U.S. equity investors in the coming months, including the possibility of military conflict, increasing budget deficits, and a weaker U.S. dollar. On the other hand, we believe the extended decline in the equity markets over the last three years may have created opportunities for capital appreciation in 2003.

We intend to seek attractive potential wherever it may be found. We also intend to keep the portion of the Fund's portfolio that we manage widely diversified and to select stocks that we believe are likely to increase in value over time. Regardless of what the markets or the economy may bring, we will continue to seek long-term appreciation of capital, and as a secondary objective, to earn income.

Michael J. Mullarkey
Roger Lob
Christopher Mullarkey
Portfolio Managers
Markston International LLC

PORTFOLIO STRATEGIES--JENNISON ASSOCIATES LLC

Jennison began officially serving as an additional subadvisor to MainStay MAP Fund effective November 25, 2002. There was a brief transition period, during which a significant portion of each of the Fund's holdings that had been purchased by the previous subadvisor, Markston, were sold, and new securities were purchased.

We close the year 2002 having faced the most challenging period for U.S. equities in more than three decades of investing. Fortunately, the stock market has shown relative strength during the brief period that we have been part of the Fund's multimanager approach.

From November 25 through December 31, 2002, positive performance came from diverse areas in the portion of the Fund's portfolio that we manage.


                                                                               9
                                                                               -

EchoStar Communications, one of the portfolio's top performers for the period, rose on the successful termination of its proposed acquisition of Hughes Electronics, with limited penalties and valuable insight into a major competitor. Capitalizing on its ability to generate powerful free cash flow, EchoStar also announced a surprise repurchase of over 10% of its outstanding shares from Vivendi Universal.

The Fund also benefited from holdings in Lockheed Martin and Northrop Grumman, two aerospace & defense companies that give the Fund exposure to accelerating defense appropriations from the U.S. government at a time when military readiness is clearly a national priority. We expect the government's cash outlays to increase for several years, providing an attractive business environment for defense contractors.

Another winner for the Fund was Placer Dome, a gold-mining company that we added to the portfolio. Placer Dome is a turnaround story and one of the few gold companies that was selling at a discount to its net asset value. The stock benefited from the recent gold rally that ensued when investors reacted to increased international tensions and the sell-off in the U.S. dollar.

Unfortunately, weak holiday sales led to disappointing performance from retail holdings, such as Toys "R" Us and Circuit City Stores. Although the month of December started well, sales were unexpectedly weak, which left retailers unable to offset the negative impact of price discounting. Profits were below original expectations throughout the retailing industry group.

LOOKING AHEAD

As we head into 2003, we believe the unwinding of the bull market of the 1990s, which focused primarily on technology and large-capitalization stocks, has set the stage for a return to true stock picking. We believe that as expectations become muted, investors will shift their attention from relative to absolute returns and may prefer active management over passive investing. A stock picker's market is well suited to our opportunistic style and may be a key to performance going forward.

We will continue to build the portion of the Fund's portfolio that we manage using a bottom-up approach, choosing one stock at a time. We seek to identify catalysts that may help a company effectively realize the full market value of its stock. We also seek stocks in industries, such as insurance, paper, and defense, that have demonstrated secular and cyclical fundamental improvements.

10
-

Although we anticipate renewed economic activity and corporate profits, we recognize that the threat of war with Iraq may cause investors, consumers, and businesses to be risk averse. Regardless of what the markets or the economy may bring, we will continue to seek long-term appreciation of capital and, as a secondary objective, to earn income.

Mark G. DeFranco
Brian M. Gillott
Portfolio Managers
Jennison Associates LLC


                                                                              11
                                                                               -

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/02
Class A         -20.04%      n/a        n/a          0.67%
Class B         -20.63%      n/a        n/a         -0.07%
Class C         -20.63%      n/a        n/a         -0.07%
Class I         -19.81%    5.98%     12.17%         10.76%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/02
Class A         -24.44%      n/a        n/a         -0.91%
Class B         -24.58%      n/a        n/a         -0.54%
Class C         -21.42%      n/a        n/a         -0.07%
Class I         -19.81%    4.96%     11.62%         10.59%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                       SINCE INCEPTION
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 12/31/02
Class A         282 out of   n/a          n/a               64 out of
                476 funds                                  312 funds
Class B         297 out of   n/a          n/a               74 out of
                476 funds                                  312 funds
Class C         297 out of   n/a          n/a               74 out of
                476 funds                                  312 funds
Class I         278 out of   23 out of    12 out of          7 out of
                476 funds    238 funds     84 funds         17 funds
Average Lipper
multi-cap
value fund      -17.91%      1.32%        9.69%            10.92%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

                NAV 12/31/02   INCOME    CAPITAL GAINS
Class A            $21.95      $0.1052      $0.0640
Class B            $21.47      $0.0000      $0.0640
Class C            $21.47      $0.0000      $0.0640
Class I            $22.03      $0.1631      $0.0640

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. On 6/9/99, MAP-Equity Fund was


12
-
  reorganized as MainStay MAP Equity Fund Class I shares. As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.

  Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I shares are subject to no initial or contingent deferred sales charges. Performance figures for this class include the historical performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A, Class B, and Class C shares were first offered to the public on 6/9/99. Class I shares, first offered 6/9/99, include the performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Since-inception return for the average Lipper peer fund is for the period from 1/21/71 through 12/31/02. Lipper averages are not class specific.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                              13
                                                                               -

MainStay MAP Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (88.8%)+

AEROSPACE & DEFENSE (6.1%)
Availl, Inc. (a)...............       6,550       $     52,728
Innovative Solutions & Support,
 Inc. (a)......................       8,800             54,912
Lockheed Martin Corp. .........      61,295          3,539,786
Northrop Grumman Corp. ........     196,539         19,064,283
Raytheon Co. ..................     173,600          5,338,200
United Industrial Corp. .......       3,950             63,200
                                                  ------------
                                                    28,113,109
                                                  ------------
AIR FREIGHT & LOGISTICS (0.6%)
Ryder System, Inc. ............     116,028          2,603,668
                                                  ------------

AIRLINES (0.5%)
Delta Air Lines, Inc. .........     211,316          2,556,924
                                                  ------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co.
 (The).........................      95,650            651,376
                                                  ------------

BANKS (2.8%)
Bank One Corp. ................      49,000          1,790,950
Northern Trust Corp. ..........      37,255          1,305,788
Popular, Inc. .................     183,970          6,218,186
Southwest Bancorporation of
 Texas, Inc. (a)...............      39,000          1,123,590
Wachovia Corp. ................      67,500          2,459,700
                                                  ------------
                                                    12,898,214
                                                  ------------
BEVERAGES (0.3%)
PepsiCo, Inc. .................      31,541          1,331,661
                                                  ------------
BIOTECHNOLOGY (4.9%)
Cell Therapeutics, Inc. (a)....      16,100            117,047
Chiron Corp. (a)...............     115,300          4,335,280
Corvas International, Inc.
 (a)...........................       2,150              3,332
Enzon Pharmaceuticals, Inc.
 (a)...........................      18,725            313,082
Genentech, Inc. (a)............     268,750          8,911,750
MedImmune, Inc. (a)............     336,024          9,129,772
                                                  ------------
                                                    22,810,263
                                                  ------------
CHEMICALS (1.8%)
Cambrex Corp. .................     130,256          3,935,034
Eastman Chemical Co. ..........       9,350            343,799
Great Lakes Chemical Corp. ....      18,103            432,300
Monsanto Co. ..................     200,163          3,853,138
                                                  ------------
                                                     8,564,271
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.4%)
Cendant Corp. (a)..............      83,000            869,840
Ceridian Corp. (a).............     313,957          4,527,260
CheckFree Corp. (a)............      11,400            182,411
Concord EFS, Inc. (a)..........       6,100             96,014

                                   SHARES            VALUE
                                 -----------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
eFunds Corp. (a)...............     129,200       $  1,177,012
Manpower, Inc. ................      47,500          1,515,250
MemberWorks, Inc. (a)..........       7,400            133,052
Per-Se Technologies, Inc.
 (a)...........................      40,800            365,935
S1 Corp. (a)...................     262,300          1,169,858
Sylvan Learning Systems, Inc.
 (a)...........................       1,300             21,320
Weight Watchers International,
 Inc. (a)......................      26,050          1,197,519
                                                  ------------
                                                    11,255,471
                                                  ------------
COMMUNICATIONS EQUIPMENT (1.9%)
3Com Corp. (a).................     304,217          1,408,525
ActivCard S.A. (a).............      42,567            363,948
Adaptec, Inc. (a)..............       8,250             46,612
Avici Systems, Inc. (a)........      17,163             61,444
Brocade Communications Systems,
 Inc. (a)......................      68,950            285,453
CommScope, Inc. (a)............      32,659            258,006
Enterasys Networks, Inc. (a)...      24,950             38,922
Harris Corp. ..................     228,850          6,018,755
Nortel Networks Corp. (a)......       5,472              8,810
REMEC, Inc. (a)................       6,550             25,414
Riverstone Networks, Inc.
 (a)...........................      12,802             27,140
                                                  ------------
                                                     8,543,029
                                                  ------------
COMPUTERS & PERIPHERALS (2.0%)
Advanced Digital Information
 Corp. (a).....................     132,900            891,759
Electronics for Imaging, Inc.
 (a)...........................      72,150          1,173,231
Hewlett-Packard Co. ...........     247,995          4,305,193
Lexmark International, Inc.
 (a)...........................      20,000          1,210,000
Sigma Designs, Inc. (a)........      40,285            138,983
Sun Microsystems, Inc. (a).....     461,797          1,436,189
                                                  ------------
                                                     9,155,355
                                                  ------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
McDermott International, Inc.
 (a)...........................      26,600            116,508
                                                  ------------

CONSTRUCTION MATERIALS (0.4%)
Martin Marietta Materials,
 Inc. .........................         950             29,127
Vulcan Materials Co. ..........      53,389          2,002,087
                                                  ------------
                                                     2,031,214
                                                  ------------
CONTAINERS & PACKAGING (0.8%)
Smurfit-Stone Container Corp.
 (a)...........................      11,050            170,071
Temple-Inland, Inc. ...........      81,350          3,645,293
                                                  ------------
                                                     3,815,364
                                                  ------------
DIVERSIFIED FINANCIALS (4.1%)
A.G. Edwards, Inc. ............     118,473          3,904,870
American Express Co. ..........      23,661            836,416
CIT Group, Inc. ...............      23,500            460,600
iShares Nasdaq Biotechnology
 Index (a).....................      56,647          2,795,529
Merrill Lynch & Co., Inc. .....     103,470          3,926,687

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

Portfolio of Investments December 31, 2002


                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED FINANCIALS (CONTINUED)
Neuberger Berman, Inc. ........      14,950       $    500,675
Principal Financial Group, Inc.
 (The) (a).....................      38,500          1,160,005
State Street Corp. ............     117,000          4,563,000
SWS Group, Inc. ...............       6,850             92,886
Walter Industries, Inc. .......      54,650            591,860
                                                  ------------
                                                    18,832,528
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
ALLTEL Corp. ..................      11,150            568,650
Broadwing, Inc. (a)............     232,950            819,984
CenturyTel, Inc. ..............      88,800          2,608,944
Sprint Corp. (FON Group).......      36,967            535,282
                                                  ------------
                                                     4,532,860
                                                  ------------
ELECTRIC UTILITIES (0.4%)
American Electric Power Co.,
 Inc. .........................      60,000          1,639,800
Black Hills Corp. .............       8,550            226,746
CenterPoint Energy, Inc. (a)...      15,811            134,393
Reliant Resources, Inc. (a)....      12,469             39,901
                                                  ------------
                                                     2,040,840
                                                  ------------
ELECTRICAL EQUIPMENT (0.2%)
Acuity Brands, Inc. (a)........       1,000             13,540
Artesyn Technologies, Inc.
 (a)...........................         850              3,264
Endwave Corp. (a)..............      29,388             28,066
Energizer Holdings, Inc. (a)...       7,190            200,601
Signal Technology Corp. (a)....      56,800            612,304
                                                  ------------
                                                       857,775
                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.0%)
Agilent Technologies, Inc.
 (a)...........................      60,100          1,079,396
Arrow Electronics, Inc. (a)....      13,288            169,953
Diebold, Inc. .................      47,631          1,963,350
Fisher Scientific
 International, Inc. (a).......     113,729          3,420,968
Giga-tronics, Inc. (a).........      32,459             45,443
Ingram Micro, Inc. (a).........     162,796          2,010,531
Millipore Corp. (a)............      64,758          2,201,772
Sanmina-SCI Corp. (a)..........     321,400          1,443,086
Solectron Corp. (a)............     906,618          3,218,494
Symbol Technologies, Inc. .....     196,200          1,612,764
Tech Data Corp. (a)............      66,391          1,789,901
Teledyne Technologies, Inc.
 (a)...........................     108,550          1,702,064
Vishay Intertechnology, Inc.
 (a)...........................     199,689          2,232,523
                                                  ------------
                                                    22,890,245
                                                  ------------
ENERGY EQUIPMENT & SERVICES (4.1%)
FMC Technologies, Inc. (a).....     231,187          4,723,150
Halliburton Co. ...............      46,500            870,015
Nabors Industries, Ltd. (a)....      28,600          1,008,722
Newpark Resources, Inc. (a)....      34,850            151,598
Schlumberger Ltd. .............      87,525          3,683,927
Transocean, Inc. ..............     173,600          4,027,520

                                   SHARES            VALUE
                                 -----------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Weatherford International Ltd.
 (a)...........................     114,449       $  4,569,949
                                                  ------------
                                                    19,034,881
                                                  ------------
FOOD & DRUG RETAILING (0.9%)
Bunge Ltd. ....................      15,000            360,900
CVS Corp. .....................      82,038          2,048,489
Kroger Co. (The) (a)...........      27,064            418,139
Pathmark Stores, Inc. (a)......      62,550            317,128
Rite Aid Corp. ................     420,550          1,030,348
Sylvan, Inc. (a)...............       5,850             60,196
                                                  ------------
                                                     4,235,200
                                                  ------------
FOOD PRODUCTS (0.4%)
Archer-Daniels-Midland Co. ....     129,540          1,606,296
Corn Products International,
 Inc. .........................      12,250            369,092
                                                  ------------
                                                     1,975,388
                                                  ------------
GAS UTILITIES (1.4%)
El Paso Corp. .................     359,950          2,505,252
Kinder Morgan, Inc. ...........      63,150          2,669,351
Sempra Energy..................      60,050          1,420,182
                                                  ------------
                                                     6,594,785
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Apogent Technologies, Inc.
 (a)...........................     234,465          4,876,872
ArthroCare Corp. (a)...........       6,550             64,518
Baxter International, Inc. ....     114,052          3,193,456
Becton, Dickinson & Co. .......      28,500            874,665
                                                  ------------
                                                     9,009,511
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (2.5%)
Aetna, Inc. ...................     141,300          5,810,256
CIGNA Corp. ...................      37,089          1,525,100
Health Management Associates,
 Inc. .........................     189,099          3,384,872
Humana, Inc. (a)...............      36,600            366,000
IMS Health Inc. ...............      11,215            179,440
SunLink Health Systems, Inc.
 (a)...........................      33,700             80,543
                                                  ------------
                                                    11,346,211
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.3%)
Hilton Hotels Corp. ...........     106,000          1,347,260
                                                  ------------

HOUSEHOLD DURABLES (0.2%)
Tupperware Corp. ..............      54,400            820,352
                                                  ------------

INDUSTRIAL CONGLOMERATES (2.3%)
3M Co. ........................       8,195          1,010,443
Tyco International Ltd. .......     564,158          9,635,819
                                                  ------------
                                                    10,646,262
                                                  ------------
INSURANCE (6.7%)
ACE Ltd. ......................      50,000          1,467,000
Allstate Corp. (The)...........     108,638          4,018,520
Danielson Holding Corp. (a)....      79,890            111,846
Everest Re Group, Ltd. ........      62,915          3,479,199

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

MainStay MAP Fund


                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
Hartford Financial Services
 Group, Inc. ..................     127,055       $  5,772,109
Lincoln National Corp. ........     106,416          3,360,617
MetLife, Inc. .................     145,850          3,943,784
Ohio Casualty Corp. ...........       2,500             32,375
PartnerRe Ltd. ................      52,227          2,706,403
XL Capital Ltd. ...............      76,142          5,881,970
                                                  ------------
                                                    30,773,823
                                                  ------------
INTERNET SOFTWARE & SERVICES (2.3%)
Blue Coat Systems, Inc. (a)....       1,440              5,674
DoubleClick, Inc. (a)..........     196,931          1,114,629
EDGAR Online, Inc. (a).........         150                265
Marimba, Inc. (a)..............       6,500             10,595
Multex.com, Inc.(a)............      11,750             49,350
Overture Services, Inc. (a)....       1,600             43,696
ValueClick, Inc. (a)...........      49,077            136,925
Vignette Corp. (a).............     242,100            297,057
Virage, Inc. (a)...............       5,600              3,926
WatchGuard Technologies, Inc.
 (a)...........................       3,250             20,738
WebMD Corp. (a)................     119,131          1,018,570
Yahoo!, Inc. (a)...............     478,900          7,830,015
                                                  ------------
                                                    10,531,440
                                                  ------------
IT CONSULTING & SERVICES (0.6%)
BearingPoint, Inc. (a).........     328,995          2,270,065
Computer Sciences Corp. (a)....       7,100            244,595
DiamondCluster International
 Inc. (a)......................       9,800             30,772
Gartner Group, Inc. Class B
 (a)...........................       2,939             27,774
SYNAVANT Inc. (a)..............       3,218              2,993
Titan Corp. (The) (a)..........      32,600            339,040
                                                  ------------
                                                     2,915,239
                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Hasbro, Inc. ..................      14,400            166,320
Mattel, Inc. ..................     141,500          2,709,725
                                                  ------------
                                                     2,876,045
                                                  ------------
MACHINERY (0.5%)
Deere & Co. ...................      17,450            800,082
Navistar International Corp.
 (a)...........................      56,300          1,368,653
                                                  ------------
                                                     2,168,735
                                                  ------------
MEDIA (4.9%)
AOL Time Warner, Inc. (a)......       5,027             65,854
Cablevision Systems New York
 Group (a).....................     105,200          1,761,048
Catalina Marketing Corp. (a)...      26,406            488,511
EchoStar Communications Corp.
 (a)...........................     259,440          5,775,134
Fox Entertainment Group, Inc.
 (a)...........................      94,044          2,438,561
Knight-Ridder, Inc. ...........      19,338          1,223,129
Liberty Media Corp. (a)........     241,978          2,163,283
Meredith Corp. ................       1,300             53,443
New York Times Co. (The).......      60,310          2,757,976
Pearson PLC....................     325,332          3,041,854

                                   SHARES            VALUE
                                 -----------------------------
MEDIA (CONTINUED)
PRIMEDIA, Inc. (a).............      52,178       $    107,487
Scholastic Corp. (a)...........      73,104          2,628,089
                                                  ------------
                                                    22,504,369
                                                  ------------
METALS & MINING (1.2%)
Arch Coal, Inc. ...............     129,721          2,800,676
Massey Energy Co. .............      24,550            238,626
Peabody Energy Corp. ..........       3,300             96,459
Placer Dome, Inc. .............     188,658          2,169,567
                                                  ------------
                                                     5,305,328
                                                  ------------
MULTILINE RETAIL (1.6%)
Big Lots, Inc. ................     133,500          1,766,205
Costco Wholesale Corp. (a).....       5,750            161,345
Federated Department Stores,
 Inc. (a)......................      69,630          2,002,559
May Department Stores Co.
 (The).........................      60,350          1,386,843
Odd Job Stores, Inc. (a).......      34,350             65,265
Saks, Inc. (a).................     157,662          1,850,952
                                                  ------------
                                                     7,233,169
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.0%) (B)
Westar Energy, Inc. ...........      21,000            207,900
                                                  ------------

OFFICE ELECTRONICS (0.0%) (B)
IKON Office Solutions, Inc. ...       8,050             57,558
                                                  ------------

OIL & GAS (3.5%)
Amerada Hess Corp. ............      21,500          1,183,575
ConocoPhillips.................      41,439          2,005,233
Devon Energy Corp. ............      60,871          2,793,979
Kerr-McGee Corp. ..............      20,000            886,000
Marathon Oil Corp. ............      62,500          1,330,625
Newfield Exploration Co. (a)...      69,534          2,506,701
Spinnaker Exploration Co.
 (a)...........................      76,900          1,695,645
Unocal Corp. ..................     114,931          3,514,590
                                                  ------------
                                                    15,916,348
                                                  ------------
PAPER & FOREST PRODUCTS (2.3%)
Boise Cascade Corp. ...........     227,704          5,742,695
Louisiana-Pacific Corp. .......      80,400            648,024
MeadWestvaco Corp. ............      90,549          2,237,466
Weyerhaeuser Co. ..............      38,600          1,899,506
                                                  ------------
                                                    10,527,691
                                                  ------------
PHARMACEUTICALS (5.0%)
Abbott Laboratories............      68,784          2,751,360
Alpharma, Inc. ................     152,200          1,812,702
American Pharmaceutical
 Partners, Inc. (a)............      16,550            294,590
Guilford Pharmaceuticals, Inc.
 (a)...........................      29,800            118,604
IVAX Corp. (a).................     410,000          4,973,300
Johnson & Johnson..............       7,427            398,904
King Pharmaceuticals, Inc.
 (a)...........................       3,000             51,570
Mylan Laboratories, Inc. ......      86,400          3,015,360
Pfizer, Inc. ..................     140,778          4,303,583
POZEN, Inc. (a)................       5,754             29,633

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
Sepracor, Inc. (a).............     228,213       $  2,206,820
Wyeth..........................      83,700          3,130,380
                                                  ------------
                                                    23,086,806
                                                  ------------
REAL ESTATE INVESTMENT MANAGEMENT (1.1%)
Crescent Real Estate Equity
 Co. ..........................       4,200             69,888
Health Care Property Investors,
 Inc. .........................      52,673          2,017,376
RFS Hotel Investors, Inc. .....       3,000             32,580
Taubman Centers, Inc. .........      16,300            264,549
United Dominion Realty Trust,
 Inc. .........................     159,170          2,604,021
                                                  ------------
                                                     4,988,414
                                                  ------------
ROAD & RAIL (0.2%)
Celadon Group, Inc. (a)........      13,650            160,647
Norfolk Southern Corp. ........      42,950            858,570
                                                  ------------
                                                     1,019,217
                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.1%)
Agere Systems, Inc. (a)........   1,173,297          1,642,616
Altera Corp. (a)...............      83,250          1,026,473
Applied Micro Circuits Corp.
 (a)...........................      54,650            201,658
Cypress Semiconductor Corp.
 (a)...........................      57,400            328,328
Intersil Corp. (a).............      81,550          1,136,807
LSI Logic Corp. (a)............      90,200            520,454
                                                  ------------
                                                     4,856,336
                                                  ------------
SOFTWARE (4.5%)
Adobe Systems, Inc. ...........     116,200          2,881,876
Ascential Software Corp. (a)...      45,735            109,764
Autodesk, Inc. ................     156,952          2,244,414
BMC Software, Inc. (a).........     113,921          1,949,188
Cerner Corp. (a)...............       5,450            170,367
Compuware Corp. (a)............      25,250            121,200
J.D. Edwards & Co. (a).........     233,393          2,632,673
Intervoice, Inc. (a)...........      50,600            109,296
MSC.Software Corp. (a).........      47,000            362,840
Network Associates, Inc. (a)...     111,544          1,794,743
Novell, Inc. (a)...............      91,650            306,111
Sybase, Inc. (a)...............     326,049          4,369,057
Synopsys, Inc. (a).............      79,426          3,665,510
                                                  ------------
                                                    20,717,039
                                                  ------------
SPECIALTY RETAIL (2.3%)
Burlington Coat Factory
 Warehouse Corp. ..............      15,674            281,348
Charming Shoppes, Inc. (a).....      15,650             65,417
Circuit City Stores, Inc. .....     463,402          3,438,443
RadioShack Corp. ..............     193,850          3,632,749
Systemax Inc. (a)..............       7,653             11,862
Toys "R" Us, Inc. (a)..........     316,385          3,163,850
                                                  ------------
                                                    10,593,669
                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Polo Ralph Lauren Corp. (a)....     189,310          4,119,386
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
AT&T Wireless Services, Inc.
 (a)...........................      36,854       $    208,225
Sprint Corp. (PCS Group) (a)...      49,683            217,612
                                                  ------------
                                                       425,837
                                                  ------------
Total Common Stocks
 (Cost $435,372,881)...........                    409,434,874
                                                  ------------
PREFERRED STOCKS (1.4%)

IT CONSULTING & SERVICES (0.6%)
Titan Capital Trust, Conv. Pfd.
 5.75%.........................      67,500          2,970,000
                                                  ------------

MEDIA (0.8%)
News Corp. Ltd., Pfd. ADR (The)
 (c)...........................     153,852          3,484,748
                                                  ------------

REAL ESTATE INVESTMENT MANAGEMENT (0.0%) (B)
Equity Inns, Inc., Cum. Pfd.
 9.50%, Series A...............       2,950             68,735
                                                  ------------
Total Preferred Stocks
 (Cost $6,113,136).............                      6,523,483
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
LONG-TERM BONDS (2.3%)
CORPORATE BONDS (2.3%)

AEROSPACE & DEFENSE (0.2%)
Orbital Sciences Corp.
 12.00%, due 8/15/06...........  $1,300,000          1,163,500
                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Solectron Corp. Conv.
 (zero coupon), due 11/20/20...     625,000            320,312
                                                  ------------

FOOD & DRUG RETAILING (0.6%)
Rite Aid Corp.
 7.625%, due 4/15/05...........   3,000,000          2,745,000
                                                  ------------

FOOD PRODUCTS (0.0%) (B)
Aurora Foods, Inc.
 9.875%, due 2/15/07...........     250,000            123,750
                                                  ------------

INDUSTRIAL CONGLOMERATES (0.6%)
Tyco International Group S.A.
 (zero coupon), due 2/12/21....   3,750,000          2,845,312
Tyco International Ltd.
 (zero coupon), due 11/17/20...     125,000             89,531
                                                  ------------
                                                     2,934,843
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

MainStay MAP Fund


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM BONDS (CONTINUED)
INTERNET SOFTWARE & SERVICES (0.4%)
Akamai Technologies, Inc. Conv.
 5.50%, due 7/1/07.............  $4,650,000       $  1,877,438
                                                  ------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
American Commercial Lines LLC
 11.25%, due 1/1/08 (e)........   5,511,870          1,433,086
 12.00%, due 7/1/08 (d)........   4,669,712            233,486
                                                  ------------
                                                     1,666,572
                                                  ------------
Total Long-Term Bonds
 (Cost $14,865,287)............                     10,831,415
                                                  ------------
SHORT-TERM INVESTMENTS (7.5%)

COMMERCIAL PAPER (2.2%)
American Express Credit Corp.
 0.50%, due 1/2/03.............  10,193,000         10,193,000
                                                  ------------
Total Commercial Paper
 (Cost $10,193,000)............                     10,193,000
                                                  ------------

TIME DEPOSIT (5.3%)
Bank of New York Cayman
 0.75%, due 1/2/03.............  $24,551,000        24,551,000
                                                  ------------
Total Time Deposit
 (Cost $24,551,000)............                     24,551,000
                                                  ------------
Total Short-Term Investments
 (Cost $34,744,000)............                     34,744,000
                                                  ------------
Total Investments
 (Cost $491,095,304) (f).......       100.0%       461,533,772(g)

                                 -----------------------------
                                  PRINCIPAL
                                   AMOUNT            VALUE
TIME DEPOSIT (CONTINUED)
Liabilities in Excess of
 Cash and Other Assets.........  $      0.0(b)    $   (228,440)
                                 -----------      ------------
Net Assets.....................       100.0%      $461,305,332
                                 ===========      ============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  ADR--American Depositary Receipt.
(d)  PIK ('Payment in kind')--interest payment is made with
     additional securities
(e)  Issue in default.
(f)  The cost for federal income tax purposes is
     $492,778,376.
(g)  At December 31, 2002, net unrealized depreciation was
     $31,244,604, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $24,103,031 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $55,347,635.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


18
-

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $491,095,304).............................................       $461,533,772
Cash........................................................             11,060
Receivables:
  Investment securities sold................................          3,913,073
  Dividends and interest....................................          1,039,299
  Fund shares sold..........................................            900,703
Other assets................................................             17,257
                                                                   ------------
        Total assets........................................        467,415,164
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          4,289,715
  Fund shares redeemed......................................          1,001,821
  Transfer agent............................................            283,644
  NYLIFE Distributors.......................................            218,585
  Manager...................................................            178,272
  Custodian.................................................              8,400
  Trustees..................................................              5,195
Accrued expenses............................................            124,200
                                                                   ------------
        Total liabilities...................................          6,109,832
                                                                   ------------
Net assets..................................................       $461,305,332
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     56,237
  Class B...................................................             71,521
  Class C...................................................             32,169
  Class I...................................................             52,289
Additional paid-in capital..................................        545,827,865
Accumulated net investment loss.............................           (189,998)
Accumulated net realized loss on investments................        (54,983,219)
Net unrealized depreciation on investments..................        (29,561,532)
                                                                   ------------
Net assets..................................................       $461,305,332
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $123,461,424
                                                                   ============
Shares of beneficial interest outstanding...................          5,623,672
                                                                   ============
Net asset value per share outstanding.......................       $      21.95
Maximum sales charge (5.50% of offering price)..............               1.28
                                                                   ------------
Maximum offering price per share outstanding................       $      23.23
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $153,581,040
                                                                   ============
Shares of beneficial interest outstanding...................          7,152,138
                                                                   ============
Net asset value and offering price per share outstanding....       $      21.47
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 69,077,113
                                                                   ============
Shares of beneficial interest outstanding...................          3,216,858
                                                                   ============
Net asset value and offering price per share outstanding....       $      21.47
                                                                   ============
CLASS I
Net assets applicable to outstanding shares.................       $115,185,755
                                                                   ============
Shares of beneficial interest outstanding...................          5,228,905
                                                                   ============
Net asset value and offering price per share outstanding....       $      22.03
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   4,595,705
  Interest..................................................      4,551,346
                                                              -------------
    Total income............................................      9,147,051
                                                              -------------
Expenses:
  Manager...................................................      3,499,789
  Distribution--Class B.....................................      1,181,623
  Distribution--Class C.....................................        531,999
  Transfer agent............................................      1,532,568
  Service--Class A..........................................        325,589
  Service--Class B..........................................        393,874
  Service--Class C..........................................        177,333
  Shareholder communication.................................        196,807
  Professional..............................................         82,781
  Recordkeeping.............................................         73,332
  Registration..............................................         60,191
  Custodian.................................................         50,684
  Trustees..................................................         25,584
  Miscellaneous.............................................         38,942
                                                              -------------
    Total expenses before reimbursement.....................      8,171,096
Expense reimbursement by Manager............................       (507,575)
                                                              -------------
    Net expenses............................................      7,663,521
                                                              -------------
Net investment income.......................................      1,483,530
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................    (55,362,524)
Net change in unrealized appreciation on investments........    (58,286,807)
                                                              -------------
Net realized and unrealized loss on investments.............   (113,649,331)
                                                              -------------
Net decrease in net assets resulting from operations........  $(112,165,801)
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $12,776.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


20
-

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2002            2001
                                                              -------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  1,483,530    $    304,773
  Net realized gain (loss) on investments...................   (55,362,524)      1,454,876
  Net change in unrealized appreciation on investments......   (58,286,807)      4,221,642
                                                              -------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (112,165,801)      5,981,291
                                                              -------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (591,975)        (91,819)
    Class B.................................................            --              --
    Class C.................................................            --              --
    Class I.................................................      (815,618)       (230,011)
  From net realized gain on investments:
    Class A.................................................      (358,110)       (484,596)
    Class B.................................................      (455,285)       (655,854)
    Class C.................................................      (207,585)       (245,181)
    Class I.................................................      (330,392)       (475,539)
                                                              -------------   ------------
      Total dividends and distributions to shareholders.....    (2,758,965)     (2,183,000)
                                                              -------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   100,821,231      93,868,013
    Class B.................................................    90,029,523     105,112,834
    Class C.................................................    53,506,262      46,417,919
    Class I.................................................    58,574,236      33,792,356
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       801,111         471,489
    Class B.................................................       403,046         589,482
    Class C.................................................       154,233         196,234
    Class I.................................................     1,102,772         659,849
                                                              -------------   ------------
                                                               305,392,414     281,108,176
  Cost of shares redeemed:
    Class A.................................................   (49,191,426)    (14,065,090)
    Class B.................................................   (32,596,210)    (11,697,847)
    Class C.................................................   (17,554,911)     (2,584,972)
    Class I.................................................   (16,064,833)     (8,419,104)
                                                              -------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................   189,985,034     244,341,163
                                                              -------------   ------------
      Net increase in net assets............................    75,060,268     248,139,454
NET ASSETS:
Beginning of year...........................................   386,245,064     138,105,610
                                                              -------------   ------------
End of year.................................................  $461,305,332    $386,245,064
                                                              =============   ============
Accumulated net investment loss at end of year..............  $   (189,998)   $         --
                                                              =============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              21
                                                                               -

Financial Highlights selected per share data and ratios

                                                   Class A                                        Class B
                                 --------------------------------------------   --------------------------------------------
                                          Year ended               June 9*               Year ended               June 9*
                                         December 31,              through              December 31,              through
                                 -----------------------------   December 31,   -----------------------------   December 31,
                                   2002       2001      2000         1999         2002       2001      2000         1999
                                 --------   --------   -------   ------------   --------   --------   -------   ------------
Net asset value at beginning
 of period....................   $  27.66   $  27.25   $ 26.22      $25.38      $  27.13   $  26.92   $ 26.15     $ 25.38
                                 --------   --------   -------      ------      --------   --------   -------     -------
Net investment income
 (loss).......................       0.15       0.03      0.02        0.05         (0.03)     (0.06)    (0.11)       0.02
Net realized and unrealized
 gain (loss) on investments...      (5.69)      0.55      4.17        1.81         (5.57)      0.41      4.04        1.76
                                 --------   --------   -------      ------      --------   --------   -------     -------
Total from investment
 operations...................      (5.54)      0.58      4.19        1.86         (5.60)      0.35      3.93        1.78
                                 --------   --------   -------      ------      --------   --------   -------     -------
Less dividends and
 distributions:
 From net investment income...      (0.11)     (0.03)       --       (0.08)           --         --        --       (0.07)
 From net realized gain on
   investments................      (0.06)     (0.14)    (3.16)      (0.94)        (0.06)     (0.14)    (3.16)      (0.94)
                                 --------   --------   -------      ------      --------   --------   -------     -------
Total dividends and
 distributions................      (0.17)     (0.17)    (3.16)      (1.02)        (0.06)     (0.14)    (3.16)      (1.01)
                                 --------   --------   -------      ------      --------   --------   -------     -------
Net asset value at end of
 period.......................   $  21.95   $  27.66   $ 27.25      $26.22      $  21.47   $  27.13   $ 26.92     $ 26.15
                                 ========   ========   =======      ======      ========   ========   =======     =======
Total investment return (a)...     (20.04%)     2.11%    16.67%       7.53%       (20.63%)     1.29%    15.72%       7.23%
Ratios (to average net
 assets)/
 Supplemental Data:
   Net investment income
     (loss)...................       0.63%      0.37%     0.12%       0.46%+       (0.12%)    (0.38%)   (0.63%)     (0.29%)+
   Net expenses...............       1.33%      1.25%     1.25%       1.25%+        2.08%      2.00%     2.00%       2.00%+
   Expenses (before
     reimbursement)...........       1.44%      1.43%     1.44%       1.41%+        2.19%      2.18%     2.19%       2.16%+
Portfolio turnover rate.......         77%        19%       40%         32%           77%        19%       40%         32%
Net assets at end of period
 (in 000's)...................   $123,461   $103,402   $$22,048     $8,651      $153,581   $134,883   $40,078     $11,511

-------

 *   Class A, B and C shares first offered on June 9, 1999.
**   The financial information for the year ended December 31,
     1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of
     business on June 8, 1999. Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Fund
     (formerly MainStay MAP Equity Fund).
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


22
-

              Class C                                               Class I**
    ---------------------------                  ------------------------------------------------
            Year ended              June 9*                         Year ended
           December 31,             through                        December 31,
    ---------------------------   December 31,   ------------------------------------------------
     2002      2001      2000         1999         2002      2001      2000      1999      1998
    -------   -------   -------   ------------   --------   -------   -------   -------   -------
    $ 27.13   $ 26.92   $ 26.15     $ 25.38      $  27.75   $ 27.31   $ 26.25   $ 24.58   $ 22.73
    -------   -------   -------     -------      --------   -------   -------   -------   -------
      (0.03)    (0.06)    (0.11)       0.02          0.19      0.07      0.12      0.11      0.33
      (5.57)     0.41      4.04        1.76         (5.69)     0.58      4.13      2.81      4.81
    -------   -------   -------     -------      --------   -------   -------   -------   -------
      (5.60)     0.35      3.93        1.78         (5.50)     0.65      4.25      2.92      5.14
    -------   -------   -------     -------      --------   -------   -------   -------   -------
         --        --        --       (0.07)        (0.16)    (0.07)    (0.03)    (0.11)    (0.33)
      (0.06)    (0.14)    (3.16)      (0.94)        (0.06)    (0.14)    (3.16)    (1.14)    (2.96)
    -------   -------   -------     -------      --------   -------   -------   -------   -------
      (0.06)    (0.14)    (3.16)      (1.01)        (0.22)    (0.21)    (3.19)    (1.25)    (3.29)
    -------   -------   -------     -------      --------   -------   -------   -------   -------
    $ 21.47   $ 27.13   $ 26.92     $ 26.15      $  22.03   $ 27.75   $ 27.31   $ 26.25   $ 24.58
    =======   =======   =======     =======      ========   =======   =======   =======   =======
     (20.63%)    1.29%    15.72%       7.23%       (19.81%)    2.36%    16.88%    12.18%    24.23%
      (0.12%)   (0.38%)   (0.63%)     (0.29%)+       0.88%     0.62%     0.37%     0.39%     1.10%
       2.08%     2.00%     2.00%       2.00%+        1.08%     1.00%     1.00%     0.88%     0.70%
       2.19%     2.18%     2.19%       2.16%+        1.19%     1.18%     1.19%     0.96%     0.77%
         77%       19%       40%         32%           77%       19%       40%       32%       41%
    $69,077   $51,234   $ 6,546     $ 2,478      $115,186   $96,726   $69,434   $63,460   $60,414

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              23
                                                                               -

MainStay MAP Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (formerly MainStay MAP Equity Fund, the "Fund"), a diversified fund.

MainStay MAP Fund commenced operations in 1971 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. As of June 10, 2002 the MainStay MAP Equity Fund was renamed the MainStay MAP Fund. The financial statements of the MainStay MAP Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization.

The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class I shares. Distribution of Class A shares, Class B shares, and Class C shares commenced on June 9, 1999. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee and may be sold to institutional investors and other individuals, as detailed in the prospectus.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class,


24
-

Notes to Financial Statements


subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisors, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange; and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Subadvisors to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisors deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.


                                                                              25
                                                                               -

MainStay MAP Fund


Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss and accumulated net realized loss on investments arising from permanent differences; net assets at December 31, 2002, are not affected.

                           ACCUMULATED
 ACCUMULATED               NET REALIZED
NET INVESTMENT               LOSS ON
     LOSS                  INVESTMENTS
--------------             ------------
  $(265,935)                 $265,935

The reclassifications for the Fund are primarily due to reclassifications of distributions and real estate investment trust distributions.

The tax character of distributions paid during the years December 31, 2002 and December 31, 2001 was as follows:

                                      2002              2001
                                      ----              ----
Distributions paid from:
     Ordinary income.............  $2,233,683        $  340,737
     Long-term capital gains.....     525,282         1,842,263
                                   ----------        ----------
                                   $2,758,965        $2,183,000
                                   ==========        ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective

26
-
securities or, in the case of a callable security, over the period to the first call date. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Prior to November 25, 2002, Markston International LLC ("Markston") served as sole subadvisor to the Fund. Effective November 25, 2002, the Manager delegated its portfolio management responsibilities of the Fund to both Markston and Jennison Associates LLC ("Jennison") (collectively, the "Subadvisors") pursuant to shareholder approval at a meeting held on November 22, 2002 (see "Special Meeting of Shareholders" on page 32). The shareholders of the Fund approved an amendment to the sub-advisory agreement between the Manager and Markston (the "Amended Markston Agreement"). Under the Amended Markston Agreement, Markston would manage a portion of the assets of the Fund, as designated by the Manager from time to time. At the same meeting, the shareholders also approved a new sub-advisory agreement between the Manager and Jennison, and appointed Jennison as an additional subadvisor to the Fund to manage the remaining portion of the Fund's assets (the "Jennison Agreement"). The Jennison Agreement would provide for substantially the same terms and conditions, including the same fee rate,

                                                                              27
                                                                               -

MainStay MAP Fund


as the Amended Markston Agreement. Each Subadvisor will manage its allocated portion of the Fund's assets subject to the oversight of NYLIM. Under the supervision of the Trust's Board of Trustees and the Manager, each Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. For the year ended December 31, 2002, the Manager earned from the Fund $3,499,789 and reimbursed the Fund $507,575. The Manager had contractually agreed to limit total annual fund operating expenses to 1.00%, 1.25%, 2.00% and 2.00% for Class I, Class A, Class B and Class C shares, respectively, through May 30, 2001, after which time the Manager voluntarily agreed to continue the limitation through March 11, 2002. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.10%, 1.35%, 2.10% and 2.10% of the average daily net assets of the Class I, Class A, Class B and Class C shares, respectively. For a two-year period following expiration of a prior contractual expense limitation that expired May 30, 2001, the Manager may be entitled to reimbursement for a portion of expenses paid pursuant to the contractual expense limitation, to the extent that such repayment would not cause the Fund to exceed the limitation. As of December 31, 2002, the amount of such expenses potentially recoverable was $376,582.

Pursuant to the terms of Sub-Advisory Agreements between the Manager and the Subadvisors, the Manager paid the Subadvisors a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B and Class C shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

28
-

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A Fund shares was $119,580 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $2,814, $383,802 and $55,964, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $1,532,568.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $9,635 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $73,332 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

                 ACCUMULATED
UNDISTRIBUTED      CAPITAL
NET INVESTMENT    AND OTHER     UNREALIZED    TOTAL ACCUMULATED
    INCOME         LOSSES      DEPRECIATION         LOSS
--------------   -----------   ------------   -----------------
   $12,233       $(7,503,917)  $(31,244,604)    $(38,736,288)

                                                                              29
                                                                               -

MainStay MAP Fund


The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals and real estate investment trust distributions.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $7,301,686 were available to the extent provided by regulations to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $45,998,461 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $526,242 and $300,750, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                           YEAR ENDED                              YEAR ENDED
                                        DECEMBER 31, 2002                       DECEMBER 31, 2001
                              -------------------------------------   -------------------------------------
                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                              -------   -------   -------   -------   -------   -------   -------   -------
Shares sold.................   3,907     3,567     2,098     2,358     3,438     3,917     1,738     1,233
Shares issued in
  reinvestment of dividends
  and distributions.........      36        19         7        49        17        22         7        24
                              ------    ------     -----     -----     -----     -----     -----     -----
                               3,943     3,586     2,105     2,407     3,455     3,939     1,745     1,257
Shares redeemed.............  (2,058)   (1,405)     (776)     (664)     (525)     (456)     (100)     (313)
                              ------    ------     -----     -----     -----     -----     -----     -----
Net increase................   1,885     2,181     1,329     1,743     2,930     3,483     1,645       944
                              ======    ======     =====     =====     =====     =====     =====     =====

30
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay MAP Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay MAP Fund (formerly MainStay MAP Equity Fund, one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003


                                                                              31
                                                                               -

Special Meeting of Shareholders

At a special meeting held on November 22, 2002, the shareholders of MainStay MAP Fund (the "Fund") approved an amendment to the current sub-advisory agreement between the Fund's investment manager, New York Life Investment Management LLC ("NYLIM"), and Markston International LLC ("Markston") (the "Amended Markston Agreement"). Under the Amended Markston Agreement, Markston will manage a portion of the assets of the Fund, as designated by NYLIM from time to time.

Shares voted in favor:  15,369,555.153
Shares voted against:      238,042.449
Shares abstaining:         240,412.903

At the same meeting, the shareholders also approved a new sub-advisory agreement between NYLIM and Jennison Associates LLC ("Jennison"), to appoint Jennison as an additional subadvisor to the Fund to manage the remaining portion of the Fund's assets (the "Jennison Agreement"). The Jennison Agreement provides for substantially the same terms and conditions, including the same fee rate, as the Amended Markston Agreement.

Shares voted in favor:  15,358,964.407
Shares voted against:      257,117.831
Shares abstaining:         231,928.267

The Jennison Agreement and the Amended Markston Agreement are both effective as of November 25, 2002. Each subadvisor will manage its allocated portion of the Fund's assets subject to the oversight of NYLIM.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

32
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.


                                                                              33
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.


34
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.
                                                                              35
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.


36
-

                       This page intentionally left blank
                                                                              37
                                                                               -

                       This page intentionally left blank

38
-

                                                                              39
                                                                               -

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1 As of December 31, 2002.

[MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSMP11- 02/03

                                                         [MAINSTAY NEW YORK LIFE
                                                 INVESTMENT MANAGEMENT LLC LOGO]
    The Main Stay(R) Funds
    MainStay(R) MAP Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

[RECYCLE.LOGO]                                      30

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Strategic Value
                                                              Fund versus S&P 500(R) Index, a Strategic
                                                              Value Composite Index, and Inflation--Class
                                                              A, Class B, and Class C Shares                   3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/02      11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            23
                                                              Notes to Financial Statements                   28
                                                              Report of Independent Accountants               39
                                                              Trustees and Officers                           40
                                                              The MainStay(R) Funds                           43

2

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30- year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

                                                                               3
                                                                               -
-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Strategic Value Fund versus S&P 500(R) Index, a Strategic Value Composite Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -19.66%, 5 Years -0.44%, Since Inception 0.35%

                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
                                             VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
                                         ------------------      ----------------      ------------------     ------------------
10/22/97                                       9450.00               10000.00               10000.00               10000.00
12/97                                          9839.00               10017.00               10107.00               10018.00
12/98                                          9890.00               12880.00               11208.00               10182.00
12/99                                         11234.00               15591.00               12674.00               10455.00
12/00                                         11884.00               14174.00               12951.00               10808.00
12/01                                         11979.00               12490.00               12507.00               10975.00
12/02                                         10185.00                9730.00               11208.00               11242.00

CLASS B SHARES Total Returns: 1 Year -19.71%, 5 Years -0.41%, Since Inception
              0.53%

                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
                                             VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
                                         ------------------      ----------------      ------------------     ------------------
10/22/97                                      10000.00               10000.00               10000.00               10000.00
12/97                                         10404.00               10017.00               10107.00               10018.00
12/98                                         10376.00               12880.00               11208.00               10182.00
12/99                                         11688.00               15591.00               12674.00               10455.00
12/00                                         12280.00               14174.00               12951.00               10808.00
12/01                                         12272.00               12490.00               12507.00               10975.00
12/02                                         10277.00                9730.00               11208.00               11242.00

CLASS C SHARES Total Returns: 1 Year -16.41%, 5 Years -0.08%, Since Inception
              0.68%

                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
                                             VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
                                         ------------------      ----------------      ------------------     ------------------
10/22/97                                      10000.00               10000.00               10000.00               10000.00
12/97                                         10404.00               10017.00               10107.00               10018.00
12/98                                         10376.00               12880.00               11208.00               10182.00
12/99                                         11688.00               15591.00               12674.00               10455.00
12/00                                         12280.00               14174.00               12951.00               10808.00
12/01                                         12272.00               12490.00               12507.00               10975.00
12/02                                         10360.00                9730.00               11208.00               11242.00

4

 -------
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 10/22/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 The Fund compares itself to a Strategic Value Composite Index that is comprised of the Russell 1000(R) Value Index, the Credit Suisse First Boston(TM) Convertible Securities Index, and the Credit Suisse First Boston(TM) High Yield Index weighted 80%/20%/20%, respectively. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Credit Suisse First Boston Convertible Securities Index is an unmanaged index that generally includes 250-300 issues. Convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. The Credit Suisse First Boston High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index.

3 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

                                                                               5
                                                                               -
-------
1 See footnote and table on page 11 for more information about Lipper Inc.
2 See footnote on page 4 for more information about the S&P 500 Index.
3 See footnote on page 4 for more information about the Fund's Strategic Value
  Composite Index.

Portfolio Management Discussion and Analysis

In 2002, major equity markets posted their third consecutive annual losses. Accounting scandals and corporate misconduct dominated the news, and fundamental and geopolitical factors weighed heavily on the economy and stock prices. Over the course of the year, a number of high-profile companies filed for bankruptcy protection, including Kmart, Global Crossing, and Conseco.

Corporate profits were largely disappointing, and the sluggish economy crimped capital spending, particularly in the information technology and industrials sectors. Tensions with Iraq and a nationwide strike in Venezuela led to rising oil prices, and homeland security concerns took center stage as terrorists made headlines in one country after another. Low interest rates kept the housing market active and widespread mortgage refinancing helped sustain consumer spending through much of the year. By year-end, however, consumer confidence had dropped and spending declined, reducing sales and profits for retailers during the important holiday season.

Although 2002 was generally a positive year for income investors, most of the advances were in the high-grade sectors. As the stock market declined from mid-March to mid-October, many investors joined in a flight to quality, which resulted in strong returns for U.S. Treasuries and investment-grade bonds, but left high-yield bonds with more modest returns and convertible securities in negative territory for the year.

High-yield bonds rallied early in the year, but reacted negatively to fallout from the Enron, WorldCom, and Adelphia scandals. In November, the Federal Reserve lowered the targeted federal funds rate by 50 basis points to 1.25%. The stock market responded favorably, and high-yield securities also rallied in the fourth quarter of 2002.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Strategic Value Fund returned -14.98% for Class A shares and -15.58% for Class B and Class C shares, exclud-ing all sales charges. All share classes underperformed the -11.74% return of the average Lipper(1) flexible portfolio fund over the same period. All share classes outperformed the -22.10% return of the S&P 500(R) Index(2) and underper-formed the -10.39% return of the Fund's Strategic Value Composite Index(3) for the year ended December 31, 2002.

EQUITIES

One of the stocks that added the most value to the equity portion of the Fund's portfolio in 2002 was defense and automobile parts manufacturer TRW. Having

6
-------
4 Unless otherwise indicated, returns are for the one-year period ended December
  31, 2002.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[LINE GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/97                                                                             4.11
12/98                                                                             0.52
12/99                                                                            13.59
12/00                                                                             5.78
12/01                                                                             0.81
12/02                                                                           -14.98

CLASS B AND CLASS C SHARES
[LINE GRAPH]

                                                                            CLASS B SHARES
                                                                            --------------
12/97                                                                             4.04
12/98                                                                            -0.27
12/99                                                                            12.64
12/00                                                                             5.07
12/01                                                                            -0.07
12/02                                                                           -15.58

agreed to be purchased by defense company Northrop Grumman, TRW shares rose 57% before they were sold in the beginning of September.(4) Fortune Brands, a consumer products company, showed stable earnings improvement as its major asset-restructuring plan and cost-cutting initiatives helped the stock rise 18% for the year. Battery manufacturer Energizer Holdings saw its shares rise 46% after the company posted better-than-expected results. The Fund reduced its positions in Fortune Brands and Energizer Holdings in August as the shares approached our price targets.

In 2002, Gateway was one of the largest detractors from performance in the equity portion of the Fund's portfolio. The PC manufacturer dropped 61% after disappointing results throughout the year, but the Fund continues to hold the shares, since we see potential in management's restructuring plans and believe that $1 billion in cash on the balance sheet may help performance when the

                                                                               7
                                                                               -

economy recovers. With the unraveling of the merchant energy industry, El Paso shares dropped 70% from the beginning of the year until we sold the Fund's El Paso position in mid-July. Our sale was prudent, since the shares declined another 48% between the sale and year-end. Cigna dropped 60% from the beginning of 2002 until we sold the HMO's shares in late October. Numerous cost, risk, and other problems took a toll on the stock. We sold the shares after we began to question management's ability to effectively run the company

Citigroup is a diversified financial services firm that detracted from the Fund's results. Despite strong operating results, the company was associated with just about every scandal that hit Wall Street in 2002. As a result, the stock price suffered. However, the company has taken corrective action, and we believe that Citigroup is capitalized well enough to handle any settlements. In the meantime, the business should do well, and the stock continues to trade at a low valuation.

At year-end 2002, the equity portion of the Fund's portfolio was overweighted in the information technology, health care, and materials sectors and in the capital goods industry group. At year-end, the equity portion of the Fund's portfolio was underweighted in the financials and energy sectors.

CONVERTIBLE BONDS

The Fund's bottom-up security selection process led to an eclectic array of strong performers in the convertible portion of the Fund's portfolio in 2002. Anthem, a health benefits company, performed well due to its ability to profit regardless of the state of the economy. Better pricing helped improve profits for HMOs and the health care providers & services industry as a whole. Teva Pharmaceuticals, a generic drug maker, also benefited the Fund, as it enjoyed strong earnings and strong stock performance throughout most of 2002.

Although consumer spending was generally weak in the fourth quarter, The Gap overcame this challenge and showed strong results for the year. The company's "back to basics" strategy has strengthened The Gap and helped its convertible bonds provide a positive contribution to the Fund's performance. International Paper performed well in a weak economy by adjusting supply to meet demand.

Unfortunately, not all of the Fund's convertible holdings had such positive results. A small position in Adelphia bonds declined when the company faced a major scandal, but we continued to hold the securities based on our assessment of their trading potential. One of the portfolio's biggest detractors in 2002 was Calpine, an independent power producer that was actively filling the energy void by building power plants. Unfortunately, other companies pursued this same strategy and supply exceeded demand sooner than expected. We sold a portion of the Fund's position at a loss.

8

While the convertible bond portion of the Fund's portfolio utilizes a bottom-up security-selection process, there has been some commonality in the positions we have recently sold, particularly among hospital and health care convertibles. These securities have performed well over the past few years, but we sold them when deficit spending raised questions about the dependability of Medicare, Medicaid, and other government payments to the health care sector.

HIGH-YIELD BONDS

Over the course of 2002, the Fund's strongest-performing high-yield holdings included Nextel International, Medaphis, Crown Cork & Seal, Alaris Medical, and Sovereign Real Estate Investment. Each of these companies benefited from strong operations, positive cash flow, and an improving outlook.

Not all of the Fund's high-yield holdings had such positive results. Among the weakest holdings in this portion of the Fund's portfolio were Adelphia Communications, Charter Communications, and PG&E National Energy Group. Adelphia Communications bonds suffered from a liquidity crisis when accounting fraud and other forms of misconduct were discovered. Charter Communications was caught in the downdraft that followed. PG&E National Energy bonds traded down when the collapse of the merchant energy business led to a downgrade of the company's debt.

Airlines were relatively strong early in the year, but the Fund's holdings in Delta Air Lines and Northwest came under pressure in August when US Airways filed for bankruptcy and financial problems at UAL came to light. We believe that Delta can still benefit from its low cost structure relative to other major carriers and that Northwest has strength in both its young fleet and its attractive routes.

The hotels restaurants & leisure industry provided solid returns throughout most of 2002, with strong performance from Hilton Hotels, Venetian Casino, Pinnacle Entertainment, and Vail Resorts, among others. Health Care holdings performed well in the first half of the year, with strong performances from Manor Care and Team Health. By year end, two health care holdings were among the top performers in the high-yield portion of the Fund's portfolio, and several had contributed positively to the Fund's performance for 2002.

Utilities suffered through much of 2002, and the high-yield portion of the Fund's portfolio was overweighted in the sector, which detracted from performance. Among the Fund's high-yield utility holdings were AES, Mirant, Calpine, and Western Resources. We believe that lower valuations may create new opportunities.

The Fund's high-yield energy holdings saw values fluctuate over the course of the year as geopolitical tensions and other factors shaped energy prices and demand. Among the Fund's high-yield energy positions were Comstock

                                                                               9
                                                                               -

Resources, El Paso, Parker Drilling, Plains Exploration & Production, and Vintage Petroleum. Petroleum Geo Services, an oil services company, suffered from weak prices and high leverage and may be forced to sell assets or restructure to improve its debt coverage.

Telecommunication services holdings in the high-yield portion of the Fund's portfolio were generally weak through most of the year. Although the Fund did not own WorldCom bonds, it held high-yield securities of Qwest, Sprint, AT&T Wireless, Millicom International, and US Unwired, all of which suffered during the first half of the year. The Fund's high-yield telecommunications holdings revived in the second half of 2002, and were among the Fund's strongest holdings in the fourth quarter when the market became more accepting of risk. Qwest Communications, which was the largest holding in the high-yield portion of the Fund's portfolio as of December 31, 2002, made a positive contribution to performance as efforts to repair the company's balance sheet and build asset coverage for bondholders were recognized by the market.

In the fourth quarter, information technology stocks showed a substantial turnaround, but the Fund's high-yield information technology holdings continued to lag, since cash flows tend to revive more slowly. Several investment-grade information technology companies traded at high-yield valuations well in advance of downgrades to high-yield status. The Fund's investments in Avaya, Nortel, and Lucent were penalized along with the industry, but we believe these issuers are managing their cash flows better and are positioned to benefit when the economy begins to recover in earnest.

The Fund's high-yield broadcasting & cable TV holdings had mixed performance over the course of the year. Comcast UK Cable was strong in the first quarter, while other cable companies, were weak. Cablevision SA was negatively impacted by Argentina's default. Despite strong returns in the fourth quarter, cable companies generally underperformed the market for the year.

Significant high-yield purchases for the year included: Qwest, Owens-Brockway Glass, Pacific Gas & Electric, and Vintage Petroleum. Significant sales included Paxson, Great Central Mines, PSEG Energy Holdings, and Crown Cork & Seal. Each of these holdings benefited the Fund's performance for the period the securities were held in the portfolio. In 2002, the Fund also purchased FrontierVision bonds, which were in default at year-end. We believe the Fund may recover some of the value of these securities.

LOOKING AHEAD

In light of improved efficiency among companies in the materials and industrials sectors, we remain optimistic but cautious. When the economy begins to recover, we believe the companies that have taken advantage of the lull may be in a strong position to do well. Consumer debt levels remain high, which is not

10
-

a positive economic indicator. Geopolitical concerns may also weigh heavily on the market, especially if military action in Iraq leads to substantially higher deficit spending. Stock market performance will continue to impact results in both the convertible and high-yield markets, and we remain convinced that the Fund is well positioned for whatever may lie ahead.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of common stocks, high-yield, and convertible securities.

Donald E. Morgan
Mark T. Spellman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

                                                                              11
                                                                               -

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                             SINCE INCEPTION
                         1 YEAR    5 YEARS   THROUGH 12/31/02
Class A                  -14.98%     0.69%        1.45%
Class B                  -15.58%    -0.08%        0.68%
Class C                  -15.58%    -0.08%        0.68%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                             SINCE INCEPTION
                         1 YEAR    5 YEARS   THROUGH 12/31/02
Class A                  -19.66%    -0.44%        0.35%
Class B                  -19.71%    -0.41%        0.53%
Class C                  -16.41%    -0.08%        0.68%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                   SINCE INCEPTION
                           1 YEAR      5 YEARS     THROUGH 12/31/02
Class A                  186 out of    76 out of        59 out of
                         290 funds    155 funds        144 funds
Class B                  198 out of    93 out of        73 out of
                         290 funds    155 funds        144 funds
Class C                  198 out of   n/a               47 out of
                         290 funds                     169 funds
Average Lipper
flexible portfolio fund  -11.74%      0.80%            0.98%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A     $8.36       $0.2543      $0.0000
    Class B     $8.35       $0.1838      $0.0000
    Class C     $8.35       $0.1838      $0.0000

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR FUND-SHARE REDEMPTIONS. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 10/22/97 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A and Class B shares were first offered to the public on 10/22/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/22/97 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Strategic Value Fund

12
-

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
ASSET-BACKED SECURITIES (0.6%)+

AIRPLANE LEASES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1 Class C
 8.97%, due 1/2/15..............  $ 37,469       $    18,901
                                                 -----------

ELECTRIC UTILITIES (0.4%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17..............   128,000           117,874
                                                 -----------

MEDIA (0.0%) (B)
United Artists Theatre Circuit,
 Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d)..........    15,473            14,545
                                                 -----------
MULTILINE RETAIL (0.0%) (B)
Kmart Corp.
 Pass-Through Certificates
 Series 1995
 8.54%, due 1/2/15 (e)(f).......    39,542            15,026
                                                 -----------

MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 Series 1995
 9.00%, due 7/15/18 (c).........    63,000            33,390
                                                 -----------
Total Asset-Backed Securities
 (Cost $248,708)................                     199,736
                                                 -----------
CONVERTIBLE SECURITIES (14.3%)
CONVERTIBLE BONDS (9.9%)
BIOTECHNOLOGY (0.3%)
Affymetrix, Inc.
 5.00%, due 10/1/06.............    64,000            59,920
CuraGen Corp.
 6.00%, due 2/2/07..............    22,000            14,107
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07.............    45,000            33,919
                                                 -----------
                                                     107,946
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Cendant Corp.
 (zero coupon), due 2/13/21.....    67,000            42,629

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Quebecor World, Inc.
 6.00%, due 10/1/07.............  $ 56,000       $    58,030
                                                 -----------
                                                     100,659
                                                 -----------
COMMUNICATIONS EQUIPMENT (0.6%)
Brocade Communications Systems,
 Inc.
 2.00%, due 1/1/07..............    20,000            14,125
CIENA Corp.
 3.75%, due 2/1/08..............    67,000            46,900
Comverse Technology, Inc.
 1.50%, due 12/1/05.............    24,000            20,310
Juniper Networks, Inc.
 4.75%, due 3/15/07.............    80,000            62,400
Nortel Networks Corp.
 4.25%, due 9/1/08..............    45,000            23,738
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c).........    30,000            20,363
                                                 -----------
                                                     187,836
                                                 -----------
COMPUTERS & PERIPHERALS (0.1%)
Quantum Corp.
 7.00%, due 8/1/04..............    35,000            31,150
                                                 -----------

CONSTRUCTION & ENGINEERING (0.1%)
Shaw Group, Inc. (The)
 (zero coupon), due 5/1/21......    35,000            20,212
                                                 -----------

DIVERSIFIED FINANCIALS (0.1%)
Providian Financial Corp.
 3.25%, due 8/15/05.............    45,000            33,694
                                                 -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
 4.75%, due 12/15/06 (e)(f).....   177,810            24,893
KPNQwest N.V.
 10.00%, due 3/15/12 (e)........  E  8,000                21
PTEK Holdings, Inc.
 5.75%, due 7/1/04..............  $ 30,000            26,100
                                                 -----------
                                                      51,014
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (0.6%)
Laboratory Corp. of America
 Holdings
 (zero coupon), due 9/11/21
 (h)............................   150,000           100,687
Quest Diagnostics, Inc.
 1.75%, due 11/30/21............    75,000            78,750
                                                 -----------
                                                     179,437
                                                 -----------
INSURANCE (1.6%)
American International Group,
 Inc.
 0.50%, due 5/15/07.............   250,000           234,375
XL Capital Ltd.
 (zero coupon), due 5/23/21.....   450,000           286,875
                                                 -----------
                                                     521,250
                                                 -----------

-------
+ Percentage indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                                                              13
                                                                               -

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)
INTERNET SOFTWARE & SERVICES (0.1%)
CNET Networks, Inc.
 5.00%, due 3/1/06..............  $ 70,000       $    47,162
                                                 -----------
MEDIA (2.9%)
Adelphia Communications Corp.
 3.25%, due 5/1/21 (e)..........    70,000             6,125
 6.00%, due 2/15/06 (e).........   160,000            14,000
Clear Channel Communications,
 Inc.
 2.625%, due 4/1/03.............   149,000           148,628
Cox Communications, Inc.
 0.426%, due 4/19/20............   105,000            47,775
Getty Images, Inc.
 5.00%, due 3/15/07.............   186,000           172,748
Jacor Communications, Inc.
 (zero coupon), due 2/9/18
 (h)............................   373,000           186,500
Mediacom Communications Corp.
 5.25%, due 7/1/06..............   168,000           140,700
News America, Inc.
 (zero coupon), due 2/28/21
 (h)............................   373,000           194,426
                                                 -----------
                                                     910,902
                                                 -----------
PAPER & FOREST PRODUCTS (0.8%)
International Paper Co.
 (zero coupon), due 6/20/21.....   500,000           265,625
                                                 -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.5%)
LSI Logic Corp.
 4.00%, due 2/15/05.............   130,000           116,350
PMC-Sierra, Inc.
 3.75%, due 8/15/06.............    30,000            22,650
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05.............    30,000            25,200
                                                 -----------
                                                     164,200
                                                 -----------
SOFTWARE (1.1%)
Manugistics Group, Inc.
 5.00%, due 11/1/07.............   186,000            92,768
QuadraMed Corp.
 5.25%, due 5/1/05..............    40,000            24,450
Rational Software Corp.
 5.00%, due 2/1/07..............   149,000           152,166
Veritas Software Corp.
 1.856%, due 8/13/06............    95,000            80,988
                                                 -----------
                                                     350,372
                                                 -----------
SPECIALTY RETAIL (0.1%)
Gap, Inc. (The)
 5.75%, due 3/15/09.............    25,000            31,312
                                                 -----------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
COLT Telecom Group PLC
 2.00%, due 12/16/06 (c)........  E 40,000       $    18,364
 2.00%, due 4/3/07 (c)..........    78,000            34,788
Fairchild Semiconductor
 International, Inc.
 5.00%, due 11/1/08.............  $ 90,000            81,000
                                                 -----------
                                                     134,152
                                                 -----------
Total Convertible Bonds
 (Cost $3,653,972)..............                   3,136,923
                                                 -----------
                                   SHARES
                                  ---------
CONVERTIBLE PREFERRED STOCKS (4.4%)

AEROSPACE & DEFENSE (0.8%)
Northrop Grumman Corp.
 7.25% (i)......................       800            86,192
Titan Capital Trust
 5.75%..........................     3,620           159,280
                                                 -----------
                                                     245,472
                                                 -----------
BANKS (0.3%)
Washington Mutual, Inc.
 5.375% (j).....................     1,900            97,613
                                                 -----------

DIVERSIFIED FINANCIALS (0.9%)
Pacific & Atlantic (Holdings),
 Inc.
 7.50%, Class A (d)(g)(k).......     4,037             8,074
Suiza Capital Trust II
 5.50%..........................     5,200           274,950
                                                 -----------
                                                     283,024
                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
 12.00% (d)(g)(k)(l)............       438             4,928
                                                 -----------

ELECTRIC UTILITIES (0.4%)
NRG Energy, Inc.
 6.50% (m)......................     9,000            49,590
PPL Capital Funding Trust I
 7.75% (n)......................     4,500            81,675
                                                 -----------
                                                     131,265
                                                 -----------
ENERGY EQUIPMENT & SERVICES (0.1%)
El Paso Energy Capital Trust I
 4.75%..........................     1,465            26,663
                                                 -----------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Anthem, Inc.
 6.00%..........................     1,000            77,680

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

14
-

                                   SHARES           VALUE
                                  --------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Genesis Health Ventures, Inc.
 6.00% (d)(g)(k)(l).............         5       $       477
                                                 -----------
                                                      78,157
                                                 -----------
INSURANCE (0.4%)
MetLife, Inc.
 8.00%..........................     1,500           123,345
                                                 -----------

MACHINERY (0.3%)
Cummins Capital Trust I
 7.00%..........................     1,900            85,262
                                                 -----------

MEDIA (0.4%)
Comcast Corp.
 2.00% (o)......................     2,700            52,758
Tribune Co.
 2.00% (p)......................     1,100            81,400
                                                 -----------
                                                     134,158
                                                 -----------
PAPER & FOREST PRODUCTS (0.6%)
International Paper Capital
 Trust
 5.25%..........................     3,800           177,175
                                                 -----------
Total Convertible Preferred
 Stocks
 (Cost $1,548,723)..............                   1,387,062
                                                 -----------
Total Convertible Securities
 (Cost $5,202,695)..............                   4,523,985
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT
                                  ---------
CORPORATE BONDS (17.8%)

AEROSPACE & DEFENSE (0.3%)
K & F Industries, Inc.
 9.625%, due 12/15/10 (c).......  $ 45,000            45,787
Sequa Corp.
 Series B
 8.875%, due 4/1/08.............    40,000            38,200
                                                 -----------
                                                      83,987
                                                 -----------
AIRLINES (0.5%)
American Airlines, Inc.
 Series 2001-2 Class B
 8.608%, due 4/1/11.............    45,000            36,349
Delta Air Lines, Inc.
 8.30%, due 12/15/29............   134,000            79,060
 10.375%, due 12/15/22..........    20,000            13,000

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  -----------------------
AIRLINES (CONTINUED)
Northwest Airlines, Inc.
 8.52%, due 4/7/04..............  $ 10,000       $     8,450
 8.375%, due 3/15/04............    10,000             8,400
 9.875%, due 3/15/07............    40,000            25,600
                                                 -----------
                                                     170,859
                                                 -----------
AUTO COMPONENTS (0.2%)
Hayes Lemmerz International,
 Inc.
 Series B
 8.25%, due 12/15/08 (e)(f).....   105,000             2,363
Mark IV Industries, Inc.
 7.50%, due 9/1/07..............    71,000            56,800
                                                 -----------
                                                      59,163
                                                 -----------
BANKS (0.1%)
B.F. Saul Real Estate Investment
 Trust
 Series B
 9.75%, due 4/1/08..............    35,000            34,737
                                                 -----------

CHEMICALS (0.6%)
FMC Corp.
 10.25%, due 11/1/09 (c)........    45,000            48,600
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09............    26,000            16,380
Millennium America, Inc.
 7.625%, due 11/15/26...........    34,000            28,262
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10...........    47,000            42,300
Terra Capital, Inc.
 12.875%, due 10/15/08..........    58,000            62,350
                                                 -----------
                                                     197,892
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07.............    40,000            40,000
American Color Graphics, Inc.
 12.75%, due 8/1/05.............    62,000            61,070
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05............    50,000            41,000
                                                 -----------
                                                     142,070
                                                 -----------
COMMUNICATIONS EQUIPMENT (0.4%)
Avaya, Inc.
 11.125%, due 4/1/09............    45,000            40,725
Lucent Technologies, Inc.
 6.45%, due 3/15/29.............    29,000            16,385
 7.25%, due 7/15/06.............   124,000            54,560
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08 (e)........    75,000             5,250
                                                 -----------
                                                     116,920
                                                 -----------
CONSTRUCTION & ENGINEERING (0.1%)
URS Corp.
 11.50%, due 9/15/09 (c)........    40,000            35,600
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CORPORATE BONDS (CONTINUED)
CONTAINERS & PACKAGING (0.3%)
Owens-Brockway Glass Container,
 Inc.
 8.875%, due 2/15/09............  $ 50,000       $    51,500
Owens-Illinois, Inc.
 7.15%, due 5/15/05.............     1,000               961
 7.80%, due 5/15/18.............    63,000            53,550
                                                 -----------
                                                     106,011
                                                 -----------
DIVERSIFIED FINANCIALS (0.7%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11.............    31,000             9,300
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09............    51,976            50,937
Cedar Brakes II LLC
 9.875%, due 9/1/13.............   128,245            94,901
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09............    83,000            28,635
IPC Acquisition Corp.
 11.50%, due 12/15/09...........    45,000            38,700
                                                 -----------
                                                     222,473
                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
Nextel International, Inc.
 13.00%, due 11/15/09 (d)(g)....    46,290            34,255
NTL Communications Corp.
 Series B
 11.50%, due 10/1/08 (e)........    37,000             3,515
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04.............    45,000            37,800
 7.625%, due 6/9/03.............    30,000            29,400
 8.875%, due 3/15/12 (c)........   105,000           101,850
Qwest Services Corp.
 13.00%, due 12/15/07 (c).......    30,000            30,900
 13.50%, due 12/15/10 (c).......    28,000            29,120
 14.00%, due 12/15/14 (c).......    15,000            16,050
Sprint Capital Corp.
 8.75%, due 3/15/32.............    50,000            47,500
U.S. West Communications, Inc.
 7.20%, due 11/1/04.............    30,000            27,000
 8.875%, due 6/1/31.............    15,000            14,250
                                                 -----------
                                                     371,640
                                                 -----------
ELECTRICAL EQUIPMENT (0.2%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09..........    55,000            31,900
Mirant Americas Generation LLC
 8.50%, due 10/1/21.............    35,000            15,575
 9.125%, due 5/1/31.............    60,000            26,700
                                                 -----------
                                                      74,175
                                                 -----------
ELECTRONIC COMPONENTS, INSTRUMENTS (0.1%)
UCAR Finance, Inc.
 10.25%, due 2/15/12............    55,000            43,725
                                                 -----------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------

ENERGY EQUIPMENT & SERVICES (0.4%)
Halliburton Co.
 6.00%, due 8/1/06..............  $ 10,000       $    10,000
 8.75%, due 2/15/21.............    90,000            91,800
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06............    40,000            40,600
                                                 -----------
                                                     142,400
                                                 -----------
FOOD PRODUCTS (0.3%)
Chiquita Brands International,
 Inc.
 10.56%, due 3/15/09............    35,000            35,831
Dole Food Co., Inc.
 7.875%, due 7/15/13............     5,000             4,825
Swift & Co.
 10.125%, due 10/1/09 (c).......    45,000            42,525
                                                 -----------
                                                      83,181
                                                 -----------
GAS UTILITIES (0.1%)
El Paso Energy Partners
 Series B
 8.50%, due 6/1/11..............    25,000            23,187
                                                 -----------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
ALARIS Medical, Inc.
 9.75%, due 12/1/06.............    45,000            45,000
dj Orthopedics LLC
 12.625%, due 6/15/09...........    26,000            25,740
                                                 -----------
                                                      70,740
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95............   104,000            97,004
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (e)........    56,000            33,600
Genesis Health Ventures, Inc.
 6.81%, due 4/2/07 (q)..........     3,564             3,315
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (d)(k).........................    66,000            34,650
Manor Care, Inc.
 8.00%, due 3/1/08..............    37,000            39,035
Medaphis Corp.
 Series B
 9.50%, due 2/15/05.............    93,000            89,745
Team Health, Inc.
 Series B
 12.00%, due 3/15/09............    46,000            47,610
Unilab Finance Corp.
 12.75%, due 10/1/09............   101,000           117,665
                                                 -----------
                                                     462,624
                                                 -----------
HOTELS, RESTAURANTS & LEISURE (1.5%)
FRI-MRD Corp.
 12.00%, due 1/31/05
 (d)(g)(k)(l)...................   144,497            80,918

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

16
-

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CORPORATE BONDS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15 (r).......  $151,000       $   138,920
Trump Atlantic City Funding,
 Inc.
 11.25%, due 5/1/06.............    55,000            42,900
Vail Resorts, Inc.
 8.75%, due 5/15/09.............    47,000            48,175
Venetian Casino Resort LLC
 11.00%, due 6/15/10............    80,000            83,600
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09..........    70,000            72,100
                                                 -----------
                                                     466,613
                                                 -----------
HOUSEHOLD DURABLES (0.1%)
Foamex L.P.
 10.75%, due 4/1/09 (c).........    50,000            35,000
                                                 -----------

INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
 11.00%, due 5/1/08 (c)(d)(s)...    21,246            15,297
PSINet, Inc.
 11.00%, due 8/1/09 (e).........    89,000             2,670
 11.50%, due 11/1/08 (e)........    26,000               780
                                                 -----------
                                                      18,747
                                                 -----------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Phoenix Color Corp.
 10.375%, due 2/1/09............    65,000            55,250
                                                 -----------

MEDIA (2.8%)
Adelphia Communications Corp.
 10.25%, due 11/1/06 (e)........    40,000            15,000
 10.25%, due 6/15/11 (e)........    45,000            17,325
Belo (A.H.) Corp.
 7.25%, due 9/15/27.............    90,000            90,606
Charter Communications Holdings
 LLC
 8.25%, due 4/1/07..............     7,000             3,115
 8.625%, due 4/1/09.............    19,000             8,455
 10.00%, due 4/1/09.............    21,000             9,345
 10.00%, due 5/15/11............     5,000             2,225
 10.25%, due 1/15/10............    22,000             9,790
Comcast Cable Communications,
 Inc.
 6.20%, due 11/15/08............    25,000            25,885
 8.125%, due 5/1/04.............     5,000             5,266
Continental Cablevision, Inc.
 8.875%, due 9/15/05............    25,000            27,211
 9.00%, due 9/1/08..............    20,000            22,803
 9.50%, due 8/1/13..............    20,000            23,159
Dex Media East LLC
 9.875%, due 11/15/09 (c).......    20,000            21,400
 12.125%, due 11/15/12 (c)......    25,000            27,687

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------

MEDIA (CONTINUED)
FrontierVision Operating
 Partners, L.P.
 11.00%, due 10/15/06 (e).......  $120,000       $    94,200
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09.............    56,000            56,840
General Media, Inc.
 15.00%, due 3/29/04
 (d)(e)(t1).....................        19            12,374
Houghton Mifflin Co.
 7.20%, due 3/15/11.............    30,000            29,700
Jacobs Entertainment Co.
 11.875%, due 2/1/09............    25,000            25,875
Jones Intercable, Inc.
 8.875%, due 4/1/07.............    45,000            48,066
Key3Media Group, Inc.
 11.25%, due 6/15/11 (e)........    31,000             1,860
Paxson Communications Corp.
 (zero coupon), due 1/15/09.....   160,000           101,600
Radio Unica Corp.
 11.75%, due 8/1/06.............    76,000            39,235
Time Warner Entertainment Co.
 6.625%, due 5/15/29............    30,000            27,583
 8.375%, due 3/15/23............    75,000            84,396
 8.375%, due 7/15/33............    25,000            28,309
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (e)........   119,000             5,950
Ziff Davis Media, Inc.
 Series B
 12.00%, due 8/12/09............    33,820            12,218
                                                 -----------
                                                     877,478
                                                 -----------
METALS & MINING (0.3%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06............    34,000            34,042
Neenah Foundry Co.
 Series D
 11.125%, due 5/1/07............    55,000            17,325
 Series F
 11.125%, due 5/1/07............    25,000             7,875
Ormet Corp.
 11.00%, due 8/15/08 (c)(e).....    45,000            23,400
                                                 -----------
                                                      82,642
                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
AES Corp. (The)
 9.50%, due 6/1/09..............    75,000            45,937
PG&E National Energy Group, Inc.
 10.375%, due 5/16/11 (e).......   193,000            73,340
Salton Sea Funding Corp.
 Series E
 8.30%, due 5/30/11.............    37,770            37,869
Western Resources, Inc.
 6.25%, due 8/15/18.............    41,000            39,360
 6.875%, due 8/1/04.............    34,000            30,940
 7.875%, due 5/1/07.............    20,000            20,250

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CORPORATE BONDS (CONTINUED)
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Xcel Energy, Inc.
 7.00%, due 12/1/10.............  $ 20,000       $    17,200
                                                 -----------
                                                     264,896
                                                 -----------
OFFICE ELECTRONICS (0.2%)
Xerox Corp.
 5.25%, due 12/15/03............    20,000            19,350
 5.50%, due 11/15/03............    35,000            34,125
 9.75%, due 1/15/09 (c).........    25,000            24,000
                                                 -----------
                                                      77,475
                                                 -----------
OIL & GAS (1.0%)
Comstock Resources, Inc.
 11.25%, due 5/1/07.............    60,000            63,600
Continental Resources, Inc.
 10.25%, due 8/1/08.............    30,000            26,700
Energy Corporation of America
 Series A
 9.50%, due 5/15/07.............    82,000            50,840
Petro Stopping Centers Holdings,
 L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.......    21,000             9,056
Plains Exploration & Production
 Co.
 8.75%, due 7/1/12 (c)..........    25,000            26,000
Texas Gas Transmission Corp.
 8.625%, due 4/1/04.............    10,000             9,950
Transcontinental Gas Pipeline
 Corp.
 Series B
 7.00%, due 8/15/11.............    30,000            27,300
Vintage Petroleum, Inc.
 7.875%, due 5/15/11............    35,000            34,125
 8.25%, due 5/1/12..............    60,000            62,400
                                                 -----------
                                                     309,971
                                                 -----------
PAPER & FOREST PRODUCTS (0.6%)
Fort James Corp.
 6.625%, due 9/15/04............    35,000            33,950
Georgia-Pacific Corp.
 9.50%, due 5/15/22.............    60,000            53,100
 9.625%, due 3/15/22............    50,000            44,750
Pope & Talbot, Inc.
 8.375%, due 6/1/13.............    60,000            52,050
                                                 -----------
                                                     183,850
                                                 -----------
PERSONAL PRODUCTS (0.4%)
Herbalife International, Inc.
 11.75%, due 7/15/10 (c)........    35,000            34,956
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08.............    75,000            77,625
                                                 -----------
                                                     112,581
                                                 -----------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
PHARMACEUTICALS (0.1%)
MedPartners, Inc.
 7.375%, due 10/1/06............  $ 34,000       $    34,680
                                                 -----------

REAL ESTATE (0.9%)
CB Richard Ellis Services, Inc.
 11.25%, due 6/15/11............    66,000            60,720
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07.............    68,000            65,960
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11.............    17,000            18,307
MeriStar Hospitality Finance
 Corp.
 9.00%, due 1/15/08.............    67,000            58,960
Omega Healthcare Investors, Inc.
 6.95%, due 8/1/07..............    35,000            29,816
Senior Housing Properties Trust
 8.625%, due 1/15/12............    45,000            44,325
                                                 -----------
                                                     278,088
                                                 -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
ON Semiconductor Corp.
 12.00%, due 5/15/08 (c)........    30,000            22,050
                                                 -----------

SOFTWARE (0.2%)
Computer Associates
 International, Inc.
 Series B
 6.25%, due 4/15/03.............    60,000            59,850
                                                 -----------

SPECIALTY RETAIL (0.3%)
Gap, Inc. (The)
 5.625%, due 5/1/03.............    90,000            90,225
 6.90%, due 9/15/07.............    20,000            19,500
                                                 -----------
                                                     109,725
                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
AirGate PCS, Inc.
 (zero coupon), due 10/1/09
 13.50%, beginning 10/1/04......    40,000             4,400
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05.....    74,000            13,320
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31..............    45,000            44,100
COLO.COM
 13.875%, due 3/15/10
 (c)(e)(f)(l)(t2)...............        82             3,280
Dobson Communications Corp.
 10.875%, due 7/1/10............    45,000            38,025
Loral CyberStar, Inc.
 10.00%, due 7/15/06............    53,000            19,610
PageMart Nationwide, Inc.
 15.00%, due 2/1/05
 (d)(e)(f)(l)...................    26,000                 3
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (d)(e)(f)(l)...................    75,000                 8

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

18
-

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
CORPORATE BONDS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
TSI Telecommunication Services,
 Inc.
 Series B
 12.75%, due 2/1/09.............  $ 70,000       $    62,300
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04.....    62,000             3,720
                                                 -----------
                                                     188,766
                                                 -----------
Total Corporate Bonds
 (Cost $6,388,461)..............                   5,619,046
                                                 -----------
FOREIGN BONDS (1.6%)
CHEMICALS (0.2%)
Acetex Corp.
 10.875%, due 8/1/09............    55,000            58,300
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Quebecor Media, Inc.
 (zero coupon), due 7/15/11.....   107,000            60,589
 11.125%, due 7/15/11...........    19,000            17,504
Xerox Capital (Europe) PLC
 5.875%, due 5/15/04............    30,000            28,650
                                                 -----------
                                                     106,743
                                                 -----------
COMMUNICATIONS EQUIPMENT (0.2%)
Marconi Corp. PLC
 7.75%, due 9/15/10 (e).........    22,000             3,410
 8.375%, due 9/15/30 (e)........    78,000            12,090
Nortel Networks Ltd.
 6.125%, due 2/15/06............    65,000            43,550
                                                 -----------
                                                      59,050
                                                 -----------
DIVERSIFIED FINANCIALS (0.1%)
Pacific & Atlantic (Holdings),
 Inc.
 10.50%, due 12/31/07
 (c)(d)(e)(g)...................    70,575            28,318
                                                 -----------
ELECTRIC UTILITIES (0.1%)
AES Drax Holdings, Ltd.
 Series B
 10.41%, due 12/31/20 (e)(r)....    45,000            24,300
                                                 -----------

HOUSEHOLD DURABLES (0.1%)
Amatek Industries Property Ltd.
 14.50%, due 2/15/09
 (c)(d)(s)......................       258               284
 14.50%, due 2/15/09
   (d)(g)(s)....................    42,529            46,782
                                                 -----------
                                                      47,066
                                                 -----------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
MARINE (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
 (c)(d)(e)......................  $ 89,000       $    26,922
                                                 -----------

MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08..............   100,000            43,500
                                                 -----------

OIL & GAS (0.1%)
Baytex Energy Ltd.
 10.50%, due 2/15/11............    35,000            36,750
                                                 -----------

ROAD & RAIL (0.2%)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12 (c)........    50,000            50,500
                                                 -----------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rogers Wireless Communications,
 Inc.
 9.625%, due 5/1/11.............    20,000            18,900
                                                 -----------
Total Foreign Bonds
 (Cost $664,736)................                     500,349
                                                 -----------
LOAN ASSIGNMENTS (0.1%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
GT Group Telecom Services Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08
 (d)(e)(k)(q)...................    34,993             2,450
 Bank debt, Term Loan B
 6.625%, due 6/30/08
 (d)(e)(k)(q)...................    25,007             1,751
                                                 -----------
                                                       4,201
                                                 -----------
MACHINERY (0.1%)
Thermadyne Holdings Corp.
 Bank debt, Term Loan B
 4.42%, due 5/22/05 (d)(k)(q)...    25,000            20,750
 Bank debt, Term Loan C
 4.67%, due 5/22/06 (d)(k)(q)...    25,000            20,750
                                                 -----------
                                                      41,500
                                                 -----------
Total Loan Assignments
 (Cost $75,052).................                      45,701
                                                 -----------
MORTGAGE-BACKED SECURITIES (0.1%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
Debit Securitized Lease Trust
 Series 1994-K1 Class A2
 8.38%, due 8/15/15.............    50,000            24,500

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Debit Securitized Lease Trust
 (Continued)
 Series 1994-K1 Class A3
   8.55%, due 8/15/19...........  $ 10,000       $     4,900
                                                 -----------
                                                      29,400
                                                 -----------
Total Mortgage-Backed Securities
 (Cost $32,393).................                      29,400
                                                 -----------
YANKEE BONDS (2.0%)

DISTRIBUTORS (0.0%) (B)
Semi-Tech Corp.
 11.50%, due 8/15/03 (l)........   150,000                15
                                                 -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08..........    31,978            17,268
                                                 -----------

ENERGY EQUIPMENT & SERVICES (0.1%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03............    35,000            12,950
 7.13%, due 3/30/28.............    60,000            15,600
 7.50%, due 3/31/07.............     5,000             1,500
 8.15%, due 7/15/29.............     5,000             1,350
                                                 -----------
                                                      31,400
                                                 -----------
MARINE (0.1%)
Sea Containers Ltd.
 7.875%, due 2/15/08............    38,000            24,700
 10.75%, due 10/15/06...........    26,000            20,800
                                                 -----------
                                                      45,500
                                                 -----------
MEDIA (0.8%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09............    37,000            37,832
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (e)........    89,000            21,360
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07...........   149,000           105,045
Rogers Cablesystem, Ltd.
 11.00%, due 12/1/15............    50,000            51,750
Rogers Communications Ltd.
 8.875%, due 7/15/07............    22,000            21,010
TV Azteca S.A. de C.V.
 Series B
 10.50%, due 2/15/07............    15,000            13,556

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                  --------------------------
MEDIA (CONTINUED)
United Pan-Europe Communications
 N.V., Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04 (e)...  $ 79,000       $     4,740
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04
 (e)............................   175,000            10,500
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05 (e)...    80,000             4,800
 10.875%, due 8/1/09 (e)........   145,000            10,875
                                                 -----------
                                                     281,468
                                                 -----------
METALS & MINING (0.1%)
Algoma Steel, Inc.
 11.00%, due 12/31/09 (e).......    55,000            41,319
                                                 -----------

PAPER & FOREST PRODUCTS (0.2%)
Doman Industries Ltd.
 12.00%, due 7/1/04.............    65,000            59,881
                                                 -----------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (d)(k)(l)......................    20,628            17,567
                                                 -----------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Millicom International Cellular
 S.A.
 13.50%, due 6/1/06.............   194,000            95,060
Rogers Cantel, Inc.
 9.75%, due 6/1/16..............    40,000            36,100
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (s).......    25,176            21,400
                                                 -----------
                                                     152,560
                                                 -----------
Total Yankee Bonds
 (Cost $1,116,065)..............                     646,978
                                                 -----------
                                   SHARES
                                  ---------
COMMON STOCKS (56.4%)

AEROSPACE & DEFENSE (1.2%)
Raytheon Co. ...................    11,235           345,476
                                                 -----------

AUTO COMPONENTS (1.0%)
Delphi Corp. ...................    40,194           323,562
                                                 -----------

AUTOMOBILES (0.5%)
General Motors Corp. ...........     4,700           173,242
                                                 -----------

BANKS (3.9%)
Bank of America Corp. ..........     4,100           285,237
FleetBoston Financial Corp. ....     9,348           227,156

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

20
-

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (CONTINUED)
BANKS (CONTINUED)
PNC Financial Services Group,
 Inc. (The).....................     7,308       $   306,205
Washington Mutual, Inc. ........    11,866           409,733
                                                 -----------
                                                   1,228,331
                                                 -----------
BUILDING PRODUCTS (1.2%)
American Standard Cos., Inc.
 (a)............................     5,552           394,969
                                                 -----------

CHEMICALS (0.7%)
Air Products & Chemicals,
 Inc. ..........................     5,066           216,571
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (0.6%)
Pitney Bowes, Inc. .............     6,222           203,211
                                                 -----------

COMMUNICATIONS EQUIPMENT (0.9%)
Motorola, Inc. .................    24,076           208,257
Tellabs, Inc. (a)...............    12,681            92,191
                                                 -----------
                                                     300,448
                                                 -----------
COMPUTERS & PERIPHERALS (3.1%)
Apple Computer, Inc. (a)........    23,000           329,590
Gateway, Inc. (a)...............    93,444           293,414
International Business Machines
 Corp. .........................     4,619           357,973
                                                 -----------
                                                     980,977
                                                 -----------
CONTAINERS & PACKAGING (0.9%)
Smurfit-Stone Container Corp.
 (a)............................    18,400           283,194
                                                 -----------
DIVERSIFIED FINANCIALS (3.2%)
Citigroup, Inc. ................    13,490           474,713
Goldman Sachs Group, Inc.
 (The)..........................     4,179           284,590
Merrill Lynch & Co., Inc. ......     6,775           257,111
                                                 -----------
                                                   1,016,414
                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.5%)
ALLTEL Corp. ...................     8,086           412,386
AT&T Corp. .....................     3,439            89,792
BellSouth Corp. ................     9,322           241,160
Call-Net Enterprises, Inc.
 (a)............................     1,536               952
NII Holdings, Inc.
 Class B (a)....................     4,149            48,751
SBC Communications, Inc. .......    10,995           298,075
Verizon Communications, Inc. ...     8,835           342,356
                                                 -----------
                                                   1,433,472
                                                 -----------
ELECTRIC UTILITIES (1.6%)
FirstEnergy Corp. ..............     9,579           315,820
PPL Corp. ......................     5,300           183,804
                                                 -----------
                                                     499,624
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
ELECTRICAL EQUIPMENT (1.6%)
Cooper Industries, Ltd.
 Class A........................     8,800       $   320,760
Energizer Holdings, Inc. (a)....     6,604           184,252
Morris Material Handling, Inc.
 (a)(d)(k)(l)...................       184               975
                                                 -----------
                                                     505,987
                                                 -----------
ENERGY EQUIPMENT & SERVICES (0.3%)
Transocean, Inc. ...............     3,700            85,840
                                                 -----------

FOOD & DRUG RETAILING (1.8%)
Kroger Co. (The) (a)............    21,700           335,265
Safeway, Inc. (a)...............    10,100           235,936
                                                 -----------
                                                     571,201
                                                 -----------
FOOD PRODUCTS (1.4%)
Chiquita Brands International,
 Inc. (a).......................     1,519            20,142
Del Monte Foods Co. (a).........     2,783            21,426
Heinz (H.J.) Co. ...............     6,230           204,780
Kraft Foods, Inc.
 Class A........................     4,846           188,655
                                                 -----------
                                                     435,003
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Becton, Dickinson & Co. ........     3,092            94,894
                                                 -----------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
Genesis Health Ventures, Inc.
 (a)(d).........................       705            10,892
                                                 -----------

HOTELS, RESTAURANTS & LEISURE (0.8%)
McDonald's Corp. ...............    16,228           260,946
                                                 -----------

HOUSEHOLD DURABLES (0.7%)
Fortune Brands, Inc. ...........     4,912           228,457
                                                 -----------

HOUSEHOLD PRODUCTS (0.6%)
Kimberly-Clark Corp. ...........     3,748           177,918
                                                 -----------

INSURANCE (5.6%)
Allstate Corp. (The)............     9,815           363,057
Chubb Corp. (The)...............     2,900           151,380
Hartford Financial Services
 Group, Inc. (The)..............    10,512           477,560
Prudential Financial, Inc. .....    17,100           542,754
Travelers Property Casualty
 Corp.
 Class B (a)....................    15,968           233,931
                                                 -----------
                                                   1,768,682
                                                 -----------
INTERNET SOFTWARE & SERVICES (0.0%) (B)
Globix Corp. (a)(d)(k)(l).......     2,477             2,477
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (CONTINUED)
IT CONSULTING & SERVICES (1.5%)
Computer Sciences Corp. (a).....     9,872       $   340,090
Unisys Corp. (a)................    13,678           135,412
                                                 -----------
                                                     475,502
                                                 -----------
MACHINERY (2.1%)
Ingersoll-Rand Co.
 Class A........................     3,215           138,438
Navistar International Corp.
 (a)............................    22,300           542,113
                                                 -----------
                                                     680,551
                                                 -----------
MEDIA (0.4%)
Comcast Corp.
 Class A (a)....................     5,402           127,325
                                                 -----------
METALS & MINING (1.5%)
Alcoa, Inc. ....................    21,475           489,200
Algoma Steel, Inc. (a)(u).......     4,843            10,270
                                                 -----------
                                                     499,470
                                                 -----------
MULTILINE RETAIL (1.1%)
Federated Department Stores,
 Inc. (a).......................    11,997           345,034
                                                 -----------
OIL & GAS (4.8%)
ChevronTexaco Corp. ............     4,505           299,492
Exxon Mobil Corp. ..............    10,212           356,807
Premcor, Inc. (a)...............     6,100           135,603
Sunoco, Inc. ...................     7,000           232,260
Unocal Corp. ...................    12,650           386,837
Valero Energy Corp. ............     2,900           107,126
                                                 -----------
                                                   1,518,125
                                                 -----------
PAPER & FOREST PRODUCTS (3.0%)
International Paper Co. ........    14,908           521,333
MeadWestvaco Corp. .............    17,380           429,460
                                                 -----------
                                                     950,793
                                                 -----------
PHARMACEUTICALS (3.4%)
Barr Laboratories, Inc. (a).....     5,000           325,450
Bristol-Myers Squibb Co. .......     8,200           189,830
Merck & Co., Inc. ..............     3,900           220,779
Watson Pharmaceuticals, Inc.
 (a)............................    12,600           356,202
                                                 -----------
                                                   1,092,261
                                                 -----------
ROAD & RAIL (1.4%)
Burlington Northern Santa Fe
 Corp. .........................    17,073           444,069
                                                 -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.5%)
Advanced Micro Devices, Inc.
 (a)............................    22,400           144,704
                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 (a)............................    10,051            56,788
Minorplanet Systems USA, Inc.
 (a)............................    23,846            20,508
                                                 -----------
                                                      77,296
                                                 -----------
Total Common Stocks
 (Cost $21,612,483).............                  17,896,918
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
PREFERRED STOCKS (0.4%)
MEDIA (0.1%)
Mediaone Financing Trust III
 9.04%..........................       800       $    19,760
Ziff Davis Media, Inc.
 10.00%, Series E-1 (a)(l)......        11                 0(v)
                                                 -----------
                                                      19,760
                                                 -----------
REAL ESTATE (0.3%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Series A (c)...........        97           107,670
                                                 -----------
TRANSPORTATION INFRASTRUCTURE (0.0%) (B)
Ermis Maritime
 Holdings Ltd. (a)(d)(k)(l).....       864                 9
                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
Rural Cellular Corp.
 11.375%, Series B (g)..........        49            12,340
                                                 -----------
Total Preferred Stocks
 (Cost $141,326)................                     139,779
                                                 -----------
RIGHTS (0.0%) (B)
Amatek Industries Property Ltd.
 Common Rights (a)(d)...........        36                 0(v)
 Preferred Rights (a)(d)........     6,315             3,158
                                                 -----------
Total Rights
 (Cost $257)....................                       3,158
                                                 -----------
WARRANTS (0.0%) (B)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
ICO Global Communications
 Holdings Ltd.
 Expire 5/16/06 (a)(d)..........     1,812                18
Loral Space & Communications
 Ltd.
 Expire 12/26/06 (a)(d).........       524                32
NEON Communications, Inc.
 Class A
 Expire 12/2/12 (a)(d)(k)(l)....     2,192                22
 Redeemable Preferred
 Expire 12/2/12 (a)(d)(k)(l)....     2,630                26
                                                 -----------
                                                          98
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
Harborside Healthcare Corp.
 Class A
 Expire 8/1/09 (a)(d)(k)........     1,220                61
                                                 -----------
MEDIA (0.0%) (B)
Ono Finance PLC
 Expire 2/15/11 (a)(c)(d).......       110                 1
Ziff Davis Media, Inc.
 Expire 8/12/12 (a)(c)..........     1,958                20
                                                 -----------
                                                          21
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

22
-

                                   SHARES           VALUE
                                  --------------------------
WARRANTS (CONTINUED)
OIL & GAS (0.0%) (B)
Petro Stopping Centers Holdings
 L.P.
 Expire 8/1/08 (a)(c)(d)(l).....        75       $        75
                                                 -----------
TOBACCO (0.0%) (B)
North Atlantic Trading Co.
 Expire 6/15/07 (a)(c)(d).......         4                 0(v)
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
Ubiquitel Operating Co.
 Expire 4/15/10 (a)(c)(d).......        65                16
                                                 -----------
Total Warrants
 (Cost $15,994).................                         271
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT
                                  ---------
SHORT-TERM INVESTMENTS (6.4%)
COMMERCIAL PAPER (3.1%)
UBS Finance Delaware LLC
 1.20%, due 1/2/03..............  $965,000           964,968
                                                 -----------
Total Commercial Paper
 (Cost $964,968)................                     964,968
                                                 -----------
                                   SHARES
                                  ---------
INVESTMENT COMPANY (3.1%)
Merrill Lynch Premier
 Institutional Fund.............   984,037           984,037
                                                 -----------
Total Investment Company
 (Cost $984,037)................                     984,037
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT
                                  ---------
SHORT-TERM BONDS (0.1%)
ELECTRICAL EQUIPMENT (0.1%)
Thomas & Betts Corp.
 6.29%, due 2/13/03.............  $ 45,000            45,004
                                                 -----------
Total Short-Term Bonds
 (Cost $44,886).................                      45,004
                                                 -----------
SHORT-TERM LOAN PARTICIPATIONS (0.1%)
BUILDING PRODUCTS (0.1%)
Owens Corning, Inc.
 Bank Debt Revolver
 (zero coupon), due 1/1/04
 (d)(e)(k)......................    70,666            42,664
                                                 -----------
Total Short-Term Loan
 Participations
 (Cost $47,912).................                      42,664
                                                 -----------
Total Short-Term Investments
 (Cost $2,041,803)..............                   2,036,673
                                                 -----------
Total Investments
 (Cost $37,539,973) (w).........      99.7%       31,641,994(x)
                                                 -----------
Cash and Other Assets, Less
 Liabilities....................       0.3            86,997
                                  --------       -----------
Net Assets......................     100.0%      $31,728,991
                                  ========       ===========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Illiquid security.
(e)  Issue in default.
(f)  Issuer in bankruptcy.
(g)  PIK ("Payment in Kind")--dividend payment is made with
     additional securities.
(h)  LYON--Liquid Yield Option Note: callable, zero coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put prices
     reflect fixed interest rates, and therefore increase
     over time.
(i)  Equity Units--each unit reflects 1 Senior Note plus 1
     purchase contract to acquire shares of common stock.
(j)  Corporate Units--each unit reflects $25 principal amount of NRG Energy, Inc. 6.50% senior debentures plus 1
     purchase contract to acquire shares of common stock.
(k)  Restricted security
(l)  Fair valued security.
(m)  Corporate Units--each unit reflects $25 principal amount of NRG Energy, Inc. 6.50% senior debentures plus 1
     purchase contract to acquire shares of common stock.
(n)  PEPS Units (Premium Equity Participating Security
     Units)--each unit reflects a Trust Preferred Security
     plus 1 purchase contract to acquire shares of common
     stock.
(o)  ZONES--Zero-premium Option Note Exchangeable Security.
(p)  PHONES--Participation Hybrid Option Note Exchangeable
     Security.
(q)  Floating rate. Rate shown is the rate in effect at
     December 31, 2002.
(r)  Partially segregated for unfunded loan commitments.
(s)  CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(t1) 19 Units--Each unit reflects $1,000 principal amount of
     15.00% Senior Secured Notes plus 0.1923 shares of Series
     A preferred stock.
(t2) 82 Units--each unit reflects $1,000 principal amount of
     13.875% Senior Notes plus 1 warrant to acquire 19.9718
     shares of common stock at $0.01 per share at a future
     date.
(u)  Canadian Security.
(v)  Less than one dollar.
(w)  The cost for federal income tax purposes is $37,912,711.
(x)  At December 31, 2002, net unrealized depreciation was
     $6,270,717, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $908,840 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess cost over
     market value of $7,179,557.
E    Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              23
                                                                               -

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $37,539,973)..............................................       $31,641,994
Cash........................................................            49,970
Receivables:
  Dividends and interest....................................           234,743
  Investment securities sold................................           174,156
  Fund shares sold..........................................            23,789
Other assets................................................             9,370
                                                                   -----------
        Total assets........................................        32,134,022
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           267,879
  Transfer agent............................................            34,971
  Fund shares redeemed......................................            25,112
  NYLIFE Distributors.......................................            22,332
  Manager...................................................             3,664
  Custodian.................................................             2,174
  Trustees..................................................               342
Accrued expenses............................................            48,557
                                                                   -----------
        Total liabilities...................................           405,031
                                                                   -----------
Net assets..................................................       $31,728,991
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     8,583
  Class B...................................................            28,794
  Class C...................................................               618
Additional paid-in capital..................................        40,252,059
Accumulated net investment loss.............................           (37,568)
Accumulated net realized loss on investments and written
  option transactions.......................................        (2,625,714)
Net unrealized depreciation on investments..................        (5,897,979)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................               198
                                                                   -----------
Net assets..................................................       $31,728,991
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 7,174,252
                                                                   ===========
Shares of beneficial interest outstanding...................           858,343
                                                                   ===========
Net asset value per share outstanding.......................       $      8.36
Maximum sales charge (5.50% of offering price)..............              0.49
                                                                   -----------
Maximum offering price per share outstanding................       $      8.85
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $24,038,020
                                                                   ===========
Shares of beneficial interest outstanding...................         2,879,358
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.35
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   516,719
                                                                   ===========
Shares of beneficial interest outstanding...................            61,847
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.35
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24
-

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   468,586
  Interest..................................................    1,067,232
                                                              -----------
    Total income............................................    1,535,818
                                                              -----------
Expenses:
  Manager...................................................      254,463
  Transfer agent............................................      201,215
  Distribution--Class B.....................................      195,410
  Distribution--Class C.....................................        3,578
  Service--Class A..........................................       18,492
  Service--Class B..........................................       65,137
  Service--Class C..........................................        1,192
  Professional..............................................       39,132
  Shareholder communication.................................       36,451
  Registration..............................................       23,667
  Custodian.................................................       19,834
  Recordkeeping.............................................       14,642
  Trustees..................................................        5,270
  Miscellaneous.............................................       45,889
                                                              -----------
    Total expenses before waiver............................      924,372
Fees waived by Manager......................................     (134,377)
                                                              -----------
    Net expenses............................................      789,995
                                                              -----------
Net investment income.......................................      745,823
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, WRITTEN OPTION
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (1,992,004)
  Written option transactions...............................       16,766
  Foreign currency transactions.............................      (12,457)
                                                              -----------
Net realized loss on investments, written option and foreign
  currency transactions.....................................   (1,987,695)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (4,594,678)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward transactions....       (1,945)
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (4,596,623)
                                                              -----------
Net realized and unrealized loss on investments, written
  option and foreign currency transactions..................   (6,584,318)
                                                              -----------
Net decrease in net assets resulting from operations........  $(5,838,495)
                                                              ===========

-------
(a) Dividends recorded net of withholding taxes of $120.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              25
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   745,823    $  1,016,178
  Net realized gain (loss) on investments, written option
    and foreign currency transactions.......................   (1,987,695)        412,057
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   (4,596,623)     (2,124,831)
                                                              ------------   ------------
  Net decrease in net assets resulting from operations......   (5,838,495)       (696,596)
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (207,179)       (451,432)
    Class B.................................................     (519,324)       (615,884)
    Class C.................................................      (10,070)         (6,302)
  From net realized gain on investments:
    Class A.................................................           --        (153,000)
    Class B.................................................           --        (580,387)
    Class C.................................................           --          (5,490)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....     (736,573)     (1,812,495)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    2,772,185       2,740,332
    Class B.................................................    4,566,761       4,253,502
    Class C.................................................      613,586         245,115
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      198,269         583,413
    Class B.................................................      500,414       1,156,258
    Class C.................................................        6,900           8,085
                                                              ------------   ------------
                                                                8,658,115       8,986,705
  Cost of shares redeemed:
    Class A.................................................   (1,991,966)    (13,783,197)
    Class B.................................................   (4,692,754)     (5,552,069)
    Class C.................................................     (347,675)       (136,602)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    1,625,720     (10,485,163)
                                                              ------------   ------------
      Net decrease in net assets............................   (4,949,348)    (12,994,254)
NET ASSETS:
Beginning of year...........................................   36,678,339      49,672,593
                                                              ------------   ------------
End of year.................................................  $31,728,991    $ 36,678,339
                                                              ============   ============
Accumulated net investment loss at end of year..............  $   (37,568)   $    (97,048)
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26
-

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                Year ended December 31,
                                                              -----------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                              -------      -------      -------      -------      -------
Net asset value at beginning of period......................  $ 10.12      $ 10.55      $ 11.15      $ 10.18      $ 10.29
                                                              -------      -------      -------      -------      -------
Net investment income.......................................     0.26         0.28(a)(d)    0.31        0.22         0.15
Net realized and unrealized gain (loss) on investments and
 foreign currency transactions..............................    (1.77)       (0.20)(d)     0.29         1.15        (0.10)
                                                              -------      -------      -------      -------      -------
Total from investment operations............................    (1.51)        0.08         0.60         1.37         0.05
                                                              -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income.................................    (0.25)       (0.30)       (0.33)       (0.23)       (0.15)
 From net realized gain on investments......................       --        (0.21)       (0.87)       (0.17)       (0.01)
                                                              -------      -------      -------      -------      -------
Total dividends and distributions...........................    (0.25)       (0.51)       (1.20)       (0.40)       (0.16)
                                                              -------      -------      -------      -------      -------
Net asset value at end of period............................  $  8.36      $ 10.12      $ 10.55      $ 11.15      $ 10.18
                                                              =======      =======      =======      =======      =======
Total investment return (b).................................   (14.98%)       0.81%        5.78%       13.59%        0.52%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................     2.78%        2.62%(d)     2.76%        1.97%        1.49%
   Net expenses.............................................     1.74%        1.83%        1.82%        1.69%        1.79%
   Expenses (before reimbursement)..........................     2.14%        1.83%        1.82%        1.69%        1.79%
Portfolio turnover rate.....................................       53%          82%         113%         122%         203%
Net assets at end of period (in 000's)......................  $ 7,174      $ 7,636      $19,278      $18,899      $17,946

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the year.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              Class A   Class B   Class C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.00)(c) ($0.00)(c) ($0.00)(c)
Increase net realized and unrealized gains and losses.......    0.00(c)   0.00)(c)   0.00(c)
Decrease ratio of net investment income.....................   (0.03%)   (0.03%)   (0.03%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              27
                                                                               -

                        Class B                                                Class C
    -----------------------------------------------                -------------------------------------------------------
                                                                                                              September 1*
                Year ended December 31,                                 Year ended December 31,                 through
    -----------------------------------------------                -----------------------------------------  December 31,
     2002              2001           2000        1999      1998      2002      2001           2000   1999        1998
    -------         -------        -------     -------   -------   -------   -------        -------  -------  ------------
    $ 10.10         $ 10.54        $ 11.13     $ 10.17   $ 10.29   $ 10.10   $ 10.54        $ 11.13  $ 10.17    $  9.15
    -------         -------        -------     -------   -------   -------   -------        -------  -------    -------
       0.19            0.20(a)(d)     0.23        0.14      0.08      0.19      0.20(a)(d)     0.23     0.14       0.05
      (1.76)          (0.21)(d)       0.30        1.14     (0.11)    (1.76)    (0.21)(d)       0.30     1.14       1.03
    -------         -------        -------     -------   -------   -------   -------        -------  -------    -------
      (1.57)          (0.01)          0.53        1.28     (0.03)    (1.57)    (0.01)          0.53     1.28       1.08
    -------         -------        -------     -------   -------   -------   -------        -------  -------    -------
      (0.18)          (0.22)         (0.25)      (0.15)    (0.08)    (0.18)    (0.22)         (0.25)   (0.15)     (0.05)
         --           (0.21)         (0.87)      (0.17)    (0.01)       --     (0.21)         (0.87)   (0.17)     (0.01)
    -------         -------        -------     -------   -------   -------   -------        -------  -------    -------
      (0.18)          (0.43)         (1.12)      (0.32)    (0.09)    (0.18)    (0.43)         (1.12)   (0.32)     (0.06)
    -------         -------        -------     -------   -------   -------   -------        -------  -------    -------
    $  8.35         $ 10.10        $ 10.54     $ 11.13   $ 10.17   $  8.35   $ 10.10        $ 10.54  $ 11.13    $ 10.17
    =======         =======        =======     =======   =======   =======   =======        =======  =======    =======
     (15.58%)        (0.07%)          5.07%      12.64%   (0.27%)  (15.58%)   (0.07%)          5.07%   12.64%     11.77%
       2.03%          1.87%(d)        2.01%       1.22%     0.74%     2.03%    1.87%(d)        2.01%    1.22%      0.74%+
       2.49%           2.58%          2.57%       2.44%     2.54%     2.49%     2.58%          2.57%    2.44%      2.54%+
       2.89%           2.58%          2.57%       2.44%     2.54%     2.89%     2.58%          2.57%    2.44%      2.54%
         53%             82%           113%        122%      203%       53%       82%           113%     122%       203%
    $24,038         $28,684        $30,134     $35,702   $38,528   $   517   $   358        $   260  $   154    $    84

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28
-

MainStay Strategic Value Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund") a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the

Notes to Financial Statements

                                                                              29
                                                                               -

close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last posted settlement price on the market where any such options or futures are principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset

MainStay Strategic Value Fund

30
-

values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

                                                                              31
                                                                               -

Restricted securities held at December 31, 2002:

                                                               PRINCIPAL                          PERCENT
                                               DATE(S) OF       AMOUNT/               12/31/02       OF
                 SECURITY                     ACQUISITION       SHARES       COST      VALUE     NET ASSETS
                 --------                   ----------------   ---------   --------   --------   ----------
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04.....................   12/14/98-2/9/01   $ 20,628    $ 19,226   $ 17,567      0.1%
  Preferred Stock.........................    12/9/98-2/6/01        864           0(c)        9     0.0(b)
FRI-MRD Corp.
  12.00%, due 1/31/05 (a).................    8/12/97-4/3/98    144,497     145,688     80,918      0.3
Genesis Health Ventures, Inc.
  Convertible Preferred Stock
  6.00% (a)...............................          10/10/01          5         525        477      0.0(b)
Globix Corp.
  Common Stock............................   6/21/01-3/13/02      2,477         651      2,477      0.0(b)
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08 (d)................           1/30/01     34,993      17,883      2,450      0.0(b)
  Bank debt, Term Loan B
  6.625%, due 6/30/08 (d).................           1/30/01     25,007      12,849      1,751      0.0(b)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04................           5/12/01     66,000      40,512     34,650      0.1
  Class A Warrants, Expire 8/1/09.........           5/12/01      1,220       1,854         61      0.0(b)
Morris Material Handling, Inc.
  Common Stock............................   3/5/99-10/22/01        184         102        975      0.0(b)
NEON communications, Inc.
  Convertible Preferred Stock
  12.00% (a)..............................           12/3/02        438       4,882      4,928      0.0(b)
  Class A Warrants, Expire 12/2/12........           12/3/02      2,192          22         22      0.0(b)
  Redeemable Preferred Warrants
  Expire 12/2/12..........................           12/3/02      2,630          26         26      0.0(b)
Owens Corning, Inc.
  Bank debt, Revolver
  (zero coupon), due 1/1/04 (d)...........    1/10/02-6/6/02     70,666      47,912     42,664      0.1
Pacific & Atlantic (Holdings) Inc.
  Convertible Preferred Stock
  7.50%, Class A (a)......................    2/4/00-6/28/02      4,037      24,289      8,074      0.0(b)
Thermadyne Holdings Corp.
  Bank debt, Term Loan B
  4.42%, due 5/22/05......................           3/20/02     25,000      22,274     20,750      0.1
  Bank debt, Term Loan C
  4.67%, due 5/22/06......................           3/20/02     25,000      22,047     20,750      0.1
                                                                           --------   --------      ---
                                                                           $360,742   $238,549      0.8%
                                                                           ========   ========      ===

-------

     PIK ("Payment in Kind")--Interest payment is made with
(a)  additional shares.
(b)  Less than one tenth of a percent.
(c)  Less than one dollar.
(d)  Issue in default.

MainStay Strategic Value Fund

32
-

COMMITMENTS AND CONTINGENCIES. As of December 31, 2002, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
                          BORROWER                            COMMITMENT
                          --------                            ----------
Owens Corning, Inc. ........................................    $4,651
                                                                ======

These commitments are available until maturity date of the respective security.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing or to seek to enhance returns. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                                                                              33
                                                                               -

Written option activity for year ended December 31, 2002 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUM
                                                              ---------    --------
Options outstanding at December 31, 2001....................      --       $     --
Options -- written..........................................    (274)       (27,736)
Options -- buybacks.........................................     225         20,352
Options -- exercised........................................      45          6,895
Options -- expired..........................................       4            489
                                                                ----       --------
Options outstanding at December 31, 2002....................      --       $     --
                                                                ====       ========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and accumulated net realized loss on foreign currency transactions arising from permanent differences; net assets at December 31, 2002, are not affected.

                                         ACCUMULATED
                   ACCUMULATED          NET REALIZED
 ACCUMULATED      NET REALIZED              LOSS
NET INVESTMENT        LOSS               ON FOREIGN
     LOSS        ON INVESTMENTS     CURRENCY TRANSACTIONS
--------------   ---------------   -----------------------
   $50,230          $(62,687)              $12,457

The reclassifications for the Fund are primarily due to premium amortization adjustments, foreign currency gain (loss) and bond reorganizations.

MainStay Strategic Value Fund

34
-

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                                2002         2001
                                                              --------    ----------
Distributions paid from:
  Ordinary income...........................................  $736,573    $1,076,467
  Long-Term Gains...........................................        --       736,028
                                                              --------    ----------
                                                              $736,573    $1,812,495
                                                              ========    ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities purchased for the Fund are accreted and amoritized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amoritized, respectively, on the straight line method.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

                                                                              35
                                                                               -

Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2002, the Manager earned from the Fund $254,463 and reimbursed the Fund $134,377.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance

MainStay Strategic Value Fund

36
-

with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,762 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $189, $30,409 and $1,458, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended December 31, 2002, amounted to $201,215.

TRUSTEES' FEES. Trustees, other than those currently affiliated with NYLIM are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $666 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $14,642 for the year ended December 31, 2002.

                                                                              37
                                                                               -

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ORDINARY   ACCUMULATED CAPITAL     UNREALIZED     TOTAL ACCUMULATED
 INCOME     AND OTHER LOSSES      DEPRECIATION          LOSS
--------   -------------------   --------------   -----------------
$24,885        $(1,668,660)       $(6,331,685)       $(7,975,460)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals and bond reorganizations.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $1,668,660 were available, to the extent provided by the regulations to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $585,603 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $18,867 and $16,984, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

MainStay Strategic Value Fund

38
-

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                        YEAR ENDED
                                                    DECEMBER 31, 2002                 DECEMBER 31, 2001
                                               ---------------------------       ---------------------------
                                               CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C
                                               -------   -------   -------       -------   -------   -------
Shares sold..................................    302       496        65            261      406        23
Shares issued in reinvestment of dividends
  and distributions..........................     23        57         1             58      115         1
                                                ----      ----       ---         ------     ----       ---
                                                 325       553        66            319      521        24
Shares redeemed..............................   (222)     (513)      (39)        (1,391)    (540)      (14)
                                                ----      ----       ---         ------     ----       ---
Net increase (decrease)......................    103        40        27         (1,072)     (19)       10
                                                ====      ====       ===         ======     ====       ===

                                                                              39
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Strategic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Value Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

40
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              41
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

42
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              43
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved. MSST11-02/03
[RECYCLE.LOGO]                                             17

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Tax Free Bond
                                                              Fund versus Lehman Brothers(R) Municipal Bond
                                                              Index, a Tax Free Bond Composite Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/02       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

$10,000 Invested in MainStay Tax Free
Bond Fund versus Lehman Brothers(R)
Municipal Bond Index, a Tax Free Bond
Composite Index, and Inflation

CLASS A SHARES Total Returns: 1 Year 3.72%, 5 Years 3.45%, 10 Years 4.79%

                                                                 LEHMAN BROTHERS
                                         MAINSTAY TAX FREE        MUNICIPAL BOND         TAX FREE BOND
                                             BOND FUND               INDEX(1)          COMPOSITE INDEX(2)     INFLATION (CPI)(3)
                                         -----------------       ---------------       ------------------     ------------------
12/92                                        $ 9,550.00             $10,000.00             $10,000.00             $10,000.00
                                              10,543.00              11,228.00              11,264.00              10,282.00
                                               9,908.00              10,647.00              10,637.00              10,548.00
                                              11,394.00              12,506.00              12,552.00              10,817.00
                                              11,808.00              13,060.00              13,097.00              11,182.00
                                              12,873.00              14,263.00              14,326.00              11,372.00
                                              13,514.00              15,188.00              15,270.00              11,558.00
                                              12,602.00              14,874.00              14,863.00              11,868.00
                                              14,134.00              16,610.00              16,730.00              12,268.00
                                              14,705.00              17,463.00              17,561.00              12,458.00
12/02                                         15,971.00              19,137.00              19,314.00              12,761.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 3.34%, 5 Years 3.81%, 10 Years 5.08% Class C Total Returns: 1 Year 7.34%, 5 Years 4.15%, 10 Years 5.08%

                                                                 LEHMAN BROTHERS
                                         MAINSTAY TAX FREE        MUNICIPAL BOND         TAX FREE BOND
                                             BOND FUND               INDEX(1)          COMPOSITE INDEX(2)     INFLATION (CPI)(3)
                                         -----------------       ---------------       ------------------     ------------------
12/92                                        $10,000.00             $10,000.00             $10,000.00             $10,000.00
                                              11,039.00              11,228.00              11,264.00              10,282.00
                                              10,375.00              10,647.00              10,637.00              10,548.00
                                              11,416.00              12,506.00              12,552.00              10,817.00
                                              12,314.00              13,060.00              13,097.00              11,182.00
                                              13,397.00              14,263.00              14,326.00              11,372.00
                                              14,043.00              15,188.00              15,270.00              11,558.00
                                              13,065.00              14,874.00              14,863.00              11,868.00
                                              14,600.00              16,610.00              16,730.00              12,268.00
                                              15,153.00              17,463.00              17,561.00              12,458.00
12/02                                         16,416.00              19,137.00              19,314.00              12,761.00

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.
1 The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.


-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

2 The Tax Free Bond Composite Index is an unmanaged index that is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or composite.

3 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

An uneven U.S. economy failed to impress the capital markets, with an inflation-adjusted growth rate between 2.5% and 3.0% during 2002. Consumer and government spending fueled most of the advances, while business invest-ment was all but absent. The markets were shocked by several accounting scandals, some of which led to major bankruptcies. The broad U.S. equity market declined for the third consecutive year--a phenomenon that investors had not seen in over 60 years. After leaving the targeted federal funds rate unchanged through most of the year, the Federal Reserve cut interest rates by 50 basis points(1) to 1.25% in November to restore business and investor confidence and to help guide the economy through what Fed Chairman Alan Greenspan called a "soft patch."

In response to these stressful undercurrents, the municipal bond market rallied, and yields fell sharply. Two-year municipal yields declined from 2.4% at the start of the year to 1.3% on December 31, 2002. Over the 12-month period, five-year municipal yields fell from 3.6% to 2.4%, 10-year municipal yields declined from 4.4% to 3.5%, and 30-year municipal yields dropped from 5.2% to 4.8%.

With lower interest rates, many municipal issuers sought to refinance or restructure their existing debt. Weakness in the stock market led many investors to municipal bonds in search of a potentially "safer haven" for their assets. Even so, the supply of new issues tended to outstrip demand. New issuance for the year reached a record $357 billion, easily eclipsing the $292 billion record set in 1993. Huge transactions dominated the market. The New York Metropolitan Transportation Authority issued $15.6 billion in bonds to restructure its outstanding debt. A $12 billion sale by the California Department of Water Resources helped to reimburse the state for power costs incurred during its recent utility crisis.

As of December 31, 2002, the 10-year municipal bond yield was more than 92% of the yield on comparable U.S. Treasuries, and 30-year municipals were offering yields equal to those of long Treasury bonds. The recent buying surge among municipal bonds may be based on the assumption that municipals will outperform Treasuries when the excess supply is reduced. As long as interest rates remain at extremely low levels, however, we believe that oversupply may continue to pose a risk in the municipal market.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Tax Free Bond Fund returned 8.61% for Class A shares and 8.34% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the 8.36% return of the average Lipper(2) general municipal

-------
1 A basis point is one-hundredth of one percent, so 100 basis points equals
  1.00%.
2 See footnote and table on page 9 for more information about Lipper Inc.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[FUND PERFORMANCE BAR CHART-CLASS A]

Year-end                                                                    Total Return %
--------                                                                    --------------
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            15.00
12/96                                                                             3.63
12/97                                                                             9.02
12/98                                                                             4.98
12/99                                                                            -6.75
12/00                                                                            12.15
12/01                                                                             4.04
12/02                                                                             8.61

Returns reflect the historical performance of the Class B shares through 12/94. See footnote 1 on page 9 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND C SHARES CHART]

Year-end                                                                    Total Return %
--------                                                                    --------------
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            14.86
12/96                                                                             3.33
12/97                                                                             8.80
12/98                                                                             4.83
12/99                                                                            -6.96
12/00                                                                            11.75
12/01                                                                             3.79
12/02                                                                             8.34

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 9 for more information on performance.

debt fund for the same period. All share classes underperformed the 9.60% return of the Lehman Brothers(R) Municipal Bond Index(3) for the annual period. All share classes underperformed the 9.98% return of the Fund's Tax Free Bond Composite Index(4) for the year ended December 31, 2002.

STRATEGIC POSITIONING

The Fund began the year with a duration longer than its benchmark, primarily through an overweighted position in the 15-year segment of the municipal yield curve. We shortened the Fund's duration during the municipal-market rally in

-------

3 See footnote on page 3 for more information about the Lehman Brothers(R)
  Municipal Bond Index.
4 See footnote on page 4 for more information about the Fund's Tax Free Bond
  Composite Index.

the first quarter of 2002, since we felt that municipal yields had reached unsustainable levels and that the economy would eventually pick up momentum. Instead, as economic data weakened during the spring and summer, municipal yields continued to fall steadily. Although the Fund's positioning detracted from performance as yields declined, the Fund was well positioned in October when a reallocation to equities caused a rapid and severe sell-off in municipal bonds and yields rose sharply. We used this brief municipal market weakness to lengthen the Fund's duration at more attractive prices. As of year-end, the Fund had a modestly short duration posture.

An overweighted position in tobacco-settlement revenue bonds detracted from the Fund's performance during the year, as several states, including New Jersey and Washington, came to market with large deals. With this additional supply, yield spreads rose to attract investors, which caused the Fund's tobacco-settlement holdings to underperform our earlier expectations.

Our decision to participate in multibillion-dollar transactions contributed positively to the Fund's performance. During the year, underwriters were forced to price these large deals at a concession to the general market. Once the issues were successfully placed, however, yields tightened, returning to general market levels. The Fund's positions in the California Department of Water Resources transaction and the New York Metropolitan Transportation Authority transaction both benefited in this way. In addition, the upgrade of the Fund's position in Partners Healthcare System issued through the Massachusetts Health & Educational Facilities Authority from A1 to Aa3 boosted Fund performance,(5) as the issue subsequently tightened by 25 basis points.

Throughout 2002, we continued to diversify the Fund's holdings by coupon, maturity, and type of obligation. Assets were allocated across various states, cities, counties, and special districts to further help manage risk. The Fund invests in general obligation and revenue bonds, including bonds that help finance housing, education, transportation, hospitals, and water and sewer projects. In light of economic projections, we believe that many municipalities may have difficulties closing their budget gaps. For this reason, we have emphasized essential services, such as transportation, water, and educational facilities. We have generally avoided credits in areas of the country where tax collections are heavily dependent on tourism-related revenues.

LOOKING AHEAD

Heightened global tensions may lead to volatility in the equity markets and tighter risk tolerances. Such effects sometime spill over into the bond market and may lead to a flight to quality. The Treasury yield curve might steepen if investors believe that tax cuts, defense spending, and homeland security initiatives will widen the budget deficit.

-------
5 Bonds rated A by Moody's Investors Service possess many favorable investment attributes and are considered by Moody's to be upper-medium-grade obligations. It is Moody's opinion that factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment in the future. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than the best bonds because, in Moody's opinion, margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities. Moody's applies numerical modifiers, 1, 2, and 3, in certain rating categories. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

Since Congress is likely to exercise discretion in deficit spending, however, we believe that if steepening does result, it may be reversible. In the absence of a 30-year Treasury auction, the scarcity bid for longer-maturity Treasuries may also favor the Fund's bias toward a flattening yield curve.

The Fund's shorter-duration posture and underweighting of the short end of the yield curve was recently rewarded when investors moved into riskier assets and away from sectors that had been overbought for their modest risk profiles. The Federal Reserve's aggressive 50 basis-point rate cut on November 6, 2002, and the referendum handed to the GOP in the midterm elections may support a continuation of this trend.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. A portion of income may be subject to state and local taxes or the alternative minimum tax.

   TARGETED DIVIDEND POLICY

   MainStay Tax Free Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In October 2002, the Fund reduced its dividend to reflect the lower yields available in the municipal bond market. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected. Shareholders should refer to their 2002 Form 1099-DIV for the total amount of their distributions in 2002.

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                       SINCE INCEPTION
                       1 YEAR   5 YEARS    10 YEARS    THROUGH 12/31/02
    Class A            8.61%     4.41%       5.28%          5.95%
    Class B            8.34%     4.15%       5.08%          5.83%
    Class C            8.34%     4.15%       5.08%          5.83%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                        SINCE INCEPTION
                       1 YEAR    5 YEARS    10 YEARS    THROUGH 12/31/02
    Class A             3.72%     3.45%       4.79%          5.65%
    Class B             3.34%     3.81%       5.08%          5.83%
    Class C             7.34%     4.15%       5.08%          5.83%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                           SINCE INCEPTION
                         1 YEAR     5 YEARS     10 YEARS   THROUGH 12/31/02
    Class A            135 out of  120 out of  n/a             96 out of
                       287 funds   204 funds                  145 funds
    Class B            157 out of  146 out of  80 out of       51 out of
                       287 funds   204 funds   87 funds        52 funds
    Class C            157 out of  n/a         n/a            153 out of
                       287 funds                              218 funds
    Average Lipper
    general municipal
    debt fund          8.36%       4.62%       5.80%          6.98%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A     $10.02      $0.4113      $0.0000
    Class B     $10.02      $0.3867      $0.0000
    Class C     $10.02      $0.3867      $0.0000

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR FUND-SHARE REDEMPTIONS. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98 based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Tax Free Bond Fund

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
LONG-TERM MUNICIPAL BONDS (95.0%)+

ALABAMA (3.3%)
Huntsville Alabama Health Care
 Authority, Series A
 5.75%, due 6/1/31.............  $2,500,000      $  2,533,400
Phoenix County Alabama
 Industrial
 Development Board
 Environmental
 Improvement Revenue
 6.35%, due 5/15/35 (b)(d).....  3,000,000          2,935,260
University of
 Alabama-Birmingham
 University Revenues
 6.00%, due 10/1/16-10/1/17....  5,995,000          6,929,337
                                                 ------------
                                                   12,397,997
                                                 ------------
ALASKA (0.7%)
Northern Tobacco Securitization
 Corp.
 Alaska Tobacco Settlements
 Asset-Backed Bonds
 6.50%, due 6/1/31.............  2,750,000          2,805,632
                                                 ------------

CALIFORNIA (7.9%)
California Educational
 Facilities
 Authority Revenue
 Institute of Technology,
 Series A
 5.00%, due 10/1/32............  2,500,000          2,536,625
California Infrastructure &
 Economic
 Development
 Kaiser Hospital Asset I-LLC
 Series A
 5.55%, due 8/1/31.............  2,000,000          2,063,720
California State Department
 Water Power Supply Revenue
 5.50%, due 5/1/14.............  6,000,000          6,827,940
California Statewide Community
 Catholic Healthcare West
 6.50%, due 7/1/20.............  2,000,000          2,150,180
Foothill-Eastern Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/28.....  12,000,000         3,321,120
Los Angeles California
 Unified School District
 Series D
 5.625%, due 7/1/17............  2,000,000          2,359,820
 5.75%, due 7/1/16 (d).........  6,000,000          7,104,360
San Francisco California City &
 County Airports Commission
 International Airport Revenue
 Second Series, Issue 6
 6.50%, due 5/1/18 (b).........  3,240,000          3,494,858
                                                 ------------
                                                   29,858,623
                                                 ------------
COLORADO (0.8%)
Colorado Health Facilities
 Authority
 Revenue
 6.625%, due 2/1/13............  1,500,000          1,534,215

Denver Colorado Health &
 Hospital
 Authority, Healthcare Revenue
 Series A
 6.00%, due 12/1/23-12/1/31....  $1,500,000      $  1,519,400
                                                 ------------
                                                    3,053,615
                                                 ------------
DELAWARE (0.6%)
Delaware State Economic
 Development Authority
 Pollution Control
 Delmarva Power
 Series C
 4.90%, due 5/1/26 (c)(d)......  2,250,000          2,444,355
                                                 ------------

DISTRICT OF COLUMBIA (0.6%)
District of Columbia Tobacco
 Settlement Financing Corp.
 Asset-Backed Bonds
 6.75%, due 5/15/40............  2,250,000          2,292,750
                                                 ------------

FLORIDA (2.8%)
Capital Trust Agency Florida
 Housing Shadow Run Project
 Series A
 5.15%, due 11/1/30............  2,190,000          2,397,261
Oakstead Florida Community
 Development District
 Capital Improvement Revenue
 Series B
 5.90%, due 5/1/07.............  2,000,000          2,018,260
Orange County Florida Health
 Facilities
 Authority Revenue Hospital
 Adventist Health Systems
 5.625%, due 11/15/32..........  3,000,000          3,015,270
Tampa Florida Utility Tax &
 Special Revenue Refunding
 6.00%, due 10/1/08 (d)........  1,500,000          1,758,615
Waterchase Community
 Development
 District Florida Capital
 Improvement Revenue
 Series B
 5.90%, due 5/1/08.............  1,185,000          1,186,766
                                                 ------------
                                                   10,376,172
                                                 ------------
ILLINOIS (12.7%)
Chicago Illinois Board of
 Education
 5.875%, due 12/1/14...........  3,130,000          3,613,116
Chicago Illinois Metropolitan
 Water
 Reclamation District Greater
 Chicago
 Capital Improvement, Series C
 5.375%, due 12/1/16...........  2,500,000          2,773,625

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Chicago Illinois Park District
 Harbor Facility Revenue
 5.50%, due 1/1/09.............  $2,085,000      $  2,337,056
Chicago Illinois Water Revenue
 6.50%, due 11/1/15 (d)........  3,005,000          3,741,135
Due Page & Cook Counties
 Illinois
 Community Consolidated
 School District No 181
 5.00%, due 6/1/19.............  3,500,000          3,685,885
 5.25%, due 6/1/21.............  2,750,000          2,928,145
Illinois Health Facilities
 Authority Revenue
 5.625%, due 1/1/28 (d)........  5,000,000          4,940,500
 5.75%, due 7/1/29.............  2,000,000          1,995,960
 6.25%, due 11/15/29...........  4,000,000          4,163,240
Illinois State Sales Tax
 Revenue
 Second Series
 5.50%, due 6/15/16-6/15/17....  6,645,000          7,528,523
Regional Transportation
 Authority of
 Illinois, Series C
 7.10%, due 6/1/25.............  1,500,000          1,652,310
State of Illinois
 First Series
 5.25%, due 12/1/20............  2,000,000          2,141,160
 5.375%, due 11/1/16...........  2,000,000          2,203,620
 5.75%, due 6/1/14.............  3,450,000          4,037,570
                                                 ------------
                                                   47,741,845
                                                 ------------
INDIANA (1.6%)
Indianapolis Indiana Local
 Public
 Improvement Bond Bank
 Series D
 6.75%, due 2/1/20.............  6,000,000          6,147,780
                                                 ------------
IOWA (0.2%)
Des Moines Iowa
 Series A
 6.00%, due 6/1/13.............    550,000            584,276
                                                 ------------

KANSAS (2.3%)
Burlington Pollution Control
 Revenue
 Kansas Gas & Electric Co.
 Project
 7.00%, due 6/1/31 (d).........  8,300,000          8,688,440
                                                 ------------

LOUISIANA (2.9%)
Lake Charles Louisiana Harbor &
 Terminal District Port
 Facilities
 Revenue, Truckline Long Co.
 7.75%, due 8/15/22 (d)........  8,500,000          8,887,600

Louisiana State Offshore
 Terminal
 Authority, Deepwater Port
 Revenue
 Series E
 7.60%, due 9/1/10.............  $2,135,000      $  2,145,312
                                                 ------------
                                                   11,032,912
                                                 ------------
MAINE (0.3%)
Maine Municipal Bond Bank
 Sewer & Water Revenue
 Series A
 6.60%, due 11/1/15............  1,000,000          1,024,260
                                                 ------------

MASSACHUSETTS (4.6%)
Massachusetts Bay
 Transportation
 Authority Assessment
 Series A
 5.25%, due 7/1/16.............  4,430,000          4,854,926
 5.75%, due 7/1/18.............  2,500,000          2,816,425
Massachusetts State
 Consolidated Loan
 Series C
 5.50%, due 10/1/09............  4,000,000          4,593,040
Massachusetts State Health &
 Educational Facilities
 Partners Healthcare Systems
 Series C
 5.75%, due 7/1/32.............  5,000,000          5,202,200
                                                 ------------
                                                   17,466,591
                                                 ------------
MISSISSIPPI (1.0%)
Mississippi Home Corporation
 Single
 Family Revenue Mortgage
 Series A-2
 4.70%, due 6/1/24 (b).........  1,175,000          1,238,285
 5.45%, due 6/1/24 (b).........  2,375,000          2,440,194
                                                 ------------
                                                    3,678,479
                                                 ------------
MISSOURI (1.9%)
Missouri State
 Fourth State Building
 Series A
 5.00%, due 10/1/16 (d)........  4,685,000          5,089,456
Missouri State Highways &
 Transport
 Commission, State Road Revenue
 Series A
 5.25%, due 2/1/20.............  2,000,000          2,129,200
                                                 ------------
                                                    7,218,656
                                                 ------------
MONTANA (0.6%)
Forsyth Montana Pollution
 Control
 Revenue, Puget Sound
 Power & Light
 6.80%, due 3/1/22 (d).........  2,200,000          2,253,482
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEBRASKA (0.6%)
Nebraska Investment Finance
 Authority, Single Family
 Housing Revenue, Series C
 6.30%, due 9/1/28 (b).........  $1,990,000      $  2,085,360
                                                 ------------

NEVADA (2.9%)
Carson City Nevada Hospital
 Revenue
 Carson-Tahoe Hospital Project
 5.75%, due 9/1/31.............  2,850,000          2,862,141
Clark County Nevada Bond Bank
 5.50%, due 7/1/14.............  5,460,000          6,138,460
Clark County Nevada Pollution
 Control Revenue
 Nevada Power Co. Project,
 Series B
 6.60%, due 6/1/19 (d).........  1,925,000          1,996,033
                                                 ------------
                                                   10,996,634
                                                 ------------
NEW JERSEY (4.5%)
Cape May County New Jersey
 Industrial Pollution Control
 Finance Authority
 Atlantic City Electric Co.,
 Project A
 7.20%, due 11/1/29 (b)........  3,000,000          3,346,560
New Jersey Economic Development
 Authority Revenue
 Transportation Project, Series
 A
 5.875%, due 5/1/14............  8,000,000          9,227,520
New Jersey State Trust Fund
 Transportation Authority
 System Series C
 5.50%, due 12/15/17...........  3,810,000          4,404,170
                                                 ------------
                                                   16,978,250
                                                 ------------
NEW YORK (15.7%)
Long Island Power Authority
 New York Electric System
 Revenue General, Series A
 5.50%, due 12/1/12............  2,470,000          2,849,046
Metropolitan Transportation
 Authority New York
 Commuter Facilities Revenue
 Series A
 5.625%, due 7/1/27............  9,500,000         11,044,795
 5.75%, due 7/1/21.............  1,000,000          1,168,460
Metropolitan Transportation
 Authority New York Revenue
 Series A
 5.00%, due 11/15/25 (d).......  1,500,000          1,527,420
Nassau County New York
 Financial Authority
 Sales Tax Secured, Series A
 5.75%, due 11/15/12...........  1,000,000          1,148,790

New York City General
 Obligation
 Series B
 5.60%, due 8/15/10............  $1,000,000      $  1,037,100
 Series G
 5.625%, due 8/1/13............   2,000,000         2,161,860
 Series E
 5.875%, due 8/1/13............  10,000,000        10,563,500
 Series A
 7.75%, due 8/15/07-8/15/15....     50,000             50,775
 Series D
 8.00%, due 8/1/04.............     30,000             30,378
New York State Dormitory
 Authority
 Lease Revenue
 Court Facilities
 5.75%, due 5/15/30............  2,000,000          2,191,420
New York State Dormitory
 Authority
 Revenue
 Series C
 7.375%, due 5/15/10...........  4,720,000          5,704,639
 Series B
 7.50%, due 5/15/11 (d)........  1,740,000          2,230,001
 7.50%, due 5/15/11............  2,870,000          3,531,621
 New York University
 Series A
 6.00%, due 7/1/19.............  3,700,000          4,445,180
 State Personal Income Tax
 Education
 5.00%, due 3/15/32............  2,500,000          2,516,700
New York State Environmental
 Facilities Corp. Pollution
 Control
 Revenue, State Water
 Series A
 7.50%, due 6/15/12............    295,000            302,818
 Series B
 7.50%, due 3/15/11............     55,000             55,284
New York State Thruway
 Authority
 Highway & Bridge Trust Fund
 Series B-1
 5.75%, due 4/1/16.............  2,500,000          2,851,725
 Service Contract Revenue
 Local Highway & Bridge
 Series B-1
 5.75%, due 4/1/16.............    100,000            114,488
Triborough Bridge & Tunnel
 Authority New York
 Revenues
 5.00%, due 11/15/32 (d).......  3,500,000          3,544,731
                                                 ------------
                                                   59,070,731
                                                 ------------
NORTH CAROLINA (3.8%)
North Carolina Eastern
 Municipal
 Power Agency Systems Revenue
 Series D
 6.75%, due 1/1/26.............  2,000,000          2,166,400

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
North Carolina Housing Finance
 Agency Home Ownership Series
 13-A
 4.25%, due 1/1/28 (b).........  $4,245,000      $  4,419,597
North Carolina Municipal Power
 Agency N1 Catawba Electric
 Revenue, Series B
 6.50%, due 1/1/20.............  7,000,000          7,570,710
                                                 ------------
                                                   14,156,707
                                                 ------------
OHIO (0.9%)
Lorain County Ohio Hospital
 Revenue
 Catholic Healthcare
 5.375%, due 10/1/30...........  3,500,000          3,531,430
                                                 ------------

PENNSYLVANIA (3.1%)
Allegheny County Port Authority
 Special Revenue Transportation
 6.25%, due 3/1/16.............  3,750,000          4,495,088
 6.375%, due 3/1/15............  3,120,000          3,761,815
Philadelphia Pennsylvania
 School
 District, Series A
 5.75%, due 2/1/11.............  3,000,000          3,480,720
                                                 ------------
                                                   11,737,623
                                                 ------------
PUERTO RICO (1.2%)
Puerto Rico Commonwealth
 Infrastructure Financial
 Authority Special, Series A
 5.50%, due 10/1/17............  1,500,000          1,673,955
Puerto Rico Electric Power
 Authority Revenue
 Series HH
 5.25%, due 7/1/29.............  2,750,000          2,885,438
                                                 ------------
                                                    4,559,393
                                                 ------------
SOUTH CAROLINA (3.0%)
Charleston County South
 Carolina
 Public Improvement
 6.125%, due 9/1/11 (d)........  2,425,000          2,868,096
Lexington County South Carolina
 Health Services District Inc.
 Hospital Revenue
 5.50%, due 11/1/32 (d)........  2,000,000          1,978,140
South Carolina Jobs Economic
 Development Authority Revenue
 Bon Secours Health Systems
 5.625%, due 11/15/30..........  4,500,000          4,462,110

Tobacco Settlement Revenue
 Management Authority
 South Carolina
 Series B
 6.375%, due 5/15/28...........  $2,150,000      $  2,136,434
                                                 ------------
                                                   11,444,780
                                                 ------------
TEXAS (7.2%)
Austin Texas Water & Wastewater
 System Revenue
 5.75%, due 5/15/15 (d)........  2,900,000          3,301,447
Dallas Fort Worth Texas
 International
 Airport Facilities Improvement
 Revenue, Series A
 6.00%, due 11/1/28 (b)........  4,000,000          4,417,360
El Paso Texas Certificates
 Obligation
 5.875%, due 8/15/11...........  1,000,000          1,137,250
Harris County Texas Health
 Facility
 Development Corp. Hospital
 Revenue
 Memorial Hermann Healthcare
 Series A
 6.375%, due 6/1/29............  1,500,000          1,580,160
 Saint Luke's Episcopal
 Hospital
 Series A
 5.375%, due 2/15/26...........  4,000,000          4,040,960
Jefferson County Texas Health
 Facility Development
 Corporation
 Texas Baptist Hospitals
 5.20%, due 8/15/21............  1,250,000          1,285,700
San Antonio Texas Electric &
 Gas
 Series 2000
 5.00%, due 2/1/17 (d).........  5,000,000          5,490,600
Tarrant Regional Water District
 Texas Water Revenue
 5.25%, due 3/1/17 (d).........  2,500,000          2,731,475
Texas State College
 Student Loan
 5.50%, due 8/1/10 (b).........  1,760,000          1,968,243
Texas State University
 System Revenue Financing
 Series A
 5.00%, due 3/15/13............  1,000,000          1,078,910
                                                 ------------
                                                   27,032,105
                                                 ------------
WASHINGTON (1.9%)
Seattle Washington Municipal
 Light & Power Revenue
 6.00%, due 10/1/15............  6,500,000          7,301,385
                                                 ------------

WEST VIRGINIA (0.3%)
Kanawha Mercer Nicholas
 Counties
 West Virginia Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15
 (d)...........................  2,230,000          1,243,537
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
WISCONSIN (5.1%)
Badger Tobacco Asset
 Securitization Corp. Wisconsin
 Asset-Backed Bonds
 6.125%, due 6/1/27............  $6,750,000      $  6,590,970
 6.375%, due 6/1/32............  2,800,000          2,763,208
State of Wisconsin
 Series C
 5.75%, due 5/1/11.............  1,045,000          1,196,953
 6.00%, due 5/1/12.............  4,590,000          5,289,424
 Series F
 5.50%, due 5/1/13.............  1,030,000          1,174,705
State of Wisconsin Health &
 Education Facilities Authority
 Revenue Wheaton
 Franciscan Services
 5.75%, due 8/15/25 (d)........  2,000,000          2,029,740
                                                 ------------
                                                   19,045,000
                                                 ------------
Total Long-Term Municipal Bonds
 (Cost $337,575,500)...........                   358,248,800
                                                 ------------
CUMULATIVE PREFERRED STOCK (2.6%)

Charter Mac Equity Issuer Trust
 Series A-1
 7.10%, due 6/30/09 (a)........  9,000,000          9,670,230
                                                 ------------
Total Cumulative Preferred
 Stock
 (Cost $9,025,336).............                     9,670,230
                                                 ------------
SHORT-TERM INVESTMENTS (3.7%)

NORTH CAROLINA (1.2%)
University North Carolina
 Hospital
 Chapel Hill Revenue
 Series A
 1.63%, due 2/15/31 (c)........  $4,700,000      $  4,700,000
                                                 ------------

NEVADA (2.5%)
Clark County Nevada
 School District, Series B
 1.48%, due 6/15/21 (c)........  9,250,000          9,250,000
                                                 ------------
Total Short-Term Investments
 (Cost $13,950,000)............                    13,950,000
                                                 ------------
Total Investments
 (Cost $360,550,836) (e).......      101.3%       381,869,030(f)
Liabilities in Excess of
 Cash and Other Assets.........       (1.3)        (4,833,585)
                                 ----------      ------------
Net Assets.....................      100.0%      $377,035,445
                                 ==========      ============

-------
(a)  May be sold to Institutional Investors only.
(b)  Interest on these securities is subject to alternative
     minimum tax.
(c)  Variable rate securities that may be tendered back to
     the issuer at any time prior to maturity at par.
(d)  Prerefunding Securities-issuer has or will issue new
     bonds and use the proceeds to purchase Treasury
     securities that mature at or near the same date as the
     original issue's call date.
(e)  The cost for federal income tax purposes is
     $360,595,235.
(f)  At December 31, 2002, net unrealized appreciation was
     $21,273,795, based on cost for federal tax purposes.
     This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $22,989,926 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $1,716,131.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $360,550,836).............................................       $381,869,030
Cash........................................................              4,938
Receivables:
  Interest..................................................          4,939,198
  Investment securities sold................................            200,000
  Fund shares sold..........................................            246,972
Other assets................................................             23,266
                                                                   ------------
        Total assets........................................        387,283,404
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          9,603,149
  Manager...................................................            194,545
  Fund shares redeemed......................................            172,044
  NYLIFE Distributors.......................................             69,380
  Transfer agent............................................             55,747
  Trustees..................................................              4,297
  Custodian.................................................              3,146
Accrued expenses............................................            145,651
                                                                   ------------
        Total liabilities...................................         10,247,959
                                                                   ------------
Net assets..................................................       $377,035,445
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     46,052
  Class B...................................................            322,777
  Class C...................................................              7,542
Additional paid-in capital..................................        386,131,368
Accumulated net realized loss on investments................        (30,790,488)
Net unrealized appreciation on investments..................         21,318,194
                                                                   ------------
Net assets..................................................       $377,035,445
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 46,131,432
                                                                   ============
Shares of beneficial interest outstanding...................          4,605,208
                                                                   ============
Net asset value per share outstanding.......................       $      10.02
Maximum sales charge (4.50% of offering price)..............               0.47
                                                                   ------------
Maximum offering price per share outstanding................       $      10.49
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $323,348,608
                                                                   ============
Shares of beneficial interest outstanding...................         32,277,717
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.02
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  7,555,405
                                                                   ============
Shares of beneficial interest outstanding...................            754,214
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.02
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Interest..................................................       $19,125,408
                                                                   -----------
Expenses:
  Manager...................................................         2,197,934
  Distribution--Class B.....................................           796,262
  Distribution--Class C.....................................            12,025
  Service--Class A..........................................           107,519
  Service--Class B..........................................           796,262
  Service--Class C..........................................            12,025
  Transfer agent............................................           330,533
  Professional..............................................            75,981
  Recordkeeping.............................................            63,298
  Shareholder communication.................................            57,160
  Custodian.................................................            37,100
  Trustees..................................................            20,551
  Registration..............................................             5,245
  Miscellaneous.............................................            88,095
                                                                   -----------
    Total expenses..........................................         4,599,990
                                                                   -----------
Net investment income.......................................        14,525,418
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................           416,471
  Futures transactions......................................          (368,663)
                                                                   -----------
Net realized gain on investments............................            47,808
                                                                   -----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................        14,660,165
  Futures transactions......................................           200,000
                                                                   -----------
Net unrealized gain on investments..........................        14,860,165
                                                                   -----------
Net realized and unrealized gain on investments.............        14,907,973
                                                                   -----------
Net increase in net assets resulting from operations........       $29,433,391
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $14,525,418    $ 15,366,501
  Net realized gain on investments..........................       47,808       1,914,631
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   14,860,165      (4,189,627)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......   29,433,391      13,091,505
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................   (1,815,005)     (1,463,396)
    Class B.................................................  (12,523,554)    (13,854,015)
    Class C.................................................     (192,828)        (53,528)
                                                              ------------   ------------
      Total dividends to shareholders.......................  (14,531,387)    (15,370,939)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   89,117,501      53,389,585
    Class B.................................................   23,954,794      24,464,236
    Class C.................................................   12,490,411       1,250,466
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................    1,202,975       1,167,245
    Class B.................................................    8,110,690       8,874,295
    Class C.................................................      142,364          35,759
                                                              ------------   ------------
                                                              135,018,735      89,181,586
Cost of shares redeemed:
    Class A.................................................  (85,708,671)    (36,941,728)
    Class B.................................................  (36,553,847)    (37,789,297)
    Class C.................................................   (6,835,348)       (813,700)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    5,920,869      13,636,861
                                                              ------------   ------------
      Net increase in net assets............................   20,822,873      11,357,427
NET ASSETS:
Beginning of year...........................................  356,212,572     344,855,145
                                                              ------------   ------------
End of year.................................................  $377,035,445   $356,212,572
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                           Class A
                                                              ------------------------------------------------------------------
                                                                                   Year ended December 31,
                                                              ------------------------------------------------------------------
                                                                 2002           2001          2000          1999          1998
                                                              ----------      --------      --------      --------      --------
Net asset value at beginning of period......................   $   9.62       $   9.68      $   9.08      $  10.20      $  10.19
                                                               --------       --------      --------      --------      --------
Net investment income.......................................       0.41           0.45          0.47          0.45          0.47
Net realized and unrealized gain (loss) on investments......       0.40          (0.06)         0.60         (1.12)         0.03
                                                               --------       --------      --------      --------      --------
Total from investment operations............................       0.81           0.39          1.07         (0.67)         0.50
                                                               --------       --------      --------      --------      --------
Less dividends:
 From net investment income.................................      (0.41)         (0.45)        (0.47)        (0.45)        (0.49)
                                                               --------       --------      --------      --------      --------
Net asset value at end of year..............................   $  10.02       $   9.62      $   9.68      $   9.08      $  10.20
                                                               ========       ========      ========      ========      ========
Total investment return (a).................................       8.61%          4.04%        12.15%        (6.75%)        4.98%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................       4.19%          4.59%         5.05%         4.62%         4.61%
   Expenses.................................................       1.03%          1.03%         1.03%         1.02%         1.02%
Portfolio turnover rate.....................................         39%            57%           56%          101%          116%
Net assets at end of period (in 000's)......................   $ 46,131       $ 39,760      $ 22,495      $ 13,676      $ 17,868

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                          Class B                                                   Class C
    ----------------------------------------------------   ---------------------------------------------------------
                                                                                                       September 1*
                  Year ended December 31,                           Year ended December 31,               through
    ----------------------------------------------------   -----------------------------------------   December 31,
      2002       2001       2000       1999       1998       2002       2001       2000       1999         1998
    --------   --------   --------   --------   --------   --------   --------   --------   --------   -------------
    $   9.62   $   9.68   $   9.09   $  10.21   $  10.19   $   9.62   $   9.68   $   9.09   $  10.21     $  10.25
    --------   --------   --------   --------   --------   --------   --------   --------   --------     --------
        0.39       0.42       0.45       0.43       0.45       0.39       0.42       0.45       0.43         0.15
        0.40      (0.06)      0.59      (1.12)      0.03       0.40      (0.06)      0.59      (1.12)       (0.04)
    --------   --------   --------   --------   --------   --------   --------   --------   --------     --------
        0.79       0.36       1.04      (0.69)      0.48       0.79       0.36       1.04      (0.69)        0.11
    --------   --------   --------   --------   --------   --------   --------   --------   --------     --------
       (0.39)     (0.42)     (0.45)     (0.43)     (0.46)     (0.39)     (0.42)     (0.45)     (0.43)       (0.15)
    --------   --------   --------   --------   --------   --------   --------   --------   --------     --------
    $  10.02   $   9.62   $   9.68   $   9.09   $  10.21   $  10.02   $   9.62   $   9.68   $   9.09     $  10.21
    ========   ========   ========   ========   ========   ========   ========   ========   ========     ========
        8.34%      3.79%     11.75%     (6.96%)     4.83%      8.34%      3.79%     11.75%     (6.96%)       1.09%
        3.94%      4.34%      4.80%      4.37%      4.36%      3.94%      4.34%      4.80%      4.37%        4.36%+
        1.28%      1.28%      1.28%      1.27%      1.27%      1.28%      1.28%      1.28%      1.27%        1.27%+
          39%        57%        56%       101%       116%        39%        57%        56%       101%         116%
    $323,349   $314,867   $321,230   $358,417   $461,420   $  7,555   $  1,586   $  1,130   $    490     $      5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at

Notes to Financial Statements

the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last posted settlement price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks. The Fund did not hold any futures at year end.

MainStay Tax Free Bond Fund

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise-tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss and additional paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

                  ACCUMULATED
                 NET INVESTMENT              ADDITIONAL
                      LOSS                 PAID-IN CAPITAL
                 --------------            ---------------
                     $5,969                    $(5,969)

The reclassification for the Fund are primarily due to a reclassification of distributions.

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets for the years ended December 31, 2002 and December 31, 2001, represent tax-based distributions of tax exempt income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily. Discounts and Premiums on securities purchased by the Fund are accreted and amortized respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the year ended December 31, 2002, the Manager earned from the fund $2,197,934.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

MainStay Tax Free Bond Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,415 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $11,059, $162,991 and $1,859, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2002, amounted to $330,533.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic attended plus reimbursement for travel and out-of-pocket expenses. The Lead Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional Fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $7,340 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $63,298 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

    ACCUMULATED CAPITAL            UNREALIZED           TOTAL ACCUMULATED
     AND OTHER LOSSES             APPRECIATION                 LOSS
    -------------------           ------------          -----------------
       $(30,746,089)              $21,273,795              $(9,472,294)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $30,746,088, were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS                                                AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             -------
     2003...................................................  $ 3,256
     2007...................................................   12,037
     2008...................................................   15,453
                                                              -------
                                                              $30,746
                                                              =======

During the year ended December 31, 2002, for federal income tax purposes, the fund utilized capital loss carryforward of $162,076 to offset realized gains.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $138,349 and $147,592, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                              YEAR ENDED                                YEAR ENDED
                                           DECEMBER 31, 2002                         DECEMBER 31, 2001
                                  -----------------------------------       -----------------------------------
                                  CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                  -------       -------       -------       -------       -------       -------
Shares sold.....................   9,102         2,432         1,271         5,469         2,501          128
Shares issued in reinvestment of
  dividends.....................     123           826            14           120           912            3
                                  ------        ------         -----        ------        ------          ---
                                   9,225         3,258         1,285         5,589         3,413          131
Shares redeemed.................  (8,753)       (3,721)         (696)       (3,781)       (3,870)         (83)
                                  ------        ------         -----        ------        ------          ---
Net increase (decrease).........     472          (463)          589         1,808          (457)          48
                                  ======        ======         =====        ======        ======          ===

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Tax Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Tax Free Bond Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1 As of December 31, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MST11- 02/03
                                                              13

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Tax Free Bond Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                              2
                                                              $10,000 Invested in MainStay Total Return
                                                              Fund versus S&P 500(R) Index, Total Return
                                                              Composite Index, and Inflation--Class A,
                                                              Class B, and Class C Shares                     3
                                                              Portfolio Management Discussion and
                                                              Analysis                                        5
                                                              Year-by-Year Performance                        6
                                                              Returns and Lipper Rankings as of
                                                              12/31/02                                       11
                                                              Portfolio of Investments                       13
                                                              Financial Statements                           21
                                                              Notes to Financial Statements                  26
                                                              Report of Independent Accountants              35
                                                              Trustees and Officers                          36
                                                              The MainStay(R) Funds                          39

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long- term investing.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2003

$10,000 Invested in MainStay Total Return
Fund versus S&P 500(R) Index, Total Return
Composite Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -22.28%, 5 Years -0.68%, 10 Years 6.03% [CLASS A LINE GRAPH]

                                           MAINSTAY TOTAL                                 TOTAL RETURN
YEAR-END                                    RETURN FUND           S&P 500 INDEX1        COMPOSITE INDEX2       INFLATION (CPI)3
--------                                   --------------         --------------        ----------------       ----------------
12/92                                       $  94,50.00            $ 10,000.00            $ 10,000.00            $ 10,000.00
12/93                                         104,42.00              11,008.00              10,567.00              10,282.00
12/94                                         101,91.00              11,153.00              10,616.00              10,548.00
12/95                                         131,11.00              15,343.00              13,744.00              10,817.00
12/96                                         148,45.00              18,866.00              15,822.00              11,182.00
12/97                                         175,53.00              25,163.00              19,315.00              11,372.00
12/98                                         222,80.00              32,354.00              24,487.00              11,558.00
12/99                                         259,47.00              39,163.00              29,088.00              11,868.00
12/00                                         247,86.00              35,604.00              26,321.00              12,268.00
12/01                                         218,30.00              31,373.00              24,019.00              12,458.00
12/02                                         179,55.00              24,441.00              20,700.00              12,761.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -22.41%, 5 Years -0.58%, 10 Years 6.08% Class C Total Returns: 1 Year -19.18%, 5 Years -0.29%, 10 Years 6.08% [CLASS B & C LINE GRAPH]

                                           MAINSTAY TOTAL                                 TOTAL RETURN
YEAR-END                                    RETURN FUND           S&P 500 INDEX1        COMPOSITE INDEX2       INFLATION (CPI)3
--------                                   --------------         --------------        ----------------       ----------------
12/92                                      $  10,000.00            $ 10,000.00            $ 10,000.00            $ 10,000.00
12/93                                         11,050.00              11,008.00              10,567.00              10,282.00
12/94                                         10,784.00              11,153.00              10,616.00              10,548.00
12/95                                         13,799.00              15,343.00              13,744.00              10,817.00
12/96                                         15,556.00              18,866.00              15,822.00              11,182.00
12/97                                         18,301.00              25,163.00              19,315.00              11,372.00
12/98                                         23,051.00              32,354.00              24,487.00              11,558.00
12/99                                         26,648.00              39,163.00              29,088.00              11,868.00
12/00                                         25,290.00              35,604.00              26,321.00              12,268.00
12/01                                         22,102.00              31,373.00              24,019.00              12,458.00
12/02                                         18,042.00              24,441.00              20,700.00              12,761.00

-------

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO
    MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT
    SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE,
    AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN
    THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 12/31/94.
    Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 8/31/98. Class
    B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.
1   "S&P 500(R)" is a trademark of The McGraw-Hill Companies,
    Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.


2   The Fund's Total Return Composite Index is comprised of the
    Russell 1000(R) Growth Index and the Lehman Brothers(R)
    Aggregate Bond Index weighted 60%/40%, respectively. The
    Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest
    U.S. companies based on total market capitalization. The
    Lehman Brothers Aggregate Bond Index is an unmanaged index that includes fixed-rated debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and must have an outstanding par value of at least $150 million. The Lehman
    Brothers Aggregate Bond Index is comprised of the Lehman
    Brothers Government/Corporate, the Mortgaged-Backed
    Securities, and the Asset-Backed Securities Indices. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or composite.
3 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

In 2002, equity investors faced unusual challenges that led to potential opportunities for bond investors. The year began with news of accounting scandals and corporate malfeasance at a number of high-profile companies. As the year progressed, bankruptcies at Enron, WorldCom, Kmart, Global Crossing, and Conseco all took a toll on investor confidence.

The economy was weak and the outlook remained relatively uncertain, despite low interest rates that prompted a housing boom and led many homeowners to refinance their mortgages. Consumers continued to spend through most of the year, but corporations generally did not. Consumer confidence declined along with the stock market from March through the end of the year.

As stock prices fell, a general flight to quality caused investment-grade debt to outperform, with long-term Treasuries showing particular strength. Corporate bonds suffered amid widespread credit concerns, and high-yield debt faced a difficult year. Meanwhile, geopolitical tensions--including terrorism in the Middle East, disarmament issues in Iraq, and a nuclear threat from North Korea--all contributed to investor uncertainty. By the fourth quarter of 2002, the price of oil had risen to $32 per barrel.

In November 2002, the Federal Reserve lowered the targeted federal funds rate by 50 basis points to stimulate the struggling U.S. economy. Although equities rallied in the fourth quarter, major stock-market indices closed 2002 with negative results for the third year in a row.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Total Return Fund returned -17.75% for Class A shares and -18.37% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -11.71% return of the average Lipper(1) balanced fund over the same period. All share classes outperformed the -22.10% return of the S&P 500(R) Index(2) but underperformed the -13.82% return of the Fund's Total Return Composite Index(3) for the year ended December 31, 2002.

EQUITY POSITIONING

The equity portion of the Fund's portfolio sought balance and diversification among both stable and cyclical growth companies. We focused on companies with consistent gains in sales and earnings, emphasizing names that appeared to be well positioned to benefit from an economic recovery. Over the first nine months of 2002, we reduced the Fund's information technology exposure as

-------

1 See footnote and table on page 11 for more information about Lipper Inc.


2 See footnote on page 3 for more information about the S&P 500 Index.


3 See footnote page 4 for more information about the Fund's Total Return
  Composite Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[BAR CHART]

YEAR-END                                                                    TOTAL RETURN %
--------                                                                    --------------
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            28.66
12/96                                                                            13.22
12/97                                                                            18.24
12/98                                                                            26.93
12/99                                                                            16.46
12/00                                                                            -4.48
12/01                                                                           -11.92
12/02                                                                           -17.75

Returns reflect the historical performance of the Class B shares through 12/94. See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[BAR CHART]

YEAR-END                                                                    TOTAL RETURN %
--------                                                                    --------------
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            27.96
12/96                                                                            12.73
12/97                                                                            17.65
12/98                                                                            25.96
12/99                                                                            15.60
12/00                                                                            -5.10
12/01                                                                           -12.61
12/02                                                                           -18.37

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

demand weakened. In the fourth quarter, we selectively added technology issues, when it appeared that technology spending had bottomed.

The Fund reduced its retail stock exposure as consumer spending slowed over the course of the year. Although retail stocks generally outperformed the market in 2002, the reductions proved beneficial in the fourth quarter, when retail sales were particularly weak.

We changed the Fund's mix of industrial stocks by selling large positions in Tyco International and General Electric and by diversifying the Fund's holdings into aerospace & defense, chemicals, transportation-services, and diversified--
-------

1 See footnote and table on page 11 for more information about Lipper Inc.


2 See footnote on page 3 for more information about the S&P 500 Index.


3 See footnote page 4 for more information about the Fund's Total Return
  Composite Index.

manufacturing stocks. In each case, the Fund focused on companies that we believed were market leaders with strong earnings and the potential to benefit when the U.S. economy picks up steam.

The equity portion of Fund added to its holdings in the health care sector, specifically with issues in health care facilities, managed health care, and medical products. The Fund also increased its weighting in consumer staples by adding stocks in the beverages industry and the food & drug retailing industry. Although past performance is no guarantee of future results, the companies we selected have offered consistent growth across a wide range of economic scenarios.

United Healthcare, which benefited from record sales and earnings in 2002, was the strongest positive contributor to performance in the equity portion of the Fund's portfolio. Other strong performers in this portion of the Fund's portfolio included Bank of America, food retailer SYSCO, hospital operator HCA, and controls and tools manufacturer Danaher. All of these companies provided solid earnings in a challenging environment.

Unfortunately, weaker performers tended to have a greater impact on results in the equity portion of the Fund's portfolio. Tyco International was the major detractor, dropping more than 60% by early February and falling even further by year-end. Intel lost more than 50% when technology spending dried up. Baxter International suffered a sales slowdown, and Tenet Healthcare faced an investigation into its Medicare billing practices that took a substantial toll on the stock's performance.

Several new equity purchases during 2002 had a positive impact on the Fund's performance, including Danaher, Praxair, Kraft Foods, BB&T, and WellPoint Health Network. New stock purchases that detracted from the Fund's performance included United Technologies, Coca-Cola, PepsiCo, Walgreen, TJX, Applied Materials, KLA-Tencor, Morgan Stanley, American Express, Johnson & Johnson, and Tenet Healthcare.

The Fund eliminated its equity positions in Tyco International, American International Group, AOL Time Warner, and General Electric based on declining fundamentals at these companies. Although each of these stocks was sold at a loss, continuing price declines after the sales--especially at Tyco International--showed that the sales were prudent. The Fund also eliminated inconsistent equity performers, such as Safeway, Costco, FleetBoston Financial, Genzyme, and Abbott Laboratories. Each of these sales benefited the Fund, since prices continued to decline after the stocks were sold.

The equity portion of the Fund was overweighted in cyclical consumer discretionary stocks throughout the year, since we felt that consumer spending would continue to benefit the economy, and we believed that retail stocks were attractively valued. In the fourth quarter, investors sold consumer cyclical issues and moved into technology, and we modestly reduced the Fund's overweighted position in consumer cyclical stocks. The equity portion of the Fund also benefited from an overweighted position in the health care sector until the fourth quarter, when sector rotation and problems at Tenet Healthcare had a negative impact. We believe prices remain attractive relative to growth rates, and the equity portion of the Fund's portfolio remains slightly overweighted in the health care sector.

Since the telecommunication services sector was exceedingly weak in 2002, the equity portion of the Fund benefited from its absence from the sector throughout the year. We recently initiated positions in oil & gas drilling companies, seeking to benefit from improving supply-and-demand fundamentals and high oil and gas prices. Even so, the equity portion of the Fund remains underweighted in the energy sector. Although we look favorably on financial stocks, as of year-end 2002, the equity portion of the Fund was overweighted in the financials sector relative to the Russell 1000 Growth Index, but underweighted relative to the S&P 500.

BOND POSITIONING

In a year that favored income investments, the bond portion of the Fund's portfolio found value in inflation-protected Treasuries (TIPS) and Treasuries that mature between 2016 and 2030. We believe these older, or "off-the-run," bonds may offer appreciation potential as the yield gap between shorter- and longer-maturity Treasuries narrows. The absence of a 30-year bond auction supports our approach. Though TIPS were introduced five years ago, they lack the popularity of traditional Treasury securities and trade at a yield concession that is consistent with our longer-term investment horizon. We also believe that TIPS may show greater yield stability than other securities when the economy revives.

Bonds issued by housing government-sponsored enterprises such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank appear to be appropriately priced, with little room for improvement. We choose to underweight this sector of the market, on the belief that better value could be found elsewhere.

The bond portion of the Fund's portfolio benefited from a resilient market for residential mortgage-backed securities in 2002. Lower interest rates caused a surge of mortgage refinancings, but not enough to overwhelm the market. Banks were good buyers, turning to residential mortgage-backed securities to compensate for slower growth in their commercial and industrial loan portfolios. Many security dealers also pursued opportunities among collateralized mortgage obligations as the Treasury yield curve steepened.

Diversification plays an important role in the Fund's performance, and the bond portion of the Fund's portfolio may invest in a wide array of debt securities, including high-yield bonds. We believe that with Treasury yields as low as they are, nongovernment issues offer attractive yields and appreciation potential. The bond portion of the Fund's portfolio owns triple-A rated(4) commercial mortgage-backed securities, triple-A rated asset-backed securities, and a varied collection of corporate bonds with an emphasis on moderate-quality and lower-quality (triple-B and double-B rated)(5) issues. In selecting commercial mortgage-backed securities, we seek to ensure stability of cash flows with issues backed by a wide range of property types and mortgages that are several years old. Among asset-backed securities, we have been attracted to rate-reduction bonds. These securities are designed to help utilities in states that are shifting to a competitive electricity market. The bonds, which help utilities recover costs that would otherwise be lost, are collateralized by mandatory user tariffs that are passed along to investors.

We believe corporate bonds offer value relative to Treasuries because their spreads have considerable room to tighten when the economy recovers. We favor corporate bonds whose issuers have durable revenue streams. Earlier in the year, when trust in corporate governance came under fire, the Fund's corporate-bond holdings detracted from performance. During the fourth quarter, appetite for risk improved and investor preferences shifted toward corporate bonds, especially the type of moderate- and lower-quality issues that the bond portion of the Fund's portfolio had emphasized. Two triple-B rated examples are Citizens Communications and PSEG Power. Citizens is a moderate-sized telecommunications operator, with 2.5 million access lines in 24 states, primarily in rural and suburban markets. PSEG Power is a leading electric-power company that serves customers from Connecticut to Indiana. We felt that the market was improperly discounting the company's bonds, under the expectation that these companies would fall prey to the same ills that tripped up Enron and WorldCom. Price action in the fourth quarter validated our view, as prices rose sharply to better align each bond's value with the issuer's moderate financial risk profile.

The high-yield segment of the portfolio also posted solid gains during the fourth quarter on a balanced mix of cyclical and defensive credits. The cyclical credits emphasized basic materials and energy, while the defensive credits were centered in cable, media, and consumer products.

We seek to avoid duration bets or interest-rate speculation, and we generally maintain the duration of the bond portion of the Fund's portfolio close to the duration of the Lehman Aggregate Bond Index. During 2002, duration typically fell between 3.7 and 4.0 years.

At year-end 2002, the bond portion of the Fund's portfolio held 3.5% of its net assets in Treasuries, 3.2% in agencies, 14.1% in residential mortgage-backed

-------

4 Debt rated AAA has the highest rating assigned by Standard & Poor's. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

5 Debt rated BBB by Standard & Poor's is deemed to exhibit adequate protection parameters. It is Standard & Poor's opinion, however, that compared to bonds with higher ratings, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Debt rated BB by Standard & Poor's is less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's however, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

securities, 1.7% in commercial mortgage-backed securities, 1.6% in asset-backed securities, 10.5% in investment-grade corporate bonds, 3.9% in high-yield bonds, 0.4% in yankee bonds, and 1.1% in foreign bonds. The balance of the Fund was in money-market instruments.

LOOKING FORWARD

We remain optimistic about the equity outlook, since early signs of capital spending by businesses may lead to a turnaround in employment. We believe that if these trends continue, they may help sustain consumer spending going forward. We also believe that many corporations may be due for computer equipment upgrades, which could have a positive impact on the information technology sector. In the bond portion of the Fund's portfolio, we see the greatest total return potential outside the Treasury market, particularly if an economic turnaround can be sustained.

Global terrorism, geopolitical tensions, and the potential for direct conflict with Iraq may continue to affect the investment outlook. Whatever the markets or the economy may bring, the Fund will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Gary Goodenough
Christopher Harms
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 12/31/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                          SINCE INCEPTION
                      1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/02
    Class A          -17.75%        0.45%       6.63%          8.74%
    Class B          -18.37%       -0.29%       6.08%          8.37%
    Class C          -18.37%       -0.29%       6.08%          8.37%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                          SINCE INCEPTION
                      1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/02
    Class A          -22.28%       -0.68%       6.03%          8.33%
    Class B          -22.41%       -0.58%       6.08%          8.37%
    Class C          -19.18%       -0.29%       6.08%          8.37%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                           SINCE INCEPTION
                      1 YEAR       5 YEARS     10 YEARS    THROUGH 12/31/02
    Class A         466  out of  213  out of      n/a          106 out of
                    505  funds   328  funds                    175 funds
    Class B         478  out of  240  out of   64  out of       29 out of
                    505  funds   328  funds    86  funds        44 funds
    Class C         478  out of      n/a          n/a          309 out of
                    505  funds                                 355 funds
    Average Lipper
    balanced fund     -11.71%       1.37%        7.19%          8.98%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A     $15.29      $0.2846      $0.0000
    Class B     $15.32      $0.1561      $0.0000
    Class C     $15.32      $0.1561      $0.0000

-------

1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 12/29/87, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 12/29/87 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

Portfolio of Investments December 31, 2002

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
LONG-TERM BONDS (40.0%)+
ASSET-BACKED SECURITIES (1.6%)

AIRLINES (0.0%) (B)
Continental Airlines, Inc.
 Pass-Through Certificates
 Series 971B
 7.461%, due 4/1/13...........  $  460,041       $     325,142
                                                 -------------

AIRPLANE LEASES (0.0%) (B)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10...........     589,572             374,297
                                                 -------------

AUTO LEASES (0.7%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05...........   6,380,000           6,475,407
                                                 -------------

CONSUMER LOANS (0.2%)
Atlantic City Electric
 Transition Funding
 Series 2002-1 Class A4
 5.586%, due 10/20/23.........   1,600,000           1,624,432
                                                 -------------
DIVERSIFIED FINANCIALS (0.4%)
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/16..........   3,420,000           3,638,590
                                                 -------------
ELECTRIC UTILITIES (0.0%) (B)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17............     395,000             363,752
                                                 -------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Public Service New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08............   1,866,430           1,950,793
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).......   1,375,000             728,750
                                                 -------------
                                                     2,679,543
                                                 -------------
Total Asset-Backed Securities
 (Cost $15,802,064)...........                      15,481,163
                                                 -------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (14.4%)

AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08...........  $  450,000       $     429,750
                                                 -------------

AIR FREIGHT & LOGISTICS (0.0%) (B)
Atlas Air Worldwide Holdings,
 Inc.
 Series C
 8.01%, due 1/2/10............     292,233             118,457
                                                 -------------

AIRLINES (0.1%)
American Airlines, Inc.
 8.608%, due 4/1/11...........     320,000             258,484
Delta Air Lines, Inc.
 8.30%, due 12/15/29..........     660,000             389,400
 9.75%, due 5/15/21...........     125,000              81,250
                                                 -------------
                                                       729,134
                                                 -------------
AUTO COMPONENTS (0.0%) (B)
Lear Corp.
 Series B
 8.11%, due 5/15/09...........     185,000             195,638
                                                 -------------

AUTO LEASES (0.2%)
General Motors Acceptance
 Corp.
 2.135%, due 7/21/03 (f)......   1,890,000           1,875,744
                                                 -------------

AUTOMOBILES (0.3%)
Ford Motor Co.
 7.45%, due 7/16/31...........   3,615,000           3,144,577
                                                 -------------

BANKS (0.9%)
Bank of America Corp.
 7.40%, due 1/15/11...........   2,950,000           3,474,997
BankBoston North America
 7.00%, due 9/15/07...........   1,140,000           1,290,064
First Union Corp.
 6.55%, due 10/15/35..........   1,590,000           1,732,431
Wells Fargo Co.
 5.00%, due 11/15/14..........   1,555,000           1,570,654
                                                 -------------
                                                     8,068,146
                                                 -------------
BUILDING PRODUCTS (0.2%)
Masco Corp.
 6.50%, due 8/15/32...........   1,955,000           2,009,684
                                                 -------------

CHEMICALS (0.2%)
Equistar Chemical, L.P.
 7.55%, due 2/15/26...........     365,000             281,050
FMC Corp.
 10.25%, due 11/1/09 (c)......     380,000             410,400

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

CHEMICALS (CONTINUED)
Lyondell Chemical Co.
 9.50%, due 12/15/08..........  $  425,000       $     395,250
Millennium America, Inc.
 7.625%, due 11/15/26.........   1,065,000             885,281
                                                 -------------
                                                     1,971,981
                                                 -------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Waste Management, Inc.
 6.375%, due 11/15/12 (c).....   2,655,000           2,732,125
                                                 -------------

COMMUNICATIONS EQUIPMENT (0.0%) (B)
Motorola, Inc.
 6.45%, due 2/1/03............     190,000             190,000
 6.75%, due 2/1/06............     195,000             201,825
                                                 -------------
                                                       391,825
                                                 -------------
COMPUTERS & PERIPHERALS (0.2%)
International Business
 Machines Corp.
 4.75%, due 11/29/12..........   2,220,000           2,228,594
                                                 -------------

CONTAINERS & PACKAGING (0.0%) (B)
Owens-Brockway Glass
 Container, Inc.
 8.875%, due 2/15/09..........     340,000             350,200
                                                 -------------

DIVERSIFIED FINANCIALS (1.4%)
Associates Corp. of North
 America
 6.95%, due 11/1/18...........   1,970,000           2,232,260
Bear Stearns Co.
 5.70%, due 11/15/14..........     650,000             664,847
Bear Stearns Cos., Inc. (The)
 4.00%, due 1/31/08...........   2,830,000           2,852,198
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c).......     532,710             394,205
Countrywide Home Loans, Inc.
 5.625%, due 5/15/07..........   1,976,000           2,113,577
Ford Motor Credit Co.
 1.70%, due 6/20/03 (f).......   1,295,000           1,286,212
 6.50%, due 1/25/07...........   1,090,000           1,076,614
Household Finance Corp.
 6.375%, due 11/27/12.........     490,000             511,527
MBNA America Bank NA
 6.625%, due 6/15/12..........   2,155,000           2,193,564
                                                 -------------
                                                    13,325,004
                                                 -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
Citizens Communications Co.
 7.625%, due 8/15/08..........     925,000           1,024,127
 9.00%, due 8/15/31...........   4,250,000           4,974,434
 9.25%, due 5/15/11...........   1,145,000           1,363,710

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Intermedia Communications Inc.
 Series B
 8.875%, due 11/1/07 (k)......  $1,485,000       $     594,000
 11.25%, due 7/15/07 (k)......   1,930,000             772,000
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04...........  10,265,000           8,622,600
Qwest Corp.
 8.875%, due 3/15/12 (c)......     250,000             242,500
Sprint Capital Corp.
 5.875%, due 5/1/04...........     305,000             301,950
U.S. West Communications, Inc.
 5.625%, due 11/15/08.........      20,000              17,000
 7.20%, due 11/1/04...........     320,000             304,000
WorldCom, Inc.- WorldCom Group
 8.25%, due 5/15/31 (k).......   8,270,000           1,943,450
                                                 -------------
                                                    20,159,771
                                                 -------------
ELECTRIC UTILITIES (1.1%)
Consumers Energy Co.
 6.00%, due 3/15/05...........   2,785,000           2,760,623
 6.25%, due 9/15/06...........     460,000             452,436
Detroit Edison Co.
 5.05%, due 10/1/05...........   3,405,000           3,606,627
PPL Energy Supply LLC
 Series A
 6.40%, due 11/1/11 (c).......   3,730,000           3,710,738
                                                 -------------
                                                    10,530,424
                                                 -------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
 6.00%, due 8/15/32...........     970,000             984,800
Thomas & Betts Corp.
 6.29%, due 2/13/03...........     375,000             375,032
 6.625%, due 5/7/08...........      10,000               9,130
 8.25%, due 1/15/04...........     495,000             492,271
                                                 -------------
                                                     1,861,233
                                                 -------------
ENERGY EQUIPMENT & SERVICES (0.0%) (B)
Halliburton Co.
 6.00%, due 8/1/06............     370,000             377,400
 8.75%, due 2/15/21...........      55,000              55,000
                                                 -------------
                                                       432,400
                                                 -------------
FOOD PRODUCTS (0.1%)
Dole Food Co., Inc.
 6.375%, due 10/1/05..........     205,000             217,919
 7.875%, due 7/15/13..........     110,000             106,161
Smithfield Foods, Inc.
 7.625%, due 2/15/08..........     305,000             297,375
                                                 -------------
                                                       621,455
                                                 -------------
GAS UTILITIES (0.0%) (B)
El Paso Corp.
 7.80%, due 8/1/31............     100,000              62,000
                                                 -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (0.7%)
AmerisourceBergen Corp.
 8.125%, due 9/1/08...........  $  400,000       $     426,000
Anthem, Inc.
 6.80%, due 8/1/12............   2,071,000           2,253,457
Columbia/HCA Healthcare Corp.
 7.25%, due 5/20/08...........     920,000             985,134
 7.50%, due 11/15/95..........     330,000             307,801
 8.36%, due 4/15/24...........     210,000             222,347
 8.70%, due 2/10/10...........     680,000             775,760
HCA, Inc.
 8.75%, due 9/1/10............     335,000             385,551
Manor Care, Inc.
 8.00%, due 3/1/08............     765,000             807,075
McKesson Corp.
 7.65%, due 3/1/27............     345,000             371,330
Service Corp. International
 6.50%, due 3/15/08...........      70,000              62,650
 7.20%, due 6/1/06............     220,000             209,000
                                                 -------------
                                                     6,806,105
                                                 -------------
HOTELS, RESTAURANTS & LEISURE (0.3%)
Chumash Casino & Resort
 9.00%, due 7/15/10 (c).......     215,000             227,900
Circus Circus Enterprises,
 Inc.
 7.00%, due 11/15/36..........     200,000             192,327
Harrah's Operating Co., Inc.
 8.00%, due 2/1/11............     420,000             484,407
Hilton Hotels Corp.
 7.625%, due 5/15/08..........     445,000             455,299
Park Place Entertainment Corp.
 8.125%, due 5/15/11..........     210,000             217,875
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........   1,035,000             952,200
Station Casinos, Inc.
 8.375%, due 2/15/08..........     410,000             435,625
                                                 -------------
                                                     2,965,633
                                                 -------------
HOUSEHOLD DURABLES (0.2%)
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07...........   1,450,000           1,581,518
                                                 -------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Hasbro, Inc.
 5.60%, due 11/1/05...........     160,000             155,200
 8.50%, due 3/15/06...........     405,000             413,100
                                                 -------------
                                                       568,300
                                                 -------------
MACHINERY (0.1%)
Navistar International Corp.
 Series B
 9.375%, due 6/1/06...........     415,000             398,400

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
MACHINERY (CONTINUED)
SPX Corp.
 7.50%, due 1/1/13 (c)........  $  210,000       $     212,888
                                                 -------------
                                                       611,288
                                                 -------------
MEDIA (1.4%)
Belo Corp.
 8.00%, due 11/1/08...........     745,000             852,951
CSC Holdings, Inc.
 Series B
 7.625%, due 4/1/11...........     450,000             422,438
Comcast Cable Communications,
 Inc.
 6.75%, due 1/30/11...........     675,000             702,327
Continental Cablevision, Inc.
 8.30%, due 5/15/06...........     180,000             194,992
 8.625%, due 8/15/03..........     125,000             128,092
 8.875%, due 9/15/05..........     215,000             234,012
 9.50%, due 8/1/13............     300,000             347,380
Cox Communications, Inc.
 7.125%, due 10/1/12..........     405,000             449,847
 7.75%, due 11/1/10...........     195,000             222,096
Houghton Mifflin Co.
 7.00%, due 3/1/06............     205,000             209,100
 7.20%, due 3/15/11...........     210,000             207,900
Jones Intercable, Inc.
 8.875%, due 4/1/07...........     215,000             229,649
Liberty Media Corp.
 8.50%, due 7/15/29...........     670,000             723,155
News America, Inc.
 7.25%, due 5/18/18...........     775,000             764,797
Time Warner Entertainment Co.
 10.15%, due 5/1/12...........   5,765,000           7,275,125
Time Warner, Inc.
 6.625%, due 5/15/29..........     410,000             376,964
                                                 -------------
                                                    13,340,825
                                                 -------------
METALS & MINING (0.1%)
United States Steel LLC
 10.75%, due 8/1/08...........     535,000             526,975
                                                 -------------

MULTILINE RETAIL (0.6%)
Sears Roebuck Acceptance Corp.
 6.70%, due 4/15/12...........   2,095,000           1,988,608
Target Corp.
 6.35%, due 11/1/32...........   3,075,000           3,214,476
                                                 -------------
                                                     5,203,084
                                                 -------------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
AES Corp. (The)
 8.875%, due 2/15/11..........     290,000             168,200
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11 (k).....     550,000             209,000
PSE&G Power LLC
 6.875%, due 4/15/06..........   7,845,000           8,224,855
 8.625%, due 4/15/31..........     160,000             172,282

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Western Resources, Inc.
 6.875%, due 8/1/04...........  $  255,000       $     232,050
 7.125%, due 8/1/09...........     425,000             335,750
 7.875%, due 5/1/07...........     430,000             435,375
                                                 -------------
                                                     9,777,512
                                                 -------------
OIL & GAS (1.1%)
Conoco Funding Co.
 6.35%, due 10/15/11..........   4,745,000           5,298,642
Forest Oil Corp.
 8.00%, due 12/15/11..........     455,000             480,025
Kinder Morgan Energy Partners,
 L.P.
 5.35%, due 8/15/07...........   2,175,000           2,275,933
Ultramar Diamond Shamrock
 Corp.
 6.75%, due 10/15/37..........     460,000             463,011
Valero Energy Corp.
 7.50%, due 4/15/32...........   1,320,000           1,337,078
Vintage Petroleum, Inc.
 8.25%, due 5/1/12............     425,000             442,000
                                                 -------------
                                                    10,296,689
                                                 -------------
PAPER & FOREST PRODUCTS (0.6%)
Fort James Corp.
 6.625%, due 9/15/04..........     145,000             140,650
Georgia-Pacific Corp.
 9.50%, due 5/15/22...........     250,000             221,250
 9.625%, due 3/15/22..........     270,000             241,650
Pope & Talbot, Inc.
 8.375%, due 6/1/13...........     985,000             854,487
Rock-Tenn Co.
 8.20%, due 8/15/11...........   3,255,000           3,700,190
                                                 -------------
                                                     5,158,227
                                                 -------------
PHARMACEUTICALS (0.1%)
MedPartners, Inc.
 7.375%, due 10/1/06..........     550,000             561,000
                                                 -------------

REAL ESTATE (0.1%)
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11...........     525,000             565,353
Hospitality Properties Trust
 7.00%, due 3/1/08............     475,000             501,259
                                                 -------------
                                                     1,066,612
                                                 -------------
SOFTWARE (0.0%) (B)
Computer Associates, Inc.
 Series B
 6.25%, due 4/15/03...........     240,000             239,400
                                                 -------------

SPECIALTY RETAIL (0.1%)
AmeriGas Partners
 L.P./AmeriGas Eagle Finance
 Corp.
 8.875%, due 5/20/11..........     800,000             832,000

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
SPECIALTY RETAIL (CONTINUED)
Gap, Inc. (The)
 5.625%, due 5/1/03...........  $  370,000       $     370,925
                                                 -------------
                                                     1,202,925
                                                 -------------
TOBACCO (0.0%) (B)
Standard Commercial Tobacco
 Co., Inc.
 8.875%, due 8/1/05...........     389,000             400,670
                                                 -------------

UTILITIES-ELECTRIC & GAS (0.0%) (B)
El Paso Energy Partners
 10.625%, due 12/1/12.........     405,000             414,113
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.
 7.875%, due 3/1/11...........     320,000             321,600
 8.75%, due 3/1/31............   3,335,000           3,268,300
                                                 -------------
                                                     3,589,900
                                                 -------------
Total Corporate Bonds
 (Cost $139,325,675)..........                     135,548,918
                                                 -------------
FOREIGN BONDS (1.1%)

AIR FREIGHT & LOGISTICS (0.2%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c).......   1,750,000           1,960,473
                                                 -------------

BEVERAGES (0.2%)
CIA Brasil De Bebidas
 10.50%, due 12/15/11.........   2,260,000           2,045,300
                                                 -------------

FOREIGN GOVERNMENTS (0.3%)
Province of Quebec
 5.00%, due 7/17/09 (j).......   1,720,000           1,837,946
Russian Federation
 5.00%, due 3/31/30...........   1,233,000             974,070
                                                 -------------
                                                     2,812,016
                                                 -------------
PAPER & FOREST PRODUCTS (0.0%) (B)
Norske Skog Canada Ltd.
 8.625%, due 6/15/11..........     255,000             256,913
                                                 -------------

TELECOMMUNICATIONS (0.2%)
Vodafone Group PLC
 3.95%, due 1/30/08...........   1,575,000           1,584,751
                                                 -------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Stena AB
 9.625%, due 12/1/12 (c)......     280,000             289,100

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
FOREIGN BONDS (CONTINUED)

TRANSPORTATION INFRASTRUCTURE (CONTINUED)
Teekay Shipping Corp.
 8.875%, due 7/15/11..........  $  205,000       $     210,382
                                                 -------------
                                                       499,482
                                                 -------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rogers Wireless
 Communications, Inc.
 9.625%, due 5/1/11...........     965,000             911,925
                                                 -------------
Total Foreign Bonds
 (Cost $10,057,318)...........                      10,070,860
                                                 -------------
MORTGAGE-BACKED SECURITIES (1.7%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.7%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A1
 6.15%, due 5/15/35...........   1,836,984           1,968,740
Morgan Stanley Capital
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30..........   1,107,745           1,190,751
 Series 1997-WF1 Class A2
 7.22%, due 7/15/29 (c).......   3,300,000           3,759,515
Mortgage Capital Funding, Inc.
 MCFI 1998-MC3 A2
 6.337%, due 11/18/31.........   3,140,000           3,489,724
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 8/20/30..........   2,010,815           2,160,836
Permanent Financing PLC
 Series 1 Class 2A
 4.20%, due 6/10/05...........   2,830,000           2,939,133
                                                 -------------
Total Mortgage-Backed
 Securities
 (Cost $14,961,019)...........                      15,508,699
                                                 -------------
U.S. GOVERNMENT & FEDERAL AGENCIES (20.8%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (1.7%)
 3.875%, due 2/15/05 (g)......   8,900,000           9,275,874
 5.50%, due 1/1/32............   6,941,223           7,085,566
                                                 -------------
                                                    16,361,440
                                                 -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.5%)
 5.50%, due 1/17/17 TBA (d)...  10,625,000          11,006,842
 7.00%, due 7/15/05...........   2,625,000           2,942,966
                                                 -------------
                                                    13,949,808
                                                 -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (10.2%)
 5.50%, due 12/1/16-1/1/17....  28,628,215          29,723,158
 6.00%, due 5/1/29............   8,554,648           8,878,673

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 6.00%, due 8/1/32............  $15,591,513      $  16,139,726
 6.50%, due 6/1/31-10/1/31....   19,217,916         20,019,188
 7.00%, due 2/1/32............    8,328,975          8,760,782
 7.50%, due 8/1/31 (e)........   11,197,106         11,891,920
                                                 -------------
                                                    95,413,447
                                                 -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (3.9%)
 6.00%, due 4/15/29 (g).......   6,439,886           6,731,690
 6.00%, due 8/15/32...........  10,404,919          10,861,861
 7.00%, due 9/15/31...........   6,402,326           6,790,224
 7.50%, due 12/15/23-12/15/28
 (e)..........................  11,758,517          12,586,647
                                                 -------------
                                                    36,970,422
                                                 -------------
UNITED STATES TREASURY BONDS (2.8%)
 6.25%, due 8/15/23-5/15/30
 (g)..........................  15,155,000          17,986,873
 6.875%, due 8/15/25 (g)......   2,970,000           3,756,471
 8.75%, due 8/15/20...........   2,735,000           4,038,397
                                                 -------------
                                                    25,781,741
                                                 -------------
UNITED STATES TREASURY NOTES (0.7%)
 3.375%, due 1/15/07..........   5,195,000           6,437,916
 6.00%, due 8/15/09...........     430,000             499,942
                                                 -------------
                                                     6,937,858
                                                 -------------
Total U.S. Government &
 Federal Agencies
 (Cost $185,886,577)..........                     195,414,716
                                                 -------------
YANKEE BONDS (0.4%)

MARINE (0.1%)
Sea Containers Ltd.
 7.875%, due 2/15/08..........     210,000             136,500
 10.75%, due 10/15/06.........     650,000             520,000
                                                 -------------
                                                       656,500
                                                 -------------
MEDIA (0.2%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09..........     405,000             414,113
 7.30%, due 10/15/06..........     360,000             374,400
Rogers Cablesystem, Ltd.
 11.00%, due 12/1/15..........     450,000             465,750
Rogers Communications, Inc.
 8.875%, due 7/15/07..........     435,000             415,425
                                                 -------------
                                                     1,669,688
                                                 -------------
OIL & GAS (0.1%)
Husky Oil, Ltd.
 8.90%, due 8/15/28...........   1,370,000           1,513,264
                                                 -------------
Total Yankee Bonds
 (Cost $3,867,708)............                       3,839,452
                                                 -------------
Total Long-Term Bonds
 (Cost $369,900,361)..........                     375,863,808
                                                 -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                  SHARES             VALUE
                                ------------------------------
COMMON STOCKS (56.0%)

AEROSPACE & DEFENSE (2.9%)
General Dynamics Corp. (g)....     105,400       $   8,365,598
Lockheed Martin Corp. ........     136,100           7,859,775
United Technologies Corp. ....     183,600          11,372,184
                                                 -------------
                                                    27,597,557
                                                 -------------
AIR FREIGHT & LOGISTICS (1.2%)
FedEx Corp. ..................     213,000          11,548,860
                                                 -------------

AUTOMOBILES (1.7%)
Harley-Davidson, Inc. (g).....     353,100          16,313,220
                                                 -------------

BANKS (3.1%)
Bank of America Corp. ........     179,700          12,501,729
BB&T Corp. ...................     214,300           7,926,957
FifthThird Bancorp............     150,300           8,800,065
                                                 -------------
                                                    29,228,751
                                                 -------------
BEVERAGES (1.7%)
Coca-Cola Co. (The)...........     169,800           7,440,636
PepsiCo, Inc. ................     200,400           8,460,888
                                                 -------------
                                                    15,901,524
                                                 -------------
BIOTECHNOLOGY (0.9%)
Amgen Inc. (a)(g).............     174,200           8,420,828
                                                 -------------
CHEMICALS (1.7%)
Air Products & Chemicals,
 Inc. ........................     175,100           7,485,525
Praxair, Inc. ................     141,200           8,157,124
                                                 -------------
                                                    15,642,649
                                                 -------------
COMMERCIAL SERVICES & SUPPLIES (1.4%)
Cendant Corp. (a).............     524,600           5,497,808
First Data Corp. .............     217,000           7,683,970
                                                 -------------
                                                    13,181,778
                                                 -------------
COMMUNICATIONS EQUIPMENT (1.1%)
Cisco Systems, Inc. (a).......     799,700          10,476,070
                                                 -------------

COMPUTERS & PERIPHERALS (1.6%)
Hewlett-Packard Co. ..........     445,200           7,728,672
International Business
 Machines Corp. (g)...........      88,300           6,843,250
                                                 -------------
                                                    14,571,922
                                                 -------------
DIVERSIFIED FINANCIALS (4.2%)
American Express Co. .........     337,200          11,920,020
Citigroup Inc. ...............     241,593           8,501,658
Fannie Mae....................     156,600          10,074,078
Morgan Stanley................     215,800           8,614,736
                                                 -------------
                                                    39,110,492
                                                 -------------

                                ------------------------------
                                  SHARES             VALUE
                                ------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Agilent Technologies, Inc.
 (a)..........................      79,900       $   1,435,004
                                                 -------------

ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes, Inc. ...........     165,200           5,317,788
BJ Services Co. (a)...........     163,300           5,276,223
Weatherford International Ltd.
 (a)..........................     120,600           4,815,558
                                                 -------------
                                                    15,409,569
                                                 -------------
FOOD & DRUG RETAILING (1.8%)
SYSCO Corp. ..................     292,300           8,707,617
Walgreen Co. .................     281,000           8,202,390
                                                 -------------
                                                    16,910,007
                                                 -------------
FOOD PRODUCTS (0.6%)
Kraft Foods, Inc. Class A.....     144,700           5,633,171
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Baxter International Inc. ....     358,000          10,024,000
Medtronic, Inc. ..............     171,900           7,838,640
                                                 -------------
                                                    17,862,640
                                                 -------------
HEALTH CARE PROVIDERS & SERVICES (5.2%)
Cardinal Health, Inc. (g).....     168,600           9,979,434
HCA, Inc. ....................     226,100           9,383,150
Tenet Healthcare Corp. (a)....     236,700           3,881,880
UnitedHealth Group, Inc. .....     198,700          16,591,450
WellPoint Health Networks,
 Inc. (a).....................     126,000           8,966,160
                                                 -------------
                                                    48,802,074
                                                 -------------
HOUSEHOLD PRODUCTS (0.9%)
Colgate-Palmolive Co. ........     157,300           8,247,239
                                                 -------------

INSURANCE (0.9%)
Marsh & McLennan Cos.,
 Inc. ........................     191,200           8,835,352
                                                 -------------

IT CONSULTING & SERVICES (0.4%)
SunGard Data Systems, Inc.
 (a)..........................     156,300           3,682,428
                                                 -------------

MACHINERY (1.8%)
Danaher Corp. ................     112,800           7,410,960
Illinois Tool Works, Inc. ....     151,600           9,832,776
                                                 -------------
                                                    17,243,736
                                                 -------------
MEDIA (3.8%)
Clear Channel Communications,
 Inc. (a).....................     226,830           8,458,491
Gannett Co., Inc. ............     130,800           9,391,440
Omnicom Group, Inc. ..........     142,700           9,218,420
Viacom, Inc. Class B (a)......     210,599           8,584,015
                                                 -------------
                                                    35,652,366
                                                 -------------
MULTILINE RETAIL (3.1%)
Kohl's Corp. (a)(g)...........     199,000          11,134,050
Target Corp. .................     281,000           8,430,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  SHARES             VALUE
                                ------------------------------
COMMON STOCKS (CONTINUED)

MULTILINE RETAIL (CONTINUED)
Wal-Mart Stores, Inc. ........     188,900       $   9,541,339
                                                 -------------
                                                    29,105,389
                                                 -------------
PHARMACEUTICALS (2.3%)
Johnson & Johnson (g).........     208,000          11,171,680
Pfizer, Inc. .................     348,400          10,650,588
                                                 -------------
                                                    21,822,268
                                                 -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.4%)
Analog Devices, Inc. (a)......     269,300           6,428,191
Applied Materials, Inc. (a)...     350,400           4,565,712
Intel Corp. ..................     575,100           8,954,307
KLA-Tencor Corp. (a)..........     140,200           4,958,874
Texas Instruments, Inc. ......     435,500           6,536,855
                                                 -------------
                                                    31,443,939
                                                 -------------
SOFTWARE (4.0%)
Electronic Arts, Inc. (a).....      87,200           4,339,944
Microsoft Corp. (a)...........     313,300          16,197,610
Oracle Corp. (a)..............     828,700           8,949,960
VERITAS Software Corp. (a)....     509,700           7,961,514
                                                 -------------
                                                    37,449,028
                                                 -------------
SPECIALTY RETAIL (2.5%)
Bed Bath & Beyond, Inc. (a)...     311,100          10,742,283
Lowe's Cos., Inc. ............     135,200           5,070,000
TJX Cos., Inc. (The)..........     412,000           8,042,240
                                                 -------------
                                                    23,854,523
                                                 -------------
Total Common Stocks
 (Cost $589,854,512)..........                     525,382,384
                                                 -------------
PREFERRED STOCKS (0.1%)

ENERGY EQUIPMENT & SERVICES (0.0%) (B)
El Paso Energy Capital Trust
 4.75%........................       6,740             122,668
                                                 -------------
PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International, Inc.
 5.00%, Series A (c)(i)(j)....      31,108             470,741
                                                 -------------
Total Preferred Stocks
 (Cost $743,105)..............                         593,409
                                                 -------------

                                ------------------------------
                                 PRINCIPAL
                                  AMOUNT             VALUE
SHORT-TERM INVESTMENTS (15.1%)

COMMERCIAL PAPER (4.2%)
Hudson-American Realty
 1.52%, due 1/6/03 (h)........  $10,210,000      $  10,207,873
KFW International Finance,
 Inc.
 1.29%, due 1/10/03...........   10,000,000          9,996,772
UBS Finance Delaware LLC
 1.20%, due 1/2/03............   19,475,000         19,474,351
                                                 -------------
Total Commercial Paper
 (Cost $39,678,996)...........                      39,678,996
                                                 -------------
                                  SHARES
                                -----------
INVESTMENT COMPANIES (2.0%)
AIM Institutional Funds Group
 (h)..........................   1,216,694           1,216,694
Janus Government Money Market
 Fund (h).....................     196,157             196,157
Merrill Lynch Premier
 Institutional
 Fund.........................  17,390,058          17,390,058
                                                 -------------
Total Investment Companies
 (Cost $18,802,909)...........                      18,802,909
                                                 -------------
                                 PRINCIPAL
                                  AMOUNT
                                -----------
MASTER NOTE (4.8%)
Banc of America Securities LLC
 1.44%, due 1/2/03 (h)........  $45,000,000         45,000,000
                                                 -------------
Total Master Note
 (Cost $45,000,000)...........                      45,000,000
                                                 -------------

CORPORATE BOND (1.1%)
Liberty Lighthouse US Capital
 Corp.
 1.42%, due 2/18/03 (f)(h)....   10,000,000         10,001,762
                                                 -------------
Total Corporate Bond
 (Cost $10,001,762)...........                      10,001,762
                                                 -------------
REPURCHASE AGREEMENTS (3.0%)
Credit Suisse First Boston
 Corp.
 1.36%, dated 12/31/02
 due 1/2/03 (h)
 Proceeds at Maturity
 $24,499,826 (h)
 (Collateralized by
 $25,029,000
 Various Commercial Paper
 Market Value $24,990,640)....   24,498,000         24,498,000
                                                 -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
                                ------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

REPURCHASE AGREEMENTS (CONTINUED)
Morgan Stanley & Co.
 1.36%, dated 12/31/02
 due 1/2/03
 Proceeds at Maturity
 $3,600,268 (h)
 (Collaterized by $3,505,032
 Various Corporate Bonds
 Market Value $3,855,416).....  $3,600,000       $   3,600,000
                                                 -------------
Total Repurchase Agreements
 (Cost $28,098,000)...........                      28,098,000
                                                 -------------
Total Short-Term Investments
 (Cost $141,581,667)..........                     141,581,667
                                                 -------------
Total Investments
 (Cost $1,102,079,645) (l)....       111.2%      1,043,421,268(m)
Liabilities in Excess of
 Cash and Other Assets........       (11.2)       (105,281,763)
                                -----------      -------------
Net Assets....................       100.0%      $ 938,139,505
                                ===========      =============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement.
(e)  Segregated or partially segregated as collateral for
     TBA.
(f)  Floating rate. Rate shown is the rate in effect at
     December 31, 2002.
(g)  Represent securities out on loan or a portion which is
     out on loan. (See Note 2)
(h)  Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i)  Restricted security.
(j)  Canadian Security.
(k)  Issue in default.
(l)  The cost for federal income tax purposes is
     $1,104,124,495.
(m)  At December 31, 2002, net unrealized depreciation was
     $60,703,227, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $48,034,649 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $108,737,876

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $1,102,079,645) including $92,595,702 of
  securities loaned.........................................       $1,043,421,268
Deposit with broker for securities loaned...................                8,135
Cash........................................................                4,419
Receivables:
  Dividends and interest....................................            4,849,213
  Fund shares sold..........................................              583,974
  Investment securities sold................................               78,130
Other assets................................................               16,501
                                                                   --------------
      Total assets..........................................        1,048,961,640
                                                                   --------------
LIABILITIES:
Securities lending collateral...............................           94,728,621
Payables:
  Investment securities purchased...........................           12,536,081
  Fund shares redeemed......................................            1,493,207
  Transfer agent............................................              647,520
  NYLIFE Distributors.......................................              516,533
  Manager...................................................              502,781
  Trustees..................................................               11,168
  Custodian.................................................                8,302
Accrued expenses............................................              377,922
                                                                   --------------
      Total liabilities.....................................          110,822,135
                                                                   --------------
Net assets..................................................       $  938,139,505
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       91,787
  Class B...................................................              517,908
  Class C...................................................                2,938
Additional paid-in capital..................................        1,032,579,108
Accumulated net investment loss.............................              (18,107)
Accumulated net realized loss on investments and written
  option transactions.......................................          (36,375,752)
Net unrealized depreciation on investments..................          (58,658,377)
                                                                   --------------
Net assets..................................................       $  938,139,505
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  140,297,899
                                                                   ==============
Shares of beneficial interest outstanding...................            9,178,718
                                                                   ==============
Net asset value per share outstanding.......................       $        15.29
Maximum sales charge (5.50% of offering price)..............                 0.89
                                                                   --------------
Maximum offering price per share outstanding................       $        16.18
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $  793,340,476
                                                                   ==============
Shares of beneficial interest outstanding...................           51,790,793
                                                                   ==============
Net asset value and offering price per share outstanding....       $        15.32
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    4,501,130
                                                                   ==============
Shares of beneficial interest outstanding...................              293,844
                                                                   ==============
Net asset value and offering price per share outstanding....       $        15.32
                                                                   ==============



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Interest (a)..............................................  $  27,241,964
  Dividends (b).............................................      5,203,922
                                                              -------------
    Total income............................................     32,445,886
                                                              -------------
Expenses:
  Manager...................................................      7,041,860
  Distribution--Class B.....................................      7,093,258
  Distribution--Class C.....................................         45,706
  Transfer agent............................................      4,023,517
  Service--Class A..........................................        444,523
  Service--Class B..........................................      2,364,656
  Service--Class C..........................................         15,230
  Shareholder communication.................................        260,299
  Professional..............................................        182,515
  Recordkeeping.............................................        139,643
  Custodian.................................................        127,159
  Trustees..................................................         54,677
  Registration..............................................          5,245
  Miscellaneous.............................................         94,837
                                                              -------------
    Total expenses before waiver............................     21,893,125
Fees waived by Manager and Subadvisor.......................        (63,277)
                                                              -------------
    Net expenses............................................     21,829,848
                                                              -------------
Net investment income.......................................     10,616,038
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  WRITTEN OPTION TRANSACTIONS:
Net realized gain (loss) on investments from:
  Security transactions.....................................    (29,384,397)
  Written option transactions...............................        592,581
                                                              -------------
Net realized loss on investments and written option
  transactions..............................................    (28,791,816)
                                                              -------------
Net change in unrealized appreciation on investments........   (220,645,625)
                                                              -------------
Net realized and unrealized loss on investments and written
  option transactions.......................................   (249,437,441)
                                                              -------------
Net decrease in net assets resulting from operations........  $(238,821,403)
                                                              =============

-------
(a) Includes securities lending income of $182,804.
(b) Dividends recorded net of foreign withholding taxes of $8,548.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended        Year ended
                                                               December 31,      December 31,
                                                                   2002              2001
                                                              ---------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    10,616,038   $   16,291,953
  Net realized loss on investments and written option
    transactions............................................      (28,791,816)      (6,219,169)
  Net change in unrealized appreciation on investments......     (220,645,625)    (220,836,904)
                                                              ---------------   --------------
  Net decrease in net assets resulting from operations......     (238,821,403)    (210,764,120)
                                                              ---------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (2,917,833)      (4,003,522)
    Class B.................................................       (8,537,041)     (12,479,788)
    Class C.................................................          (54,696)         (84,650)
  From net realized gain on investments:
    Class A.................................................               --       (2,578,185)
    Class B.................................................               --      (13,074,863)
    Class C.................................................               --          (86,251)
                                                              ---------------   --------------
      Total dividends and distributions to shareholders.....      (11,509,570)     (32,307,259)
                                                              ---------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       39,440,166       76,203,286
    Class B.................................................       45,224,081       69,625,456
    Class C.................................................        1,116,671        1,425,144
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        2,779,055        6,493,322
    Class B.................................................        8,247,653       24,882,823
    Class C.................................................           47,065          160,565
                                                              ---------------   --------------
                                                                   96,854,691      178,790,596
  Cost of shares redeemed:
    Class A.................................................      (82,365,310)     (58,662,695)
    Class B.................................................     (195,502,933)    (201,154,466)
    Class C.................................................       (2,821,262)      (2,282,892)
                                                              ---------------   --------------
      Decrease in net assets derived from capital share
       transactions.........................................     (183,834,814)     (83,309,457)
                                                              ---------------   --------------
      Net decrease in net assets............................     (434,165,787)    (326,380,836)
NET ASSETS:
Beginning of year...........................................    1,372,305,292    1,698,686,128
                                                              ---------------   --------------
End of year.................................................  $   938,139,505   $1,372,305,292
                                                              ===============   ==============
Accumulated undistributed net investment income (loss) at
  end of year...............................................  $       (18,107)  $      283,585
                                                              ===============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                                ------------------------------------------------------------
                                                                                  Year ended December 31,
                                                                ------------------------------------------------------------
                                                                  2002          2001          2000        1999        1998
                                                                --------      --------      --------    --------    --------
Net asset value at beginning of period......................    $  18.92      $  22.14      $  27.23    $  24.96    $  21.44
                                                                --------      --------      --------    --------    --------
Net investment income.......................................        0.27          0.34(b)       0.38        0.34        0.39
Net realized and unrealized gain (loss) on investments......       (3.62)        (2.99)(b)     (1.62)       3.69        5.29
                                                                --------      --------      --------    --------    --------
Total from investment operations............................       (3.35)        (2.65)        (1.24)       4.03        5.68
                                                                --------      --------      --------    --------    --------
Less dividends and distributions:
 From net investment income.................................       (0.28)        (0.35)        (0.39)      (0.34)      (0.39)
 From net realized gain on investments......................          --         (0.22)        (3.46)      (1.42)      (1.77)
                                                                --------      --------      --------    --------    --------
Total dividends and distributions...........................       (0.28)        (0.57)        (3.85)      (1.76)      (2.16)
                                                                --------      --------      --------    --------    --------
Net asset value at end of period............................    $  15.29      $  18.92      $  22.14    $  27.23    $  24.96
                                                                ========      ========      ========    ========    ========
Total investment return (a).................................      (17.75%)      (11.92%)       (4.48%)     16.46%      26.93%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................        1.57%         1.74%(b)      1.42%       1.32%       1.66%
   Net expenses.............................................        1.30%         1.18%         1.13%       1.13%       1.16%
   Expenses (before waiver).................................        1.31%         1.21%         1.15%       1.16%       1.18%
Portfolio turnover rate.....................................          96%          120%          123%        125%        169%
Net assets at end of period (in 000's)......................    $140,298      $221,022      $231,649    $203,924    $152,598

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................     (0.02)     (0.02)     (0.02)
Increase net realized and unrealized gains and losses.......      0.02       0.02       0.02
Decrease ratio of net investment income.....................     (0.10%)    (0.10%)    (0.10%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                                      Class C
----------------------------------------------------------------   ---------------------------------------------------
                                                                                                         September 1*
                      Year ended December 31,                            Year ended December 31,            through
    ------------------------------------------------------------   -----------------------------------   December 31,
      2002        2001         2000         1999         1998       2002      2001      2000     1999        1998
    --------   ----------   ----------   ----------   ----------   -------   -------   ------   ------   -------------
    $  18.95   $    22.17   $    27.23   $    24.96   $    21.45   $ 18.95   $ 22.17   $27.23   $24.96      $21.70
    --------   ----------   ----------   ----------   ----------   -------   -------   ------   ------      ------
        0.14         0.20(b)       0.18        0.15         0.21      0.14      0.20(b)   0.18    0.15        0.11
       (3.61)       (3.00)(b)      (1.60)       3.69        5.28     (3.61)    (3.00)(b)  (1.60)   3.69       5.03
    --------   ----------   ----------   ----------   ----------   -------   -------   ------   ------      ------
       (3.47)       (2.80)       (1.42)        3.84         5.49     (3.47)    (2.80)   (1.42)    3.84        5.14
    --------   ----------   ----------   ----------   ----------   -------   -------   ------   ------      ------
       (0.16)       (0.20)       (0.18)       (0.15)       (0.21)    (0.16)    (0.20)   (0.18)   (0.15)      (0.11)
          --        (0.22)       (3.46)       (1.42)       (1.77)       --     (0.22)   (3.46)   (1.42)      (1.77)
    --------   ----------   ----------   ----------   ----------   -------   -------   ------   ------      ------
       (0.16)       (0.42)       (3.64)       (1.57)       (1.98)    (0.16)    (0.42)   (3.64)   (1.57)      (1.88)
    --------   ----------   ----------   ----------   ----------   -------   -------   ------   ------      ------
    $  15.32   $    18.95   $    22.17   $    27.23   $    24.96   $ 15.32   $ 18.95   $22.17   $27.23      $24.96
    ========   ==========   ==========   ==========   ==========   =======   =======   ======   ======      ======
      (18.37%)     (12.61%)      (5.10%)      15.60%       25.96%   (18.37%)  (12.61%)  (5.10%)  15.60%      23.94%
        0.82%        0.99%(b)       0.67%       0.57%       0.91%     0.82%     0.99%(b)   0.67%   0.57%      0.91%+
        2.05%        1.93%        1.88%        1.88%        1.91%     2.05%     1.93%    1.88%    1.88%       1.91%+
        2.06%        1.96%        1.90%        1.91%        1.93%     2.06%     1.96%    1.90%    1.91%       1.93%+
          96%         120%         123%         125%         169%       96%      120%     123%     125%        169%
    $793,340   $1,143,755   $1,457,366   $1,678,696   $1,482,411   $ 4,501   $ 7,528   $9,671   $5,579      $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

Notes to Financial Statements

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or

MainStay Total Return Fund

netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 2002 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS     PREMIUM
                                                              ---------   -----------
Options outstanding at December 31, 2001                            0     $         0
Options written                                                (6,560)     (1,158,563)
Options exercised                                               1,675         248,008
Options expired                                                   400          58,798
Options buy back                                                4,485         851,757
                                                               ------     -----------
Options outstanding at December 31, 2002                            0     $         0
                                                               ======     ===========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Restricted security held at December 31, 2002:

                                                                                            PERCENT
                                              ACQUISITION                       12/31/02       OF
                  SECURITY                       DATE       SHARES     COST      VALUE     NET ASSETS
                  --------                    -----------   ------   --------   --------   ----------
Paperboard Industries International, Inc.
  5.00%, Series A Preferred Stock               5/4/98      31,108   $517,708   $470,741      0.1%
                                                                     ========   ========      ===

MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Total Return Fund

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

                 ACCUMULATED
 ACCUMULATED     NET REALIZED
NET INVESTMENT     LOSS ON        ADDITIONAL
     LOSS        INVESTMENTS    PAID-IN CAPITAL
--------------   ------------   ---------------
   $591,840       $(454,503)       $(137,337)

The reclassifications for the Fund are primarily due to foreign currency loss, premium amortization adjustments, a reclassification of distributions and paydown gain (loss).

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                    2002           2001
                                                ------------   ------------
Distributions paid from:
Ordinary income                                 $11,509,570    $18,534,813
Long-term capital gain                          $        --     13,772,446
                                                -----------    -----------
                                                $11,509,570    $32,307,259
                                                ===========    ===========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

Through March 11, 2002, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets and had voluntarily established a fee breakpoint of 0.60% on assets in excess of $500 million. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.64% annually on assets up to $500 million and 0.60% annually on assets in excess of $500 million. For the year ended December 31, 2002 the Manager earned from the Fund $7,041,860 and waived $63,277 of its fees, pursuant to its voluntary fee breakpoint.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor through March 11, 2002 a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund. To the extent that the Manager had voluntarily established a fee breakpoint, the Subadvisor had voluntarily agreed to do so proportionately. Effective March 12, 2002, the Manager pays the Subadvisor a monthly fee of 0.32% on assets up to $500 million and 0.30% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee

MainStay Total Return Fund

at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3,668 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $22,865, $515,803 and $1,030, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $4,023,517.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $21,492 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $139,643 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

  ACCUMULATED CAPITAL     UNREALIZED     TOTAL ACCUMULATED
   AND OTHER LOSSES      DEPRECIATION          LOSS
  -------------------    ------------    -----------------
     $(34,343,243)       $(60,703,227)     $(95,046,470)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals and premium amortization adjustment.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $34,343,243 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS           AMOUNT
      AVAILABLE THROUGH        (000'S)
-----------------------------  -------
      2009...................   $5,533
      2010...................   28,810
                               -------
                               $34,343
                               =======

In addition, the Fund intends to elect to treat for federal income tax purposes $5,766 of qualifying foreign currency capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of U.S. Government securities, other than short-term securities, were $325,621 and $325,947, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $732,324 and $848,659, respectively.

As of December 31, 2002, the Fund had securities on loan with an aggregate market value of $92,595,702. The Fund received $94,728,621 in cash and $1,938,826 in securities as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

MainStay Total Return Fund

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                    YEAR ENDED
                                                 DECEMBER 31, 2002             DECEMBER 31, 2001
                                            ---------------------------   ---------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                            -------   -------   -------   -------   -------   -------
Shares sold..............................    2,346      2,672      64      3,871      3,485      70
Shares issued in reinvestment of
  dividends and distributions............      171        511       3        343      1,315       8
                                            ------    -------    ----     ------    -------    ----
                                             2,517      3,183      67      4,214      4,800      78
Shares redeemed..........................   (5,021)   (11,742)   (170)    (2,992)   (10,173)   (117)
                                            ------    -------    ----     ------    -------    ----
Net increase (decrease)..................   (2,504)    (8,559)   (103)     1,222     (5,373)    (39)
                                            ======    =======    ====     ======    =======    ====

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Total Return Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSTR11- 02/03
                                                                 14

[RECYCLELOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Total Return Fund

    ANNUAL REPORT
    DECEMBER 31, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Value Fund
                                                              versus Russell 1000(R) Value Index and
                                                              Inflation
                                                              --Class A, Class B, and Class C Shares           3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings as of 12/31/02       8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003



2
-

$10,000 Invested in MainStay Value Fund versus Russell 1000(R) Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year -26.44%, 5 Years -4.10%, 10 Years 5.80%

                                                                                                           RUSSELL 1000 VALUE
                                                   MAINSTAY VALUE FUND         INFLATION (CPI)(2)               INDEX(1)
                                                   -------------------         ------------------          ------------------
12/92                                                $  9,450.00000              $ 10,000.00000              $ 10,000.00000
12/93                                                  10,730.00000                10,282.00000                11,807.00000
12/94                                                  10,707.00000                10,548.00000                11,574.00000
12/95                                                  13,784.00000                10,817.00000                16,012.00000
12/96                                                  16,794.00000                11,182.00000                19,477.00000
12/97                                                  20,469.00000                11,372.00000                26,331.00000
12/98                                                  18,952.00000                11,558.00000                30,448.00000
12/99                                                  20,531.00000                11,868.00000                32,687.00000
12/00                                                  22,973.00000                12,268.00000                34,982.00000
12/01                                                  22,573.00000                12,458.00000                33,025.00000
12/02                                                  17,572.00000                12,761.00000                27,899.00000

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -26.57%, 5 Years -4.04%, 10 Years 5.83% Class C Total Returns: 1 Year -23.52%, 5 Years -3.73%, 10 Years 5.83%

                                                                                                           RUSSELL 1000 VALUE
                                                   MAINSTAY VALUE FUND         INFLATION (CPI)(2)               INDEX(1)
                                                   -------------------         ------------------          ------------------
12/92                                                $ 10,000.00000              $ 10,000.00000              $ 10,000.00000
12/93                                                  11,355.00000                10,282.00000                11,807.00000
12/94                                                  11,330.00000                10,548.00000                11,574.00000
12/95                                                  14,503.00000                10,817.00000                16,012.00000
12/96                                                  17,566.00000                11,182.00000                19,477.00000
12/97                                                  21,305.00000                11,372.00000                26,331.00000
12/98                                                  19,580.00000                11,558.00000                30,448.00000
12/99                                                  21,050.00000                11,868.00000                32,687.00000
12/00                                                  23,377.00000                12,268.00000                34,982.00000
12/01                                                  22,805.00000                12,458.00000                33,025.00000
12/02                                                  17,615.00000                12,761.00000                27,899.00000

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.


                                                                               3
                                                                               -

Portfolio Management Discussion and Analysis

Major market indices posted their third consecutive annual losses in 2002, with the Dow Jones Industrial Average(1) sliding 15.01%, the S&P 500 Index(2) falling 22.10%, and the NASDAQ Composite(3) dropping 31.53%. An accommodative monetary policy throughout the year was overshadowed by fundamental and geopolitical factors that weighed heavily on the economy and stock prices.

Investors contended with news of massive fraud at WorldCom, corporate malfeasance at Tyco and Adelphia, the collapse of the energy trading markets, and several bankruptcies, among them, Global Crossing. Confidence in corporate boardrooms sank to new lows as additional problems emerged, culminating with Conseco's announcement of the largest financial-services company failure in U.S. history.

Corporate profits were largely disappointing, and the sluggish economy crimped capital spending in several sectors, particularly information technology and industrials. Tensions with Iraq led to rising oil prices, and homeland security took center stage as terrorist operations made headlines in one nation after another. The year closed with North Korea announcing that it had nuclear capability.

Throughout 2002, historically low interest rates helped spur mortgage demand and sustain higher home prices. Savings from mortgage refinancing strengthened auto sales and helped keep retailers afloat. Despite reasonable equity valuations, unusually low interest rates, and slow but positive economic growth, it remains to be seen how the stock market will respond in 2003.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Value Fund returned -22.16% for Class A shares and -22.76% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -19.95% return of the average Lipper(4) large-cap value fund over the same period. All share classes also underperformed the -15.52% return of the Russell 1000(R) Value Index(5) for the year ended December 31, 2002.

MATERIALS, INDUSTRIALS, AND ENERGY HOLDINGS

The Fund's holdings in the materials sector had a negative impact on performance, despite a rally in the fourth quarter. The Fund remained overweighted in the sector, since we believe that many valuations are attractive and that the earnings cycle may soon improve. The portfolio's exposure to the paper & forest products industry included positions in Smurfit-Stone Container (-4%), MeadWestvaco (-23%), and International Paper (-13%).(6) We maintain a positive view of value-oriented paper & forest products companies, based on low valuations relative to peak earnings and high earnings leverage in a recovery scenario.


-------
1 The Dow Jones Industrial Average is an unmanaged, price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service- oriented firms. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3 The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.

4 See footnote and table on page 8 for more information about Lipper Inc.

5 See footnote on page 3 for more information about the Russell 1000 Value
  Index.

6 Unless otherwise indicated, returns are for the year ended December 31, 2002.



4
-

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[CLASS A BAR CHART]

Year-end                                                                    Total Return %
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.74
12/96                                                                            21.84
12/97                                                                            21.88
12/98                                                                            -7.41
12/99                                                                             8.33
12/00                                                                            11.89
12/01                                                                            -1.74
12/02                                                                           -22.16

Returns reflect the historical performance of the Class B shares through 12/94. See footnote 1 on page 8 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C BAR CHART]

Year-end                                                                    Total Return %
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.01
12/96                                                                            21.11
12/97                                                                            21.29
12/98                                                                            -8.09
12/99                                                                             7.51
12/00                                                                            11.05
12/01                                                                            -2.45
12/02                                                                           -22.76

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 8 for more information on performance.

Good stock selection helped provide positive relative impact in the industrials sector. In the capital goods industry group, American Standard (+4%) continued its strong performance, and aerospace & defense company Raytheon showed relative strength, declining just 5% for the year. The Fund's only holding in the transportation industry group, Burlington Northern Santa Fe, was down 9% in the year, providing neutral results in term of relative portfolio performance.

Early in 2002, we initiated positions in electrical equipment maker Cooper Industries (-4%) and machinery manufacturer Navistar (-38%), viewing valuation and the potential for cyclically driven earnings growth as significant. We added to both holdings as the year progressed.



                                                                               5
                                                                               -

The Fund's energy holdings had a slightly negative impact on performance. Individual companies produced mediocre results as earnings reports were disappointing and investors discounted high energy prices. Integrated energy company Exxon Mobil was down 11% and competitor ConocoPhillips was down 20%. We added to both of these holdings in the later part of the year. We reduced the Fund's positions in Unocal (-15%) and ChevronTexaco (-26%) based on a negative outlook and disappointing earnings reports. Seeking to increase our refining exposure in light of what we view as a favorable margin outlook, we initiated a position in Sunoco late in the year and the stock price was roughly unchanged through year-end.

INFORMATION TECHNOLOGY AND TELECOMMUNICATION SERVICES

Mediocre stock performance and an overweighted position in the information technology sector detracted from the Fund's performance. Motorola fell 42% during the year. We added to the Fund's position in Motorola, viewing a low valuation and a stronger balance sheet as major positives. PC-related holdings were also lower. Advanced Micro Devices was down 59% and Gateway fell 61%. We continue to view the valuation of Advanced Micro Devices as attractive, were encouraged by senior management purchases of the stock, and added to the Fund's position at levels below the year-end close. IT services companies were not immune to the weakening technology market. Electronic Data Systems was down roughly 65% from our mid-year purchase price through September and October, when we sold the Fund's entire position. The company disclosed a dramatic slowdown in earnings in September.

The telecommunication services sector had a mildly positive impact on Fund performance. For the year, Verizon Communications returned -18%, BellSouth returned -32%, and SBC Communications returned -31%. Fortunately, we added to the Fund's position in Verizon and initiated positions in BellSouth and SBC Communication around midyear at levels well below the year-end closing prices. As a result, the Fund's results from these holdings were much better than their full-year performance might suggest.

INTEREST-RATE SENSITIVE HOLDINGS

Mediocre individual stock performance within the financials sector had a negative relative impact in 2002, and the Fund underweighted the sector all year. Capital-markets sensitive issues such as J.P. Morgan Chase, which declined 45% from the beginning of the year through the time we sold our entire position in September, Goldman Sachs (-26%), Merrill Lynch (-27%), and Citigroup (-30%) all declined as the broader markets slipped and regulatory scrutiny increased.

Some of the Fund's utility-sector holdings suffered through a difficult year. Shares of El Paso fell 52% from the beginning of the year through midyear when we sold the Fund's position. The pipeline and power generation company experienced a dramatic decline in its merchant energy business and investors lost



6
-
confidence in a planned restructuring. The portfolio's more traditional utilities holding, FirstEnergy, performed relatively well, declining only 6% in 2002.

CONSUMER AND HEALTH CARE ISSUES

The Fund was underweighted in the consumer cyclicals portion of portfolio, which helped performance. Several of the Fund's holdings underperformed in 2002, which detracted from performance. Credit concerns hurt Sears, Roebuck in the fourth quarter. After we determined that the fundamental outlook had changed, we sold the Fund's entire position in Sears, Roebuck in October and November. Based on the Fund's average sale price, the shares were down roughly 50% from the beginning of the year.

Within the consumer staples sector, shares of Kimberly-Clark fell 21% over the course of 2002. The company revised its 2002 earnings outlook downward late in the year, and we sold a portion of the Fund's position in the stock. Several of the Fund's consumer staples holdings posted solid gains, including Kraft Foods, which was up 14% for the year, and Procter & Gamble, which advanced 16% from the beginning of the year through the time we sold the Fund's position in September.

The health care sector had a neutral impact on the Fund's performance in 2002. We initiated positions in generic drug makers Watson Pharmaceuticals and Barr Laboratories in April and May. The increased exposure proved to be a positive as Watson was up 18% from time of purchase through year-end and Barr was up 1%.

LOOKING AHEAD

Since signs of sustained corporate earnings growth have yet to emerge, we remain cautious and defensive. We anticipate that companies in the materials and industrials sectors that have reduced costs and improved efficiency may benefit from pent-up product demand in the coming months. When orders and sales reappear for these companies, their profit improvements may be among the best in the market. The Fund has overweighted companies with solid balance sheets that fit this profile and have high levels of free cash flow.

We continue to avoid industries that may find it difficult to respond to liquidity or may face structural issues that could slow their recovery. We view high consumer debt levels as a potential risk and have underweighted several areas that depend on consumer spending. We will continue to use our disciplined value approach to seek opportunities among well-managed companies with value-enhancing attributes. Whatever the market or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC



                                                                               7
                                                                               -

Returns and Lipper Rankings as of 12/31/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/02
    Class A             -22.16%    -3.01%     6.40%          8.10%
    Class B             -22.76%    -3.73%     5.83%          7.75%
    Class C             -22.76%    -3.73%     5.83%          7.75%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/02
    Class A             -26.44%    -4.10%     5.80%          7.73%
    Class B             -26.57%    -4.04%     5.83%          7.75%
    Class C             -23.52%    -3.73%     5.83%          7.75%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                            SINCE INCEPTION
                          1 YEAR     5 YEARS     10 YEARS   THROUGH 12/31/02
    Class A             258 out of  151 out of     n/a           94 out of
                        376 funds   191 funds                   110 funds
    Class B             271 out of  165 out of   58 out of       28 out of
                        376 funds   191 funds    64 funds        29 funds
    Class C             271 out of     n/a         n/a          134 out of
                        376 funds                               214 funds
    Average Lipper
    large-cap value
    fund                 -19.95%      -1.03%      8.27%          9.51%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A     $14.13      $0.1149      $0.1748
    Class B     $14.13      $0.0082      $0.1748
    Class C     $14.13      $0.0082      $0.1748

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.




8
-

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 6/30/02, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.



                                                                               9
                                                                               -

MainStay Value Fund

                              SHARES             VALUE
                           -------------------------------
COMMON STOCKS (92.6%)+
AEROSPACE & DEFENSE (2.7%)
Raytheon Co. (c).........       546,500       $ 16,804,875
                                              ------------
AUTO COMPONENTS (1.2%)
Delphi Corp. ............       924,500          7,442,225
                                              ------------

AUTOMOBILES (1.1%)
General Motors Corp.
 (c).....................       177,700          6,550,022
                                              ------------
BANKS (9.1%)
Bank of America Corp. ...       305,200         21,232,764
FleetBoston Financial
 Corp. ..................       313,810          7,625,583
PNC Financial Services
 Group, Inc. (The).......       226,500          9,490,350
Washington Mutual,
 Inc. ...................       524,550         18,112,711
                                              ------------
                                                56,461,408
                                              ------------
BUILDING PRODUCTS (3.0%)
American Standard Cos.,
 Inc. (a)................       264,700         18,830,758
                                              ------------

COMMUNICATIONS EQUIPMENT (1.4%)
Motorola, Inc. ..........       973,700          8,422,505
                                              ------------

COMPUTERS & PERIPHERALS (3.0%)
Apple Computer, Inc.
 (a).....................       700,400         10,036,732
International Business
 Machines Corp. (c)......       114,400          8,866,000
                                              ------------
                                                18,902,732
                                              ------------
CONTAINERS & PACKAGING (2.1%)
Smurfit-Stone Container
 Corp. (a)...............       854,000         13,143,914
                                              ------------

DIVERSIFIED FINANCIALS (7.7%)
Citigroup, Inc. .........       360,566         12,688,317
Goldman Sachs Group, Inc.
 (The) (c)...............       194,300         13,231,830
iShares (c)..............       238,900         11,001,345
Merrill Lynch & Co., Inc.
 (c).....................       294,300         11,168,685
                                              ------------
                                                48,090,177
                                              ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (8.1%)
ALLTEL Corp. (c).........       248,400         12,668,400
BellSouth Corp. .........       313,400          8,107,658
SBC Communications,
 Inc. ...................       529,700         14,360,167
Verizon Communications,
 Inc. ...................       399,100         15,465,125
                                              ------------
                                                50,601,350
                                              ------------

                              SHARES             VALUE
                           -------------------------------
ELECTRIC UTILITIES (1.1%)
FirstEnergy Corp. .......       203,900       $  6,722,583
                                              ------------

ELECTRICAL EQUIPMENT (3.7%)
Cooper Industries Ltd.
 Class A.................       623,000         22,708,350
                                              ------------

FOOD & DRUG RETAILING (4.6%)
CVS Corp. ...............       521,700         13,026,849
Kroger Co. (The)
 (a)(c)..................       697,600         10,777,920
Safeway, Inc. (a)(c).....       210,600          4,919,616
                                              ------------
                                                28,724,385
                                              ------------
FOOD PRODUCTS (1.2%)
Kraft Foods, Inc. Class
 A.......................       191,200          7,443,416
                                              ------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
McDonald's Corp. ........       368,800          5,930,304
                                              ------------

HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark Corp. ....        66,600          3,161,502
                                              ------------

INSURANCE (9.5%)
Allstate Corp. (The).....       356,300         13,179,537
Chubb Corp. (The)........       117,500          6,133,500
Hartford Financial
 Services Group, Inc.
 (The)...................       360,700         16,386,601
Prudential Financial,
 Inc. (c)................       586,400         18,612,336
Travelers Property Casualty Corp.
 Class B (a).............       329,724          4,830,457
                                              ------------
                                                59,142,431
                                              ------------
IT CONSULTING & SERVICES (1.1%)
Computer Sciences Corp.
 (a).....................       199,800          6,883,110
                                              ------------

MACHINERY (3.2%)
Navistar International
 Corp. (a)(c)............       808,300         19,649,773
                                              ------------

METALS & MINING (2.7%)
Alcoa, Inc. .............       727,156         16,564,614
                                              ------------

OIL & GAS (9.4%)
ChevronTexaco Corp. .....       216,352         14,383,081
ConocoPhillips...........       391,700         18,954,363
Exxon Mobil Corp. .......       538,100         18,801,214
Sunoco, Inc. ............       189,300          6,280,974
                                              ------------
                                                58,419,632
                                              ------------

---------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



10
--

Portfolio of Investments December 31, 2002

                              SHARES             VALUE
                           -------------------------------
PAPER & FOREST PRODUCTS (5.7%)
International Paper Co.
 (c).....................       518,300       $ 18,124,951
MeadWestvaco Corp. (c)...       689,637         17,040,930
                                              ------------
                                                35,165,881
                                              ------------
PHARMACEUTICALS (5.1%)
Barr Laboratories, Inc.
 (a).....................       101,300          6,593,617
Bristol-Myers Squibb
 Co. ....................       308,600          7,144,090
Merck & Co., Inc. .......       134,400          7,608,384
Watson Pharmaceuticals,
 Inc. (a)................       374,000         10,572,980
                                              ------------
                                                31,919,071
                                              ------------
ROAD & RAIL (2.6%)
Burlington Northern Santa
 Fe Corp. ...............       618,400         16,084,584
                                              ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.8%)
Advanced Micro Devices,
 Inc. (a)(c).............     1,365,200          8,819,192
Intel Corp. .............       160,600          2,500,542
                                              ------------
                                                11,319,734
                                              ------------
Total Common Stocks (Cost
 $636,444,142)...........                      575,089,336
                                              ------------
CONVERTIBLE PREFERRED STOCKS (0.7%)

TELECOMMUNICATIONS EQUIPMENT (0.7%)
Motorola, Inc. 10.25%
 (c).....................       466,100          4,400,450
                                              ------------
Total Convertible Preferred Stocks
 (Cost $5,705,064).......                        4,400,450
                                              ------------
                             PRINCIPAL
                              AMOUNT
                           -------------
SHORT-TERM INVESTMENTS (16.9%)

COMMERCIAL PAPER (9.6%)
American Express Credit
 Corp.
 1.29%, due 1/3/03.......  $  6,495,000          6,494,534
Goldman Sachs Group, Inc.
 1.35%, due 1/3/03.......     6,890,000          6,889,460
KFW International
 Finance, Inc.
 1.41%, due 1/13/03......     8,145,000          8,141,469

                           -------------------------------
                             PRINCIPAL
                              AMOUNT             VALUE
                           -------------
COMMERCIAL PAPER (CONTINUED)
UBS Finance Delaware LLC
 1.20%, due 1/2/03.......  $  5,810,000       $  5,809,806
USAA Capital Corp.
 1.32%, due 1/6/03.......     6,000,000          5,998,900
Wells Fargo & Co.
 1.31%, due 1/8/03.......     7,000,000          6,998,217
Westways Funding IV
 1.3924%, due 1/8/03
 (d).....................    19,250,000         19,244,385
                                              ------------
                                                59,576,771
                                              ------------
Total Commercial Paper
 (Cost $59,576,771)......                       59,576,771
                                              ------------
                              SHARES
                           -------------
INVESTMENT COMPANY (0.3%)
AIM Institutional Funds
 Group (d)...............     1,653,903          1,653,903
                                              ------------
Total Investment Company
 (Cost $1,653,903).......                        1,653,903
                                              ------------
                             PRINCIPAL
                              AMOUNT
                           -------------
MASTER NOTE (2.4%)
Bank of America
 Securities LLC
 1.4374%, due 1/2/03
   (d)...................  $ 15,000,000         15,000,000
                                              ------------
Total Master Note
 (Cost $15,000,000)......                       15,000,000
                                              ------------

REPURCHASE AGREEMENT (3.8%)
Countrywide Securities
 Corp.
 1.3924%, dated 12/31/02,
 due 1/2/03
 Proceeds at maturity
 $23,626,802 (d)
 (Collateralized by $24,806,250
 Countrywide Asset Backed Security
 3.3197%, due 6/25/33
 Market Value
   $24,806,250)..........    23,625,000         23,625,000
                                              ------------
Total Repurchase
 Agreement
 (Cost $23,625,000)......                       23,625,000
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              11
                                                                              --

MainStay Value Fund

                             PRINCIPAL
                              AMOUNT             VALUE
                           -------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

U.S. GOVERNMENT (0.8%)
United States Treasury
 Bill
 1.445%, due 1/23/03.....  $  5,200,000       $  5,196,542
                                              ------------
Total U.S. Government
 (Cost $5,195,396).......                        5,196,542
                                              ------------
Total Short-Term
 Investments
 (Cost $105,051,070).....                      105,052,216
                                              ------------
Total Investments
 (Cost $747,200,276)
 (e).....................         110.2%       684,542,002(f)
Liabilities in Excess of
 Cash and Other Assets...         (10.2)       (63,156,985)
                           ------------       ------------
Net Assets...............         100.0%      $621,385,017
                           ============       ============
                              NUMBER OF
                            CONTRACTS (g)
                           ---------------
WRITTEN CALL OPTIONS (-0.1%)

INTEGRATED TELECOMMUNICATION SERVICES (-0.1%)
SBC Communications, Inc.
 Strike Price $30.00
 Expire 4/19/03 (a)......        (2,284)      $   (239,820)
                                              ------------

                           -------------------------------
                             NUMBER OF
                           CONTRACTS (G)         VALUE
                           -------------
PHARMACEUTICALS (0.0%) (B)
Merck & Co., Inc.
 Strike Price $65.00
 Expire 4/19/03 (a)......        (1,268)      $   (101,440)
                                              -------------
Total Written Call
 Options
 (Premium ($415,571))....                     $   (341,260)
                                              =============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Represents security on which a portion is out on loan.
     (See Note 2)
(d)  Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(e)  The cost for federal income tax purposes is $749,081,781.
(f)  At December 31, 2002 net unrealized depreciation was
     $64,539,779, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $22,799,466 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $87,339,245.
(g)  One contract relates to 100 shares.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



12
--

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $747,200,276) including $57,852,143 of securities loaned..       $684,542,002
Cash........................................................                975
Deposits with brokers for securities loaned.................             91,936
Receivables:
  Investment securities sold................................          2,328,915
  Dividends and interest....................................          1,128,235
  Fund shares sold..........................................            436,630
Other assets................................................             16,299
                                                                   ------------
        Total assets........................................        688,544,992
                                                                   ------------
LIABILITIES:
Written Call Option, at value (premium received $415,571)
  (Note 2)..................................................            341,260
Securities lending collateral (Note 2)......................         59,615,224
Payables:
  Investment securities purchased...........................          5,055,156
  Fund shares redeemed......................................            731,597
  NYLIFE Distributors.......................................            472,602
  Transfer agent............................................            465,664
  Manager...................................................            352,708
  Trustees..................................................              7,106
  Custodian.................................................              6,065
Accrued expenses............................................            112,593
                                                                   ------------
        Total liabilities...................................         67,159,975
                                                                   ------------
Net assets..................................................       $621,385,017
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     72,196
  Class B...................................................            365,916
  Class C...................................................              1,653
Additional paid-in capital..................................        759,299,210
Accumulated undistributed net investment income.............            319,567
Accumulated net realized loss on investments and written
  option transactions.......................................        (76,089,562)
Net unrealized depreciation on investments and written
  option transactions.......................................        (62,583,963)
                                                                   ------------
Net assets..................................................       $621,385,017
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $101,999,264
                                                                   ============
Shares of beneficial interest outstanding...................          7,219,646
                                                                   ============
Net asset value per share outstanding.......................       $      14.13
Maximum sales charge (5.50% of offering price)..............               0.82
                                                                   ------------
Maximum offering price per share outstanding................       $      14.95
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $517,050,177
                                                                   ============
Shares of beneficial interest outstanding...................         36,591,632
                                                                   ============
Net asset value and offering price per share outstanding....       $      14.13
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,335,576
                                                                   ============
Shares of beneficial interest outstanding...................            165,281
                                                                   ============
Net asset value and offering price per share outstanding....       $      14.13
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              13
                                                                              --

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  15,310,646
  Interest (a)..............................................        788,166
                                                              -------------
    Total income............................................     16,098,812
                                                              -------------
Expenses:
  Distribution--Class B.....................................      4,806,238
  Distribution--Class C.....................................         15,487
  Manager...................................................      4,696,735
  Transfer agent............................................      2,683,742
  Service--Class A..........................................        296,126
  Service--Class B..........................................      1,602,079
  Service--Class C..........................................          5,162
  Shareholder communication.................................        190,314
  Professional..............................................        120,083
  Recordkeeping.............................................        102,803
  Custodian.................................................         81,196
  Trustees..................................................         38,137
  Registration..............................................         33,753
  Miscellaneous.............................................         35,954
                                                              -------------
    Total expenses..........................................     14,707,809
                                                              -------------
Net investment income.......................................      1,391,003
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  WRITTEN OPTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    (73,817,266)
  Written option transactions...............................      4,307,209
                                                              -------------
Net realized loss on investments and written option
  transactions..............................................    (69,510,057)
                                                              -------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions:....................................   (126,481,658)
  Written option transactions:..............................        146,366
                                                              -------------
Net unrealized loss on investments and written option
  transactions..............................................   (126,335,292)
                                                              -------------
Net realized and unrealized loss on investments and written
  option transactions.......................................   (195,845,349)
                                                              -------------
Net decrease in net assets resulting from operations........  $(194,454,346)
                                                              =============

---------------
(a) Includes securities lending income of $41,094.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



14
--

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,391,003    $   3,113,997
  Net realized gain (loss) on investments and written option
    transactions............................................  (69,510,057)      12,792,106
  Net change in unrealized appreciation (depreciation) on
    investments and written option transactions.............  (126,335,292)    (37,116,128)
                                                              ------------   -------------
  Net decrease in net assets resulting from operations......  (194,454,346)    (21,210,025)
                                                              ------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (829,279)      (1,303,048)
    Class B.................................................     (295,185)      (1,753,973)
    Class C.................................................       (1,246)          (3,052)
  From net realized gain on investments:
    Class A.................................................   (1,242,187)        (603,636)
    Class B.................................................   (6,335,113)      (3,193,706)
    Class C.................................................      (28,151)          (6,364)
                                                              ------------   -------------
      Total dividends and distributions to shareholders.....   (8,731,161)      (6,863,779)
                                                              ------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................  105,753,757      123,490,233
    Class B.................................................   45,457,546       61,834,698
    Class C.................................................    2,710,624        1,217,119
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................    2,019,522        1,900,229
    Class B.................................................    6,434,917        4,810,706
    Class C.................................................       21,560            2,628
                                                              ------------   -------------
                                                              162,397,926      193,255,613
  Cost of shares redeemed:
    Class A.................................................  (115,637,418)    (93,834,605)
    Class B.................................................  (117,411,603)   (107,272,547)
    Class C.................................................   (1,412,165)        (328,843)
                                                              ------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................  (72,063,260)      (8,180,382)
                                                              ------------   -------------
      Net decrease in net assets............................  (275,248,767)    (36,254,186)
NET ASSETS:
Beginning of year...........................................  896,633,784      932,887,970
                                                              ------------   -------------
End of year.................................................  $621,385,017   $ 896,633,784
                                                              ============   =============
Accumulated undistributed net investment income at end of
  year......................................................  $   319,567    $      53,924
                                                              ============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              15
                                                                              --

Financial Highlights selected per share data and ratios

                                                                                         Class A
                                                         ------------------------------------------------------------------------
                                                                                 Year ended December 31,
                                                         ------------------------------------------------------------------------
                                                           2002           2001            2000            1999            1998
                                                         --------      ----------      ----------      ----------      ----------
Net asset value at beginning of period.................  $  18.52      $    19.12      $    18.18      $    17.16      $    21.76
                                                         --------      ----------      ----------      ----------      ----------
Net investment income (loss)...........................      0.12            0.19            0.15            0.12            0.23
Net realized and unrealized gain (loss) on
 investments...........................................     (4.23)          (0.52)           1.96            1.29           (1.92)
                                                         --------      ----------      ----------      ----------      ----------
Total from investment operations.......................     (4.11)          (0.33)           2.11            1.41           (1.69)
                                                         --------      ----------      ----------      ----------      ----------
Less dividends and distributions:
 From net investment income............................     (0.11)          (0.19)          (0.15)          (0.00)(b)       (0.23)
 From net realized gain on investments.................     (0.17)          (0.08)          (0.91)          (0.32)          (2.68)
 Return of capital.....................................        --              --           (0.11)          (0.07)             --
                                                         --------      ----------      ----------      ----------      ----------
Total dividends and distributions......................     (0.28)          (0.27)          (1.17)          (0.39)          (2.91)
                                                         --------      ----------      ----------      ----------      ----------
Net asset value at end of period.......................  $  14.13      $    18.52      $    19.12      $    18.18      $    17.16
                                                         ========      ==========      ==========      ==========      ==========
Total investment return (a)............................    (22.16%)         (1.74%)         11.89%           8.33%          (7.41%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss)........................      0.82%           0.99%           0.73%           0.70%           1.03%
   Expenses............................................      1.30%           1.20%           1.20%           1.13%           1.09%
Portfolio turnover rate................................        66%             88%             92%             61%             83%
Net assets at end of period (in 000's).................  $101,999      $  141,703      $  113,111      $  117,036      $  114,925

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
--

                               Class B                                                    Class C
    --------------------------------------------------------------   -------------------------------------------------

                       Year ended December 31,                                    Year ended December 31,
    --------------------------------------------------------------   -------------------------------------------------
       2002         2001         2000         1999         1998         2002         2001         2000         1999
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $    18.53   $    19.12   $    18.09   $    17.15   $    21.74   $    18.53   $    19.12   $    18.09   $    17.15
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
          0.01         0.04         0.01        (0.01)        0.06         0.01         0.04         0.01        (0.01)
         (4.23)       (0.51)        1.95         1.28        (1.91)       (4.23)       (0.51)        1.95         1.28
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         (4.22)       (0.47)        1.96         1.27        (1.85)       (4.22)       (0.47)        1.96         1.27
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         (0.01)       (0.04)       (0.01)       (0.00)(b)      (0.06)      (0.01)      (0.04)       (0.01)       (0.00)(b)
         (0.17)       (0.08)       (0.91)       (0.32)       (2.68)       (0.17)       (0.08)       (0.91)       (0.32)
            --           --        (0.01)       (0.01)          --           --           --        (0.01)       (0.01)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         (0.18)       (0.12)       (0.93)       (0.33)       (2.74)       (0.18)       (0.12)       (0.93)       (0.33)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $    14.13   $    18.53   $    19.12   $    18.09   $    17.15   $    14.13   $    18.53   $    19.12   $    18.09
    ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========
        (22.76%)      (2.45%)      11.05%        7.51%       (8.09%)     (22.76%)      (2.45%)      11.05%        7.51%
          0.07%        0.24%       (0.02%)      (0.05%)       0.28%        0.07%        0.24%       (0.02%)      (0.05%)
          2.05%        1.95%        1.95%        1.88%        1.84%        2.05%        1.95%        1.95%        1.88%
            66%          88%          92%          61%          83%          66%          88%          92%          61%
    $  517,050   $  753,299   $  819,003   $1,012,767   $1,174,554   $    2,336   $    1,631   $      774   $      631

        Class C
     -------------
     September 1,*
        through
     December 31,
         1998
     -------------
      $    18.16
      ----------
            0.03
            1.67
      ----------
            1.70
      ----------
           (0.03)
           (2.68)
              --
      ----------
           (2.71)
      ----------
      $    17.15
      ==========
            9.88%
            0.28%+
            1.84%+
              83%
      $       80

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              17
                                                                              --

MainStay Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal


18
--

Notes to Financial Statements

exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising options and futures contracts at the last posted settlement price on the market where any such options or futures are principally traded and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a



                                                                              19
                                                                              --

MainStay Value Fund

covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 2002 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS     PREMIUM
                                                              ---------   -----------
Options outstanding at December 31, 2001....................    (1,022)   $  (111,905)
Options written.............................................   (69,371)    (8,778,736)
Options buybacks............................................    54,296      6,917,785
Options exercised...........................................     6,064        815,153
Options expired.............................................     6,481        742,132
                                                               -------    -----------
Options outstanding at December 31, 2002....................    (3,552)   $  (415,571)
                                                               =======    ===========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or


20
--
permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at December 31, 2002, are not affected.

 ACCUMULATED                  ACCUMULATED
UNDISTRIBUTED                 NET REALIZED
NET INVESTMENT                  LOSS ON
    INCOME                    INVESTMENTS
--------------               --------------
     $350                        $(350)

The reclassifications for the Fund are primarily due to a reclassification of distributions.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                             2002                  2001
                                                             ----                  ----
Distributions paid from:
  Ordinary Income.......................................  $4,758,749            $3,060,073
  Long-Term Gains.......................................   3,972,412             3,803,706
                                                          ----------            ----------
                                                          $8,731,161            $6,863,779
                                                          ==========            ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and



                                                                              21
                                                                              --

MainStay Value Fund

assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the year ended December 31, 2002 the Manager earned from the Fund $4,696,735.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.


22
--

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,790 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $21,276, $415,463 and $2,588, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $2,683,742.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $14,703 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $102,803 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ORDINARY  ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 INCOME    AND OTHER LOSSES     DEPRECIATION         LOSS
--------  -------------------  --------------  -----------------
$319,567     $(64,572,136)     $(64,465,468)    $(128,718,037)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals.


                                                                              23
                                                                              --

MainStay Value Fund


At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $64,572,136 were available to the extent provided by the regulations to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $9,635,921 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $473,801 and $515,503, respectively.

As of December 31, 2002, the Fund had securities on loan with an aggregate market value of $57,852,143. The Fund received $59,615,224 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.



24
--

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 2002                 DECEMBER 31, 2001
                                           ---------------------------       ----------------------------
                                           CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C
                                           -------   -------   -------       -------   -------   --------
Shares sold..............................   6,321     2,723      169          6,636      3,288      66
Shares issued in reinvestment of
  dividends and distributions............     141       456        1            103        261      --(a)
                                           ------    ------     ----         ------    -------     ---
                                            6,462     3,179      170          6,739      3,549      66
Shares redeemed..........................  (6,894)   (7,250)     (93)        (5,003)    (5,722)    (18)
                                           ------    ------     ----         ------    -------     ---
Net increase (decrease)..................    (432)   (4,071)      77          1,736     (2,173)     48
                                           ======    ======     ====         ======    =======     ===

-------
(a) Less than one-thousand.


                                                                              25
                                                                              --

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Value Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003


26
--

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.


                                                                              27
                                                                              --

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.



28
--

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.




                                                                              29
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.



30
--

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSV11-02/03
                                                                15

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Yields and Lipper Rankings as of 12/31/02        7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Accountants               20
                                                              Trustees and Officers                           21
                                                              The MainStay(R) Funds                           24

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

                                                                               3
                                                                               -

-------
1 A basis point is one-
 hundredth of one percent, so 100 basis points equals 1.00%.

2 The current yield more closely reflects the current earnings of the Fund than the total return.


3 See footnote and table on page 7 for more information about Lipper Inc.


4 The iMoneyNet First Tier Retail Fund Average is unmanaged and includes only nongovernment retail funds that are not holding any second-tier securities. Portfolio holdings of first-tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or an average.


Portfolio Management Discussion and Analysis

In 2002, U.S. economic growth continued at a modest but extremely uneven pace. Real gross domestic product grew at a seasonally adjusted annualized rate of 5.0% in the first quarter, slowed to 1.3% in the second, and then rebounded to a rate of 4.0% in the third. Real gross domestic product grew at a seasonally adjusted annualized rate of 0.7% for the fourth quarter of 2002, according to advance estimates by the Bureau of Economic Analysis.

Record low mortgage rates and higher home prices strengthened the housing market throughout the year. Consumer spending remained relatively strong, as homeowners borrowed against their home equity. Lower tax rates supported personal income growth despite a weak labor market. Corporate revenues were sluggish throughout 2002, and companies sought to restore profitability by reducing labor costs and avoiding capital outlays. Accounting scandals at a number of high-profile companies undermined investor confidence, and disappointing corporate earnings pushed stocks lower in the spring and fall of 2002.

Given this backdrop, outstanding short-term commercial paper fell to $1.32 trillion in 2002, down from $1.44 trillion in 2001 and $1.62 trillion in 2000. The need for commercial paper declined as companies slashed the inventories that are typically financed with these securities. With interest rates at historically low levels, many companies were enticed to replace commercial paper with longer-term debt.

The Federal Reserve held interest rates steady for the first 10 months of 2002. Following several unfavorable economic reports, however, on November 6, 2002, the Fed cut the targeted federal funds rate by an aggressive 50 basis points(1) to 1.25%, seeking to stimulate the decelerating economy.

PERFORMANCE REVIEW

For the seven-day period ended December 31, 2002, MainStay Money Market Fund provided a current yield of 0.85% and an effective yield of 0.85% for Class A, Class B, and Class C shares. For the year ended December 31, 2002, the Fund returned 1.22% for Class A, Class B, and Class C shares,(2) outperforming the 1.00% return of the average Lipper(3) money market fund over the same period. All share classes also outperformed the 1.11% return of the iMoneyNet First Tier Retail Fund Average(4) for the year ended December 31, 2002.

STRATEGIC POSITIONING

Throughout 2002, the Fund's assets were invested in securities issued by the U.S. Treasury and government sponsored entities as well as in high-quality instruments issued by finance, insurance, and brokerage companies, industrial issuers, banks, and bank holding companies. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those

                                                                               5
                                                                               -

money market instruments in the highest rating category. The Fund was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Fund's concentration on the highest quality securities helped manage portfolio risk.

During the first half of the year, the Fund particularly benefited from its holdings of Treasury inflation-protected securities (TIPS), since inflation for the six months was higher than many investors had anticipated.

Early in the year, we started to reduce the Fund's average maturity, since we felt that the Federal Reserve was near the end of its easing cycle. Over the course of the next several months, we reduced the average maturity of the portfolio from about 80 days to between 45 and 50 days. We maintained this shorter-than-average maturity through the second and third quarters. Our strategic positioning helped the Fund early in the year.

Unfortunately, the Fund's shorter-than-average maturity hindered performance when money-market yields declined from May through September, since investors began to expect that the Fed would leave the targeted federal funds rate unchanged for some time. Toward the end of the third quarter, we began increasing the average maturity of the portfolio again. This positioning positively impacted Fund performance when, on November 6, 2002, the Federal Reserve lowered the targeted federal funds rate. As of year-end 2002, the average maturity of the portfolio stood at 60 days.

LOOKING AHEAD

The outlook for the U.S. economy is still highly uncertain. Although consumer spending propped up the economy for much of 2002, a weak labor market caused consumers to rein in spending toward the end of the year, as evidenced by a lackluster holiday shopping season. The corporate sector remains focused on balance-sheet repair, and the fiscal condition of state and local governments continues to deteriorate.

With Republicans taking congressional control, we believe the prospects for additional fiscal stimulus measures have increased. This, in turn, may help households strengthen their balance sheets. We believe that the Federal Reserve is unlikely to increase interest rates until later in 2003. Even then, any tightening is likely to be predicated on stronger labor markets, increased capital spending, and less geopolitical uncertainty. At least for the time being, we intend to keep the average maturity of the Fund slightly longer than the average money market fund.

6

As the market continues to look for signs of a sustainable economic recovery, we intend to remain focused on high-quality, liquid investments. Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income while preserving capital and maintaining liquidity.

Claude Athaide, Ph.D., CFA
Portfolio Manager
MacKay Shields LLC

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                               7
                                                                               -

Yields and Lipper Rankings as of 12/31/02
   FUND SEC YIELDS(1)

               7-DAY CURRENT YIELD    7-DAY EFFECTIVE YIELD
    Class A           0.85%                   0.85%
    Class B           0.85%                   0.85%
    Class C           0.85%                   0.85%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                           SINCE INCEPTION
                      1 YEAR      5 YEARS      10 YEARS    THROUGH 12/31/02
    Class A         153 out of   111 out of   n/a               84 out of
                    391 funds    264 funds                     187 funds
    Class B         153 out of   111 out of   66 out of         39 out of
                    391 funds    264 funds    148 funds         81 funds
    Class C         153 out of   n/a          n/a              116 out of
                    391 funds                                  281 funds
    Average Lipper
    money market
    fund            1.00%        3.90%        4.18%            5.06%

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN
  MAINSTAY MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 0.47%. The current yield is based on the 7-day period ending 12/31/02. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Money Market Fund

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (100.2%)+

BANK NOTES (0.9%)
Morgan Guaranty Trust Co.
 1.545%, due 6/30/03
 (b)(c).....................  $6,000,000       $  6,004,328
                                               ------------

CERTIFICATES OF DEPOSIT (5.8%)
(Yankee Certificates of
 Deposit)
Abbey National Treasury
 Services
 1.32%, due 2/18/03 (c).....   6,000,000          5,999,990
Bayerische Landesbank
 Girozentrale
 1.38%, due 5/20/03
 (b)(c).....................   6,000,000          5,999,932
Lloyds Bank PLC New York
 1.75%, due 3/20/03 (c).....   6,500,000          6,501,795
Rabobank Nederland N.V. New
 York
 2.505%, due 3/28/03 (c)....   7,000,000          7,014,628
Svenska Handelsbanken New
 York
 1.65%, due 1/31/03 (c).....   6,000,000          6,000,100
UBS AG Stamford CT
 2.33%, due 2/25/03 (c).....   7,000,000          7,006,549
                                               ------------
                                                 38,522,994
                                               ------------
COMMERCIAL PAPER (54.5%)
Abby National North America
 1.35%, due 2/13/03.........   6,000,000          5,990,325
ABN-AMRO North America
 Finance, Inc.
 1.32%, due 2/28/03.........   6,000,000          5,987,240
 1.33%, due 3/27/03.........   3,450,000          3,439,166
 1.75%, due 2/12/03.........   6,000,000          5,987,750
Allianz Finance Corp.
 1.65%, due 2/21/03 (a).....   3,650,000          3,641,468
American Express Credit
 Corp.
 1.32%, due 3/18/03.........   6,000,000          5,983,280
ANZ (DE), Inc.
 1.30%, due 1/15/03.........   5,000,000          4,997,472
 1.30%, due 1/16/03.........   6,000,000          5,996,750
 1.31%, due 2/6/03..........   6,000,000          5,992,110
Atlantis One Funding Corp.
 1.53%, due 2/6/03 (a)......   5,100,000          5,092,197
Barclays U.S. Funding Corp.
 1.71%, due 1/24/03.........   6,000,000          5,993,445
Bayerische Landesbank
 Girozentrale
 1.63%, due 2/13/03.........   6,000,000          5,988,318
ChevronTexaco Corp.
 1.30%,due 1/28/03..........   6,000,000          5,994,150
 1.32%, due 1/9/03..........   6,000,000          5,998,240
Dexia Delaware LLC
 1.34%, due 1/6/03..........   4,150,000          4,149,227
 1.35%, due 1/8/03..........   6,000,000          5,998,425

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
COMMERCIAL PAPER (CONTINUED)
General Electric Capital
 Corp.
 1.33%, due 3/17/03.........  $3,925,000       $  3,914,124
Goldman Sachs Group, Inc.
 1.75%, due 2/3/03..........   5,000,000          4,991,979
 1.78%, due 2/14/03.........   6,000,000          5,986,947
HBOS Treasury Services
 1.66%, due 2/4/03..........   6,000,000          5,990,593
ING U.S. Funding LLC
 1.30%, due 2/7/03..........   6,000,000          5,991,983
 1.33%, due 5/13/03.........   6,000,000          5,970,740
International Bank of
 Reconstruction &
 Development
 1.28%, due 1/6/03..........  10,000,000          9,998,222
International Business
 Machines Corp.
 1.54%, due 7/11/03.........   6,000,000          5,950,976
KFW International Finance,
 Inc.
 1.29%, due
 1/10/03-3/6/03.............  10,000,000          9,984,950
 1.30%, due 4/14/03.........   6,500,000          6,475,823
Lloyds Bank PLC
 1.66%, due 1/28/03.........   7,000,000          6,991,285
Merck & Co., Inc.
 1.28%, due 1/17/03.........   6,000,000          5,998,065
 1.29%, due 1/10/03.........   6,000,000          5,996,586
Merrill Lynch & Co., Inc.
 1.71%, due 2/14/03.........   6,000,000          5,987,460
 1.76%, due 2/7/03..........   5,900,000          5,889,328
Metlife Funding Inc.
 1.30%, due 1/23/03.........   6,000,000          5,995,233
Morgan Stanley Dean Witter &
 Co.
 1.75%, due 1/14/03.........   5,000,000          4,996,840
 1.77%, due 1/24/03.........   6,000,000          5,993,215
Nationwide Building Society
 1.30%, due 5/7/03..........   6,000,000          5,972,621
Nestle Capital Corp.
 1.32%, due 6/5/03 (a)......   6,000,000          5,965,900
 1.65%, due 2/5/03 (a)......   6,000,000          5,990,375
 1.70%, due 2/11/03 (a).....   6,300,000          6,287,803
Pemex Capital Inc.
 1.33%, due 4/10/03.........   6,000,000          5,978,055
Pfizer, Inc.
 1.72%, due 1/21/03 (a).....   6,000,000          5,994,267
 1.73%, due 1/24/03 (a).....   6,000,000          5,993,368
Prudential Funding LLC
 1.29%, due 3/24/03.........   6,000,000          5,982,370
 1.68%, due 1/15/03.........   5,000,000          4,996,733
Quebec Province
 1.29%, due 3/21/03.........   6,000,000          5,983,015
 1.30%, due 3/4/03..........   6,000,000          5,986,567
 1.32%, due 3/3/03..........   5,250,000          5,238,258

-------
+ Percentages indicated are based on Fund net assets.

8
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
Receivables Capital Corp.
 1.35%, due 3/6/03..........  $6,000,000       $  5,993,700
Rio Tinto America, Inc.
 1.35%, due 1/17/03 (a).....   5,909,000          5,905,455
Royal Bank of Canada
 1.30%, due 7/21/03.........   2,575,000          2,556,310
San Paolo IMI U.S. Financial
 Corp.
 1.29%, due 4/24/03.........   5,450,000          5,427,932
 1.31%, due 3/14/03.........   6,425,000          6,408,167
Santander Hispano Finance
 Delaware Inc.
 1.35%, due 3/6/03..........   6,050,000          6,035,480
Shell Finance (U.K.) PLC
 1.28%, due 4/21/03.........   6,000,000          5,976,533
 1.73%, due 1/13/03.........   6,000,000          5,996,540
 1.75%, due 3/17/03.........   6,000,000          5,978,125
Societe Generale N.A., Inc.
 1.34%, due 2/20/03.........   6,000,000          5,988,875
 1.62%, due 3/14/03.........   6,000,000          5,980,560
Svenska Handelsbanken AB
 1.74%, due 1/21/03.........   5,000,000          4,995,167
Swiss Re Financial Products
 1.70%, due 1/13/03.........   5,800,000          5,796,713
UBS Finance Delaware LLC
 1.30%, due 3/25/03.........   6,000,000          5,982,017
Unilever Capital Corp.
 1.29%, due 1/14/03 (a).....   5,000,000          4,997,671
Wells Fargo & Co.
 1.30%, due 1/30/03 (c).....   6,000,000          5,993,717
                                               ------------
                                                360,716,206
                                               ------------
CORPORATE BONDS (2.1%)
First Union Corp.
 1.66%, due 3/31/03
 (b)(c).....................   5,000,000          5,003,363
Permanent Financing PLC
 Series 1 Class 1A
 1.41%, due 6/10/03
 (b)(c).....................   6,000,000          6,000,000
SBC Communications Inc.
 1.38%, due 3/14/03
 (b)(c).....................   3,000,000          3,000,000
                                               ------------
                                                 14,003,363
                                               ------------
MEDIUM TERM NOTES (1.2%)
American Express Credit
 Corp.
 Series B
 1.42%, due 4/8/03 (b)(c)...   6,000,000          6,000,000
Ford Credit Auto Owner Trust
 1.79%, due 5/15/03
 (b)(c).....................   1,860,481          1,860,481
                                               ------------
                                                  7,860,481
                                               ------------

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (33.7%)
Federal Home Loan Banks
 (Discount Notes)
 1.28%, due
 1/3/03-5/21/03.............  $17,600,000      $ 17,561,458
 1.60%, due
 3/12/03-4/11/03............  13,521,000         13,470,935
 1.64%, due 3/7/03..........   7,000,000          6,979,272
Federal Home Loan Mortgage
 Corporation (Discount
 Notes)
 1.25%, due 3/31/03.........   7,925,000          7,900,509
 1.27%, due 3/13/03.........   6,000,000          5,984,972
 1.29%, due 5/22/03.........   6,229,000          6,197,528
 1.66%, due
 3/27/03-4/24/03............  12,000,000         11,945,220
Federal National Mortgage
 Association
 (Discount Notes)
 1.24%, due 1/6/03..........   3,300,000          3,299,432
 1.27%, due 5/14/03.........   5,800,000          5,772,787
 1.28%, due
 4/1/03-5/14/03.............  12,620,000         12,566,200
 1.57%, due
 2/26/03-4/9/03.............  12,600,000         12,558,238
 1.58%, due
 2/12/03-3/5/03.............  11,000,000         10,975,115
 1.60%, due 2/10/03.........   5,275,000          5,265,622
 1.61%, due 2/5/03..........   6,000,000          5,990,608
 1.67%, due
 2/28/03-3/26/03............  22,669,000         22,590,556
 1.68%, due 1/23/03.........   3,750,000          3,746,150
 1.69%, due 1/7/03..........   7,000,000          6,998,028
 1.70%, due
 1/8/03-4/16/03.............  26,885,000         26,812,516
United States Treasury Bills
 1.22%, due 5/22/03.........  10,000,000          9,952,138
 1.23%, due
 4/10/03-4/17/03............  13,900,000         13,850,960
 1.25%, due 5/1/03-5/8/03...  12,900,000         12,844,751
                                               ------------
                                                223,262,995
                                               ------------
                                SHARES
                              -----------
INVESTMENT COMPANY (2.0%)
Merrill Lynch Premier
 Institutional Fund.........  13,075,000       $ 13,075,000
                                               ------------
Total Short-Term Investments
 (Amortized Cost
 $663,445,367) (d)..........       100.2%       663,445,367
Liabilities in Excess of
 Cash and Other Assets......        (0.2)        (1,644,122)
                              -----------      ------------
Net Assets..................       100.0%      $661,801,245
                              ===========      ============

-------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at
     December 31, 2002.
(c)  Coupon interest bearing security.
(d)  The cost stated also represents the aggregate cost for
     federal income tax purposes.

                                                                               9
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

The table below sets forth the diversification of the Money Market Fund investments by industry.

                                  AMORTIZED
                                     COST       PERCENT+
                                 -----------------------
INDUSTRY DIVERSIFICATION
Auto Leases....................  $ 1,860,480       0.3%
Banks #........................  221,887,553      33.5
Brokerage......................   11,876,788       1.8
Computer Systems...............    5,950,977       0.9
Consumer Financial Services....   11,779,993       1.8
Finance........................   47,861,272       7.2
Finance--Receivable............    5,993,700       0.9
Foreign Government.............   17,207,839       2.6
General Electric...............    3,914,124       0.6
Health Care-Drugs..............   11,987,635       1.8
Health Care-Medical Products...   11,994,652       1.8
Insurance......................   16,974,336       2.6
Investment Bank/Brokerage......   21,968,981       3.3
Investment Company.............   13,075,000       2.0
Metals-Miscellaneous...........    5,905,455       0.9
Oil--Integrated................   29,943,588       4.5
U.S. Government & Federal
 Agencies......................  223,262,994      33.7
                                 ------------    -----
                                 663,445,367     100.2
Liabilities in Excess of
 Cash and Other Assets.........   (1,644,122)     (0.2)
                                 ------------    -----
Net Assets.....................  $661,801,245    100.0%
                                 ============    =====

-------
+ Percentages indicated are based on Fund net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

10
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (amortized cost
  $663,445,367).............................................       $663,445,367
Cash........................................................             89,039
Receivables:
  Fund shares sold..........................................          1,598,246
  Interest..................................................            375,865
Other assets................................................             51,846
                                                                   ------------
        Total assets........................................        665,560,363
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................          2,879,231
  Transfer agent............................................            506,481
  Manager...................................................             75,529
  Trustees..................................................              8,207
  Custodian.................................................              7,443
Accrued expenses............................................            112,028
Dividend payable............................................            170,199
                                                                   ------------
        Total liabilities...................................          3,759,118
                                                                   ------------
Net assets..................................................       $661,801,245
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  2,211,001
  Class B...................................................          4,294,836
  Class C...................................................            112,070
Additional paid-in capital..................................        655,179,956
Accumulated net realized gain on investments................              3,382
                                                                   ------------
Net assets..................................................       $661,801,245
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $221,105,768
                                                                   ============
Shares of beneficial interest outstanding...................        221,100,106
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $429,488,016
                                                                   ============
Shares of beneficial interest outstanding...................        429,483,583
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 11,207,461
                                                                   ============
Shares of beneficial interest outstanding...................         11,207,029
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============

                                                                              11
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Interest..................................................  $13,230,825
                                                              -----------
Expenses:
  Manager...................................................    3,267,617
  Transfer agent............................................    2,736,871
  Shareholder communication.................................      136,612
  Professional..............................................      113,418
  Recordkeeping.............................................       96,221
  Custodian.................................................       73,131
  Registration..............................................       71,695
  Trustees..................................................       33,467
  Miscellaneous.............................................       21,764
                                                              -----------
    Total expenses before reimbursement.....................    6,550,796
Expense reimbursement from Manager and Subadvisor...........   (1,681,471)
                                                              -----------
    Net expenses............................................    4,869,325
                                                              -----------
Net investment income.......................................    8,361,500
                                                              -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................       26,655
                                                              -----------
Net increase in net assets resulting from operations........  $ 8,388,155
                                                              ===========

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended        Year ended
                                                               December 31,      December 31,
                                                                   2002              2001
                                                              ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $     8,361,500   $   23,132,850
  Net realized gain (loss) on investments...................           26,655              (14)
                                                              ---------------   --------------
  Net increase in net assets resulting from operations......        8,388,155       23,132,836
                                                              ---------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (2,899,885)      (7,106,029)
    Class B.................................................       (5,265,499)     (15,519,568)
    Class C.................................................         (196,116)        (507,253)
  From net realized gain on investments:
    Class A.................................................           (5,184)              --
    Class B.................................................           (8,975)              --
    Class C.................................................             (233)              --
                                                              ---------------   --------------
      Total dividends and distributions to shareholders.....       (8,375,892)     (23,132,850)
                                                              ---------------   --------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................    1,088,735,323      669,255,386
    Class B.................................................      471,236,622      526,962,473
    Class C.................................................       55,296,456       52,469,443
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        2,527,921        6,526,092
    Class B.................................................        4,902,168       14,595,365
    Class C.................................................          152,853          440,601
                                                              ---------------   --------------
                                                                1,622,851,343    1,270,249,360
  Cost of shares redeemed:
    Class A.................................................   (1,093,968,714)    (619,694,701)
    Class B.................................................     (486,584,778)    (509,906,388)
    Class C.................................................      (60,948,200)     (45,567,603)
                                                              ---------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (18,650,349)      95,080,668
                                                              ---------------   --------------
      Net increase (decrease) in net assets.................      (18,638,086)      95,080,654
NET ASSETS:
Beginning of year...........................................  $   680,439,331   $  585,358,677
                                                              ---------------   --------------
End of year.................................................  $   661,801,245   $  680,439,331
                                                              ===============   ==============

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                            Class A
                                                                ----------------------------------------------------------------
                                                                                    Year ended December 31,
                                                                ----------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
                                                                --------      --------      --------      --------      --------
Net asset value at beginning of period....................      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                                --------      --------      --------      --------      --------
Net investment income.....................................          0.01          0.04          0.06          0.05          0.05
Net realized gain on investments..........................          0.00(b)         --            --            --            --
                                                                --------      --------      --------      --------      --------
Total from investment operations..........................          0.01          0.04          0.06          0.05          0.05
                                                                --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income...............................         (0.01)        (0.04)        (0.06)        (0.05)        (0.05)
 From net realized gain on investments....................         (0.00)(b)        --            --            --            --
                                                                --------      --------      --------      --------      --------
Total dividends and distributions.........................         (0.01)        (0.04)        (0.06)        (0.05)        (0.05)
                                                                --------      --------      --------      --------      --------
Net asset value at end of period..........................      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                                ========      ========      ========      ========      ========
Total investment return (a)...............................          1.22%         3.72%         5.87%         4.65%         5.01%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income..................................          1.20%         3.59%         5.71%         4.56%         4.90%
   Net expenses...........................................          0.70%         0.70%         0.70%         0.70%         0.70%
   Expenses (before reimbursement)........................          0.94%         0.90%         0.89%         0.85%         0.93%
Net assets at end of period (in 000's)....................      $221,106      $223,807      $167,720      $189,336      $149,751

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.

14
-

                          Class B                                               Class C
    ----------------------------------------------------   --------------------------------------------------
                         Year ended                                    Year ended                September 1*
                        December 31,                                  December 31,                 through
    ----------------------------------------------------   -----------------------------------   December 31,
      2002       2001       2000       1999       1998      2002      2001      2000     1999        1998
    --------   --------   --------   --------   --------   -------   -------   ------   ------   ------------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00   $  1.00   $ 1.00   $ 1.00      $ 1.00
    --------   --------   --------   --------   --------   -------   -------   ------   ------      ------
        0.01       0.04       0.06       0.05       0.05      0.01      0.04     0.06     0.05        0.02
        0.00(b)       --        --         --         --      0.00(b)      --      --       --          --
    --------   --------   --------   --------   --------   -------   -------   ------   ------      ------
        0.01       0.04       0.06       0.05       0.05      0.01      0.04     0.06     0.05        0.02
    --------   --------   --------   --------   --------   -------   -------   ------   ------      ------
       (0.01)     (0.04)     (0.06)     (0.05)     (0.05)    (0.01)    (0.04)   (0.06)   (0.05)      (0.02)
       (0.00)(b)       --       --         --         --     (0.00)(b)      --     --       --          --
    --------   --------   --------   --------   --------   -------   -------   ------   ------      ------
       (0.01)     (0.04)     (0.06)     (0.05)     (0.05)    (0.01)    (0.04)   (0.06)   (0.05)      (0.02)
    --------   --------   --------   --------   --------   -------   -------   ------   ------      ------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00   $  1.00   $ 1.00   $ 1.00      $ 1.00
    ========   ========   ========   ========   ========   =======   =======   ======   ======      ======
        1.22%      3.72%      5.87%      4.65%      5.01%     1.22%     3.72%    5.87%    4.65%       1.60%
        1.20%      3.59%      5.71%      4.56%      4.90%     1.20%     3.59%    5.71%    4.56%       4.90%+
        0.70%      0.70%      0.70%      0.70%      0.70%     0.70%     0.70%    0.70%    0.70%       0.70%+
        0.94%      0.90%      0.89%      0.85%      0.93%     0.94%     0.90%    0.89%    0.85%       0.93%+
    $429,488   $439,927   $408,275   $458,391   $424,174   $11,207   $16,706   $9,364   $2,154      $   18

                                                                              15
                                                                               -

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively, bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political develpments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES VALUATION. Securities are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

16
-

Notes to Financial Statements

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2002 and December 31, 2001 represent tax-based distributions of ordinary income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income, expenses, and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio

                                                                              17
                                                                               -

MainStay Money Market Fund

management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the year ended December 31, 2002, the Manager earned from the Fund $3,267,617 and reimbursed the Fund $1,681,471.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion.

To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the year ended December 31, 2002, in the amount of $1,188,238.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $2,736,871.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

18
-

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $13,843 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $96,221 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated gains on a tax basis were as follows:

ACCUMULATED CAPITAL  TOTAL ACCUMULATED
  AND OTHER GAINS          GAIN
-------------------  -----------------
      $3,382              $3,382

During the year ended December 31, 2002, for federal income tax purposes, the Fund utilized capital loss carryforwards of $8,881 to offset realized gains.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                              YEAR ENDED                       YEAR ENDED
                                          DECEMBER 31, 2002                 DECEMBER 31, 2001
                                   --------------------------------   -----------------------------
                                    CLASS A     CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                                   ----------   --------   --------   --------   --------   -------
Shares sold......................   1,088,735    471,237    55,296     669,254    526,957    52,469
Shares issued in reinvestment of
  dividends and distributions....       2,528      4,902       153       6,526     14,595       441
                                   ----------   --------   -------    --------   --------   -------
                                    1,091,263    476,139    55,449     675,780    541,552    52,910
Shares redeemed..................  (1,093,969)  (486,585)  (60,948)   (619,695)  (509,906)  (45,568)
                                   ----------   --------   -------    --------   --------   -------
Net increase (decrease)..........      (2,706)   (10,446)   (5,499)     56,085     31,646     7,342
                                   ==========   ========   =======    ========   ========   =======

                                                                              19
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Money Market Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

20
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                                              21
                                                                               -
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

22
-
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

                                                                              23
                                                                               -
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

24
-

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
YNot FDIC insured. Y No bank guarantee. Y May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSMM11- 02/03
                                                    12

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Money Market Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Research Value
                                                              Fund versus Russell 1000(R) Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/02      12
                                                              Portfolio of Investments                        13
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              Special Meeting of Shareholders                 27
                                                              Trustees and Officers                           28
                                                              The MainStay(R) Funds                           31

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

4

$10,000 Invested in MainStay
Research Value Fund versus Russell
1000(R) Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year -32.03%, Since Inception -2.42%

[LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
                                                          FUND                 INFLATION (CPI)(2)               INDEX(1)
                                                 -----------------------       ------------------          ------------------
6/1/98                                                   9450.00                    10000.00                    10000.00
12/98                                                    9734.00                    10115.00                    10442.00
12/99                                                   11520.00                    10386.00                    11210.00
12/00                                                   13236.00                    10736.00                    11997.00
12/01                                                   12423.00                    10902.00                    11326.00
12/02                                                    8936.00                    11167.00                     9568.00

CLASS B SHARES Total Returns: 1 Year -32.19%, Since Inception -2.33%

[LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
                                                          FUND                 INFLATION (CPI)(2)               INDEX(1)
                                                 -----------------------       ------------------          ------------------
6/1/98                                                  10000.00                    10000.00                    10000.00
12/98                                                   10250.00                    10115.00                    10442.00
12/99                                                   12050.00                    10386.00                    11210.00
12/00                                                   13741.00                    10736.00                    11997.00
12/01                                                   12801.00                    10902.00                    11326.00
12/02                                                    8975.00                    11167.00                     9568.00

CLASS C SHARES Total Returns: 1 Year -29.34%, Since Inception -1.95%

[LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
                                                          FUND                 INFLATION (CPI)(2)               INDEX(1)
                                                 -----------------------       ------------------          ------------------
6/1/98                                                  10000.00                    10000.00                    10000.00
12/98                                                   10250.00                    10115.00                    10442.00
12/99                                                   12050.00                    10386.00                    11210.00
12/00                                                   13741.00                    10736.00                    11997.00
12/01                                                   12801.00                    10902.00                    11326.00
12/02                                                    9137.00                    11167.00                     9568.00

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

                                                                               5
                                                                               -

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

6

Portfolio Management Discussion and Analysis

During 2002, the U.S. equity market suffered from a series of corporate scandals and international conflicts. Although investors began the year hoping for an economic recovery, as the year progressed, the few detectable signs of impending improvement were not enough to prompt a turnaround.

Gross domestic product continued to advance during the year, and consumer spending remained relatively strong, spurred on by low interest rates and widespread mortgage refinancing. Unfortunately, continuing layoffs, a falling stock market, and increasing geopolitical tensions triggered a significant drop-off in consumer confidence, which led to weak holiday spending.

The stock market hit its low point for the year in early October. In November, the Federal Reserve sought to strengthen the economy by reducing the targeted federal funds rate by 50 basis points to an unusually low 1.25%. The stock market continued its fourth-quarter rally in November, but fell back in December, losing some of the ground it had gained.

The closing months of the year provided more optimistic economic signals on several fronts, including leading economic indicators, housing starts, and inflation. The stock market reacted positively to the Bush administration's fiscal stimulus package. Even so, rising energy prices, weak employment figures, mixed corporate-earnings projections, and the threat of war with Iraq all continue to weigh on the markets and weaken investor confidence.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Research Value Fund returned -28.07% for Class A shares and -28.62% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -17.91% return of the average Lipper(1) multi-cap value fund over the same period. All share classes also underperformed the -15.52% return of the Russell 1000(R) Value Index(2) for the year ended December 31, 2002.

The 2002 performance of MainStay Research Value Fund reflected a change of subadvisor. On November 1, 2002, Fund Asset Management, L.P., doing business as Mercury Advisors, replaced John A. Levin & Co., Inc. as subadvisor to the Fund. The report that follows reflects separate information from the two subadvisors for the respective periods during which they provided services for the Fund's portfolio.

PORTFOLIO STRATEGIES--JOHN A. LEVIN & CO., INC.

During the 10-month period that we acted as subadvisor for the Fund's portfolio in 2002, the stock market suffered a precipitous decline. Much of the

-------

1 See footnote and table on page 12 for more information about Lipper Inc.


2 See footnote on page 5 for more information about the Russell 1000 Value
  Index.

                                                                               7
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                             3.00
12/99                                                                            18.35
12/00                                                                            14.89
12/01                                                                            -6.14
12/02                                                                           -28.07

CLASS B AND CLASS C SHARES

[BAR GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                             2.50
12/99                                                                            17.56
12/00                                                                            14.03
12/01                                                                            -6.84
12/02                                                                           -28.62

Fund's underperformance during this period occurred in the second quarter and September. Although we did not buy consumer, housing, or information technology stocks that we believed were overvalued, we did focus on companies with hard assets, including pipelines and refineries. During the first 10 months of 2002, however, uncertainty plagued the energy sector. The price dislocations of energy companies became significantly disproportionate to the values of their hard assets. Regulatory scrutiny led to unfavorable headlines that created both real and perceived risks and further depressed stock prices.

8

Low interest rates, which generally help the economy, provided little relief to companies that lost their investment-grade ratings during the first 10 months of 2002. After the downgrades, these companies found it difficult to refinance their near-term debt obligations in the capital markets.

During the first 10 months of 2002, the Fund's top-performing holdings included Tribune, a media and entertainment company that advanced on stronger margins, lower newsprint costs, and an improving advertising market in the second half of the year. We sold off increments of the stock to lock in profits. Health insurance provider Aetna advanced 22% through the end of October and we sold the Fund's position based on strong relative performance. Pharmacia benefited from a takeover bid from pharmaceutical giant Pfizer at a premium of approximately 40%.

Burlington Resources, which explores, develops, and produces natural gas, benefited from asset sales, improving returns on capital, and a strengthening natural gas market. From the beginning of the year through the end of October, the stock had risen 11%. Tool manufacturer Black & Decker showed strong relative performance throughout the first 10 months of 2002, rising approximately 25%. We progressively trimmed the Fund's position in the stock to take advantage of this strong performance.

Unfortunately, not all of the Fund's holdings were as strong during the first 10 months of 2002. El Paso, an integrated natural gas company with exploration, pipeline, and refining interests, suffered severe setbacks with the faltering merchant energy business. An adverse ruling in September, however, caused the stock's price to fall to levels that we believe to be below the company's underlying asset value. Williams Companies, another energy name, traded down in 2002 almost entirely due to a liquidity crisis triggered by high leverage, declining credit quality, and uncertainties surrounding the company's energy marketing and risk management portfolio.

Reliant Resources, a profitable Texas power supplier, came under pressure when the company was downgraded to below investment grade. The company is making progress with its lenders to restructure its debt. Tyco International suffered from an accounting scandal, a management shake-up, credit downgrades, dilutive asset sales, and a substantial decrease in earnings. With bad news at every turn, investor psychology and fundamental factors both contributed to the stock's major loss of value. Finally, Sprint PCS shares experienced considerable pressure due to a combination of liquidity concerns and the potentially damaging competitive environment, particularly increased marketing expenses.

During the first 10 months of 2002, the Fund purchased a number of new positions. We found Bristol-Myers Squibb appealing due to its strong pipeline of new drugs and the potential for a merger or alliance with another major pharmaceutical company. Dow Chemical appeared undervalued, with its asbes-

                                                                               9
                                                                               -

tos litigation concerns largely priced into the stock. PNC Financial appeared undervalued given management's positive strategies to improve the company's share price. Offshore drilling contractor Transocean Sedco Forex showed strong fundamentals and catalysts for price appreciation.

We bought CSX, Citigroup, John Hancock Financial Services, Kimberly-Clark, and Oracle when the stocks fell substantially off their 52-week highs and showed indications that improvements might follow. We also bought CIGNA for the Fund in October, believing that the stock was being vastly undervalued by the market. Strong cash flow and cost-cutting initiatives attracted us to Home Depot.

We also closed a number of the Fund's positions during the first 10 months of the year. American Express reached our price target and we sold the stock to lock in profits. First Data shares, up more than 100% since their original purchase for the Fund in 1997, reached what we believed to be their targeted value and were sold. We also sold the Fund's position in ACE in May when the stock reached what we estimated to be its targeted value. We sold the Fund's position in Schlumberger in April, when a recent acquisition failed to perform as expected and we perceived no compelling catalyst for price appreciation.

We also eliminated the Fund's position in Automatic Data Processing when prospects for near-term appreciation became less compelling. We sold the Fund's shares of Coca-Cola on relative strength in July to control portfolio volatility. The Fund's position in General Motors Class H stock was sold when completion of the EchoStar merger became less likely, reducing the stock's capital appreciation potential. We sold the Fund's position in Johnson & Johnson in October, believing that the stock had become fully valued. Slowing pharmaceutical growth and difficulties with a recently approved drug-coated stent underscored the reasonableness of the sale.

John (Jack) W. Murphy
Daniel M. Theriault
Portfolio Managers
John A. Levin & Co., Inc.

10
-

PORTFOLIO STRATEGY--MERCURY ADVISORS

Mercury Advisors began officially serving as the subadvisor to MainStay Research Value Fund effective November 1, 2002. There was a brief transition period, during which the majority of the Fund's securities that had been purchased by the previous subadvisor, John A. Levin & Co., were sold, and new securities were purchased.

After the transition period, through the end of December 31, 2002, we did not sell any of the Fund's securities, but we did establish a new position in Baxter International, a leader in the health care industry.

The stock had declined substantially from its prior highs due to near-term competitive factors and reduced earnings expectations. We were attracted to the company not only for its depressed stock price, but also for its solid management, excellent products, and long-term earnings potential. In our opinion, the market had underestimated the company's earnings prospects.

From November 1 through December 31, 2002, the Fund's holdings in the consumer discretionary and financials sectors made the largest positive contributions to relative performance. Top-performing securities included J.C. Penney, Xerox, and Hartford Financial Services, all of which provided positive returns for the less-than-two-month period. Wyeth, a pharmaceutical company, and Ingersoll-Rand, known for its tools, machinery, and other diversified industrial interests, rounded out the Fund's top-five performers from the time we began serving as subadvisor through the end of 2002.

The consumer staple sector took the greatest toll on the Fund's performance from November 1 through December 31, 2002, with Archer-Daniels-Midland, an agricultural processing company, seeing its shares fall about 11% over the two-month period.

Our strategy is to remain relatively sector-neutral, with any variations stemming primarily from bottom-up stock selection based on relative-value characteristics. As of December 31, 2002, the Fund was rather neutrally positioned relative to the sector weights of the S&P 500 Index.(3) Significant differences came in the information technology sector, which was priced at approximately 39 times trailing earnings and appeared to us to be overvalued. The Fund had a target weight of 9% relative to the S&P 500's weight of 14%. At the other end of the spectrum, the Fund remains overweighted in the utilities, telecommunication services, and energy sectors. In considering new purchases across all sectors, we focus our attention on companies with strong balance sheets and generally high-quality earnings.

-------

3 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                              11
                                                                               -

LOOKING AHEAD

Our outlook for U.S. stock prices depends on economic growth, corporate profitability, and valuation, which is often closely tied with investor psychology. As of year-end 2002, many companies are emphasizing cost cutting as they adjust to recent mergers and acquisitions and seek other ways to rescale their business for today's economic environment.

The competitive background remains intense, with little pricing power. Many companies are reducing their leverage and focusing on improving their cash flow. Despite low interest rates and low inflation, we believe that many stocks are still overpriced from a historical perspective. We will continue to seek stocks that are trading at low price-earnings multiples and appear to be attractively valued. We are also looking at companies with cyclically depressed earnings that may be positioned to benefit from an economic turnaround in the coming years.

Whatever the economy or the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities or large-capitalization companies.

D. Tysen Nutt, Jr.
Robert A. Vogel, Jr.
Anthony A. Lombardi
Jordan L. Irving
Portfolio Managers
Mercury Advisors

12
-

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                  1 YEAR         SINCE INCEPTION THROUGH 12/31/02
    Class A                      -28.07%                      -1.21%
    Class B                      -28.62%                      -1.95%
    Class C                      -28.62%                      -1.95%

   FUND RETURNS (WITH SALES CHARGES)(1)

                                  1 YEAR         SINCE INCEPTION THROUGH 12/31/02
    Class A                      -32.03%                      -2.42%
    Class B                      -32.19%                      -2.33%
    Class C                      -29.34%                      -1.95%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                  1 YEAR         SINCE INCEPTION THROUGH 12/31/02
    Class A                451 out of 476 funds        143 out of 265 funds
    Class B                456 out of 476 funds        164 out of 265 funds
    Class C                456 out of 476 funds        169 out of 273 funds
    Average Lipper
    multi-cap value fund         -17.91%                      -0.40%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A     $8.38       $0.0000      $0.0142
    Class B     $8.08       $0.0000      $0.0142
    Class C     $8.08       $0.0000      $0.0142

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR FUND-SHARE REDEMPTIONS. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                              13
                                                                               -

MainStay Research Value Fund
Portfolio of Investments December 31, 2002

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (95.0%)+
AEROSPACE & DEFENSE (3.2%)
Boeing Co. (The)................    39,629       $ 1,307,361
                                                 -----------
BANKS (14.2%)
FleetBoston Financial Corp. ....    49,966         1,214,174
Huntington Bancshares, Inc. ....    61,740         1,155,155
Marshall & Ilsley Corp. ........    41,614         1,139,391
Wachovia Corp. .................    33,717         1,228,648
Washington Mutual, Inc. ........    32,769         1,131,514
                                                 -----------
                                                   5,868,882
                                                 -----------
COMPUTERS & PERIPHERALS (5.8%)
Hewlett-Packard Co. ............    72,674         1,261,621
International Business Machines
 Corp. .........................    14,836         1,149,790
                                                 -----------
                                                   2,411,411
                                                 -----------
DIVERSIFIED TELECOMMUNICATION
SERVICES (6.6%)
AT&T Corp. .....................    12,153           317,315
SBC Communications, Inc. .......    44,696         1,211,708
Verizon Communications, Inc. ...    31,021         1,202,064
                                                 -----------
                                                   2,731,087
                                                 -----------
ELECTRIC UTILITIES (2.9%)
FPL Group, Inc. ................    20,003         1,202,780
                                                 -----------

FOOD PRODUCTS (5.6%)
Archer-Daniels-Midland Co. .....    86,573         1,073,505
ConAgra Foods, Inc. ............    48,977         1,224,915
                                                 -----------
                                                   2,298,420
                                                 -----------
HEALTH CARE EQUIPMENT &
SUPPLIES (5.8%)
Baxter International, Inc. .....    41,700         1,167,600
Beckman Coulter, Inc. ..........    42,075         1,242,054
                                                 -----------
                                                   2,409,654
                                                 -----------
HOUSEHOLD PRODUCTS (2.6%)
Kimberly-Clark Corp. ...........    23,017         1,092,617
                                                 -----------

INSURANCE (5.9%)
Allstate Corp. (The)............    29,431         1,088,653
Hartford Financial Services
 Group, Inc. (The)..............    29,469         1,338,776
                                                 -----------
                                                   2,427,429
                                                 -----------
LEISURE EQUIPMENT & PRODUCTS (3.0%)
Mattel, Inc. ...................    65,065         1,245,995
                                                 -----------

MACHINERY (3.2%)
Ingersoll-Rand Co. Class A......    30,318         1,305,493
                                                 -----------


                                   SHARES           VALUE
                                  --------------------------
MULTILINE RETAIL (2.9%)
J.C. Penney Co., Inc. ..........    51,244       $ 1,179,124
                                                 -----------

MULTI-UTILITIES & UNREGULATED
POWER (3.0%)
Energy East Corp. ..............    55,820         1,233,064
                                                 -----------

OFFICE ELECTRONICS (3.4%)
Xerox Corp. (a).................   176,706         1,422,483
                                                 -----------

OIL & GAS (7.5%)
ChevronTexaco Corp. ............    17,039         1,132,753
ConocoPhillips..................    15,860           767,465
Exxon Mobil Corp. ..............    34,009         1,188,275
                                                 -----------
                                                   3,088,493
                                                 -----------
PAPER & FOREST PRODUCTS (2.1%)
Weyerhaeuser Co. ...............    17,340           853,301
                                                 -----------

PHARMACEUTICALS (8.9%)
Abbott Laboratories.............    28,124         1,124,960
Merck & Co., Inc. ..............    21,581         1,221,701
Wyeth...........................    35,078         1,311,917
                                                 -----------
                                                   3,658,578
                                                 -----------
ROAD & RAIL (5.8%)
Burlington Northern Santa Fe
 Corp. .........................    45,864         1,192,922
Union Pacific Corp. ............    19,871         1,189,677
                                                 -----------
                                                   2,382,599
                                                 -----------
SPECIALTY RETAIL (2.6%)
Limited Brands..................    75,815         1,056,103
                                                 -----------
Total Investments
 (Cost $40,176,956) (b).........      95.0%       39,174,874(c)
Cash and Other Assets,
 Less Liabilities...............       5.0         2,055,012
                                   -------       -----------
Net Assets......................     100.0%      $41,229,886
                                   =======       ===========

+ Percentage indicated are based on Fund net assets.


-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $40,195,912.
(c)  At December 31,2002, net unrealized depreciation was
     $1,021,038, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $1,257,068 and aggre-
     gate gross unrealized depreciation for all investments on
     which there was an excess of cost over market value of
     $2,278,106.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $40,176,956)..............................................       $ 39,174,874
Cash........................................................          1,976,424
Receivables:
  Fund shares sold..........................................             99,236
  Dividends.................................................             76,609
Other assets................................................              7,059
Unamortized organization expense............................              5,633
                                                                   ------------
        Total assets........................................         41,339,835
                                                                   ------------
LIABILITIES:
Payables:
  Transfer agent............................................             41,380
  NYLIFE Distributors.......................................             23,528
  Shareholder Communication.................................             21,137
  Manager...................................................              8,164
  Custodian.................................................                880
  Trustees..................................................                466
Accrued expenses............................................             14,394
                                                                   ------------
        Total liabilities...................................            109,949
                                                                   ------------
Net assets..................................................       $ 41,229,886
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     22,106
  Class B...................................................             23,455
  Class C...................................................              4,622
Additional paid-in capital..................................         58,193,220
Accumulated net realized loss on investments................        (16,011,435)
Net unrealized depreciation on investments..................         (1,002,082)
                                                                   ------------
Net assets..................................................       $ 41,229,886
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 18,531,920
                                                                   ============
Shares of beneficial interest outstanding...................          2,210,634
                                                                   ============
Net asset value per share outstanding.......................       $       8.38
Maximum sales charge (5.50% of offering price)..............               0.49
                                                                   ------------
Maximum offering price per share outstanding................       $       8.87
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 18,961,169
                                                                   ============
Shares of beneficial interest outstanding...................          2,345,547
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.08
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  3,736,797
                                                                   ============
Shares of beneficial interest outstanding...................            462,249
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.08
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $    927,037
  Interest..................................................        40,283
                                                              ------------
    Total income............................................       967,320
                                                              ------------
Expenses:
  Manager...................................................       423,987
  Transfer agent............................................       235,660
  Distribution--Class B.....................................       176,717
  Distribution--Class C.....................................        37,263
  Service--Class A..........................................        53,375
  Service--Class B..........................................        58,906
  Service--Class C..........................................        12,421
  Shareholder communication.................................        46,859
  Registration..............................................        28,417
  Professional..............................................        25,697
  Recordkeeping.............................................        19,959
  Amortization of organization expense......................        13,490
  Custodian.................................................         7,966
  Trustees..................................................         5,992
  Miscellaneous.............................................        20,190
                                                              ------------
    Total expenses before reimbursement.....................     1,166,899
Expense reimbursement from Manager..........................      (104,871)
                                                              ------------
    Net expenses............................................     1,062,028
                                                              ------------
Net investment loss.........................................       (94,708)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (15,895,812)
Net change in unrealized appreciation on investments........    (1,420,991)
                                                              ------------
Net realized and unrealized loss on investments.............   (17,316,803)
                                                              ------------
Net decrease in net assets resulting from operations........  $(17,411,511)
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $2,623.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2002            2001
                                                              -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $    (94,708)   $  (210,177)
  Net realized gain (loss) on investments...................   (15,895,812)        41,736
  Net change in unrealized appreciation on investments......    (1,420,991)    (3,633,217)
                                                              ------------    -----------
  Net decrease in net assets resulting from operations......   (17,411,511)    (3,801,658)
                                                              ------------    -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................       (29,926)      (229,042)
    Class B.................................................       (33,343)      (287,073)
    Class C.................................................        (6,670)       (59,490)
                                                              ------------    -----------
      Total distributions to shareholders...................       (69,939)      (575,605)
                                                              ------------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     7,500,281      5,123,867
    Class B.................................................     4,990,637     11,830,716
    Class C.................................................     2,164,087      3,499,206
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................        27,070        199,555
    Class B.................................................        27,824        238,459
    Class C.................................................         2,853         22,795
                                                              ------------    -----------
                                                                14,712,752     20,914,598
  Cost of shares redeemed:
    Class A.................................................    (4,983,316)    (2,850,802)
    Class B.................................................    (6,310,427)    (4,429,426)
    Class C.................................................    (2,460,364)    (1,556,377)
                                                              ------------    -----------
      Increase in net assets derived from capital share
       transactions.........................................       958,645     12,077,993
                                                              ------------    -----------
      Net increase (decrease) in net assets.................   (16,522,805)     7,700,730
NET ASSETS:
Beginning of year...........................................    57,752,691     50,051,961
                                                              ------------    -----------
End of year.................................................  $ 41,229,886    $57,752,691
                                                              ============    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                       This page intentionally left blank

18
-

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                                         ----------------------------------------------------------
                                                                                                         June 1*
                                                                   Year ended December 31,               through
                                                         -------------------------------------------   December 31,
                                                          2002      2001         2000         1999         1998
                                                         -------   -------      -------      -------   ------------
Net asset value at beginning of period.................  $ 11.67   $ 12.56      $ 11.62      $ 10.30     $ 10.00
                                                         -------   -------      -------      -------     -------
Net investment income (loss) (a).......................     0.02      0.01         0.00(b)     (0.03)      (0.07)
Net realized and unrealized gain (loss) on
  investments..........................................    (3.30)    (0.78)        1.70         1.90        0.37
                                                         -------   -------      -------      -------     -------
Total from investment operations.......................    (3.28)    (0.77)        1.70         1.87        0.30
                                                         -------   -------      -------      -------     -------
Less distributions:
  From net realized gain on investments................    (0.01)    (0.12)       (0.76)       (0.37)         --
  In excess of net realized gain on investments........       --        --           --        (0.18)         --
                                                         -------   -------      -------      -------     -------
Total distributions to shareholders....................    (0.01)    (0.12)       (0.76)       (0.55)         --
                                                         -------   -------      -------      -------     -------
Net asset value at end of period.......................  $  8.38   $ 11.67      $ 12.56      $ 11.62     $ 10.30
                                                         =======   =======      =======      =======     =======
Total investment return (c)............................   (28.07%)   (6.14%)      14.89%       18.35%       3.00%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income (loss).......................     0.24%     0.05%        0.06%       (0.33%)     (1.48%)+
    Net expenses.......................................     1.70%     1.74%        1.80%        1.80%       3.15%+
    Expenses (before reimbursement)....................     1.91%     1.74%        1.89%        2.14%       3.15%+
Portfolio turnover rate................................      120%       44%          60%          63%         53%
Net assets at end of period (in 000's).................  $18,532   $23,360      $22,619      $13,987     $10,378

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
(b)  Less than one cent per share.
     Total return is calculated exclusive of sales charges and is
(c)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

                             Class B                                                       Class C
    ----------------------------------------------------------   -----------------------------------------------------------
                                                    June 1*                                                    September 1**
              Year ended December 31,               through                Year ended December 31,                through
    -------------------------------------------   December 31,   -------------------------------------------   December 31,
     2002      2001         2000         1999         1998        2002      2001         2000         1999         1998
    -------   -------      -------      -------   ------------   -------   -------      -------      -------   -------------
    $ 11.34   $ 12.30      $ 11.48      $ 10.25     $ 10.00      $ 11.34   $ 12.30      $ 11.48      $ 10.25      $  8.30
    -------   -------      -------      -------     -------      -------   -------      -------      -------      -------
     (0.05)     (0.08)       (0.08)       (0.09)      (0.10)      (0.05)     (0.08)       (0.08)       (0.09)       (0.06)
     (3.20)     (0.76)        1.66         1.87        0.35       (3.20)     (0.76)        1.66         1.87         2.01
    -------   -------      -------      -------     -------      -------   -------      -------      -------      -------
     (3.25)     (0.84)        1.58         1.78        0.25       (3.25)     (0.84)        1.58         1.78         1.95
    -------   -------      -------      -------     -------      -------   -------      -------      -------      -------
     (0.01)     (0.12)       (0.76)       (0.37)         --       (0.01)     (0.12)       (0.76)       (0.37)          --
         --        --           --        (0.18)         --           --        --           --        (0.18)          --
    -------   -------      -------      -------     -------      -------   -------      -------      -------      -------
     (0.01)     (0.12)       (0.76)       (0.55)         --       (0.01)     (0.12)       (0.76)       (0.55)          --
    -------   -------      -------      -------     -------      -------   -------      -------      -------      -------
    $  8.08   $ 11.34      $ 12.30      $ 11.48     $ 10.25      $  8.08   $ 11.34      $ 12.30      $ 11.48      $ 10.25
    =======   =======      =======      =======     =======      =======   =======      =======      =======      =======
     (28.62%)   (6.84%)      14.03%       17.56%       2.50%      (28.62%)   (6.84%)      14.03%       17.56%       23.49%

      (0.51%)   (0.70%)      (0.69%)      (1.08%)     (2.23%)+     (0.51%)   (0.70%)      (0.69%)      (1.08%)      (2.23%)+
       2.45%     2.49%        2.55%        2.55%       3.90%+       2.45%     2.49%        2.55%        2.55%        3.90%+
       2.66%     2.49%        2.64%        2.89%       3.90%+       2.66%     2.49%        2.64%        2.89%        3.90%+
        120%       44%          60%          63%         53%         120%       44%          60%          63%          53%
    $18,961   $28,562      $23,087      $10,176     $ 4,589      $ 3,737   $ 5,831      $ 4,345      $ 1,146      $   138

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

MainStay Research Value Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied

Notes to Financial Statements

                                                                              21
                                                                               -

through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

22
-

MainStay Research Value Fund


The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and additional paid-in-capital arising from permanent differences; net assets at December 31, 2002, are not affected.

                   ACCUMULATED
 ACCUMULATED      NET REALIZED
NET INVESTMENT       LOSS ON         ADDITIONAL
     LOSS          INVESTMENTS     PAID-IN CAPITAL
--------------   ---------------   ---------------
   $94,708            $(102)          $(94,606)

The reclassifications for the Fund are primarily due to net operating losses and non-deductible expenses (organizational costs).

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                               2002        2001
                                                              -------    --------
Distributions paid from:
  Ordinary income...........................................  $    --    $434,239
  Long-term capital gains...................................   69,939     141,366
                                                              -------    --------
                                                              $69,939    $575,605
                                                              =======    ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                              23
                                                                               -

Notes to Financial Statements (continued)


NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Through October 31, 2002, the Manager delegated its portfolio management responsibilities to John A. Levin & Co. ("Levin"). As of November 1, 2002, Fund Asset Management, L.P., d/b/a Mercury Advisors ("Mercury" or the "Subadvisor") began to provide sub-advisory services to the Fund pursuant to an interim sub-advisory agreement between NYLIM and Mercury (the "Mercury Agreement") as approved by the Trust's Board of Trustees. Effective November 25, 2002, NYLIM appointed Mercury as the new Subadvisor to the Fund pursuant to shareholder approval at a meeting held on November 22, 2002 (see "Special Meeting of Shareholders" on page 27). The Mercury Agreement would provide for substantially the same terms and conditions, including the same fee rate, as Levin. Under the supervision of the Trust's Board of Trustees and the Manager, Mercury is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. Through March 11, 2002 the Manager had voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.80%, 2.55% and 2.55% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2002, the Manager earned from the Fund $423,987 and reimbursed the Fund $104,871.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million. In addition, pursuant to the terms of a Sub-Advisory Agreement between NYLIM and Levin, the Manager paid the same monthly fees through October 31, 2002.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund

24
-

MainStay Research Value Fund


pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $994 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $179, $55,777 and $3,248, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002, amounted to $235,660.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2002, New York Life held shares of Class A with a net asset value of $8,510,016. This represents 45.9% of the net assets at year end for Class A.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $957 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $19,959 for the year ended December 31, 2002.

                                                                              25
                                                                               -

Notes to Financial Statements (continued)


NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

  ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
   AND OTHER LOSSES     DEPRECIATION         LOSS
  -------------------   ------------   -----------------
      $(3,613,247)      $(1,021,038)      $(4,634,285)

The difference between book-basis and tax-basis unrealized depreciation is due to wash sale deferrals.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $3,613,247 were available, to the extent provided by the regulations, to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $12,379,232 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $59,662 and $57,148, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED                                YEAR ENDED
                                               DECEMBER 31, 2002                         DECEMBER 31, 2001
                                      -----------------------------------       -----------------------------------
                                      CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                      -------       -------       -------       -------       -------       -------
Shares sold.........................    731           511           220           427          1,011          296
Shares issued in reinvestment of
  distributions.....................      3             3            --            17             21            2
                                       ----          ----          ----          ----          -----         ----
                                        734           514           220           444          1,032          298
Shares redeemed.....................   (525)         (687)         (272)         (244)          (391)        (137)
                                       ----          ----          ----          ----          -----         ----
Net increase (decrease).............    209          (173)          (52)          200            641          161
                                       ====          ====          ====          ====          =====         ====

26
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Research Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Research Value Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

                                                                              27
                                                                               -

Special Meeting of Shareholders

At a special meeting held on November 22, 2002, the shareholders of MainStay Research Value Fund (the "Fund") approved a new Sub-Advisory Agreement between the Fund's investment manager, New York Life Investment Management LLC ("NYLIM"), and Fund Asset Management, L.P., d/b/a Mercury Advisors ("Mercury") to appoint Mercury as the new subadvisor to the Fund (the "Mercury Agreement") effective November 25, 2002. Mercury had been providing advisory services to the Fund pursuant to an Interim Sub-Advisory Agreement between NYLIM and Mercury (the "Interim Agreement") dated November 1, 2002, as previously approved by the Board. The Mercury Agreement provides for substantially the same terms and conditions, including the same sub-advisory fee, as the Interim Agreement.

Shares voted in favor:  3,538,720.218
Shares voted against:      35,679.248
Shares abstaining:         61,446.601

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

28
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

30
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              31
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.(4)
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

JOHN A. LEVIN & CO., INC.(5)
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.
4 Commenced sub-advisory services as of November 1, 2002.
5 Served as subadvisor through October 31, 2002.

    [THE MAINSTAY(R) FUNDS LOGO]

    MainStay(R)
    Research Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1 As of December 31, 2002.

[MAINSTAY NEW YORK LIFE INVESTMENT LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved. MSRV11-02/03
                                                22

RECYCLE.LOGO

    [MAINSTAY NEW YORK LIFE INVESTMENT LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay International
                                                              Equity Fund versus Morgan Stanley Capital
                                                              International EAFE(R) Index--Class A, Class
                                                              B, and Class C Shares                            4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/02       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

4

$10,000 Invested in MainStay International
Equity Fund versus Morgan Stanley
Capital International EAFE(R) Index

CLASS A SHARES Total Returns: 1 Year -9.44%, 5 Years -1.64%, Since Inception
1.00%

[Line Graph]

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                        MSCI EAFE INDEX(1)
                                                               -----------------------------            ------------------
9/13/94                                                                     9450                              10000
                                                                            9233                               9586
                                                                            9718                              10662
                                                                           10669                              11307
                                                                           11151                              11507
                                                                           13400                              13805
                                                                           17091                              17528
                                                                           13447                              15046
                                                                           11336                              11819
12/02                                                                      10863                               9935

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -9.71%, 5 Years -1.57%, Since Inception 0.98% Class C Total Returns: 1 Year -5.80%, 5 Years -1.22%, Since Inception 0.98%

[Line Graph]

                                                 MAINSTAY INTERNATIONAL
                                                       EQUITY FUND                                         MSCI EAFE INDEX(1)
                                                 -----------------                                         ------------------
9/13/94                                                   10000                       10000                       10000
                                                           9770                        9770                        9586
                                                          10187                       10187                       10662
                                                          11109                       11109                       11307
                                                          11529                       11529                       11507
                                                          13759                       13759                       13805
                                                          17418                       17418                       17528
                                                          13637                       13637                       15046
                                                          11408                       11395                       11819
12/02                                                     10843                       10843                        9935

-------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Morgan Stanley Capital International Europe, Australasia, and Far East
  Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                               5
-------                                                                        -

1 See footnote on page 4 for more information about the MSCI EAFE Index.


2 See footnote and table on page 9 for more information about Lipper Inc.


3 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Across international equity markets, perhaps the most significant theme of 2002 was the lack of consistent economic growth. The United States, a central figure in the global economy, suffered from a series of high-profile accounting scandals and major bankruptcies. Geopolitical unrest was severe throughout the year, with major difficulties in Afghanistan, the Middle East, and North Korea. Under United Nations direction, a multinational task force was assigned to look for weapons of mass destruction in Iraq.

The effect on developed equity markets was decidedly negative, with most facing high volatility and major price declines. When all was said and done, the Morgan Stanley Capital International Europe, Australasia, and Far East Index(1) recorded its third consecutive year of double-digit losses in U.S. dollar terms.

In Japan, the newly elected Prime Minister, Junichiro Koizumi, introduced radical measures to reform the economy. Over the long term, these initiatives may have a positive impact, but over the short run, they have put additional strain on the nation's already fragile economy. Although many believed that Europe would be an investment oasis, it turned out to be just the opposite when most European economies quickly and unexpectedly decelerated. Asia has also seen a large drop-off in business activity. It is generally believed that until the U.S. economy shows signs of a recovery, the rest of the world will be hard pressed to grow.

Market volatility and price declines were severe in the telecommunication services sector, the media industry, and the information technology sector. Earnings expectations in these areas have been falling faster than stock prices, which has left valuations stretched even in the face of substantial declines. By year-end 2002, emerging evidence suggested that some investors were beginning to expect a rebound.

PERFORMANCE REVIEW

For the year ended December 31, 2002, the MainStay International Equity Fund returned -4.17% for Class A shares, -4.95% for Class B shares, and -4.85% for Class C shares, excluding all sales charges. All share classes outperformed the -16.67% return of the average Lipper(2) international fund over the same period. All share classes also outperformed the -15.94% return of the MSCI EAFE Index for the year ended December 31, 2002.

As of December 31, 2002, all share classes of MainStay International Equity Fund received an overall rating of four stars out of 664 foreign stock funds by Morningstar.(3) All share classes of the Fund were rated four stars out of 664

6

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                                                            CLASS A SHARES
                                                                            --------------
12/94                                                                            -2.30
12/95                                                                             5.25
12/96                                                                             9.78
12/97                                                                             4.52
12/98                                                                            20.17
12/99                                                                            27.54
12/00                                                                           -21.32
12/01                                                                           -15.70
12/02                                                                            -4.17

CLASS B SHARES

                                                                            CLASS B SHARES
                                                                            --------------
12/94                                                                            -2.30
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                            26.60
12/00                                                                           -21.71
12/01                                                                           -16.34
12/02                                                                            -4.95

foreign stock funds for the three-year period then ended. Class A and Class B shares were rated four stars out of 491 foreign stock funds for the five-year period then ended.

We attribute the Fund's strong relative performance to the bottom-up investment process that the Fund adopted in the first half of 2001. Since the change, we have reduced the number of stocks in the portfolio by more than 75% and have adopted a more defensive posture in the Fund.

                                                                               7
                                                                               -

YEAR-BY-YEAR PERFORMANCE (CONTINUED)

CLASS C SHARES

                                                                            CLASS C SHARES
                                                                            --------------
12/94                                                                            -2.30
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                            26.60
12/00                                                                           -21.71
12/01                                                                           -16.44
12/02                                                                            -4.85

STRONG AND WEAK PERFORMERS

Several stocks added value to the Fund's portfolio in 2002. Among the top-performers was Hongkong Electric, a regulated electric utility with highly visible earnings and an attractive equity return. The stock remains the largest holding in the Fund. The Fund also saw strong performance from Reckitt Benckiser, a household products company perhaps best known for its Woolite and Lysol brands. The company's product innovation, marketing, and cost-cutting initiatives helped the stock record double-digit positive returns in 2002. Banco Popular Espanol, a Spanish regional bank involved in commercial lending, asset management, and mortgage lending has benefited from a growing loan portfolio. Deutsche Boerse is a diversified financial-services company that offers electronic trading systems for buying and selling securities on a number of stock exchanges. The company's shares benefited from increased volume on its exchanges this year, partly as a result of a widespread flight to quality into more-defensive issues.

Not all of the Fund's holdings had a positive impact on performance. One of the Fund's weakest holdings was Nintendo. The company is headquartered in Japan and manufactures video games and game systems, such as GameCube and GameBoy. Nintendo shares suffered when consumer spending slowed over the course of the year and declined even further during the disappointing holiday-shopping season. We continue to hold the stock, since we believe that the company's franchise is very strong and its balance sheet is among the strongest in the world. Another detractor from the Fund's performance was Marschollek, Lautenschlaeger & Partner, a financial services firm whose bottom line suffered

8

from exposure to the declining equity market. We sold the Fund's position in this stock to put the assets to more productive use.

SECTORS AND REGIONS

As of December 31, 2002, the Fund's investment portfolio was significantly overweighted in defensive sectors, such as consumer staples, pharmaceuticals, and utilities, with a slightly overweighted position in financials. At year-end, the Fund was underweighted in telecommunication services, information technology, energy, and industrials.

Although the Fund selects stocks on their individual merits rather than their country of origin, our bottom-up stock selection has resulted in a portfolio with certain regional characteristics. Generally speaking, we have found more compelling investments in Europe and Asia than in Japan. As a result, the Fund is underweighted in Japanese equities relative to its benchmark.

LOOKING AHEAD

We expect the Fund to remain overweighted in traditionally defensive sectors, since we see few indications of an immediate and sustainable rebound in business activity. At the same time, we remain alert to potential opportunities and are willing to invest in companies that have recently faced challenges. If, for example, prices correct and more compelling values emerge among information-technology and media companies, we may begin to make additional investments in these areas.

While geopolitical events remain difficult to predict, we are confident that over time, international equities will again offer attractive returns. Wherever the global economy or individual markets may turn, the Fund will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income will remain a secondary objective.

Rupal J. Bhansali
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                       1 YEAR       5 YEARS    THROUGH 12/31/02
Class A                -4.17%       -0.52%          1.69%
Class B                -4.95%       -1.22%          0.98%
Class C                -4.85%       -1.22%          0.98%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                       1 YEAR       5 YEARS    THROUGH 12/31/02
Class A                -9.44%       -1.64%          1.00%
Class B                -9.71%       -1.57%          0.98%
Class C                -5.80%       -1.22%          0.98%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                SINCE INCEPTION
                       1 YEAR       5 YEARS     THROUGH 12/31/02
Class A               22 out of    103 out of        74 out of
                     808 funds     435 funds        188 funds
Class B               28 out of    126 out of        78 out of
                     808 funds     435 funds        165 funds
Class C               27 out of    n/a              179 out of
                     808 funds                      485 funds
Average Lipper
international fund    -16.67%        -2.63%         0.94%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

                    NAV 12/31/02    INCOME      CAPITAL GAINS
Class A                $8.73        $.0000          $.0000
Class B                $8.44        $.0000          $.0000
Class C                $8.44        $.0000          $.0000

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

10
-

MainStay International Equity Fund

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (94.8%)+

BELGIUM (3.2%)
Colruyt N.V. (multi-industry)...      6,394       $   352,268
Electrabel, S.A.
 (utilities-electrical & gas)...      8,757         2,127,391
                                                  -----------
                                                    2,479,659
                                                  -----------
FRANCE (3.3%)
Aventis, S.A. (health & personal
 care)..........................     22,068         1,199,592
BNP Paribas, S.A. (banking).....     23,500           957,583
Groupe Danone, S.A. (food &
 household products)............      1,585           213,235
L'Oreal, S.A. (health & personal
 care)..........................      2,715           206,704
                                                  -----------
                                                    2,577,114
                                                  -----------
GERMANY (9.4%)
Bayerische Motoren Werke AG
 (automobiles)..................     91,251         2,772,217
Deutsche Boerse AG (financial
 services)......................     72,165         2,877,738
Schering AG (health & personal
 care)..........................     38,393         1,672,019
                                                  -----------
                                                    7,321,974
                                                  -----------
HONG KONG (6.8%)
Hongkong Electric Holdings, Ltd.
 (utilities-electrical & gas)...  1,173,000         4,437,256
Yue Yuen Industrial Holdings,
 Ltd. (recreation & other
 consumer goods)................    260,600           845,453
                                                  -----------
                                                    5,282,709
                                                  -----------
INDIA (1.2%)
HDFC Bank, Ltd. ADR (financial
 services) (c)..................      3,200            43,072
ITC, Ltd. GDR (beverages &
 tobacco) (b)(d)................     63,300           871,812
                                                  -----------
                                                      914,884
                                                  -----------
IRELAND (2.0%)
Bank of Ireland (banking).......    156,098         1,603,692
                                                  -----------

ITALY (3.9%)
Snam Rete Gas S.p.A. (utilities-
 electrical & gas)..............    883,095         3,011,840
                                                  -----------

JAPAN (7.5%)
Canon, Inc. (data processing &
 reproduction)..................     50,000         1,883,374
Canon, Inc. ADR (data processing
 & reproduction) (c)............     15,223           560,968
FANUC, Ltd. (electronic
 components & instruments)......      4,600           203,505
Kao Corp. (food & household
 products)......................      9,000           197,565
Nintendo Co., Ltd. (recreation &
 other consumer goods)..........     30,500         2,850,299
Takeda Chemical Industries, Ltd.
 (health & personal care).......      4,800           200,624
                                                  -----------
                                                    5,896,335
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
NETHERLANDS (10.0%)
Euronext N.V. (financial
 services)......................     66,305       $ 1,441,011
Heineken N.V. (beverages &
 tobacco).......................     20,080           783,877
TPG N.V. (business & public
 services)......................    197,346         3,199,616
Unilever N.V. (CVA) (food &
 household products)............     17,834         1,095,763
Unilever N.V. (NY Shares) (food
 & household products)..........     21,425         1,322,137
                                                  -----------
                                                    7,842,404
                                                  -----------
SPAIN (6.2%)
Amadeus Global Travel
 Distribution, S.A. Class A
 (leisure & tourism)............     39,100           161,254
Banco Popular Espanol, S.A.
 (banking)......................     59,464         2,431,788
Iberdrola, S.A.
 (utilities-electrical & gas)...    161,882         2,267,884
                                                  -----------
                                                    4,860,926
                                                  -----------
SWEDEN (2.0%)
ForeningsSparbanken AB
 (banking)......................     16,530           195,401
Sandvik AB (machinery &
 engineering)...................      2,315            51,676
Svenska Handelsbanken AB Class A
 (banking)......................     99,354         1,322,698
                                                  -----------
                                                    1,569,775
                                                  -----------
SWITZERLAND (9.7%)
Nestle, S.A. Registered (food &
 household products)............     15,590         3,303,587
Novartis AG Registered (health &
 personal care).................     30,748         1,121,889
Roche Holding AG (health &
 personal care).................      2,735           190,582
Synthes-Stratec, Inc. (health &
 personal care).................      2,393         1,467,610
UBS AG Registered (banking)
 (a)............................     15,374           747,185
UBS AG Registered (NY Shares)
 (banking) (a)..................     16,315           785,078
                                                  -----------
                                                    7,615,931
                                                  -----------
UNITED KINGDOM (28.1%)
AstraZeneca PLC ADR (health &
 personal care) (c).............      5,430           194,067
BP PLC ADR (oil & gas) (c)......     20,760           843,894
Diageo PLC (beverages &
 tobacco).......................    280,661         3,049,894
Diageo PLC ADR (beverages &
 tobacco) (c)...................     11,690           512,022
Exel PLC
 (transportation-shipping)......     88,110           975,916
GlaxoSmithKline PLC ADR (health
 & personal care) (c)...........      4,612           172,765
HSBC Holdings PLC (banking).....     17,475           193,133
Lloyds TSB Group PLC
 (banking)......................    340,929         2,447,923

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                                                              11
                                                                               -

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
Lloyds TSB Group PLC ADR
 (banking) (c)..................      9,710       $   277,609
London Stock Exchange PLC
 (financial services)...........    117,538           597,476
Next PLC (merchandising)........    217,166         2,574,919
Reckitt Benckiser PLC (food &
 household products)............    149,280         2,895,927
Rentokil Initial PLC (business &
 public services)...............    992,579         3,515,496
Rio Tinto PLC (metals-non
 ferrous).......................     10,255           204,718
Tesco PLC (merchandising).......  1,036,571         3,237,425
William Morrison Supermarkets
 PLC (food & household
 products)......................     67,505           234,741
                                                  -----------
                                                   21,927,925
                                                  -----------
UNITED STATES (1.5%)
AFLAC Inc. (insurance)..........     38,090         1,147,271
                                                  -----------
Total Common Stocks
 (Cost $73,135,028).............                   74,052,439
                                                  -----------
PREFERRED STOCK (2.0%)

GERMANY (2.0%)
Porsche AG (automobiles)
 E 1.53 (g).....................      3,887         1,615,291
                                                  -----------
Total Preferred Stock
 (Cost $1,399,284)..............                    1,615,291
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (1.4%)

COMMERCIAL PAPER (0.6%)
UNITED STATES (0.6%)
UBS Finance Delaware LLC
 (financial services)
 1.20%, due 1/2/03..............  $ 490,000           489,984
                                                  -----------
Total Commercial Paper
 (Cost $489,984)................                      489,984
                                                  -----------


                                    SHARES           VALUE
                                  -------------------------
INVESTMENT COMPANY (0.8%)
UNITED STATES (0.8%)
Merrill Lynch Premier
 Institutional Fund (financial
 services)......................    601,066       $   601,066
                                                  -----------
Total Investment Company
 (Cost $601,066)................                      601,066
                                                  -----------
Total Short-Term Investments
 (Cost $1,091,050)..............                    1,091,050
                                                  -----------
Total Investments
 (Cost $75,625,362) (e).........       98.2%       76,758,780(f)
Cash and Other Assets,
 Less Liabilities...............        1.8         1,387,640
                                  ----------      -----------
Net Assets......................      100.0%      $78,146,420
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  ADR--American Depositary Receipt.
(d)  GDR--Global Depositary Receipt.
(e)  The cost for federal income tax purposes is $75,928,693.
(f)  At December 31, 2002 net unrealized appreciation was
     $830,087, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of
     market value over cost of $4,620,727 and aggregate gross
     unrealized depreciation for all investments on which
     there was an excess of cost over market value of
     $3,790,640.
(g)  The following abbreviation is used in the above
     portfolio:
     E--Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

12
-

The table below sets forth the diversification of International Equity Fund investments by industry.

                                   VALUE         PERCENT+
                                -------------------------
INDUSTRY DIVERSIFICATION
Automobiles...................  $4,387,508          5.6%
Banking.......................  10,962,089         14.0
Beverages & Tobacco...........   5,217,604          6.7
Business & Public Services....   6,715,113          8.6
Data Processing &
 Reproduction.................   2,444,342          3.1
Electronic Components &
 Instruments..................     203,505          0.3
Financial Services............   6,050,348          7.7
Food & Household Products.....   9,262,954         11.9
Health & Personal Care........   6,425,853          8.2
Insurance.....................   1,147,271          1.5
Leisure & Tourism.............     161,254          0.2
Machinery & Engineering.......      51,676          0.1
Merchandising.................   5,812,343          7.4
Metals-Non Ferrous............     204,718          0.3
Multi-Industry................     352,268          0.5
Recreation & Other Consumer
 Goods........................   3,695,752          4.7
Transportation--Shipping......     975,916          1.2
Utilities--Electrical & Gas...  12,688,266         16.2
                                -----------       -----
                                76,758,780         98.2
Cash and Other Assets,
 Less Liabilities.............   1,387,640          1.8
                                -----------       -----
Net Assets....................  $78,146,420       100.0%
                                ===========       =====

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $75,625,362)..............................................       $ 76,758,780
Cash denominated in foreign currencies (identified cost
  $1,299,608)...............................................          1,327,444
Cash........................................................                 24
Receivables:
  Investment securities sold................................          1,910,000
  Dividends.................................................            348,938
  Fund shares sold..........................................            275,659
Other assets................................................             11,795
                                                                   ------------
  Total assets..............................................         80,632,640
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          1,909,934
  Fund shares redeemed......................................            284,364
  Transfer agent............................................            110,215
  Manager...................................................             68,205
  NYLIFE Distributors.......................................             46,677
  Custodian.................................................             15,421
  Trustees..................................................                893
Accrued expenses............................................             50,511
                                                                   ------------
  Total liabilities.........................................          2,486,220
                                                                   ------------
Net assets..................................................       $ 78,146,420
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     34,470
  Class B...................................................             55,452
  Class C...................................................              1,522
Additional paid-in capital..................................         90,058,493
Accumulated net realized loss on investments................        (13,303,078)
Net unrealized appreciation on investments..................          1,133,418
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies.....................            166,143
                                                                   ------------
Net assets..................................................       $ 78,146,420
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 30,083,693
                                                                   ============
Shares of beneficial interest outstanding...................          3,447,026
                                                                   ============
Net asset value per share outstanding.......................       $       8.73
Maximum sales charge (5.50% of offering price)..............               0.51
                                                                   ------------
Maximum offering price per share outstanding................       $       9.24
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 46,778,517
                                                                   ============
Shares of beneficial interest outstanding...................          5,545,180
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.44
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,284,210
                                                                   ============
Shares of beneficial interest outstanding...................            152,227
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.44
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 1,734,599
  Interest..................................................       30,348
                                                              -----------
    Total income............................................    1,764,947
                                                              -----------
Expenses:
  Manager...................................................      793,000
  Transfer agent............................................      540,749
  Distribution--Class B.....................................      374,052
  Distribution--Class C.....................................        5,477
  Custodian.................................................       73,775
  Service--Class A..........................................       71,740
  Service--Class B..........................................      124,684
  Service--Class C..........................................        1,826
  Shareholder communication.................................       41,162
  Professional..............................................       36,074
  Registration..............................................       30,443
  Recordkeeping.............................................       29,766
  Trustees..................................................        7,383
  Miscellaneous.............................................       40,584
                                                              -----------
    Total expenses..........................................    2,170,715
                                                              -----------
Net investment loss.........................................     (405,768)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (3,158,726)
  Foreign currency transactions.............................      256,757
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (2,901,969)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................     (776,076)
  Translation of other assets and liabilities in foreign
    currencies..............................................      212,828
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................     (563,248)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (3,465,217)
                                                              -----------
Net decrease in net assets resulting from operations........  $(3,870,985)
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $171,380.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (405,768)   $    (497,042)
  Net realized loss on investments and foreign currency
    transactions............................................   (2,901,969)      (8,203,514)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........     (563,248)      (6,657,048)
                                                              ------------   -------------
  Net decrease in net assets resulting from operations......   (3,870,985)     (15,357,604)
                                                              ------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................           --         (247,278)
    Class B.................................................           --          (60,773)
    Class C.................................................           --             (933)
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................           --         (160,606)
    Class B.................................................           --         (342,517)
    Class C.................................................           --           (2,374)
                                                              ------------   -------------
      Total dividends and distributions to shareholders.....           --         (814,481)
                                                              ------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   92,489,033      153,091,318
    Class B.................................................    7,219,163       15,602,193
    Class C.................................................    4,458,095        9,115,855
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................           --          376,637
    Class B.................................................           --          403,290
    Class C.................................................           --            3,133
                                                              ------------   -------------
                                                              104,166,291      178,592,426
  Cost of shares redeemed+:
    Class A.................................................  (86,563,792)    (153,188,961)
    Class B.................................................   (9,803,245)     (22,708,964)
    Class C.................................................   (3,509,376)      (9,399,634)
                                                              ------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    4,289,878       (6,705,133)
                                                              ------------   -------------
      Net increase (decrease) in net assets.................      418,893      (22,877,218)
NET ASSETS:
Beginning of year...........................................   77,727,527      100,604,745
                                                              ------------   -------------
End of year.................................................  $78,146,420    $  77,727,527
                                                              ============   =============
Accumulated net investment loss at end of year..............  $        --    $     (29,175)
                                                              ============   =============

-------

 +   Includes effect of redemption fee of $1,039 for year ended
     December 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                Year ended December 31,
                                                              -----------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                              -------      -------      -------      -------      -------
Net asset value at beginning of period......................  $  9.11      $ 10.98      $ 15.23      $ 12.21      $ 10.33
                                                              -------      -------      -------      -------      -------
Net investment income (loss)................................    (0.00)(a)(c)   (0.01)(a)   (0.08)(a)   (0.07)        0.01
Net realized and unrealized gain (loss) on investments......    (0.43)       (1.82)       (3.07)        3.54         2.13
Net realized and unrealized gain (loss) on foreign currency
 transactions...............................................     0.05         0.11        (0.12)       (0.13)       (0.06)
                                                              -------      -------      -------      -------      -------
Total from investment operations............................    (0.38)       (1.72)       (3.27)        3.34         2.08
                                                              -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income.................................       --        (0.09)          --        (0.03)          --
 From net realized gain on investments and foreign currency
   transactions.............................................       --        (0.06)       (0.98)       (0.29)       (0.20)
                                                              -------      -------      -------      -------      -------
Total dividends and distributions...........................       --        (0.15)       (0.98)       (0.32)       (0.20)
                                                              -------      -------      -------      -------      -------
Net asset value at end of period............................  $  8.73      $  9.11      $ 10.98      $ 15.23      $ 12.21
                                                              =======      =======      =======      =======      =======
Total investment return (b).................................    (4.17%)     (15.70%)     (21.32%)      27.54%       20.17%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).............................    (0.05%)      (0.07%)      (0.56%)      (0.14%)       0.08%
   Expenses.................................................     2.26%        2.17%        2.15%        1.94%        2.01%
Portfolio turnover rate.....................................      102%         129%          30%          38%          54%
Net assets at end of period (in 000's)......................  $30,084      $25,470      $29,730      $34,407      $24,115

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                          Class B                                                   Class C
    ---------------------------------------------------   -----------------------------------------------------------
                                                                                                         September 1*
                  Year ended December 31,                           Year ended December 31,                through
    ---------------------------------------------------   --------------------------------------------   December 31,
     2002       2001       2000       1999       1998      2002       2001       2000           1999         1998
    -------   --------   --------   --------   --------   -------   --------   --------        -------   ------------
    $  8.88   $ 10.70    $ 14.95    $ 12.08    $ 10.22    $  8.87   $ 10.70    $ 14.95         $ 12.08      $ 10.60
    -------   -------    -------    -------    -------    -------   -------    -------         -------      -------
      (0.08)(a)   (0.07)(a)   (0.17)(a)   (0.09)   (0.08)   (0.08)(a)   (0.07)(a)   (0.17)(a)    (0.09)       (0.09)
      (0.41)    (1.79)     (2.98)      3.41       2.10      (0.40)    (1.80)     (2.98)           3.41         1.72
       0.05      0.11      (0.12)     (0.13)     (0.05)      0.05      0.11      (0.12)          (0.13)       (0.04)
    -------   -------    -------    -------    -------    -------   -------    -------         -------      -------
      (0.44)    (1.75)     (3.27)      3.19       1.97      (0.43)    (1.76)     (3.27)           3.19         1.59
    -------   -------    -------    -------    -------    -------   -------    -------         -------      -------
         --     (0.01)        --      (0.03)        --         --     (0.01)        --           (0.03)          --
         --     (0.06)     (0.98)     (0.29)     (0.11)        --     (0.06)     (0.98)          (0.29)       (0.11)
    -------   -------    -------    -------    -------    -------   -------    -------         -------      -------
         --     (0.07)     (0.98)     (0.32)     (0.11)        --     (0.07)     (0.98)          (0.32)       (0.11)
    -------   -------    -------    -------    -------    -------   -------    -------         -------      -------
    $  8.44   $  8.88    $ 10.70    $ 14.95    $ 12.08    $  8.44   $  8.87    $ 10.70         $ 14.95      $ 12.08
    =======   =======    =======    =======    =======    =======   =======    =======         =======      =======
      (4.95%)  (16.34%)   (21.71%)    26.60%     19.34%     (4.85%)  (16.44%)   (21.71%)         26.60%       15.07%
      (0.80%)   (0.82%)    (1.31%)    (0.89%)    (0.67%)    (0.80%)   (0.82%)    (1.31%)         (0.89%)      (0.67%)+
       3.01%     2.92%      2.90%      2.69%      2.76%      3.01%     2.92%      2.90%           2.69%        2.76%+
        102%      129%        30%        38%        54%       102%      129%        30%             38%          54%
    $46,779   $51,887    $70,182    $94,698    $75,516    $ 1,284   $   371    $   692         $   343      $    11

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

MainStay International Equity Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

Notes to Financial Statements

                                                                              19
                                                                               -

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising options and futures contracts at the last posted settlement price on the market where such options or futures are principally traded, and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities, foreign currency options and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to

MainStay International Equity Fund

20
-

hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on foreign currency transactions and additional paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

                        ACCUMULATED
                        NET REALIZED
                          LOSS ON
    ACCUMULATED       FOREIGN CURRENCY     ADDITIONAL
NET INVESTMENT LOSS     TRANSACTIONS     PAID-IN CAPITAL
-------------------   ----------------   ---------------
     $434,943            $(256,757)         $(178,186)

The reclassifications for the Fund are primarily due to foreign currency gain
(loss) and net operating losses.

                                                                              21
                                                                               -

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                  2002       2001
                                                --------   ---------
Distributions paid from:
  Ordinary income                                  $--     $302,229
  Long-term gains                                  --       512,252
                                                   --      --------
                                                   $--     $814,481
                                                   ==      ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net

MainStay International Equity Fund

22
-

currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 2002:

             CURRENCY                        COST        VALUE
-----------------------------------       ----------   ----------
Euro                  E   1,039,044       $1,066,886   $1,090,373
Pounds Sterling       L         832            1,334        1,340
Swiss Francs          CF    325,946          231,388      235,731
                                          ----------   ----------
                                          $1,299,608   $1,327,444
                                          ==========   ==========

REDEMPTION FEE. Effective December 8, 2002, the Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares in amounts of $50,000 or more made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and also as part of Additional Paid-In Capital on the Statement of Assets and Liabilities. The redemption fees paid to the Fund for the year ended December 31, 2002 totaled $1,039.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 2002, the Manager earned from the Fund $793,000.

                                                                              23
                                                                               -

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $5,933 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $35,561, $51,754 and $3,069, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $540,749.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2002, NYLIFE Distributors held shares of Class A with net values of $6,115,460. This represents 20.3% of net assets at year end.

MainStay International Equity Fund

24
-

OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,596 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $29,766 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were follows:

                                          TOTAL
ACCUMULATED CAPITAL     UNREALIZED     ACCUMULATED
 AND OTHER LOSSES      APPRECIATION        LOSS
-------------------   --------------   ------------
   $(12,771,554)         $996,230      $(11,775,324)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals and mark-to-market of foreign currency forward transactions.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $12,771,554 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

     CAPITAL LOSS                                              AMOUNT
     AVAILABLE THROUGH                                        (000'S)
     -----------------                                        -------
     2009...................................................  $ 9,929
     2010...................................................    2,843
                                                              -------
                                                              $12,772
                                                              =======

In addition, the Fund intends to elect to treat for federal income tax purposes $228,193 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $79,695 and $77,238, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the

                                                                              25
                                                                               -

average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       Year ended                    Year ended
                                                   December 31, 2002              December 31, 2001
                                              ----------------------------   ---------------------------
                                              Class A   Class B   Class C    Class A   Class B   Class C
                                              -------   -------   --------   -------   -------   -------
Shares sold.................................  10,255       821       497      15,785    1,653       978
Shares issued in reinvestment of dividends
  and distributions.........................      --        --        --          41       45         0(a)
                                              ------    ------      ----     -------   ------    ------
                                              10,255       821       497      15,826    1,698       978
Shares redeemed.............................  (9,604)   (1,119)     (386)    (15,739)  (2,415)   (1,001)
                                              ------    ------      ----     -------   ------    ------
Net increase (decrease).....................     651      (298)      111          87     (717)      (23)
                                              ======    ======      ====     =======   ======    ======

-------

(a)  Less than one thousand shares.

26
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Equity Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

                                                                              27
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

28
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

30
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a/ Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSIE11-02/03
                                                               10

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    International Equity Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Small Cap Growth
                                                              Fund versus Russell 2000(R) Index, Russell
                                                              2000(R) Growth Index, and Inflation--Class A,
                                                              Class B, and Class C Shares                      4

                                                              Portfolio Management Discussion and Analysis     6

                                                              Year-by-Year Performance                         7

                                                              Returns and Lipper Rankings as of 12/31/02      10

                                                              Portfolio of Investments                        11

                                                              Financial Statements                            13

                                                              Notes to Financial Statements                   18

                                                              Report of Independent Accountants               24

                                                              Trustees and Officers                           25

                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003



                                                                               3
                                                                               -

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Small Cap
Growth Fund versus Russell 2000(R) Index,
Russell 2000(R) Growth Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -32.83%, Since Inception -1.12%

[CLASS A SHARES GRAPH]

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
YEAR-END                                   GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
--------                                ------------------    ---------------------   -------------------     ------------------
6/1/98                                    $   9450.00            $  10000.00             $  10000.00            $  10000.00
12/98                                         9932.00                9307.00                 9699.00               10115.00
12/99                                        20620.00               11286.00                13878.00               10386.00
12/00                                        16447.00               10944.00                10765.00               10736.00
12/01                                        13361.00               11216.00                 9771.00               10902.00
12/02                                         9497.00                8920.00                 6814.00               11167.00

CLASS B SHARES Total Returns: 1 Year -32.92%, Since Inception -1.07%

[CLASS B SHARES LINE GRAPH]

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
YEAR-END                                   GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
--------                                ------------------    ---------------------   -------------------     ------------------
6/1/98                                    $  10000.00            $  10000.00             $  10000.00            $  10000.00
12/98                                        10460.00                9307.00                 9699.00               10115.00
12/99                                        21550.00               11286.00                13878.00               10386.00
12/00                                        17044.00               10944.00                10765.00               10736.00
12/01                                        13747.00               11216.00                 9771.00               10902.00
12/02                                         9517.00                8920.00                 6814.00               11167.00

CLASS C SHARES Total Returns: 1 Year -30.09%, Since Inception -0.65%

[CLASS C SHARES LINE GRAPH]

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
YEAR-END                                   GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
--------                                ------------------    ---------------------   -------------------     ------------------
6/1/98                                    $  10000.00            $  10000.00             $  10000.00            $  10000.00
12/98                                        10460.00                9307.00                 9699.00               10115.00
12/99                                        21550.00               11286.00                13878.00               10386.00
12/00                                        17044.00               10944.00                10765.00               10736.00
12/01                                        13747.00               11216.00                 9771.00               10902.00
12/02                                         9707.00                8920.00                 6814.00               11167.00

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of a the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.


                                                                               5
                                                                               -

-------
1 See footnote and table on page 10 for more information about Lipper Inc.

2 See footnote on page 5 for more information about the Russell 2000 Index.

3 See footnote on page 5 for more information about the Russell 2000 Growth
  Index.

Portfolio Management Discussion and Analysis
The year 2002 saw several major market indices post declines of over 20%. During the year, investor confidence was shaken by a variety of negative developments. Accounting irregularities were discovered at a number of formerly well-regarded companies, including Enron, Tyco International, and WorldCom. Conflict-of-interest investigations and questions about potentially biased research rocked major Wall Street firms. Economic news became progressively weaker over the course of the year, as unemployment increased and consumer confidence declined. Geopolitical tensions continued to rise, along with oil prices, as the United States positioned itself for a possible war with Iraq. Together, these factors contributed to considerable market uncertainty.

Against this backdrop, value stocks generally outperformed growth stocks, and mid-cap and small-cap equities fared slightly better than large-capitalization issues. With negative returns across all capitalization sectors and investment styles, however, 2002 gave equity investors few places to hide from broad-based market declines.

PERFORMANCE REVIEW

For the year ending December 31, 2002, MainStay Small Cap Growth Fund returned -28.92% for Class A shares and -29.39% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -29.72% return of the average Lipper(1) small-cap growth fund over the same period. All share classes underperformed the -20.48% return of the Russell 2000(R) Index,(2) but outperformed the -30.26% return of the Russell 2000 Growth Index(3) for the year ended December 31, 2002.

The Fund's strong performance relative to the Russell 2000 Growth Index was largely attributable to good stock selection in the health care and consumer staple sectors and to underweighted positions in the information technology and telecommunication services sectors. This positive performance was partially offset by the Fund's holdings in the information technology sector and by the Fund's underweighted positions among financial and energy stocks.

SECTOR RESULTS

The information technology sector was the largest detractor from performance in 2002. The Fund was hurt by its holdings in Genesis Microchip and Applied Films. Both companies are suppliers to the flat-panel display market, which suffered from price pressures and order delays. Other issues that detracted from the Fund's performance included software supplier Retek and component manufacturers Aeroflex and Microtune, each of which was hurt by the general

YEAR-BY-YEAR PERFORMANCE

[CLASS A SHARES PERFORMANCE GRAPH]

YEAR-END                                                                    CLASS A SHARES
--------                                                                    --------------
12/98                                                                             5.10%
12/99                                                                           107.61
12/00                                                                           -20.24
12/01                                                                           -18.76
12/02                                                                           -28.92

See footnote 1 on page 10 for more information on performance.

[CLASS B AND CLASS C SHARES PERFORMANCE GRAPH]

YEAR-END                                                                 CLASS B AND C SHARES
--------                                                                 --------------------
12/98                                                                             4.60%
12/99                                                                           106.02
12/00                                                                           -20.91
12/01                                                                           -19.34
12/02                                                                           -29.39

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance weakness in technology spending. All five of these technology stocks were sold during the year, and we deployed the proceeds in holdings that we believed had greater potential for price appreciation.

After having been underweighted in the information technology sector through most of the year, the Fund increased its technology weighting in the fourth quarter of 2002. The Fund added to positions in Avocent, Cymer, Rudolph Technologies, and Precise Software. We felt that the long-term fundamentals of each of these companies remained intact, despite share prices that were extremely depressed. Each of the additions had a positive impact on the Fund's performance in the fourth quarter, when technology stocks experienced a


                                                                               7
                                                                               -
strong rebound. In December, the Fund benefited when Precise Software, one of the Fund's larger technology holdings, received a takeover offer that pushed the share price substantially higher.

The financial sector was the second-largest detractor from the Fund's performance during the year, even though two of the Fund's top-performing stocks were financial issues. Doral Financial, a thrift that is based in Puerto Rico, benefited from a booming housing market and widespread mortgage refinancing. RenaissanceRe, a Bermuda-based insurance company, also provided strong double-digit positive returns for the year. Despite these advances, the Fund was hurt by underweighting regional banks, thrifts, and real estate investment trusts, many of which are perceived as "safe haven" issues. Since we believe that current stock prices reflect much of the good news about low interest rates, however, we have intentionally kept the Fund slightly underweighted in the financial sector.

The health care sector was the greatest positive contributor to performance in 2002. Top performers for the year included HMO Coventry Health Care, pharmaceutical services company Charles River Labs, and PET-scan manufacturer CTI Molecular Imaging. CTI was sold and the Coventry position was reduced during the year. Both sales had a positive impact on the Fund. The Fund also benefited from timely purchases of several biotechnology stocks, including Celgene and Neurocrine Biosciences. We bought these issues for the Fund in July when their prices were depressed, and the purchases had a positive impact on the Fund's performance. One health care stock that significantly detracted from the Fund's results was Province Healthcare, a regional hospital management firm. The company faced a number of difficulties as it pursued its business plan, and we eventually sold the Fund's position at a loss.

The Fund saw strong performance among consumer-related stocks, particularly from holdings in the consumer staple sector. Among the Fund's top-performing consumer staple issues were education company Corinthian Colleges and two restaurant chains, Panera Bread and P.F. Chang's China Bistro. All three of these issues showed strong price appreciation during the reporting period, and the Fund reaped profits from partial sales of its positions in each of these consumer-related stocks.

In the consumer discretionary sector, top performers included Coach, Harman International, Williams-Sonoma, and Michaels Stores. Some of these positions were reduced, generating profits for the Fund, and we sold the Fund's holdings in Williams-Sonoma because the company's market capitalization had become large for a small-cap Fund. The positive contributions of these issues were partially offset by weak share performance from two consumer-electronics chains, Tweeter Home Entertainment and Ultimate Electronics. The Fund sold its holdings in both of these specialty retailers at a loss during the year.

The Fund's positions in other sectors generally had a less significant influence on performance for the year. The industrials sector detracted from performance as the result of company-specific disappointments, such as Flowserve and Armor Holdings, both of which were sold at a loss. The Fund was also hurt by an underweighted position in the energy sector, although stock selection among energy issues, particularly Patterson-UTI, contributed positively to performance. The Fund benefited by avoiding the troubled telecommunications services sector entirely for most of the year. Favorable stock selection in the transportation sector--especially in regional trucking companies Heartland Express, Knight Transportation, and Werner Enterprises--also helped the Fund's performance.

LOOKING AHEAD

While geopolitical tensions continue to cloud the market outlook, we believe that the combination of low interest rates and low inflation, with the possibility of lower taxes or other elements in a fiscal package, may result in modest economic growth and improved profits in 2003. With significant exposure to consumer, service, and technology companies, the Fund is positioned to benefit from an economic recovery.

We continue to focus on identifying strong, well-managed companies with above-average earnings prospects. Whatever the markets or the economy may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC


                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A              -28.92%                        0.11%
    Class B              -29.39%                       -0.65%
    Class C              -29.39%                       -0.65%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A              -32.83%                       -1.12%
    Class B              -32.92%                       -1.07%
    Class C              -30.09%                       -0.65%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                           1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A         209 out of 440 funds          65 out of 239 funds
    Class B         218 out of 440 funds          74 out of 239 funds
    Class C         218 out of 440 funds         123 out of 252 funds
    Average Lipper
    small-cap
    growth fund                  -29.72%                       -2.94%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A     $9.88       $0.0000      $0.0000
    Class B     $9.54       $0.0000      $0.0000
    Class C     $9.54       $0.0000      $0.0000

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


10
-

Portfolio of Investments December 31, 2002


                                  SHARES           VALUE
                                 ---------------------------
COMMON STOCKS (97.1%) +

AEROSPACE & DEFENSE (1.7%)
DRS Technologies, Inc. (a).....    63,300       $  1,983,189
Herley Industries, Inc. (a)....    56,900            990,515
                                                ------------
                                                   2,973,704
                                                ------------
AUTO COMPONENTS (0.2%)
Keystone Automotive Industries,
 Inc. (a)......................    28,400            426,568
                                                ------------
BANKS (5.2%)
East West Bancorp, Inc. .......    60,800          2,193,664
First Community Bancorp........    13,400            441,275
Southwest Bancorporation of
 Texas, Inc. (a)...............    63,000          1,815,030
UCBH Holdings, Inc. ...........    69,800          2,963,010
Wintrust Financial Corp. ......    63,500          1,988,820
                                                ------------
                                                   9,401,799
                                                ------------
BIOTECHNOLOGY (5.7%)
Affymetrix, Inc. (a)...........    75,600          1,730,484
Celgene Corp. (a)..............    99,200          2,129,824
Charles River Laboratories
 International, Inc. (a).......    67,044          2,579,853
Neurocrine Biosciences,
 Inc.(a).......................    46,900          2,141,454
Techne Corp. (a)...............    60,780          1,736,363
                                                ------------
                                                  10,317,978
                                                ------------
CHEMICALS (0.9%)
Airgas, Inc. (a)...............    97,700          1,685,325
                                                ------------

COMMERCIAL SERVICES & SUPPLIES (7.6%)
BISYS Group, Inc. (The) (a)....   114,854          1,826,179
Corinthian Colleges, Inc.
 (a)...........................    72,706          2,752,649
Corporate Executive Board Co.
 (The) (a).....................    46,987          1,499,825
Education Management Corp.
 (a)...........................    35,600          1,338,560
Kroll, Inc. (a)................   107,400          2,049,192
Stericycle, Inc. (a)...........    40,400          1,308,111
Waste Connections, Inc. (a)....    74,300          2,868,723
                                                ------------
                                                  13,643,239
                                                ------------
COMMUNICATIONS EQUIPMENT (2.0%)
Avocent Corp. (a)..............   135,373          3,007,988
Emulex Corp. (a)...............    30,500            565,775
                                                ------------
                                                   3,573,763
                                                ------------
DIVERSIFIED FINANCIALS (4.0%)
Affiliated Managers Group, Inc.
 (a)...........................    54,981          2,765,544
Doral Financial Corp...........    96,229          2,752,150
Raymond James Financial,
 Inc. .........................    57,300          1,694,934
                                                ------------
                                                   7,212,628
                                                ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (5.1%)
Amphenol Corp. Class A (a).....    77,166          2,932,308

                                  SHARES           VALUE
                                 ---------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
FLIR Systems, Inc. (a).........    45,400       $  2,215,520
Merix Corp. (a)................   130,658          1,097,527
Planar Systems, Inc. (a).......   107,500          2,217,725
Plexus Corp. (a)...............    89,900            789,322
                                                ------------
                                                   9,252,402
                                                ------------
ENERGY EQUIPMENT & SERVICES (3.7%)
Cal Dive International, Inc.
 (a)...........................    75,600          1,776,600
National-Oilwell, Inc. (a).....   109,800          2,398,032
Patterson-UTI Energy, Inc.
 (a)...........................    83,200          2,510,144
                                                ------------
                                                   6,684,776
                                                ------------
FOOD & DRUG RETAILING (1.7%)
Performance Food Group Co.
 (a)...........................    87,302          2,964,689
                                                ------------

FOOD PRODUCTS (0.9%)
American Italian Pasta Co.
 Class A (a)...................    46,000          1,655,080
                                                ------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Diagnostic Products Corp. .....    34,600          1,336,252
K-V Pharmaceutical Co. Class A
 (a)...........................    47,500          1,102,000
Orthofix International N.V.
 (a)...........................    24,232            679,708
                                                ------------
                                                   3,117,960
                                                ------------
HEALTH CARE PROVIDERS & SERVICES (7.9%)
AdvancePCS Class A (a).........    80,468          1,787,194
Coventry Health Care, Inc.
 (a)...........................    99,400          2,885,582
D & K Healthcare Resources,
 Inc. .........................    54,676            559,937
DIANON Systems, Inc. (a).......    28,021          1,336,882
Henry Schein, Inc. (a).........    57,800          2,601,000
LifePoint Hospitals, Inc.
 (a)...........................    58,500          1,750,964
Mid Atlantic Medical Services,
 Inc. (a)......................    50,600          1,639,440
Odyssey Healthcare, Inc. (a)...    49,700          1,724,590
                                                ------------
                                                  14,285,589
                                                ------------
HOTELS, RESTAURANTS & LEISURE (9.7%)
Alliance Gaming Corp. (a)......   105,100          1,789,853
Cheesecake Factory, Inc. (The)
 (a)...........................    56,189          2,031,232
P.F. Chang's China Bistro, Inc.
 (a)...........................    68,284          2,478,709
Panera Bread Co. Class A (a)...    77,100          2,683,851
Penn National Gaming, Inc.
 (a)...........................   111,400          1,766,804
RARE Hospitality International,
 Inc. (a)......................    81,900          2,262,078
Scientific Games Corp. Class A
 (a)...........................   232,100          1,685,046
Smith & Wollensky Restaurant
 Group, Inc. (The) (a).........   271,956            951,846
Station Casinos, Inc. (a)......   103,600          1,833,720
                                                ------------
                                                  17,483,139
                                                ------------
HOUSEHOLD DURABLES (4.4%)
Harman International
 Industries, Inc. .............    58,300          3,468,850
M.D.C. Holdings, Inc. .........    49,090          1,878,183
Meritage Corp. (a).............    33,300          1,120,545

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              11
                                                                               -

MainStay Small Cap Growth Fund


                                  SHARES           VALUE
                                 ---------------------------
COMMON STOCKS (CONTINUED)
HOUSEHOLD DURABLES (CONTINUED)
Ryland Group, Inc. (The).......    43,000       $  1,434,050
                                                ------------
                                                   7,901,628
                                                ------------
INDUSTRIAL CONGLOMERATES (1.1%)
ESCO Technologies, Inc. (a)....    51,900          1,920,300
                                                ------------

INSURANCE (2.4%)
Hilb, Rogal and Hamilton
 Co. ..........................    32,900          1,345,610
Platinum Underwriters Holdings,
 Ltd. (a)......................    19,000            500,650
RenaissanceRe Holdings Ltd. ...    61,491          2,435,044
                                                ------------
                                                   4,281,304
                                                ------------
INTERNET & CATALOG RETAIL (0.2%)
Insight Enterprises, Inc.
 (a)...........................    41,600            345,696
                                                ------------

IT CONSULTING & SERVICES (2.1%)
CACI International, Inc. Class
 A (a).........................    40,000          1,425,600
Manhattan Associates, Inc.
 (a)...........................   103,585          2,450,821
                                                ------------
                                                   3,876,421
                                                ------------
MACHINERY (0.3%)
Oshkosh Truck Corp. ...........     9,600            590,400
                                                ------------

MEDIA (1.1%)
Radio One, Inc. Class D (a)....   142,164          2,051,427
                                                ------------

MULTILINE RETAIL (0.8%)
Fred's, Inc. Class A...........    57,300          1,472,610
                                                ------------

OFFICE ELECTRONICS (1.5%)
Global Imaging Systems, Inc.
 (a)...........................   146,000          2,683,480
                                                ------------
PHARMACEUTICALS (3.0%)
Medicis Pharmaceutical Corp.
 Class A (a)...................    42,400          2,106,008
NPS Pharmaceuticals, Inc.
 (a)...........................    45,600          1,147,752
Taro Pharmaceutical Industries
 Ltd. (a)......................    59,400          2,233,440
                                                ------------
                                                   5,487,200
                                                ------------
ROAD & RAIL (2.9%)
Heartland Express, Inc. .......    70,900          1,624,390
Knight Transportation, Inc.
 (a)...........................    94,900          1,992,900
Werner Enterprises, Inc. ......    73,000          1,571,690
                                                ------------
                                                   5,188,980
                                                ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.4%)
ASM International N.V. (a).....   119,300          1,538,970
ATMI, Inc. (a).................    87,100          1,613,092
Cymer, Inc. (a)................    89,900          2,899,275

                                  SHARES           VALUE
                                 ---------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
Fairchild Semiconductor
 International, Inc. Class A
 (a)...........................   234,800       $  2,514,708
Integrated Circuit Systems,
 Inc. (a)......................   136,700          2,494,775
Rudolph Technologies, Inc.
 (a)...........................   115,700          2,216,812
                                                ------------
                                                  13,277,632
                                                ------------
SOFTWARE (3.2%)
Altiris, Inc. (a)..............    14,000            222,880
JDA Software Group, Inc. (a)...    48,000            463,680
Precise Software Solutions Ltd.
 (a)...........................   200,000          3,302,000
SERENA Software, Inc. (a)......   108,400          1,711,636
                                                ------------
                                                   5,700,196
                                                ------------
SPECIALTY RETAIL (5.7%)
A.C. Moore Arts & Crafts, Inc.
 (a)...........................   118,000          1,499,780
Advance Auto Parts, Inc. (a)...    48,100          2,352,090
Chico's FAS, Inc. (a)..........    39,900            754,509
Hot Topic, Inc. (a)............    78,800          1,802,944
Linens 'n Things, Inc. (a).....    40,508            915,481
Michaels Stores, Inc. (a)......    26,672            834,833
Pier 1 Imports, Inc. ..........   114,900          2,175,057
                                                ------------
                                                  10,334,694
                                                ------------
TEXTILES, APPAREL & LUXURY GOODS (2.2%)
Coach, Inc. (a)................    73,978          2,435,356
Fossil, Inc. (a)...............    78,900          1,604,826
                                                ------------
                                                   4,040,182
                                                ------------
TRADING COMPANIES & DISTRIBUTORS (0.8%)
MSC Industrial Direct Co., Inc.
 Class A (a)...................    86,000          1,526,500
                                                ------------
Total Common Stocks
 (Cost $168,920,000)...........                  175,357,289
                                                ------------
SHORT-TERM INVESTMENT (3.1%)

INVESTMENT COMPANY (3.1%)
Merrill Lynch Premier
 Institutional Fund............  5,660,704         5,660,704
                                                ------------
Total Short-Term Investment
 (Cost $5,660,704).............                    5,660,704
                                                ------------
Total Investments
 (Cost $174,580,704) (b).......     100.2%       181,017,993(c)
Liabilities in Excess of
 Cash and Other Assets.........      (0.2)          (328,257)
                                 ---------      ------------
Net Assets.....................     100.0%      $180,689,736
                                 =========      ============

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is
     $177,891,946.
(c)  At December 31, 2002 net unrealized appreciation was
     $3,126,047, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $18,741,480 and
     aggregate gross unrealized depreciation for all
     investments on which there was excess of cost over
     market value of $15,615,433.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $174,580,704).............................................       $ 181,017,993
Cash........................................................              11,793
Receivables:
  Investment securities sold................................           2,827,245
  Fund shares sold..........................................             151,963
  Dividends.................................................              16,675
Other assets................................................               8,039
                                                                   -------------
        Total assets........................................         184,033,708
                                                                   -------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           2,368,487
  Fund shares redeemed......................................             335,936
  Transfer agent............................................             253,033
  Manager...................................................             160,599
  NYLIFE Distributors.......................................             128,079
  Custodian.................................................               3,697
  Trustees..................................................               2,138
Accrued expenses............................................              92,003
                                                                   -------------
        Total liabilities...................................           3,343,972
                                                                   -------------
Net assets..................................................       $ 180,689,736
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      44,564
  Class B...................................................             137,807
  Class C...................................................               5,504
Additional paid-in capital..................................         385,464,472
Accumulated net realized loss on investments................        (211,399,900)
Net unrealized appreciation on investments..................           6,437,289
                                                                   -------------
Net assets..................................................       $ 180,689,736
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  44,037,191
                                                                   =============
Shares of beneficial interest outstanding...................           4,456,354
                                                                   =============
Net asset value per share outstanding.......................       $        9.88
Maximum sales charge (5.50% of offering price)..............                0.58
                                                                   -------------
Maximum offering price per share outstanding................       $       10.46
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 131,404,093
                                                                   =============
Shares of beneficial interest outstanding...................          13,780,690
                                                                   =============
Net asset value and offering price per share outstanding....       $        9.54
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $   5,248,452
                                                                   =============
Shares of beneficial interest outstanding...................             550,354
                                                                   =============
Net asset value and offering price per share outstanding....       $        9.54
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              13
                                                                               -

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $    372,312
  Interest..................................................        99,678
                                                              ------------
    Total income............................................       471,990
                                                              ------------
Expenses:
  Manager...................................................     2,221,302
  Transfer agent............................................     1,514,917
  Distribution--Class B.....................................     1,220,330
  Distribution--Class C.....................................        44,697
  Service--Class A..........................................       133,650
  Service--Class B..........................................       406,777
  Service--Class C..........................................        14,899
  Shareholder communication.................................       105,594
  Professional..............................................        54,474
  Recordkeeping.............................................        48,871
  Registration..............................................        32,426
  Custodian.................................................        31,583
  Trustees..................................................        13,960
  Miscellaneous.............................................        25,415
                                                              ------------
    Total expenses..........................................     5,868,895
                                                              ------------
Net investment loss.........................................    (5,396,905)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (49,615,212)
Net change in unrealized appreciation on investments........   (24,193,592)
                                                              ------------
Net realized and unrealized loss on investments.............   (73,808,804)
                                                              ------------
Net decrease in net assets resulting from operations........  $(79,205,709)
                                                              ============

-------

     Dividends recorded net of foreign withholding taxes of
(a)  $3,460.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $(5,396,905)   $  (6,078,474)
  Net realized loss on investments..........................  (49,615,212)     (88,516,981)
  Net change in unrealized appreciation on investments......  (24,193,592)      22,194,933
                                                              ------------   -------------
  Net decrease in net assets resulting from operations......  (79,205,709)     (72,400,522)
                                                              ------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   64,317,186       69,345,748
    Class B.................................................   30,046,744       51,801,052
    Class C.................................................    3,099,852        1,334,747
                                                              ------------   -------------
                                                               97,463,782      122,481,547
  Cost of shares redeemed:
    Class A.................................................  (62,368,859)     (88,087,806)
    Class B.................................................  (37,581,624)     (64,886,457)
    Class C.................................................   (2,302,617)      (2,679,045)
                                                              ------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................   (4,789,318)     (33,171,761)
                                                              ------------   -------------
      Net decrease in net assets............................  (83,995,027)    (105,572,283)
NET ASSETS:
Beginning of year...........................................  264,684,763      370,257,046
                                                              ------------   -------------
End of year.................................................  $180,689,736   $ 264,684,763
                                                              ============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                                  ----------------------------------------------------
                                                                               Year ended                   June 1*
                                                                              December 31,                  through
                                                                  -------------------------------------   December 31,
                                                                   2002      2001      2000      1999         1998
                                                                  -------   -------   -------   -------   ------------
Net asset value at beginning of period......................      $ 13.90   $ 17.11   $ 21.82   $ 10.51     $ 10.00
                                                                  -------   -------   -------   -------     -------
Net investment loss (a).....................................        (0.22)    (0.22)    (0.26)    (0.20)      (0.10)
Net realized and unrealized gain (loss) on investments......        (3.80)    (2.99)    (4.17)    11.51        0.61
                                                                  -------   -------   -------   -------     -------
Total from investment operations............................        (4.02)    (3.21)    (4.43)    11.31        0.51
                                                                  -------   -------   -------   -------     -------
Less distributions:
From net realized gain on investments.......................           --        --     (0.28)       --          --
                                                                  -------   -------   -------   -------     -------
Net asset value at end of period............................      $  9.88   $ 13.90   $ 17.11   $ 21.82     $ 10.51
                                                                  =======   =======   =======   =======     =======
Total investment return (b).................................       (28.92%)  (18.76%)  (20.24%)  107.61%       5.10%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss......................................        (1.86%)   (1.56%)   (1.20%)   (1.48%)     (2.12%)+
   Expenses.................................................         2.07%     1.90%     1.70%     1.91%       2.63% +
Portfolio turnover rate.....................................          132%      111%      122%       86%         32%
Net assets at end of period (in 000's)......................      $44,037   $61,197   $99,415   $64,470     $15,319

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

                            Class B                                                 Class C
    --------------------------------------------------------   --------------------------------------------------
                   Year ended                     June 1*                 Year ended               September 1**
                  December 31,                    through                December 31,                 through
    -----------------------------------------   December 31,   ---------------------------------    December 31,
      2002       2001       2000       1999         1998        2002     2001     2000     1999         1998
    --------   --------   --------   --------   ------------   ------   ------   ------   ------   --------------
    $  13.51   $  16.75   $  21.55   $  10.46     $ 10.00      $13.51   $16.75   $21.55   $10.46       $ 8.43
    --------   --------   --------   --------     -------      ------   ------   ------   ------       ------
      (0.30)      (0.32)     (0.42)     (0.29)      (0.12)     (0.30)    (0.32)  (0.42)    (0.29)       (0.09)
      (3.67)      (2.92)     (4.10)     11.38        0.58      (3.67)    (2.92)  (4.10)    11.38         2.12
    --------   --------   --------   --------     -------      ------   ------   ------   ------       ------
      (3.97)      (3.24)     (4.52)     11.09        0.46      (3.97)    (3.24)  (4.52)    11.09         2.03
    --------   --------   --------   --------     -------      ------   ------   ------   ------       ------
          --         --      (0.28)        --          --          --       --   (0.28)       --           --
    --------   --------   --------   --------     -------      ------   ------   ------   ------       ------
    $   9.54   $  13.51   $  16.75   $  21.55     $ 10.46      $ 9.54   $13.51   $16.75   $21.55       $10.46
    ========   ========   ========   ========     =======      ======   ======   ======   ======       ======
      (29.39%)   (19.34%)   (20.91%)   106.02%       4.60%     (29.39%) (19.34%) (20.91%) 106.02%       24.08%
       (2.61%)    (2.31%)    (1.95%)    (2.23%)     (2.87%)+    (2.61%)  (2.31%)  (1.95%)  (2.23%)      (2.87%)+
        2.82%      2.65%      2.45%      2.66%       3.38%+      2.82%    2.65%    2.45%    2.66%        3.38% +
         132%       111%       122%        86%         32%        132%     111%     122%      86%          32%
    $131,404   $196,859   $260,999   $130,487     $20,748      $5,248   $6,628   $9,843   $2,032       $    1

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              17
                                                                               -

MainStay Small Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if


18
-

Notes to Financial Statements


no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time the prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; tem-porary differences do not require reclassification.


                                                                              19
                                                                               -

MainStay Small Cap Growth Fund


The following table discloses the current year reclassifications between accumulated net investment loss and paid-in-capital arising from permanent differences; net assets at December 31, 2002, are not affected.

     ACCUMULATED
   NET INVESTMENT        ADDITIONAL
        LOSS           PAID-IN CAPITAL
   --------------      ---------------
 $5,396,905              $(5,396,905)

The reclassifications for the Fund are due to net operating losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.


20
-

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 2002, the Manager earned from the Fund $2,221,302.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3,939 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,244, $280,616 and $2,950, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $1,514,917.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses.


                                                                              21
                                                                               -

MainStay Small Cap Growth Fund


The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $4,302 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $48,871 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

  ACCUMULATED CAPITAL     UNREALIZED     TOTAL ACCUMULATED
   AND OTHER LOSSES      APPRECIATION          LOSS
  -------------------   --------------   -----------------
     $(198,115,765)       $3,126,047       $(194,989,718)

The difference between book-basis and tax-basis unrealized appreciation is due to wash sales deferrals.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $198,115,765 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        --------
      2008..................................................  $ 44,310
      2009..................................................   113,554
      2010..................................................    40,252
                                                              --------
                                                              $198,116
                                                              ========

In addition, the Fund intends to elect to treat for federal income tax purposes $9,972,893 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $282,720 and $292,722, respectively.


22
-

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the aver-age commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                    YEAR ENDED
                                                     DECEMBER 31, 2002             DECEMBER 31, 2001
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................   5,195     2,610      266      4,957     3,775       96
Shares redeemed...............................  (5,140)   (3,396)    (206)    (6,367)   (4,793)    (194)
                                                ------    ------     ----     ------    ------     ----
Net increase (decrease).......................      55      (786)      60     (1,410)   (1,018)     (98)
                                                ======    ======     ====     ======    ======     ====


                                                                              23
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Small Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Growth Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003


24
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              25
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.



26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.



                                                                              27
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.



28
-

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved. MSSG11- 02/03
                                                    24

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Growth Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Small Cap Value
                                                              Fund versus Russell 2000(R) Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/02      11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
------------------------
Stephen C. Roussin
January 2003

4
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Small
Cap Value Fund versus Russell 2000(R)
Value Index and Inflation

CLASS A SHARES   Total Returns: 1 Year -16.99%, Since Inception 3.94%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
                                                       VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
                                                   ------------------          ------------------          ------------------
6/1/98                                                   9450.00                    10000.00                    10000.00
12/98                                                    8533.00                     8908.00                    10115.00
12/99                                                    9055.00                     8776.00                    10386.00
12/00                                                   11774.00                    10776.00                    10736.00
12/01                                                   13591.00                    12287.00                    10902.00
12/02                                                   11938.00                    10884.00                    11167.00

CLASS B SHARES  Total Returns: 1 Year -17.12%, Since Inception 4.08%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
                                                       VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
                                                   ------------------          ------------------          ------------------
6/1/98                                                  10000.00                    10000.00                    10000.00
12/98                                                    9000.00                     8908.00                    10115.00
12/99                                                    9481.00                     8776.00                    10386.00
12/00                                                   12229.00                    10776.00                    10736.00
12/01                                                   14011.00                    12287.00                    10902.00
12/02                                                   12013.00                    10884.00                    11167.00

CLASS C SHARES  Total Returns: 1 Year -13.69%, Since Inception 4.45%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
                                                       VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
                                                   ------------------          ------------------          ------------------
6/1/98                                                  10000.00                    10000.00                    10000.00
12/98                                                    9000.00                     8908.00                    10115.00
12/99                                                    9481.00                     8776.00                    10386.00
12/00                                                   12229.00                    10776.00                    10736.00
12/01                                                   14011.00                    12287.00                    10902.00
12/02                                                   12213.00                    10884.00                    11167.00

                                                                               5
                                                                               -

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

6
-------

1 The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3 See footnote and table on page 11 for more information about Lipper Inc.
4 See footnote on page 5 for more information about the Russell 2000 Value
  Index.
5 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

Portfolio Management Discussion and Analysis

The broad equity market was down in 2002, which, in itself, was not unusual. What was remarkable, however, was that the stock market had gone down three years in a row--something investors hadn't experienced in over 60 years.

The bear market was pervasive, taking a toll on all investment styles and market capitalizations. All sectors of the Russell 2000(R) Index(1) declined for the year ended December 31, 2002, as did all sectors of the S&P 500 Index.(2) Simply put, the equity markets showed no tolerance for corporate disappointments, whether they came in the form of earnings results, accounting concerns, or management practices. The markets left equity investors few places to hide, except on the sidelines.

With negative returns across the board, small-capitalization stocks outperformed large-cap issues for the annual period, continuing a trend that began in 1999. Within the small-cap sector, as elsewhere, value-oriented stocks outperformed growth-oriented stocks by a substantial margin.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Small Cap Value Fund returned -12.16% for Class A shares and -12.83% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -18.23% return of the average Lipper(3) small-cap core fund over the same period. All share classes underperformed the -11.43% of the Russell 2000(R) Value Index(4) for the 12-month period.

As of December 31, 2002, Class A shares of MainStay Small Cap Value Fund were rated four stars overall and Class B and Class C shares were rated five stars overall out of 226 small blend funds by Morningstar.(5) Class A shares received four stars and Class B and Class C shares received five stars out of 226 small blend funds for the three-year period then ended.

The Fund's performance was lower than its benchmark index largely because the Fund was relatively overweighted in the information technology sector and underweighted in the financials sector. On the other hand, strong stock selection among financial stocks helped the Fund, as did careful stock selection and slightly overweighted positions among consumer-cyclical issues and cyclical industrial stocks.

                                                                               7
-------                                                                        -

6 Unless otherwise indicated, returns are for the year ended December 31, 2002.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[PERFORMANCE CHART; LINE GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                            -9.70
12/99                                                                             6.11
12/00                                                                            30.04
12/01                                                                            15.43
12/02                                                                           -12.16

See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[PERFORMANCE CHART; LINE GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                           -10.00
12/99                                                                             5.35
12/00                                                                            28.97
12/01                                                                            14.57
12/02                                                                           -12.83

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information.

STRONG AND WEAK PERFORMERS

For the 12 months ended December 31, 2002, the Fund's best-performing stocks were spread across a wide array of industries.(6)

- Claire's Stores (+47%), a mall-based fashion-accessory retailer that targets teenage girls, benefited from improving sales and profit margins at key stores.

- Take-Two Interactive Software (+45%), a designer and distributor of video games, was a major beneficiary of the new game platforms introduced in 2001. Although the stock was a top performer for the Fund, concerns about competition led us to sell the Fund's position in the company during the first half of 2002.

8

- ITT Educational Services (+27%) offers postsecondary technical training and associate and bachelor degrees in information technology and related areas. Company initiatives to increase enrollment began to have a positive impact during the period, leading to improved sales and earnings growth.

- EMS Technologies (+35% while held in the Fund) is a leading producer of components used in wireless communications. We sold the stock at a profit early in the year due to concerns about the strength of its markets. The prudence of our decision was underscored when subsequent declines caused the stock to return -3% for the month 12-month period.

- Coachmen Industries (+34%) is a leading manufacturer of recreational vehicles and modular buildings. Strong sales and order growth for the company's recreational vehicles drove its earnings and its stock price higher.

The Fund's portfolio remained well diversified with 77 holdings as of December 31, 2002. Several stocks that faced major declines, however, had a noticeable impact on Fund returns. Most of the Fund's worst performers during 2002 came from the technology sector, where the recession continued to have a negative impact on stock prices.

- Therma-Wave (-96%) is a leading-edge provider of metrology equipment--or measuring and monitoring devices--used in the semiconductor manufacturing process. We sold the stock because the company lost market share and an expected recovery in demand failed to materialize.

- Artesyn Technologies (-59%) is a leading provider of power conversion products to the technology and telecommunications industries. We sold the Fund's position in this stock when an anticipated recovery in demand from those industries failed to occur.

- Orthodontic Centers of America (-64%) is a practice-management company for orthodontists. We sold this stock due to concerns over aggressive accounting practices as well as a lawsuit by a group of orthodontists attempting to rescind their management contract with the company.

- Pathmark Stores (-78%) is a leading northeast grocery chain. Price deflation, intense competition for sales in a sluggish economy, and deteriorating longer-term prospects for the business depressed the stock's price and we sold the Fund's position in the stock.

- TTM Technologies (-67%) is a provider of high-end printed circuit boards to various sectors of the technology and telecommunications industries. Near-term overcapacity led to cyclically depressed earnings and weak stock price performance. The Fund continues to hold this stock, however, since shifting industry fundamentals have significantly improved the outlook for earnings and investment performance.

                                                                               9
                                                                               -

PURCHASES AND SALES

During the annual period, the Fund purchased shares of Yellow Corp., a nationwide provider of less-than-truckload freight services. The company is expected to realize significant earnings growth in an economic recovery.

The Fund also established a position in Autodesk, which makes software for computer-aided design, computer-aided manufacturing, map rendering, and special effects. We believe Autodesk will see improved revenues and profits, since it has been gaining market share in key business areas, and the company plans to upgrade its flagship Autodesk platform in the first quarter of 2003.

The Fund also bought shares of RehabCare Group, which operates inpatient and outpatient rehabilitation facilities at hospitals and nursing homes and, through a subsidiary, provides temporary physician and nurse staffing services. The Fund bought the stock at an attractive valuation, after the company faced a slowdown in its temporary staffing business and problems integrating an acquisition. The integration issues have been resolved, and we believe the business slowdown is reflected in the current valuation of the stock.

The Fund's most significant sales included several issues already mentioned:
Therma-Wave, Artesyn Technologies, Orthodontic Centers of America, and Pathmark Stores. Each of these stocks detracted from performance and the sales allowed the Fund to redeploy its assets in more productive ways.

WEIGHTING CHANGES

At year-end 2002, we expected economic momentum to build and capital spending to rebound. As a result, the Fund maintained a significant exposure to both the industrials sector and the information technology sector. Since we also believe that consumer spending, which is the primary engine that drives our economy, may begin to falter, we have reduced the Fund's weightings in consumer staple issues and consumer discretionary stocks.

Across the spectrum, the Fund is focusing on dividends in anticipation of a change in tax policy by the Bush administration and the now-Republican House and Senate. Historically, the role dividends have played in total returns has been much smaller for small-cap stocks than for large-cap issues. Nevertheless, we believe that the Fund's ongoing concentration on companies with significant free cash flow may help give the Fund solid positions among companies with dividend-paying capabilities. To that end, the Fund's portfolio has a free cash flow yield of 5.9% compared to 4.4% for the small-cap universe.

10
-

LOOKING AHEAD

We believe that the U.S. economic recovery may continue at a modest pace, and we see evidence that suggests productivity may trend upward. Improving margins and profits have generated an acceleration in corporate free cash flow. In time, we believe this may result in an increase in capital spending, as low expenditures over the past two years have led to a significant amount of pent-up demand.

There are several reasons for maintaining a positive outlook. We believe that stimulative fiscal policy may bolster the equity markets in 2003. Although the third year of a presidential term has historically been rewarding for investors, past performance is no guarantee of future results. Concerns over corporate governance and accounting issues appear to be on the decline. The amount of cash on the sidelines is the highest in a decade, which suggests that the market may have the potential to advance when the economy picks up steam.

Among the few remaining clouds on the horizon are the geopolitical situation with Iraq and North Korea and the continued threat of worldwide terrorism. Wherever the markets or the economy may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Timothy G. Dalton, Jr.
Kenneth J. Greiner
Stephen J. Bruno
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

MainStay Small Cap Value Fund was closed to new investors as of December 1, 2001.

                                                                              11
                                                                               -

Returns and Lipper Rankings as of 12/31/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A              -12.16%                        5.22%
    Class B              -12.83%                        4.45%
    Class C              -12.83%                        4.45%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A              -16.99%                        3.94%
    Class B              -17.12%                        4.08%
    Class C              -13.69%                        4.45%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A         71 out of 413 funds         36 out of 231 funds
    Class B         80 out of 413 funds         41 out of 231 funds
    Class C         80 out of 413 funds         48 out of 239 funds
    Average Lipper
    small-cap
    core fund                   -18.23%                       0.93%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

         NAV 12/31/02   INCOME    CAPITAL GAINS
Class A     $11.10      $0.0000      $0.1781
Class B     $10.70      $0.0000      $0.1781
Class C     $10.70      $0.0000      $0.1781

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98 based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

12
-

MainStay Small Cap Value Fund

                                  SHARES            VALUE
                                -----------------------------
COMMON STOCKS (98.5%)+

AUTO COMPONENTS (1.0%)
BorgWarner, Inc. .............     19,200       $     968,064
                                                -------------
AUTOMOBILES (1.2%)
Coachmen Industries, Inc. ....     74,400           1,175,520
                                                -------------

BANKS (7.9%)
Chittenden Corp. .............     58,400           1,488,032
Cullen/Frost Bankers, Inc. ...     42,100           1,376,670
Local Financial Corp. (a).....    133,800           1,960,170
S&T Bancorp, Inc. ............     22,142             554,679
Trustmark Corp. ..............     36,295             861,280
Westamerica Bancorp...........     39,200           1,575,056
                                                -------------
                                                    7,815,887
                                                -------------
BUILDING PRODUCTS (4.1%)
NCI Building Systems, Inc.
 (a)..........................     95,100           2,075,082
Simpson Manufacturing Co.,
 Inc. (a).....................     61,300           2,016,770
                                                -------------
                                                    4,091,852
                                                -------------
CHEMICALS (5.6%)
Arch Chemicals, Inc. .........     91,400           1,668,050
Georgia Gulf Corp. ...........     87,800           2,031,692
H.B. Fuller Co. ..............     71,100           1,840,068
                                                -------------
                                                    5,539,810
                                                -------------
COMMERCIAL SERVICES & SUPPLIES (7.2%)
Banta Corp. ..................     43,500           1,360,245
Central Parking Corp. ........     44,600             841,156
Herman Miller, Inc. ..........     82,300           1,514,320
ITT Educational Services, Inc.
 (a)..........................     55,600           1,309,380
Learning Tree International,
 Inc. (a).....................     83,755           1,147,443
Steiner Leisure Ltd. (a)......     68,600             956,284
                                                -------------
                                                    7,128,828
                                                -------------
COMMUNICATIONS EQUIPMENT (0.8%)
Plantronics, Inc. (a).........     50,100             758,013
                                                -------------

DIVERSIFIED FINANCIALS (4.2%)
Jefferies Group, Inc. ........     36,300           1,523,511
Raymond James Financial,
 Inc. ........................     37,400           1,106,292
Waddell & Reed Financial, Inc.
 Class A......................     78,300           1,540,161
                                                -------------
                                                    4,169,964
                                                -------------
ELECTRIC UTILITIES (1.3%)
El Paso Electric Co. (a)......    113,500           1,248,500
                                                -------------

ELECTRICAL EQUIPMENT (4.3%)
AMETEK, Inc. .................     64,900           2,498,001
Brady Corp. ..................     27,200             907,120
Littelfuse, Inc. (a)..........     47,500             800,850
                                                -------------
                                                    4,205,971
                                                -------------

                                  SHARES            VALUE
                                -----------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.4%)
Electro Scientific Industries,
 Inc. (a).....................     66,700       $   1,334,000
Merix Corp. (a)...............     49,377             414,767
Plexus Corp. (a)..............     36,900             323,982
Technitrol, Inc. .............     78,700           1,270,218
                                                -------------
                                                    3,342,967
                                                -------------
ENERGY EQUIPMENT & SERVICES (2.0%)
Pride International, Inc.
 (a)..........................    130,200           1,939,980
                                                -------------

FOOD PRODUCTS (0.9%)
Flowers Foods, Inc. ..........     47,560             927,896
                                                -------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.6%)
Arrow International, Inc. ....     38,100           1,549,527
Orthofix International N.V.
 (a)..........................     49,700           1,394,085
Sybron Dental Specialties,
 Inc. (a).....................    106,700           1,584,495
                                                -------------
                                                    4,528,107
                                                -------------
HEALTH CARE PROVIDERS & SERVICES (5.7%)
AMERIGROUP Corp. (a)..........     47,100           1,427,601
Omnicare, Inc. ...............     69,300           1,651,419
RehabCare Group, Inc. (a).....     70,700           1,348,956
Renal Care Group, Inc. (a)....     37,400           1,183,336
                                                -------------
                                                    5,611,312
                                                -------------
HOTELS, RESTAURANTS & LEISURE (0.8%)
Landry's Restaurants, Inc. ...     10,500             223,020
Shuffle Master, Inc. (a)......     29,300             559,923
                                                -------------
                                                      782,943
                                                -------------
HOUSEHOLD DURABLES (1.3%)
Matthews International Corp.
 Class A......................     30,900             690,028
Oneida Ltd. ..................     50,100             552,603
                                                -------------
                                                    1,242,631
                                                -------------
INSURANCE (3.2%)
Delphi Financial Group, Inc.
 Class A......................     46,400           1,761,344
Reinsurance Group of America,
 Inc. ........................     50,800           1,375,664
                                                -------------
                                                    3,137,008
                                                -------------
IT CONSULTING & SERVICES (0.5%)
Forrester Research, Inc.
 (a)..........................     32,498             505,994
                                                -------------

LEISURE EQUIPMENT & PRODUCTS (1.6%)
Arctic Cat, Inc. .............     97,700           1,563,200
                                                -------------

MACHINERY (8.3%)
Briggs & Stratton Corp. ......     42,100           1,787,987
CLARCOR, Inc. ................     65,800           2,123,366
IDEX Corp. ...................     47,700           1,559,790
Lincoln Electric Holdings,
 Inc. ........................     35,600             824,140

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                                                              13
                                                                               -

                                  SHARES            VALUE
                                -----------------------------
COMMON STOCKS (CONTINUED)
MACHINERY (CONTINUED)
Thomas Industries, Inc. ......     18,800       $     489,928
Wabtec Corp. .................     97,200           1,364,688
                                                -------------
                                                    8,149,899
                                                -------------
MEDIA (3.2%)
Mediacom Communications Corp.
 (a)..........................    168,300           1,482,723
R.H Donnelley Corp. (a).......     56,200           1,647,222
                                                -------------
                                                    3,129,945
                                                -------------
OIL & GAS (3.5%)
Cabot Oil & Gas Corp. ........     50,400           1,248,912
Houston Exploration Co. (The)
 (a)..........................     71,500           2,187,900
                                                -------------
                                                    3,436,812
                                                -------------
PAPER & FOREST PRODUCTS (1.3%)
Wausau-Mosinee Paper Corp. ...    116,800           1,310,496
                                                -------------

REAL ESTATE (5.0%)
BRE Properties, Inc. .........     42,100           1,313,520
Kilroy Realty Corp. ..........     54,800           1,263,140
LNR Property Corp. ...........     37,700           1,334,580
Macerich Co. (The)............     32,600           1,002,450
                                                -------------
                                                    4,913,690
                                                -------------
ROAD & RAIL (4.3%)
Florida East Coast Industries,
 Inc. Class A.................     31,500             730,800
 Class B......................      4,600             101,522
Heartland Express, Inc. (a)...     49,464           1,133,270
USFreightways Corp. ..........     44,600           1,282,250
Yellow Corp. (a)..............     40,215           1,013,056
                                                -------------
                                                    4,260,898
                                                -------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.2%)
Actel Corp. (a)...............     91,000           1,476,020
Advanced Energy Industries,
 Inc. (a).....................     74,200             943,824
Pericom Semiconductor Corp.
 (a)..........................    108,800             904,128
TTM Technologies, Inc. (a)....    233,200             771,659
                                                -------------
                                                    4,095,631
                                                -------------

                                  SHARES            VALUE
                                -----------------------------
SOFTWARE (1.1%)
Autodesk, Inc. ...............     78,400       $   1,121,120
                                                -------------

SPECIALTY RETAIL (4.2%)
Claire's Stores, Inc. ........     48,000           1,059,360
Dress Barn, Inc. (The) (a)....    123,805           1,646,606
Payless ShoeSource, Inc.
 (a)..........................     27,300           1,405,131
                                                -------------
                                                    4,111,097
                                                -------------
TEXTILES, APPAREL & LUXURY GOODS (1.8%)
Timberland Co. (The) Class A
 (a)..........................     49,000           1,744,890
                                                -------------
Total Common Stocks (Cost
 $98,254,854).................                     96,958,925
                                                -------------
                                PRINCIPAL
                                  AMOUNT
                                ----------
SHORT-TERM INVESTMENT (1.6%)

TIME DEPOSIT (1.6%)
Bank of New York Cayman
 0.75%, due 1/2/03............  $1,600,000          1,600,000
                                                -------------
Total Short-Term Investment
 (Cost $1,600,000)............                      1,600,000
                                                -------------
Total Investments
 (Cost $99,854,854) (b).......      100.1%         98,558,925(c)
Liabilities in Excess of
 Cash and Other Assets........       (0.1)           (139,623)
                                ----------      -------------
Net Assets....................      100.0%      $  98,419,302
                                ==========      =============

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is
     $100,162,201.
(c)  At December 31, 2002, net unrealized depreciation was
     $1,603,276, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $9,224,366 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $10,827,642.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $99,854,854)..............................................       $ 98,558,925
Cash........................................................             32,096
Receivables:
  Investment securities sold................................            235,086
  Fund shares sold..........................................             82,289
  Dividends and interest....................................             74,237
Other assets................................................              8,543
                                                                   ------------
        Total assets........................................         98,991,176
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................            145,223
  Fund shares redeemed......................................            141,332
  Manager...................................................             88,408
  Transfer agent............................................             81,784
  NYLIFE Distributors.......................................             62,495
  Shareholder communication.................................             22,116
  Professional..............................................             14,762
  Custodian.................................................              4,034
  Trustees..................................................              1,133
Accrued expenses............................................             10,587
                                                                   ------------
        Total liabilities...................................            571,874
                                                                   ------------
Net assets..................................................       $ 98,419,302
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     31,699
  Class B...................................................             50,295
  Class C...................................................              8,787
Additional paid-in capital..................................         99,491,662
Accumulated undistributed net realized gain on
  investments...............................................            132,788
Net unrealized depreciation on investments..................         (1,295,929)
                                                                   ------------
Net assets..................................................       $ 98,419,302
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 35,197,075
                                                                   ============
Shares of beneficial interest outstanding...................          3,169,885
                                                                   ============
Net asset value per share outstanding.......................       $      11.10
Maximum sales charge (5.50% of offering price)..............               0.65
                                                                   ------------
Maximum offering price per share outstanding................       $      11.75
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 53,819,100
                                                                   ============
Shares of beneficial interest outstanding...................          5,029,532
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.70
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  9,403,127
                                                                   ============
Shares of beneficial interest outstanding...................            878,741
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.70
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  1,269,367
  Interest..................................................        54,070
                                                              ------------
    Total income............................................     1,323,437
                                                              ------------
Expenses:
  Manager...................................................     1,173,251
  Distribution--Class B.....................................       477,712
  Distribution--Class C.....................................        86,923
  Transfer agent............................................       489,771
  Service--Class A..........................................       105,101
  Service--Class B..........................................       159,237
  Service--Class C..........................................        28,974
  Shareholder communication.................................        61,087
  Professional..............................................        43,031
  Recordkeeping.............................................        38,299
  Registration..............................................        34,761
  Custodian.................................................        23,741
  Trustees..................................................         9,200
  Miscellaneous.............................................        22,792
                                                              ------------
    Net expenses............................................     2,753,880
                                                              ------------
Net investment loss.........................................    (1,430,443)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................       335,025
Net change in unrealized appreciation on investments........   (15,273,957)
                                                              ------------
Net realized and unrealized loss on investments.............   (14,938,932)
                                                              ------------
Net decrease in net assets resulting from operations........  $(16,369,375)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $(1,430,443)   $   (792,179)
  Net realized gain on investments..........................      335,025       5,478,043
  Net change in unrealized appreciation on investments......  (15,273,957)      7,569,557
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (16,369,375)     12,255,421
                                                              ------------   ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................     (556,902)       (674,099)
    Class B.................................................     (883,671)     (1,055,849)
    Class C.................................................     (157,204)       (193,660)
                                                              ------------   ------------
      Total distributions to shareholders...................   (1,597,777)     (1,923,608)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   19,265,086      42,815,417
    Class B.................................................   10,805,256      40,214,126
    Class C.................................................    1,377,359      10,635,016
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................      416,771         547,275
    Class B.................................................      817,759         983,214
    Class C.................................................      101,963         167,041
                                                              ------------   ------------
                                                               32,784,194      95,362,089
  Cost of shares redeemed:
    Class A.................................................  (22,188,432)    (30,900,193)
    Class B.................................................  (15,066,025)    (12,281,979)
    Class C.................................................   (2,531,120)     (1,601,976)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (7,001,383)     50,577,941
                                                              ------------   ------------
      Net increase (decrease) in net assets.................  (24,968,535)     60,909,754
NET ASSETS:
Beginning of year...........................................  123,387,837      62,478,083
                                                              ------------   ------------
End of year.................................................  $98,419,302    $123,387,837
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                       This page intentionally left blank

18
-

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                              --------------------------------------------------------
                                                                                                            June 1*
                                                                      Year ended December 31,               through
                                                              ----------------------------------------    December 31,
                                                               2002       2001       2000       1999          1998
                                                              -------    -------    -------    -------    ------------
Net asset value at beginning of period....................    $ 12.84    $ 11.30    $  9.56    $  9.03      $ 10.00
                                                              -------    -------    -------    -------      -------
Net investment income (loss) (a)..........................      (0.09)     (0.05)      0.00(b)   (0.03)       (0.06)
Net realized and unrealized gain (loss) on investments....      (1.47)      1.79       2.80       0.58        (0.91)
                                                              -------    -------    -------    -------      -------
Total from investment operations..........................      (1.56)      1.74       2.80       0.55        (0.97)
                                                              -------    -------    -------    -------      -------
Less distributions:
  From net realized gain on investments...................      (0.18)     (0.20)     (1.06)     (0.02)          --
                                                              -------    -------    -------    -------      -------
Net asset value at end of period..........................    $ 11.10    $ 12.84    $ 11.30    $  9.56      $  9.03
                                                              =======    =======    =======    =======      =======
Total investment return (c)...............................     (12.16%)    15.43%     30.04%      6.11%       (9.70%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)..........................      (0.74%)    (0.41%)     0.08%     (0.34%)      (1.53%)+
    Net expenses..........................................       1.87%      1.88%      1.90%      1.90%        3.14%+
    Expenses (before reimbursement).......................       1.87%      1.88%      2.07%      2.21%        3.14%+
Portfolio turnover rate...................................         46%        46%        69%        42%          24%
Net assets at end of period (in 000's)....................    $35,197    $43,761    $27,610    $15,205      $12,339

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

                          Class B                                                 Class C
    ----------------------------------------------------   ------------------------------------------------------
                                              June 1*                                              September 1**
           Year ended December 31,            through             Year ended December 31,             through
    -------------------------------------   December 31,   -------------------------------------    December 31,
     2002      2001      2000      1999         1998        2002      2001      2000      1999          1998
    -------   -------   -------   -------   ------------   -------   -------   -------   -------   --------------
    $ 12.48   $ 11.07   $  9.46   $  9.00     $ 10.00      $ 12.48   $ 11.07   $  9.46   $  9.00       $ 7.49
    -------   -------   -------   -------     -------      -------   -------   -------   -------       ------
      (0.18)    (0.13)    (0.07)    (0.10)      (0.09)       (0.18)    (0.13)    (0.07)    (0.10)       (0.06)
      (1.42)     1.74      2.74      0.58       (0.91)       (1.42)     1.74      2.74      0.58         1.57
    -------   -------   -------   -------     -------      -------   -------   -------   -------       ------
      (1.60)     1.61      2.67      0.48       (1.00)       (1.60)     1.61      2.67      0.48         1.51
    -------   -------   -------   -------     -------      -------   -------   -------   -------       ------
      (0.18)    (0.20)    (1.06)    (0.02)         --        (0.18)    (0.20)    (1.06)    (0.02)          --
    -------   -------   -------   -------     -------      -------   -------   -------   -------       ------
    $ 10.70   $ 12.48   $ 11.07   $  9.46     $  9.00      $ 10.70   $ 12.48   $ 11.07   $  9.46       $ 9.00
    =======   =======   =======   =======     =======      =======   =======   =======   =======       ======
     (12.83%)   14.57%    28.97%     5.35%     (10.00%)     (12.83%)   14.57%    28.97%     5.35%       20.16%
      (1.49%)   (1.16%)   (0.67%)   (1.09%)     (2.28%)++    (1.49%)   (1.16%)   (0.67%)   (1.09%)      (2.28%)+
       2.62%     2.63%     2.65%     2.65%       3.89%++      2.62%     2.63%     2.65%     2.65%        3.89%+
       2.62%     2.63%     2.82%     2.96%       3.89%++      2.62%     2.63%     2.82%     2.96%        3.89%+
         46%       46%       69%       42%         24%          46%       46%       69%       42%          24%
    $53,819   $67,377   $32,777   $15,722     $10,145      $ 9,403   $12,250   $ 2,090   $   634       $  196

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund

20
-

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund. The Board of Trustees of the Trust approved the closure of the Fund to new investors, effective December 1, 2001. Existing shareholders may continue to invest in the Fund directly, through exchanges, or by reinvesting distributions.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements

                                                                              21
                                                                               -

no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Small Cap Value Fund

22
-

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated undistributed net realized gain on investments and additional paid-in-capital arising from permanent differences; net assets at December 31, 2002, are not affected.

                  ACCUMULATED
 ACCUMULATED     UNDISTRIBUTED
UNDISTRIBUTED     NET REALIZED
NET INVESTMENT      GAIN ON         ADDITIONAL
    INCOME        INVESTMENTS     PAID-IN-CAPITAL
--------------   --------------   ---------------
  $1,457,569        $47,027         $(1,504,596)

The reclassifications for the Fund are primarily due to net operating losses and real estate investment trusts gain (loss).

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                          2002          2001
                                                       -----------   -----------
Distributions paid from:
  Ordinary Income....................................  $  854,844    $  789,350
  Long-term Capital Gains............................     742,933     1,134,258
                                                       ----------    ----------
                                                       $1,597,777    $1,923,608
                                                       ==========    ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping

                                                                              23
                                                                               -

services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2002, the Manager earned from the Fund $1,173,251. It was not necessary for the Manager to reimburse the Fund for expenses during the period.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,168 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,344, $95,931 and $8,385, respectively, for the year ended December 31, 2002.

MainStay Small Cap Value Fund

24
-

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the year ended December 31, 2002, amounted to $489,771.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $2,307 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $38,299 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL     UNREALIZED     TOTAL ACCUMULATED
  AND OTHER GAINS      DEPRECIATION          LOSS
-------------------   --------------   -----------------
     $440,135          $(1,576,150)       $(1,136,015)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals and real estate investment trusts distributions.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $52,136 and $57,337, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the

                                                                              25
                                                                               -

syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                    YEAR ENDED
                                                     DECEMBER 31, 2002             DECEMBER 31, 2001
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................   1,552       879      110      3,574     3,435      912
Shares issued in reinvestment of
  distributions...............................      38        77       10         43        80       14
                                                ------    ------     ----     ------    ------     ----
                                                 1,590       956      120      3,617     3,515      926
Shares redeemed...............................  (1,827)   (1,326)    (223)    (2,653)   (1,077)    (133)
                                                ------    ------     ----     ------    ------     ----
Net increase (decrease).......................    (237)     (370)    (103)       964     2,438      793
                                                ======    ======     ====     ======    ======     ====

26
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Value Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

                                                                              27
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

28
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

30
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1 As of December 31, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.               MSSV11-02/03
                                                                              25

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Strategic Income
                                                              Fund versus Lehman Brothers(R) Aggregate Bond
                                                              Index, a Three-Index Composite, and Inflation
                                                              --Class A, Class B, and Class C Shares           4

                                                              Portfolio Management Discussion and Analysis     6

                                                              Year-by-Year Performance                         7

                                                              Returns and Lipper Rankings as of 12/31/02      13

                                                              Portfolio of Investments                        14

                                                              Financial Statements                            27

                                                              Notes to Financial Statements                   32

                                                              Report of Independent Accountants               44

                                                              Trustees and Officers                           45

                                                              The MainStay(R) Funds                           48

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

$10,000 Invested in MainStay Strategic
Income Fund versus Lehman Brothers(R)
Aggregate Bond Index, a Three-Index
Composite, and Inflation

CLASS A SHARES Total Returns: 1 Year 0.06%, 5 Years 2.47%, Since Inception 3.24% [CLASS A SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND          THREE-INDEX
                                            INCOME FUND              INDEX(1)             COMPOSITE(2)        INFLATION (CPI)(3)
                                         ------------------      ---------------          ------------        ------------------
2/28/97                                        9550.00               10000.00               10000.00               10000.00
12/97                                         10183.00               10906.00               10659.00               10131.00
12/98                                         10709.00               11852.00               11622.00               10247.00
12/99                                         10955.00               11753.00               11520.00               10573.00
12/00                                         10784.00               13119.00               11651.00               10929.00
12/01                                         11498.00               14227.00               12072.00               11098.00
12/02                                         12047.00               15687.00               13484.00               11369.00

CLASS B SHARES Total Returns:
1 Year -0.85%, 5 Years 2.35%, Since Inception 3.16%

[CLASS B SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND          THREE-INDEX
                                            INCOME FUND              INDEX(1)             COMPOSITE(2)        INFLATION (CPI)(3)
                                         ------------------      ---------------          ------------        ------------------
2/28/97                                       10000.00               10000.00               10000.00               10000.00
12/97                                         10602.00               10906.00               10659.00               10131.00
12/98                                         11063.00               11852.00               11622.00               10247.00
12/99                                         11233.00               11753.00               11520.00               10573.00
12/00                                         10977.00               13119.00               11651.00               10929.00
12/01                                         11612.00               14227.00               12072.00               11098.00
12/02                                         11996.00               15687.00               13484.00               11369.00

CLASS C SHARES Total Returns: 1 Year 3.02%, 5 Years 2.64%, Since Inception 3.28% [CLASS C SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND          THREE-INDEX
                                            INCOME FUND              INDEX(1)             COMPOSITE(2)        INFLATION (CPI)(3)
                                         ------------------      ---------------          ------------        ------------------
2/28/97                                       10000.00               10000.00               10000.00               10000.00
12/97                                         10602.00               10906.00               10659.00               10131.00
12/98                                         11063.00               11852.00               11622.00               10247.00
12/99                                         11233.00               11753.00               11520.00               10573.00
12/00                                         10977.00               13119.00               11651.00               10929.00
12/01                                         11612.00               14227.00               12072.00               11098.00
12/02                                         12075.00               15687.00               13484.00               11369.00

4
-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 2/28/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital-gains. An investment cannot be made directly into an index.

2 The Fund compares itself to a Three-Index Composite that assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Salomon Smith Barney(R) Non-U.S. Dollar World Government Bond Index. All indices are unmanaged and measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or this composite.

3 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

For bond investors, 2002 was generally a positive year. The economy continued to advance, but not at an impressive rate. Consumer and government spending remained relatively strong, but consumer confidence declined and business investment was weak.

Many investors were concerned about credit quality after a series of accounting scandals, layoffs, and bankruptcies rocked the market. As stock prices continued to fall, a general flight to quality increased demand for investment-grade debt. U.S. bonds were particularly strong, with the Salomon Smith Barney U.S. Treasury Index(1) returning 11.64% for 2002. With the exception of Japan, which returned 3%, all other G7 government markets(2) rose an average of 9% in local terms. Expressed in U.S. dollar terms, returns were even stronger, since the dollar weakened by 17% against the euro and 10% versus the yen in 2002.

Despite low interest rates, corporate leaders had little pricing power and few incentives to spend money in a challenging economic environment. As a result, few corporate issuers ventured into the market, and those that did faced a lukewarm reception. To attract investors and compensate for the higher risk of impaired cash flows in a sluggish economy, many corporate bonds were priced at wider-than-usual spreads to Treasuries. High-yield issues had modest performance for the year, but did well in the fourth quarter when the stock market rallied.

To restore business and investor confidence, the Federal Reserve cut the targeted federal funds rate by 50 basis points in November 2002, to an exceedingly low 1.25%. While stocks rallied temporarily after the Fed's move, the long-term effects have yet to be felt throughout the economy.

In 2002, domestic interest rates declined sharply across all segments of the yield curve. Thirty-year U.S. Treasury yields fell 70 basis points to 5.5%. Five-year Treasury yields declined 160 basis points to 2.7%. Other Treasury notes and bonds saw yields decline within this basis point range. With interest rates at 40-year lows, homeowners raced to refinance their mortgages, lower their monthly payments, and turn home equity into cash.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Strategic Income Fund returned 4.78% for Class A shares and 3.99% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 6.59% return of the average Lipper(3) multisector income fund over the same period. All share classes underperformed the 10.25% return of the Lehman Brothers(R) Aggregate Bond Index(4) and the 11.70% return of the Fund's Three-Index Composite(5) for the year ended December 31, 2002.

-------
1 The Salomon Smith Barney U.S. Treasury Index is an unmanaged index that consists of U.S. Treasuries with a maturity of one year or longer and a minimum outstanding amount of $1 billion. The Index represents asset types which are subject to risk, including loss of principal. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 The Group of Seven (G7) is a forum of seven leading economic powers--Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States--that meets to ensure the stability of the international financial system. Russia joined the group in 1998, creating the G8, but financial issues continue to be addressed by the G7.

3 See footnote and table on page 13 for more information about Lipper Inc.

4 See footnote on page 5 for more information about the Lehman Brothers
  Aggregate Bond Index.

5 See footnote on page 5 for more information about the Fund's Three-Index
  Composite.

YEAR-BY-YEAR PERFORMANCE
CLASS A SHARES

[CLASS A SHARES PERFORMANCE BAR GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND          THREE-INDEX
                                            INCOME FUND              INDEX(1)             COMPOSITE(2)        INFLATION (CPI)(3)
                                         ------------------      ---------------          ------------        ------------------
2/28/97                                       10000.00               10000.00               10000.00               10000.00
12/97                                         10602.00               10906.00               10659.00               10131.00
12/98                                         11063.00               11852.00               11622.00               10247.00
12/99                                         11233.00               11753.00               11520.00               10573.00
12/00                                         10977.00               13119.00               11651.00               10929.00
12/01                                         11612.00               14227.00               12072.00               11098.00
12/02                                         12075.00               15687.00               13484.00               11369.00

CLASS B AND CLASS C SHARES
[CLASS B SHARES PERFORMANCE BAR GRAPH]

12/97                                                                             6.02
12/98                                                                             4.35
12/99                                                                             1.54
12/00                                                                            -2.28
12/01                                                                             5.78
12/02                                                                             3.99

HIGH-GRADE DOMESTIC BONDS

In a year that favored income investments, the high-grade bond portion of the Fund's portfolio found value in inflation-protected Treasuries (TIPS) and Treasuries that mature between 2016 and 2030. We believe these older, or "off-the-run," bonds may offer appreciation potential as the yield gap between shorter- and longer-maturity Treasuries narrows. The absence of a 30-year bond auction supports our approach. Though TIPS were introduced five years ago, they lack the popularity of traditional Treasury securities and trade at a yield concession that is consistent with our longer-term investment horizon.

Bonds issued by housing government-sponsored enterprises, such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank, appear to be appropriately priced for their intrinsic value. Since we believe that there is better value elsewhere, we underweighted these securities in the high-grade domestic bond portion of the Fund's portfolio. This portion of the Fund's portfolio benefited from a resilient market for residential mortgage-backed securities in 2002. Lower interest rates caused a surge of mortgage refinancings, and demand remained strong from banks and security dealers.

We believe that with Treasury yields as low as they are, nongovernment issues offer attractive yields and appreciation potential. The high-grade domestic bond portion of the Fund's portfolio owns triple-A rated(6) commercial mortgage-backed securities, triple-A rated asset-backed securities, and a varied collection of corporate bonds with an emphasis on moderate-quality and lower-quality (triple-B and double-B rated)(7) issues. In selecting commercial mortgage-backed securities, we seek to ensure stability of cash flows with issues backed by a wide range of property types and mortgages that are several years old. Among asset-backed securities, we have been attracted to rate-reduction bonds designed to help smooth the transition to competitive electric power.

We believe corporate bonds offer value relative to Treasuries because their spreads have considerable room to tighten when the economy recovers. We favor corporate bonds whose issuers have durable revenue streams. Earlier in the year, when trust in corporate governance came under fire, the Fund's corporate-bond holdings detracted from performance. During the fourth quarter, appetite for risk improved and investor preferences shifted toward corporate bonds, especially the kinds of moderate- and lower-quality issues that we had emphasized in the bond portion of the Fund's portfolio. Two triple-B rated examples are Citizens Communications and PSEG Power. Citizens is a moderate-sized telecommunications operator, with 2.5 million access lines in 24 states, primarily in rural and suburban markets. PSEG Power is a leading generator of electricity from Connecticut to Indiana. We felt that the market was improperly discounting the company's bonds, after the Enron and WorldCom difficulties. Price action in the fourth quarter validated our view, as prices rose sharply to better align bond values with issuer risk profiles.

HIGH-YIELD BONDS
Over the course of 2002, the Fund's strongest-performing high-yield holdings included Nextel International, Medaphis, Crown Cork & Seal, Alaris Medical, and Sovereign Bank. Each of these companies benefited from strong operations, positive cash flow, and an improving outlook.
Not all of the Fund's high-yield holdings had such positive results. Among the weakest holdings in this portion of the Fund's portfolio were Adelphia Communications, Charter Communications, and PG&E National Energy Group.

-------
6 Debt rated AAA has the highest rating assigned by Standard & Poor's. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7 Debt rated BBB by Standard & Poor's is deemed to exhibit adequate protection parameters. It is Standard & Poor's opinion, however, that compared to bonds with higher ratings, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Debt rated BB by Standard & Poor's is less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's however, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

Adelphia Communications bonds suffered from a liquidity crisis when accounting fraud and other forms of misconduct were discovered. Charter Communications was caught in the downdraft that followed. PG&E National Energy bonds traded down when the collapse of the merchant energy business led to a downgrade of the company's debt.

Delta Air Lines and Northwest came under pressure in August when US Airways filed for bankruptcy and financial problems at UAL came to light. We believe that Delta and Northwest have strengths that distinguish them from weaker airlines. The hotels restaurants & leisure industry provided solid returns throughout most of 2002, with strong performance from Hilton Hotels, Hollywood Park, Venetian Casino, Pinnacle Entertainment, and Vail Resorts, among others. Health care holdings performed well in the first half of the year, with strong performances from HCA, Manor Care, and Team Health. By year-end, two health care holdings were among the top performers in the high-yield portion of the Fund's portfolio, and several had contributed positively to the Fund's performance for 2002.

Utilities suffered through much of 2002, and the high-yield portion of the Fund's portfolio was overweighted in the sector, which detracted from performance. Among the Fund's high-yield utility holdings were AES, Mirant, Calpine, and Western Resources. We believe that lower valuations may create new opportunities.

The Fund's high-yield energy holdings saw values fluctuate over the course of the year as geopolitical tensions and other factors shaped energy prices and demand. Among the Fund's high-yield energy positions were Comstock Resources, El Paso, Parker Drilling, Plains Exploration & Production, and Vintage Petroleum. Petroleum Geo Services, an oil services company, suffered from weak prices and high leverage and may be forced to sell assets or restructure to improve its debt coverage.

Telecommunication services holdings in the high-yield portion of the Fund's portfolio were generally weak through most of the year. Although the Fund did not own WorldCom bonds, it held high-yield securities of Qwest, Sprint, AT&T Wireless, Millicom International, and US Unwired, all of which suffered during the first half of the year. The Fund's high-yield telecommunications holdings revived in the second half of 2002, and were among the Fund's strongest holdings in the fourth quarter when the market became more accepting of risk. Qwest Communications, which was the largest holding in the high-yield portion of the Fund's portfolio as of December 31, 2002, made a positive contribution to performance as efforts to repair the company's balance sheet and build asset coverage for bondholders were recognized by the market.

In the fourth quarter, information technology stocks showed a substantial turnaround, but the Fund's high-yield information technology holdings continued to lag, since cash flows tend to revive more slowly. Several investment-grade information technology companies traded at high-yield valuations well in advance of downgrades to high-yield status. The Fund's investments in Avaya, Nortel, and Lucent were penalized along with the industry, but we believe these issuers are managing their cash flows better and are positioned to benefit when the economy begins to recover in earnest.

The Fund's high-yield broadcasting & cable TV holdings had mixed performance over the course of the year. Comcast UK Cable was strong in the first quarter, while other cable companies, were weak. Cablevision SA was negatively impacted by Argentina's default. Despite strong returns in the fourth quarter, cable companies generally underperformed the market for the year.

Significant high-yield purchases for the year included: Qwest, Owens-Brockway Glass, Pacific Gas & Electric, and Vintage Petroleum. Significant sales included Paxson, Great Central Mines, PSEG Energy Holdings, and Crown Cork & Seal. Each of these holdings benefited the Fund's performance for the period the securities were held in the portfolio. In 2002, the Fund also purchased Frontier-
Vision bonds, which were in default at year-end. We believe the Fund may recover some of the value of these securities.

INTERNATIONAL BONDS

In 2002, the international bond portion of the Fund's portfolio maintained an overweighted position in European bonds, largely avoided Japanese issues, and assumed a relatively aggressive posture in emerging-market sovereign and corporate debt. At year-end, the Fund held 3% of its net assets in emerging-market debt.

For much of the year, the Fund maintained a neutral to slightly long duration with overweighted positions in peripheral European markets, specifically Scandinavian mortgage and government bonds. Maintaining a long duration had a positive net impact on the Fund's performance as official interest rates have declined around the globe.

Japanese bonds continue to constitute the most underweighted developed-market position in the international bond portion of the Fund's portfolio. We believe the combination of near-zero interest rates and high government debt issuance makes this position reasonable, despite the strength of the yen relative to the U.S. dollar. Our decision to underweight Japanese bonds had a positive impact on performance, since Japanese government debt was the worst performing sovereign market in 2002.

The international bond portion of the Fund's portfolio used emerging-market debt as a substitute for Japan. We have invested in euro, Japanese yen, and U.S. dollar denominated emerging-market debt. Over the course of 2002, we increased exposure to this asset class. Our positioning proved especially positive in the fourth quarter of 2002, when emerging-market debt rallied sharply following the Brazilian federal elections.

Our currency management hurt relative performance as the U.S. dollar fell sharply against major currencies. During the year, we increased foreign currency exposure, which proved beneficial as the euro strengthened relative to the U.S. dollar. Our near-zero weighting in Japanese assets, which kept the Fund underweighted in the Japanese yen, had a negative impact on the relative performance of the international bond portion of the Fund's portfolio.

LOOKING AHEAD

In the United States, we see little reason to expect a sudden rise in interest rates. As long as the threat of war remains, we believe U.S. Treasury securities may continue to be regarded as a potentially "safer haven" than stocks, which may result in strong performance. On the other hand, with low yields, many income investors may seek riskier asset classes, including high-yield bonds and emerging-market debt, to strengthen their performance in the year ahead. We believe that the Fund's built-in diversification will continue to provide appropriate exposure to potential opportunities in all types of bonds.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

NONTAXABLE DISTRIBUTION

As far as possible, MainStay Strategic Income Fund seeks to distribute a monthly dividend reflecting the amount of investment income earned by the Fund, excluding currency gains or losses. These gains and losses cannot be anticipated when setting the Fund's dividend rate, as they fluctuate throughout the year. During the year ended December 31, 2002, a net loss on these transactions, coupled with lower bond yields, caused a portion of the dividends paid in 2002 to be reclassified as a return of capital. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2002 Form 1099-DIV for the total amounts of their distributions that are taxable and nontaxable.

Returns and Lipper Rankings as of 12/31/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                                 SINCE INCEPTION
                           1 YEAR               5 YEARS          THROUGH 12/31/02
    Class A                4.78%                 3.42%                4.06%
    Class B                3.99%                 2.64%                3.28%
    Class C                3.99%                 2.64%                3.28%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                                 SINCE INCEPTION
                           1 YEAR               5 YEARS          THROUGH 12/31/02
    Class A                 0.06%                2.47%                3.24%
    Class B                -0.85%                2.35%                3.16%
    Class C                 3.02%                2.64%                3.28%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                                 SINCE INCEPTION
                           1 YEAR               5 YEARS          THROUGH 12/31/02
    Class A          88 out of 126 funds   35 out of 86 funds   34 out of 77 funds
    Class B         108 out of 126 funds   52 out of 86 funds   53 out of 77 funds
    Class C         108 out of 126 funds          n/a           72 out of 98 funds
    Average Lipper
    multisector
    income fund            6.59%                 2.84%                3.75%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV (12/31/02)   INCOME    RETURN OF CAPITAL
    Class A      $7.97        $0.4604        $0.1586
    Class B      $7.95        $0.4152        $0.1431
    Class C      $7.95        $0.4152        $0.1431

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 2/28/97 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A and Class B shares were first offered to the public on 2/28/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 2/28/97 through 12/31/02.
INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
LONG-TERM BONDS (89.9%)+
ASSET-BACKED SECURITIES (2.6%)

AIRLINES (0.2%)
American Airlines, Inc.
 Series 2001-2 Class B
 8.608%, due 10/1/12..........  $     170,000      $   137,320
                                                   -----------
AIRPLANE LEASES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 10/1/11..........        144,895           91,988
 Series 1996-1
 8.97%, due 1/2/15............         24,979           12,601
                                                   -----------
                                                       104,589
                                                   -----------
AUTO LEASES (0.8%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05...........        650,000          659,720
                                                   -----------

CONSUMER LOANS (0.1%)
Atlantic City Electric
 Transition Funding LLC
 Series 2002-1 Class A4
 5.55%, due 10/20/23..........         75,000           76,145
                                                   -----------

ELECTRIC UTILITIES (0.5%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17............        470,000          432,818
                                                   -----------

MEDIA (0.3%)
United Artists Theatre
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d)........        224,673          211,193
                                                   -----------

MULTILINE RETAIL (0.1%)
Kmart Corp.
 Pass-Through Certificates
 Series 1995-K3
 8.54%, due 1/2/15 (e)(f).....        100,126           38,048
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Public Service of New
 Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1 Class A
 4.58%, due 2/1/08............  $     247,302          258,480

Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).......        260,000      $   137,800
                                                   -----------
                                                       396,280
                                                   -----------
Total Asset-Backed Securities
 (Cost $2,256,027)............                       2,056,113
                                                   -----------
CONVERTIBLE BONDS (3.5%)

BIOTECHNOLOGY (0.3%)
CuraGen Corp.
 6.00%, due 2/2/07............         91,000           58,354
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07...........        250,000          188,438
                                                   -----------
                                                       246,792
                                                   -----------
COMMUNICATIONS EQUIPMENT (1.0%)
Brocade Communications
 Systems, Inc.
 2.00%, due 1/1/07............         50,000           35,313
CIENA Corp.
 3.75%, due 2/1/08............        238,000          166,600
Comverse Technology, Inc.
 1.50%, due 12/1/05...........        105,000           88,856
Juniper Networks, Inc.
 4.75%, due 3/15/07...........        347,000          270,660
Nortel Networks Corp.
 4.25%, due 9/1/08............        265,000          139,788
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c).......        125,000           84,844
                                                   -----------
                                                       786,061
                                                   -----------
COMPUTERS & PERIPHERALS (0.2%)
Quantum Corp.
 7.00%, due 8/1/04............        155,000          137,950
                                                   -----------

CONSTRUCTION & ENGINEERING (0.1%)
Shaw Group, Inc.
 (zero coupon), due 5/1/21....        155,000           89,513
                                                   -----------

DIVERSIFIED FINANCIALS (0.2%)
Providian Financial Corp.
 3.25%, due 8/15/05...........        185,000          138,519
                                                   -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
 4.75%, due 12/15/06 (e)(f)...        504,238           70,593


14
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CONVERTIBLE BONDS (CONTINUED)

DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
KPNQwest N.V.
 10.00%, due 3/15/12 (e)(g)...  $      40,000      $       105
Premiere Technologies, Inc.
 5.75%, due 7/1/04............        130,000          113,100
                                                   -----------
                                                       183,798
                                                   -----------
MEDIA (0.3%)
Adelphia Communications Corp.
 6.00%, due 2/15/06 (e).......        220,000           19,250
Cox Communications, Inc.
 0.4259%, due 4/19/20.........        495,000          225,225
                                                   -----------
                                                       244,475
                                                   -----------
METALS & MINING (0.0%) (B)
Algoma Steel, Inc.
 1.00%, due 12/31/30 (e)(h)...         57,000           19,095
                                                   -----------

PHARMACEUTICALS (0.0%) (B)
ICN Pharmaceuticals, Inc.
 6.50%, due 7/15/08...........         10,000            8,125
                                                   -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.9%)
LSI Logic Corp.
 4.00%, due 2/15/05...........        519,000          464,505
PMC-Sierra, Inc.
 3.75%, due 8/15/06...........        140,000          105,700
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05...........        136,000          114,240
                                                   -----------
                                                       684,445
                                                   -----------
SOFTWARE (0.1%)
QuadraMed Corp.
 5.25%, due 5/1/05............        145,000           88,631
                                                   -----------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c).......  E      81,000           38,463
 2.00%, due 4/3/07 (c)........        335,000          149,408
                                                   -----------
                                                       187,871
                                                   -----------
Total Convertible Bonds
 (Cost $3,262,919)............                       2,815,275
                                                   -----------
CORPORATE BONDS (42.7%)

AEROSPACE & DEFENSE (0.3%)
K&F Industries, Inc.
 9.625%, due 12/15/10 (c).....  $     120,000          122,100

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

AEROSPACE & DEFENSE (CONTINUED)
Sequa Corp.
 Series B
 8.875%, due 4/1/08...........  $      92,000      $    87,860
                                                   -----------
                                                       209,960
                                                   -----------
AIRLINES (0.6%)
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04...........         55,000           46,200
 8.30%, due 12/15/29..........        366,000          215,940
 10.375%, due 12/15/22........         80,000           52,000
Northwest Airlines, Inc.
 8.375%, due 3/15/04..........         35,000           29,400
 8.52%, due 4/7/04............         50,000           42,250
 9.875%, due 3/15/07..........        135,000           86,400
                                                   -----------
                                                       472,190
                                                   -----------
AUTO COMPONENTS (0.5%)
Hayes Lemmerz International,
 Inc.
 Series B
 9.125%, due 7/15/07 (e)(f)...        430,000            9,675
Mark IV Industries, Inc.
 7.50%, due 9/1/07............        294,000          235,200
Rexnord Corp.
 10.125, due 12/15/12 (c).....        165,000          169,125
                                                   -----------
                                                       414,000
                                                   -----------
AUTOMOBILES (0.2%)
Ford Motor Co.
 7.45%, due 7/16/31...........        190,000          165,275
                                                   -----------

BANKS (0.8%)
Bank of America Corp.
 7.40%, due 1/15/11...........        285,000          335,720
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08............        135,000          133,988
First Union Corp.
 6.55%, due 10/15/35..........         80,000           87,166
Wells Fargo & Co.
 5.00%, due 11/15/14..........         80,000           80,805
                                                   -----------
                                                       637,679
                                                   -----------
BUILDING PRODUCTS (0.1%)
Masco Corp.
 6.50%, due 8/15/32...........        100,000          102,797
                                                   -----------

CHEMICALS (1.3%)
FMC Corp.
 10.25%, due 11/1/09..........        220,000          237,600
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09..........        145,000           91,350
Millennium America, Inc.
 7.625%, due 11/15/26.........        149,000          123,856

                                                                              15
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

CHEMICALS (CONTINUED)
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10.........  $     188,000      $   169,200
Terra Capital, Inc.
 12.875%, due 10/15/08........        372,000          399,900
                                                   -----------
                                                     1,021,906
                                                   -----------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07...........        519,900          519,900
American Color Graphics, Inc.
 12.75%, due 8/1/05...........        285,000          280,725
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05..........        249,000          204,180
                                                   -----------
                                                     1,004,805
                                                   -----------
COMMUNICATIONS EQUIPMENT (0.7%)
Avaya, Inc.
 11.125%, due 4/1/09..........        175,000          158,375
Lucent Technologies, Inc.
 6.45%, due 3/15/29...........        430,000          189,200
 6.50%, due 1/15/28...........        104,000           45,760
 7.25%, due 7/15/06...........        172,000           97,180
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08 (e)......        322,000           22,540
                                                   -----------
                                                       513,055
                                                   -----------
COMPUTERS & PERIPHERALS (0.3%)
IBM Corp.
 4.75%, due 11/29/12..........        215,000          215,832
                                                   -----------

CONSTRUCTION & ENGINEERING (0.2%)
URS Corp.
 11.50%, due 9/15/09 (c)......        195,000          173,550
                                                   -----------

CONTAINERS & PACKAGING (0.6%)
Owens-Brockway Glass
 Container, Inc.
 8.875%, due 2/15/09..........        145,000          149,350
Owens-Illinois, Inc.
 7.80%, due 5/15/18...........        408,000          346,800
                                                   -----------
                                                       496,150
                                                   -----------
DIVERSIFIED FINANCIALS (2.2%)
Associates Corp. of North
 America
 6.95%, due 11/1/18...........        260,000          294,613
Bear Stearns Co., Inc.
 4.00%, due 1/31/08...........        155,000          156,216
 5.70%, due 11/15/14..........         35,000           35,799
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09..........        239,462          234,673

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

DIVERSIFIED FINANCIALS (CONTINUED)
Cedar Brakes II LLC
 9.875%, due 9/1/13...........  $     527,778      $   390,555
Countrywide Home Loans, Inc.
 Series K
 5.625%, due 5/15/07..........        100,000          106,962
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09..........        328,000          113,160
Ford Motor Credit Co.
 1.70%, due 6/20/03 (i).......         65,000           64,559
 6.50%, due 1/25/07...........         55,000           54,325
Household Finance Corp.
 6.375%, due 11/27/12.........         25,000           26,098
IPC Acquisition Corp.
 11.50%, due 12/15/09.........        165,000          141,900
MBNA America Bank
 6.625%, due 6/15/12..........        105,000          106,879
                                                   -----------
                                                     1,725,739
                                                   -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.0%)
Citizens Communications Co.
 7.625%, due 8/15/08..........         50,000           55,358
 9.00%, due 8/15/31...........        220,000          257,500
 9.25%, due 5/15/11...........         60,000           71,461
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05 (e)......        317,000            9,510
Nextel International, Inc.
 13.00%, due 11/15/09
 (d)(g).......................        231,389          171,228
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04...........        914,000          767,760
Qwest Corp.
 7.625%, due 6/9/03...........        155,000          151,900
 8.875%, due 3/15/12 (c)......        425,000          412,250
Qwest Services Corp.
 13.00%, due 12/15/07 (c).....        119,000          122,570
 13.50%, due 12/15/10 (c).....        104,000          108,160
 14.00%, due 12/15/14 (c).....         50,000           53,500
Sprint Capital Corp.
 5.875%, due 5/1/04...........        245,000          242,550
 8.75%, due 3/15/32...........        210,000          199,500
U.S. West Communications, Inc.
 5.625%, due 11/15/08.........         15,000           12,750
 7.20%, due 11/1/04...........         80,000           76,000
 8.875%, due 6/1/31...........        195,000          175,500
Tritel PCS, Inc.
 10.375%, due 1/15/11.........        115,000          123,050
WorldCom, Inc.
 8.25%, due 5/15/31 (e).......        808,000          189,880
                                                   -----------
                                                     3,200,427
                                                   -----------
ELECTRIC UTILITIES (1.1%)
Emerson Electric Co.
 6.00%, due 8/15/32...........         50,000           50,763
Consumers Energy Co.
 6.00%, due 3/15/05...........        155,000          153,643
 6.25%, due 9/15/06...........        110,000          108,191

16
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

ELECTRIC UTILITIES (CONTINUED)
PPL Energy Supply LLC
 Series A
 6.40%, due 11/1/11...........  $     600,000      $   596,902
                                                   -----------
                                                       909,499
                                                   -----------
ELECTRICAL EQUIPMENT (0.3%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09........        211,000          122,380
Mirant Americas Generation LLC
 8.30%, due 5/1/11............         45,000           21,375
 8.50%, due 10/1/21...........        165,000           73,425
 9.125%, due 5/1/31...........         45,000           20,025
                                                   -----------
                                                       237,205
                                                   -----------
ELECTRONIC COMPONENTS, INSTRUMENTS (0.2%)
UCAR Finance, Inc.
 10.25%, due 2/15/12..........        210,000          166,950
                                                   -----------

ENERGY EQUIPMENT & SERVICES (1.0%)
Grant Prideco, Inc.
 Series B
 9.625%, due 12/1/07..........        200,000          212,000
Halliburton Co.
 6.00%, due 8/1/06............        380,000          387,600
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06..........        195,000          197,925
                                                   -----------
                                                       797,525
                                                   -----------
FOOD PRODUCTS (0.5%)
Chiquita Brands International,
 Inc.
 10.56%, due 3/15/09..........        192,000          196,560
Dole Foods Co., Inc.
 7.875%, due 7/15/13..........         35,000           33,778
Swift & Co.
 10.125%, due 10/1/09 (c).....        215,000          203,175
                                                   -----------
                                                       433,513
                                                   -----------
GAS UTILITIES (0.1%)
El Paso Energy Partners L.P.
 7.80%, due 8/1/31............        150,000           93,000
                                                   -----------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
ALARIS Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03....        349,000          321,080
 9.75%, due 12/1/06...........        226,000          226,000
dj Orthopedics, LLC
 12.625%, due 6/15/09.........         82,000           81,180
                                                   -----------
                                                       628,260
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
HEALTH CARE PROVIDERS & SERVICES (3.8%)
Anthem, Inc.
 6.80%, due 8/1/12............  $     105,000      $   114,251
Columbia/HCA Healthcare Corp.
 7.25%, due 5/20/08...........         50,000           53,540
 7.50%, due 11/15/95..........        466,000          434,653
 8.70%, due 2/10/10...........         40,000           45,633
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (e)......        226,000          135,600
Genesis Health Ventures, Inc.
 6.8063%, due 4/2/07 (i)......         15,048           13,995
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (d)(j).......................        299,000          156,975
Manor Care, Inc.
 8.00%, due 3/1/08............        803,000          847,165
Medaphis Corp.
 Series B
 9.50%, due 2/15/05...........        391,000          377,315
Service Corp. International
 7.20%, due 6/1/06............        135,000          128,250
Team Health, Inc.
 Series B
 12.00%, due 3/15/09..........        209,000          216,315
Unilab Corp.
 12.75%, due 10/1/09..........        421,000          490,465
                                                   -----------
                                                     3,014,157
                                                   -----------
HOTELS, RESTAURANTS & LEISURE (2.4%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07.........        159,000          138,330
Chumash Casino & Resort
 Enterprise
 9.00%, due 7/15/10 (c).......        200,000          212,000
FRI-MRD Corp.
 12.00%, due 1/31/05
 (d)(g)(j)(k).................        225,289          126,162
Hilton Hotels Corp.
 7.625%, due 5/15/08..........        244,000          249,647
President Casinos, Inc.
 12.00%, due 9/15/03
 (c)(d)(e)(k).................         32,000           22,400
President Riverboat Casinos,
 Inc.
 13.00%, due 9/15/03
 (d)(e)(k)....................         72,000           34,200
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........        172,000          158,240
Trump Atlantic City Funding,
 Inc.
 11.25%, due 5/1/06...........        245,000          191,100
Vail Resorts, Inc.
 8.75%, due 5/15/09...........        212,000          217,300
Venetian Casino Resort LLC
 11.00%, due 6/15/10..........        380,000          397,100
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09........        155,000          159,650
                                                   -----------
                                                     1,906,129
                                                   -----------

                                                                              17
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)
HOUSEHOLD DURABLES (0.3%)
Foamex L.P.
 10.75%, due 4/1/09 (c).......  $     265,000      $   185,500
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07...........         75,000           81,803
                                                   -----------
                                                       267,303
                                                   -----------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
 11.00%, due 5/1/08
 (c)(d)(l)....................         78,294           56,372
PSINet, Inc.
 11.00%, due 8/1/09 (e).......        276,000            8,280
 11.50%, due 11/1/08 (e)......        195,000            5,850
                                                   -----------
                                                        70,502
                                                   -----------
IT CONSULTING & SERVICES (0.0%)(B)
Unisys Corp.
 7.25%, due 1/15/05...........         30,000           30,300
                                                   -----------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Phoenix Color Corp.
 10.375%, due 2/1/09..........        113,000           96,050
                                                   -----------

MACHINERY (0.2%)
Dresser, Inc.
 9.375%, due 4/15/11..........        135,000          135,675
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03
 (e)(f).......................        453,000            2,265
                                                   -----------
                                                       137,940
                                                   -----------
MEDIA (6.1%)
Adelphia Communications Corp.
 10.25%, due 11/1/06 (e)......        155,000           58,125
 10.25%, due 6/15/11 (e)......        165,000           63,525
Belo (A.H.) Corp.
 8.00%, due 11/1/08...........        345,000          394,991
Charter Communications
 Holdings, LLC
 (zero coupon), due 1/15/10
 11.75%, beginning 1/15/05....         50,000           14,750
 8.25%, due 4/1/07............         36,000           16,020
 8.625%, due 4/1/09...........        367,000          163,315
 10.25%, due 1/15/10..........         72,000           32,040
Comcast Cable Communications,
 Inc.
 6.20%, due 11/15/08..........         40,000           41,415
 8.125%, due 5/1/04...........         35,000           36,865
Continental Cablevision, Inc.
 8.625%, due 8/15/03..........        100,000          102,474
 8.875%, due 9/15/05..........        120,000          130,611
 9.00%, due 9/1/08............         85,000           96,913
 9.50%, due 8/1/13............        100,000          115,793

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

MEDIA (CONTINUED)
Dex Media East LLC
 9.875%, due 11/15/09 (c).....  $      95,000      $   101,650
 12.125%, due 11/15/12 (c)....        115,000          127,363
FrontierVision Operating
 Partners, L.P.
 11.00%, due 10/15/06 (e).....        389,000          305,365
 11.875%, due 9/15/07 (e).....         60,000           33,600
 Series B
 11.875%, due 9/15/07 (e).....         85,000           47,600
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09...........        240,000          243,600
General Media, Inc.
 15.00%, due 3/29/04
 (d)(e)(m1)...................             46           29,958
Houghton Mifflin Co.
 7.20%, due 3/15/11...........        135,000          133,650
Jacobs Entertainment Co.
 11.875%, due 2/1/09..........         95,000           98,325
Jones Intercable, Inc.
 8.875%, due 4/1/07...........        215,000          229,649
Key3Media Group, Inc.
 11.25%, due 6/15/11 (e)......        130,000            7,800
Liberty Media Corp.
 8.50%, due 7/15/29...........        165,000          178,090
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06....        600,000          381,000
Radio Unica Corp.
 11.75%, due 8/1/06...........        226,000          116,672
Time Warner Entertainment Co.
 6.625%, due 5/15/29..........        180,000          165,496
 7.25%, due 9/1/08............         30,000           32,542
 8.375%, due 3/15/23..........        405,000          455,739
 8.375%, due 7/15/33..........         25,000           28,308
 10.15%, due 5/1/12...........        628,000          792,503
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (e)......        661,000           33,050
Ziff Davis Media, Inc.
 Series B
 12.00%, due 8/12/09..........        154,660           55,871
                                                   -----------
                                                     4,864,668
                                                   -----------
METALS & MINING (0.6%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06..........        163,000          163,204
Neenah Foundry Corp.
 Series B
 11.125%, due 5/1/07..........        190,000           59,850
 Series D
 11.125%, due 5/1/07..........         40,000           12,600
 Series F
 11.125%, due 5/1/07..........         85,000           26,775
Ormet Corp.
 11.00%, due 8/15/08 (c)(e)...        172,000           89,440


18
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

METALS & MINING (CONTINUED)
United States Steel LLC
 10.75%, due 8/1/08...........  $     100,000      $    98,500
                                                   -----------
                                                       450,369
                                                   -----------
MULTILINE RETAIL (0.4%)
Sears Roebuck Acceptance Corp.
 6.70%, due 4/15/12...........        105,000           99,668
Target Corp.
 6.35%, due 11/1/32...........        210,000          219,525
                                                   -----------
                                                       319,193
                                                   -----------
MULTI-UTILITIES & UNREGULATED POWER (1.8%)
AES Corp. (The)
 8.75%, due 6/15/08...........         30,000           17,550
 9.50%, due 6/1/09............        110,000           67,375
 10.00%, due 7/15/05 (c)......         97,000           92,150
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11 (e).....        991,000          376,580
PSEG Power LLC
 6.875%, due 4/15/06..........        371,000          388,964
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05...........         79,668           77,629
Western Resources, Inc.
 6.25%, due 8/15/18...........        127,000          121,920
 6.875%, due 8/1/04...........        190,000          172,900
 7.875%, due 5/1/07...........         70,000           70,875
Xcel Energy, Inc.
 7.00%, due 12/1/10...........        100,000           86,000
                                                   -----------
                                                     1,471,943
                                                   -----------
OFFICE ELECTRONICS (0.5%)
Xerox Corp.
 Series E
 5.25%, due 12/15/03..........         95,000           91,913
 5.50%, due 11/15/03..........        180,000          175,500
 9.75%, due 1/15/09 (c).......        125,000          120,000
                                                   -----------
                                                       387,413
                                                   -----------
OIL & GAS (2.5%)
Comstock Resources, Inc.
 11.25%, due 5/1/07...........        235,000          249,100
Continental Resources, Inc.
 10.25%, due 8/1/08...........        175,000          155,750
Encore Acquisition Co.
 8.375%, due 6/15/12 (c)......        200,000          208,000
Energy Corporation of America
 Series A
 9.50%, due 5/15/07...........        294,000          182,280
Kinder Morgan Energy Partners,
 L.P.
 5.35%, due 8/15/07...........        110,000          115,105

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

OIL & GAS (CONTINUED)
Petro Stopping Centers
 Holdings, L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.....  $     103,000      $    44,419
Plains Exploration &
 Production Co.
 8.75%, due 7/1/12 (c)........        100,000          104,000
Texas Gas Transmission Corp.
 8.625%, due 4/1/04...........         45,000           44,775
Transcontinental Gas Pipeline
 Corp.
 Series B
 7.00%, due 8/15/11...........        130,000          118,300
 7.25%, due 12/1/26...........        150,000          126,000
 8.875%, due 7/15/12 (c)......         65,000           65,000
Ultramar Diamond Shamrock
 Corp.
 6.75%, due 10/15/37..........         25,000           25,164
Valero Energy Corp.
 7.50%, due 4/15/32...........         70,000           70,906
Vintage Petroleum, Inc.
 7.875%, due 5/15/11..........        135,000          131,625
 8.25%, due 5/1/12............        370,000          384,800
                                                   -----------
                                                     2,025,224
                                                   -----------
PAPER & FOREST PRODUCTS (1.2%)
Fort James Corp.
 6.625%, due 9/15/04..........        170,000          164,900
Georgia-Pacific Corp.
 9.50%, due 5/15/22...........        150,000          132,750
 9.625%, due 3/15/22..........        165,000          147,675
 9.875%, due 11/1/21..........        215,000          193,500
Pope & Talbot, Inc.
 8.375%, due 6/1/13...........         45,000           39,037
 8.375%, due 6/1/13...........        167,000          144,873
Rock-Tenn Co.
 8.20%, due 8/15/11...........        138,000          156,874
                                                   -----------
                                                       979,609
                                                   -----------
PERSONAL PRODUCTS (0.4%)
Herbalife International, Inc.
 11.75%, due 7/15/10 (c)......        155,000          154,806
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08...........        158,000          163,530
                                                   -----------
                                                       318,336
                                                   -----------
PHARMACEUTICALS (0.7%)
MedPartners, Inc.
 7.375%, due 10/1/06..........        540,000          550,800
                                                   -----------

REAL ESTATE (2.1%)
CB Richard Ellis Services,
 Inc.
 11.25%, due 6/15/11..........        244,000          224,480
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07...........        310,000          300,700
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11...........        163,000          175,529


                                                                              19
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

REAL ESTATE (CONTINUED)
LNR Property Corp.
 Series B
 9.375%, due 3/15/08..........  $     208,000      $   203,840
 10.50%, due 1/15/09..........         95,000           95,950
MeriStar Hospitality Corp.
 9.00%, due 1/15/08...........        285,000          250,800
Omega Healthcare Investors,
 Inc.
 6.95%, due 8/1/07............        280,000          238,524
Senior Housing Properties
 Trust 8.625%, due 1/15/12....        225,000          221,625
                                                   -----------
                                                     1,711,448
                                                   -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
ON Semiconductor Corp.
 12.00%, due 5/15/08 (c)......        120,000           88,200
                                                   -----------

SOFTWARE (0.3%)
Computer Associates
 International, Inc.
 Series B
 6.25%, due 4/15/03...........        250,000          249,375
                                                   -----------
SPECIALTY RETAIL (0.5%)
Gap, Inc. (The)
 5.625%, due 5/1/03...........        325,000          325,813
 6.90%, due 9/15/07...........        105,000          102,375
                                                   -----------
                                                       428,188
                                                   -----------
UTILITIES-ELECTRIC & GAS (0.1%)
El Paso Energy Partners L.P.
 Series B
 8.50%, due 6/1/11............         95,000           88,112
                                                   -----------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
AirGate PCS, Inc.
 (zero coupon), due 10/1/09
 13.50%, beginning 10/1/04....        165,000           18,150
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11...........        146,000           43,800
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05...        316,000           56,880
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31............        495,000          485,100
COLO.COM
 13.875%, due 3/15/10
 (c)(e)(f)(k)(m2).............            362           14,480
Dobson Communications Corp.
 10.875%, due 7/1/10..........        185,000          156,325
Loral CyberStar, Inc.
 10.00%, due 7/15/06..........        233,000           86,210

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
PageMart Nationwide, Inc.
 15.00%, due 2/1/05
 (d)(e)(f)(k).................  $     163,000      $        16
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (d)(e)(f)(k).................        177,000               18
TSI Telecommunication
 Services, Inc.
 Series B
 12.75%, due 2/1/09...........        255,000          226,950
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04...        260,000           15,600
                                                   -----------
                                                     1,103,529
                                                   -----------
Total Corporate Bonds
 (Cost $37,980,729)...........                      34,178,105
                                                   -----------
FOREIGN BONDS (20.4%)

AUSTRALIA (0.7%)
Amatek Industries Property
 Ltd.
 14.50%, due 2/15/09
 (c)(d)(l)....................  $         103              113
Australian Government
 Series 513
 6.50%, due 5/15/13 (n).......  A$    900,000          559,622
                                                   -----------
                                                       559,735
                                                   -----------
BELGIUM (0.6%)
Kingdom of Belgium
 Series 36
 5.00%, due 9/28/11...........  E     400,000          444,172
                                                   -----------

BRAZIL (0.4%)
CIA Brasil De Bebidas
 10.50%, due 12/15/11.........  $     370,000          334,850
                                                   -----------

CANADA (1.3%)
Baytex Energy Ltd.
 10.50%, due 2/15/11..........  $     127,000          133,350
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08............        401,000          174,435
Nortel Networks Ltd.
 6.125%, due 2/15/06..........        265,000          177,550
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06....        536,000          303,510
 11.125%, due 7/15/11.........         72,000           66,330
Quebec Province
 5.00%, due 7/17/09...........         80,000           85,486
Rogers Wireless
 Communications, Inc.
 9.625%, due 5/1/11...........         75,000           70,875
                                                   -----------
                                                     1,011,536
                                                   -----------

20
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
FOREIGN BONDS (CONTINUED)
CAYMAN ISLANDS (0.6%)
AES Drax Holdings Ltd.
 Series B
 10.41%, due 12/31/20
 (e)(o).......................  $     180,000      $    97,200
Principal Finance Global
 Funding, LLC
 Series 5, Tranche 1
 5.875%, due 6/8/09...........  L     225,000          352,962
                                                   -----------
                                                       450,162
                                                   -----------

COLUMBIA (0.3%)
Empresa Nacional de Petroleo
 6.75%, due 11/15/12 (c)......  $     200,000          209,656
                                                   -----------

DENMARK (1.3%)
Realkredit Danmark
 6.00%, due 10/1/29...........  DK  7,176,663        1,037,201
                                                   -----------

EL SALVADOR (0.3%)
Republic of El Salvador
 7.75%, due 1/24/23 (c).......  $     250,000          248,750
                                                   -----------

FRANCE (1.9%)
French Treasury Note
 4.75%, due 7/12/07 (n).......  E   1,400,000        1,552,169
                                                   -----------
GERMANY (3.3%)
Bundesobligation
 Series 132
 4.125%, due 8/27/04..........  E     565,000          606,506
Bundesobligation
 Series 140
 4.50%, due 8/17/07...........        470,000          515,312
Kreditanstalt Fuer Wiederauf
 4.75%, due 8/18/06...........        724,000          797,653
Kyivstar GSM Bonds
 12.75%, due 11/21/05 (c).....  $     250,000          252,500
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08............  E     404,000          457,832
                                                   -----------
                                                     2,629,803
                                                   -----------

GREECE (0.6%)
Hellenic Republic
 5.90%, due 10/22/22..........  E     406,000          475,688
                                                   -----------

ISLE OF MAN (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
 (c)(d)(k)....................  $     362,000          109,505
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
ITALY (1.8%)
Buoni Poliennali del Tesoro
 5.25%, due 12/15/05..........  E     321,000      $   357,006
 5.50%, due 11/1/10...........        534,000          613,160
 6.50%, due 11/1/27...........        372,000          475,479
                                                   -----------
                                                     1,445,645
                                                   -----------

LIBERIA (0.2%)
Pacific & Atlantic (Holdings),
 Inc.
 10.50%, due 12/31/07
 (c)(d)(e)(g).................  $     373,506          149,869
                                                   -----------

MEXICO (0.6%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 12.50%, due 6/15/12 (c)......  $     300,000          303,000
United Mexican States
 8.25%, due 2/24/09...........  DM    313,000          180,116
                                                   -----------
                                                       483,116
                                                   -----------
NETHERLANDS (0.9%)
Netherlands Government
 3.75%, due 7/15/09...........  E     634,000          664,920
United Pan-Europe
 Communications N.V., Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04
 (e)..........................  $     104,000            6,240
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05 (e).        375,000           22,500
                                                   -----------
                                                       693,660
                                                   -----------
PANAMA (0.4%)
Republic of Panama
 8.25%, due 4/22/08...........  $     350,000          363,125
                                                   -----------

PHILLIPPINES (0.2%)
Republic of Philippines
 9.875%, due 1/15/19..........  $     200,000          198,000
                                                   -----------

RUSSIA (1.6%)
AO Siberian Oil Co.
 11.50%, due 2/13/07 (p)......  $     100,000          104,300
Ministry Finance of Russia
 Series VI
 3.00%, due 5/14/06...........        430,000          380,013
Russian Federation
 5.00%, due 3/31/30
 7.50%, beginning 3/31/07 (p).         62,000           48,980
 8.25%, due 3/31/10 (p).......        204,000          215,832
 10.00%, due 6/26/07 (p)......        183,000          208,391


                                                                              21
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
FOREIGN BONDS (CONTINUED)

RUSSIA (CONTINUED)
Tyumen Oil
 11.00%, due 11/6/07 (c)......  $     250,000      $   257,813
VimpelCom B.V.
 10.45%, due 4/26/05 (c)......         60,000           61,800
                                                   -----------
                                                     1,277,129
                                                   -----------
SINGAPORE (0.3%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c).......  $     190,000          212,851
                                                   -----------
SPAIN (0.2%)
Bonos Y Obligacion del Estado
 4.75%, due 7/30/14...........  E     155,000          167,073
                                                   -----------

SWEDEN (0.8%)
Swedish Government
 Series 1045
 5.25%, due 3/15/11...........  SK  2,000,000          239,243
 Series 1035
 6.00%, due 2/9/05 (n)........      3,600,000          431,329
                                                   -----------
                                                       670,572
                                                   -----------

TURKEY (0.2%)
Republic of Turkey
 10.50%, due 1/13/08..........  $     125,000          129,375
                                                   -----------

UNITED KINGDOM (1.3%)
Marconi Corp. PLC
 7.75%, due 9/15/10 (e).......  $     220,000           34,100
 8.375%, due 9/15/30 (e)......        204,000           31,620
United Kingdom Treasury Bonds
 5.00%, due 3/7/12............  L      64,000          107,814
 6.00%, due 12/7/28...........        175,000          346,963
 8.50%, due 12/7/05 (n).......        225,000          407,399
Vodafone Group PLC
 3.95%, due 1/30/08...........  $      85,000           85,526
Xerox Capital (Europe) PLC
 5.875%, due 5/15/04..........         65,000           62,075
                                                   -----------
                                                     1,075,497
                                                   -----------

VENEZUELA (0.5%)
Republic of Venezuela
 10.25%, due 10/4/03..........  DM    500,000          249,093
 13.625%, due 8/15/18.........  $     181,000          158,375
                                                   -----------
                                                       407,468
                                                   -----------
Total Foreign Bonds
 (Cost $15,637,119)...........                      16,336,607
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
LOAN ASSIGNMENTS & PARTICIPATIONS (0.4%)
MACHINERY (0.2%)
Thermadyne Holdings Corp.
 Bank debt, Term Loan B
 4.42%, due 5/22/05
 (d)(i)(j)....................  $      97,500      $    80,925
 Bank debt, Term Loan C
 4.67%, due 5/22/06
 (d)(i)(j)....................         97,500           80,925
                                                   -----------
                                                       161,850
                                                   -----------
MULTI-UTILITIES & UNREGULATED POWER (0.2)
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.00%, due 12/30/06 (d)(j)...        205,000          195,775
                                                   -----------
Total Loan Assignments &
 Participations (Cost
 $369,657)....................                         357,625
                                                   -----------
MORTGAGE-BACKED SECURITIES (1.2%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.2%)
Commercial Trust I
 Series 1993-KA Class A2
 7.63%, due 12/15/13 (j)......        120,000           38,400
Debit Securitized Lease Trust
 Series 1994-K1 Class A2
 8.38%, due 8/15/15...........        180,000           88,200
 Series 1994-K1 Class A3
 8.55%, due 8/15/19...........         35,000           17,150
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35...........         94,062          100,809
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31.........        160,000          177,820
Morgan Stanley Capital I
 Class 1998-HF2 Class A1
 6.01%, due 11/15/30..........         56,978           61,414
 Class 1997-WF1 Class A2
 7.22%, due 7/15/29 (c).......        175,000          199,368
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 8/20/30..........         97,748          105,041
Permanent Financing PLC
 Series 1 Class 2A
 4.20%, due 6/10/05...........        140,000          145,399
                                                   -----------
                                                       933,601
                                                   -----------
Total Mortgage-Backed
 Securities (Cost $947,697)...                         933,601
                                                   -----------

22
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (14.4%)

FEDERAL HOME LOAN MORTGAGE CORP. (0.5%)
 4.875%, due 3/15/07..........  $     350,000      $   378,172
                                                   -----------

FEDERAL HOME LOAN MORTGAGE CORP.
 (MORTGAGE PASS-THROUGH SECURITIES) (1.3%)
 5.50%, due 1/1/32............        574,872          586,826
 5.50%, due 2/13/33 (q).......        450,000          456,750
                                                   -----------
                                                     1,043,576
                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
 7.00%, due 7/15/05...........        263,000          294,857
                                                   -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (6.5%)
 5.50%, due 12/1/16-1/1/17....      1,083,980        1,125,439
 5.50%, due 1/17/17 (q).......        575,000          595,664
 6.00%, due 8/1/32............        787,605          815,298
 6.50%, due 6/1/31-6/1/32.....      1,521,467        1,584,891
 7.00%, due 2/1/32-4/1/32.....        599,468          630,541
 7.50%, due 8/1/31............        478,057          507,722
                                                   -----------
                                                     5,259,555
                                                   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.0%)
 6.00%, due 4/15/29-8/15/32...        793,883          829,143
 7.00%, due 9/15/31...........        327,275          347,104
 7.50%, due
 12/15/23-12/15/28............        395,009          422,952
                                                   -----------
                                                     1,599,199
                                                   -----------
U.S. TREASURY BONDS (1.9%)
 6.25%, due 8/15/23...........        210,000          246,717
 6.25%, due 5/15/30 (t).......        465,000          556,456
 6.875%, due 8/15/25..........        105,000          132,805
 8.75%, due 8/15/20...........        390,000          575,859
                                                   -----------
                                                     1,511,837
                                                   -----------
U.S. TREASURY NOTES (1.8%)
 3.25%, due 5/31/04 (r).......        260,000          266,927
 3.375, due 1/15/07...........        475,000          588,645
 4.375%, due 5/15/07..........        480,000          515,437
 5.25%, due 8/15/03...........         30,000           30,745
 6.00%, due 8/15/09...........         50,000           58,133
                                                   -----------
                                                     1,459,887
                                                   -----------
Total U.S. Government &
 Federal  Agencies
 (Cost $11,103,498)...........                      11,547,083
                                                   -----------
YANKEE BONDS (4.7%)

BUILDING PRODUCTS (0.2%)
Celulosa Arauco y Constitucion
 S.A.
 7.75%, due 9/13/11...........        113,000          124,692
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
DISTRIBUTORS (0.0%) (B)
Semi-Tech Corp.
 11.50%, due 8/15/03
 (e)(f)(k)....................  $     415,000      $        42
                                                   -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08........        175,895           94,983
                                                   -----------

ENERGY EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03..........        155,000           57,350
 6.625%, due 3/30/08..........          5,000            1,450
 7.125%, due 3/30/28..........        305,000           79,300
 7.50%, due 3/31/07...........         45,000           13,500
 8.15%, due 7/15/29...........         20,000            5,400
                                                   -----------
                                                       157,000
                                                   -----------
FOREIGN GOVERNMENT (0.2%)
Financement Quebec
 5.00%, due 10/25/12..........        190,000          194,483
                                                   -----------

HOUSEHOLD DURABLES (0.3%)
Amatek Industries Property
 Ltd.
 14.50%, due 2/15/09 (d)(l)...        219,935          241,929
                                                   -----------

MARINE (0.3%)
Sea Containers Ltd., Series B
 7.875%, due 2/15/08..........        131,000           85,150
 10.75%, due 10/15/06.........        244,000          195,200
                                                   -----------
                                                       280,350
                                                   -----------
MEDIA (1.6%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09..........        172,000          175,870
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (e)......        385,000           92,400
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07.........        466,000          328,530
Rogers Cable, Inc.
 7.875%, due 5/1/12...........        245,000          242,561
Rogers Cablesystem, Ltd.
 10.00%, due 12/1/07..........        276,000          281,520
TV Azteca S.A. de C.V.
 Series B
 10.50%, due 2/15/07..........         85,000           76,819
United Pan-Europe
 Communications N.V., Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04
 (e)..........................        320,000           19,200
 10.875%, due 8/1/09 (e)......        543,000           40,725
 11.25%, due 2/1/10 (e).......        407,000           30,525
                                                   -----------
                                                     1,288,150
                                                   -----------

                                                                              23
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
YANKEE BONDS (CONTINUED)
METALS & MINING (0.2%)
Algoma Steel, Inc.
 11.00%, due 12/31/09 (e).....  $     234,000      $   175,792
                                                   -----------
PAPER & FOREST PRODUCTS (0.4%)
Doman Industries Ltd.
 12.00%, due 7/1/04...........        305,000          280,981
                                                   -----------

ROAD & RAIL (0.2%)
Grupo Transportacion
 Ferroviaria Mexicana S.A. de
 C.V.
 11.75%, due 6/15/09..........        150,000          147,000
                                                   -----------
TRANSPORTATION INFRASTRUCTURE (0.1%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (d)(j)(k)....................        111,470           94,928
                                                   -----------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
360networks, Inc.
 13.00%, due 5/1/08 (d)(e)....        199,000               20
Millicom International
 Cellular S.A.
 13.50%, due 6/1/06...........        863,000          422,870
Rogers Cantel, Inc.
 9.75%, due 6/1/16............        200,000          180,500
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (l).....        100,003           85,003
                                                   -----------
                                                       688,393
                                                   -----------
Total Yankee Bonds
 (Cost $5,377,337)............                       3,768,723
                                                   -----------
Total Long-Term Bonds
 (Cost $76,934,983)...........                      71,993,132
                                                   -----------
                                   SHARES
                                -------------
COMMON STOCKS (0.9%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
BellSouth Corp................          2,264           58,570
Call-Net Enterprises, Inc.
 (a)..........................          7,010            4,346
ICO Global Communications
 Holdings Ltd. (a)(d).........         20,419           26,034
Nextel International, Inc.
 (a)(d).......................         20,633          242,438
SBC Communications, Inc.......          2,173           58,910
Verizon Communications,
 Inc..........................          1,720           66,650
                                                   -----------
                                                       456,948
                                                   -----------

                                ------------------------------
                                   SHARES             VALUE
                                -------------
ELECTRICAL EQUIPMENT (0.0%) (B)
Morris Material
 Handling, Inc.
 (a)(d)(j)(k).................            974      $     5,162
                                                   -----------

FOOD PRODUCTS (0.1%)
Chiquita Brands International,
 Inc. (a).....................          8,932          118,438
                                                   -----------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
Genesis Health Ventures, Inc.
 (a)(d).......................          2,643           40,834
                                                   -----------

INTERNET SOFTWARE & SERVICES (0.0%) (B)
Globix Corp. (a)(d)(j)(k).....          9,129            9,129
                                                   -----------

METALS & MINING (0.1%)
Algoma Steel, Inc. (a)(s).....         21,046           44,629
                                                   -----------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Minorplanet Systems USA, Inc.
 (a)..........................         83,459           71,775
                                                   -----------
Total Common Stocks
 (Cost $1,293,783)............                         746,915
                                                   -----------
CONVERTIBLE PREFERRED STOCKS (0.4%)

AEROSPACE & DEFENSE (0.1%)
Titan Capital Trust Corp.
 5.75%........................          2,700          118,800
                                                   -----------

DIVERSIFIED FINANCIALS (0.1%)
Pacific & Atlantic (Holdings),
 Inc.
 7.50%, Class A (d)(g)(j).....         20,480           40,960
                                                   -----------

ENERGY EQUIPMENT & SERVICES (0.2%)
El Paso Energy Capital Trust I
 4.75%........................          6,690          121,758
                                                   -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
NEON Communications, Inc.
 12.00% (d)(g)(j)(k)..........          1,882           21,173
                                                   -----------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
Genesis Health Ventures, Inc.
 6.00% (d)(g)(j)(k)...........             23            2,196
                                                   -----------
Total Convertible Preferred
 Stocks (Cost $481,222).......                         304,887
                                                   -----------

24
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES             VALUE
                                ------------------------------
PREFERRED STOCKS (0.8%)

MEDIA (0.2%)
Mediaone Financing Trust III
 9.04%........................          5,415      $   133,751
Paxson Communications Corp.
 13.25% (g)...................             11           58,864
                                                   -----------
                                                       192,615
                                                   -----------
REAL ESTATE (0.5%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c)..........            358          397,380
                                                   -----------

TRANSPORTATION INFRASTRUCTURE (0.0%) (B)
Ermis Maritime
 Holdings Ltd. (a)(d)(j)(k)...          3,096               31
                                                   -----------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rural Cellular Corp.
 11.375%, Series B (g)........            195           48,850
                                                   -----------
Total Preferred Stocks (Cost
 $689,206)....................                         638,876
                                                   -----------
RIGHTS (0.0%) (B)
HOUSEHOLD DURABLES (0.0%) (B)
Amatek Industries Property
 Ltd.
 Common Rights (a)(d).........            152                2
 Preferred Rights (a)(d)......         32,764           16,382
                                                   -----------
                                                        16,384
                                                   -----------
MULTI-UTILITIES & UNREGULATED POWER (0.0%) (B)
AES Corp. (The)
 Contingent Value Rights
 (a)(d)(k)....................             97            1,746
                                                   -----------
Total Rights
 (Cost $18,507)...............                          18,130
                                                   -----------
WARRANTS (0.0%) (B)
DIVERSIFIED FINANCIALS (0.0%) (B)
ASAT Finance LLC
 Expire 11/1/06 (a)(c)(d).....            175              175
                                                   -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
ICO Global Communications
 Holdings Ltd.
 Expire 5/16/06 (a)(d)........          5,128               51
Loral Space & Communications
 Ltd.
 Expire 12/26/06 (a)(d).......          2,304              138

                                ------------------------------
                                   SHARES             VALUE

DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
NEON Communications, Inc.
 Class A
 Expire 12/2/12
 (a)(d)(j)(k).................          9,411      $        94
 Redeemable Preferred
 Expire 12/2/12
 (a)(d)(j)(k).................         11,293              113
                                                   -----------
                                                           396
                                                   -----------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
Harborside Healthcare Corp.
 Class A
 Expire 8/1/09 (a)(d)(j)......          5,531              276
                                                   -----------

MEDIA (0.0%) (B)
Ono Finance PLC
 Expire 2/15/11 (a)(c)(d).....            405                4
Ziff Davis Media, Inc.
 Expire 8/12/12 (a)(c)........          8,954               90
                                                   -----------
                                                            94
                                                   -----------
OIL & GAS (0.0%) (B)
Petro Stopping Centers
 Holdings L.P.
 Expire 8/1/08 (a)(c)(d)(k)...            335              335
                                                   -----------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
Ubiquitel Operating Co.
 Expire 4/15/10 (a)(c)(d).....            225               56
                                                   -----------
Total Warrants
 (Cost $70,649)...............                           1,332
                                                   -----------
                                  PRINCIPAL
                                   AMOUNT
                                -------------
SHORT-TERM INVESTMENTS (7.3%)

COMMERCIAL PAPER (5.0%)
American Express
 1.35%, due 1/10/03...........  $   1,000,000          999,662
UBS Finance Delaware LLC
 1.20%, due 1/2/03............      3,020,000        3,019,899
                                                   -----------
                                                     4,019,561
                                                   -----------
Total Commercial Paper
 (Cost $4,019,561)............                       4,019,561
                                                   -----------
                                   SHARES
                                -------------
INVESTMENT COMPANY (1.9%)
Merrill Lynch Premier
 Institutional Fund...........      1,522,291        1,522,291
                                                   -----------
Total Investment Company
 (Cost $1,522,291)............                       1,522,291
                                                   -----------

                                                                              25
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

SHORT-TERM BONDS (0.2%)
ELECTRICAL EQUIPMENT (0.2%)
Thomas & Betts Corp.
 6.29%, due 2/13/03...........  $     185,000      $   185,016
                                                   -----------

MEDIA (0.0%) (B)
Adelphia Communications Corp.
 Series B
 9.25%, due 10/1/04 (e).......         20,000            7,400
                                                   -----------
Total Short-Term Bonds
 (Cost $195,770)..............                         192,416
                                                   -----------

SHORT-TERM LOAN PARTICIPATION (0.2%)
BUILDING PRODUCTS (0.2%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 1/1/04
 (d)(e)(j)....................        235,552          142,214
                                                   -----------
Total Short-Term Loan
 Participation
 (Cost $159,706)..............                         142,214
                                                   -----------
Total Short-Term Investments
 (Cost $5,897,328)............                       5,876,482
                                                   -----------
Total Investments
 (Cost $85,385,678) (u).......           99.3%      79,579,754(v)
Cash and Other Assets,
 Less Liabilities.............            0.7          525,984
                                -------------      -----------
                                        100.0%     $80,105,738
                                =============      ===========

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Illiquid security.
(e)   Issue in default.
(f)   Issuer in bankruptcy.
(g)   PIK ("Payment in Kind")--dividend payment is made with
      additional securities.
(h)   Yankee bond.
(i)   Floating rate. Rate shown is the rate in effect at
      December 31, 2002.
(j)   Restricted security.
(k)   Fair valued security.
(l)   CIK ("Cash in Kind")--interest payment is made with cash
      or additional securities.
(m1)  46 Units--Each unit reflects $1,000 principal amount of
      15.00% Senior Secured Notes plus 0.1923 shares of Series
      A preferred stock.
(m2)  362 Units--Each unit reflects $1,000 principal amount of
      13.875% Senior Notes plus 1 warrant to acquire 19.9718
      shares of common stock at $0.01 per share at a future
      date.
(n)   Partially segregated for foreign currency forward
      contracts.
(o)   Partially segregated for unfunded loan commitments.
(p)   Eurobond--bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
(q)   TBA: Securities purchased on a forward commitment basis
      with an approximate principal amount and maturity date.
      The actual amount and the maturity date will be
      determined upon settlement.
(r)   Treasury Inflation Indexed Security-Pays a fixed rate of
      interest on a principal amount that is continuously
      adjusted for inflation based on the Consumer Price
      Index-Urban Consumers.
(s)   Canadian security.
(t)   Segregated as collateral for TBA.
(u)   The cost for federal income tax purposes is $86,245,208.
(v)   At December 31, 2002, net unrealized depreciation was
      $6,665,454, based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $4,036,142 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $10,701,596.
(w)   The following abbreviations are used in the above
      portfolio:
       A$--Australian Dollar.
       DK--Danish Krone.
       DM--Deutsche Mark.
       E--Euro.
       L--Pound Sterling.
       SK--Swedish Krona.
       $--U.S. Dollar.

26
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $85,385,678)..............................................       $79,579,754
Cash denominated in foreign currencies (identified cost
  $194,802).................................................           201,199
Cash........................................................           222,397
Receivables:
  Dividends and interest....................................         1,336,344
  Fund shares sold..........................................           488,605
  Investment securities sold................................            89,232
Unrealized appreciation on foreign currency forward
  contracts.................................................            37,466
Other assets................................................             5,738
                                                                   -----------
        Total assets........................................        81,960,735
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,043,945
  Fund shares redeemed......................................           157,270
  NYLIFE Distributors.......................................            55,461
  Manager...................................................            42,387
  Transfer agent............................................            37,641
  Custodian.................................................             5,121
  Trustees..................................................               843
Accrued expenses............................................            59,675
Unrealized depreciation on foreign currency forward
  contracts.................................................           452,654
                                                                   -----------
        Total liabilities...................................         1,854,997
                                                                   -----------
Net assets..................................................       $80,105,738
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    22,960
  Class B...................................................            70,224
  Class C...................................................             7,504
Additional paid-in capital..................................        93,361,420
Accumulated net investment loss.............................          (274,716)
Accumulated net realized loss on investments................        (6,886,815)
Net unrealized depreciation on investments..................        (5,805,924)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................          (388,915)
                                                                   -----------
Net assets..................................................       $80,105,738
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $18,296,683
                                                                   ===========
Shares of beneficial interest outstanding...................         2,296,001
                                                                   ===========
Net asset value per share outstanding.......................       $      7.97
Maximum sales charge (4.50% of offering price)..............              0.38
                                                                   -----------
Maximum offering price per share outstanding................       $      8.35
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $55,841,868
                                                                   ===========
Shares of beneficial interest outstanding...................         7,022,417
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.95
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 5,967,187
                                                                   ===========
Shares of beneficial interest outstanding...................           750,437
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.95
                                                                   ===========

                                                                              27
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   133,653
  Interest..................................................    5,952,513
                                                              -----------
    Total income............................................    6,086,166
                                                              -----------
Expenses:
  Manager...................................................      432,211
  Distribution--Class B.....................................      394,929
  Distribution--Class C.....................................       28,219
  Transfer agent............................................      212,551
  Service--Class A..........................................       39,038
  Service--Class B..........................................      131,643
  Service--Class C..........................................        9,407
  Professional..............................................       50,224
  Shareholder communication.................................       41,009
  Custodian.................................................       32,993
  Registration..............................................       29,628
  Recordkeeping.............................................       27,344
  Trustees..................................................        7,029
  Miscellaneous.............................................       63,498
                                                              -----------
    Total expenses..........................................    1,499,723
                                                              -----------
Net investment income.......................................    4,586,443
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................   (1,858,141)
  Foreign currency transactions.............................     (638,172)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (2,496,313)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................    1,623,073
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......     (567,638)
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................    1,055,435
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (1,440,878)
                                                              -----------
Net increase in net assets resulting from operations........  $ 3,145,565
                                                              ===========

-------

(a)  Dividends recorded net of foreign withholding taxes of $1,618.

28
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                 Year ended     Year ended
                                                                December 31,   December 31,
                                                                    2002           2001
                                                                ------------   ------------
  INCREASE IN NET ASSETS:
  Operations:
    Net investment income.....................................  $ 4,586,443    $  5,217,275
    Net realized loss on investments and foreign currency
      transactions............................................   (2,496,313)     (1,766,782)
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions...........    1,055,435         647,327
                                                                ------------   ------------
    Net increase in net assets resulting from operations......    3,145,565       4,097,820
                                                                ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      Class A.................................................     (900,911)     (1,335,438)
      Class B.................................................   (2,751,630)     (3,295,728)
      Class C.................................................     (201,027)       (208,471)
    Return of capital:
      Class A.................................................     (310,381)       (160,192)
      Class B.................................................     (947,988)       (395,338)
      Class C.................................................      (69,258)        (25,007)
                                                                ------------   ------------
        Total dividends and distributions to shareholders.....   (5,181,195)     (5,420,174)
                                                                ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Class A.................................................   15,723,507      12,261,031
      Class B.................................................   15,213,789      12,255,374
      Class C.................................................    5,260,534       3,727,065
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Class A.................................................      792,843       1,117,106
      Class B.................................................    2,515,943       2,598,570
      Class C.................................................      147,206         101,713
                                                                ------------   ------------
                                                                 39,653,822      32,060,859
    Cost of shares redeemed:
      Class A.................................................  (12,848,184)    (16,886,152)
      Class B.................................................  (12,009,384)     (9,820,381)
      Class C.................................................   (2,379,776)     (3,717,875)
                                                                ------------   ------------
        Increase in net assets derived from capital share
         transactions.........................................   12,416,478       1,636,451
                                                                ------------   ------------
        Net increase in net assets............................   10,380,848         314,097
  NET ASSETS:
  Beginning of year...........................................   69,724,890      69,410,793
                                                                ------------   ------------
  End of year.................................................  $80,105,738    $ 69,724,890
                                                                ============   ============
  Accumulated net investment loss at end of year..............  $  (274,716)   $   (490,848)
                                                                ============   ============

                                                                              29
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                              ---------------------------------------------------
                                                                            Year ended December 31,
                                                              ---------------------------------------------------
                                                               2002      2001          2000      1999      1998
                                                              -------   -------       -------   -------     -------
Net asset value at beginning of period......................  $  8.22   $  8.37       $  9.20   $  9.71     $  9.91
                                                              -------   -------       -------   -------     -------
Net investment income.......................................     0.55(a)   0.67(a)(d)    0.73     0.67         0.60
Net realized and unrealized gain (loss) on investments......    (0.03)    (0.14)(d)     (0.61)    (0.45)      (0.09)
Net realized and unrealized gain (loss) on foreign currency
 transactions...............................................    (0.15)     0.01         (0.26)     0.00(b)    (0.01)
                                                              -------   -------       -------   -------     -------
Total from investment operations............................     0.37      0.54         (0.14)     0.22        0.50
                                                              -------   -------       -------   -------     -------
Less dividends and distributions:
 From net investment income.................................    (0.46)    (0.62)        (0.55)    (0.70)      (0.70)
 From net realized gain on investments......................       --        --            --     (0.03)         --
 Return of capital..........................................    (0.16)    (0.07)        (0.14)    (0.00)(c)      --
                                                              -------   -------       -------   -------     -------
Total dividends and distributions...........................    (0.62)    (0.69)        (0.69)    (0.73)      (0.70)
                                                              -------   -------       -------   -------     -------
Net asset value at end of period............................  $  7.97   $  8.22       $  8.37   $  9.20     $  9.71
                                                              =======   =======       =======   =======     =======
Total investment return (b).................................     4.78%     6.62%        (1.57%)    2.30%       5.17%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................     6.95%     7.95%(d)      8.27%     6.97%       6.14%
   Net expenses.............................................     1.49%     1.44%         1.47%     1.34%       1.38%
   Expenses (before reimbursement)..........................     1.49%     1.44%         1.47%     1.34%       1.42%
Portfolio turnover rate.....................................       84%      141%          187%      244%        325%
Net assets at end of period (in 000's)......................  $18,297   $15,066       $18,909   $19,922     $21,603

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the year.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.00)(c) ($0.00)(c) ($0.00)(c)
Increase net realized and unrealized gains and losses.......    0.00(c)   0.00(c)   0.00(c)
Decrease ratio of net investment income.....................   (0.13%)   (0.13%)   (0.13%)

30
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                          Class B                                                  Class C
    ---------------------------------------------------------   -------------------------------------------------------------
                                                                                                      September 1*
                  Year ended December 31,                          Year ended December 31,               through
    ---------------------------------------------------------   -----------------------------------------------   December 31,
     2002         2001            2000      1999         1998       2002         2001          2000      1999         1998
    -------      -------         -------   -------      -------    -------     -------       -------    -------   -------------
    $  8.20      $  8.36         $  9.19   $  9.70      $  9.91    $  8.20     $  8.36       $  9.19    $  9.70          $  9.59
    -------      -------         -------   -------      -------    -------     -------       -------    -------          -------
       0.49(a)      0.61(a)(d)     0.67       0.60         0.54       0.49(a)    0.61(a)(d)     0.67       0.60             0.21
      (0.03)(d)    (0.15)         (0.61)     (0.45)       (0.11)     (0.03)(d)   (0.15)        (0.61)     (0.45)            0.10
      (0.15)        0.01          (0.26)      0.00(c)     (0.01)     (0.15)     0.01           (0.26)      0.00(c)          0.01
    -------      -------        -------    -------      -------    -------   -------         -------    -------          -------
       0.31         0.47          (0.20)      0.15         0.42       0.31      0.47           (0.20)      0.15             0.32
    -------      -------        -------    -------      -------    -------   -------         -------    -------          -------
      (0.42)       (0.56)         (0.50)     (0.63)       (0.63)     (0.42)    (0.56)          (0.50)     (0.63)           (0.21)
         --           --             --      (0.03)          --         --        --              --      (0.03)              --
      (0.14)       (0.07)         (0.13)     (0.00)(c)       --      (0.14)    (0.07)          (0.13)     (0.00)(c)           --
    -------      -------        -------    -------      -------    -------   -------         -------    -------          -------
      (0.56)       (0.63)         (0.63)     (0.66)       (0.63)     (0.56)    (0.63)          (0.63)     (0.66)           (0.21)
    -------      -------        -------    -------      -------    -------   -------         -------    -------          -------
    $  7.95      $  8.20        $  8.36    $  9.19      $  9.70    $  7.95   $  8.20         $  8.36    $  9.19          $  9.70
    =======      =======        =======    =======      =======    =======   =======         =======    =======          =======
       3.99%        5.78%         (2.28%)     1.54%        4.35%      3.99%     5.78%          (2.28%)     1.54%            3.41%
       6.20%        7.20%(d)       7.52%      6.22%        5.39%      6.20%     7.20%(d)        7.52%      6.22%            5.39%+
       2.24%        2.19%          2.22%      2.09%        2.13%      2.24%     2.19%           2.22%      2.09%            2.13%+
       2.24%        2.19%          2.22%      2.09%        2.17%      2.24%     2.19%           2.22%      2.09%            2.13%+
         84%         141%           187%       244%         325%        84%      141%            187%       244%             325%
    $55,842      $51,694        $47,607    $59,645      $66,273    $ 5,967   $ 2,965         $ 2,895    $   768          $    91

                                                                              31
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to a greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding number of shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities, foreign currency options and securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the current bid and asked prices based on dealer or exchange quotations.

MainStay Strategic Income Fund

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2002:

                                                           Contract      Contract      Unrealized
                                                            Amount        Amount     Appreciation/
                                                             Sold       Purchased    (Depreciation)
                                                          -----------   ----------   --------------
Foreign Currency Sale Contracts
Australian Dollar vs. U.S. Dollar, expiring 1/23/03.....  AD  500,000   $  282,000     $     925
Euro vs. U.S. Dollar, expiring 1/15/03..................  E 1,955,663   $1,934,150      (115,588)
Euro vs. U.S. Dollar, expiring 2/28/03..................  E   932,890   $  929,998       (46,029)
Euro vs. U.S. Dollar, expiring 3/31/03..................  E 4,000,812   $3,910,540      (269,867)
Pound Sterling vs. U.S. Dollar, expiring 1/15/03........  L   666,553   $1,052,487       (19,416)
Swedish Krona vs. U.S. Dollar, expiring 1/7/03..........  SK  317,000   $   34,690        (1,754)
Swedish Krona vs. Euro, expiring 1/8/03.................  SK2,720,240   E  299,240         1,019
Swedish Krona vs. Euro, expiring 1/15/03................  SK2,745,000   E  303,886         3,104
                                                           Contract      Contract
                                                            Amount        Amount
                                                           Purchased       Sold
                                                          -----------   ----------
Foreign Currency Buy Contracts
Euro vs. U.S. Dollar, expiring 1/9/03...................  E   545,000   $  538,951        32,418
                                                                                       ---------
Net unrealized depreciation on foreign currency forward
  contracts.............................................                               $(415,188)
                                                                                       =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1993 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

MainStay Strategic Income Fund

Restricted securities held at December 31, 2002:

                                                             PRINCIPAL
                                            ACQUISITION       AMOUNT/                  12/31/02   PERCENT OF
                SECURITY                      DATE(S)         SHARES        COST        VALUE     NET ASSETS
                --------                  ----------------   ---------   ----------    --------   ----------
Commercial Trust I
  Series 1993-KA Class A2
  7.63%, due 12/15/13...................      1/23/02        $120,000    $   69,420    $ 38,400      0.0%(b)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04...................  12/14/98-2/16/01    111,470       103,892      94,928      0.1
  Preferred Stock.......................   12/9/98-2/6/01       3,096             0(a)       31      0.0(b)
FRI-MRD Corp.
  12.00%, due 1/31/05 (c)...............  8/12/97-7/30/02     225,289       224,160     126,162      0.2
Genesis Health Ventures, Inc.
  Convertible Preferred Stock
  6.00%.................................  11/1/99-12/31/01         23         2,412       2,196      0.0(b)
Globix Corp.
  Common Stock..........................      10/15/02          9,129         2,472       9,129      0.0(b)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04..............  3/15/99-5/12/01     299,000       183,532     156,975      0.2
  Class A Warrants, Expire 8/1/09.......  3/10/99-6/23/00       5,531         8,407         276      0.0(b)
Morris Material Handling, Inc.
  Common Stock..........................  3/11/99-10/30/01        974           462       5,162      0.0(b)
NEON Communications, Inc.
  Convertible Preferred Stock
  12.00% (c)............................      12/3/02           1,882        20,961      21,173      0.0(b)
  Class A Warrants, Expire 12/2/12......      12/3/02           9,411            94          94      0.0(b)
  Redeemable Preferred Warrants Expire
    12/2/12.............................      12/3/02          11,293           113         113      0.0(b)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/04 (d).................  1/10/02-10/15/02    235,552       159,706     142,214      0.2
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A (c)....................  5/29/98-6/28/02      20,480       112,582      40,960      0.1
Pacific Gas & Electric Co.
  Bank debt, Revolver
  8.00%, due 12/30/06...................      10/8/02         205,000       196,807     195,775      0.2
Thermadyne Holdings Corp.
  Bank debt, Term Loan B
  4.42%, due 5/22/05....................      3/20/02          97,500        86,869      80,925      0.1
  Bank debt, Term Loan C
  4.67%, due 5/22/06....................      3/20/02          97,500        85,982      80,925      0.1
                                                                         ----------    --------      ---
                                                                         $1,257,871    $995,438      1.2%
                                                                         ==========    ========      ===

-------
(a) Less than one dollar.
(b) Less than one tenth of a percent.
(c) PIK ("Payment in Kind")--interest payment is made with additional shares.
(d) Issue in default.

COMMITMENTS AND CONTINGENCIES. As of December 31, 2002, the Fund had unfunded loan commitment pursuant to the following loan agreement:

                                                               Unfunded
                          Borrower                            Commitment
                          --------                            ----------
Owens Corning, Inc. ........................................   $15,504
                                                               =======

These commitments are available until maturity date of the respective security.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared an paid annually. Income dividends and capital gain distributions are determined in

MainStay Strategic Income Fund

accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and accumulated net realized loss on foreign currency transactions arising from permanent differences; net assets at December 31, 2002, are not affected.

                                  ACCUMULATED
                 ACCUMULATED      NET REALIZED
 ACCUMULATED     NET REALIZED       LOSS ON
NET INVESTMENT     LOSS ON      FOREIGN CURRENCY
     LOSS        INVESTMENTS      TRANSACTIONS
--------------   ------------   ----------------
  $(516,743)      $(121,429)        $638,172

The reclassifications for the Fund are primarily due to foreign currency gain
(loss), paydown gain (loss), interest written off, premium amortization adjustments and bond reorganizations.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                             2002               2001
                                                             ----               ----
Distributions paid from:
  Ordinary Income.......................................  $3,853,568         $4,839,637
  Return of Capital.....................................   1,327,627            580,537
                                                          ----------         ----------
                                                          $5,181,195         $5,420,174
                                                          ==========         ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 2002:

            CURRENCY                                    COST                      VALUE
---------------------------------                     ---------                 ---------
Euro                 E     8,426                      $  8,609                  $  8,843
Pound Sterling       L   119,483                       186,193                   192,356
                                                      --------                  --------
                                                      $194,802                  $201,199
                                                      ========                  ========

MainStay Strategic Income Fund

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the year ended December 31, 2002, the Manager earned from the Fund $432,211.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $6,190 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $2,977, $64,563 and $4,071, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $212,551.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2002, New York Life held shares of Class B with a net asset value of $6,037,746 which represents 10.8% of Class A net assets at period end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,450 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $27,344 for the year ended December 31, 2002.

MainStay Strategic Income Fund

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED         TOTAL
 AND OTHER LOSSES     DEPRECIATION   ACCUMULATED LOSS
-------------------   ------------   ----------------
    $(6,037,339)      $(6,932,261)     $(12,969,600)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to premium amortization adjustments, wash sales, bond reorganizations, and mark-to-market of foreign currency forward contracts.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $6,037,340 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                                AMOUNT
AVAILABLE THROUGH                                                  (000'S)
                                                                    ------
2007........................................................        $2,054
2008........................................................         1,958
2009........................................................           864
2010........................................................         1,161
                                                                    ------
                                                                    $6,037
                                                                    ======

In addition, the Fund intends to elect to treat for federal income tax purposes $386,770 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of U.S. Government securities were $24,002 and $24,209, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $45,585 and $31,641, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                     YEAR ENDED
                                                    DECEMBER 31, 2002             DECEMBER 31, 2001
                                               ---------------------------   ----------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   --------
Shares sold..................................   1,977     1,919      668      1,466     1,464       450
Shares issued in reinvestment of dividends
  and distributions..........................     100       317       19        133       311        12
                                               ------    ------     ----     ------    ------      ----
                                                2,077     2,236      687      1,599     1,775       462
Shares redeemed..............................  (1,614)   (1,515)    (298)    (2,024)   (1,167)     (447)
                                               ------    ------     ----     ------    ------      ----
Net increase (decrease)......................     463       721      389       (425)      608        15
                                               ======    ======     ====     ======    ======      ====

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Income Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

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

                       This page intentionally left blank

                             [THIS IS A TRUE BLANK]

                                                           [MAINSTAY FUNDS LOGO]

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel
                                                      MainStay(R)
PRICEWATERHOUSECOOPERS LLP                            Strategic Income Fund
Independent Accountants
                                                      ANNUAL REPORT
1 As of December 31, 2002.
                                                      DECEMBER 31, 2002
[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054                         [MAINSTAY LOGO]

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSSI11- 02/03
                                                                  16

[RECYCLE LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay International
                                                              Bond Fund versus Salomon Smith Barney(R)
                                                              Non-U.S. Dollar World Government Bond
                                                              Index--Class A, Class B, and Class C Shares      4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/02       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               28
                                                              Trustees and Officers                           29
                                                              The MainStay(R) Funds                           32

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

4

$10,000 Invested in MainStay International
Bond Fund versus Salomon Smith Barney(R)
Non-U.S. Dollar World Government Bond Index

CLASS A SHARES Total Returns: 1 Year 10.75%, 5 Years 1.63%, Since Inception
4.96%
[CLASS A SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
                                                                            FUND                             INDEX(1)
                                                                ---------------------------       -----------------------------
9/13/94                                                                    9550.00                           10000.00
12/94                                                                      9569.00                           10256.00
12/95                                                                     11356.00                           10259.00
12/96                                                                     12934.00                           12760.00
12/97                                                                     13171.00                           12216.00
12/98                                                                     14700.00                           14390.00
12/99                                                                     13491.00                           13657.00
12/00                                                                     12749.00                           13298.00
12/01                                                                     12896.00                           12825.00
12/02                                                                     14955.00                           15648.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 10.01%, 5 Years 1.49%, Since Inception 4.82% Class C Total Returns: 1 Year 14.01%, 5 Years 1.80%, Since Inception 4.82% [CLASS B AND C SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
                                                                            FUND                             INDEX(1)
                                                                ---------------------------       -----------------------------
9/13/94                                                                   10000.00                           10000.00
12/94                                                                     10020.00                           10256.00
12/95                                                                     11820.00                           12259.00
12/96                                                                     13372.00                           12760.00
12/97                                                                     13526.00                           12216.00
12/98                                                                     14985.00                           14390.00
12/99                                                                     13646.00                           13657.00
12/00                                                                     12797.00                           13298.00
12/01                                                                     12858.00                           12825.00
12/02                                                                     14788.00                           15648.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98, Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Salomon Smith Barney(R) Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                               5
-------                                                                        -

1 The Salomon Smith Barney U.S. Treasury Index is an unmanaged index that consists of U.S. Treasuries with a maturity of one year or longer and a minimum outstanding amount of $1 billion. The Index represents asset types which are subject to risk, including loss of principal. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 The Group of Seven (G7) is a forum of seven leading economic powers--Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States--that meets to ensure the stability of the international financial system. Russia joined the group in 1998, creating the G8, but financial issues continue to be addressed by the G7.

3 See footnote and table on page 9 for more information about Lipper Inc.

4 See footnote on page 4 for more information about the Salomon Smith Barney
  Non-U.S. Dollar World Government Bond Index.

Portfolio Management Discussion and Analysis
The United States economy managed to quickly rebound after September 11, 2001, but by the second quarter of 2002, several factors made the situation challenging. Some investors feared a double-dip recession. Others were concerned about U.S. corporate accounting fraud. Those who invested in riskier fixed-income securities began to feel the effects of a severe stock-market decline. Around the world, the ensuing flight to quality caused government bonds to outperform other fixed-income securities as well as equities.

U.S. bonds were particularly strong, with the Salomon Smith Barney U.S. Treasury Index(1) returning 11.64% for 2002. With the exception of Japan, which returned only 3% in local terms, all other G7 government markets(2) rose an average of 9% in local terms. Expressed in U.S. dollar terms, returns were even stronger, since the dollar weakened by 17% against the euro and 10% versus the yen in 2002.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay International Bond Fund returned 15.97% for Class A shares and 15.01% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 16.02% return of the average Lipper(3) international income fund for the same period. All share classes also underperformed the 21.99% return of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index(4) for the year ended December 31, 2002.

STRATEGIC POSITIONING

In 2002, the Fund maintained an overweighted position in European bonds, largely avoided Japanese issues, and assumed a relatively aggressive posture in emerging-market sovereign and corporate debt. At year-end, the Fund held 15% of its net assets in emerging-market debt.

For much of the year, the Fund maintained a neutral to slightly long duration position with overweighted positions in peripheral European markets, specifically Scandinavian mortgage and government bonds. Maintaining a long duration had a positive net impact on the Fund's performance as official interest rates have declined around the globe.

Japanese bonds continue to constitute the Fund's most underweighted developed-market position. We believe the combination of near-zero interest rates and high government debt issuance makes this position reasonable, despite the strength of the yen relative to the U.S. dollar. Today, the primary buyers of Japanese debt appear to be Japanese investors concerned about the Japanese equity market and local Japanese banks worried about making loans to the private sector. The

6

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[CLASS A BAR GRAPH]

YEAR-END                                                     TOTAL RETURN %
12/94                                                                   0.2
12/95                                                                  18.68
12/96                                                                  13.90
12/97                                                                   1.83
12/98                                                                  11.61
12/99                                                                  -8.22
12/00                                                                  -5.50
12/01                                                                   1.15
12/02                                                                  15.97


Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote 1 on page 9 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C SHARES BAR GRAPH]

YEAR-END                                                     TOTAL RETURN %
12/94                                                                   0.2
12/95                                                                  17.96
12/96                                                                  13.13
12/97                                                                   1.15
12/98                                                                  10.79
12/99                                                                  -8.94
12/00                                                                  -6.22
12/01                                                                   0.48
12/02                                                                  15.01

Class C share returns reflect the historical performance of the Class B shares through 8/31/98. See footnote 1 on page 9 for more information on performance.

Fund's Japanese bond position proved to have a positive impact on the Fund's performance, since Japanese government debt was the worst performing sovereign market in 2002.

The Fund used emerging-market debt as a substitute for Japan. We have invested in euro, Japanese yen, and U.S. dollar denominated emerging market debt. At the beginning of 2002, the Fund held about 8% of its net assets in emerging-market debt, and we have increased exposure to this asset class as the year progressed. Our positioning proved especially positive in the fourth quarter of 2002, when emerging-market debt rallied sharply following the Brazilian federal elections.

                                                                               7
                                                                               -

CURRENCY EXPOSURE

The Fund's prudent approach to currency management hurt relative performance as the U.S. dollar fell sharply against major currencies. Our philosophy is to focus on picking undervalued markets and securities and secondarily to adopt currency exposure.

Throughout 2002, the Fund maintained at least 40% exposure to foreign currencies, primarily among European currencies. We increased exposure to nearly 60% in the second half of 2002, which proved beneficial as the euro strengthened relative to the U.S. dollar. Our near-zero weighting in Japanese assets, which kept the Fund underweighted in the Japanese yen, had a negative impact on the Fund's performance relative to its benchmark and its peers.

LOOKING AHEAD

As we turn our attention to 2003, we continue to strongly believe in emerging markets. The low interest-rate climate that prevailed at the end of 2002 may support all types of products that offer spreads to sovereign debt, including mortgage-backed securities, corporate debt, high-yield bonds, and emerging-market debt. We will continue to look to add spread product in all major currencies, focusing on issuers with improving credit characteristics whose bonds are attractively priced relative to the market.

We do not believe that the U.S. dollar is likely to revive in the near future. With falling interest rates and a growing budget deficit, foreign investors are playing an essential role in economic funding. Yet foreign investors may demand price concessions to continue investing in U.S. dollar denominated assets. Since the Federal Reserve is not yet in a position to raise interest rates, we believe the U.S. dollar may have to drop further to entice buyers.

We will continue to focus on economic and political fundamentals to avoid trouble spots around the globe. Whatever the international markets or the global economy may bring, the Fund will continue to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

8

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a great risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   NONTAXABLE DISTRIBUTION

   As far as possible, MainStay International Bond Fund seeks to protect its investments from adverse changes in foreign currencies by entering into foreign-currency forward transactions, which may produce gains or losses for the Fund. During the year ended December 31, 2002, a net loss on these transactions caused a portion of the dividends paid in 2002 to be reclassified as a return of capital. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2002 Form 1099-DIV for the total amounts of their distributions that are taxable and nontaxable.

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 12/31/02
    Class A           15.97%        2.57%        5.55%
    Class B           15.01%        1.80%        4.82%
    Class C           15.01%        1.80%        4.82%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 12/31/02
    Class A           10.75%        1.63%        4.96%
    Class B           10.01%        1.49%        4.82%
    Class C           14.01%        1.80%        4.82%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 12/31/02
    Class A         27 out of     33 out of     9 out of
                     45 funds     36 funds      19 funds
    Class B         28 out of     36 out of    13 out of
                     45 funds     36 funds      16 funds
    Class C         28 out of        n/a       37 out of
                     45 funds                   40 funds
    Average Lipper
    international
    income fund       16.02%        5.06%        6.20%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

                        NAV
                     12/31/02      INCOME     RETURN OF CAPITAL
    Class A           $8.47        $0.0123       $0.3128
    Class B           $8.43        $0.0100       $0.2540
    Class C           $8.43        $0.0100       $0.2540

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

10
-

MainStay International Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
                               ---------------------------------
LONG-TERM BONDS (94.8%)+
CORPORATE BONDS (28.9%)

BRAZIL (1.0%)
Cia Brasileira de Bebidas
 10.50%, due 12/15/11........  $       275,000      $    248,875
                                                    ------------

CAYMAN ISLANDS (1.2%)
Principal Finance Global
 Funding LLC
 5.875%, due 6/8/09..........  L       175,000           274,526
                                                    ------------
CHILE (1.8%)
Empresa Nacional de
 Electridad S.A.
 8.50%, due 4/1/09...........  $       100,000           100,312
Empresa Nacional de Petroleo
 6.75%, due 11/15/12 (a).....          210,000           220,139
HQI Transelec de Chile S.A.
 7.875%, due 4/15/11.........          100,000           110,769
                                                    ------------
                                                         431,220
                                                    ------------
DENMARK (3.9%)
Danske Kredit
 Realkreditakieselskab
 7.00%, due 10/1/32..........  DK    1,778,515           267,857
Realkredit Danmark A/S
 6.00%, due 10/1/29..........        4,620,592           667,787
                                                    ------------
                                                         935,644
                                                    ------------
FRANCE (0.9%)
AXA
 6.00%, due 6/18/13..........  E       100,000           112,623
Vivendi Environnement
 5.875%, due 6/27/08.........          100,000           110,840
                                                    ------------
                                                         223,463
                                                    ------------
GERMANY (6.2%)
DePfa Deutsche Pfandbriefbank
 AG
 Series G3
 5.00%, due 2/3/05...........  E       490,000           535,298
Kredit Fuer Wiederaufbauf
 Series INTL
 4.75%, due 8/18/06..........          875,000           964,014
                                                    ------------
                                                       1,499,312
                                                    ------------
MEXICO (2.6%)
Grupo Transportacion
 Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12 (a).....  $        90,000            90,900
Petroleos Mexicanos
 7.375%, due 8/13/07.........  L 1,000,000,000           544,423
                                                    ------------
                                                         635,323
                                                    ------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
                               ---------------------------------
NETHERLANDS (3.0%)
RWE Finance BV
 Series EMTN
 6.50%, due 4/20/21..........  L       425,000      $    715,589
                                                    ------------

RUSSIA (0.5%)
VimpelCom BV
 10.45%, due 4/26/05 (a).....  $       110,000           113,300
                                                    ------------

SINGAPORE (0.9%)
PSA Corporation Ltd.
 7.125%, due 8/1/05 (a)......  $       200,000           224,054
                                                    ------------

SWEDEN (3.0%)
Stadshypotek AB
 Series 1564
 6.00%, due 3/15/06..........  SK    6,000,000           721,857
                                                    ------------

UNITED STATES (3.9%)
Pfizer, Inc.
 Series INTL
 0.80%, due 3/18/08..........  Y   110,000,000           942,015
                                                    ------------
Total Corporate Bonds
 (Cost $6,148,022)...........                          6,965,178
                                                    ------------
GOVERNMENTS & FEDERAL AGENCIES (63.5%)

AUSTRALIA (3.1%)
Australian Government
 6.50%, due 5/15/13..........  A$    1,200,000           746,163
                                                    ------------

AUSTRIA (3.4%)
Republic of Austria
 Series 98 2
 4.30%, due 7/15/03..........  E       778,000           822,614
                                                    ------------

BRAZIL (0.9%)
Brazil Development Fund
 9.625%, due 12/12/11 (a)....  $       290,000           216,050
                                                    ------------

CANADA (4.5%)
Canadian Government
 5.25%, due 6/1/12...........  C$    1,155,000           755,964
 5.75%, due 6/1/33...........          500,000           336,963
                                                    ------------
                                                       1,092,927
                                                    ------------
DENMARK (3.2%)
Kingdom of Denmark
 5.00%, due 8/15/05..........  DK    5,200,000           765,887
                                                    ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

Portfolio of Investments December 31, 2002


                                  PRINCIPAL
                                   AMOUNT              VALUE
                               ---------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
EL SALVADOR (0.8%)
Republic of El Salvador
 7.75%, due 1/24/23 (a)......  $       200,000      $    199,000
                                                    ------------
FRANCE (1.0%)
Government of France
 5.25%, due 4/25/08..........  E       200,000           226,868
                                                    ------------

GERMANY (13.0%)
Bundesobligation
 Series 140
 4.50%, due 8/17/07..........  E       475,000           520,794
Bundesrepublic
 5.00%, due 7/4/11...........          340,000           379,363
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08...........          967,000         1,095,850
 Series 00
 6.25%, due 1/4/30...........          900,000         1,142,729
                                                    ------------
                                                       3,138,736
                                                    ------------
GREECE (2.9%)
Hellenic Republic
 5.90%, due 10/22/22.........  E       607,000           711,189
                                                    ------------

ITALY (8.3%)
Buoni Poliennali del Tesoro
 5.50%, due 11/1/10..........  E     1,755,000         2,015,161
                                                    ------------

MEXICO (4.0%)
United Mexican States
 7.50%, due 1/14/12..........  $       700,000           749,875
 8.25%, due 2/24/09..........  DM      363,000           208,888
                                                    ------------
                                                         958,763
                                                    ------------
NORWAY (2.1%)
Norwegian Government
 5.50%, due 5/15/09..........  NK    3,500,000           501,165
                                                    ------------

RUSSIA (0.4%)
Russian Federation
 Series REGS
 5.00%, due 3/31/30..........  $       122,000            96,380
                                                    ------------

SPAIN (6.7%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04..........  E       555,000           598,043
 4.75%, due 7/30/14..........          300,000           323,367
 5.15%, due 7/30/09..........          612,000           690,563
                                                    ------------
                                                       1,611,973
                                                    ------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
                               ---------------------------------
SWEDEN (0.5%)
Swedish Government
 Series 1035
 6.00%, due 2/9/05...........  SK      630,000      $     75,484
 Series 1045
 5.25%, due 3/15/11..........          350,000            41,868
                                                    ------------
                                                         117,352
                                                    ------------
UNITED KINGDOM (8.0%)
United Kingdom Treasury Bonds
 4.25%, due 6/7/32...........  L       100,000           155,806
 5.00%, due 3/7/12...........          446,000           751,331
 5.75%, due 12/7/09..........          260,000           454,948
 8.50%, due 12/7/05..........          320,000           579,412
                                                    ------------
                                                       1,941,497
                                                    ------------
VENEZUELA (0.7%)
Republic of Venezuela
 13.625%, due 8/15/18........  $       200,000           175,000
                                                    ------------
Total Governments &
 Federal Agencies
 (Cost $13,745,777)..........                         15,336,725
                                                    ------------
LOAN PARTICIPATION (0.8%)

ALGERIA (0.8%)
Republic of Algeria
 Term Loan, Tranch 3
 Series YEN
 0.9375%, due 3/4/10
 (b)(c)(d)...................  Y    27,631,580           200,246
                                                    ------------
Total Loan Participation
 (Cost $177,831).............                            200,246
                                                    ------------
YANKEE BONDS (1.6%)

CHILE (0.8%)
Celulosa Arauco
 7.75%, due 9/13/11..........  $       170,000           187,590
                                                    ------------

MEXICO (0.8%)
Grupo Elektra, S.A. de C.V.
 12.00%, due 4/1/08..........  $       100,000            89,500
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 11.75%, due 6/15/09.........          100,000            98,000
                                                    ------------
                                                         187,500
                                                    ------------
Total Yankee Bonds
 (Cost $364,084).............                            375,090
                                                    ------------
Total Long-Term Bonds
 (Cost $20,435,714)..........                         22,877,239
                                                    ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

MainStay International Bond Fund


                                  PRINCIPAL
                                   AMOUNT              VALUE
                               ---------------------------------
SHORT-TERM INVESTMENTS (2.0%)
COMMERCIAL PAPER (1.8%)
UBS Finance Delaware LLC
 1.20%, due 1/2/03...........  $       445,000      $    444,985
                                                    ------------
Total Commercial Paper
 (Cost $444,985).............                            444,985
                                                    ------------
                                   SHARES
                               ---------------
INVESTMENT COMPANY (0.2%)
Merrill Lynch Premier
 Institutional Fund..........           45,209            45,209
                                                    ------------
Total Investment Company
 (Cost $45,209)..............                             45,209
                                                    ------------
Total Short-Term Investments
 (Cost $490,194).............                            490,194
                                                    ------------
Total Investments
 (Cost $20,925,908) (e)......             96.8%       23,367,433(f)
Cash and Other Assets,
 Less Liabilities............              3.2           766,910
                               ---------------      ------------
Net Assets...................            100.0%     $ 24,134,343
                               ===============      ============

-------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at
     December 31, 2002.
(c)  Restricted security.
(d)  Illiquid security.
(e)  The cost for federal income tax purposes is $20,957,395.
(f)  At December 31, 2002 net unrealized appreciation for
     securities was $2,410,038, based on cost for federal
     income tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $2,473,037, and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $62,999.
(g)  The following abbreviations are used in the above
     portfolio:
     A$--Australian Dollar
     C$--Canadian Dollar
     DK--Danish Krone
     DM--Deutsche Mark
     E--Euro
     L--Italian Lira
     Y--Japanese Yen
     NK--Norwegian Krone
     L--Pound Sterling
     SK--Swedish Krona
     $--U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $20,925,908)..............................................       $23,367,433
Cash denominated in foreign currencies (identified cost
  $638,783).................................................           663,240
Cash........................................................             1,940
Receivables:
  Dividends and interest....................................           512,608
  Investment securities sold................................           360,000
  Fund shares sold..........................................            35,926
Unrealized appreciation on foreign currency forward
  contracts.................................................            37,970
Other assets................................................             8,878
                                                                   -----------
        Total assets........................................        24,987,995
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           359,988
  Transfer agent............................................            21,459
  Fund shares redeemed......................................            15,547
  NYLIFE Distributors.......................................            12,823
  Manager...................................................             5,021
  Custodian.................................................             2,481
  Trustees..................................................               252
Accrued expenses............................................            36,966
Unrealized depreciation on foreign currency forward
  contracts.................................................           399,115
                                                                   -----------
        Total liabilities...................................           853,652
                                                                   -----------
Net assets..................................................       $24,134,343
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    13,396
  Class B...................................................            14,495
  Class C...................................................               679
Additional paid-in capital..................................        23,520,367
Accumulated undistributed net investment income.............            49,959
Accumulated net realized loss on investments................        (1,610,075)
Net unrealized appreciation on investments..................         2,441,525
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................          (296,003)
                                                                   -----------
Net assets..................................................       $24,134,343
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $11,343,205
                                                                   ===========
Shares of beneficial interest outstanding...................         1,339,604
                                                                   ===========
Net asset value per share outstanding.......................       $      8.47
Maximum sales charge (4.50% of offering price)..............              0.40
                                                                   -----------
Maximum offering price per share outstanding................       $      8.87
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $12,218,570
                                                                   ===========
Shares of beneficial interest outstanding...................         1,449,465
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.43
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   572,568
                                                                   ===========
Shares of beneficial interest outstanding...................            67,921
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.43
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    3,084
  Interest (a)..............................................   1,050,851
                                                              ----------
    Total income............................................   1,053,935
                                                              ----------
Expenses:
  Manager...................................................     137,841
  Transfer agent............................................     127,247
  Distribution--Class B.....................................      71,190
  Distribution--Class C.....................................       2,578
  Professional..............................................      28,819
  Registration..............................................      26,793
  Service--Class A..........................................      24,640
  Service--Class B..........................................      23,730
  Service--Class C..........................................         859
  Shareholder communication.................................      22,224
  Recordkeeping.............................................      12,000
  Custodian.................................................      10,195
  Trustees..................................................       4,638
  Miscellaneous.............................................      30,328
                                                              ----------
    Total expenses before waiver............................     523,082
Fees waived or reimbursed by Manager and Subadvisor.........    (105,663)
                                                              ----------
    Net expenses............................................     417,419
                                                              ----------
Net investment income.......................................     636,516
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................      25,341
  Foreign currency transactions.............................    (362,948)
                                                              ----------
Net realized loss on investments and foreign currency
  transactions..............................................    (337,607)
                                                              ----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   3,077,060
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......    (466,362)
                                                              ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   2,610,698
                                                              ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   2,273,091
                                                              ----------
Net increase in net assets resulting from operations........  $2,909,607
                                                              ==========

-------

(a) Interest recorded net of foreign withholding taxes of $2,157.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   636,516    $    702,838
  Net realized loss on investments and foreign currency
    transactions............................................     (337,607)     (1,254,255)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    2,610,698         509,315
                                                              -----------    ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    2,909,607         (42,102)
                                                              -----------    ------------
Dividends and distributions to shareholders:
  From net investment income
    Class A.................................................      (15,519)             --
    Class B.................................................      (12,207)             --
    Class C.................................................         (450)             --
  Return of capital
    Class A.................................................     (393,282)       (816,346)
    Class B.................................................     (309,362)       (529,563)
    Class C.................................................      (11,394)        (16,977)
                                                              -----------    ------------
      Total dividends and distributions to shareholders.....     (742,214)     (1,362,886)
                                                              -----------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    5,775,981       7,189,881
    Class B.................................................    4,142,880         752,645
    Class C.................................................      396,415         229,666
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      133,541         393,622
    Class B.................................................      285,085         471,558
    Class C.................................................        9,673          14,768
                                                              -----------    ------------
                                                               10,743,575       9,052,140
  Cost of shares redeemed:
    Class A.................................................   (4,634,514)    (13,591,627)
    Class B.................................................   (1,661,666)     (1,883,453)
    Class C.................................................     (123,198)       (212,895)
                                                              -----------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    4,324,197      (6,635,835)
                                                              -----------    ------------
      Net increase (decrease) in net assets.................    6,491,590      (8,040,823)
NET ASSETS:
Beginning of year...........................................   17,642,753      25,683,576
                                                              -----------    ------------
End of year.................................................  $24,134,343    $ 17,642,753
                                                              ===========    ============
Accumulated undistributed net investment income (loss) at
  end of year...............................................  $    49,959    $   (172,207)
                                                              ===========    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                Year ended December 31,
                                                              -----------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                              -------      -------      -------      -------      -------
Net asset value at beginning of period......................  $  7.61      $  8.02      $  9.07      $ 10.57      $ 10.10
                                                              -------      -------      -------      -------      -------
Net investment income.......................................     0.29(a)      0.28(a)(d)    0.25(a)     0.36         0.54
Net realized and unrealized gain (loss) on investments......     1.23         0.04(d)     (0.05)       (0.89)        0.58
Net realized and unrealized gain (loss) on foreign currency
 transactions...............................................    (0.33)       (0.23)       (0.71)       (0.33)        0.02
                                                              -------      -------      -------      -------      -------
Total from investment operations............................     1.19         0.09        (0.51)       (0.86)        1.14
                                                              -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income and net realized gain on foreign
   currency transactions....................................    (0.01)          --           --        (0.04)       (0.58)
 From net realized gain on investments......................       --           --           --        (0.09)       (0.09)
 Return of capital..........................................    (0.32)       (0.50)       (0.54)       (0.51)          --
                                                              -------      -------      -------      -------      -------
Total dividends and distributions...........................    (0.33)       (0.50)       (0.54)       (0.64)       (0.67)
                                                              -------      -------      -------      -------      -------
Net asset value at end of period............................  $  8.47      $  7.61      $  8.02      $  9.07      $ 10.57
                                                              =======      =======      =======      =======      =======
Total investment return (b).................................    15.97%        1.15%       (5.50%)      (8.22%)      11.61%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................     3.61%        3.51%(d)     3.17%        3.80%        5.17%
   Net expenses.............................................     1.75%        1.88%        1.86%        1.61%        1.59%
   Expenses (before waiver).................................     2.28%        2.18%        2.16%        1.91%        1.89%
Portfolio turnover rate.....................................       54%         179%         197%         281%         287%
Net assets at end of period (in 000's)......................  $11,343      $ 9,006      $15,907      $12,326      $15,542

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.03)   ($0.03)   ($0.03)
Increase net realized and unrealized gains and losses.......    0.03      0.03      0.03
Decrease ratio of net investment income.....................   (0.35%)   (0.35%)   (0.35%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                        Class B                                                       Class C
    -----------------------------------------------------------      ---------------------------------------------------------------
                                                                                                                        September 1*
                Year ended December 31,                                          Year ended December 31,                  through
    -----------------------------------------------------------      ------------------------------------------------   December 31,
     2002        2001           2000         1999        1998         2002          2001          2000         1999         1998
    -------     -------        -------      -------     -------      -------       -------       -------      -------   ------------
    $  7.58     $  8.01        $  9.08      $ 10.59     $ 10.12      $  7.58       $  8.01       $  9.08      $ 10.59    $ 10.13
    -------     -------        -------      -------     -------      -------       -------       -------      -------    -------
       0.22(a)     0.22(a)(d)     0.21(a)      0.29        0.46         0.22(a)       0.22(a)(d)    0.21(a)      0.29       0.16
       1.21        0.04(d)       (0.05)       (0.90)       0.58         1.21          0.04(d)      (0.05)       (0.90)      0.53
      (0.32)      (0.22)         (0.73)       (0.33)       0.02        (0.32)        (0.22)        (0.73)       (0.33)      0.02
    -------     -------        -------      -------     -------      -------       -------       -------      -------    -------
       1.11        0.04          (0.57)       (0.94)       1.06         1.11          0.04         (0.57)       (0.94)      0.71
    -------     -------        -------      -------     -------      -------       -------       -------      -------    -------
      (0.01)         --             --        (0.03)      (0.50)       (0.01)           --            --        (0.03)     (0.16)
         --          --             --        (0.09)      (0.09)          --            --            --        (0.09)     (0.09)
      (0.25)      (0.47)         (0.50)       (0.45)         --        (0.25)        (0.47)        (0.50)       (0.45)        --
    -------     -------        -------      -------     -------      -------       -------       -------      -------    -------
      (0.26)      (0.47)         (0.50)       (0.57)      (0.59)       (0.26)        (0.47)        (0.50)       (0.57)     (0.25)
    -------     -------        -------      -------     -------      -------       -------       -------      -------    -------
    $  8.43     $  7.58        $  8.01      $  9.08     $ 10.59      $  8.43       $  7.58       $  8.01      $  9.08    $ 10.59
    =======     =======        =======      =======     =======      =======       =======       =======      =======    =======
      15.01%       0.48%         (6.22%)      (8.94%)     10.79%       15.01%         0.48%        (6.22%)      (8.94%)     7.05%
       2.86%       2.76%(d)       2.42%        3.05%       4.42%        2.86%         2.76%(d)      2.42%        3.05%      4.42%+
       2.50%       2.63%          2.61%        2.36%       2.34%        2.50%         2.63%         2.61%        2.36%      2.34%+
       3.03%       2.93%          2.91%        2.66%       2.64%        3.03%         2.93%         2.91%        2.66%      2.64%+
         54%        179%           197%         281%        287%          54%          179%          197%         281%       287%
    $12,219     $ 8,388        $ 9,546      $13,955     $18,797      $   573       $   249       $   231      $    48    $    --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

MainStay International Bond Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities. MainStay International Bond Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality

                                                                              19
                                                                               -

Notes to Financial Statements


debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last posted settlement price on the market where any such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent or brokers but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the

20
-

MainStay International Bond Fund


forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2002:

                                                       CONTRACT         CONTRACT        UNREALIZED
                                                        AMOUNT           AMOUNT       APPRECIATION/
                                                         SOLD           PURCHASED     (DEPRECIATION)
                                                    ---------------   -------------   --------------
Foreign Currency Sale Contracts
Australian Dollar vs. U.S. Dollar, expiring
  1/23/03.........................................  AD      500,000   $     282,000     $     925
Euro vs. U.S. Dollar, expiring 1/15/03............  E       583,118   $     576,704       (34,465)
Euro vs. U.S. Dollar, expiring 2/28/03............  E       200,000   $     199,380        (9,868)
Euro vs. U.S. Dollar, expiring 3/31/03............  E     4,599,721   $   4,513,705      (292,495)
Japanese Yen vs. U.S. Dollar, expiring 3/24/03....  Y   115,906,000   $     948,494       (31,439)
Pound Sterling vs. U.S. Dollar, expiring
  1/15/03.........................................  L     1,059,000   $   1,672,161       (30,848)
Swedish Krona vs. Euro, expiring 1/15/03..........  SK    3,679,000   E     407,284         4,160
Swedish Krona vs. Euro, expiring 1/8/03...........  SK    3,630,050   E     399,323         1,360
                                                       CONTRACT         CONTRACT
                                                        AMOUNT           AMOUNT
                                                       PURCHASED          SOLD
                                                    ---------------   -------------
Foreign Currency Buy Contracts
Euro vs. U.S. Dollar, expiring 1/9/03.............  E       530,000   $     524,117        31,525
                                                                                        ---------
Net unrealized depreciation on foreign currency forward contracts..................     $(361,145)
                                                                                        =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a

                                                                              21
                                                                               -

Notes to Financial Statements (continued)


covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing or to seek to enhance returns. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted security held at December 31, 2002:

                                                                                             PERCENT
                                            DATE OF      PRINCIPAL               12/31/02       OF
                SECURITY                  ACQUISITION     AMOUNT        COST      VALUE     NET ASSETS
                --------                  -----------   -----------   --------   --------   ----------
Republic of Algeria
  Term Loan, Tranche 3
  Series YEN
  0.9375%, due 3/4/10...................    2/9/01      Y27,631,580   $177,831   $200,246      0.8%
                                                                      ========   ========      ===

Y--Japanese Yen

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

22
-

MainStay International Bond Fund


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments, accumulated undistributed net realized loss on foreign currency transactions and additional paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

 ACCUMULATED          ACCUMULATED
UNDISTRIBUTED         NET REALIZED                 ACCUMULATED
NET INVESTMENT          LOSS ON           NET REALIZED LOSS ON FOREIGN          ADDITIONAL
    INCOME            INVESTMENTS             CURRENCY TRANSACTIONS           PAID-IN CAPITAL
--------------        ------------        ----------------------------        ---------------
  $(386,174)            $34,269                     $362,948                     $(11,043)

The reclassifications for the Fund are primarily due to foreign currency gain
(loss), premium amortization adjustments, net operating losses and reclassification of distributions.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                            2002             2001
                                            ----             ----
Distributions paid from:
  Ordinary Income.......................  $ 28,176        $       --
  Return of Capital.....................   714,038         1,362,886
                                          --------        ----------
                                          $742,214        $1,362,886
                                          ========        ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

                                                                              23
                                                                               -

Notes to Financial Statements (continued)


EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

24
-

MainStay International Bond Fund


Foreign currency held at December 31, 2002:

             CURRENCY                                    COST                    VALUE
----------------------------------                     --------                 --------
Australian Dollar    A$    35,179                      $ 19,809                 $ 19,809
Canadian Dollar      C$       960                           619                      608
Euro                 E    562,154                       567,024                  589,924
New Zealand Dollar   NZ    29,271                        14,570                   15,312
Pound Sterling       L     23,314                        36,713                   37,534
Swedish Krona        SK       463                            48                       53
                                                       --------                 --------
                                                       $638,783                 $663,240
                                                       ========                 ========

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. Through March 11, 2002, the Manager had agreed to waive a portion of its fee, 0.30% of the Fund's average daily net assets, until such time as the Fund reached $50 million in net assets. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2002, the Manager earned from the Fund $137,841 and waived $105,663 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay-Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.45% of the average daily net assets of the

                                                                              25
                                                                               -

Notes to Financial Statements (continued)


Fund. To the extent that the Manager has agreed to reimburse Fund expenses, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans ("the Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $168 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $182, $10,713 and $195, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2002 amounted to $127,247.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2002, NYLIFE Distributors held shares of Class A with net asset value of $6,651,818 which represents 58.6% of the Class A net assets at year end.

26
-

MainStay International Bond Fund


OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $403 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,000 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated gain on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     APPRECIATION         GAIN
-------------------  --------------  -----------------
   $(1,578,588)        $2,475,180        $896,592

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals and mark-to-market of foreign currency forward transactions.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $1,578,588 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  --------
     2007...................................................   $  392
     2008...................................................      849
     2009...................................................      338
                                                               ------
                                                               $1,579
                                                               ======

In addition, the Fund intends to elect to treat for federal income tax purposes $311,186 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

The Fund utilized $11,043 of capital loss carryforward during the year ended December 31, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of U.S. Government securities were $802 and $840, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $12,411 and $9,435, respectively.

                                                                              27
                                                                               -

Notes to Financial Statements (continued)


NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                       YEAR ENDED
                                                    DECEMBER 31, 2002                DECEMBER 31, 2001
                                               ---------------------------      ---------------------------
                                               CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                               -------   -------   -------      -------   -------   -------
Shares sold..................................    731       518        50           910       96        30
Shares issued in reinvestment of dividends
  and distributions..........................     17        36         1            50       61         2
                                                ----      ----       ---        ------     ----       ---
                                                 748       554        51           960      157        32
Shares redeemed..............................   (591)     (212)      (16)       (1,760)    (241)      (28)
                                                ----      ----       ---        ------     ----       ---
Net increase (decrease)......................    157       342        35          (800)     (84)        4
                                                ====      ====       ===        ======     ====       ===

28
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Bond Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

                                                                              29
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

30
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              31
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

32
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

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

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

                                           [ARROW GRAPHIC] THE MAINSTAY(R) FUNDS

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSIB11- 02/03
                                                    09

[RECYCLE LOGO]


    MainStay(R)
    International Bond Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Government Fund
                                                              versus Lehman Brothers(R) Government Bond
                                                              Index and Inflation--Class A, Class B, and
                                                              Class C Shares                                   4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/02      10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               27
                                                              Trustees and Officers                           28
                                                              The MainStay(R) Funds                           31

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003


                                                                               3
                                                                               -

$10,000 Invested in MainStay Govern-
ment Fund versus Lehman Brothers(R)
Government Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 4.81%, 5 Years 5.65%, 10 Years 5.78%

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX1           INFLATION (CPI)2
                                                   -------------------       ----------------------           ----------------
12/92                                              $     9,550.00               $    10,000.00                $   10,000.00
12/93                                                   10,111.00                    11,064.00                    10,282.00
12/94                                                    9,823.00                    10,690.00                    10,548.00
12/95                                                   11,432.00                    12,651.00                    10,817.00
12/96                                                   11,657.00                    13,001.00                    11,182.00
12/97                                                   12,721.00                    14,246.00                    11,372.00
12/98                                                   13,779.00                    15,649.00                    11,558.00
12/99                                                   13,391.00                    15,298.00                    11,868.00
12/00                                                   15,024.00                    17,324.00                    12,268.00
12/01                                                   15,976.00                    18,578.00                    12,458.00
12/02                                                   17,534.00                    20,714.00                    12,761.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 3.94%, 5 Years 5.53%, 10 Years 5.68% Class C Total Returns: 1 Year 7.94%, 5 Years 5.85%, 10 Years 5.68%

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX1           INFLATION (CPI)2
                                                   -------------------       ----------------------           ----------------
12/92                                              $    10,000.00               $    10,000.00                $   10,000.00
12/93                                                   10,588.00                    11,064.00                    10,282.00
12/94                                                   10,286.00                    10,690.00                    10,548.00
12/95                                                   11,900.00                    12,651.00                    10,817.00
12/96                                                   12,050.00                    13,001.00                    11,182.00
12/97                                                   13,078.00                    14,246.00                    11,372.00
12/98                                                   14,062.00                    15,649.00                    11,558.00
12/99                                                   13,556.00                    15,298.00                    11,868.00
12/00                                                   15,114.00                    17,324.00                    12,268.00
12/01                                                   15,951.00                    18,578.00                    12,458.00
12/02                                                   17,377.00                    20,714.00                    12,761.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge
  (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Lehman Brothers(R) Government Bond Index is an unmanaged index that includes issues of the U.S. government and its agencies, as well as fixed-rate debt issues that are rated investment grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

For bond investors, 2002 was generally a positive year. The economy continued to advance at an unimpressive inflation-adjusted rate of between 2.5% and 3.0% for the year. Consumer and government spending remained relatively strong, but consumer confidence declined and business investment was weak.

Many investors were concerned about credit quality after a series of accounting scandals, layoffs, and bankruptcies rocked the market. As stock prices continued to fall, a general flight to quality increased demand for investment-grade debt. In the absence of a 30-year Treasury auction, longer-term U.S. government bonds tended to outperform other debt securities.

Despite low interest rates, corporate leaders had little pricing power and few incentives to spend money in a challenging economic environment. As a result, few corporate issuers ventured into the market, and those that did faced a lukewarm reception. To attract investors and compensate for the higher risk of impaired cash flows in a sluggish economy, many corporate bonds were priced at wider-than-usual spreads to Treasuries.

To restore business and investor confidence, the Federal Reserve cut the targeted federal funds rate by 50 basis points in November 2002, to an exceedingly low 1.25%. While stocks rallied temporarily after the Fed's move, the long-term effects have yet to be felt throughout the economy.

In 2002, interest rates declined sharply across all segments of the yield curve. Thirty-year Treasury yields fell 70 basis points to 5.5%. Five-year Treasury yields declined 160 basis points to 2.7%. Other Treasury notes and bonds saw yields decline within this basis point range. With interest rates at 40-year lows, homeowners raced to refinance their mortgages, lower their monthly payments, and turn home equity into cash. Most indications suggest that the extra money was spent rather than saved.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Government Fund Class A shares returned 9.75% and Class B and Class C shares returned 8.94%, excluding all sales charges. All share classes underperformed the 9.88% return of the average Lipper(1) general U.S. government fund over the same period. All share classes also underperformed the 11.50% return of the Lehman Brothers(R) Government Bond Index(2) for the year ended December 31, 2002.

Although the Fund was well diversified in a number of attractive sectors, it underperformed its peers and its benchmark largely because the Fund's duration was not long enough to fully capitalize on rapidly falling interest rates.

-------
1 See footnote and table on page 10 for more information about Lipper Inc.
2 See footnote on page 4 for more information about Lehman Brothers Government
  Bond Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

YEAR-END                                                                    TOTAL RETURN %
--------                                                                    --------------
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            16.38
12/96                                                                             1.97
12/97                                                                             9.12
12/98                                                                             8.32
12/99                                                                            -2.81
12/00                                                                            12.20
12/01                                                                             6.33
12/02                                                                             9.75

Returns reflect the historical performance of the Class B shares through 12/94. See footnotes 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES


YEAR-END                                                                    TOTAL RETURN %
--------                                                                    --------------
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            15.69
12/96                                                                             1.25
12/97                                                                             8.54
12/98                                                                             7.52
12/99                                                                            -3.60
12/00                                                                            11.49
12/01                                                                             5.54
12/02                                                                             8.94

Class C returns reflect the historical performance of the Class B shares through 8/98. See footnotes 1 on page 10 for more information on performance.

CORE POSITIONS

The Fund invests with a long-term strategy that emphasizes sector and issue selection as the primary sources of total return. Capital gains and yield both contribute to total return. We seek capital gains by identifying securities that we believe are mispriced and may increase in value as prices realign and by investing in sectors priced at spreads to Treasuries that may narrow over time. When we believe that risk-reward tradeoffs are favorable, we may invest in higher-yielding securities.

Within the Treasury sector, we found value in inflation-protected Treasuries
(TIPS) and bonds that mature between 2016 and 2030. We believe that these older, or "off-the-run," bonds may offer appreciation potential as the yield gap between shorter- and longer-maturity Treasuries narrows. The absence of a 30-year bond auction supports our approach. Although TIPS were introduced five years ago, they lack the popularity of traditional Treasury securities and trade at a yield concession that is consistent with our longer-term investment horizon. We also believe that TIPS may show greater yield stability than other securities when the economy revives.

The Fund's agency holdings among housing government-sponsored enterprises such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank are worthy sources of yield. To add variety and pick-up additional yield, a portion of the Fund's agency allocation is invested in callable debentures and high-quality subordinated issues that are slightly lower in the capital structure than senior unsecured debt.

The Fund benefited from a resilient market for residential mortgage-backed securities in 2002. Lower interest rates caused a surge of mortgage refinancings, but not enough to overwhelm the market. Banks were good buyers, turning to residential mortgage-backed securities to compensate for slower growth in their commercial and industrial loan portfolios. Many security dealers also pursued opportunities among collateralized mortgage obligations as the Treasury yield curve steepened. We expect the technical outlook to remain positive, and in October 2002, we increased the Fund's commitment to residential mortgage-backed securities by 15%, selling Treasuries to fund the purchase.

YIELD ENHANCEMENT

Diversification plays an important role in the Fund's performance, and we use our discretion within prospectus guidelines to invest in securities that are not government-related. As of December 31, 2002, the Fund held 10% of its assets in nongovernment securities. We believe these issues offer attractive yields and appreciation potential.

The Fund owns triple-A rated(3) commercial mortgage-backed securities, triple-A rated asset-backed securities, and a select set of moderate-quality (triple-B rated)(4) corporate bonds. In selecting commercial mortgage-backed securities, the Fund seeks to ensure stability of cash flows with issues backed by a wide range of property types and mortgages that are several years old. Among asset-backed securities, we have been attracted to rate-reduction bonds. These securities are designed to help utilities in states that are shifting to a competitive electricity market. The bonds, which help utilities recover costs that would otherwise be lost, are collateralized by mandatory user tariffs that are passed along to investors.

-------
3 Debt rated AAA has the highest rating assigned by Standard & Poor's. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Bonds that are rated Aaa by Moody's Investors Service, Inc. are judged to be of the best quality. They are deemed by Moody's to carry the smallest degree of investment risk and are generally referred to as "gilt edged." In the opinion of Moody's, interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, Moody's believes that such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4 Debt rated BBB by Standard & Poor's is deemed to exhibit adequate protection parameters. It is Standard & Poor's opinion that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

We believe corporate bonds offer value relative to Treasuries because their spreads have room to tighten when the economy recovers. We favor corporate bonds whose issuers have durable revenue streams. Earlier in the year, when trust in corporate governance came under fire, the Fund's corporate-bond holdings detracted from performance. We have since reduced the average duration of our holdings in the sector to better protect the Fund against widening spreads.

DURATION

We are not active duration managers and do not try to time the market by manipulating the Fund's duration. Instead, we prefer to position the Fund for opportunities with higher probabilities of success over the long-term. Since interest-rate trends tend to be short-lived, duration-based profits can be elusive. This was evident when rates rose in November on encouraging economic news and a Republican sweep in Congress, only to reverse course on softer economic data and heightened tensions with Iraq in December.

We generally maintain the Fund's duration between 3.5 and 4.0 years to moderate the sensitivity of the portfolio to interest-rate changes. The half-year range is a reasonable one to accommodate the shifting durations of the residential mortgage-backed securities held by the Fund.

PORTFOLIO COMPOSITION

At year-end 2002, the portfolio held 24.5% of its net assets in Treasuries, 10.9% in agencies, 47.6% in residential mortgage-backed securities, 2.8% in commercial mortgage-backed securities, 4.8% in asset-backed securities, and 2.5% in corporate bonds. The balance of the Fund was in money-market instruments.

LOOKING FORWARD

The Fund has a moderate risk profile and is positioned for range-bound Treasuries, lower volatility, tighter spreads, and contained inflation. As of year-end, we believe that total-return prospects are strongest in sectors other than Treasuries. This view is based on a large reservoir of investor liquidity that has the potential to invigorate the capital markets once it is put to work. We believe that as the economy rebounds, investors may search for high-quality, better-yielding alternatives to Treasuries, such as those to which the Fund is committed.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income consistent with safety of principal.

Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

   TARGETED DIVIDEND POLICY

   MainStay Government Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the 12-month period ending December 31, 2002, the Fund maintained a stable dividend. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/02
Class A           9.75%    6.63%     6.26%          6.86%
Class B           8.94%    5.85%     5.68%          6.51%
Class C           8.94%    5.85%     5.68%          6.51%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/02
Class A           4.81%    5.65%     5.78%          6.57%
Class B           3.94%    5.53%     5.68%          6.51%
Class C           7.94%    5.85%     5.68%          6.51%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                       SINCE INCEPTION
                   1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/02
Class A           67 out of   54 out of       n/a           46 out of
                 155 funds    123 funds                     87 funds
Class B          103 out of   101 out of   46 out of        23 out of
                 155 funds    123 funds    50 funds         26 funds
Class C          103 out of      n/a          n/a          100 out of
                 155 funds                                 127 funds
Average Lipper
general U.S.
government fund    9.88%        6.55%        6.54%         7.26%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

         NAV 12/31/02   INCOME    CAPITAL GAINS
Class A     $8.67       $0.3660      $0.0000
Class B     $8.66       $0.3022      $0.0000
Class C     $8.66       $0.3022      $0.0000

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Government Fund


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM INVESTMENTS (93.1%)+
ASSET-BACKED SECURITIES (4.8%)

AUTO LEASES (1.2%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05............  $6,750,000       $  6,850,940
                                                  ------------

AUTOMOBILES (1.3%)
Harley-Davidson Motorcycle
 Trust
 Series 2002-1 Class A2
 4.50%, due 1/15/10............   7,040,000          7,394,077
                                                  ------------

CONSUMER LOANS (0.4%)
Atlantic City Electric
 Transition Funding
 Series 2002-1 Class A4
 5.55%, due 10/20/23...........   2,275,000          2,309,739
                                                  ------------

ELECTRIC UTILITIES (1.5%)
Massachusetts RRB
 Special Purpose Trust
 Series 2001-1 Class A
 6.53%, due 6/1/13.............   8,173,140          9,082,917
                                                  ------------

HOME EQUITY LOANS (0.1%)
Southern Pacific Secured Assets
 Corp.
 Series 1997-1 Class A1
 1.62%, due 4/25/27 (a)........     406,648            406,723
                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Public Service of New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08.............   1,866,430          1,950,792
                                                  ------------
Total Asset-Backed Securities
 (Cost $26,503,553)............                     27,995,188
                                                  ------------
CORPORATE BONDS (2.5%)

DIVERSIFIED FINANCIALS (0.7%)
Ford Motor Credit Co.
 1.70%, due 6/20/03 (a)........   1,515,000          1,504,719
 6.50%, due 1/25/07............   2,515,000          2,484,113
                                                  ------------
                                                     3,988,832
                                                  ------------
ELECTRIC UTILITIES (1.0%)
Consumers Energy Co.
 6.00%, due 3/15/05............   3,680,000          3,647,789

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
ELECTRIC UTILITIES (CONTINUED)
PPL Energy Supply LLC
 Series A
 6.40%, due 11/1/11............  $2,490,000       $  2,477,142
                                                  ------------
                                                     6,124,931
                                                  ------------
MACHINERY (0.8%)
Attransco, Inc.
 Series 1998
 6.11%, due 10/1/07............   4,583,636          4,849,441
                                                  ------------
Total Corporate Bonds
 (Cost $14,822,626)............                     14,963,204
                                                  ------------
MORTGAGE-BACKED SECURITIES (2.8%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.8%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A1
 6.15%, due 5/15/35............   2,622,682          2,810,791
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30...........   1,839,132          1,982,311
 Series 1997-WF1 Class A2
 7.22%, due 7/15/29 (e)........   4,698,000          5,352,182
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31..........   3,270,000          3,634,203
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 8/20/30...........   2,304,059          2,475,958
                                                  ------------
Total Mortgage-Backed
 Securities
 (Cost $15,733,617)............                     16,255,445
                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (83.0%)

BEARER CORPORATE CONVERSION SYSTEM (1.0%)
 (zero coupon), due 11/15/11
 14.00%, beginning 11/15/06....   6,000,000          5,389,602
                                                  ------------

FEDERAL HOME LOAN BANK (1.0%)
 3.25%, due 8/15/05............   5,600,000          5,769,120
                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (6.5%)
 3.875%, due 2/15/05 (c).......   4,810,000          5,013,141
 4.875%, due 3/15/07...........   8,375,000          9,049,112
 6.25%, due 3/5/12.............  21,800,000         23,929,489
                                                  ------------
                                                    37,991,742
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
(MORTGAGE PASS-THROUGH SECURITIES) (6.3%)
 5.50%, due 1/1/32-12/1/32.....  $36,489,063      $ 37,247,591
                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.7%)
 5.25%, due 3/22/07-1/15/09....   9,300,000         10,005,490
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (29.3%)
 5.50%, due 1/1/17-2/1/17
 (c)...........................  47,097,323         48,898,837
 5.50%, due 1/17/17 TBA (b)....  14,900,000         15,435,476
 6.00%, due 12/1/16-11/1/32....  47,931,040         49,705,228
 6.50%, due 10/1/31 (c)........  13,031,156         13,574,477
 7.00%, due 7/1/31.............  10,588,631         11,137,589
 7.50%, due 1/1/30-8/1/31
 (d)...........................  31,666,822         33,763,237
                                                  ------------
                                                   172,514,844
                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (12.0%)
 6.00%, due 8/15/32-12/15/32
 (c)...........................  23,234,319         24,238,672
 6.50%, due 8/15/28-4/15/31....  23,008,011         24,179,502
 7.00%, due 9/15/31............   8,713,709          9,241,647
 7.50%, due 12/15/28-2/15/32...  11,814,510         12,627,813
                                                  ------------
                                                    70,287,634
                                                  ------------
OVERSEAS PRIVATE INVESTMENT CORPORATION (0.7%)
 3.64%, due 8/14/10............   4,303,331          4,346,364
                                                  ------------

UNITED STATES TREASURY BONDS (10.7%)
 6.25%, due 8/15/23-5/15/30
 (c)...........................  29,880,000         35,517,585
 6.875%, due 8/15/25 (c).......   3,650,000          4,616,538
 7.50%, due 11/15/16 (c).......   3,220,000          4,210,903
 8.75%, due 8/15/20 (c)........  12,550,000         18,530,853
                                                  ------------
                                                    62,875,879
                                                  ------------
UNITED STATES TREASURY NOTES (13.8%)
 3.25%, due 5/31/04............   2,850,000          2,925,927
 3.375%, due 1/15/07 (f).......  14,575,000         18,062,102
 4.375%, due 5/15/07 (c).......  10,025,000         10,765,126
 4.875%, due 2/15/12 (c).......   7,070,000          7,677,299
 5.75%, due 11/15/05-8/15/10
 (c)...........................  29,100,000         32,859,655
 6.00%, due 8/15/09 (c)........   7,820,000          9,091,970
                                                  ------------
                                                    81,382,079
                                                  ------------
Total U.S. Government & Federal
 Agencies
 (Cost $468,067,548)...........                    487,810,345
                                                  ------------
Total Long-Term Investments
 (Cost $525,127,344)...........                    547,024,182
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
SHORT-TERM INVESTMENTS (33.4%)
CORPORATE BONDS (5.9%)
General Electric Capital Corp.
 1.563%, due 1/28/04 (g).......  $20,000,000      $ 19,984,284
Liberty Light US Capital
 1.4176%, due 2/18/03(g).......  15,000,000         15,002,643
                                                  ------------
Total Corporate Bonds
 (Cost $34,986,927)............                     34,986,927
                                                  ------------

COMMERCIAL PAPER (10.2%)
Atlantic Asset Security Corp.
 1.5717%, due 1/3/03 (g).......   3,020,000          3,019,740
Atlantic Asset Security Corp.
 1.3692%, due 1/10/03 (g)......  17,010,000         17,004,259
Bryant Park Funding LLC
 1.6229%, due 1/2/03 (g).......   2,800,000          2,799,876
Fairway Finance Corp.
 1.5826%, due 1/10/03 (g)......  23,290,000         23,280,917
Hudson-American Realty
 Protection LLC
 1.523%, due 1/6/03 (g)........  11,235,000         11,232,659
Rhineland Funding Capital Corp.
 1.5229%, due 1/21/03 (g)......   2,348,000          2,346,043
                                                  ------------
Total Commercial Paper
 (Cost $59,683,494)............                     59,683,494
                                                  ------------

FEDERAL AGENCIES (7.7%)
Federal Home Loan Mortgage
 Corporation
 (Discount Note)
 1.23%, due 1/16/03............  10,000,000          9,994,874
 1.25%, due 1/23/03............  13,245,000         13,234,882
 1.26%, due 1/14/03............  13,975,000         13,968,635
                                                  ------------
                                                    37,198,391
                                                  ------------
Federal National Mortgage
 Association
 (Discount Note)
 1.00%, due 1/2/03.............   2,025,000          2,024,955
 1.28%, due 1/27/03............   6,160,000          6,154,303
                                                  ------------
                                                     8,179,258
                                                  ------------
Total Federal Agencies
 (Cost $45,377,649)............                     45,377,649
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund


                                   SHARES            VALUE
                                 -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
INVESTMENT COMPANIES (1.4%)
AIM Institutional Funds Group
 (g)...........................   1,945,575       $  1,945,575
Merrill Lynch Premier
 Institutional Fund............   6,605,000          6,605,000
                                                  ------------
Total Investment Companies
 (Cost $8,550,575).............                      8,550,575
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
MASTER NOTE (3.4%)
Bank of America LLC
 1.4374%, due 1/2/03 (g).......  $20,000,000        20,000,000
                                                  ------------
Total Master Note
 (Cost $20,000,000)............                     20,000,000
                                                  ------------

REPURCHASE AGREEMENT (4.8%)
Countrywide Securities Corp.
 1.3924%, dated 12/31/02,
 due 1/2/03
 Proceeds at maturity
 $28,002,165 (g)
 (Collateralized by
 $29,400,000 Countrywide
 Securities Corp.
 Asset Backed Security
 3.3197%, due 6/25/33
 Market Value $29,400,000).....  28,000,000         28,000,000
                                                  ------------
Total Repurchase Agreement
 (Cost $28,000,000)............                     28,000,000
                                                  ------------
Total Short-Term Investments
 (Cost $196,598,645)...........                    196,598,645
                                                  ------------
Total Investments
 (Cost $721,725,989) (h).......       126.5%       743,622,827(i)
Liabilities in Excess of
 Cash and Other Assets.........       (26.5)      (155,760,189)
                                 -----------      ------------
Net Assets.....................       100.0%      $587,862,638
                                 ===========      ============

-------
(a)  Floating rate. Rate shown is the rate in effect at
     December 31, 2002.
(b)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement.
(c)  Represents securities out on loan or a portion of which is out on loan. (See Note 2).
(d)  Segregated or partially segregated as collateral for
     TBA.
(e)  May be sold to institutional investors only.
(f)  Treasury Inflation Indexed Security-Pays a fixed rate of interest on a principal amount that is continuously
     adjusted for inflation based on the Consumer Price
     Index-Urban Consumers.
(g)  Represents security or a portion thereof, purchased with cash collateral received for securities on loan.
(h)  The cost for federal income tax purposes is
     $721,822,835.
(i)  At December 31, 2002 net unrealized appreciation was
     $21,799,992, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $22,009,763 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $209,771.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $721,725,989) including $142,104,081 of
  securities loaned.........................................       $ 743,622,827
Cash........................................................               4,260
Deposits with brokers for securities loaned.................              23,582
Receivables:
  Interest..................................................           4,697,575
  Fund shares sold..........................................           1,109,514
Other asset.................................................              25,117
                                                                   -------------
        Total assets........................................         749,482,875
                                                                   -------------
LIABILITIES:
Securities lending collateral...............................         144,639,578
Payables:
  Investment securities purchased...........................          15,188,687
  Fund shares redeemed......................................             712,233
  NYLIFE Distributors.......................................             434,760
  Manager...................................................             293,453
  Transfer agent............................................             241,771
  Trustees..................................................               6,839
  Custodian.................................................               5,722
Accrued expenses............................................              96,012
Dividends payable...........................................               1,182
                                                                   -------------
        Total liabilities...................................         161,620,237
                                                                   -------------
Net assets..................................................       $ 587,862,638
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     106,802
  Class B...................................................             551,508
  Class C...................................................              20,728
Additional paid-in capital..................................         617,561,529
Accumulated net investment loss.............................             (58,709)
Accumulated net realized loss on investments................         (52,216,058)
Net unrealized appreciation on investments..................          21,896,838
                                                                   -------------
Net assets..................................................       $ 587,862,638
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  92,581,434
                                                                   =============
Shares of beneficial interest outstanding...................          10,680,212
                                                                   =============
Net asset value per share outstanding.......................       $        8.67
Maximum sales charge (4.50% of offering price)..............                0.41
                                                                   -------------
Maximum offering price per share outstanding................       $        9.08
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 477,340,761
                                                                   =============
Shares of beneficial interest outstanding...................          55,150,786
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.66
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $  17,940,443
                                                                   =============
Shares of beneficial interest outstanding...................           2,072,801
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.66
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Interest (a)..............................................  $25,627,108
                                                              -----------
Expenses:
  Distribution--Class B.....................................    3,249,060
  Distribution--Class C.....................................       92,677
  Manager...................................................    3,104,474
  Transfer agent............................................    1,295,609
  Service--Class A..........................................      179,948
  Service--Class B..........................................    1,082,632
  Service--Class C..........................................       30,950
  Shareholder communication.................................      104,841
  Professional..............................................       91,488
  Recordkeeping.............................................       78,408
  Custodian.................................................       58,247
  Registration..............................................       41,501
  Trustees..................................................       27,662
  Miscellaneous.............................................       32,263
                                                              -----------
    Total expenses..........................................    9,469,760
                                                              -----------
Net investment income.......................................   16,157,348
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   13,384,281
Net change in unrealized appreciation on investments........   14,691,813
                                                              -----------
Net realized and unrealized gain on investments.............   28,076,094
                                                              -----------
Net increase in net assets resulting from operations........  $44,233,442
                                                              ===========

-------
(a) Includes securities lending income of $177,803.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2002            2001
                                                              -------------   -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 16,157,348    $  18,785,577
  Net realized gain on investments..........................    13,384,281       17,054,693
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    14,691,813      (10,882,747)
                                                              -------------   -------------
  Net increase in net assets resulting from operations......    44,233,442       24,957,523
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (3,148,466)      (2,397,758)
    Class B.................................................   (15,614,432)     (16,556,438)
    Class C.................................................      (453,946)        (297,833)
  Return of capital:
    Class A.................................................            --         (341,814)
    Class B.................................................            --       (2,359,233)
    Class C.................................................            --          (42,247)
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....   (19,216,844)     (21,995,323)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   207,805,168      135,129,711
    Class B.................................................   132,321,833       87,353,492
    Class C.................................................    14,085,627       10,286,389
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................     2,650,009        3,251,086
    Class B.................................................    12,557,843       14,988,182
    Class C.................................................       350,032          259,375
                                                              -------------   -------------
                                                               369,770,512      251,268,235
Cost of shares redeemed:
    Class A.................................................  (180,730,168)    (137,813,347)
    Class B.................................................   (99,780,727)     (97,243,713)
    Class C.................................................    (6,334,835)      (6,358,583)
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions.........................................    82,924,782        9,852,592
                                                              -------------   -------------
      Net increase in net assets............................   107,941,380       12,814,792
NET ASSETS:
Beginning of year...........................................   479,921,258      467,106,466
                                                              -------------   -------------
End of year.................................................  $587,862,638    $ 479,921,258
                                                              =============   =============
Accumulated net investment loss.............................  $    (58,709)   $    (180,564)
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                        ----------------------------------------------------------------
                                                                            Year ended December 31,
                                                        ----------------------------------------------------------------
                                                          2002          2001          2000          1999          1998
                                                        --------      --------      --------      --------      --------
Net asset value at beginning of period................  $   8.25      $   8.19      $   7.75      $   8.46      $   8.27
                                                        --------      --------      --------      --------      --------
Net investment income.................................      0.32          0.39(a)(d)     0.46(a)      0.42          0.43
Net realized and unrealized gain (loss) on
  investments.........................................      0.47          0.12(d)       0.45         (0.65)         0.24
                                                        --------      --------      --------      --------      --------
Total from investment operations......................      0.79          0.51          0.91         (0.23)         0.67
                                                        --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income..........................     (0.37)        (0.39)        (0.46)        (0.42)        (0.43)
  Return of capital...................................        --         (0.06)        (0.01)        (0.06)        (0.05)
                                                        --------      --------      --------      --------      --------
Total dividends and distributions.....................     (0.37)        (0.45)        (0.47)        (0.48)        (0.48)
                                                        --------      --------      --------      --------      --------
Net asset value at end of period......................  $   8.67      $   8.25      $   8.19      $   7.75      $   8.46
                                                        ========      ========      ========      ========      ========
Total investment return (b)...........................      9.75%         6.33%        12.20%        (2.81%)        8.32%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.............................      3.76%         4.71%(d)      5.89%         5.17%         5.20%
    Expenses..........................................      1.19%         1.17%         1.16%         1.13%         1.12%
Portfolio turnover rate...............................       117%          151%          324%          255%          371%
Net assets at end of period (in 000's)................  $ 92,581      $ 59,405      $ 58,674      $ 34,116      $ 22,189

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................    ($0.03)    ($0.03)    ($0.03)
Increase net realized and unrealized gains and losses.......      0.03       0.03       0.03
Decrease ratio of net investment income.....................     (0.37%)    (0.37%)    (0.37%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                          Class B                                                   Class C
    --------------------------------------------------------   --------------------------------------------------------------
                                                                                                                September 1,*
                      Year ended December 31,                             Year ended December 31,                  through
    --------------------------------------------------------   ----------------------------------------------   December 31,
      2002       2001           2000       1999       1998       2002       2001            2000       1999         1998
    --------   --------       --------   --------   --------   --------   --------        --------   --------   -------------
    $   8.24   $   8.18       $   7.73   $   8.44   $   8.25   $   8.24   $   8.18        $   7.73   $   8.44     $   8.43
    --------   --------       --------   --------   --------   --------   --------        --------   --------     --------
        0.26       0.33(a)(d)     0.40(a)    0.36       0.37       0.26       0.33(a)(d)      0.40(a)    0.36         0.12
        0.46       0.12(d)        0.46      (0.66)      0.24       0.46       0.12(d)         0.46      (0.66)        0.03
    --------   --------       --------   --------   --------   --------   --------        --------   --------     --------
        0.72       0.45           0.86      (0.30)      0.61       0.72       0.45            0.86      (0.30)        0.15
    --------   --------       --------   --------   --------   --------   --------        --------   --------     --------
       (0.30)     (0.34)         (0.41)     (0.36)     (0.37)     (0.30)     (0.34)          (0.41)     (0.36)       (0.12)
          --      (0.05)         (0.00)(c)  (0.05)     (0.05)        --      (0.05)          (0.00)(c)  (0.05)       (0.02)
    --------   --------       --------   --------   --------   --------   --------        --------   --------     --------
       (0.30)     (0.39)         (0.41)     (0.41)     (0.42)     (0.30)     (0.39)          (0.41)     (0.41)       (0.14)
    --------   --------       --------   --------   --------   --------   --------        --------   --------     --------
    $   8.66   $   8.24       $   8.18   $   7.73   $   8.44   $   8.66   $   8.24        $   8.18   $   7.73     $   8.44
    ========   ========       ========   ========   ========   ========   ========        ========   ========     ========
        8.94%      5.54%         11.49%     (3.60%)     7.52%      8.94%      5.54%          11.49%     (3.60%)       1.75%
        3.01%      3.96%(d)       5.14%      4.42%      4.45%      3.01%      3.96%(d)        5.14%      4.42%        4.45%+
        1.94%      1.92%          1.91%      1.88%      1.87%      1.94%      1.92%           1.91%      1.88%        1.87%+
         117%       151%           324%       255%       371%       117%       151%            324%       255%         371%
    $477,341   $411,271       $403,374   $483,495   $590,592   $ 17,940   $  9,245        $  5,059   $    532     $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last posted settlement price on the market where such options or futures are principally traded, and

Notes to Financial Statements

(c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net assets, in which case an adjustment may be made.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

MainStay Government Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

                  ACCUMULATED
 ACCUMULATED      NET REALIZED
NET INVESTMENT      LOSS ON         ADDITIONAL
     LOSS         INVESTMENTS     PAID-IN CAPITAL
--------------   --------------   ---------------
  $3,181,351      $62,166,384      $(65,347,735)

The reclassifications for the Fund are primarily due to paydown gain (loss), premium amortization adjustments, reclassification of distribution and expiration of capital loss carryforward.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                              2002           2001
                          ------------   ------------
Distributions paid from:
  Ordinary Income         $19,216,844    $19,252,029
  Return of Capital                --      2,743,294
                          -----------    -----------
                          $19,216,844    $21,995,323
                          ===========    ===========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE3--FEES AND RELATED PARTY TRANSACTIONS:
MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. Through March 11, 2002, the Manager had voluntarily established a fee breakpoint of 0.55% on assets in excess of $1 billion. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.60% annually on assets up to $1 billion and 0.55% annually on assets in excess of $1 billion. For the year ended December 31, 2002, the Manager earned from the Fund $3,104,474. It was not necessary for the Manager to waive part of its fee during the year.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets through March 11, 2002. Effective March 12, 2002, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% on assets up to $1 billion and 0.275% on assets in excess of $1 billion. To the extent that the Manager had voluntarily established a fee breakpoint prior to March 11, 2002, the Subadvisor had voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor

MainStay Government Fund

receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $7,688 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $14,519, $305,060 and $6,359, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $1,295,609.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in professional expenses as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $10,432 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $78,408 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

                                          TOTAL
ACCUMULATED CAPITAL     UNREALIZED     ACCUMULATED
 AND OTHER LOSSES      APPRECIATION        LOSS
-------------------   --------------   ------------
   $(52,177,920)       $21,799,992     $(30,377,928)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals and premium amortization adjustments.

At December 31, 2002 for federal income tax purposes, capital loss carryforwards of $52,177,920 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                                AMOUNT
AVAILABLE THROUGH                                                  (000'S)
                                                                   -------
2004........................................................       $13,291
2005........................................................         1,897
2007........................................................        30,060
2008........................................................         6,930
                                                                   -------
                                                                   $52,178
                                                                   =======

During the year ended December 31, 2002, for federal income tax purposes, the Fund utilized $12,741,078 to offset realized gain. The Fund also had capital loss carryforwards of $62,691,293 that expired.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of U.S. Government securities were $598,439 and $474,051, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $104,769 and $99,535, respectively.

As of December 31, 2002, the Fund had securities on loan with an aggregate market value of $142,104,081. The Fund received $144,639,578 in cash collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average

MainStay Government Fund

commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   YEAR ENDED                       YEAR ENDED
                                                DECEMBER 31, 2002                DECEMBER 31, 2001
                                           ---------------------------      ---------------------------
                                           CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                           -------   -------   -------      -------   -------   -------
Shares sold..............................   24,465    15,607    1,659        16,354    10,522    1,241
Shares issued in reinvestment of
  dividends and distributions............      314     1,491       41           394     1,816       31
                                           -------   -------    -----       -------   -------    -----
                                            24,779    17,098    1,700        16,748    12,338    1,272
Shares redeemed..........................  (21,296)  (11,840)    (749)      (16,714)  (11,762)    (769)
                                           -------   -------    -----       -------   -------    -----
Net increase.............................    3,483     5,258      951            34       576      503
                                           =======   =======    =====       =======   =======    =====

Report of Independent Accountants

To the Board of Trustees of the MainStay Funds and Shareholders of MainStay Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Government Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
YNot FDIC insured. Y No bank guarantee. Y May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSG11- 02/03
                                                    07

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Government Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Growth
                                                              Opportunities Fund versus S&P 500(R) Index,
                                                              Russell 1000(R) Index, and Inflation--Class
                                                              A, Class B, and Class C Shares                   4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/02      11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

-------


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Growth
Opportunities Fund versus S&P 500(R) Index,
Russell 1000(R) Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -29.67%, Since Inception -3.10%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                        9450.00               10000.00               10000.00                10000.00
12/98                                        11208.00               11366.00               11335.00                10115.00
12/99                                        14533.00               13759.00               13706.00                10386.00
12/00                                        14140.00               12508.00               12640.00                10736.00
12/01                                        11627.00               11022.00               11067.00                10902.00
12/02                                         8653.00                8586.00                8671.00                11167.00

CLASS B SHARES Total Returns: 1 Year -29.82%, Since Inception -3.06%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                       10000.00               10000.00               10000.00                10000.00
12/98                                        11800.00               11366.00               11335.00                10115.00
12/99                                        15199.00               13759.00               13706.00                10386.00
12/00                                        14673.00               12508.00               12640.00                10736.00
12/01                                        11972.00               11022.00               11067.00                10902.00
12/02                                         8670.00                8586.00                8671.00                11167.00

CLASS C SHARES Total Returns: 1 Year -26.86%, Since Inception -2.64%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                       10000.00               10000.00               10000.00                10000.00
12/98                                        11800.00               11366.00               11335.00                10115.00
12/99                                        15199.00               13759.00               13706.00                10386.00
12/00                                        14673.00               12508.00               12640.00                10376.00
12/01                                        11972.00               11022.00               11067.00                10902.00
12/02                                         8844.00                8686.00                8671.00                11167.00

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

-------
1 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500
  Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

3 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

In 2002, equity investors were generally disappointed by the U.S. stock market, which registered its third consecutive year of negative returns. Overall, smaller companies tended to outperform larger ones, and value stocks outperformed growth stocks at all capitalization levels. Still, the equity market was difficult for most participants, as the vast majority of stocks incurred losses for the year. Sector selection proved just as problematic, since all sectors of the market provided negative annual returns. Information technology and telecommunication services were among the weakest sectors.

The equity market's troubles were largely the result of lackluster economic growth, despite a Federal Reserve move to lower the cost of capital. Early in the year, many investors anticipated that low interest rates would translate into robust corporate earnings gains. As the year progressed, however, corporate spending restraint by risk-averse companies placed the burden of sustaining the economy squarely on the consumer.

Many homeowners refinanced their mortgages to take advantage of lower interest rates, which helped keep consumers spending through much of the year. Eventually, however, the weak economy and a declining stock market began to affect consumer confidence. By year-end, consumer spending had slowed, as evidenced by weaker-than-anticipated sales during the holiday season.

The risk premium for U.S. equities went up significantly during 2002, due to economic uncertainty and widespread concern about corporate accounting and governance. Geopolitical tensions also affected stock prices, and risk aversion became a key investment theme as investors focused on global terrorism, homeland security, and the potential for military engagement with Iraq.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Growth Opportunities Fund returned -25.58% for Class A shares and -26.12% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -23.49% return of the average Lipper(1) large-cap core fund over the same period. All share classes also underperformed the -22.10% return of the S&P 500 Index(2) and the -21.65% of the Russell 1000(R) Index(3) for the year 2002.

The Fund's relative performance was strong through the first three quarters of 2002. Poor relative performance in the fourth quarter, however, led to disappointing annual returns. Throughout the year, the Fund was positioned with a strong emphasis on companies with higher-quality earnings growth, but during the fourth quarter, stocks with low-quality earnings rallied. We remain

-------

1 See footnote and table on page 11 for more information about Lipper Inc.


2 See footnote on page 5 for more information about the S&P 500 Index.


3 See footnote on page 5 for more information about the Russell 1000 Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[FUND PERFORMANCE BAR CHART-CLASS A]

Year-end                 Total Return %
--------                 --------------
12/98                     18.60

12/99                     29.67

12/00                     -2.70

12/01                    -17.77

12/02                    -25.58

See footnote 1 on page 11 for more information on performance.


CLASS B AND CLASS C SHARES
[CLASS B AND C SHARES CHART]

Year-end                 Total Return %
--------                 --------------
12/98                     18.00

12/99                     28.80

12/00                     -3.46

12/01                    -18.41

12/02                    -26.12

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 11 for more information on performance.

committed to focusing the portfolio on higher-quality stocks, as we do not believe that the short-term run-up in lower-quality stocks was based on earnings fundamentals.

STRATEGY AND SECTOR ALLOCATION

Throughout most of 2002, the Fund was evenly positioned across growth and value stocks. At the start of the year, the Fund maintained a cyclical tilt, since we expected robust economic growth. Later, when we realized that corporate earnings disappointments and negative headlines about corporate accountability were creating selling pressure, we adjusted the portfolio toward higher-quality stocks with greater earnings visibility. Unfortunately, technical factors--spurred in part by the aggressive 50 basis point Federal Reserve easing move November 2002--led the market to rotate toward stocks with lower-quality earnings. Even so, the Fund's positions in the least cyclical sectors, namely health care and consumer staples, were its best relative performers for the annual period.

The Fund's shift from an overweighted to a slightly underweighted position among cyclical issues in the consumer discretionary sector also benefited performance. We correctly anticipated slower consumer spending during the second half of 2002. In light of current interest-rate levels, we believe that the secular trend toward lower interest rates that has benefited consumers over the last few decades has likely run its course. We also expect aging baby boomers to begin to increase their savings as they approach retirement over the next decade, which may reduce discretionary spending. During 2002, the Fund also benefited from a heavily underweighted position in the poorly performing information technology sector.

Since we expected a stronger economy to end the Federal Reserve's accommodative cycle, we underweighted financial stocks, which tend to underperform as interest rates rise. This decision proved to be unwise, since a sluggish economy and a declining stock market prompted a fourth-quarter Federal Reserve easing move, which helped financial stocks in general to outperform the S&P 500 Index.

STRONG AND WEAK PERFORMERS

Boston Scientific (+76%),(4) a maker of medical supplies used in minimally invasive surgery, was the Fund's strongest performer for the year. The stock benefited from rising earnings expectations, based on new products coming to the market in 2003. Defense contractor Lockheed Martin (+25%) was another strong performer, benefiting from the U.S. government's increased emphasis on defense spending and from several new defense contracts.

SLM (+25%), a student loan provider with strong market share, performed well when the company's lending programs provided solid earnings gains. Avon Products (+18%), a global manufacturer and marketer of beauty products, was able to generate strong earnings growth despite difficult currency translations from its Latin American business. Surgical and medical supply company Stryker (+15%) saw increased demand for its products that prompted earnings growth. Bank of America (+14%), the large banking and finance company, outperformed primarily due to strong results from its major lines of business.

The Fund's best-performing new purchase was International Game Technology (+11%), a leading manufacturer of casino-gaming equipment. With its strong market position, the company benefited from increasing product demand in an expanding portion of the hotels restaurants & leisure industry. Telecommunica-

-------

4 Unless otherwise indicated, returns are for the year ended December 31, 2002.

tions company Verizon performed well for the Fund during the second half of the year. It was up 20% for the period it was held by the Fund. We repurchased it at a lower price after selling the stock during the first half of 2002. In light of our earnings expectations for the company, we believed that the stock was undervalued.

One of the Fund's most disappointing holdings was electric utility TXU (-56%). The company's international operation deteriorated quickly, leading to a cash crunch that forced Texas Utilities to raise additional capital and reduce its dividend. Hospital management company Tenet Healthcare (-58%) was a poor performer, primarily as a result of its well-publicized Medicare billing scandal. Capital One Financial (-44%), a credit card provider, saw its stock price fall as the company was forced to increase loss reserves in its loan portfolio. Intel (-50%) suffered from weakness in the semiconductor industry, and Applied Materials (-35%) was hurt when the slowdown affected semiconductor machinery suppliers.

In a difficult market, strict selling disciplines can be as important as strict buying criteria. The Fund sold its holdings in cable operator Charter Communications and semiconductor manufacturer NVIDIA during the year. Since the stocks declined 91% and 80%, respectively, after the transactions, the sale decisions were two of the best we made for the Fund in 2002. Early in the year, we anticipated slower consumer demand and an increasingly competitive environment and decided to sell the Fund's position in supermarket operator Kroger. After the sale, the stock price declined by an additional 24%.

LOOKING AHEAD

We remain cautiously optimistic in our outlook for U.S. stocks. Hopefully, corporations will be able to generate earnings growth and a sustainable economic recovery will get underway. We believe that corporate earnings growth is likely to be gradual, as many companies are continuing to deleverage their balance sheets. While valuations remain high in some sectors of the stock market, we believe that generally speaking, valuations have become more reasonable. We will, of course, carefully monitor the potential conflict with Iraq and other geopolitical events that may impact the equity market and investor sentiment going forward.

As we enter 2003, the Fund is overweighted in both the health care and consumer staples sectors due to their superior earnings visibility. We believe that health care stocks may prosper in the new year, since a Republican congressional majority may help to improve the regulatory environment. Many of the Fund's consumer staples stocks should benefit from a weak U.S. dollar, given that a large percentage of their earnings come from overseas. The Fund remains underweighted in financials, since we see little room for additional Federal Reserve easing.

We would like to increase the Fund's exposure to the information technology sector, but are concerned that current valuations are high in light of embedded earnings expectations. We will likely wait until valuations are more in line with the equity market as a whole before we add to this sector.

Overall, we will continue to emphasize high-quality stocks with reasonable valuations and positive earnings-growth profiles. If we have learned anything in the bear market of the last few years, it is that we should not overestimate future earnings potential in a slow-growth economy.

We intend to increase the Fund's focus on dividends, as we closely monitor the yield of the Fund's portfolio as compared to the S&P 500 Index. We believe that dividends will become even more important in light of legislative proposals and the aging of baby boomers, who may ultimately rely on dividend income during their retirement years. No matter how the economy or the markets may move, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

Returns and Lipper Rankings as of 12/31/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A              -25.58%                       -1.90%
    Class B              -26.12%                       -2.64%
    Class C              -26.12%                       -2.64%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A              -29.67%                       -3.10%
    Class B              -29.82%                       -3.06%
    Class C              -26.86%                       -2.64%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                           1 YEAR          SINCE INCEPTION THROUGH 12/31/02
    Class A         673 out of 933 funds          99 out of 534 funds
    Class B         719 out of 933 funds         144 out of 534 funds
    Class C         719 out of 933 funds         260 out of 570 funds
    Average Lipper
    large-cap core
    fund                  -23.49%                    -4.35%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A     $9.02       $0.0000      $0.0000
    Class B     $8.71       $0.0000      $0.0000
    Class C     $8.71       $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay Growth Opportunities Fund

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (96.3%)+
AEROSPACE & DEFENSE (3.0%)
General Dynamics Corp. .........     13,900       $ 1,103,243
Lockheed Martin Corp. ..........     22,100         1,276,275
                                                  -----------
                                                    2,379,518
                                                  -----------
AUTOMOBILES (1.4%)
Harley-Davidson, Inc. ..........     24,300         1,122,660
                                                  -----------

BANKS (7.8%)
Bank of America Corp. ..........     14,350           998,330
Bank One Corp. .................     34,000         1,242,700
Compass Bancshares, Inc. .......     12,700           397,129
FleetBoston Financial Corp. ....     15,700           381,510
KeyCorp.........................     49,900         1,254,486
National Commerce Financial
 Corp. .........................     15,600           372,060
U.S. Bancorp....................     38,500           816,970
Wells Fargo & Co. ..............     13,900           651,493
                                                  -----------
                                                    6,114,678
                                                  -----------
BEVERAGES (1.6%)
Anheuser-Busch Cos., Inc. ......     25,900         1,253,560
                                                  -----------

BIOTECHNOLOGY (1.9%)
Amgen, Inc. (a).................     31,400         1,517,876
                                                  -----------
CHEMICALS (2.6%)
E.I. du Pont de Nemours & Co. ..     21,100           894,640
PPG Industries, Inc. ...........     23,000         1,153,450
                                                  -----------
                                                    2,048,090
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
First Data Corp. ...............     24,500           867,545
                                                  -----------
COMMUNICATIONS EQUIPMENT (2.4%)
Cisco Systems, Inc. (a).........     60,900           797,790
Motorola, Inc. .................     39,800           344,270
Nokia Corp. ADR (b).............     46,600           722,300
                                                  -----------
                                                    1,864,360
                                                  -----------
COMPUTERS & PERIPHERALS (1.1%)
Dell Computer Corp. (a).........     31,300           836,962
                                                  -----------

DIVERSIFIED FINANCIALS (5.9%)
American Express Co. ...........     32,300         1,141,805
Citigroup, Inc. ................     34,397         1,210,430
Countrywide Financial Corp. ....      9,300           480,345
SLM Corp. ......................     17,750         1,843,515
                                                  -----------
                                                    4,676,095
                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
Verizon Communications, Inc. ...     25,900         1,003,625
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
ELECTRIC UTILITIES (1.0%)
Consolidated Edison, Inc. ......     18,900       $   809,298
                                                  -----------

ENERGY EQUIPMENT & SERVICES (1.5%)
Baker Hughes, Inc. .............     26,000           836,940
ENSCO International, Inc. ......     12,900           379,905
                                                  -----------
                                                    1,216,845
                                                  -----------
FOOD & DRUG RETAILING (2.5%)
CVS Corp. ......................     28,300           706,651
SYSCO Corp. ....................     42,500         1,266,075
                                                  -----------
                                                    1,972,726
                                                  -----------
FOOD PRODUCTS (2.6%)
Kellogg Co. ....................     35,900         1,230,293
Unilever N.V. ..................     13,800           851,598
                                                  -----------
                                                    2,081,891
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES (6.7%)
Baxter International, Inc. .....     40,800         1,142,400
Boston Scientific Corp. (a).....     47,500         2,019,700
Medtronic, Inc. ................     17,300           788,880
Stryker Corp. ..................     19,700         1,322,264
                                                  -----------
                                                    5,273,244
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (3.7%)
Anthem, Inc. (a)................     20,300         1,276,870
HCA, Inc. ......................     20,000           830,000
WellPoint Health Networks,
 Inc. (a).......................     11,700           832,572
                                                  -----------
                                                    2,939,442
                                                  -----------
HOTELS, RESTAURANTS & LEISURE (2.1%)
International Game
 Technology (a).................      6,400           485,888
MGM MIRAGE (a)..................     11,700           385,749
Starwood Hotels & Resorts
 Worldwide, Inc. ...............     34,600           821,404
                                                  -----------
                                                    1,693,041
                                                  -----------
HOUSEHOLD DURABLES (1.2%)
Newell Rubbermaid, Inc. ........     31,400           952,362
                                                  -----------

HOUSEHOLD PRODUCTS (2.7%)
Colgate-Palmolive Co. ..........     18,600           975,198
Procter & Gamble Co. (The)......     13,800         1,185,972
                                                  -----------
                                                    2,161,170
                                                  -----------
INDUSTRIAL CONGLOMERATES (3.5%)
3M Co. .........................     11,700         1,442,610
General Electric Co. ...........     53,400         1,300,290
                                                  -----------
                                                    2,742,900
                                                  -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

INSURANCE (3.0%)

Allstate Corp. (The)............     45,500       $ 1,683,045
American International
 Group, Inc. ...................     12,200           705,770
                                                  -----------
                                                    2,388,815
                                                  -----------
INTERNET & CATALOG RETAIL (0.6%)
eBay, Inc. (a)..................      6,700           454,394
                                                  -----------
IT CONSULTING & SERVICES (1.5%)
Computer Sciences Corp. (a).....     12,100           416,845
Sungard Data Systems,
 Inc. (a).......................     32,700           770,412
                                                  -----------
                                                    1,187,257
                                                  -----------
MACHINERY (3.9%)
Eaton Corp. ....................     18,000         1,405,980
Illinois Tool Works, Inc. ......     13,900           901,554
ITT Industries, Inc. ...........     12,900           782,901
                                                  -----------
                                                    3,090,435
                                                  -----------
MEDIA (4.0%)
AOL Time Warner, Inc. (a).......     51,600           675,960
Clear Channel Communications,
 Inc. (a).......................     20,300           756,987
New York Times Co. (The) Class
 A..............................     21,400           978,622
Viacom, Inc. Class B (a)........     18,500           754,060
                                                  -----------
                                                    3,165,629
                                                  -----------
MULTILINE RETAIL (1.5%)
Wal-Mart Stores, Inc. ..........     23,100         1,166,781
                                                  -----------

OIL & GAS (3.5%)
ConocoPhillips..................     18,900           914,571
ExxonMobil Corp. ...............     25,000           873,500
Occidental Petroleum Corp. .....     33,300           947,385
                                                  -----------
                                                    2,735,456
                                                  -----------
PAPER & FOREST PRODUCTS (1.3%)
International Paper Co. ........     29,100         1,017,627
                                                  -----------
PERSONAL PRODUCTS (1.9%)
Avon Products, Inc. ............     27,800         1,497,586
                                                  -----------

PHARMACEUTICALS (7.3%)
Abbott Laboratories.............     29,100         1,164,000
Johnson & Johnson...............     26,300         1,412,573
Lilly (Eli) & Co. ..............     12,200           774,700
Mylan Laboratories, Inc. .......     12,300           429,270
Pharmacia Corp. ................     35,300         1,475,540
Schering-Plough Corp. ..........     21,400           475,080
                                                  -----------
                                                    5,731,163
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
REAL ESTATE (1.0%)
Equity Residential..............     32,400       $   796,392
                                                  -----------

ROAD & RAIL (1.3%)
Union Pacific Corp. ............     16,700           999,829
                                                  -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
Applied Materials, Inc. (a).....     59,200           771,376
Intel Corp. ....................     66,300         1,032,291
                                                  -----------
                                                    1,803,667
                                                  -----------
SOFTWARE (3.2%)
Electronic Arts, Inc. (a).......     12,200           607,194
Intuit, Inc. (a)................      8,100           380,052
Microsoft Corp. (a).............     29,000         1,499,300
                                                  -----------
                                                    2,486,546
                                                  -----------
SPECIALTY RETAIL (2.4%)
AutoZone, Inc. (a)..............     14,100           996,165
TJX Cos., Inc. (The)............     44,200           862,784
                                                  -----------
                                                    1,858,949
                                                  -----------
Total Common Stocks
 (Cost $79,390,556).............                   75,908,414
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENT (4.3%)

COMMERCIAL PAPER (4.3%)
UBS Finance Delaware LLC
 1.20%, due 1/2/03..............  $3,367,000        3,366,888
                                                  -----------
Total Short-Term Investment
 (Cost $3,366,888)..............                    3,366,888
                                                  -----------
Total Investments
 (Cost $82,757,444) (c).........      100.6%       79,275,302(d)
Liabilities in Excess of Cash
 and Other Assets...............       (0.6)         (477,388)
                                  ----------      -----------
Net Assets......................      100.0%      $78,797,914
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  ADR-American Depositary Receipt.
(c)  The cost for federal income tax purposes is $82,855,285.
(d)  At December 31, 2002, net unrealized depreciation was
     $3,579,983, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $3,934,357 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $7,514,340.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $82,757,444)..............................................       $ 79,275,302
Cash........................................................                706
Receivables:
  Dividends and interest....................................            149,213
  Fund shares sold..........................................             73,694
Other assets................................................              7,095
Unamortized organization expense............................              5,633
                                                                   ------------
        Total assets........................................         79,511,643
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................            393,565
  Fund shares redeemed......................................             99,680
  Transfer agent............................................             91,908
  NYLIFE Distributors.......................................             49,493
  Manager...................................................             36,791
  Professional..............................................             11,232
  Custodian.................................................              2,864
  Trustees..................................................                940
Accrued expenses............................................             27,256
                                                                   ------------
        Total liabilities...................................            713,729
                                                                   ------------
Net assets..................................................       $ 78,797,914
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     31,759
  Class B...................................................             55,623
  Class C...................................................              1,980
Additional paid-in capital..................................        116,655,512
Accumulated net realized loss on investments................        (34,464,818)
Net unrealized depreciation on investments..................         (3,482,142)
                                                                   ------------
Net assets..................................................       $ 78,797,914
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 28,639,304
                                                                   ============
Shares of beneficial interest outstanding...................          3,175,871
                                                                   ============
Net asset value per share outstanding.......................       $       9.02
Maximum sales charge (5.50% of offering price)..............               0.52
                                                                   ------------
Maximum offering price per share outstanding................       $       9.54
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 48,434,376
                                                                   ============
Shares of beneficial interest outstanding...................          5,562,251
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.71
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,724,234
                                                                   ============
Shares of beneficial interest outstanding...................            198,017
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.71
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  1,270,526
  Interest..................................................        51,684
                                                              ------------
    Total income............................................     1,322,210
                                                              ------------
Expenses:
  Manager...................................................       654,351
  Transfer agent............................................       540,900
  Distribution--Class B.....................................       447,840
  Distribution--Class C.....................................        13,137
  Service--Class A..........................................        80,038
  Service--Class B..........................................       149,280
  Service--Class C..........................................         4,379
  Shareholder communication.................................        45,809
  Professional..............................................        36,010
  Recordkeeping.............................................        33,991
  Registration..............................................        29,054
  Custodian.................................................        19,514
  Amortization of organization expense......................        13,490
  Trustees..................................................         8,000
  Miscellaneous.............................................        22,150
                                                              ------------
    Total expenses before reimbursement.....................     2,097,943
  Expense reimbursement from Manager........................       (94,568)
                                                              ------------
    Net expenses............................................     2,003,375
                                                              ------------
Net investment loss.........................................      (681,165)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (18,412,322)
Net change in unrealized appreciation on investments........    (9,712,182)
                                                              ------------
Net realized and unrealized loss on investments.............   (28,124,504)
                                                              ------------
Net decrease in net assets resulting from operations........  $(28,805,669)
                                                              ============

-------

(a)  Dividends recorded net of foreign withholding taxes of $1,582.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (681,165)   $ (1,066,590)
  Net realized loss on investments..........................  (18,412,322)    (14,706,029)
  Net change in unrealized appreciation on investments......   (9,712,182)     (8,506,176)
                                                              ------------   ------------
  Net decrease in net assets resulting from operations......  (28,805,669)    (24,278,795)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   14,219,392       6,796,136
    Class B.................................................    8,949,625      14,489,535
    Class C.................................................    1,202,762         653,976
                                                              ------------   ------------
                                                               24,371,779      21,939,647
  Cost of shares redeemed:
    Class A.................................................   (7,164,908)     (6,568,060)
    Class B.................................................  (15,108,651)    (15,736,874)
    Class C.................................................     (614,541)       (814,757)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    1,483,679      (1,180,044)
                                                              ------------   ------------
      Net decrease in net assets............................  (27,321,990)    (25,458,839)
NET ASSETS:
Beginning of year...........................................  106,119,904     131,578,743
                                                              ------------   ------------
End of year.................................................  $78,797,914    $106,119,904
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                         ----------------------------------------------------------------
                                                                                                               June 1*
                                                                    Year ended December 31,                    through
                                                         ----------------------------------------------      December 31,
                                                          2002         2001         2000         1999            1998
                                                         -------      -------      -------      -------      ------------
Net asset value at beginning of period.............      $ 12.12      $ 14.74      $ 15.37      $ 11.86        $ 10.00
                                                         -------      -------      -------      -------        -------
Net investment loss (a)............................        (0.02)       (0.05)       (0.04)       (0.02)         (0.05)
Net realized and unrealized gain (loss) on
  investments......................................        (3.08)       (2.57)       (0.38)        3.54           1.91
                                                         -------      -------      -------      -------        -------
Total from investment operations...................        (3.10)       (2.62)       (0.42)        3.52           1.86
                                                         -------      -------      -------      -------        -------
Less distributions to shareholders:
  From net realized gain on investments............           --           --        (0.17)       (0.01)            --
  In excess of net realized gain on
    investments: ..................................           --           --        (0.04)          --             --
                                                         -------      -------      -------      -------        -------
Total distributions to shareholders................           --           --        (0.21)       (0.01)            --
                                                         -------      -------      -------      -------        -------
Net asset value at end of period...................      $  9.02      $ 12.12      $ 14.74      $ 15.37        $ 11.86
                                                         =======      =======      =======      =======        =======
Total investment return (b)........................       (25.58%)     (17.77%)      (2.70%)      29.67%         18.60%
Ratios (to average net assets)
  Supplemental Data:
    Net investment loss............................        (0.24%)      (0.42%)      (0.26%)      (0.16%)        (1.09%)+
    Net expenses...................................         1.65%        1.58%        1.49%        1.59%          2.53%+
    Expenses (before reimbursement)................         1.75%        1.58%        1.49%        1.59%          2.53%+
Portfolio turnover rate............................          130%          95%          70%          72%            32%
Net assets at end of period (in 000's).............      $28,639      $31,389      $38,040      $26,214        $13,293

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                          Class B                                               Class C
    ----------------------------------------------------   -------------------------------------------------
                                              June 1*                                          September 1**
           Year ended December 31,            through           Year ended December 31,           through
    -------------------------------------   December 31,   ---------------------------------   December 31,
     2002      2001      2000      1999         1998        2002     2001     2000     1999        1998
    -------   -------   -------   -------   ------------   ------   ------   ------   ------   -------------
    $ 11.79   $ 14.45   $ 15.19   $ 11.80     $ 10.00      $11.79   $14.45   $15.19   $11.80      $ 9.22
    -------   -------   -------   -------     -------      ------   ------   ------   ------      ------
      (0.10)    (0.15)    (0.15)    (0.11)      (0.08)      (0.10)   (0.15)   (0.15)   (0.11)      (0.06)
      (2.98)    (2.51)    (0.38)     3.51        1.88       (2.98)   (2.51)   (0.38)    3.51        2.64
    -------   -------   -------   -------     -------      ------   ------   ------   ------      ------
      (3.08)    (2.66)    (0.53)     3.40        1.80       (3.08)   (2.66)   (0.53)    3.40        2.58
    -------   -------   -------   -------     -------      ------   ------   ------   ------      ------
         --        --     (0.17)    (0.01)         --          --       --    (0.17)   (0.01)         --
         --        --     (0.04)       --          --          --       --    (0.04)      --          --
    -------   -------   -------   -------     -------      ------   ------   ------   ------      ------
         --        --     (0.21)    (0.01)         --          --       --    (0.21)   (0.01)         --
    -------   -------   -------   -------     -------      ------   ------   ------   ------      ------
    $  8.71   $ 11.79   $ 14.45   $ 15.19     $ 11.80      $ 8.71   $11.79   $14.45   $15.19      $11.80
    =======   =======   =======   =======     =======      ======   ======   ======   ======      ======
     (26.12%)  (18.41%)   (3.46%)   28.80%      18.00%     (26.12%) (18.41%)  (3.46%)  28.80%      27.98%
      (0.99%)   (1.17%)   (1.01%)   (0.91%)     (1.84%)+    (0.99%)  (1.17%)  (1.01%)  (0.91%)     (1.84%)+
       2.40%     2.33%     2.24%     2.34%       3.28%+      2.40%    2.33%    2.24%    2.34%       3.28%+
       2.50%     2.33%     2.24%     2.34%       3.28%+      2.50%    2.33%    2.24%    2.34%       3.28%+
        130%       95%       70%       72%         32%        130%      95%      70%      72%         32%
    $48,434   $73,048   $91,246   $58,937     $12,351      $1,724   $1,683   $2,293   $  806      $   --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but

Notes to Financial Statements

not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager if such prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Growth Opportunities Fund

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and paid-in-capital arising permanent differences; net assets at December 31, 2002, are not affected.

                 ACCUMULATED
 ACCUMULATED     NET REALIZED
NET INVESTMENT     LOSS ON        ADDITIONAL
     LOSS        INVESTMENTS    PAID-IN-CAPITAL
--------------   ------------   ---------------
   $681,165         $2,690         $(683,855)

The reclassifications for the Fund are primarily due to real estate investment trusts gain (loss), nondeductible expenses (organization costs) and net operating losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's Manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2002, the Manager earned from the Fund $654,351 and reimbursed the Fund for $94,568.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $581 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $988, $105,472 and $1,440, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002, amounted to $540,900.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay Growth Opportunities Fund

CAPITAL. At December 31, 2002, New York Life held shares of Class A with a net asset value of $8,240,807. This represents 28.8% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,801 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $33,991 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     DEPRECIATION         LOSS
-------------------   ------------   -----------------
   $(30,869,217)      $(3,579,983)     $(34,449,200)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $30,869,217 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS                                          AMOUNT
     AVAILABLE THROUGH                                        (000'S)
------------------------------------------------------------  -------
     2009...................................................  $14,676
     2010...................................................   16,193
                                                              -------
                                                              $30,869

In addition, the Fund intends to elect to treat for federal income tax purposes $3,497,760 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $117,535 and $117,078, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of ..075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                       YEAR ENDED
                                                     DECEMBER 31, 2002                DECEMBER 31, 2001
                                                ---------------------------      ---------------------------
                                                CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                                -------   -------   -------      -------   -------   -------
Shares sold...................................   1,271       891      118          534      1,152       50
Shares redeemed...............................    (685)   (1,523)     (63)        (525)    (1,273)     (66)
                                                 -----    ------      ---         ----     ------      ---
Net increase (decrease).......................     586      (632)      55            9       (121)     (16)
                                                 =====    ======      ===         ====     ======      ===

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Growth Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Growth Opportunities Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1 As of December 31, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved. MSGP11- 02/03
                                                               21

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Growth Opportunities Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3



                                                              $10,000 Invested in MainStay High Yield
                                                              Corporate Bond Fund versus Credit Suisse
                                                              First Boston(TM) High Yield Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4



                                                              Portfolio Management Discussion and Analysis     5



                                                              Year-by-Year Performance                         6



                                                              Returns and Lipper Rankings as of 12/31/02      11



                                                              Portfolio of Investments                        12



                                                              Financial Statements                            25



                                                              Notes to Financial Statements                   30



                                                              Report of Independent Accountants               43



                                                              Trustees and Officers                           44



                                                              The MainStay(R) Funds                           47

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

$10,000 Invested in MainStay High Yield
Corporate Bond Fund versus Credit Suisse
First Boston(TM) High Yield Index and Inflation

CLASS A SHARES Total Returns: 1 Year -5.24%, 5 Years 0.45%, 10 Years 7.08%

[Class A Shares LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
                                                  CORPORATE BOND FUND         HIGH YIELD INDEX(1)          INFLATION (CPI)(2)
                                                  -------------------      --------------------------      ------------------
12/92                                                   9550.00                     10000.00                    10000.00
12/93                                                  11618.00                     11891.00                    10282.00
12/94                                                  11792.00                     11775.00                    10548.00
12/95                                                  14183.00                     13822.00                    10817.00
12/96                                                  16499.00                     15539.00                    11182.00
12/97                                                  18513.00                     17501.00                    11372.00
12/98                                                  18896.00                     17603.00                    11558.00
12/99                                                  20848.00                     18180.00                    11868.00
12/00                                                  19496.00                     17233.00                    12268.00
12/01                                                  19982.00                     18230.00                    12458.00
12/02                                                  19827.00                     18782.00                    12761.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -5.99%, 5 Years 0.38%, 10 Years 6.99% Class C Total Returns: 1 Year -2.43%, 5 Years 0.62%, 10 Years 6.99% [Class B Shares LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
                                                  CORPORATE BOND FUND         HIGH YIELD INDEX(1)          INFLATION (CPI)(2)
                                                  -------------------      --------------------------      ------------------
12/92                                                    10000                       10000                        10000
12/93                                                    12165                       11891                        10282
12/94                                                    12347                       11775                        10548
12/95                                                    14781                       13822                        10817
12/96                                                    17084                       15539                        11182
12/97                                                    19057                       17501                        11372
12/98                                                    19306                       17603                        11558
12/99                                                    21143                       18180                        11868
12/00                                                    19621                       17233                        12268
12/01                                                    19959                       18230                        12458
12/02                                                    19652                       18782                        12761

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/41/94 based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Credit Suisse First Boston(TM) High Yield Index is an unmanaged, market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

Although 2002 was generally a positive year for income investors, most of the advances were in high-grade sectors. A broad sell-off in the stock market during the second and third quarters led to a flight to quality. Although U.S. Treasuries and investment-grade bonds enjoyed strong returns, high-yield bonds had more modest results.

Early high-yield gains were largely offset when corporate accounting scandals and other misconduct captured headlines later in the period. As the Enron debacle continued to unwind, WorldCom, Qwest, Adelphia Communications, and Xerox all suffered major setbacks. Although the accounting problems were company-specific, the fallout was widespread, as investors began to question the accuracy and transparency of financial statements issued by American corporations.

The third quarter saw Treasury securities rise by 11.1% and the S&P 500(R) Index(1) drop by 17.3%. In an attempt to stabilize both the economy and the markets, the Federal Reserve took action in November, reducing the targeted federal funds rate by 50 basis points to an unusually low 1.25%. The stock market responded favorably, and several sectors that had been particularly weak during most of the year staged strong recoveries. High-yield bonds, which often tend to track equity results, also rallied in the fourth quarter of 2002.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay High Yield Corporate Bond Fund returned -0.78% for Class A shares and -1.53% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -1.76% return of the average Lipper(2) high current yield fund over the same period. All share classes underperformed the 3.01% return of the Credit Suisse First Boston(TM) High Yield Index(3) for the year ended December 31, 2002.

The Fund saw strong performance in the nondurable segments of the consumer discretionary sector, including several companies in the hotels restaurants & leisure industry. Media companies with diversified interests also contributed positively to the Fund's performance. The Fund's weakest performing sectors for 2002 included telecommunication services and utilities. Companies in broadcasting and cable TV also detracted from the Fund's overall performance.

STRONG AND WEAK PERFORMERS
Over the course of 2002, the Fund's strongest-performing holdings included Medaphis, Crown Cork & Seal, Alaris Medical, and Sovereign Bank. Each of these companies benefited from strong operations, positive cash flow, and an

-------                                                                        5
1 "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2 See footnote and table on page 11 for more information about Lipper Inc.
3 See footnote on page 4 for more information about the Credit Suisse First
  Boston High Yield Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[CLASS A SHARES LINE GRAPH]

Year-end                                                                    CLASS A SHARES
                                                                      --------------------------
12/92                                                                            21.65
12/93                                                                            21.65
12/94                                                                             1.50
12/95                                                                            20.28
12/96                                                                            16.33
12/97                                                                            12.20
12/98                                                                             2.07
12/99                                                                            10.33
12/00                                                                            -6.48
12/01                                                                             2.49
12/02                                                                            -0.78

Returns reflect the historical performance of the Class B shares through 12/94. See footnote 1 on page 11 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B SHARES LINE GRAPH]

Year-end                                                              CLASS B AND CLASS C SHARES
-----                                                                 --------------------------
12/92                                                                            21.65
12/93                                                                            21.65
12/94                                                                             1.50
12/95                                                                            19.71
12/96                                                                            15.58
12/97                                                                            11.55
12/98                                                                             1.31
12/99                                                                             9.51
12/00                                                                            -7.20
12/01                                                                             1.72
12/02                                                                            -1.53

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 11 for more information on performance.


improving outlook. Medaphis, a leading provider of billing services to physicians, saw improvements in its core physician's service business. Crown Cork & Seal benefited by raising prices, reducing working capital, and paying off debt that was nearing maturity. Alaris Medical successfully launched a new line of products that was well received in the marketplace. The company also completed a refinancing that alleviated investor concerns. Sovereign Bank benefited from low interest rates, which prompted high levels of mortgage origination and refinancing.

Not all of the Fund's holdings had such positive results. Among the Fund's weakest holdings were Adelphia Communications, Charter Communications, and PG&E National Energy Group. Adelphia Communications bonds suffered from a liquidity crisis when accounting fraud and other forms of misconduct were discovered. Charter Communications was caught in the downdraft that followed. PG&E National Energy Group's debt traded sharply downward when merchant-power prices collapsed during the company's massive construction program. With earnings and cash flow declining, the company lost its investment-grade rating in August 2002, then shocked the credit markets by disclosing over $2 billion of potential contingent liabilities that were triggered by the rating downgrades. The company plans to restructure.

OTHER STRATEGIC POSITIONING

Airlines were relatively strong early in the year, but the Fund's holdings in Delta Air Lines and Northwest came under pressure in August when US Airways filed for bankruptcy and financial problems came to light at UAL. We believe that Delta can still benefit from its low cost structure relative to other major carriers and that Northwest has strength in both its young fleet and its attractive routes.

The hotels restaurants & leisure industry provided solid returns throughout most of 2002, with strong performance from Hilton Hotels, Hollywood Park, Venetian Casino, Pinnacle Entertainment, and Vail Resorts, among others. Health care holdings performed well in the first half, with strong performances from HCA, Manor Care, and Team Health. By year-end, two of the Fund's health care holdings were among its top performers, and several had contributed positively to the Fund's performance for 2002.

Utilities suffered through much of 2002, and an overweighted position in the sector detracted from the Fund's performance. Among the Fund's utility holdings were AES, Mirant, Calpine, and Western Resources. Although some of the setbacks during the year were severe, we believe that eventually the market will realize the opportunities that have been created by lower valuations.

The Fund had holdings in a number of energy companies during 2002, and values fluctuated over the course of the year as geopolitical tensions and other factors shaped energy prices and demand. Among the Fund's positions were Comstock Resources, El Paso, Parker Drilling, Plains Exploration & Production, and Vintage Petroleum. In the fourth quarter of 2002, the Fund's energy holdings generally provided lackluster performance. Petroleum Geo Services, an oil services company, suffered from weak prices and high leverage. Although the company was unable to complete a deleveraging merger with Veritas, we expect the company to either sell assets or otherwise restructure to improve its debt coverage.

Telecommunication services holdings were generally weak through most of 2002. Although the Fund did not own WorldCom bonds, it held positions in Qwest, Sprint, AT&T Wireless, Millicom International, and US Unwired, all of which suffered during the first half of the year. The Fund's telecommunications holdings revived in the second half of 2002 and were among the Fund's strongest holdings in the fourth quarter when the market became more accepting of risk. Qwest Communications, which was the Fund's largest holding as of December 31, 2002, made a positive contribution to performance as efforts to repair the company's balance sheet and build asset coverage for bondholders were recognized by the market. Some of the Fund's holdings in the wireless telecommunication services industry were particularly strong as the year came to a close.

In the fourth quarter, information technology stocks showed a substantial turnaround, but high-yield bonds of information technology companies continued to lag as the poor economy continued to drag on cash flows. Several investment-grade information technology companies traded at high-yield valuations well in advance of downgrades to high-yield status. The Fund's investments in Avaya, Nortel, and Lucent were penalized along with the industry, but we believe these issuers are managing their cash flows better and are positioned to benefit when the economy begins to recover in earnest.

SIGNIFICANT PURCHASES AND SALES

Significant purchases for the year included: Qwest, FrontierVision, Owens-Brockway Glass, Pacific Gas & Electric, and Vintage Petroleum. Most of these purchases had a positive impact on the Fund's performance for the period the securities were held in the Fund. Although FrontierVision was in default at year-end, we believe that the Fund may be able to recover some of the value of its position.

Significant sales for the year included Paxson, Regional Independent Media, Great Central Mines, PSEG Energy Holdings, and Crown Cork & Seal. Each of these holdings benefited the Fund's performance during the period the securities were held in the Fund.

LOOKING AHEAD

The prospects for the economy remain somewhat uncertain. With higher unemployment and increasing personal debt, it's possible that consumer spending could weaken, making it difficult to maintain a robust economy. On the other hand, consumers have proven resilient over time, and the housing market is holding up reasonably well. As we move into 2003, the high-yield asset class is experiencing positive in-flows. Since many corporations have reduced their spending and many individual investors have been sitting on the sidelines, there may be more investment capital available than recent performance may suggest.

Barring a protracted global recession, we continue to see high-yield corporate bonds as an attractive investment. Yield spreads remain at historically wide levels. Unless the economy goes back into a recession, default rates should continue to decline from their recent highs. Whatever the markets or the economy may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation will remain a secondary objective.

Donald E. Morgan
J. Matthew Philo
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

   NONTAXABLE DISTRIBUTION

   As far as possible, MainStay High Yield Corporate Bond Fund seeks to distribute a monthly dividend reflecting the amount of investment income earned by the Fund, excluding currency gains or losses. During the year ended December 31, 2002, lower interest rates, reduced issuance, higher default rates, and the lower yields of new issues have led to reduced earnings potential for the Fund. As a result, a portion of the dividends paid in 2002, have been reclassified as a return of capital. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2002 Form 1099-DIV for the total amounts of their distributions that are taxable and nontaxable.

Returns and Lipper Rankings as of 12/31/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/02
Class A              -0.78%    1.38%     7.58%          7.97%
Class B              -1.53%    0.62%     6.99%          7.62%
Class C              -1.53%    0.62%     6.99%          7.62%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/02
Class A              -5.24%    0.45%     7.08%          7.67%
Class B              -5.99%    0.38%     6.99%          7.62%
Class C              -2.43%    0.62%     6.99%          7.62%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                           SINCE INCEPTION
                       1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/02
Class A              171 out of   40 out of      n/a             7 out of
                     379 funds    188 funds                     91 funds
Class B              209 out of   57 out of      2 out           3 out of
                     379 funds    188 funds     of              31 funds
                                                53 funds
Class C              209 out of   n/a            n/a            66 out of
                     379 funds                                 231 funds
Average Lipper high
current yield fund     -1.76%       -1.41%      4.60%          6.14%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV 12/31/02   INCOME   RETURN OF CAPITAL
    Class A     $4.95       $.5133        $.0466
    Class B     $4.94       $.4771        $.0433
    Class C     $4.94       $.4771        $.0433

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after 12/31/94, based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after 8/31/98 based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/02.
  INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MainStay High Yield Corporate Bond Fund

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
LONG-TERM BONDS (84.0%)+
ASSET-BACKED SECURITIES (1.7%)

AIRPLANE LEASES (0.0%) (B)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1
 8.97%, due 1/2/15.........  $   2,239,797      $      1,129,888
                                                ----------------

ELECTRIC UTILITIES (1.0%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (d).....     19,080,000            17,570,581
 Series 1999-B
 9.67%, due 1/2/29.........     16,765,000            14,541,123
                                                ----------------
                                                      32,111,704
                                                ----------------
MEDIA (0.2%)
United Artists Theatre
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (e).....      5,530,169             5,198,359
                                                ----------------

MULTILINE RETAIL (0.0%) (B)
Kmart Corp.
 Pass-Through Certificates
 Series 1995-K3
 8.54%, due 1/2/15
 (f)(g)....................      4,111,432             1,562,344
                                                ----------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)....     29,970,000            15,884,100
                                                ----------------
Total Asset-Backed
 Securities
 (Cost $73,863,356)........                           55,886,395
                                                ----------------
CONVERTIBLE BONDS (6.5%)

BIOTECHNOLOGY (0.1%)
CuraGen Corp.
 6.00%, due 2/2/07.........      1,465,000               939,431
Vertex Pharmaceuticals,
 Inc.
 5.00%, due 9/19/07........      1,055,000               795,206
                                                ----------------
                                                       1,734,637
                                                ----------------
COMMUNICATIONS EQUIPMENT (1.7%)
Brocade Communications
 Systems, Inc.
 2.00%, due 1/1/07.........      5,295,000             3,739,594
CIENA Corp.
 3.75%, due 2/1/08.........     25,805,000            18,063,500

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Juniper Networks, Inc.
 4.75%, due 3/15/07........  $  25,240,000      $     19,687,200
Nortel Networks Corp.
 4.25%, due 9/1/08.........      5,465,000             2,882,788
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c)....     14,580,000             9,896,175
                                                ----------------
                                                      54,269,257
                                                ----------------
COMPUTERS & PERIPHERALS (0.3%)
Quantum Corp.
 7.00%, due 8/1/04.........      9,865,000             8,779,850
                                                ----------------

CONSTRUCTION & ENGINEERING (0.1%)
Shaw Group, Inc.
 (zero coupon), due
 5/1/21....................      5,180,000             2,991,450
                                                ----------------

DIVERSIFIED FINANCIALS (0.1%)
Providian Financial Corp.
 3.25%, due 8/15/05........      6,205,000             4,645,994
                                                ----------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
At Home Corp.
 4.75%, due 12/15/06
 (f)(g)....................     60,905,767             8,526,807
KPNQwest N.V.
 10.00%, due 3/15/12
 (f)(h)....................  E   4,282,000                11,234
Premiere Technologies, Inc.
 5.75%, due 7/1/04.........  $  11,750,000            10,222,500
                                                ----------------
                                                      18,760,541
                                                ----------------
ENERGY EQUIPMENT & SERVICES (0.0%) (B)
Parker Drilling Co.
 5.50%, due 8/1/04.........        943,000               875,811
                                                ----------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Capstar Hotel Co.
 4.75%, due 10/15/04.......      3,663,000             3,058,605
                                                ----------------

MEDIA (0.2%)
Adelphia Communications
 Corp.
 6.00%, due 2/15/06 (f)....     23,250,000             2,034,375
Cox Communications, Inc.
 0.4259%, due 4/19/20......      2,130,000               969,150
Interpublic Group of Cos.,
 Inc. (The)
 (zero coupon), due
 12/14/21..................        445,000               349,325
 1.80%, due 9/16/04........      5,000,000             4,381,250
                                                ----------------
                                                       7,734,100
                                                ----------------
METALS & MINING (0.1%)
Algoma Steel, Inc.
 1.00%, due 12/31/30
 (f)(i)....................     10,371,000             3,474,285

12
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
CONVERTIBLE BONDS (CONTINUED)

METALS & MINING (CONTINUED)
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (j).....  $   1,135,000      $      1,129,738
                                                ----------------
                                                       4,604,023
                                                ----------------
PHARMACEUTICALS (0.3%)
ICN Pharmaceuticals, Inc.
 6.50%, due 7/15/08........     11,880,000             9,652,500
                                                ----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.2%)
Advanced Micro Devices,
 Inc.
 4.75%, due 2/1/22.........     16,990,000            10,661,225
LSI Logic Corp.
 4.00%, due 2/15/05........     30,390,000            27,199,050
 4.00%, due 11/1/06........     10,000,000             8,200,000
PMC-Sierra, Inc.
 3.75%, due 8/15/06........     16,720,000            12,623,600
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05........     17,330,000            14,557,200
                                                ----------------
                                                      73,241,075
                                                ----------------
SOFTWARE (0.1%)
QuadraMed Corp.
 5.25%, due 5/1/05.........      4,205,000             2,570,306
                                                ----------------
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c)....  E  15,270,000             7,251,013
 2.00%, due 12/16/06 (c)...      7,103,000             3,261,076
 2.00%, due 4/3/07 (c).....     20,230,000             9,022,479
                                                ----------------
                                                      19,534,568
                                                ----------------
Total Convertible Bonds
 (Cost $250,586,750).......                          212,452,717
                                                ----------------
CORPORATE BONDS (57.4%)

AEROSPACE & DEFENSE (0.3%)
BE Aerospace, Inc.
 9.50%, due 11/1/08........  $   1,000,000               760,000
K&F Industries, Inc.
 9.625%, due 12/15/10
 (c).......................      8,985,000             9,142,238
Sequa Corp.
 Series B
 8.875%, due 4/1/08........      1,795,000             1,714,225
                                                ----------------
                                                      11,616,463
                                                ----------------

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
AIRLINES (1.6%)
Delta Air Lines, Inc.
 Series C
 6.65%, due 3/15/04........  $   8,925,000      $      7,497,000
 8.30%, due 12/15/29.......     20,623,000            12,167,570
 9.25%, due 3/15/22........      9,000,000             5,850,000
 10.375%, due 12/15/22.....      4,685,000             3,045,250
Northwest Airlines, Inc.
 8.52%, due 4/7/04.........      8,400,000             7,098,000
 9.875%, due 3/15/07.......     25,450,000            16,288,000
                                                ----------------
                                                      51,945,820
                                                ----------------
AUTO COMPONENTS (0.9%)
Hayes Lemmerz
 International, Inc.,
 Series B
 8.25%, due 12/15/08
 (f)(g)....................      8,210,000               184,725
 9.125%, due 7/15/07
 (f)(g)....................      2,500,000                56,250
Mark IV Industries, Inc.
 7.50%, due 9/1/07.........     36,020,000            28,816,000
Rexnord Corp.
 10.125%, due 12/15/12
 (c).......................      1,015,000             1,040,375
                                                ----------------
                                                      30,097,350
                                                ----------------
BANKS (0.4%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08.........     12,765,000            12,669,263
                                                ----------------

CHEMICALS (1.4%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26........      3,185,000             2,452,450
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09.......      6,160,000             3,880,800
Millennium America, Inc.
 7.625%, due 11/15/26......      5,960,000             4,954,250
Sovereign Specialty
 Chemicals, Inc.
 11.875%, due 3/15/10......     11,750,000            10,575,000
Terra Capital, Inc.
 12.875%, due 10/15/08.....     21,820,000            23,456,500
                                                ----------------
                                                      45,319,000
                                                ----------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07........      6,422,300             6,422,300
American Color Graphics,
 Inc.
 12.75%, due 8/1/05........     16,000,000            15,760,000
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05.......     19,566,000            16,044,120
                                                ----------------
                                                      38,226,420
                                                ----------------
COMMUNICATIONS EQUIPMENT (0.9%)
Avaya, Inc.
 11.125%, due 4/1/09.......      8,445,000             7,642,725

                                                                              13
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
CORPORATE BONDS (CONTINUED)
COMMUNICATIONS EQUIPMENT (CONTINUED)
Lucent Technologies, Inc.
 6.45%, due 3/15/29........  $  28,605,000      $     12,586,200
 6.50%, due 1/15/28........      5,485,000             2,413,400
 7.25%, due 7/15/06........      7,560,000             4,271,400
NorthEast Optic Network,
 Inc.
 12.75%, due 8/15/08 (f)...     34,369,000             2,405,830
                                                ----------------
                                                      29,319,555
                                                ----------------
CONSTRUCTION & ENGINEERING (0.4%)
URS Corp.
 11.50%, due 9/15/09 (c)...     14,800,000            13,172,000
                                                ----------------
CONTAINERS & PACKAGING (1.0%)
Owens-Brockway Glass
 Container, Inc.
 8.875%, due 2/15/09.......     24,495,000            25,229,850
Owens-Illinois, Inc.
 7.80%, due 5/15/18........      9,730,000             8,270,500
                                                ----------------
                                                      33,500,350
                                                ----------------
DIVERSIFIED FINANCIALS (3.1%)
Caithness Coso Funding
 Corp.
 Series B
 9.05%, due 12/15/09.......     24,730,503            24,235,893
Cedar Brakes II LLC
 9.875%, due 9/1/13........     50,893,535            37,661,216
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11.......     15,484,000            13,944,736
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09.......     28,155,000             9,713,475
IPC Acquisition Corp.
 11.50%, due 12/15/09......     18,900,000            16,254,000
                                                ----------------
                                                     101,809,320
                                                ----------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05 (f)...     16,915,000               507,450
Nextel International, Inc.
 13.00%, due 11/15/09
 (e)(h)....................     19,398,225            14,354,687
NTL Communications Corp.
 9.875%, due 11/15/09
 (f).......................  E  10,515,000             1,048,272
NTL, Inc.
 Series B
 (zero coupon), due 4/1/08
 9.75%, beginning 4/1/03
 (f).......................  $   3,840,000               307,200
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04........     14,315,000            12,024,600
 7.75%, due 2/15/31........      1,560,000               873,600
Qwest Corp.
 7.625%, due 6/9/03........     21,820,000            21,383,600
 8.875%, due 3/15/12 (c)...     30,555,000            29,638,350

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Services Corp.
 13.00%, due 12/15/07
 (c).......................  $  11,631,400      $     11,980,342
 13.50%, due 12/15/10
 (c).......................     14,709,175            15,297,542
 14.00%, due 12/15/14
 (c).......................      3,721,350             3,981,845
Sprint Capital Corp.
 5.875%, due 5/1/04........     10,780,000            10,672,200
 7.90%, due 3/15/05........      2,785,000             2,812,850
 8.75%, due 3/15/32........     12,660,000            12,027,000
U.S. West Capital Funding,
 Inc.
 6.25%, due 7/15/05........      8,415,000             6,395,400
U.S. West Communications,
 Inc.
 5.625%, due 11/15/08......      1,420,000             1,207,000
 7.20%, due 11/1/04........      8,040,000             7,638,000
 8.875%, due 6/1/31........      3,595,000             3,235,500
                                                ----------------
                                                     155,385,438
                                                ----------------
ELECTRICAL EQUIPMENT (0.9%)
Knowles Electronics
 Holdings, Inc.
 13.125%, due 10/15/09.....     27,250,000            15,805,000
Mirant Americas Generation
 LLC
 7.20%, due 10/1/08........      4,675,000             2,220,625
 8.30%, due 5/1/11.........      1,325,000               629,375
 8.50%, due 10/1/21........      3,325,000             1,479,625
 9.125%, due 5/1/31........      5,190,000             2,309,550
Thomas & Betts Corp.
 6.625%, due 5/7/08........      7,050,000             6,436,812
                                                ----------------
                                                      28,880,987
                                                ----------------
ELECTRONIC COMPONENTS, INSTRUMENTS (0.6%)
UCAR Finance, Inc.
 10.25%, due 2/15/12.......     23,780,000            18,905,100
                                                ----------------

ENERGY EQUIPMENT & SERVICES (1.4%)
Grant Prideco, Inc.
 9.00%, due 12/15/09 (c)...      6,370,000             6,624,800
Halliburton Co.
 1.93%, due 7/16/03 (k)....     19,470,000            18,983,250
 6.00%, due 8/1/06.........     13,150,000            13,413,000
 8.75%, due 2/15/21........      3,145,000             3,145,000
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06.......      1,500,000             1,522,500
 Series B
 10.125%, due 11/15/09.....      2,255,000             2,322,650
                                                ----------------
                                                      46,011,200
                                                ----------------
FOOD PRODUCTS (0.9%)
Chiquita Brands
 International, Inc.
 10.56%, due 3/15/09.......     13,444,000            13,763,295
Dole Foods Co., Inc.
 7.875%, due 7/15/13.......      2,445,000             2,359,662
Swift & Co.
 10.125%, due 10/1/09
 (c).......................     12,685,000            11,987,325
                                                ----------------
                                                      28,110,282
                                                ----------------

14
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
CORPORATE BONDS (CONTINUED)
GAS UTILITIES (0.3%)
El Paso Energy Partners
 L.P.
 7.80%, due 8/1/31.........  $   8,515,000      $      8,706,588
                                                ----------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
ALARIS Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning
 8/1/03....................     32,300,000            29,716,000
 9.75%, due 12/1/06........     17,460,000            17,460,000
dj Orthopedics, LLC
 12.625%, due 6/15/09......     15,045,000            14,894,550
                                                ----------------
                                                      62,070,550
                                                ----------------
HEALTH CARE PROVIDERS & SERVICES (5.1%)
Columbia/HCA Healthcare
 Corp.
 7.50%, due 11/15/95 (d)...     54,125,000            50,484,065
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (f)...     23,920,000            14,352,000
Genesis Health Ventures,
 Inc.
 6.8063%, due 4/2/07 (k)...        833,580               775,229
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (e)(l)....................     52,015,000            27,307,875
Manor Care, Inc.
 7.50%, due 6/15/06........        400,000               415,447
 8.00%, due 3/1/08.........      6,265,000             6,609,575
Medaphis Corp.
 Series B
 9.50%, due 2/15/05........     44,149,000            42,603,785
Service Corp. International
 6.875%, due 10/1/07.......      1,615,000             1,477,725
 7.70%, due 4/15/09........      2,000,000             1,880,000
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.......     21,085,000            21,822,975
Unilab Finance Corp.
 12.75%, due 10/1/09.......        486,000               566,190
                                                ----------------
                                                     168,294,866
                                                ----------------
HOTELS, RESTAURANTS & LEISURE (3.6%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07......     11,433,000             9,946,710
Capstar Hotel Co.
 8.75%, due 8/15/07........      1,460,000               978,200
El Comandante Capital Corp.
 11.75%, due 12/15/03
 (e)(f)....................     17,186,051             9,796,049
FRI-MRD Corp.
 12.00%, due 1/31/05
 (e)(h)(l)(m)..............     42,766,286            23,949,120

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
President Casinos, Inc.
 12.00%, due 9/15/03
 (c)(e)(f)(m)..............  $   7,567,000      $      5,296,900
President Riverboat
 Casinos, Inc.
 13.00%, due 9/15/03
 (e)(f)(m).................     16,273,000             7,729,675
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15......     18,405,000            16,932,600
Trump Atlantic City
 Funding, Inc.
 11.25%, due 5/1/06........      4,140,000             3,229,200
Vail Resorts, Inc.
 8.75%, due 5/15/09........     13,150,000            13,478,750
Venetian Casino Resort LLC
 11.00%, due 6/15/10.......     23,035,000            24,071,575
Wheeling Island Gaming,
 Inc.
 10.125%, due 12/15/09.....      4,270,000             4,398,100
                                                ----------------
                                                     119,806,879
                                                ----------------
HOUSEHOLD DURABLES (0.1%)
Foamex L.P.
 10.75%, due 4/1/09 (c)....      3,930,000             2,751,000
                                                ----------------

INTERNET SOFTWARE & SERVICES (0.2%)
Globix Corp.
 11.00%, due 5/1/08
 (c)(e)(n).................      8,896,662             6,405,596
PSINet, Inc.
 Series B
 10.00%, due 2/15/05 (f)...      2,700,000                81,000
 11.00%, due 8/1/09 (f)....     21,125,000               633,750
 11.50%, due 11/1/08 (f)...     15,305,000               459,150
                                                ----------------
                                                       7,579,496
                                                ----------------
IT CONSULTING & SERVICES (0.2%)
Unisys Corp.
 8.125%, due 6/1/06........      7,194,000             7,499,744
                                                ----------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Hasbro, Inc.
 5.60%, due 11/1/05........         85,000                82,449
Phoenix Color Corp.
 10.375%, due 2/1/09.......      7,535,000             6,404,750
                                                ----------------
                                                       6,487,199
                                                ----------------
MACHINERY (0.1%)
Dresser, Inc.
 9.375%, due 4/15/11.......      2,565,000             2,577,825
Thermadyne Holdings Corp.
 9.875%, due 6/1/08
 (f)(g)....................        650,000               175,500
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03
 (f)(g)....................      2,585,000                12,925
                                                ----------------
                                                       2,766,250
                                                ----------------

                                                                              15
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
CORPORATE BONDS (CONTINUED)
MEDIA (9.2%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03
 (e)(f)....................  $  43,290,000      $      9,956,700
Adelphia Communications
 Corp.
 Series B
 9.25%, due 10/1/04 (f)....      1,820,000               673,400
 10.25%, due 11/1/06 (f)...      5,010,000             1,878,750
 10.25%, due 6/15/11 (f)...     18,565,000             7,147,525
AMC Entertainment, Inc.
 9.50%, due 3/15/09........        485,000               480,150
Charter Communications
 Holdings, LLC
 (zero coupon), due 1/15/10
 11.75%, beginning
 1/15/05...................     36,730,000            10,835,350
 (zero coupon), due 5/15/11
 11.75%, beginning
 5/15/06...................     27,485,000             6,871,250
 8.625%, due 4/1/09........      1,645,000               732,025
 10.00%, due 4/1/09........        765,000               340,425
 10.00%, due 5/15/11.......     11,991,000             5,335,995
Comcast Cable
 Communications, Inc.
 6.20%, due 11/15/08.......      4,330,000             4,483,191
 6.75%, due 1/30/11........      9,335,000             9,712,927
 8.125%, due 5/1/04........      3,075,000             3,238,814
 8.875%, due 5/1/17........      3,265,000             3,804,009
Continental Cablevision,
 Inc.
 8.875%, due 9/15/05.......     14,719,000            16,020,572
 9.00%, due 9/1/08.........      2,105,000             2,400,016
 9.50%, due 8/1/13.........      8,440,000             9,772,963
Dex Media East LLC
 9.875%, due 11/15/09
 (c).......................      7,185,000             7,687,950
 12.125%, due 11/15/12
 (c).......................      8,905,000             9,862,288
FrontierVision Operating
 Partners, L.P.
 11.00%, due 10/15/06
 (f).......................     25,535,000            20,044,975
 11.875%, due 9/15/07
 (f).......................     10,605,000             5,938,800
 Series B
 11.875%, due 9/15/07
 (f).......................      4,495,000             2,517,200
Garden State Newspapers,
 Inc.
 Series B
 8.75%, due 10/1/09........      3,755,000             3,811,325
General Media, Inc.
 15.00%, due 3/29/04
 (e)(f)(o1)................         22,253            14,492,266
Houghton Mifflin Co.
 7.125%, due 4/1/04........      2,040,000             2,131,800
 7.20%, due 3/15/11........      9,495,000             9,400,050
Jacobs Entertainment Co.
 11.875%, due 2/1/09.......      8,750,000             9,056,250
Jones Intercable, Inc.
 8.875%, due 4/1/07........     10,360,000            11,065,858

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
MEDIA (CONTINUED)
Key3Media Group, Inc.
 11.25%, due 6/15/11 (f)...  $  14,120,000      $        847,200
LIN Television Corp.
 8.00%, due 1/15/08........      1,530,000             1,619,888
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning
 1/15/06...................     64,005,000            40,643,175
Radio Unica Corp.
 11.75%, due 8/1/06........     24,123,000            12,453,498
Time Warner Entertainment
 Co.
 6.625%, due 5/15/29.......      2,340,000             2,151,451
 7.25%, due 9/1/08.........      3,945,000             4,279,319
 8.375%, due 3/15/23.......     11,715,000            13,182,666
 8.375%, due 7/15/33.......     13,425,000            15,201,651
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (f)...    148,670,000             7,433,500
 Series D
 14.00%, due 5/15/06 (f)...     27,050,000             1,352,500
Young Broadcasting, Inc.
 8.50%, due 12/15/08.......      9,000,000             9,292,500
Ziff Davis Media, Inc.
 Series B
 12.00%, due 8/12/09.......     13,427,300             4,850,612
                                                ----------------
                                                     303,000,784
                                                ----------------
METALS & MINING (0.6%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06.......        750,000               750,938
Neenah Corp.
 Series B
 11.125%, due 5/1/07.......     12,030,000             3,789,450
 Series D
 11.125%, due 5/1/07.......      7,495,000             2,360,925
 Series F
 11.125%, due 5/1/07.......      9,605,000             3,025,575
Ormet Corp.
 11.00%, due 8/15/08
 (c)(f)....................     12,885,000             6,700,200
United States Steel LLC
 10.75%, due 8/1/08........      5,625,000             5,540,625
                                                ----------------
                                                      22,167,713
                                                ----------------
MULTI-UTILITIES & UNREGULATED POWER (2.7%)
AES Corp. (The)
 10.00%, due 12/12/05
 (c).......................     23,755,000            22,567,250
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11
 (f).......................     74,940,000            28,477,200
Western Resources, Inc.
 6.25%, due 8/15/18........     24,505,000            23,524,800
 6.875%, due 8/1/04........      7,700,000             7,007,000
 7.875%, due 5/1/07........      2,170,000             2,197,124
Xcel Energy, Inc.
 7.00%, due 12/1/10........      7,585,000             6,523,100
                                                ----------------
                                                      90,296,474
                                                ----------------

16
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
CORPORATE BONDS (CONTINUED)
OFFICE ELECTRONICS (0.7%)
Xerox Corp.
 Series E
 5.25%, due 12/15/03.......  $     880,000      $        851,400
 5.50%, due 11/15/03.......     12,530,000            12,216,750
 7.20%, due 4/1/16.........      1,800,000             1,350,000
 9.75%, due 1/15/09 (c)....      9,495,000             9,115,200
                                                ----------------
                                                      23,533,350
                                                ----------------
OIL & GAS (2.9%)
Chesapeake Energy Corp.
 7.75%, due 1/15/15 (c)....      3,045,000             3,029,775
 Series B
 8.50%, due 3/15/12........      5,033,000             5,209,155
Comstock Resources, Inc.
 11.25%, due 5/1/07........     16,715,000            17,717,900
Energy Corp. of America
 Series A
 9.50%, due 5/15/07........     17,432,000            10,807,840
Petro Stopping Centers
 Holdings, L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning
 8/1/04....................     22,805,000             9,834,656
Plains Exploration &
 Production Co.
 8.75%, due 7/1/12 (c).....      6,000,000             6,240,000
Texas Gas Transmission
 Corp.
 8.625%, due 4/1/04........     10,045,000             9,994,775
Transcontinental Gas
 Pipeline Corp.
 Series B
 7.00%, due 8/15/11........        475,000               432,250
 8.875%, due 7/15/12 (c)...        555,000               555,000
Vintage Petroleum, Inc.
 8.25%, due 5/1/12.........     29,905,000            31,101,200
                                                ----------------
                                                      94,922,551
                                                ----------------
PAPER & FOREST PRODUCTS (1.7%)
Fort James Corp.
 6.625%, due 9/15/04.......      8,115,000             7,871,550
Georgia-Pacific Corp.
 7.25%, due 6/1/28.........        430,000               331,100
 8.25%, due 3/1/23.........      3,245,000             2,628,450
 8.875%, due 5/15/31.......      5,000,000             4,300,000
 9.50%, due 5/15/22........      8,050,000             7,124,250
 9.625%, due 3/15/22.......     10,915,000             9,768,925
 9.875%, due 11/1/21.......     19,190,000            17,271,000
Pope & Talbot, Inc.
 8.375%, due 6/1/13........      7,240,000             6,280,700
                                                ----------------
                                                      55,575,975
                                                ----------------
PERSONAL PRODUCTS (1.2%)
Herbalife International,
 Inc.
 11.75%, due 7/15/10 (c)...     11,475,000            11,460,657

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
PERSONAL PRODUCTS (CONTINUED)
Jafra Cosmetics
 International, Inc.
 11.75%, due 5/1/08........  $  26,275,000      $     27,194,625
                                                ----------------
                                                      38,655,282
                                                ----------------
PHARMACEUTICALS (0.1%)
MedPartners, Inc.
 7.375%, due 10/1/06.......      2,246,000             2,290,920
                                                ----------------

REAL ESTATE (3.6%)
CB Richard Ellis Services,
 Inc.
 11.25%, due 6/15/11.......     25,180,000            23,165,600
Crescent Real Estate
 Equities L.P.
 7.50%, due 9/15/07........     45,772,000            44,398,840
LNR Property Corp.
 Series B
 9.375%, due 3/15/08.......     14,186,000            13,902,280
 10.50%, due 1/15/09.......      7,050,000             7,120,500
MeriStar Hospitality Corp.
 9.00%, due 1/15/08........      2,225,000             1,958,000
Omega Healthcare Investors,
 Inc.
 6.95%, due 8/1/07.........     14,320,000            12,198,822
Senior Housing Properties
 Trust
 8.625%, due 1/15/12.......     16,615,000            16,365,775
                                                ----------------
                                                     119,109,817
                                                ----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.2%)
ON Semiconductor Corp.
 12.00%, due 5/15/08 (c)...     10,470,000             7,695,450
                                                ----------------

SPECIALTY RETAIL (0.6%)
Gap, Inc. (The)
 5.625%, due 5/1/03........        205,000               205,513
 6.90%, due 9/15/07........     18,466,000            18,004,350
                                                ----------------
                                                      18,209,863
                                                ----------------
WIRELESS TELECOMMUNICATION SERVICES (2.6%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11........      6,925,000             2,077,500
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning
 2/15/05...................     44,085,000             7,935,300
AT&T Wireless Services,
 Inc.
 8.125%, due 5/1/12........      6,185,000             6,215,925
 8.75%, due 3/1/31.........     12,755,000            12,499,900
COLO.COM
 13.875%, due 3/15/10
 (c)(f)(g)(m)(o2)..........         15,895               635,800
Dobson Communications Corp.
 10.875%, due 7/1/10.......     16,545,000            13,980,525
Loral CyberStar, Inc.
 10.00%, due 7/15/06.......     34,610,000            12,805,700
PageMart Nationwide, Inc.
 15.00%, due 2/1/05
 (e)(f)(g)(m)..............     19,425,000                 1,943

                                                                              17
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
CORPORATE BONDS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (e)(f)(g)(m)..............  $  30,445,000      $          3,045
TSI Telecommunication
 Services, Inc.
 Series B
 12.75%, due 2/1/09........     31,825,000            28,324,250
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning
 11/1/04...................     23,800,000             1,428,000
                                                ----------------
                                                      85,907,888
                                                ----------------
Total Corporate Bonds
 (Cost $2,385,101,553).....                        1,892,297,187
                                                ----------------
FOREIGN BONDS (6.0%)

AIR FREIGHT & LOGISTICS (0.0%) (B)
Pegasus Shipping (Hellas)
 Ltd.
 Promissory Note
 8.30%, due 1/31/04
 (e)(f)(l)(m)..............        585,483                    59
                                                ----------------

CHEMICALS (0.1%)
Acetex Corp.
 10.875%, due 8/1/09.......      3,745,000             3,969,700
                                                ----------------

COMMERCIAL SERVICES & SUPPLIES (1.0%)
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning
 7/15/06...................     37,150,000            21,036,188
 11.125%, due 7/15/11......      9,230,000             8,503,138
Xerox Capital (Europe) PLC
 5.875%, due 5/15/04.......      2,455,000             2,344,525
                                                ----------------
                                                      31,883,851
                                                ----------------
COMMUNICATIONS EQUIPMENT (0.7%)
Marconi Corp. PLC
 5.625%, due 3/30/05 (f)...  E   1,000,000               157,410
 7.75%, due 9/15/10 (f)....  $  11,975,000             1,856,125
 8.375%, due 9/15/30 (f)...     28,470,000             4,412,850
Nortel Networks Ltd.
 6.125%, due 2/15/06.......     22,350,000            14,974,500
                                                ----------------
                                                      21,400,885
                                                ----------------
DIVERSIFIED FINANCIALS (1.3%)
Hollinger Participation
 Trust
 12.125%, due 11/15/10
 (c)(n)....................     36,531,635            34,339,737

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Pacific & Atlantic
 (Holdings), Inc.
 10.50%, due 12/31/07
 (c)(e)(f)(h)..............  $  24,736,692      $      9,925,598
                                                ----------------
                                                      44,265,335
                                                ----------------
HOUSEHOLD DURABLES (0.0%) (B)
Amatek Industries Property
 Ltd.
 14.50%, due 2/15/09
 (c)(e)(n).................            381                   419
                                                ----------------

MARINE (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
 (c)(e)(f).................     10,425,000             3,153,563
                                                ----------------

MEDIA (1.0%)
Cablevision S.A.
 12.50%, due 3/2/03
 (c)(f)....................        685,000               164,400
CanWest Media, Inc.
 10.625%, due 5/15/11......      5,986,000             6,390,055
Supercanal Holdings, S.A.
 11.50%, due 5/15/05
 (c)(e)(f).................      3,845,000                96,125
TDL Infomedia Group PLC
 12.125%, due 10/15/09
 (p).......................  L  12,755,000            22,020,721
United Pan-Europe
 Communications N.V.
 11.25%, due 2/1/10 (f)....  E   9,643,000               505,968
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04
 (f).......................  $  47,920,000             2,875,200
 Series B
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05
 (f).......................      7,800,000               468,000
                                                ----------------
                                                      32,520,469
                                                ----------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Calpine Canada Energy
 Finance ULC
 8.50%, due 5/1/08.........     36,325,000            15,801,375
                                                ----------------

OIL & GAS (0.4%)
Baytex Energy Ltd.
 10.50%, due 2/15/11.......     13,955,000            14,652,750
                                                ----------------

ROAD & RAIL (0.5%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 12.50%, due 6/15/12 (c)...     16,240,000            16,402,400
                                                ----------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Stena AB
 9.625%, due 12/1/12 (c)...     10,150,000            10,479,875
                                                ----------------

18
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
FOREIGN BONDS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rogers Wireless
 Communications, Inc.
 9.625%, due 5/1/11........  $   4,687,000      $      4,429,215
                                                ----------------
Total Foreign Bonds
 (Cost $295,706,273).......                          198,959,896
                                                ----------------
LOAN ASSIGNMENTS & PARTICIPATIONS (4.0%)

AUTO COMPONENTS (0.1%)
Global Motorsport Group,
 Inc.
 Bank debt, Tranche B
 9.25%, due 10/31/05
 (e)(k)(l).................      4,776,692             3,104,850
                                                ----------------

CHEMICALS (0.0%)(B)
United Industries Corp.
 Bank debt, Term Loan
 4.67%, due 1/20/05
 (e)(k)(l).................        970,778               962,890
                                                ----------------
CONTAINERS & PACKAGING (0.8%)
Crown Cork & Seal Co., Inc.
 Bank debt, Revolver
 3.4666%, due 12/8/03
 (e)(k)(l)(q)..............     27,440,011            25,742,161
 5.05%, due 12/8/03
 (e)(k)(l)(q)..............  E     145,680               143,417
 5.9935%, due 12/8/03
 (e)(k)(l)(q)..............  L     771,477             1,165,152
                                                ----------------
                                                      27,050,730
                                                ----------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
GT Group Telecom Services
 Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08
 (e)(f)(k)(l)..............  $  16,936,744             1,185,572
 Bank debt, Term Loan B
 6.625%, due 6/30/08
 (e)(f)(k)(l)..............     12,103,256               847,228
Qwest Services Corp.
 Bank debt, Revolver
 4.995%, due 5/3/05
 (e)(k)(l)(q)..............      5,962,492             5,473,568
                                                ----------------
                                                       7,506,368
                                                ----------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Spalding Holdings Corp.
 Bank debt, Revolver
 8.0952%, due 9/30/03
 (e)(f)(k)(l)(q)...........      4,844,308             1,792,394
                                                ----------------

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
MACHINERY (0.8%)
Thermadyne Holdings Corp.
 Bank debt, Revolver
 4.17%, due 5/22/04
 (e)(k)(l).................  $  15,110,723      $     12,541,900
 Bank debt, Term Loan A
 4.17%, due 5/22/04
 (e)(k)(l).................      5,680,666             4,714,953
 Bank debt, Term Loan B
 4.42%, due 5/22/05
 (e)(k)(l).................      5,768,397             4,787,769
 Bank debt, Term Loan C
 4.67%, due 5/22/06
 (e)(k)(l).................      5,768,397             4,787,769
                                                ----------------
                                                      26,832,391
                                                ----------------
MEDIA (0.2%)
Maxwell Communications
 Corp., PLC
 Facility A (e)(f)(l)(m)...      9,973,584               304,194
 Facility B (e)(f)(l)(m)...  L   1,131,066                55,173
Supercanal Holdings, S.A.
 Bank debt
 6.50%, due 11/12/04
 (e)(f)(l).................  $   1,433,218                71,661
Ziff Davis Media, Inc.
 Bank debt, Term Loan
 6.18%, due 3/31/07
 (e)(k)(l).................      8,928,378             7,410,554
                                                ----------------
                                                       7,841,582
                                                ----------------
MULTI-UTILITIES & UNREGULATED POWER (1.2%)
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.00%, due 12/30/06
 (e)(l)....................     41,398,440            39,535,510
                                                ----------------

OFFICE ELECTRONICS (0.6%)
Xerox Corp.
 Bank debt, Term Loan B
 5.93%, due 4/30/05
 (e)(k)(l)(q)..............      2,807,143             2,666,786
 Bank debt, Term Loan A
 6.1589%, due 4/30/05
 (e)(k)(l).................      8,421,429             7,831,929
 Bank debt, Revolver
 6.2113%, due 4/30/05
 (e)(k)(l)(q)..............      8,365,286             7,221,032
                                                ----------------
                                                      17,719,747
                                                ----------------
Total Loan Assignments &
 Participations
 (Cost $151,101,973).......                          132,346,462
                                                ----------------
MORTGAGE-BACKED SECURITIES (0.3%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
Commercial Trust I
 Series 1993-KA Class A2
 7.63%, due 12/15/13 (l)...      6,966,298             2,229,215

                                                                              19
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Debit Securitized Lease
 Trust
 Series 1993-K1 Class A1
 6.66%, due 8/15/10........  $   2,570,946      $      1,414,020
 Series 1994-K1 Class A1
 7.60%, due 8/15/07........      3,855,102             2,120,306
 Series 1994-K1 Class A2
 8.38%, due 8/15/15........      8,365,000             4,098,850
 Series 1994-K1 Class A3
 8.55%, due 8/15/19........        140,000                68,600
                                                ----------------
                                                       9,930,991
                                                ----------------
Total Mortgage-Backed
 Securities
 (Cost $12,983,144)........                            9,930,991
                                                ----------------
U.S. GOVERNMENT (0.4%)

U.S. TREASURY BOND (0.4%)
 5.25%, due 2/15/29 (d)....     13,170,000            13,762,136
                                                ----------------
Total U.S. Government
 (Cost $11,621,215)........                           13,762,136
                                                ----------------
YANKEE BONDS (7.7%)

CHEMICALS (0.2%)
Marsulex, Inc.
 9.625%, due 7/1/08........      6,355,000             6,355,000
                                                ----------------
COMMUNICATIONS EQUIPMENT (0.0%)(B)
Northern Telecom, Ltd.
 6.875%, due 9/1/23........      3,000,000             1,530,000
                                                ----------------

DISTRIBUTORS (0.0%)(B)
Semi-Tech Corp.
 11.50%, due 8/15/03
 (f)(g)(m).................      4,175,000                   418
                                                ----------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08.....     15,084,605             8,145,687
                                                ----------------

ENERGY EQUIPMENT & SERVICES (0.4%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03.......      6,640,000             2,456,800
 6.625%, due 3/30/08.......        495,000               143,550
 7.125%, due 3/30/28.......     36,130,000             9,393,800
 7.50%, due 3/31/07........      3,150,000               945,000
 8.15%, due 7/15/29........      1,760,000               475,200
                                                ----------------
                                                      13,414,350
                                                ----------------

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
HOUSEHOLD DURABLES (0.3%)
Amatek Industries Property
 Ltd.
 14.50%, due 2/15/09
 (e)(n)....................  $   9,559,823      $     10,515,806
                                                ----------------

MARINE (0.5%)
Sea Containers Ltd., Series
 B
 7.875%, due 2/15/08.......     13,256,000             8,616,400
 10.75%, due 10/15/06......      7,820,000             6,256,000
                                                ----------------
                                                      14,872,400
                                                ----------------
MEDIA (2.5%)
British Sky Broadcasting
 Group PLC
 6.875%, due 2/23/09.......      8,465,000             8,655,463
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (f)...     41,130,000             9,871,200
Comcast UK Cable Partners
 Ltd.
 11.20%, due 11/15/07......     60,380,000            42,567,900
Rogers Cablesystem, Ltd.
 10.00%, due 12/1/07.......        285,000               290,700
 11.00%, due 12/1/15.......      7,185,000             7,436,475
TV Azteca S.A. de C.V.
 Series B
 10.50%, due 2/15/07.......      5,015,000             4,532,306
United Pan-Europe
 Communications N.V.,
 Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04
 (f).......................     46,170,000             2,770,200
 10.875%, due 8/1/09 (f)...     14,080,000             1,056,000
 11.25%, due 2/1/10 (f)....     50,915,000             3,818,625
 11.50%, due 2/1/10 (f)....      9,150,000               686,250
                                                ----------------
                                                      81,685,119
                                                ----------------
METALS & MINING (0.5%)
Algoma Steel, Inc.
 11.00%, due 12/31/09
 (f).......................     23,265,000            17,477,831
                                                ----------------

PAPER & FOREST PRODUCTS (0.9%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30.........      7,500,000             8,065,208
Doman Industries Ltd.
 12.00%, due 7/1/04........     22,875,000            21,073,594
                                                ----------------
                                                      29,138,802
                                                ----------------
ROAD & RAIL (0.1%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 11.75%, due 6/15/09.......      4,065,000             3,983,700
                                                ----------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
Ermis Maritime Holdings
 Ltd.
 12.50%, due 3/15/04
 (e)(l)(m).................     16,785,899            14,294,872
                                                ----------------

20
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
YANKEE BONDS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (1.6%)
360networks, Inc.
 13.00%, due 5/1/08
 (e)(f)....................  $  19,340,000      $          1,934
Millicom International
 Cellular S.A.
 13.50%, due 6/1/06........     81,538,000            39,953,620
Rogers Cantel, Inc.
 9.75%, due 6/1/16.........      6,160,000             5,559,400
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03
 (n).......................      8,427,000             7,162,950
                                                ----------------
                                                      52,677,904
                                                ----------------
Total Yankee Bonds
 (Cost $434,443,934).......                          254,091,889
                                                ----------------
Total Long-Term Bonds
 (Cost $3,615,408,198).....                        2,769,727,673
                                                ----------------
                                SHARES
                             -------------
COMMON STOCKS (4.7%)
COMMERCIAL SERVICES & SUPPLIES (0.0%)(B)
Colorado Prime Corp.
 (a)(e)(l)(m)..............        332,373                 3,324
Intertek Testing
 Services PLC (a)(e)(r)....        129,495               843,277
                                                ----------------
                                                         846,601
                                                ----------------
CONTAINERS & PACKAGING (0.3%)
Owens-Illinois, Inc. (a)...        630,150             9,187,587
                                                ----------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
BellSouth Corp. ...........        320,000             8,278,400
Call-Net Enterprises, Inc.
 (a).......................        724,948               449,468
Call-Net Enterprises, Inc.
 (a)(s)....................        117,849                78,327
ICO Global Communications
 Holdings Ltd. (a)(e)......      2,341,519             2,985,437
 Class A (a)(e)(l).........      1,578,948             1,105,264
Nextel International, Inc.
 (a)(e)....................      1,806,649            21,228,126
SBC Communications,
 Inc. .....................        314,315             8,521,080
Verizon Communications,
 Inc. .....................        249,910             9,684,012
                                                ----------------
                                                      52,330,114
                                                ----------------
ELECTRICAL EQUIPMENT (0.0%) (B)
Morris Material Handling,
 Inc. (a)(e)(l)(m).........         69,236               366,951
                                                ----------------

FOOD & DRUG RETAILING (0.0%) (B)
TLC Beatrice International
 Holdings, Inc. (a)........         25,000                50,000
                                                ----------------


                                SHARES               VALUE
                             -------------       -------------
FOOD PRODUCTS (0.2%)
Chiquita Brands
 International, Inc. (a)...        445,323      $      5,904,983
                                                ----------------

HEALTH CARE PROVIDERS & SERVICES (1.1%)
Apria Healthcare Group,
 Inc. (a)..................      1,117,540            24,854,089
Genesis Health Ventures,
 Inc. (a)(e)...............        683,094            10,553,802
                                                ----------------
                                                      35,407,891
                                                ----------------
INTERNET SOFTWARE & SERVICES (0.0%) (B)
Globix Corp.
 (a)(e)(l)(m)..............      1,037,277             1,037,277
                                                ----------------

MACHINERY (0.3%)
Joy Global, Inc. (a).......        848,978             9,559,492
                                                ----------------

MEDIA (0.2%)
Alliance Entertainment
 Corp. (a)(e)(l)(m)........      1,095,395               832,500
Charter Communications,
 Inc. (a)..................        381,520               450,194
Medianews Group, Inc.
 (a).......................         28,000             2,590,000
United Artists Theatre
 Circuit, Inc.
 (a)(e)(l)(m)..............        371,083             5,195,162
                                                ----------------
                                                       9,067,856
                                                ----------------
METALS & MINING (0.5%)
Algoma Steel, Inc.
 (a)(s)....................      2,114,640             4,484,140
Placer Dome, Inc. .........      1,067,560            12,276,940
                                                ----------------
                                                      16,761,080
                                                ----------------
PAPER & FOREST PRODUCTS (0.3%)
Abitibi-Consolidated, Inc.
 (s).......................      1,465,965            11,302,590
                                                ----------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Celcaribe S.A. (a)(c)......        751,212                 7,512
Minorplanet Systems
 USA, Inc. (a).............      5,784,123             4,974,346
                                                ----------------
                                                       4,981,858
                                                ----------------
Total Common Stocks
 (Cost $288,579,519).......                          156,804,280
                                                ----------------
CONVERTIBLE PREFERRED STOCKS (0.6%)

AEROSPACE & DEFENSE (0.0%) (B)
Titan Capital Trust Corp.
 5.75%.....................         22,625               995,500
                                                ----------------

DIVERSIFIED FINANCIALS (0.1%)
Pacific & Atlantic
 (Holdings), Inc.
 7.50%, Class A
 (e)(h)(l).................      1,384,974             2,769,948
                                                ----------------

                                                                              21
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                SHARES               VALUE
                             -----------------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
NEON Communications, Inc.
 12.00% (e)(h)(l)(m).......        212,404      $      2,389,545
                                                ----------------

ENERGY EQUIPMENT & SERVICES (0.3%)
El Paso Energy Capital
 Trust I
 4.75%.....................        554,155            10,085,621
                                                ----------------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
Genesis Health Ventures,
 Inc.
 6.00% (e)(h)(l)(m)........          6,819               651,214
                                                ----------------

PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International, Inc.
 5.00%, Class A
 (c)(e)(l)(s)..............        170,552             2,580,876
                                                ----------------
Total Convertible Preferred
 Stocks
 (Cost $38,579,030)........                           19,472,704
                                                ----------------
PREFERRED STOCKS (1.8%)

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Colorado Prime Corp.
 (a)(e)(l)(m)..............          7,820             2,041,145
                                                ----------------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
Bergen Capital Trust I
 7.80%.....................          7,100               162,590
                                                ----------------

MEDIA (0.3%)
Alliance Entertainment
 Corp.
 Series A1 (a)(e)(l)(m)....            447                91,237
 Series A2 (a)(e)(l)(m)....            503               108,075
Mediaone Financing Trust
 III
 9.04%.....................        391,900             9,679,930
Paxson Communications Corp.
 13.25% (h)................            492             2,558,400
Ziff Davis Media, Inc.
 10.00%, Series E-1
 (a)(m)....................          4,240                    42
                                                ----------------
                                                      12,437,684
                                                ----------------
REAL ESTATE (1.2%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Series A (c)......         34,758            38,581,380
                                                ----------------
TRANSPORTATION INFRASTRUCTURE (0.0%) (B)
Ermis Maritime
 Holdings Ltd.
 (a)(e)(l)(m)..............        435,930                 4,359
                                                ----------------

                                SHARES               VALUE
                             -----------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Rural Cellular Corp.
 11.375%, Series B (h).....         23,508      $      5,877,000
                                                ----------------
Total Preferred Stocks
 (Cost $89,134,437)........                           59,104,158
                                                ----------------
RIGHTS (0.0%) (B)

HOUSEHOLD DURABLES (0.0%) (B)
Amatek Industries Property
 Ltd.
 Common Rights (a)(e)......          6,000                    60
 Preferred Rights (a)(e)...      1,422,154               711,077
                                                ----------------
                                                         711,137
                                                ----------------
MULTI-UTILITIES & UNREGULATED POWER (0.0%) (B)
AES Corp. (The)
 Contingent Value Rights
 (a)(e)(m).................         23,755               427,590
                                                ----------------
Total Rights
 (Cost $1,155,093).........                            1,138,727
                                                ----------------
WARRANTS (0.0%) (B)

DIVERSIFIED FINANCIALS (0.0%) (B)
ASAT Finance LLC
 Expire 11/1/06
 (a)(c)(e).................          8,680                 8,680
                                                ----------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
ICO Global Communications
 Holdings Ltd.
 Expire 5/16/06 (a)(e).....        587,902                 5,879
Loral Space &
 Communications Ltd.
 Expire 12/26/06 (a)(e)....        341,253                20,475
NEON Communications, Inc.
 Class A
 Expire 12/2/12
 (a)(e)(l)(m)..............      1,062,401                10,624
 Redeemable Preferred
 Expire 12/2/12
 (a)(e)(l)(m)..............      1,274,805                12,747
                                                ----------------
                                                          49,725
                                                ----------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
Harborside Healthcare Corp.
 Class A
 Expire 8/1/09 (a)(e)(l)...      1,461,802                73,090
                                                ----------------

HOTELS, RESTAURANTS & LEISURE (0.0%) (B)
Windsor Woodmont Black Hawk
 Resort Corp.
 Expire 3/15/10
 (a)(c)(e)(m)..............          8,500                    85
                                                ----------------

MEDIA (0.0%) (B)
Ono Finance PLC
 Expire 2/15/11
 (a)(c)(e).................         40,495                   405

22
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                SHARES               VALUE
                             -----------------------------------
WARRANTS (CONTINUED)
MEDIA (CONTINUED)
Ziff Davis Media, Inc.
 Expire 8/12/12 (a)(c).....        777,370      $          7,774
                                                ----------------
                                                           8,179
                                                ----------------
OIL & GAS (0.0%) (B)
Petro Stopping Centers
 Holdings L.P.
 Expire 8/1/08
 (a)(c)(e)(m)..............         24,460                24,460
                                                ----------------
TOBACCO (0.0%) (B)
North Atlantic Trading Co.
 Expire 6/15/07
 (a)(c)(e).................             66                     1
                                                ----------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
Occidente y Caribe Celular,
 S.A.
 Expire 3/15/04
 (a)(c)(e).................         28,380                   284
Ubiquitel Operating Co.
 Expire 4/15/10
 (a)(c)(e).................         14,230                 3,558
                                                ----------------
                                                           3,842
                                                ----------------
Total Warrants
 (Cost $9,226,235).........                              168,062
                                                ----------------
                               PRINCIPAL
                                AMOUNT
                             -------------
SHORT-TERM INVESTMENTS (7.4%)

COMMERCIAL PAPER (2.5%)
American Express Credit
 Corp.
 1.35%, due 1/10/03........  $  20,000,000            19,993,249
Lloyds Bank PLC
 1.31%, due 1/9/03.........     29,500,000            29,491,404
UBS Finance Delaware LLC
 1.20%, due 1/2/03.........     32,325,000            32,323,922
                                                ----------------
                                                      81,808,575
                                                ----------------
Total Commercial Paper
 (Cost $81,808,575)........                           81,808,575
                                                ----------------

                                SHARES               VALUE
                             -----------------------------------
COMMERCIAL PAPER (CONTINUED)
INVESTMENT COMPANY (2.1%)
Merrill Lynch Premier
 Institutional Fund........     68,369,578      $     68,369,578
                                                ----------------
Total Investment Company
 (Cost $68,369,578)........                           68,369,578
                                                ----------------
                               PRINCIPAL
                                AMOUNT
                             -------------
SHORT-TERM BOND (0.0%) (B)
MEDIA (0.0%) (B)
Continental Cablevision,
 Inc.
 8.625%, due 8/15/03.......  $     700,000               717,315
                                                ----------------
Total Short-Term Bond
 (Cost $705,675)...........                              717,315
                                                ----------------

SHORT-TERM LOAN ASSIGNMENT & PARTICIPATION (0.4%)
BUILDING PRODUCTS (0.4%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 1/1/04
 (e)(f)(l).................     22,006,692            13,286,540
                                                ----------------
Total Short-Term Loan
 Assignment & Participation
 (Cost $14,660,897)........                           13,286,540
                                                ----------------

                                                                              23
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                               PRINCIPAL
                                AMOUNT               VALUE
                             -----------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT (2.4%)
United States Treasury Bill
 1.39%, due 1/16/03........  $  40,000,000      $     39,976,782
 1.40%, due 1/23/03........     40,000,000            39,973,400
                                                ----------------
Total U.S. Government
 (Cost $79,942,484)........                           79,950,182
                                                ----------------
Total Short-Term
 Investments
 (Cost $245,487,209).......                          244,132,190
                                                ----------------
Total Investments
 (Cost $4,287,569,721)
 (t).......................           98.5%        3,250,547,794(u)
Cash and Other Assets,
 Less Liabilities..........            1.5            48,394,576
                             -------------      ----------------
Net Assets.................          100.0%     $  3,298,942,370
                             =============      ================

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Partially segregated for unfunded loan commitments.
(e)   Illiquid security.
(f)   Issue in default.
(g)   Issuer in bankruptcy.
(h)   PIK ('Payment in Kind')--interest or dividend payment
      is made with additional securities.
(i)   Yankee bond.
(j)   Eurobond--Bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
(k)   Floating rate. Rate shown is the rate in effect at
      December 31, 2002.
(l)   Restricted security.
(m)   Fair valued security
(n)   CIK ('Cash in Kind")--interest payment is made with
      cash or additional securities.
(o1)  22,253 Units--Each unit reflects $1,000 principal
      amount of 15.00% Senior Secured Notes plus 0.1923
      shares of Series A preferred stock.
(o2)  15,895 Units--Each unit reflects $1,000 principal
      amount of 13.875% Senior Notes plus 1 warrant to
      acquire 19.9718 shares of common stock at $0.01 per
      share at a future date.
(p)   Partially segregated as collateral for foreign currency
      forward contracts.
(q)   Multiple tranche facilities.
(r)   British security
(s)   Canadian security
(t)   The cost for federal income tax purposes is
      $4,366,142,983.
(u)   At December 31, 2002, net unrealized depreciation was
      $1,115,595,189, based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $141,810,925 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $1,257,406,114.
(v)   The following abbreviations are used in the above
      portfolio:
      E  --Euro.
      L  --Pound Sterling.

24
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $4,287,569,721)...........................................       $3,250,547,794
Cash denominated in foreign currencies (identified cost
  $2,869,619)...............................................            2,909,886
Cash........................................................              215,540
Receivables:
  Dividends and interest....................................           64,250,864
  Fund shares sold..........................................           11,635,003
Unrealized appreciation on foreign currency forward
  contracts.................................................               96,173
Other assets................................................               66,306
                                                                   --------------
        Total assets........................................        3,329,721,566
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           16,312,695
  Fund shares redeemed......................................            7,988,356
  NYLIFE Distributors.......................................            2,241,845
  Manager...................................................            1,572,140
  Transfer agent............................................              950,999
  Trustees..................................................               33,616
  Custodian.................................................               23,569
Accrued expenses............................................              509,955
Unrealized depreciation on foreign currency forward
  contracts.................................................            1,146,021
                                                                   --------------
        Total liabilities...................................           30,779,196
                                                                   --------------
Net assets..................................................       $3,298,942,370
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    1,719,437
  Class B...................................................            4,475,512
  Class C...................................................              479,250
Additional paid-in capital..................................        4,928,590,914
Accumulated net investment loss.............................          (27,634,616)
Accumulated net realized loss on investments................         (570,755,831)
Net unrealized depreciation on investments..................       (1,037,021,927)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................             (910,369)
                                                                   --------------
Net assets..................................................       $3,298,942,370
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  850,898,549
                                                                   ==============
Shares of beneficial interest outstanding...................          171,943,678
                                                                   ==============
Net asset value per share outstanding.......................       $         4.95
Maximum sales charge (4.50% of offering price)..............                 0.23
                                                                   --------------
Maximum offering price per share outstanding................       $         5.18
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,211,252,702
                                                                   ==============
Shares of beneficial interest outstanding...................          447,551,206
                                                                   ==============
Net asset value and offering price per share outstanding....       $         4.94
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $  236,791,119
                                                                   ==============
Shares of beneficial interest outstanding...................           47,924,967
                                                                   ==============
Net asset value and offering price per share outstanding....       $         4.94
                                                                   ==============

                                                                              25
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Interest..................................................       $ 340,487,060
  Dividends (a).............................................          11,794,545
                                                                   -------------
    Total income............................................         352,281,605
                                                                   -------------
Expenses:
  Manager...................................................          18,638,403
  Distribution--Class B.....................................          17,483,256
  Distribution--Class C.....................................           1,625,609
  Service--Class A..........................................           1,859,907
  Service--Class B..........................................           5,827,749
  Service--Class C..........................................             541,873
  Transfer agent............................................           5,855,164
  Professional..............................................             968,189
  Shareholder communication.................................             708,711
  Custodian.................................................             369,712
  Recordkeeping.............................................             355,849
  Trustees..................................................             152,424
  Registration..............................................             106,457
  Miscellaneous.............................................             118,058
                                                                   -------------
    Total expenses before waiver............................          54,611,361
Fees waived by Manager and Subadvisor.......................            (283,439)
                                                                   -------------
    Net expenses............................................          54,327,922
                                                                   -------------
Net investment income.......................................         297,953,683
                                                                   -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................        (241,887,241)
  Foreign currency transactions.............................          (7,560,063)
                                                                   -------------
Net realized loss on investments and foreign currency
  transactions..............................................        (249,447,304)
                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................         (84,262,377)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......          (3,006,951)
                                                                   -------------
Net unrealized loss on investments and foreign currency
  transactions..............................................         (87,269,328)
                                                                   -------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................        (336,716,632)
                                                                   -------------
Net decrease in net assets resulting from operations........       $ (38,762,949)
                                                                   =============

-------
(a) Dividends recorded net of foreign withholding taxes of $88,847.

26
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended        Year ended
                                                               December 31,      December 31,
                                                                   2002              2001
                                                              ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   297,953,683   $  344,248,294
  Net realized loss on investments and foreign currency
    transactions............................................     (249,447,304)    (245,072,570)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      (87,269,328)     (42,344,482)
                                                              ---------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (38,762,949)      56,831,242
                                                              ---------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (74,335,867)     (67,322,739)
    Class B.................................................     (214,539,114)    (266,278,087)
    Class C.................................................      (20,249,937)     (15,595,388)
  Return of capital:
    Class A.................................................       (6,742,285)      (4,620,721)
    Class B.................................................      (19,458,762)     (18,276,093)
    Class C.................................................       (1,836,675)      (1,070,395)
                                                              ---------------   --------------
      Total dividends and distributions to shareholders.....     (337,162,640)    (373,163,423)
                                                              ---------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    1,409,215,356      738,375,706
    Class B.................................................      430,111,828      459,704,381
    Class C.................................................      175,254,924      144,653,972
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       42,735,569       38,570,525
    Class B.................................................      142,980,666      176,786,334
    Class C.................................................        9,763,262        7,822,129
                                                              ---------------   --------------
                                                                2,210,061,605    1,565,913,047
  Cost of shares redeemed:
    Class A.................................................   (1,241,244,596)    (463,262,854)
    Class B.................................................     (557,477,978)    (530,124,371)
    Class C.................................................      (95,917,677)     (69,544,882)
                                                              ---------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      315,421,354      502,980,940
                                                              ---------------   --------------
      Net increase (decrease) in net assets.................      (60,504,235)     186,648,759

NET ASSETS:
Beginning of year...........................................    3,359,446,605    3,172,797,846
                                                              ---------------   --------------
End of year.................................................  $ 3,298,942,370   $3,359,446,605
                                                              ===============   ==============
Accumulated net investment loss at end of year..............  $   (27,634,616)  $  (25,658,807)
                                                              ===============   ==============

                                                                              27
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                       --------------------------------------------------------------------------
                                                                                Year ended December 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
                                                       ----------      ----------      ----------      ----------      ----------
Net asset value at beginning of period...............  $     5.56      $     6.10      $     7.41      $     7.54      $     8.16
                                                       ----------      ----------      ----------      ----------      ----------
Net investment income................................        0.51            0.65(c)         0.80            0.79            0.75
Net realized and unrealized gain (loss) on
 investments.........................................       (0.54)          (0.50)(c)       (1.25)          (0.06)          (0.57)
Net realized and unrealized gain (loss) on foreign
 currency transactions...............................       (0.02)           0.00(b)         0.02            0.02           (0.01)
                                                       ----------      ----------      ----------      ----------      ----------
Total from investment operations.....................       (0.05)           0.15           (0.43)           0.75            0.17
                                                       ----------      ----------      ----------      ----------      ----------
Less dividends and distributions:
 From net investment income..........................       (0.51)          (0.65)          (0.83)          (0.85)          (0.75)
 From net realized gain on investments...............          --              --           (0.05)          (0.03)          (0.04)
 Return of capital...................................       (0.05)          (0.04)             --              --              --
                                                       ----------      ----------      ----------      ----------      ----------
Total dividends and distributions....................       (0.56)          (0.69)          (0.88)          (0.88)          (0.79)
                                                       ----------      ----------      ----------      ----------      ----------
Net asset value at end of period.....................  $     4.95      $     5.56      $     6.10      $     7.41      $     7.54
                                                       ==========      ==========      ==========      ==========      ==========
Total investment return (a)..........................       (0.78%)          2.49%          (6.48%)         10.33%           2.07%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.............................        9.63%          10.84%(c)       11.35%          10.36%           9.40%
   Net expenses......................................        1.07%           1.04%           1.03%           1.00%           1.00%
   Expenses (before waiver)..........................        1.08%           1.08%           1.07%           1.04%           1.04%
Portfolio turnover rate..............................          50%             51%             54%             83%            128%
Net assets at end of period (in 000's)...............  $  850,899      $  710,205      $  456,770      $  369,275      $  278,181

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.00)(b) ($0.00)(b) ($0.00)(b)
Increase net realized and unrealized gains and losses.......    0.00(b)   0.00(b)   0.00(b)
Decrease ratio of net investment income.....................   (0.04%)   (0.04%)   (0.04%)

                               Class B                                                    Class C
    --------------------------------------------------------------   -------------------------------------------------

                       Year ended December 31,                                    Year ended December 31,
    --------------------------------------------------------------   -------------------------------------------------
       2002         2001         2000         1999         1998         2002         2001         2000         1999
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $     5.55   $     6.09   $     7.40   $     7.53   $     8.15   $     5.55   $     6.09   $     7.40   $     7.53
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
          0.46         0.61(c)       0.74        0.73         0.69         0.46         0.61(c)       0.74        0.73
         (0.53)       (0.50)(c)     (1.25)      (0.06)       (0.57)       (0.53)       (0.50)(c)     (1.25)      (0.06)
         (0.02)        0.00(b)       0.02        0.02        (0.01)       (0.02)        0.00(b)       0.02        0.02
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         (0.09)        0.11        (0.49)        0.69         0.11        (0.09)        0.11        (0.49)        0.69
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         (0.48)       (0.61)       (0.77)       (0.79)       (0.69)       (0.48)       (0.61)       (0.77)       (0.79)
            --           --        (0.05)       (0.03)       (0.04)          --           --        (0.05)       (0.03)
         (0.04)       (0.04)          --           --           --        (0.04)       (0.04)          --           --
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         (0.52)       (0.65)       (0.82)       (0.82)       (0.73)       (0.52)       (0.65)       (0.82)       (0.82)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $     4.94   $     5.55   $     6.09   $     7.40   $     7.53   $     4.94   $     5.55   $     6.09   $     7.40
    ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========
         (1.53%)       1.72%       (7.20%)       9.51%        1.31%       (1.53%)       1.72%       (7.20%)       9.51%

          8.88%       10.09%(c)    10.60%        9.61%        8.65%        8.88%       10.09%(c)    10.60%        9.61%
          1.82%        1.79%        1.78%        1.75%        1.75%        1.82%        1.79%        1.78%        1.75%
          1.83%        1.83%        1.82%        1.79%        1.79%        1.83%        1.83%        1.82%        1.79%
            50%          51%          54%          83%         128%          50%          51%          54%          83%
    $2,211,253   $2,475,037   $2,609,320   $3,294,427   $3,309,389   $  236,791   $  174,205   $  106,709   $   67,181

        Class C
     -------------
     September 1*
        through
      December 31
         1998
     -------------
      $     7.43
      ----------
            0.27
            0.15
           (0.01)
      ----------
            0.41
      ----------
           (0.27)
           (0.04)
              --
      ----------
           (0.31)
      ----------
      $     7.53
      ==========
            5.58%
            8.65%+
            1.75%+
            1.79%+
             128%
      $   10,025

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent or brokers selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if such prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last posted settlement price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

MainStay High Yield Corporate Bond Fund

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2002:

                                                               Contract       Contract        Unrealized
                                                                Amount         Amount       Appreciation/
                                                                 Sold         Purchased     (Depreciation)
                                                              -----------    -----------    --------------
Foreign Currency Sale Contracts
------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 1/15/03............  L14,320,000    $21,882,392     $(1,146,021)

                                                               Contract       Contract
                                                                Amount         Amount
                                                               Purchased        Sold
                                                              -----------    -----------
Foreign Currency Buy Contracts
------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 1/15/03............  L 1,800,000    $ 2,798,460          96,173
                                                                                             -----------
Net unrealized depreciation on foreign currency forward
  contracts.................................................                                 $(1,049,848)
                                                                                             ===========

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At December 31, 2002 there were no open short sales.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

MainStay High Yield Corporate Bond Fund

Restricted securities held at December 31, 2002:

                                                                Principal
                                             Date(s) of          Amount/                        12/31/02     Percent of
Security                                     Acquisition         Shares            Cost          Value       Net Assets
----------------------------------------  -----------------  ---------------   ------------   ------------   ----------
Alliance Entertainment Corp.
  Common Stock..........................       12/2/99             1,095,395   $  4,213,596   $    832,500      0.0%(a)
  Series A1, Preferred Stock............   5/19/99-12/2/99               447        446,889         91,237      0.0(a)
  Series A2, Preferred Stock............       12/2/99                   503        956,239        108,075      0.0(a)
Colorado Prime Corp.
  Common Stock..........................   5/6/97-11/10/99           332,373          3,324          3,324      0.0(a)
  Preferred Stock.......................   5/6/97-11/10/99             7,820     24,924,148      2,041,145      0.1
Commercial Trust I
  Series 1993-KA Class A2
  7.63%, due 12/15/13...................       1/23/02           $ 6,966,298      4,029,984      2,229,215      0.1
Crown Cork & Seal Co., Inc.
  Bank debt, Revolver
  3.4666%, due 12/8/03..................  12/17/01-12/13/02       27,440,011     23,423,690     25,742,161      0.8
  5.05%, due 12/8/03....................  12/17/01-12/13/02      E   145,680        149,643        143,417      0.0(a)
  5.9935%, due 12/8/03..................  12/17/01-12/13/02      L   771,477      1,129,172      1,165,152      0.0(a)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04...................  12/14/98-2/16/01       $16,785,899     15,644,823     14,294,872      0.4
  Preferred Stock.......................   12/9/98-2/6/01            435,930              0(b)        4,359     0.0(a)
FRI-MRD Corp.
  12.00%, due 1/31/05 (c)...............   8/12/97-7/31/02        42,766,286     42,555,813     23,949,120      0.8
Genesis Health Ventures, Inc.
  Convertible Preferred Stock
  6.00%.................................  11/1/99-12/31/01             6,819        714,592        651,214      0.0(a)
Global Motorsport Group, Inc.
  Bank debt, Tranche B
  9.25%, due 10/31/05...................      12/15/98             4,776,692      4,776,692      3,104,850      0.1
Globix Corp.
  Common Stock..........................      10/15/02             1,037,277        245,760      1,037,277      0.0(a)
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08 (d)..............       1/30/01            16,936,744      8,655,569      1,185,572   0.0 (a)
  Bank debt, Term Loan B
  6.625%, due 6/30/08 (d)...............       1/30/01            12,103,256      6,218,803        847,228      0.0(a)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04..............   8/20/99-6/30/00        52,015,000     29,183,358     27,307,875      0.9
  Class A Warrants, Expire 8/1/09.......   8/17/99-6/27/00         1,461,802      4,409,277         73,090      0.0(a)
ICO Global Communications
  Holdings Ltd.
  Common Stock
  Class A...............................       5/10/00             1,578,948     16,500,007      1,105,264      0.0(a)
Maxwell Communications Corp., PLC
  Facility A (d)........................  4/29/94-11/22/94         9,973,584              0(b)      304,194     0.0(a)
  Facility B (d)........................  4/29/94-11/22/94       L 1,131,066              0(b)       55,173     0.0(a)
Morris Material Handling, Inc.
  Common Stock..........................  3/11/99-10/30/01            69,236         36,341        366,951      0.0(a)

                                                                Principal
                                             Date(s) of          Amount/                        12/31/02     Percent of
Security                                     Acquisition         Shares            Cost          Value       Net Assets
----------------------------------------  -----------------  ---------------   ------------   ------------   ----------
NEON Communications, Inc.
  Convertible Preferred Stock
  12.00% (c)............................      11/25/02           $   212,404   $  2,366,169   $  2,389,545      0.1%
  Class A Warrants, Expire 12/2/12......      11/25/02             1,062,401         10,624         10,624      0.0(a)
  Redeemable Preferred Warrants, Expire
    12/2/12.............................      11/25/02             1,274,805         12,748         12,747      0.0(a)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 1/1/04 (d).................  9/26/01-10/15/02       $22,006,692     14,660,897     13,286,540      0.4
Pacific & Atlantic (Holdings), Inc.
  Convertible Preferred Stock
  7.50%, Class A (c)....................   5/21/98-6/28/02         1,384,974     11,155,214      2,769,948      0.1
Pacific Gas & Electric Co.
  Bank debt, Revolver
  8.00%, due 12/30/06...................   4/12/02-10/8/02        41,398,440     41,216,657     39,535,510      1.2
Paperboard Industries
  International, Inc.
  Convertible Preferred Stock
  5.00%, Class A........................       5/5/98                170,552      2,833,141      2,580,876      0.1
Pegasus Shipping (Hellas) Ltd.
  Promissory Note
  8.30%, due 1/31/04....................       5/31/02               585,483              0(b)           59     0.0(a)
Qwest Services Corp.
  Bank debt, Revolver
  4.995%, due 5/3/05....................      11/14/02             5,962,492      5,052,741      5,473,568      0.2
Spalding Holdings Corp.
  Bank debt, Revolver
  8.0952%, due 9/30/03..................   2/5/02-11/20/02         4,844,308      4,066,003      1,792,394      0.1
Supercanal Holdings, S.A.
  Bank debt
  6.50%, due 11/12/04 (d)...............       5/26/00             1,433,218      1,139,737         71,661      0.0(a)
Thermadyne Holdings Corp.
  Bank debt, Revolver
  4.17%, due 5/22/04....................  10/16/01-4/15/02        15,110,723     13,288,215     12,541,900      0.4
  Bank debt, Term Loan A
  4.17%, due 5/22/04....................  10/16/01-6/13/02         5,680,666      5,240,921      4,714,953      0.1
  Bank debt, Term Loan B
  4.42%, due 5/22/05....................   10/5/01-3/20/02         5,768,397      5,116,062      4,787,769      0.1
  Bank debt, Term Loan C
  4.67%, due 5/22/06....................   10/5/01-3/20/02         5,768,397      5,050,909      4,787,769      0.1
United Artists Theatre Circuit, Inc.
  Common Stock..........................       2/1/01                371,083        339,579      5,195,162      0.2
United Industries Corp.
  Bank debt, Term Loan
  4.67%, due 1/20/05....................       3/26/01               970,778        912,923        962,890      0.0(a)

MainStay High Yield Corporate Bond Fund

                                                                Principal
                                             Date(s) of          Amount/                        12/31/02     Percent of
Security                                     Acquisition         Shares            Cost          Value       Net Assets
----------------------------------------  -----------------  ---------------   ------------   ------------   ----------
Xerox Corp.
  Bank debt, Term Loan B
  5.93%, due 4/30/05....................   6/21/02-7/30/02       $ 2,807,143   $  2,685,664   $  2,666,786      0.1%
  Bank debt, Term Loan A
  6.1589%, due 4/30/05..................   6/21/02-7/30/02         8,421,429      8,056,163      7,831,929      0.3
  Bank debt, Revolver
  6.2113%, due 4/30/05..................   6/21/02-7/30/02         8,365,286      8,001,989      7,221,032      0.2
Ziff Davis Media, Inc.
  Bank debt, Term Loan
  6.18%, due 3/31/07....................   6/5/01-12/17/01         8,928,378      6,920,422      7,410,554      0.2
                                                                               ------------   ------------      ---
                                                                               $326,344,498   $232,687,481      7.1%
                                                                               ============   ============      ===

-------
(a) Less than one tenth of a percent.
(b) Less than one dollar.
(c) PIK ("Payment In Kind")--Interest payment is made with additional shares.
(d) Issue in default.

COMMITMENTS AND CONTINGENCIES. As of December 31, 2002, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               Unfunded
Borrower                                                      Commitment
------------------------------------------------------------  -----------
Crown Cork & Seal Co., Inc..................................  $ 9,088,947
Owens Corning, Inc. ........................................    1,448,391
Spalding Holdings Corp. ....................................      155,569
Thermadyne Holdings Corp. ..................................      394,469
United Industries Corp. ....................................    2,749,035
Xerox Corp. ................................................       56,143
                                                              -----------
                                                              $13,892,554
                                                              ===========

These commitments are available until maturity date of the respective security.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and accumulated net realized loss on foreign currency transactions arising from permanent differences; net assets at December 31, 2002, are not affected.

                                     ACCUMULATED NET
                  ACCUMULATED NET    REALIZED LOSS ON
ACCUMULATED NET   REALIZED LOSS ON   FOREIGN CURRENCY
INVESTMENT LOSS     INVESTMENTS        TRANSACTIONS
---------------   ----------------   ----------------
  $9,195,426        $(16,755,489)       $7,560,063

The reclassifications for the Fund are primarily due to foreign currency gain
(loss), premium amortization adjustments and bond reorganizations.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                               2002           2001
                                                           ------------   ------------
Distributions paid from:
  Ordinary Income........................................  $309,124,918   $349,196,214
  Return of Capital......................................    28,037,722     23,967,209
                                                           ------------   ------------
                                                           $337,162,640   $373,163,423
                                                           ============   ============

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost

MainStay High Yield Corporate Bond Fund

method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of callable securities, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on the ex-dividend date.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

      (i) market value of investment securities, other assets and liabilities--at the valuation date,

     (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 2002:

                        Currency                                              Cost          Value
---------------------------------------------------------                  -----------   -----------
Euro.....................................................   E  1,253,769   $1,278,169    $1,315,706
Pound Sterling...........................................   L    990,236    1,591,450     1,594,180
                                                                           ----------    ----------
                                                                           $2,869,619    $2,909,886
                                                                           ==========    ==========

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. Through March 11, 2002, the Manager had voluntarily established a fee breakpoint of 0.55% on assets in excess of $500 million. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.60% annually on assets up to $500 million and 0.55% annually on assets in excess of $500 million. For the year ended December 31, 2002, the Manager earned from the Fund $18,638,403 and waived $283,439 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund. To the extent that the Manager has established a fee breakpoint, the Subadvisor has agreed to do so proportionately.

MainStay High Yield Corporate Bond Fund

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $184,140 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $117,056, $3,070,148 and $128,783, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $5,855,164.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $64,801 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $355,849 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL     UNREALIZED      TOTAL ACCUMULATED
 AND OTHER LOSSES      DEPRECIATION           LOSS
-------------------   ---------------   -----------------
   $(475,140,476)     $(1,143,302,421)   $(1,618,442,897)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales deferrals, premium amortization adjustments and bond reorganizations.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $475,140,476 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        --------
      2008..................................................  $ 21,946
      2009..................................................   284,075
      2010..................................................   169,119
                                                              --------
                                                              $475,140
                                                              ========

In addition, the Fund intends to elect to treat for federal income tax purposes $17,376,345 of qualifying capital losses and $503,501 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of U.S. Government securities were $43,382 and $46,097, respectively. Purchases and sales of securities, other than U.S. Government and short-term securities, were $1,676,178 and $1,445,510, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive

MainStay High Yield Corporate Bond Fund

shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31, 2002              DECEMBER 31, 2001
                                      -----------------------------   ----------------------------
                                      CLASS A    CLASS B    CLASS C   CLASS A   CLASS B   CLASS C
                                      --------   --------   -------   -------   -------   --------
Shares sold.........................   280,014     82,864    33,375   124,738    77,264    24,445
Shares issued in reinvestment of
  dividends and distributions.......     8,345     27,828     1,909     6,600    30,203     1,339
                                      --------   --------   -------   -------   -------   -------
                                       288,359    110,692    35,284   131,338   107,467    25,784
Shares redeemed.....................  (244,150)  (109,057)  (18,744)  (78,508)  (90,191)  (11,935)
                                      --------   --------   -------   -------   -------   -------
Net increase........................    44,209      1,635    16,540    52,830    17,276    13,849
                                      ========   ========   =======   =======   =======   =======

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay High Yield Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay High Yield Corporate Bond Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

44
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              45
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

46
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY(R) FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSHY11- 02/03
                                                               08

[RECYCLE GRAPHIC]

                                                        [MAINSTAY FUNDS GRAPHIC]

    MainStay(R) High Yield
    Corporate Bond Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Global High
                                                              Yield Fund versus J.P. Morgan EMBI Global
                                                              Diversified Composite--Class A, Class B, and
                                                              Class C Shares                                   4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/02      11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   22
                                                              Report of Independent Accountants               32
                                                              Trustees and Officers                           34
                                                              The MainStay(R) Funds                           37

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

                                                                               3
                                                                               -

$10,000 Invested in MainStay Global
High Yield Fund versus J.P. Morgan
EMBI Global Diversified Composite

CLASS A SHARES Total Returns: 1 Year 6.01%, Since Inception 5.89%
[PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     DIVERSIFIED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                     9550.00                           10000.00
12/98                                                                      7986.00                            8928.00
12/99                                                                      9435.00                           10673.00
12/00                                                                     10313.00                           12028.00
12/01                                                                     11715.00                           13196.00
12/02                                                                     13004.00                           14998.00

CLASS B SHARES Total Returns: 1 Year 5.33%, Since Inception 5.82%
[PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     DIVERSIFIED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                    10000.00                           10000.00
12/98                                                                      8318.00                            8928.00
12/99                                                                      9733.00                           10673.00
12/00                                                                     10568.00                           12028.00
12/01                                                                     11909.00                           13196.00
12/02                                                                     12962.00                           14998.00

 CLASS C SHARES Total Returns: 1 Year 9.33%, Since Inception 6.13% [PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     DIVERSIFIED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                    10000.00                           10000.00
12/98                                                                      8318.00                            8928.00
12/99                                                                      9733.00                           10673.00
12/00                                                                     10568.00                           12028.00
12/01                                                                     11909.00                           13196.00
12/02                                                                     13140.00                           14998.00

4
-------

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The J.P. Morgan EMBI Global Diversified Composite is an unmanaged, uniquely weighted version of The J.P. Morgan Emerging Markets Bond Index--the EMBI--which, in turn, is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds. The EMBI Global Diversified Composite limits the weights of those index countries with larger total debt obligations by only including specified portions of these countries' eligible current face amounts of outstanding debt. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or a composite.

                                                                               5
                                                                               -

Portfolio Management Discussion and Analysis

As 2002 began, it appeared that the United States economy was on the road to recovery. In the emerging markets, investors managed to shrug off Argentina's huge default, and emerging-market debt rallied during the first half of 2002. By the end of the second quarter, however, investors began to see cracks in the plaster that was holding the global economy together.

In the United States, a series of corporate accounting scandals and major bankruptcies were making headlines around the world. Some investors began to worry about the possibility of a double-dip recession, and stock market performance was doing little to calm their concerns.

At first, emerging markets held their own, despite rising corporate defaults in Argentina and fiscal problems in Brazil and Mexico. Tensions mounted, how-ever, as Brazil's presidential and congressional elections approached. After a strong rally in the first half of 2002, U.S. dollar denominated Brazilian debt underperformed in the summer months. In November 2002, the Federal Reserve sought to stimulate the U.S. economy by lowering the targeted federal funds rate 50 basis points to 1.25%. With corporate governance becoming a major investment issue, the U.S. government's strong policy response helped to stabilize the markets.

Toward the end of the year, individual investors and money managers needed to reevaluate the global economic situation and to assess how much bad news had been priced into the market. Although investors have remained cautious, they appear to have moved back into riskier asset classes, including U.S. stocks and emerging market debt, seeking higher return potential than is typically offered by investments with lower risk profiles.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Global High Yield Fund returned 11.01% for Class A shares and 10.33% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 11.26% return of the average Lipper(1) emerging markets debt fund over the same period. All share classes also underperformed the 13.65% return of the J.P. Morgan EMBI Global Diversified Composite(2) for the year ended December 31, 2002.

A combination of factors contributed to the Fund's performance relative to its peers and its benchmark. Although the Fund was relatively aggressive in its country weightings, such as Brazil, it also maintained a relatively large exposure to corporate credits, which underperformed sovereign debt for most of 2002.
As of December 31, 2002, all share classes of MainStay Global High Yield Fund received an overall rating of five stars out of 116 international bond funds by Morningstar.(3) All share classes were rated five starts out of 116 international bond funds for the three-year period then ended.

6
-------
1 See footnote and table on page 11 for more information about Lipper Inc.
2 See footnote on page 5 for more information about the J.P. Morgan EMBI Global
  Diversified Composite.
3 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[BAR CHART]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                           -16.38
12/99                                                                            18.15
12/00                                                                             9.30
12/01                                                                            13.59
12/02                                                                            11.01

CLASS B AND CLASS C SHARES
[BAR CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                           -16.82
12/99                                                                            17.01
12/00                                                                             8.58
12/01                                                                            12.69
12/02                                                                            10.33

STRATEGIC POSITIONING

Early in 2002, we viewed Brazilian debt as offering strong potential, if the nation could resolve its political difficulties. As the year wore on, however, the currency weakened and we reduced our weighting in Brazil. The move allowed us to reevaluate the Fund's position after a left-of-center government was elected. When we became more comfortable with the bonds, we elected to once again increase exposure to Brazilian debt.

We anticipate that the first quarter of 2003 will be a strong period for Brazil, as the honeymoon will continue for this government for a time. We also expect to see movement on social security reform and central bank independence. If these

                                                                               7
                                                                               -
two issues are not addressed, we may once again decide to reduce the Fund's commitment to Brazilian debt. In our opinion, Brazil and Turkey are likely to be key drivers of the Fund's performance in 2003.

Turkey also made headlines in 2002. For the first time in the postwar era, Turkey has a majority government with the Justice and Development Party (AKP--Adalet ve Kalkinma Partisi) having gained nearly two-thirds of the seats in parliament. That was the good news. The bad news is that the party is the legacy of an outlawed Islamic fundamentalist party. Despite its roots, however, the new government has taken a pro-European Union stance, which suggests that it may pursue prudent fiscal and economic policies. The challenge facing the AKP will be to balance the needs of the people and the military, while remaining true to its Islamic roots. Because Turkey is strategically located, it has played an important role in the war on terrorism and may also be a valuable ally in the pending showdown with Iraq. As a result, we expect the United States to back financial aid for the republic.

Oil has been a key theme in the Fund during 2002. At beginning of the year, we favored oil when it was priced well below $25 per barrel. We continued to overweight oil credits in Algeria, Russia, and Venezuela, among others. Later in the year, we developed an interest in Colombia and Ecuador, and we expect these nations to hold our attention well into 2003.

As Fund managers, we view each of these oil-related credits on its own merits. While we have continued to overweight Russian debt, our reasons have extended beyond oil. Even so, we have expanded the Fund's holdings in Russia to include additional privately owned oil and telecommunications companies. Algeria is still strong in our eyes, since the nation continues to pay down its debt while increasing its foreign-exchange reserves.

We added Colombia to the Fund's portfolio on the belief that the nation's bonds were inexpensive relative to Colombia's credit rating and credit characteristics. The fact that the United States is providing military and financial support to combat leftist insurgents in Colombia helps us feel more comfortable with the nation's debt. At year-end spreads of some 1600 basis points, Ecuador's debt appears to us to merit at least a market weighting in the Fund's portfolio. High oil prices, strong tax revenues, and falling inflation have kept the Fund invested in Ecuador. If the new Ecuadorian President does not negotiate with the IMF, however, or if lax fiscal policies return, we may be quick to sell any Fund holdings issued by Ecuador.

We believe that emerging-market corporate bonds bear special attention. For most of the year, we have been seeking specific types of corporate-bond opportunities and have restricted the Fund's corporate holdings to bonds that fit our desired profile. As a result, while we remain open to opportunistic trading, we have few core holdings in the corporate sector. Specifically, we have been buying corporate credits only when we believe that they are inexpensive relative to comparable government securities and that they have strong potential to outperform over the short-to-medium term. Certain corporate bonds in Argentina, such as YPF, are still making payments, despite the nation's default. The Fund has also purchased and held corporate bonds in Brazil, Mexico, and Russia.

We have reduced the Fund's exposure in Asia by selling the portfolio's holdings in Malaysia. The Fund continues to hold credits in the Philippines, but we believe that spreads in Malaysia are no longer appropriate for our investment tastes. While Malaysia remains a strong credit, we decided to seek more attractive opportunities elsewhere. If spreads improve, however, we would be willing to reconsider buying Malaysian bonds for the Fund.

LOOKING AHEAD

We remain firmly convinced that emerging-market debt has strong investment potential. We believe that the current low interest-rate environment is unlikely to pass until at least late in 2003, when the U.S. economy may show signs of sustainable strengthening and the Federal Reserve may begin to tighten monetary policy.

With extraordinarily wide yield spreads over Treasuries, however, emerging-market debt may begin to draw crossover buyers, such as traditional high-yield bond investors. In our opinion, this may help cause spreads to compress. Although the market is currently focused on larger, more-volatile markets such as Brazil, Turkey, and Venezuela, we continue to anticipate progress across emerging markets as a whole, which may lead to improving credit fundamentals.

If the world economy begins to stabilize, we expect that emerging markets will benefit from improving global growth. The Fund's investment process, however, is not dependent solely on global growth. We will continue to focus on each country's economic and political fundamentals in an effort to avoid trouble spots. Wherever the markets or the global economy may move, the Fund will continue to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation will remain a secondary objective.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a great risk of loss than higher-quality debt securities and may be subject to

                                                                               9
                                                                               -
greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   MainStay Global High Yield Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In June 2002, the Fund reduced its dividend to reflect lower Treasury-bond yields and tighter emerging-market bond spreads. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected. Shareholders should refer to their 2002 Form 1099-DIV for the total amount of their distributions in 2002.

10
-

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                1 YEAR    SINCE INCEPTION THROUGH 12/31/02
    Class A                     11.01%                  6.96%
    Class B                     10.33%                  6.13%
    Class C                     10.33%                  6.13%

   FUND RETURNS (WITH SALES CHARGES)(1)

                                1 YEAR    SINCE INCEPTION THROUGH 12/31/02
    Class A                      6.01%                  5.89%
    Class B                      5.33%                  5.82%
    Class C                      9.33%                  6.13%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                1 YEAR    SINCE INCEPTION THROUGH 12/31/02
    Class A                    31 out of                19 out of
                               52 funds                 42 funds
    Class B                    37 out of                24 out of
                               52 funds                 42 funds
    Class C                    37 out of                32 out of
                               52 funds                 44 funds
    Average Lipper emerging
    markets debt fund           11.26%                 5.94%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A     $8.89       $0.7433      $0.0000
    Class B     $8.86       $0.6766      $0.0000
    Class C     $8.86       $0.6766      $0.0000

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY,
  CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR FUND-SHARE REDEMPTIONS. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                              11
                                                                               -

MainStay Global High Yield Fund

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
LONG-TERM BONDS (92.2%)+
BRADY BONDS (12.1%)

BRAZIL (6.0%)
Republic of Brazil
 Series 20 year
 8.00%, due 4/15/14 (b).........  $4,340,720       $ 2,843,558
                                                   -----------
MEXICO (1.0%)
United Mexican States
 Series B
 6.25%, due 12/31/19............     500,000           486,251
                                                   -----------
NIGERIA (1.4%)
Central Bank of Nigeria
 Series WW
 6.25%, due 11/15/20............   1,000,000           679,500
                                                   -----------

PERU (0.9%)
Republic of Peru
 Series 20 year
 4.00%, due 3/7/17 (c)..........     600,000           426,020
                                                   -----------

VENEZUELA (2.1%)
Republic of Venezuela
 Series DL
 2.3125%, due 12/18/07 (d)......   1,309,524         1,008,607
                                                   -----------

VIETNAM (0.7%)
Socialist Republic of Vietnam
 Series 30 year
 3.50%, due 3/12/28.............     500,000           320,000
                                                   -----------
Total Brady Bonds
 (Cost $5,565,181)..............                     5,763,936
                                                   -----------
CORPORATE BONDS (12.0%)

ARGENTINA (0.4%)
Compania Internacional de
 Telecomunicaciones S.A.
 10.375%, due 8/1/04 (a)........  ARS1,450,000         173,483
                                                   -----------
BRAZIL (1.1%)
Cia Brasileira de Bebidas
 10.50%, due 12/15/11...........  $  400,000           362,000
Globo Communicacoes e
 Participacoes S.A.
 Series REGS
 10.625%, due 12/5/08 (e).......     224,000            58,244

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
BRAZIL (CONTINUED)
Trikem S.A.
 Series REGS
 10.625%, due 7/24/07...........  $  214,000       $   100,578
                                                   -----------
                                                       520,822
                                                   -----------
CAYMAN ISLANDS (0.5%)
Independent News & Media Finance
 5.75%, due 5/17/09 (f).........  E  300,000           219,657
                                                   -----------

CHILE (0.4%)
Empresa Nacional de Electricidad
 S.A.
 Series B
 8.50%, due 4/1/09..............  $  170,000           170,531
                                                   -----------

GERMANY (0.4%)
Kyivstar GSM Bonds
 12.75%, due 11/21/05 (a).......     200,000           202,000
                                                   -----------

MEXICO (1.2%)
Corporacion Durango S.A. de CV
 13.125%, due 7/15/09 (a)(e)....     300,000           105,000
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12 (a)........     450,000           454,500
                                                   -----------
                                                       559,500
                                                   -----------
PHILIPPINES (1.1%)
Globe Telecom, Inc.
 9.75%, due 4/15/12.............     250,000           260,000
Philippine Long Distance
 Telephone Co. 11.375%, due
 5/15/12........................     300,000           273,000
                                                   -----------
                                                       533,000
                                                   -----------
RUSSIA (3.2%)
AO Siberian Oil Co.
 11.50%, due 2/13/07............     250,000           260,750
AO VimpelCom BV
 10.45%, due 4/26/05 (a)........     260,000           267,800
Oblast Nizhniy Novorod
 Series REGS
 8.75%, due 4/3/05..............     537,177           495,546
Tyumen Oil Co.
 11.00%, due 11/6/07 (a)........     500,000           515,625
                                                   -----------
                                                     1,539,721
                                                   -----------
UNITED STATES (3.7%)
Adelphia Communications Corp.
 10.25%, due 6/15/11 (e)........     100,000            38,500

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments* December 31, 2002

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
CORPORATE BONDS (CONTINUED)
UNITED STATES (CONTINUED)
AT&T Wireless Services, Inc.
 7.35%, due 3/1/06..............  $  400,000       $   412,000
FrontierVision Operating
 Partners, L.P.
 11.00%, due 10/15/06 (e).......     100,000            78,500
PEMEX Master Trust
 Series REGS
 8.625%, due 2/1/22.............     880,000           928,400
Qwest Services Corp.
 13.50%, due 12/15/10 (a).......     300,000           312,000
                                                   -----------
                                                     1,769,400
                                                   -----------
Total Corporate Bonds
 (Cost $5,869,567)..............                     5,688,114
                                                   -----------
GOVERNMENTS & FEDERAL AGENCIES (64.1%)

BRAZIL (9.2%)
Banco Nacional de Desenvolvi
 Series REGS
 20.369%, due 6/16/08 (d).......     370,000           320,100
Brazil Development Fund
 9.625%, due 12/12/11 (a).......     605,000           450,725
Republic of Brazil
 9.375%, due 4/7/08.............     600,000           420,000
 10.125%, due 5/15/27...........     450,000           270,000
 11.00%, due 8/17/40............   2,605,000         1,621,612
 11.50%, due 3/12/08............     850,000           646,000
 12.25%, due 3/6/30.............     500,000           347,500
 14.50%, due 10/15/09...........     350,000           290,500
                                                   -----------
                                                     4,366,437
                                                   -----------
BULGARIA (1.5%)
Republic of Bulgaria
 Series REGS
 8.25%, due 1/15/15.............     660,000           720,225
                                                   -----------

COLOMBIA (3.4%)
Republic of Colombia
 8.625%, due 4/1/08.............     250,000           250,000
 10.00%, due 1/23/12............   1,050,000         1,060,500
 11.75%, due 2/25/20............     300,000           321,000
                                                   -----------
                                                     1,631,500
                                                   -----------
DOMINICAN REPUBLIC (0.7%)
Dominican Republic
 9.50%, due 9/27/06 (a).........     320,000           339,200
                                                   -----------
ECUADOR (1.6%)
Republic of Ecuador
 Series REGS
 6.00%, due 8/15/30 (b).........   1,250,000           504,976

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
ECUADOR (CONTINUED)
 Series REGS
 12.00%, due 11/15/12...........  $  200,000       $   108,485
 12.00%, due 11/15/12 (a).......     225,000           126,000
                                                   -----------
                                                       739,461
                                                   -----------
EGYPT (1.4%)
Arab Republic of Egypt
 Series REGS
 8.75%, due 7/11/11.............     610,000           667,950
                                                   -----------

EL SALVADOR (0.8%)
Republic of El Salvador
 7.75%, due 1/24/23 (a).........     150,000           149,250
 8.25%, due 4/10/32 (a).........     250,000           237,500
                                                   -----------
                                                       386,750
                                                   -----------
IVORY COAST (0.8%)
Republic of Ivory Coast
 Series 20 year
 2.00%, due 3/29/18 (c)(e)......   1,400,000           175,000
 Series FRF
 2.00%, due 3/29/18 (c)(e)......  FF10,000,000         208,774
                                                   -----------
                                                       383,774
                                                   -----------
LEBANON (0.5%)
Republic of Lebanon
 Series 11
 10.25%, due 3/5/05.............  $  200,000           206,500
                                                   -----------

MEXICO (5.0%)
United Mexican States
 7.50%, due 1/14/12.............     600,000           642,750
 8.125%, due 12/30/19...........   1,434,000         1,512,870
 Series MTN
 8.30%, due 8/15/31.............     200,000           211,000
                                                   -----------
                                                     2,366,620
                                                   -----------
PAKISTAN (0.4%)
Republic of Pakistan
 Series REGS
 10.00%, due 12/13/05...........     187,500           201,094
                                                   -----------

PANAMA (3.3%)
Republic of Panama
 8.25%, due 4/22/08.............     210,000           217,875
 8.875%, due 9/30/27............     500,000           495,000
 9.625%, due 2/8/11.............     770,000           841,225
                                                   -----------
                                                     1,554,100
                                                   -----------

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
PERU (2.5%)
Republic of Peru
 9.125%, due 1/15/08............  $  550,000       $   555,500
 9.125%, due 2/21/12............     650,000           637,000
                                                   -----------
                                                     1,192,500
                                                   -----------
PHILIPPINES (3.0%)
Republic of Philippines
 9.375%, due 1/18/17............     200,000           205,500
 9.875%, due 1/15/19............     200,000           198,000
 10.625%, due 3/16/25 (b).......   1,000,000         1,030,000
                                                   -----------
                                                     1,433,500
                                                   -----------
RUSSIA (18.5%)
Ministry of Finance
 Series VI
 3.00%, due 5/14/06.............   1,030,000           910,262
Russian Federation
 Series REGS
 5.00%, due 3/31/30 (b).........   6,569,750         5,190,103
 5.00%, due 3/31/30 (a).........      28,205            22,352
 Series REGS
 8.25%, due 3/31/10 (b).........     816,251           863,594
 8.25%, due 3/31/10 (a).........       3,289             3,478
 Series REGS
 10.00%, due 6/26/07............   1,067,000         1,215,046
 Series REGS
 11.00%, due 7/24/18............     500,000           597,750
                                                   -----------
                                                     8,802,585
                                                   -----------
SOUTH AFRICA (2.2%)
Republic of South Africa
 7.375%, due 4/25/12............     950,000         1,028,375
                                                   -----------
TURKEY (4.0%)
Republic of Turkey
 10.50%, due 1/13/08............     360,000           372,600
 11.875%, due 1/15/30...........     850,000           892,500
 12.375%, due 6/15/09...........     600,000           649,500
                                                   -----------
                                                     1,914,600
                                                   -----------
UKRAINE (1.1%)
Ukraine Government
 Series REGS
 11.00%, due 3/15/07............     498,120           515,554
                                                   -----------

URUGUAY (0.9%)
Republic of Uruguay
 7.875%, due 11/18/03...........     200,000           169,000
 Series REGS
 8.375%, due 9/26/06............     500,000           275,757
                                                   -----------
                                                       444,757
                                                   -----------

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
VENEZUELA (3.3%)
Republic of Venezuela
 9.25%, due 9/15/27.............  $2,288,000       $ 1,555,840
                                                   -----------
Total Governments & Federal
 Agencies (Cost $28,468,531)....                    30,451,322
                                                   -----------
LOAN PARTICIPATIONS (1.0%)

ALGERIA (0.8%)
Republic of Algeria
 Tranche 1
 2.625%, due 9/4/06 (d)(g)(h)...     153,846           143,846
 Tranche 3
 2.625%, due 3/4/10 (d)(g)(h)...     250,000           226,250
                                                   -----------
                                                       370,096
                                                   -----------
MOROCCO (0.2%)
Kingdom of Morocco
 Tranche A
 2.5625%, due 1/2/09
 (d)(g)(h)......................     140,643           126,579
                                                   -----------
Total Loan Participations
 (Cost $482,458)................                       496,675
                                                   -----------
YANKEE BONDS (3.0%)

ARGENTINA (0.7%)
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (e)........      50,000            12,000
 Series 5, Tranche 1
 13.75%, due 5/1/09 (e).........     200,000            48,000
Multicanal S.A.
 13.125%, due 4/15/09 (e).......     200,000            52,000
YPF Sociedad Anonima
 9.125%, due 2/24/09............     225,000           200,250
                                                   -----------
                                                       312,250
                                                   -----------
CANADA (0.6%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30..............     250,000           268,840
                                                   -----------

MEXICO (1.7%)
Grupo Elektra S.A. de C.V.
 12.00%, due 4/1/08.............     300,000           268,500
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 11.75%, due 6/15/09............     100,000            98,000
Innova S. de R.L.
 12.875%, due 4/1/07............     300,000           261,000

14
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
YANKEE BONDS (CONTINUED)
MEXICO (CONTINUED)
Vicap S.A.
 11.375%, due 5/15/07...........  $  225,000       $   202,500
                                                   -----------
                                                       830,000
                                                   -----------
Total Yankee Bonds
 (Cost $1,714,159)..............                     1,411,090
                                                   -----------
Total Long-Term Bonds
 (Cost $42,099,896).............                    43,811,137
                                                   -----------
SHORT-TERM INVESTMENTS (19.0%)

COMMERCIAL PAPER (15.3%)

UNITED STATES (15.3%)
Atlantic Assets Securities Corp.
 1.5717%, due 1/3/03 (i)........   1,920,000         1,919,835
Bryant Park Funding LLC
 1.6229%, due 1/2/03 (i)........   2,203,000         2,202,902
National Australia Funding
 1.34%, due 1/3/03..............   1,000,000           999,926
UBS Finance Delaware LLC
 1.20%, due 1/2/03..............   2,150,000         2,149,928
                                                   -----------
Total Commercial Paper
 (Cost $7,272,591)..............                     7,272,591
                                                   -----------
                                    SHARES
                                  -----------
INVESTMENT COMPANY (1.0%)
AIM International Funds
 Group (i)......................     458,040           458,040
                                                   -----------
Total Investment Company
 (Cost $458,040)................                       458,040
                                                   -----------
                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
MASTER NOTE (2.7%)
Bank of America
 Securities LLC
 1.4374%, due 1/2/03 (i)........  $1,300,000       $ 1,300,000
                                                   -----------
Total Master Note
 (Cost $1,300,000)..............                     1,300,000
                                                   -----------
Total Short-Term Investments
 (Cost $9,030,631)..............                     9,030,631
                                                   -----------
Total Investments
 (Cost $51,130,527) (j).........       111.2%       52,841,768(k)
Liabilities in Excess of
 Cash and Other Assets..........       (11.2)       (5,319,783)
                                  -----------      -----------
Net Assets......................       100.0%      $47,521,985
                                  ===========      ===========

-------
(a)  May be sold to institutional investors only.
(b)  Represents security of which a portion is out on loan.
(c)  FLIRB (Floating Loaded Interest Rate Bond) carries a
     fixed, below market interest rate which rises
     incrementally over the initial 5 to 7 years of the life
     of the bond, and is then replaced by a floating rate
     coupon for the remaining life of the bond.
(d)  Floating rate. Rate shown is the rate in effect at
     December 31, 2002.
(e)  Issue in default.
(f)  Partially segregated as collateral for foreign currency forward contracts.
(g)  Restricted security.
(h)  Illiquid security.
(i)  Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(j)  The cost for federal income tax purposes is $51,401,389.
(k)  At December 31, 2002 net unrealized appreciation for
     securities was $1,440,379, based on cost for federal
     income tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $2,837,371 and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $1,396,992.
(l)  The following abbreviations are used in the above
     portfolio:
     ARS--Argentinian Pesos
     E--Euro
     FF--French Francs

                                                                              15
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $51,130,527) including $5,430,340 of
  securities loaned.........................................       $52,841,768
Cash........................................................           109,896
Deposits with brokers for securities loaned.................             6,629
Receivables:
  Interest..................................................         1,173,059
  Fund shares sold..........................................           641,253
Unamortized organization expense............................             5,633
Other assets................................................            12,927
                                                                   -----------
  Total assets..............................................        54,791,165
                                                                   -----------
LIABILITIES:
Securities lending collateral (Note 2)......................         5,887,406
Payables:
  Investment securities purchased...........................         1,210,539
  Fund shares redeemed......................................            35,479
  Transfer agent............................................            25,981
  NYLIFE Distributors.......................................            24,311
  Manager...................................................            21,812
  Custodian.................................................             2,593
  Trustees..................................................               447
Accrued expenses............................................            31,940
Unrealized depreciation on foreign currency forward
  contracts.................................................            28,672
                                                                   -----------
  Total liabilities.........................................         7,269,180
                                                                   -----------
Net assets..................................................       $47,521,985
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    25,593
  Class B...................................................            18,868
  Class C...................................................             9,102
Additional paid-in capital..................................        47,804,037
Accumulated net investment loss.............................           (25,106)
Accumulated net realized loss on investments................        (1,995,628)
Net unrealized appreciation on investments..................         1,711,241
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (26,122)
                                                                   -----------
Net assets..................................................       $47,521,985
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $22,754,189
                                                                   ===========
Shares of beneficial interest outstanding...................         2,559,338
                                                                   ===========
Net asset value per share outstanding.......................       $      8.89
Maximum sales charge (4.50% of offering price)..............              0.42
                                                                   -----------
Maximum offering price per share outstanding................       $      9.31
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $16,708,138
                                                                   ===========
Shares of beneficial interest outstanding...................         1,886,817
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.86
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 8,059,658
                                                                   ===========
Shares of beneficial interest outstanding...................           910,172
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.86
                                                                   ===========

16
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   12,749
  Interest (a)..............................................   3,113,058
                                                              ----------
    Total income............................................   3,125,807
                                                              ----------
Expenses:
  Manager...................................................     214,804
  Transfer agent............................................     129,400
  Distribution--Class B.....................................      86,371
  Distribution--Class C.....................................      34,401
  Service--Class A..........................................      36,459
  Service--Class B..........................................      28,790
  Service--Class C..........................................      11,467
  Professional..............................................      35,389
  Registration..............................................      33,448
  Shareholder communication.................................      21,217
  Custodian.................................................      16,568
  Recordkeeping.............................................      14,111
  Amortization of organization expense......................      13,490
  Trustees..................................................       5,157
  Miscellaneous.............................................      27,278
                                                              ----------
    Total expenses before waiver and reimbursement..........     708,350
Fees waived and reimbursed by Manager and Subadvisor........     (65,911)
                                                              ----------
    Net expenses............................................     642,439
                                                              ----------
Net investment income.......................................   2,483,368
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
    Security transactions...................................    (160,278)
    Foreign currency transactions...........................     (31,016)
                                                              ----------
Net realized loss on investments and foreign currency
  transactions..............................................    (191,294)
                                                              ----------
Net change in unrealized appreciation on:
    Security transactions...................................     908,840
    Translation of other assets and liabilities in foreign
     currencies and foreign currency forward contracts......     (26,122)
                                                              ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................     882,718
                                                              ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................     691,424
                                                              ----------
Net increase in net assets resulting from operations........  $3,174,792
                                                              ==========

-------

(a)  Includes securities lending income of $10,881.

                                                                              17
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 2,483,368    $ 1,522,013
  Net realized loss on investments and foreign currency
    transactions............................................     (191,294)      (294,199)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................      882,718        748,497
                                                              ------------   -----------
  Net increase in net assets resulting from operations......    3,174,792      1,976,311
                                                              ------------   -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................   (1,251,113)      (922,042)
    Class B.................................................     (915,778)      (548,666)
    Class C.................................................     (365,897)       (64,692)
                                                              ------------   -----------
      Total dividends to shareholders.......................   (2,532,788)    (1,535,400)
                                                              ------------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   28,308,395      1,260,763
    Class B.................................................   12,560,634      2,718,483
    Class C.................................................    8,031,949        906,505
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................      347,107        113,433
    Class B.................................................      559,957        323,707
    Class C.................................................      261,504         18,398
                                                              ------------   -----------
                                                               50,069,546      5,341,289
  Cost of shares redeemed:
    Class A.................................................  (16,260,403)      (563,382)
    Class B.................................................   (3,289,731)    (1,986,993)
    Class C.................................................   (1,205,832)      (449,978)
                                                              ------------   -----------
      Increase in net assets derived from capital share
       transactions.........................................   29,313,580      2,340,936
                                                              ------------   -----------
      Net increase in net assets............................   29,955,584      2,781,847
NET ASSETS:
Beginning of year...........................................   17,566,401     14,784,554
                                                              ------------   -----------
End of year.................................................  $47,521,985    $17,566,401
                                                              ============   ===========
Accumulated undistributed net investment income (loss) at
  end of year...............................................  $   (25,106)   $     1,800
                                                              ============   ===========

18
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                                              19
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                            Class A
                                                                ----------------------------------------------------------------
                                                                                                                      June 1*
                                                                           Year ended December 31,                    through
                                                                ----------------------------------------------      December 31,
                                                                 2002         2001         2000         1999            1998
                                                                -------      -------      -------       ----        ------------
Net asset value at beginning of period......................    $  8.72      $  8.49      $  8.58      $  8.00        $ 10.00
                                                                -------      -------      -------      -------        -------
Net investment income.......................................       0.73         0.85(f)      0.85         0.78           0.34(a)
Net realized and unrealized gain (loss) on investments......       0.19         0.24(f)     (0.08)        0.58          (1.99)
Net realized and unrealized gain (loss) on foreign currency
 transactions...............................................      (0.01)          --        (0.00)(b)     0.01          (0.01)
                                                                -------      -------      -------      -------        -------
Total from investment operations............................       0.91         1.09         0.77         1.37          (1.66)
                                                                -------      -------      -------      -------        -------
Less dividends from net investment income...................      (0.74)       (0.86)       (0.86)       (0.79)         (0.34)
                                                                -------      -------      -------      -------        -------
Net asset value at end of period............................    $  8.89      $  8.72      $  8.49      $  8.58        $  8.00
                                                                =======      =======      =======      =======        =======
Total investment return (c).................................      11.01%       13.59%        9.30%       18.15%        (16.38%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................       8.49%       10.11%(f)    10.05%        9.57%          7.40%+
   Net expenses.............................................       1.70%        1.70%        1.71%(d)     1.70%          3.39%+
   Expenses (before waiver and reimbursement)...............       1.91%        2.27%        2.53%        2.78%          3.59%+
Portfolio turnover rate.....................................         92%         111%          96%         104%            96%
Net assets at end of period (in 000's)......................    $22,754      $ 9,894      $ 8,827      $ 8,186        $ 7,548

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.
(d)  The effect of non-reimbursable interest expense on the
     expense ratio was 0.01%.
(e)  Less than one thousand dollars.
(f)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  Class A      Class B      Class C
                                                                  -------      -------      -------
Decrease net investment income..............................      ($0.00)(b)   ($0.00)(b)   ($0.00)(b)
Increase net realized and unrealized gains and losses.......        0.00(b)     (0.00)(b)    (0.00)(b)
Decrease ratio of net investment income.....................       (0.04%)      (0.04%)      (0.04%)

20
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                          Class B                                                 Class C
    ----------------------------------------------------   -----------------------------------------------------
                                              June 1*                                              September 1**
           Year ended December 31,            through             Year ended December 31,             through
    -------------------------------------   December 31,   -------------------------------------   December 31,
     2002      2001      2000      1999         1998        2002      2001      2000      1999         1998
    -------   -------   -------    ----     ------------   -------   -------   -------    ----     -------------
    $  8.68   $  8.46   $  8.54   $  7.98     $ 10.00      $  8.68   $  8.46   $  8.54   $  7.98      $  7.18
    -------   -------   -------   -------     -------      -------   -------   -------   -------      -------
       0.67      0.79(f)    0.79     0.71        0.32(a)      0.67      0.79(f)    0.79     0.71         0.27(a)
       0.20      0.23(f)   (0.08)    0.56       (2.01)        0.20      0.23(f)   (0.08)    0.56         0.81
      (0.01)       --     (0.00)(b)    0.01     (0.01)       (0.01)       --     (0.00)(b)    0.01      (0.01)
    -------   -------   -------   -------     -------      -------   -------   -------   -------      -------
       0.86      1.02      0.71      1.28       (1.70)        0.86      1.02      0.71      1.28         1.07
    -------   -------   -------   -------     -------      -------   -------   -------   -------      -------
      (0.68)    (0.80)    (0.79)    (0.72)      (0.32)       (0.68)    (0.80)    (0.79)    (0.72)       (0.27)
    -------   -------   -------   -------     -------      -------   -------   -------   -------      -------
    $  8.86   $  8.68   $  8.46   $  8.54     $  7.98      $  8.86   $  8.68   $  8.46   $  8.54      $  7.98
    =======   =======   =======   =======     =======      =======   =======   =======   =======      =======
      10.33%    12.69%     8.58%    17.01%     (16.82%)      10.33%    12.69%     8.58%    17.01%       14.99%
       7.74%     9.36%(f)    9.30%    8.82%      6.65%+       7.74%     9.36%(f)    9.30%    8.82%       6.65%+
       2.45%     2.45%     2.46%(d)    2.45%      4.14%+      2.45%     2.45%     2.46%(d)    2.45%       4.14%+
       2.66%     3.02%     3.28%     3.53%       4.34%+       2.66%     3.02%     3.28%     3.53%        4.34%+
         92%      111%       96%      104%         96%          92%      111%       96%      104%          96%
    $16,708   $ 6,715   $ 5,498   $ 3,756     $ 2,532      $ 8,060   $   957   $   460   $    79      $    --(e)

                                                                              21
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. MainStay Global High Yield Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

22
-

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent or brokers but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts primarily to

                                                                              23
                                                                               -

MainStay Global High Yield Fund

hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2002:

                                                              CONTRACT    CONTRACT
                                                               AMOUNT      AMOUNT       UNREALIZED
                                                                SOLD      PURCHASED    DEPRECIATION
                                                              --------    ---------    ------------
FOREIGN CURRENCY SALE CONTRACTS
Euro vs. U.S. Dollar, expiring 1/15/03......................  E 73,628    $ 72,818       $ (4,352)
Euro vs. U.S. Dollar, expiring 3/31/03......................  E406,091    $400,000        (24,320)
                                                                                         --------
Net unrealized depreciation on foreign currency forward
  contracts:                                                                             $(28,672)
                                                                                         ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

24
-

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at December 31, 2002:

                                                                                          PERCENT
                                       DATE(S) OF      PRINCIPAL              12/31/02       OF
             SECURITY                  ACQUISITION      AMOUNT       COST      VALUE     NET ASSETS
             --------                ---------------   ---------   --------   --------   ----------
Kingdom of Morocco
  Tranche A
  2.5625%, due 1/1/09..............  11/30/99-1/6/00   $140,643    $130,845   $126,579      0.2%
Republic of Algeria
  Tranche 1
  2.625%, due 9/4/06...............   8/13/99-1/6/00    153,846     130,344    143,846      0.3
  Tranche 3 2.625%, due 3/4/10.....          10/3/02    250,000     221,270    226,250      0.5
                                                                   --------   --------      ---
                                                                   $482,459   $496,675      1.0%
                                                                   ========   ========      ===

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

                                                                              25
                                                                               -

MainStay Global High Yield Fund

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments, accumulated net realized loss on foreign currency transactions and additional paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

                                   ACCUMULATED
                                  NET REALIZED
                  ACCUMULATED        LOSS ON
 ACCUMULATED      NET REALIZED       FOREIGN
NET INVESTMENT      LOSS ON         CURRENCY        ADDITIONAL
     LOSS         INVESTMENTS     TRANSACTIONS    PAID-IN CAPITAL
--------------   --------------   -------------   ---------------
   $22,514          $41,178          $31,016         $(94,708)

The reclassifications for the Fund are primarily due to foreign currency gain
(loss), non deductible expenses (organization), premium amortization adjustments and reclassification of distributions.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                                 2002              2001
                                                              -----------       -----------
Distributions paid from ordinary income                       $2,532,788        $1,535,400

26
-

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized gain (loss) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and

                                                                              27
                                                                               -

MainStay Global High Yield Fund

assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. Through March 11, 2002 the Manager had voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. In addition, the Manager had voluntarily agreed to reimburse the expenses of the Fund through March 11, 2002, to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2002, the Manager earned from the Fund $214,804. The fees waived and expenses reimbursed by the Manager total $7,278 and $58,633 respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund

28
-
pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $16,834 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $8,488, $20,010 and $3,164 respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses to NYLIM Service for the year ended December 31, 2002 amounted to $129,400.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2002, New York Life held shares of Class A and Class B with net asset values of $8,001,000 and $886,000, respectively. This represents 35.16% and 5.30%, respectively, of the net assets at period end for Class A and B shares.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of New York Life amounted to $655 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $14,111 for the year ended December 31, 2002.

                                                                              29
                                                                               -

MainStay Global High Yield Fund

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
 AND OTHER LOSSES     APPRECIATION         LOSS
-------------------   ------------   -----------------
    $(1,707,429)       $1,419,934        $(287,495)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales deferrals, interest written off and mark-to-market of foreign currency forward transactions.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $1,707,429 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
     2006...................................................  $  377
     2007...................................................   1,059
     2009...................................................     271
                                                              ------
                                                              $1,707
                                                              ======

In addition, the Fund intends to elect to treat for federal income tax purposes $17,538 of qualifying capital losses and $30,582 of qualifying foreign exchange losses that arose after October 31, 2002 as if they arose on January 1, 2003.

The Fund utilized $145,793 of capital loss carryforward during the year ended December 31, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $53,262 and $25,944, respectively.

As of December 31, 2002, the Fund had securities on loan with an aggregate market value of $5,430,340. The Fund received $5,887,406 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other

30
-
factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                     YEAR ENDED
                                                   DECEMBER 31, 2002              DECEMBER 31, 2001
                                              ---------------------------   -----------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
                                              -------   -------   -------   -------   -------   ---------
Shares sold.................................   3,271     1,436      909       147       322        106
Shares issued in reinvestment of
  dividends.................................      40        65       31        13        37          2
                                              ------     -----     ----       ---      ----        ---
                                               3,311     1,501      940       160       359        108
Shares redeemed.............................  (1,887)     (387)    (140)      (65)     (236)       (52)
                                              ------     -----     ----       ---      ----        ---
Net increase................................   1,424     1,114      800        95       123         56
                                              ======     =====     ====       ===      ====        ===

                                                                              31
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Global High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Global High Yield Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

32
-

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                                                                              33
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

34
-
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              35
                                                                               -
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

36
-
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MacKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

                                                                              37
                                                                               -
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                       This page intentionally left blank

38
-

                          [THIS IS A TRUE BLANK PAGE]

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSGH11- 02/03
                                                                 20

RECYCLE LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Global
    High Yield Fund

    ANNUAL REPORT
    DECEMBER 31, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity
                                                              Index Fund versus S&P 500(R) Index and
                                                              Inflation                                        4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/02       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   21
                                                              Report of Independent Accountants               27
                                                              Trustees and Officers                           28
                                                              The MainStay(R) Funds                           31

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

                                                                               3
                                                                               -

$10,000 Invested in MainStay
Equity Index Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES Total Returns: 1 Year -25.02%, 5 Years -1.95%, 10 Years 8.09%

                                  [LINE GRAPH]

                                                  MAINSTAY EQUITY INDEX
                                                          FUND                  S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                  ---------------------         ----------------           ------------------
12/92                                                    9700.00                    10000.00                    10000.00
12/93                                                   10575.00                    11008.00                    10282.00
12/94                                                   10628.00                    11153.00                    10548.00
12/95                                                   14444.00                    15343.00                    10817.00
12/96                                                   17627.00                    18866.00                    11182.00
12/97                                                   23315.00                    25163.00                    11372.00
12/98                                                   29771.00                    32354.00                    11558.00
12/99                                                   35723.00                    39163.00                    11868.00
12/00                                                   32253.00                    35604.00                    12268.00
12/01                                                   28172.00                    31373.00                    12458.00
12/02                                                   21776.00                    24441.00                    12761.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graph assumes an initial investment of $10,000 and reflects the effect of the maximum 3.0% initial sales charge.

1 "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc.
  and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

At the beginning of 2002, the U.S. economy appeared to be on its way from a mild recession to a modest recovery. What started out as subdued optimism, however, quickly turned into disappointment as a series of high-profile accounting scandals and major bankruptcies rocked the market. Major Wall Street and accounting firms faced conflict-of-interest investigations, and allegations of insider trading made headline news.

The year will likely be remembered for disappointing corporate earnings, layoffs, geopolitical instability, rising energy prices, and a lack of business investment. For the U.S. stock market, the result was a third straight year of losses--a phenomenon investors had not seen in over 60 years.

On the positive side, consumer spending remained strong throughout most of 2002, buoyed by low interest rates that brought buyers to the housing market and caused mortgage refinancing to blossom. Unfortunately, with consumers providing the only visible support for the economy, both the economy and the stock market found themselves on shaky ground.

The Dow Jones Industrial Average(1) fell 15.01% in 2002, its steepest decline since 1977. The S&P 500(R) Index(2) fell 22.10% in 2002, its worst performance since 1974. Astonishingly, the total value of the U.S. stock market fell to approximately $10 trillion at the end of 2002, down from $17 trillion at its peak in March 2000.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Equity Index Fund Class A shares returned -22.70%, excluding all sales charges. The Fund underperformed the -22.60% return of the average Lipper(3) S&P 500 Index objective fund over the same period. The Fund also underperformed the -22.10% return of the S&P 500 Index for the year ended December 31, 2002. Since the Fund incurs actual expenses that a hypothetical index does not, there will be times when the Fund lags the Index.

STRONG PERFORMERS

The top-performing industry in the S&P 500 Index for 2002, based on total return alone, was leisure equipment & products (+7.12%),(4) followed by containers & packaging (+4.86%), and household products (+0.37%). Although food products (-0.99%) had a negative return, it was the fourth-best performing industry in the Index, followed by road & rail (-2.03%) in fifth place.
When both total returns and weightings were taken into account, the only difference in the top-five contributors to the performance of the Index was that

                                                                               5
                                                                               -
-------
1 The Dow Jones Industrial Average is an unmanaged price-weighted average of 30 actively traded blue-chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an index or an average.
2 See footnote on page 4 for more information about the S&P 500 Index.
3 See footnote and table on page 9 for more information about Lipper Inc.
4 Unless otherwise indicated, total returns are for the 12-month period ended
  December 31, 2002.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                            [PERFORMANCE BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                             6.19
12/93                                                                             9.01
12/94                                                                             0.50
12/95                                                                            35.91
12/96                                                                            22.04
12/97                                                                            32.26
12/98                                                                            27.69
12/99                                                                            19.99
12/00                                                                            -9.71
12/01                                                                           -12.65
12/02                                                                           -22.70

See footnote 1 on page 8 for more information on performance.

trading companies & distributors (-5.42%) took fourth place--replacing the road & rail industry, which failed to rank among the top-five industries when both total returns and weightings were included in the assessment. The other industries mentioned retained their same positions among the five top-performing industries when both total returns and Index weightings were taken into account. The fact that industries with negative returns ranked among the top-five contributors to the performance of the Index in 2002 suggests the level of difficulty equity investors faced.

Based on total returns alone, the five top-performing stocks in the S&P 500 Index for the year ended December 31, 2002, were Providian Financial (+82.82%), Boston Scientific (+76.29%), Newmont Mining (+51.91%), Ball (+44.81%), and Halliburton (+42.82%). During the same period, several stocks with lower returns but higher weightings in the Index made a larger positive contribution to the performance of the S&P 500 Index when both total returns and weightings were taken into account. On this basis, the leader was Bank of America (+10.52%), followed by Procter & Gamble (+9.45%), Boston Scientific (+76.29%), Wachovia (+16.20%), and Wells Fargo (+7.82%).

WEAK PERFORMERS

Based on total returns alone, the worst-performing industry in the S&P 500 Index was multi-utilities & unregulated power (-69.53%), followed by wireless telecommunication services (-59.70%), IT consulting & services (-57.07%), electronic equipment & instruments (-51.88%), and semiconductor equipment & products (-49.49%). Taking both total returns and weightings into account, the industry that had the greatest negative impact on the performance of the Index was industrial conglomerates (-41.84%), followed by pharmaceuticals (-21.56%), semiconductor equipment & products (-49.49%), diversified financials (-23.17%), and software (-27.26%).

Measured on the basis of total returns alone, the worst-performing stocks in the S&P 500 Index over the annual period were Dynegy (-95.37%), Williams (-89.42%), Mirant (-88.33%), El Paso (-84.40%), and NVIDIA (-82.80%). The company whose stock had the greatest negative impact on the performance of the Index, taking both weightings and total returns into account, was General Electric (-39.25%), followed by Intel (-50.49%), AOL Time Warner (-59.19%), Tyco International (-71.00%), and Microsoft (-21.96%).

INDEX ADJUSTMENTS

From time to time, Standard & Poor's adjusts the makeup of the Index following corporate actions, such as mergers, acquisitions, spin-offs, and similar events. In addition, Standard & Poor's may adjust the makeup of the Index to reflect its changing assessment of which businesses and industries are having a major impact on the U.S. economy. During 2002, there were 24 additions to and 24 deletions from the S&P 500 Index, compared to 30 additions and 30 deletions in 2001.

To name just a few changes, WorldCom was deleted from the S&P 500 Index on May 14, 2002. WorldCom was replaced by Apollo Group, a firm providing higher education programs for working adults. The third quarter saw a major change to the S&P 500 Index, as seven non-U.S. companies were removed from the benchmark and replaced with U.S. companies, effective after the close of trading on July 19, 2002. The deleted stocks included companies domiciled in Europe and Canada, such as Nortel Networks, Unilever, Royal Dutch Petroleum, Barrick Gold, and Placer Dome, that had been "grandfathered" in this domestic index. The change generated some controversy, since there are other companies headquartered in Bermuda, such as Tyco International, which remained in the Index. Among the U.S. companies added on July 19, 2002, was eBay, a leading online auctioneer.

LOOKING AHEAD

It is still difficult to envision a dramatic turnaround for the U.S. economy in the near future. Disappointing retail sales during the 2002 holiday season and heightened geopolitical tensions have raised the level of caution in the equity markets. A general strike in Venezuela, the prospect of war in Iraq, and ongoing concerns about North Korea's nuclear program appear to have moved many investors away from equities and onto the sidelines until a greater sense of global stability can be achieved.

                                                                               7
                                                                               -

As index investors, we do not evaluate or respond to changing economic conditions or concern ourselves with market psychology. Whatever the markets or the economy may bring, the Fund will continue to seek to provide invest-ment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

MainStay Equity Index Fund was closed to new purchases as of January 1, 2002.

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                           SINCE INCEPTION
                          1 YEAR      5 YEARS   10 YEARS   THROUGH 12/31/02
    Class A               -22.70%     -1.36%      8.42%         9.72%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                           SINCE INCEPTION
                          1 YEAR      5 YEARS   10 YEARS   THROUGH 12/31/02
    Class A               -25.02%     -1.95%      8.09%         9.44%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                                           SINCE INCEPTION
                          1 YEAR      5 YEARS   10 YEARS   THROUGH 12/31/02
    Equity Index Fund   120 out of   72 out of  28 out of     12 out of
                         175 funds   86 funds   29 funds       12 funds
    Average Lipper S&P
    500 Index
    objective fund        -22.60%     -1.08%      8.93%         10.38%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

                          NAV 12/31/02  INCOME    CAPITAL GAINS
    Class A                  $28.87     $0.3043      $1.1140

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
  VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay or distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower.

  MainStay Equity Index Fund is offered as Class A shares only. Class A shares are sold with a maximum initial sales charge of 3.0%.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception Fund ranking and since-inception return for the average Lipper peer fund are for the period from 12/20/90 through 12/31/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                               9
                                                                               -

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (100.1%)+

AEROSPACE & DEFENSE (1.9%)
Boeing Co. (The)...............      60,510       $  1,996,225
General Dynamics Corp. ........      14,505          1,151,262
Goodrich Corp. ................       8,349            152,954
Honeywell International,
 Inc. .........................      60,211          1,445,064
Lockheed Martin Corp. .........      33,131          1,913,315
Northrop Grumman Corp. ........      13,097          1,270,409
Raytheon Co. ..................      29,678            912,598
Rockwell Collins, Inc. ........      13,507            314,173
United Technologies Corp. .....      34,336          2,126,772
                                                  ------------
                                                    11,282,772
                                                  ------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp. ...................      21,634          1,172,996
Ryder System, Inc. ............       4,537            101,810
United Parcel Service, Inc.
 Class B.......................      80,975          5,107,903
                                                  ------------
                                                     6,382,709
                                                  ------------
AIRLINES (0.2%)
AMR Corp. (a)..................      11,172             73,735
Delta Air Lines, Inc. .........       9,243            111,840
Southwest Airlines Co. ........      56,756            788,909
                                                  ------------
                                                       974,484
                                                  ------------
AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co. ......       5,592             85,781
Dana Corp. ....................      11,537            135,675
Delphi Corp. ..................      41,549            334,470
Goodyear Tire & Rubber Co.
 (The).........................      11,791             80,297
Johnson Controls, Inc. ........       6,530            523,510
Visteon Corp. .................       9,920             69,043
                                                  ------------
                                                     1,228,776
                                                  ------------
AUTOMOBILES (0.6%)
Ford Motor Co. ................     134,296          1,248,953
General Motors Corp. ..........      40,390          1,488,775
Harley-Davidson, Inc. .........      22,269          1,028,828
                                                  ------------
                                                     3,766,556
                                                  ------------
BANKS (7.4%)
AmSouth Bancorp. ..............      25,835            496,032
Bank of America Corp. .........     108,604          7,555,580
Bank of New York Co., Inc.
 (The).........................      52,341          1,254,090
Bank One Corp. ................      84,525          3,089,389
BB&T Corp. ....................      34,520          1,276,895
Charter One Financial, Inc. ...      16,903            485,623
Comerica, Inc. ................      12,928            559,007
FifthThird Bancorp.............      42,077          2,463,608
First Tennessee National
 Corp. ........................       9,276            333,379
FleetBoston Financial Corp. ...      76,182          1,851,223
Golden West Financial Corp. ...      11,154            800,969
Huntington Bancshares, Inc. ...      17,716            331,466
KeyCorp........................      30,855            775,695
Marshall & Ilsley Corp. .......      15,527            425,129
Mellon Financial Corp. ........      31,311            817,530
National City Corp. ...........      44,958          1,228,253

                                   SHARES            VALUE
                                 -----------------------------
BANKS (CONTINUED)
North Fork Bancorp, Inc. ......      12,000       $    404,880
Northern Trust Corp. ..........      16,307            571,560
PNC Financial Services Group,
 Inc. (The)....................      20,842            873,280
Regions Financial Corp. .......      16,280            543,101
SouthTrust Corp. ..............      25,467            632,855
SunTrust Banks, Inc. ..........      20,583          1,171,584
Synovus Financial Corp. .......      21,795            422,823
U.S. Bancorp...................     139,057          2,950,790
Union Planters Corp. ..........      14,407            405,413
Wachovia Corp. ................      98,745          3,598,268
Washington Mutual, Inc. .......      68,748          2,373,868
Wells Fargo Co. ...............     122,833          5,757,183
Zions Bancorp..................       6,818            268,282
                                                  ------------
                                                    43,717,755
                                                  ------------
BEVERAGES (3.0%)
Anheuser-Busch Cos., Inc. .....      62,151          3,008,108
Brown-Forman Corp. Class B.....       5,124            334,905
Coca-Cola Co. (The) (c)........     179,936          7,884,795
Coca-Cola Enterprises, Inc. ...      32,982            716,369
Coors (Adolph) Co. Class B.....       2,712            166,110
Pepsi Bottling Group, Inc.
 (The).........................      20,393            524,100
PepsiCo, Inc. .................     125,407          5,294,684
                                                  ------------
                                                    17,929,071
                                                  ------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (a)................      93,420          4,515,923
Biogen, Inc. (a)...............      11,050            442,663
Chiron Corp. (a)...............      13,934            523,918
Genzyme Corp. (a)..............      15,729            465,107
MedImmune, Inc. (a)............      18,296            497,102
                                                  ------------
                                                     6,444,713
                                                  ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.
 (a)...........................       5,305            377,398
Crane Co. .....................       4,614             91,957
Masco Corp. ...................      35,683            751,127
                                                  ------------
                                                     1,220,482
                                                  ------------
CHEMICALS (1.6%)
Air Products & Chemicals,
 Inc. .........................      16,748            715,977
Dow Chemical Co. (The).........      66,177          1,965,457
E.I. du Pont de Nemours &
 Co. ..........................      72,158          3,059,499
Eastman Chemical Co. ..........       5,819            213,965
Ecolab, Inc. ..................       9,424            466,488
Englehard Corp. ...............       9,443            211,051
Great Lakes Chemical Corp. ....       3,664             87,496
Hercules, Inc. (a).............       7,578             66,686
International Flavors &
 Fragrances, Inc. .............       7,164            251,456
Monsanto Co. ..................      19,126            368,176
PPG Industries, Inc. ..........      12,432            623,465
Praxair, Inc. .................      11,933            689,369
Rohm & Haas Co. ...............      16,308            529,684

-------
+ Percentages indicated are based on Fund net assets.

10
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS (CONTINUED)
Sigma-Aldrich Corp. ...........       5,405       $    263,224
                                                  ------------
                                                     9,511,993
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.9%)
Allied Waste Industries, Inc.
 (a)...........................      14,200            142,000
Apollo Group, Inc. Class A
 (a)...........................      12,728            560,032
Automatic Data Processing,
 Inc. .........................      43,193          1,695,325
Avery Dennison Corp. ..........       8,138            497,069
Block (H&R), Inc. .............      13,277            533,735
Cendant Corp. (a)..............      75,235            788,463
Cintas Corp. ..................      12,567            574,940
Concord EFS, Inc. (a)..........      37,336            587,669
Convergys Corp. (a)............      12,767            193,420
Deluxe Corp. ..................       4,661            196,228
Donnelley (R.R.) & Sons Co. ...       8,523            185,546
Equifax, Inc. .................      10,662            246,719
First Data Corp. ..............      54,199          1,919,187
Fiserv, Inc. (a)...............      13,848            470,140
Paychex, Inc. .................      27,639            771,128
Pitney Bowes, Inc. ............      17,586            574,359
Robert Half International, Inc.
 (a)...........................      13,328            214,714
Sabre Holdings Corp. (a).......      10,595            191,875
Waste Management, Inc. (a).....      43,884          1,005,821
                                                  ------------
                                                    11,348,370
                                                  ------------
COMMUNICATIONS EQUIPMENT (2.1%)
ADC Telecommunications, Inc.
 (a)...........................      57,571            120,323
Andrew Corp. (a)...............       5,962             61,289
Avaya, Inc. (a)................      26,609             65,192
CIENA Corp. (a)................      31,455            161,679
Cisco Systems, Inc. (a)........     524,438          6,870,138
Comverse Technology, Inc.
 (a)...........................      13,721            137,485
Corning, Inc. (a)..............      83,292            275,697
JDS Uniphase Corp. (a).........      98,110            242,332
Lucent Technologies, Inc.
 (a)...........................     253,066            318,863
Motorola, Inc. ................     165,911          1,435,130
QUALCOMM, Inc. (a).............      56,985          2,073,684
Scientific-Atlanta, Inc. ......      12,019            142,545
Tellabs, Inc. (a)..............      30,585            222,353
                                                  ------------
                                                    12,126,710
                                                  ------------
COMPUTERS & PERIPHERALS (3.6%)
Apple Computer, Inc. (a).......      25,789            369,556
Dell Computer Corp. (a)........     188,000          5,027,120
EMC Corp. (a)..................     159,719            980,675
Gateway, Inc. (a)..............      24,077             75,602
Hewlett-Packard Co. ...........     221,479          3,844,875
International Business Machines
 Corp. ........................     122,702          9,509,405
Lexmark International, Inc.
 (a)...........................       9,276            561,198
NCR Corp. (a)..................       7,176            170,358
Network Appliance, Inc. (a)....      24,499            244,990

                                   SHARES            VALUE
                                 -----------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
Sun Microsystems, Inc. (a).....     224,598       $    698,500
                                                  ------------
                                                    21,482,279
                                                  ------------
CONSTRUCTION & ENGINEERING (0.0%) (B)
Fluor Corp. ...................       5,675            158,900
McDermott International,
 Inc. .........................       4,500             19,710
                                                  ------------
                                                       178,610
                                                  ------------
CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. ..........       7,688            288,300
                                                  ------------

CONTAINERS & PACKAGING (0.2%)
Ball Corp. ....................       4,183            214,128
Bemis Co., Inc. ...............       3,920            194,549
Pactiv Corp. (a)...............      11,795            257,839
Sealed Air Corp. (a)...........       6,381            238,011
Temple-Inland, Inc. ...........       3,870            173,415
                                                  ------------
                                                     1,077,942
                                                  ------------
DIVERSIFIED FINANCIALS (7.8%)
American Express Co. ..........      95,364          3,371,117
Bear Stearns Cos., Inc.
 (The).........................       6,984            414,850
Capital One Financial Corp. ...      16,280            483,842
Charles Schwab Corp. (The).....      96,840          1,050,714
Citigroup, Inc. ...............     372,792         13,118,550
Countrywide Financial Corp. ...       9,289            479,777
Fannie Mae.....................      72,196          4,644,369
Franklin Resources, Inc. ......      19,137            652,189
Freddie Mac....................      50,477          2,980,667
Goldman Sachs Group, Inc.
 (The).........................      34,438          2,345,228
Household International,
 Inc. .........................      34,119            948,849
Janus Capital Group, Inc.
 (The).........................      16,861            220,373
JP Morgan Chase & Co. .........     144,933          3,478,392
Lehman Brothers Holdings,
 Inc. .........................      17,156            914,243
MBNA Corp. ....................      92,091          1,751,571
Merrill Lynch & Co., Inc. .....      62,719          2,380,186
Moody's Corp. .................      10,971            452,993
Morgan Stanley.................      78,785          3,145,097
Principal Financial Group (The)
 (a)...........................      24,283            731,647
Providian Financial Corp. .....      21,471            139,347
SLM Corp. .....................      11,083          1,151,080
State Street Corp. ............      23,857            930,423
T.Rowe Price Group, Inc. ......       9,003            245,602
                                                  ------------
                                                    46,031,106
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.8%)
ALLTEL Corp. ..................      22,536          1,149,336
AT&T Corp. ....................      55,537          1,450,071
BellSouth Corp. ...............     134,890          3,489,604
CenturyTel, Inc. ..............      10,514            308,902
Citizens Communications Co.
 (a)...........................      19,440            205,092
Qwest Communications
 International, Inc. ..........     123,104            615,520
SBC Communications, Inc. ......     240,984          6,533,076
Sprint Corp. (FON Group).......      65,581            949,613

-------
+ Percentages indicated are based on Fund net assets.

                                                                              11
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Verizon Communications,
 Inc. .........................     198,568       $  7,694,510
                                                  ------------
                                                    22,395,724
                                                  ------------
ELECTRIC UTILITIES (2.2%)
Allegheny Energy, Inc. ........       9,059             68,486
Ameren Corp. ..................      11,054            459,515
American Electric Power Co.,
 Inc. .........................      25,032            684,125
CenterPoint Energy, Inc. ......      21,913            186,260
Cinergy Corp. .................      11,984            404,100
CMS Energy Corp. ..............       9,720             91,757
Consolidated Edison, Inc. .....      15,723            673,259
Constellation Energy Group,
 Inc. .........................      12,095            336,483
Dominion Resources, Inc. ......      22,084          1,212,451
DTE Energy Co. ................      12,258            568,771
Edison International, Inc.
 (a)...........................      23,684            280,655
Entergy Corp. .................      16,143            735,959
Exelon Corp. ..................      23,681          1,249,646
FirstEnergy Corp. .............      21,913            722,472
FPL Group, Inc. ...............      13,464            809,590
PG&E Corp. (a).................      29,311            407,423
Pinnacle West Capital Corp. ...       6,350            216,471
PPL Corp. .....................      11,892            412,415
Progress Energy, Inc. .........      17,086            740,678
Public Service Enterprise
 Group, Inc. ..................      16,086            516,361
Southern Co. (The).............      52,247          1,483,292
TECO Energy, Inc. .............      12,748            197,212
TXU Corp. .....................      23,416            437,411
Xcel Energy, Inc. .............      29,006            319,066
                                                  ------------
                                                    13,213,858
                                                  ------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.
 (a)...........................      14,522            220,008
Cooper Industries, Ltd. Class
 A.............................       7,117            259,415
Emerson Electric Co. ..........      30,365          1,544,060
Power-One, Inc. (a)............       5,398             30,607
Rockwell Automation, Inc. .....      13,886            287,579
Thomas & Betts Corp. (a).......       4,387             74,140
                                                  ------------
                                                     2,415,809
                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies, Inc.
 (a)...........................      33,749            606,132
Jabil Circuit, Inc. (a)........      14,131            253,227
Millipore Corp. ...............       3,372            114,648
Molex, Inc. ...................      14,238            328,044
PerkinElmer, Inc. .............       9,009             74,324
Sanmina-SCI Corp. (a)..........      38,371            172,286
Solectron Corp. (a)............      59,271            210,412
Symbol Technologies, Inc. .....      16,209            133,238
Tektronix, Inc. (a)............       6,308            114,742
Thermo Electron Corp. (a)......      11,839            238,201
Waters Corp. (a)...............       9,660            210,395
                                                  ------------
                                                     2,455,649
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Baker Hughes, Inc. ............      24,700       $    795,093
BJ Services Co. (a)............      11,585            374,311
Halliburton Co. ...............      31,666            592,471
Nabors Industries, Ltd. (a)....      10,367            365,644
Noble Corp. (a)................       9,782            343,837
Rowan Co., Inc. (a)............       7,007            159,059
Schlumberger Ltd. .............      42,489          1,788,362
Transocean, Inc. ..............      23,553            546,430
                                                  ------------
                                                     4,965,207
                                                  ------------
FOOD & DRUG RETAILING (1.2%)
Albertson's, Inc. .............      27,362            609,078
CVS Corp. .....................      28,839            720,110
Kroger Co. (The) (a)...........      55,728            860,997
Safeway, Inc. (a)..............      31,953            746,422
SUPERVALU, Inc. ...............       9,862            162,822
SYSCO Corp. ...................      47,343          1,410,348
Walgreen Co. ..................      73,863          2,156,061
Winn-Dixie Stores, Inc. .......      11,078            169,272
                                                  ------------
                                                     6,835,110
                                                  ------------
FOOD PRODUCTS (1.4%)
Archer-Daniels-Midland Co. ....      47,928            594,307
Campbell Soup Co. .............      30,243            709,804
ConAgra Foods, Inc. ...........      39,011            975,665
General Mills, Inc. ...........      27,048          1,269,904
Heinz (H.J.) Co. ..............      25,836            849,230
Hershey Foods Corp. ...........      10,059            678,379
Kellogg Co. ...................      30,036          1,029,334
Sara Lee Corp. ................      56,199          1,265,040
Wm. Wrigley Jr. Co. ...........      16,595            910,734
                                                  ------------
                                                     8,282,397
                                                  ------------
GAS UTILITIES (0.3%)
KeySpan Corp. .................       9,971            351,378
Kinder Morgan, Inc. ...........       9,170            387,616
Nicor, Inc. ...................       3,543            120,568
NiSource, Inc. ................      17,652            353,040
Peoples Energy Corp. ..........       2,711            104,780
Sempra Energy..................      15,480            366,102
                                                  ------------
                                                     1,683,484
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Applera Corp. Applied
 Biosystems Group..............      15,662            274,711
Bard (C.R.), Inc. .............       3,780            219,240
Bausch & Lomb, Inc. ...........       4,023            144,828
Baxter International, Inc. ....      42,817          1,198,876
Becton, Dickinson & Co. .......      18,885            579,581
Biomet, Inc. (a)...............      18,866            540,700
Boston Scientific Corp. (a)....      29,701          1,262,886
Guidant Corp. (a)..............      22,564            696,099
Medtronic, Inc. ...............      88,558          4,038,245
St. Jude Medical, Inc. (a).....      12,876            511,435
Stryker Corp. .................      14,492            972,703

-------
+ Percentages indicated are based on Fund net assets.

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Zimmer Holdings, Inc. (a)......      14,419       $    598,677
                                                  ------------
                                                    11,037,981
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna, Inc. ...................      11,082            455,692
AmerisourceBergen Corp. .......       7,789            423,021
Anthem, Inc. (a)...............      10,451            657,368
Cardinal Health, Inc. .........      31,888          1,887,451
CIGNA Corp. ...................      10,337            425,057
HCA, Inc. .....................      36,962          1,533,923
Health Management Associates,
 Inc. (a)......................      17,765            317,993
HEALTHSOUTH Corp. (a)..........      29,231            122,770
Humana, Inc. (a)...............      12,675            126,750
IMS Health, Inc. ..............      20,896            334,336
Manor Care, Inc. (a)...........       7,015            130,549
McKesson Corp. ................      21,328            576,496
Quest Diagnostics, Inc. (a)....       7,100            403,990
Quintiles Transnational Corp.
 (a)...........................       8,824            106,771
Tenet Healthcare Corp. (a).....      35,977            590,023
UnitedHealth Group, Inc. (a)...      22,069          1,842,761
WellPoint Health Networks, Inc.
 (a)...........................      10,806            768,955
                                                  ------------
                                                    10,703,906
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.1%)
Carnival Corp. ................      42,586          1,062,521
Darden Restaurants, Inc. ......      12,593            257,527
Harrah's Entertainment, Inc.
 (a)...........................       8,190            324,324
Hilton Hotels Corp. ...........      27,567            350,371
International Game Technology
 (a)...........................       6,402            486,040
Marriott International, Inc.
 Class A.......................      17,241            566,712
McDonald's Corp. ..............      91,516          1,471,577
Starbucks Corp. (a)............      28,438            579,566
Starwood Hotels & Resorts
 Worldwide, Inc. ..............      14,460            343,280
Wendy's International, Inc. ...       8,484            229,662
Yum! Brands, Inc. (a)..........      21,574            522,522
                                                  ------------
                                                     6,194,102
                                                  ------------
HOUSEHOLD DURABLES (0.6%)
American Greetings Corp. Class
 A.............................       4,930             77,894
Black & Decker Corp. (The).....       6,045            259,270
Centex Corp. ..................       4,543            228,059
Fortune Brands, Inc. ..........      10,960            509,750
KB Home........................       3,772            161,630
Leggett & Platt, Inc. .........      14,404            323,226
Maytag Corp. ..................       5,891            167,893
Newell Rubbermaid, Inc. .......      19,648            595,924
Pulte Homes, Inc. .............       4,373            209,335
Snap-on, Inc. .................       4,502            126,551
Stanley Works (The)............       6,684            231,133

                                   SHARES            VALUE
                                 -----------------------------
HOUSEHOLD DURABLES (CONTINUED)
Tupperware Corp. ..............       4,435       $     66,880
Whirlpool Corp. ...............       4,982            260,160
                                                  ------------
                                                     3,217,705
                                                  ------------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)...............      15,868            654,555
Colgate-Palmolive Co. .........      39,117          2,050,904
Kimberly-Clark Corp. ..........      37,129          1,762,514
Procter & Gamble Co. (The).....      94,282          8,102,595
                                                  ------------
                                                    12,570,568
                                                  ------------
INDUSTRIAL CONGLOMERATES (4.1%)
3M Co. ........................      28,299          3,489,267
General Electric Co. (c).......     722,323         17,588,565
Textron, Inc. .................      10,136            435,747
Tyco International Ltd. .......     144,655          2,470,707
                                                  ------------
                                                    23,984,286
                                                  ------------
INSURANCE (4.9%)
ACE, Ltd. .....................      19,223            564,003
AFLAC, Inc. ...................      37,438          1,127,633
Allstate Corp. (The)...........      50,701          1,875,430
Ambac Financial Group, Inc. ...       7,849            441,428
American International Group,
 Inc. .........................     189,283         10,950,021
Aon Corp. .....................      22,090            417,280
Chubb Corp. (The)..............      12,639            659,756
Cincinnati Financial Corp. ....      11,961            449,136
Hartford Financial Services
 Group, Inc. (The).............      18,414            836,548
Jefferson-Pilot Corp. .........      10,443            397,983
John Hancock Financial
 Services, Inc. ...............      21,372            596,278
Lincoln National Corp. ........      12,802            404,287
Loews Corp. ...................      13,755            611,547
Marsh & McLennan Cos., Inc. ...      38,745          1,790,406
MBIA, Inc. ....................      10,493            460,223
MetLife, Inc. .................      50,452          1,364,222
MGIC Investment Corp. .........       7,543            311,526
Progressive Corp. (The)........      16,050            796,562
Prudential Financial, Inc.
 (a)...........................      40,836          1,296,135
SAFECO Corp. ..................       9,980            346,007
St. Paul Cos., Inc. (The)......      16,442            559,850
Torchmark Corp. ...............       8,748            319,564
Travelers Property Casualty
 Corp. Class B (a).............      73,552          1,077,537
UNUMProvident Corp. ...........      17,750            311,335
XL Capital Ltd. Class A........       9,899            764,698
                                                  ------------
                                                    28,729,395
                                                  ------------
INTERNET & CATALOG RETAIL (0.3%)
eBay, Inc. (a).................      22,489          1,525,204
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.1%)
Yahoo!, Inc. (a)...............      42,923            701,791
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
IT CONSULTING & SERVICES (0.3%)
Computer Sciences Corp. (a)....      12,577       $    433,278
Electronic Data Systems
 Corp. ........................      35,244            649,547
SunGard Data Systems, Inc.
 (a)...........................      20,679            487,197
Unisys Corp. (a)...............      23,058            228,274
                                                  ------------
                                                     1,798,296
                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.3%)
Brunswick Corp. ...............       6,660            132,268
Eastman Kodak Co. .............      21,487            752,904
Hasbro, Inc. ..................      12,881            148,776
Mattel, Inc. ..................      31,688            606,825
                                                  ------------
                                                     1,640,773
                                                  ------------
MACHINERY (1.2%)
Caterpillar, Inc. .............      25,277          1,155,664
Cummins, Inc. .................       3,290             92,548
Danaher Corp. .................      11,100            729,270
Deere & Co. ...................      17,437            799,486
Dover Corp. ...................      14,940            435,650
Eaton Corp. ...................       5,214            407,266
Illinois Tool Works, Inc. .....      22,226          1,441,578
Ingersoll-Rand Co. Class A.....      12,463            536,657
ITT Industries, Inc. ..........       6,649            403,528
Navistar International Corp.
 (a)...........................       4,748            115,424
PACCAR, Inc. ..................       8,600            396,718
Pall Corp. ....................       9,385            156,542
Parker-Hannifin Corp. .........       8,624            397,825
                                                  ------------
                                                     7,068,156
                                                  ------------
MEDIA (4.0%)
AOL Time Warner, Inc. (a)......     324,433          4,250,072
Clear Channel Communications,
 Inc. (a)......................      44,153          1,646,465
Comcast Corp. Class A (a)......     167,543          3,948,989
Dow Jones & Co., Inc. .........       6,327            273,516
Gannett Co., Inc. .............      19,555          1,404,049
Interpublic Group Cos., Inc.
 (The).........................      27,705            390,086
Knight-Ridder, Inc. ...........       6,082            384,687
McGraw-Hill Cos., Inc. (The)...      14,018            847,248
Meredith Corp. ................       3,611            148,448
New York Times Co. (The) Class
 A.............................      11,295            516,520
Omnicom Group, Inc. ...........      13,681            883,793
TMP Worldwide, Inc. (a)........       7,879             89,112
Tribune Co. ...................      22,070          1,003,302
Univision Communications, Inc.
 Class A (a)...................      16,952            415,324
Viacom, Inc. Class B (a).......     127,796          5,208,965
Walt Disney Co. (The)..........     148,226          2,417,566
                                                  ------------
                                                    23,828,142
                                                  ------------
METALS & MINING (0.5%)
Alcoa, Inc. ...................      60,850          1,386,163
Allegheny Technologies,
 Inc. .........................       6,328             39,423

                                   SHARES            VALUE
                                 -----------------------------
METALS & MINING (CONTINUED)
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)..............      10,649       $    178,690
Newmont Mining Corp. ..........      29,584            858,824
Nucor Corp. ...................       5,765            238,095
Phelps Dodge Corp. (a).........       6,570            207,941
United States Steel Corp. .....       6,575             86,264
Worthington Industries,
 Inc. .........................       6,535             99,593
                                                  ------------
                                                     3,094,993
                                                  ------------
MULTILINE RETAIL (4.0%)
Big Lots, Inc. (a).............       8,353            110,510
Costco Wholesale Corp. (a).....      33,367            936,278
Dillard's, Inc. Class A........       6,240             98,966
Dollar General Corp. ..........      25,018            298,965
Family Dollar Stores, Inc. ....      12,691            396,086
Federated Department Stores,
 Inc. (a)......................      14,277            410,607
J.C. Penney Co., Inc. Holding
 Co. ..........................      19,706            453,435
Kohl's Corp. (a)...............      24,286          1,358,802
May Department Stores Co.
 (The).........................      21,079            484,395
Nordstrom, Inc. ...............      10,225            193,968
Sears, Roebuck & Co. ..........      23,231            556,383
Target Corp. ..................      65,825          1,974,750
Wal-Mart Stores, Inc. .........     320,421         16,184,465
                                                  ------------
                                                    23,457,610
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
AES Corp. (The) (a)............      39,441            119,112
Calpine Corp. (a)..............      27,474             89,565
Duke Energy Corp. .............      65,401          1,277,936
Dynegy, Inc. Class A...........      25,979             30,655
El Paso Corp. .................      42,699            297,185
Mirant Corp. (a)...............      29,693             56,120
Williams Cos., Inc. (The)......      38,055            102,748
                                                  ------------
                                                     1,973,321
                                                  ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)................      53,444            430,224
                                                  ------------

OIL & GAS (5.2%)
Amerada Hess Corp. ............       6,664            366,853
Anadarko Petroleum Corp. ......      18,272            875,229
Apache Corp. ..................      10,585            603,239
Ashland, Inc. .................       5,420            154,632
Burlington Resources, Inc. ....      14,942            637,276
ChevronTexaco Corp. ...........      77,542          5,154,992
ConocoPhillips.................      49,161          2,378,901
Devon Energy Corp. ............      11,533            529,365
EOG Resources, Inc. ...........       8,342            333,013
ExxonMobil Corp. ..............     488,445         17,066,268
Kerr-McGee Corp. ..............       7,394            327,554
Marathon Oil Corp. ............      22,906            487,669
Occidental Petroleum Corp. ....      27,397            779,445
Sunoco, Inc. ..................       5,587            185,377

-------
+ Percentages indicated are based on Fund net assets.

14
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS (CONTINUED)
Unocal Corp. ..................      18,974       $    580,225
                                                  ------------
                                                    30,460,038
                                                  ------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ...........       4,204            106,025
Georgia-Pacific Corp. .........      18,196            294,047
International Paper Co. .......      34,539          1,207,829
Louisiana-Pacific Corp. (a)....       7,910             63,755
MeadWestvaco Corp. ............      14,745            364,349
Weyerhaeuser Co. ..............      16,091            791,838
                                                  ------------
                                                     2,827,843
                                                  ------------
PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co. Class B.....       4,161            209,714
Avon Products, Inc. ...........      17,073            919,723
Gillette Co. (The).............      76,603          2,325,667
                                                  ------------
                                                     3,455,104
                                                  ------------
PHARMACEUTICALS (10.1%)
Abbott Laboratories............     113,428          4,537,120
Allergan, Inc. ................       9,493            546,987
Bristol-Myers Squibb Co. ......     140,603          3,254,959
Forest Laboratories, Inc.
 (a)...........................      13,282          1,304,558
Johnson & Johnson..............     215,588         11,579,232
King Pharmaceuticals, Inc.
 (a)...........................      18,134            311,723
Lilly (Eli) & Co. .............      81,452          5,172,202
Merck & Co., Inc. .............     162,965          9,225,449
Pfizer, Inc. ..................     447,270         13,673,044
Pharmacia Corp. ...............      93,534          3,909,721
Schering-Plough Corp. .........     106,450          2,363,190
Watson Pharmaceuticals, Inc.
 (a)...........................       7,595            214,711
Wyeth..........................      96,246          3,599,600
                                                  ------------
                                                    59,692,496
                                                  ------------
REAL ESTATE (0.3%)
Equity Office Properties
 Trust.........................      29,888            746,602
Equity Residential.............      20,075            493,444
Plum Creek Timber Co., Inc. ...      13,797            325,609
Simon Property Group, Inc. ....      13,504            460,081
                                                  ------------
                                                     2,025,736
                                                  ------------
ROAD & RAIL (0.5%)
Burlington Northern Santa Fe
 Corp. ........................      27,392            712,466
CSX Corp. .....................      15,897            450,044
Norfolk Southern Corp. ........      28,609            571,894
Union Pacific Corp. ...........      18,583          1,112,564
                                                  ------------
                                                     2,846,968
                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.8%)
Advanced Micro Devices, Inc.
 (a)...........................      25,546            165,027
Altera Corp. (a)...............      28,637            353,094
Analog Devices, Inc. (a).......      26,962            643,583
Applied Materials, Inc. (a)....     118,822          1,548,251
Applied Micro Circuits Corp.
 (a)...........................      21,891             80,778
Broadcom Corp. Class A (a).....      20,017            301,456

                                   SHARES            VALUE
                                 -----------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
Intel Corp. ...................     480,881       $  7,487,317
KLA-Tencor Corp. (a)...........      13,835            489,344
Linear Technology Corp. .......      22,649            582,532
LSI Logic Corp. (a)............      26,674            153,909
Maxim Integrated Products, Inc.
 (a)...........................      23,228            767,453
Micron Technology, Inc. (a)....      44,122            429,748
National Semiconductor Corp.
 (a)...........................      12,692            190,507
Novellus Systems, Inc. (a).....      10,479            294,250
NVIDIA Corp. (a)...............      10,654            122,628
PMC-Sierra, Inc. (a)...........      12,131             67,448
QLogic Corp. (a)...............       6,818            235,289
Teradyne, Inc. (a).............      13,396            174,282
Texas Instruments, Inc. .......     125,753          1,887,553
Xilinx, Inc. (a)...............      24,600            506,760
                                                  ------------
                                                    16,481,209
                                                  ------------
SOFTWARE (4.9%)
Adobe Systems, Inc. ...........      17,490            433,770
Autodesk, Inc. ................       8,014            114,600
BMC Software, Inc. (a).........      17,076            292,170
Citrix Systems, Inc. (a).......      13,353            164,509
Computer Associates
 International, Inc. ..........      42,709            576,572
Compuware Corp. (a)............      27,193            130,527
Electronic Arts, Inc. (a)......      10,295            512,382
Intuit, Inc. (a)...............      14,808            694,791
Mercury Interactive Corp.
 (a)...........................       5,891            174,668
Microsoft Corp. (a)(c).........     388,069         20,063,167
Novell, Inc. (a)...............      24,445             81,646
Oracle Corp. (a)...............     388,772          4,198,738
Parametric Technology Corp.
 (a)...........................      21,272             53,606
PeopleSoft, Inc. (a)...........      22,464            411,091
Rational Software Corp. (a)....      14,361            149,211
Siebel Systems, Inc. (a).......      34,267            256,317
VERITAS Software Corp. (a).....      30,189            471,552
                                                  ------------
                                                    28,779,317
                                                  ------------
SPECIALTY RETAIL (2.1%)
AutoZone, Inc. (a).............       7,179            507,196
Bed Bath & Beyond, Inc. (a)....      21,458            740,945
Best Buy Co., Inc. (a).........      23,369            564,361
Circuit City Stores, Inc. .....      15,373            114,068
Gap, Inc. (The)................      63,732            989,120
Home Depot, Inc. (The).........     168,859          4,045,862
Limited Brands, Inc. ..........      38,332            533,965
Lowe's Cos., Inc. .............      56,688          2,125,800
Office Depot, Inc. (a).........      21,929            323,672
RadioShack Corp. ..............      12,795            239,778
Sherwin-Williams Co. (The).....      11,076            312,897
Staples, Inc. (a)..............      33,919            620,718
Tiffany & Co. .................      11,118            265,831
TJX Cos., Inc. (The)...........      38,117            744,044
Toys "R" Us, Inc. (a)..........      14,578            145,780
                                                  ------------
                                                    12,274,037
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

                                                                              15
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group, Inc.
 (a)...........................       9,505       $    336,857
Liz Claiborne, Inc. ...........       8,266            245,087
NIKE, Inc. Class B.............      19,232            855,247
Reebok International Ltd.
 (a)...........................       4,227            124,274
V.F. Corp. ....................       8,240            297,052
                                                  ------------
                                                     1,858,517
                                                  ------------
TOBACCO (1.2%)
Philip Morris Cos., Inc. ......     150,112          6,084,039
R.J. Reynolds Tobacco Holdings,
 Inc. .........................       6,500            273,715
UST, Inc. .....................      12,284            410,654
                                                  ------------
                                                     6,768,408
                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Genuine Parts Co. .............      12,779            393,593
Grainger (W.W.), Inc. .........       6,625            341,519
                                                  ------------
                                                       735,112
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.
 (a)...........................     195,347          1,103,710
Nextel Communications, Inc.
 Class A (a)...................      69,469            802,367
Sprint Corp. (PCS Group) (a)...      73,073            320,060
                                                  ------------
                                                     2,226,137
                                                  ------------
Total Common Stocks (Cost
 $632,266,218).................                    589,627,241(d)
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (0.3%)

U.S. GOVERNMENT (0.3%)
United States Treasury Bills
 1.52%, due 1/9/03 (c).........  $  300,000       $    299,899
 1.62%, due 1/16/03 (c)........   1,700,000          1,699,578
                                                  ------------
Total U.S. Government
 (Cost $1,999,477).............                      1,999,477
                                                  ------------
Total Short-Term Investments
 (Cost $1,999,477).............                      1,999,477
                                                  ------------
Total Investments
 (Cost $634,265,695) (e).......       100.4%       591,626,718(f)
Liabilities in excess of Cash
 and Other Assets..............        (0.4)        (2,593,065)
                                 -----------      ------------
Net Assets.....................       100.0%      $589,033,653
                                 ===========      ============

                                        UNREALIZED
                         CONTRACTS     APPRECIATION/
                           LONG      (DEPRECIATION)(G)
                         -----------------------------
FUTURES CONTRACTS (-0.0%)(B)

Standard & Poor's 500
 Index
 March 2003............       4          $ (15,125)
 Mini March 2003.......       3                230
                                         ---------
Total Futures Contracts
 (Settlement Value
 $1,010,735) (d).......                  $ (14,895)
                                         =========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     represents 100.3% of net assets.
(e)  The cost for federal income tax purposes is $638,463,228.
(f)  At December 31, 2002 net unrealized depreciation was
     $46,836,510 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $97,308,373 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $144,144,883.
(g)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     December 31, 2002.

16
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $634,265,695).............................................       $591,626,718
Cash........................................................             87,945
Receivables:
  Dividends.................................................            932,299
  Investment securities sold................................            817,922
  Fund shares sold..........................................              8,758
  Variation margin on futures contracts.....................              2,049
Other assets................................................              8,041
                                                                   ------------
        Total assets........................................        593,483,732
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          1,874,318
  Fund shares redeemed......................................          1,814,636
  Manager...................................................            265,443
  Transfer agent............................................            224,078
  NYLIFE Distributors.......................................            129,008
  Custodian.................................................             14,628
  Trustees..................................................              6,981
Accrued expenses............................................            120,987
                                                                   ------------
        Total liabilities...................................          4,450,079
                                                                   ------------
Net assets..................................................       $589,033,653
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $    204,019
Additional paid-in capital..................................        731,357,315
Accumulated net investment loss.............................         (1,845,752)
Accumulated net realized loss on investments................        (98,028,057)
Net unrealized depreciation on investments and futures
  transactions..............................................        (42,653,872)
                                                                   ------------
Net assets applicable to outstanding shares.................       $589,033,653
                                                                   ============
Shares of beneficial interest outstanding...................         20,401,933
                                                                   ============
Net asset value per share outstanding.......................       $      28.87
Maximum sales charge (3.00% of offering price)..............               0.89
                                                                   ------------
Maximum offering price per share outstanding................       $      29.76
                                                                   ============

                                                                              17
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  11,795,570
  Interest..................................................        263,994
                                                              -------------
    Total income............................................     12,059,564
                                                              -------------
Expenses:
  Manager...................................................      3,750,311
  Distribution..............................................      1,875,155
  Transfer agent............................................      1,356,974
  Shareholder communication.................................        202,599
  Professional..............................................        132,258
  Custodian.................................................        108,150
  Recordkeeping.............................................        101,674
  Trustees..................................................         37,331
  Registration..............................................         19,642
  Miscellaneous.............................................         59,741
                                                              -------------
    Total expenses..........................................      7,643,835
                                                              -------------
Net investment income.......................................      4,415,729
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................    (95,558,057)
  Futures transactions......................................     (1,749,009)
                                                              -------------
Net realized loss on investments............................    (97,307,066)
                                                              -------------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   (107,695,105)
  Futures transactions......................................        129,076
                                                              -------------
Net unrealized loss on investments..........................   (107,566,029)
                                                              -------------
Net realized and unrealized loss on investments.............   (204,873,095)
                                                              -------------
Net decrease in net assets resulting from operations........  $(200,457,366)
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $48,360.

18
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended       Year ended
                                                              December 31,     December 31,
                                                                  2002             2001
                                                              -------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  4,415,729    $    3,907,673
  Net realized gain (loss) on investments...................   (97,307,066)       32,930,154
  Net change in unrealized appreciation (depreciation) on
    investments and futures transactions....................  (107,566,029)     (183,942,572)
                                                              -------------   --------------
  Net decrease in net assets resulting from operations......  (200,457,366)     (147,104,745)
                                                              -------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................    (6,252,221)       (4,112,722)
  From net realized gain on investments.....................   (22,887,901)      (29,560,108)
                                                              -------------   --------------
    Total dividends and distributions to shareholders.......   (29,140,122)      (33,672,830)
                                                              -------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................     2,705,651       217,166,770
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............    28,209,897        32,653,836
                                                              -------------   --------------
                                                                30,915,548       249,820,606
  Cost of shares redeemed...................................  (163,946,815)     (254,008,155)
                                                              -------------   --------------
    Decrease in net assets derived from capital share
     transactions...........................................  (133,031,267)       (4,187,549)
                                                              -------------   --------------
    Net decrease in net assets..............................  (362,628,755)     (184,965,124)
NET ASSETS:
Beginning of year...........................................   951,662,408     1,136,627,532
                                                              -------------   --------------
End of year.................................................  $589,033,653    $  951,662,408
                                                              =============   ==============
Accumulated undistributed net investment income (loss) at
  end of year...............................................  $ (1,845,752)   $       33,913
                                                              =============   ==============

                                                                              19
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                              Year ended December 31,
                                                        --------------------------------------------------------------------
                                                          2002          2001           2000            1999           1998
                                                        --------      --------      ----------      ----------      --------
Net asset value at beginning of year..................  $  37.35      $  42.76      $    47.36      $    39.47      $  30.91
                                                        --------      --------      ----------      ----------      --------
Net investment income.................................      0.22          0.16            0.12            0.20          0.21
Net realized and unrealized gain (loss) on
  investments.........................................     (8.70)        (5.57)         (4.72)            7.69          8.35
                                                        --------      --------      ----------      ----------      --------
Total from investment operations......................     (8.48)        (5.41)         (4.60)            7.89          8.56
                                                        --------      --------      ----------      ----------      --------
Less dividends and distributions:
From net investment income............................     (0.30)        (0.16)         (0.12)           (0.20)        (0.21)
From net realized gain on investments.................     (1.12)        (1.17)         (1.44)           (0.99)        (0.43)
                                                        --------      --------      ----------      ----------      --------
Total dividends and distributions.....................     (1.42)        (1.33)         (1.56)           (1.19)        (0.64)
                                                        --------      --------      ----------      ----------      --------
Reverse share split...................................      1.42          1.33            1.56            1.19          0.64
                                                        --------      --------      ----------      ----------      --------
Net asset value at end of year........................  $  28.87      $  37.35      $    42.76      $    47.36      $  39.47
                                                        ========      ========      ==========      ==========      ========
Total investment return (a)...........................    (22.70%)      (12.65%)         (9.71%)         19.99%        27.69%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.............................      0.59%         0.38%           0.26%           0.50%         0.68%
    Net expenses......................................      1.02%         0.97%           0.92%           0.94%         0.96%
    Expenses (before reimbursement)...................      1.02%         0.97%           0.92%           0.94%         0.99%
Portfolio turnover rate...............................         4%            4%              9%              3%            4%
Net assets at end of year (in 000's)..................  $589,034      $951,662      $1,136,628      $1,254,018      $797,120

-------

(a)  Total return is calculated exclusive of sales charge.

20
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new share purchases effective January 1, 2002. Existing shareholders may continue to maintain share positions held in the Fund, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund (see Note 8).

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index. MainStay Equity Index Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the current market value of total assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the number of outstanding shares.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair

                                                                              21
                                                                               -

MainStay Equity Index Fund

value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Manager deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends and capital gain distributions annually.

22
-

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss and accumulated net realized loss on investments arising from permanent differences; net assets at December 31, 2002, are not affected.

                 ACCUMULATED
 ACCUMULATED     NET REALIZED
NET INVESTMENT     LOSS ON
     LOSS        INVESTMENTS
--------------  --------------
  $(43,173)        $43,173

The reclassifications for the Fund are due to real estate investment trust distributions.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2002 and December 31, 2001 represent tax-based distributions from ordinary income of $6,679,103 and $4,112,722 and net long-term capital gain of $22,461,019 and $29,560,108, respectively.

The Fund declared a dividend which was paid on December 19, 2002, and also underwent a reverse share split on that day. The reverse share split rate was
0.9511 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds where the expenses are incurred except when direct allocations of expenses can be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                              23
                                                                               -

MainStay Equity Index Fund

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadviser.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the year ended December 31, 2002, the Manager earned from the Fund $3,750,311.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGE. The Fund was advised that the amount of sales charges retained by the Distributor was $14,731 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A shares of $10,524 for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $1,356,974.

TRUSTEES FEES. Trustees, other than those affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses.

24
-

The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown in the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $14,199 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $101,674 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

The Fund has changed its year-end to November 30, 2002 for federal income tax purposes. As of November 30, 2002, the components of accumulated loss on a tax basis were as follows:

Ordinary   Undistributed    Accumulated Capital   Unrealized   Total Accumulated
 Income   Long-Term Gains*   and Other Losses    Depreciation        Loss
--------  ----------------  -------------------  ------------  -----------------
$4,375,079   $22,461,019       $(89,852,496)     $(12,735,768)   $(75,752,166)

---------------
* Includes $22,461,019 of capital gain distributions that were paid on December 19, 2002 from taxable gains through the prior fiscal tax year end.

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals and real estate investment trust distributions.

At November 30, 2002, for federal income tax purposes, capital loss carryforwards of $89,852,496 were available, to the extent provided by the regulations to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $32,896 and $147,690, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other

                                                                              25
                                                                               -

MainStay Equity Index Fund

factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                           YEAR ENDED              YEAR ENDED
                                                        DECEMBER 31, 2002       DECEMBER 31, 2001
                                                        -----------------       -----------------
Shares sold...........................................           75                   5,689
Shares issued in reinvestment of dividends and
  distributions.......................................        1,022                     911
                                                             ------                  ------
                                                              1,097                   6,600
Shares redeemed.......................................       (5,120)                 (6,760)
Reduction of shares due to reverse share split........       (1,056)                   (940)
                                                             ------                  ------
Net decrease..........................................       (5,079)                 (1,100)
                                                             ======                  ======

NOTE 8--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

26
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Equity Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Index Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

                                                                              27
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

28
-
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              29
                                                                               -
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

30
-
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

                                                                              31
                                                                               -
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1 As of December 31, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSEI11- 02/03
                                                    06

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Index Fund

    ANNUAL REPORT
    DECEMBER 31, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity Income
                                                              Fund versus Russell 1000(R) Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/02       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               24
                                                              Trustees and Officers                           25
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

$10,000 Invested in MainStay Equity
Income Fund versus Russell 1000(R) Value
Index and Inflation

CLASS A SHARES Total Returns: 1 Year -18.42%, Since Inception 7.05% [PERFORMANCE GRAPH]

                                                 MAINSTAY EQUITY INCOME     RUSSELL 1000 VALUE INDEX
                                                          FUND                         (1)                 INFLATION (CPI) (2)
                                                 ----------------------     ------------------------       -------------------
6/1/98                                                   9450.00                    10000.00                    10000.00
12/98                                                    9829.00                    10442.00                    10115.00
12/99                                                   12296.00                    11210.00                    10386.00
12/00                                                   15099.00                    11997.00                    10736.00
12/01                                                   15836.00                    11326.00                    10902.00
12/02                                                   13671.00                     9568.00                    11167.00

CLASS B SHARES Total Returns: 1 Year -18.61%, Since Inception 7.23% [PERFORMANCE GRAPH]

                                                 MAINSTAY EQUITY INCOME     RUSSELL 1000 VALUE INDEX
                                                          FUND                         (1)                 INFLATION (CPI) (2)
                                                 ----------------------     ------------------------       -------------------
6/1/98                                                  10000.00                    10000.00                    10000.00
12/98                                                   10356.00                    10442.00                    10115.00
12/99                                                   12857.00                    11210.00                    10386.00
12/00                                                   15663.00                    11997.00                    10736.00
12/01                                                   16317.00                    11326.00                    10902.00
12/02                                                   13775.00                     9568.00                    11167.00

CLASS C SHARES Total Returns: 1 Year -15.20%, Since Inception 7.57% [PERFORMANCE GRAPH]

                                                 MAINSTAY EQUITY INCOME     RUSSELL 1000 VALUE INDEX
                                                          FUND                         (1)                 INFLATION (CPI) (2)
                                                 ----------------------     ------------------------       -------------------
6/1/98                                                  10000.00                    10000.00                    10000.00
12/98                                                   10356.00                    10442.00                    10115.00
12/99                                                   12857.00                    11210.00                    10386.00
12/00                                                   15663.00                    11997.00                    10736.00
12/01                                                   16317.00                    11326.00                    10902.00
12/02                                                   13975.00                     9568.00                    11167.00

4
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

Portfolio Management Discussion and Analysis

During 2002, the economic outlook changed, causing significant shifts in investor confidence. Money flows in the equity markets tended to reflect the mood of investors, which started strong, but suffered severe setbacks when corporate accounting scandals and other forms of misconduct captured headlines throughout the year. Geopolitical tensions also took a toll on investor confidence, with concerns over Iraq and North Korea increasing as the fourth quarter progressed.

By year-end, the stock market had recorded its third consecutive annual decline. We believe that the economy is unlikely to show astounding results in the near future. On the other hand, we feel that stimulative fiscal and monetary measures may lead to gradual economic improvement. The Federal Reserve's decision to lower the targeted federal funds rate in November clearly had a positive impact on stock prices. In recent weeks, we have been encouraged by positive economic data points that we have observed.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay Equity Income Fund returned -13.67% for Class A shares and -14.35% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -16.33% return of the average Lipper(1) equity income fund over the same period and all share classes outperformed the -15.52% return of the Russell 1000(R) Value Index(2) for the year ended December 31, 2002.

During the first half of the year, consumer stocks were among the Fund's strongest performers. In the third quarter, we began increasing the Fund's positions in other cyclical industries. Among the most compelling opportunities we saw were truck-related machinery companies and paper & forest products companies. During the year, we increased the Fund's commitment to capital-goods companies by approximately 50% and basic-materials companies by about 30%.

Materials and industrials are two sectors where the Fund remained overweighted as of December 31, 2002. As of that date, the Fund was also overweighted relative to the Russell 1000 Value Index in the energy and health care sectors. The overweighted positions resulted from market performance and from initiating new positions in stocks we believed to be undervalued.

The Fund's increased exposure to cyclical stocks hindered performance in the second half of 2002, particularly in the third quarter. Nevertheless, we continue to believe that shareholders will benefit from the Fund's current holdings. Not only do the Fund's cyclical holdings have improving fundamentals and attractive valuations, they also meet our margin-of-safety requirements and have catalysts that could lead to price appreciation over time.

6


-------
1 See footnote and table on page 9 for more information about Lipper Inc.

2 See footnote on page 5 for more information about the Russell 1000 Value
 Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                             4.01
12/99                                                                            25.11
12/00                                                                            22.79
12/01                                                                             4.88
12/02                                                                           -13.67

CLASS B AND CLASS C SHARES
[BAR GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                             3.56
12/99                                                                            24.16
12/00                                                                            21.83
12/01                                                                             4.17
12/02                                                                           -14.35

Other sectors had fewer attractive stocks, and some suffered from questionable fundamentals. We believe that cyclical consumer discretionary stocks tend to be overvalued and lack the pent-up demand that is typical in a postrecessionary period. Few stocks in the consumer staples sector appear to be attractively valued. Finally, we believe that financial stocks may face difficulties in the aftermath of the lending and expansion craze of the late 1990s. As of December 31, 2002, the Fund was underweighted in each of these sectors.

STRONG AND WEAK PERFORMERS

The strongest contributor to the Fund's performance in 2002 was Boston Scientific (+76.3%), a coronary-stent manufacturer that saw its stock price rise when the company's new products enjoyed favorable clinical results.(3) TRW (+39.4%) benefited from an acquisition by Northrop Grumman that drove its stock price higher. Fortune Brands (+17.5%), a conglomerate with interests in golf equipment, building materials, and alcoholic beverages, benefited from strong earnings. Finally, Agco (+40.1%), a stock that the Fund has held for some time, benefited from improving agricultural fundamentals in 2002.

Our stringent review process helped us identify deteriorating fundamentals in several of the Fund's weakest-performing stocks and eliminate the positions from the portfolio. Sears, Roebuck (-49.7%) saw credit quality rapidly decline as an important finance subsidiary and was sold during the year. TXU Corp. (-60.4%), the largest-holding company of Texas utilities, shocked the market when its European operations virtually imploded without any warning. Allegheny Energy (-78.0%), is another aspiring energy merchant that suffered reversals in 2002. Phoenix Companies (-58.6%) is an insurance and money management firm that suffered when the bear market took a toll on its various businesses. We reduced each of these Fund positions prior to their final sale, but not enough to avoid a negative impact on performance. Since each of these stocks declined after its position was eliminated, all of the sales were prudent.
One underperforming stock that the Fund continues to hold is Navistar (-38.5%). We remain confident in the future of this truck and engine manufacturer and increased the size of the Fund's position during a period of weakness late in the year at prices that we believed were attractive. As of year-end, Navistar was the Fund's largest holding.

LOOKING AHEAD

We remain optimistic about the outlook for value stocks and the opportunities we are finding in the marketplace. Although past performance is no guarantee of future results, we believe that value stocks may outperform, as has been typical in postrecessionary periods. We also feel that improving fundamentals may strengthen the price performance of the Fund's holdings over time.

While geopolitical events are difficult to predict, we believe that some negative scenarios may already be priced into stock values. Whatever the market or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital appreciation and income.

Michael C. Sheridan
Richard A. Rosen
Portfolio Managers
MacKay Shields LLC

-------
3 Unless otherwise indicated, returns are for the year ended December 31, 2002.

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                              1 YEAR          THROUGH 12/31/02
    Class A                   -13.67%               8.38%
    Class B                   -14.35%               7.57%
    Class C                   -14.35%               7.57%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                              1 YEAR          THROUGH 12/31/02
    Class A                   -18.42%               7.05%
    Class B                   -18.61%               7.23%
    Class C                   -15.20%               7.57%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                                               SINCE INCEPTION
                              1 YEAR          THROUGH 12/31/02
    Class A             54 out of 199 funds   2 out of 143 funds
    Class B             67 out of 199 funds   3 out of 143 funds
    Class C             67 out of 199 funds   3 out of 148 funds
    Average Lipper
    equity income fund        -16.33%              -1.84%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

             NAV 12/31/02   INCOME    CAPITAL GAINS
    Class A     $11.51      $0.0557      $0.0648
    Class B     $11.42      $0.0000      $0.0648
    Class C     $11.42      $0.0000      $0.0648

-------
1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY,
  CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after 8/31/98, based on differences in their sales charges.

2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gains distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/02.
INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

Mainstay Equity Income Fund

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (93.9%)+

AEROSPACE & DEFENSE (1.5%)
Raytheon Co. ..................    114,442       $  3,519,092
                                                 ------------
AIRLINES (0.1%)
Delta Air Lines, Inc. .........     16,197            195,984
                                                 ------------
AUTO COMPONENTS (1.2%)
Delphi Corp. ..................    361,900          2,913,295
                                                 ------------

BANKS (8.3%)
BB&T Corp. ....................     77,000          2,848,230
Compass Bancshares, Inc. ......    133,414          4,171,856
Hibernia Corp. Class A.........     68,557          1,320,408
M&T Bank Corp. ................     27,000          2,142,450
Marshall & Ilsley Corp. .......     47,043          1,288,037
PNC Financial Services Group,
 Inc. .........................     23,457            982,848
SouthTrust Corp. ..............    170,674          4,241,249
Sovereign Bancorp, Inc. .......    199,521          2,803,270
                                                 ------------
                                                   19,798,348
                                                 ------------
BUILDING PRODUCTS (1.5%)
American Standard Cos., Inc.
 (a)...........................     51,883          3,690,957
                                                 ------------
CHEMICALS (5.1%)
Air Products & Chemicals,
 Inc. .........................     70,503          3,014,003
Arch Chemicals, Inc. ..........    181,882          3,319,346
Crompton Corp. ................    160,100            952,595
IMC Global, Inc. ..............     25,100            267,817
Imperial Chemicals Industries
 PLC ADR (b)...................    216,300          3,112,557
Olin Corp. ....................     95,525          1,485,414
                                                 ------------
                                                   12,151,732
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.0%)
Imagistics International, Inc.
 (a)...........................      9,796            195,920
Pitney Bowes, Inc. ............    136,511          4,458,449
                                                 ------------
                                                    4,654,369
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.3%)
Tellabs, Inc. (a)..............    101,636            738,894
                                                 ------------

CONTAINERS & PACKAGING (3.6%)
Smurfit-Stone Container Corp.
 (a)...........................    242,800          3,736,935
Temple-Inland, Inc. ...........    106,500          4,772,265
                                                 ------------
                                                    8,509,200
                                                 ------------
DIVERSIFIED FINANCIALS (1.9%)
Lehman Brothers Holdings,
 Inc. .........................     87,288          4,651,578
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
ALLTEL Corp. ..................     50,613          2,581,263
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
ELECTRIC UTILITIES (8.6%)
DTE Energy Co. ................    109,779       $  5,093,746
Entergy Corp. .................     54,187          2,470,385
FirstEnergy Corp. .............     58,588          1,931,646
PG&E Corp. (a).................    553,953          7,699,947
PPL Corp. .....................     98,400          3,412,512
                                                 ------------
                                                   20,608,236
                                                 ------------
ELECTRICAL EQUIPMENT (0.9%)
Energizer Holdings, Inc. (a)...     75,695          2,111,891
                                                 ------------

ENERGY EQUIPMENT & SERVICES (5.0%)
ENSCO International, Inc. .....    132,022          3,888,048
GlobalSantaFe Corp. ...........    106,756          2,596,306
Hanover Compressor Co. (a).....    120,900          1,109,862
Pride International, Inc.
 (a)...........................    224,000          3,337,600
Transocean, Inc. ..............     48,300          1,120,560
                                                 ------------
                                                   12,052,376
                                                 ------------
FOOD PRODUCTS (1.0%)
Del Monte Foods Co. (a)........     28,979            223,138
Heinz (H.J.) Co. ..............     64,888          2,132,869
                                                 ------------
                                                    2,356,007
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (6.2%)
Bausch & Lomb, Inc. ...........    241,971          8,710,956
Becton, Dickinson & Co. .......     42,955          1,318,289
Boston Scientific Corp. (a)....    110,026          4,678,305
                                                 ------------
                                                   14,707,550
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (0.9%)
Apria Healthcare Group, Inc.
 (a)...........................     98,300          2,186,192
                                                 ------------

HOTELS, RESTAURANTS & LEISURE (3.2%)
Ameristar Casinos, Inc. (a)....     37,400            527,340
Park Place Entertainment Corp.
 (a)...........................    502,900          4,224,360
Yum! Brands, Inc. (a)..........    118,964          2,881,308
                                                 ------------
                                                    7,633,008
                                                 ------------
HOUSEHOLD DURABLES (0.9%)
Fortune Brands, Inc. ..........     46,939          2,183,133
                                                 ------------

HOUSEHOLD PRODUCTS (0.7%)
Clorox Co. ....................     41,719          1,720,909
                                                 ------------

INSURANCE (1.9%)
Hartford Financial Services
 Group, Inc. ..................     99,847          4,536,049
                                                 ------------

IT CONSULTING & SERVICES (1.2%)
Computer Sciences Corp. (a)....     82,352          2,837,026
                                                 ------------

-------
+ Percentages indicated are based on Fund net assets.

10
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
LEISURE EQUIPMENT & PRODUCTS (1.3%)
Callaway Golf Co. .............    227,241       $  3,010,943
                                                 ------------

MACHINERY (9.0%)
AGCO Corp. (a).................    352,183          7,783,244
Cummins, Inc. .................     95,525          2,687,118
Ingersoll-Rand Co. Class A.....     33,993          1,463,739
Navistar International Corp.
 (a)...........................    394,702          9,595,206
                                                 ------------
                                                   21,529,307
                                                 ------------
MULTILINE RETAIL (0.7%)
Federated Department Stores,
 Inc. (a)......................     60,041          1,726,779
                                                 ------------
OIL & GAS (9.4%)
Burlington Resources, Inc. ....    117,200          4,998,580
Kerr-McGee Corp. ..............    100,800          4,465,440
Premcor, Inc. (a)..............    106,300          2,363,049
Sunoco, Inc. ..................    151,259          5,018,774
Unocal Corp. ..................    151,576          4,635,194
Valero Energy Corp. ...........     24,200            893,948
                                                 ------------
                                                   22,374,985
                                                 ------------
PAPER & FOREST PRODUCTS (6.2%)
Boise Cascade Corp. ...........    131,200          3,308,864
Bowater, Inc. .................     82,400          3,456,680
MeadWestvaco Corp. ............    327,355          8,088,942
                                                 ------------
                                                   14,854,486
                                                 ------------
REAL ESTATE (6.0%)
Developers Diversified Realty
 Corp. ........................    123,591          2,717,766
Health Care Property Investors,
 Inc. .........................     72,421          2,773,724
Healthcare Realty Trust,
 Inc. .........................    104,508          3,056,859
Highwoods Properties, Inc. ....    106,963          2,363,882
Mack-Cali Realty Corp. ........    110,820          3,357,846
                                                 ------------
                                                   14,270,077
                                                 ------------
ROAD & RAIL (2.3%)
Burlington Northern Santa Fe
 Corp. ........................    134,995          3,511,220
CSX Corp. .....................     68,461          1,938,131
                                                 ------------
                                                    5,449,351
                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.8%)
Advanced Micro Devices, Inc.
 (a)...........................    298,700          1,929,602
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
SPECIALTY RETAIL (1.1%)
Payless ShoeSource, Inc. (a)...     50,503       $  2,599,389
                                                 ------------
Total Common Stocks
 (Cost $240,388,374)...........                   224,082,008
                                                 ------------
CONVERTIBLE PREFERRED STOCKS (0.3%)

PAPER & FOREST PRODUCTS (0.1%)
International Paper Capital
 Trust
 5.25%, 7/20/25 Series.........      5,370            250,377
                                                 ------------

REAL ESTATE (0.2%)
General Growth Properties, Inc.
 7.25%, 7/15/08 Series (c).....     14,318            476,646
                                                 ------------
Total Convertible Preferred
 Stocks
 (Cost $614,368)...............                       727,023
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
LONG-TERM BONDS (0.2%)
CORPORATE BONDS (0.2%)

DIVERSIFIED FINANCIALS (0.2%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09...........  $ 408,385            400,217
                                                 ------------
Total Long-Term Bonds
 (Cost $359,399)...............                       400,217
                                                 ------------
SHORT-TERM INVESTMENTS (5.1%)

COMMERCIAL PAPER (1.1%)
UBS Finance (Delaware) LLC
 1.20%, due 1/2/03.............  2,535,000          2,534,915
                                                 ------------
Total Commercial Paper
 (Cost $2,534,915).............                     2,534,915
                                                 ------------

                                                                              11
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

                                   SHARES           VALUE
                                 ----------------------------
INVESTMENT COMPANY (4.0%)
Merrill Lynch Premier
 Institutional Fund............  9,626,717       $  9,626,717
                                                 ------------
Total Investment Company
 (Cost $9,626,717).............                     9,626,717
                                                 ------------
Total Short-Term Investments
 (Cost $12,161,632)............                    12,161,632
                                                 ------------
Total Investments
 (Cost $253,523,773) (d).......       99.5%       237,370,880(e)
Cash and Other Assets,
 Less Liabilities..............        0.5          1,278,115
                                 ----------      ------------
Net Assets.....................      100.0%      $238,648,995
                                 ==========      ============

-------
(a) Non-income producing security.
(b) ADR-American Depository Receipt.
(c) PIERS-Preferred Income Equity Redeemable Stock.
(d) The cost for federal income tax purposes is $253,971,216.
(e) At December 31, 2002 net unrealized depreciation was $16,600,336, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,479,994, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $24,080,330.

12
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $253,523,773).............................................       $237,370,880
Cash........................................................              2,687
Receivables:
  Investment securities sold................................            911,462
  Fund shares sold..........................................            845,454
  Dividends.................................................            451,379
Other assets................................................             16,937
                                                                   ------------
        Total assets........................................        239,598,799
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            415,416
  Transfer agent............................................            164,064
  NYLIFE Distributors.......................................            150,855
  Manager...................................................            140,977
  Custodian.................................................              5,237
  Trustees..................................................              2,474
Accrued expenses............................................             70,781
                                                                   ------------
        Total liabilities...................................            949,804
                                                                   ------------
Net assets..................................................       $238,648,995
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     69,861
  Class B...................................................            113,826
  Class C...................................................             24,669
Additional paid-in capital..................................        271,306,280
Accumulated net investment loss.............................           (125,073)
Accumulated net realized loss on investments................        (16,587,675)
Net unrealized depreciation on investments..................        (16,152,893)
                                                                   ------------
Net assets..................................................       $238,648,995
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 80,441,670
                                                                   ============
Shares of beneficial interest outstanding...................          6,986,125
                                                                   ============
Net asset value per share outstanding.......................       $      11.51
Maximum sales charge (5.50% of offering price)..............               0.67
                                                                   ------------
Maximum offering price per share outstanding................       $      12.18
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $130,024,185
                                                                   ============
Shares of beneficial interest outstanding...................         11,382,554
                                                                   ============
Net asset value and offering price per share outstanding....       $      11.42
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 28,183,140
                                                                   ============
Shares of beneficial interest outstanding...................          2,466,857
                                                                   ============
Net asset value and offering price per share outstanding....       $      11.42
                                                                   ============

                                                                              13
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  4,494,566
  Interest..................................................       229,326
                                                              ------------
    Total income............................................     4,723,892
                                                              ------------
Expenses:
  Manager...................................................     1,500,247
  Distribution--Class B.....................................       974,792
  Distribution--Class C.....................................       159,337
  Transfer agent............................................       854,117
  Service--Class A..........................................       157,760
  Service--Class B..........................................       324,931
  Service--Class C..........................................        53,112
  Shareholder communication.................................        90,141
  Professional..............................................        54,857
  Registration..............................................        50,551
  Recordkeeping.............................................        48,098
  Custodian.................................................        47,515
  Trustees..................................................        13,805
  Miscellaneous.............................................        24,108
                                                              ------------
    Total expenses..........................................     4,353,371
                                                              ------------
Net investment income.......................................       370,521
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (16,417,265)
Net change in unrealized appreciation on investments........   (22,869,402)
                                                              ------------
Net realized and unrealized loss on investments.............   (39,286,667)
                                                              ------------
Net decrease in net assets resulting from operations........  $(38,916,146)
                                                              ============

-------

     Dividends recorded net of foreign withholding taxes of
(a)  $3,516.

14
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2002           2001
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   370,521    $    520,904
  Net realized gain (loss) on investments...................  (16,417,265)      6,274,177
  Net change in unrealized appreciation on investments......  (22,869,402)     (2,240,520)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (38,916,146)      4,554,561
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (328,297)       (345,009)
    Class B.................................................           --        (166,447)
    Class C.................................................           --         (12,543)
  From net realized gain on investments:
    Class A.................................................     (446,252)       (550,888)
    Class B.................................................     (729,043)     (1,436,957)
    Class C.................................................     (157,334)       (142,699)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....   (1,660,926)     (2,654,543)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   79,196,510      31,563,044
    Class B.................................................   88,864,443      69,126,492
    Class C.................................................   27,200,106       9,528,951
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      628,017         699,740
    Class B.................................................      646,444       1,394,741
    Class C.................................................      120,713         129,388
                                                              ------------   ------------
                                                              196,656,233     112,442,356
  Cost of shares redeemed:
    Class A.................................................  (28,346,039)    (24,755,991)
    Class B.................................................  (40,257,593)    (16,884,222)
    Class C.................................................   (5,251,703)     (2,034,483)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................  122,800,898      68,767,660
                                                              ------------   ------------
      Net increase in net assets............................   82,223,826      70,667,678
NET ASSETS:
Beginning of year...........................................  156,425,169      85,757,491
                                                              ------------   ------------
End of year.................................................  $238,648,995   $156,425,169
                                                              ============   ============
Accumulated net investment loss at end of year..............  $  (125,073)   $         --
                                                              ============   ============

                                                                              15
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                           ----------------------------------------------------------------
                                                                                                                 June 1*
                                                                      Year ended December 31,                    through
                                                           ----------------------------------------------      December 31,
                                                            2002         2001         2000         1999            1998
                                                           -------      -------      -------      -------      ------------
Net asset value at beginning of period...............      $ 13.47      $ 13.14      $ 11.81      $ 10.25        $ 10.00
                                                           -------      -------      -------      -------        -------
Net investment income................................         0.06         0.12         0.21         0.22           0.07
Net realized and unrealized gain (loss) on
  investments........................................        (1.90)        0.52         2.44         2.30           0.32
                                                           -------      -------      -------      -------        -------
Total from investment operations.....................        (1.84)        0.64         2.65         2.52           0.39
                                                           -------      -------      -------      -------        -------
Less dividends and distributions:
From net investment income...........................        (0.06)       (0.12)       (0.21)       (0.22)         (0.07)
From net realized gain on investments................        (0.06)       (0.19)       (1.02)       (0.74)         (0.07)
In excess of net realized gain on investments........           --           --        (0.09)          --             --
                                                           -------      -------      -------      -------        -------
Total dividends and distributions....................        (0.12)       (0.31)       (1.32)       (0.96)         (0.14)
                                                           -------      -------      -------      -------        -------
Net asset value at end of period.....................      $ 11.51      $ 13.47      $ 13.14      $ 11.81        $ 10.25
                                                           =======      =======      =======      =======        =======
Total investment return (a)..........................       (13.67%)       4.88%       22.79%       25.11%          4.01%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income............................         0.71%        0.95%        1.66%        1.94%          1.20%+
    Net expenses.....................................         1.50%        1.53%        1.59%        1.65%          3.11%+
    Expenses (before reimbursement)..................         1.50%        1.53%        1.59%        1.82%          3.11%+
Portfolio turnover rate..............................           46%         100%         148%         193%           270%
Net assets at end of period (in 000's)...............      $80,442      $40,692      $32,782      $18,764        $10,290

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one thousand.

16
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                           Class B                                                 Class C
    ------------------------------------------------------   ----------------------------------------------------
                                                June 1*                                             September 1**
            Year ended December 31,             through            Year ended December 31,             through
    ---------------------------------------   December 31,   ------------------------------------   December 31,
      2002       2001      2000      1999         1998         2002      2001      2000     1999        1998
    --------   --------   -------   -------   ------------   --------   -------   ------   ------   -------------
    $  13.41   $  13.09   $ 11.78   $ 10.24      $10.00      $  13.41   $ 13.09   $11.78   $10.24      $ 9.06
    --------   --------   -------   -------      ------      --------   -------   ------   ------      ------
      (0.01)       0.03      0.12      0.15        0.04        (0.01)      0.03     0.12     0.15        0.04
      (1.92)       0.51      2.42      2.28        0.31        (1.92)      0.51     2.42     2.28        1.25
    --------   --------   -------   -------      ------      --------   -------   ------   ------      ------
      (1.93)       0.54      2.54      2.43        0.35        (1.93)      0.54     2.54     2.43        1.29
    --------   --------   -------   -------      ------      --------   -------   ------   ------      ------
          --     (0.03)    (0.12)     (0.15)      (0.04)           --    (0.03)   (0.12)    (0.15)      (0.04)
      (0.06)     (0.19)    (1.02)     (0.74)      (0.07)       (0.06)    (0.19)   (1.02)    (0.74)      (0.07)
          --         --    (0.09)        --          --            --        --   (0.09)       --          --
    --------   --------   -------   -------      ------      --------   -------   ------   ------      ------
      (0.06)     (0.22)    (1.23)     (0.89)      (0.11)       (0.06)    (0.22)   (1.23)    (0.89)      (0.11)
    --------   --------   -------   -------      ------      --------   -------   ------   ------      ------
    $  11.42   $  13.41   $ 13.09   $ 11.78      $10.24      $  11.42   $ 13.41   $13.09   $11.78      $10.24
    ========   ========   =======   =======      ======      ========   =======   ======   ======      ======
      (14.35%)     4.17%    21.83%    24.16%       3.56%       (14.35%)    4.17%   21.83%   24.16%      14.30%
       (0.04%)     0.20%     0.91%     1.19%       0.45%+       (0.04%)    0.20%    0.91%    1.19%       0.45%+
        2.25%      2.28%     2.34%     2.40%       3.86%+        2.25%     2.28%    2.34%    2.40%       3.86%+
        2.25%      2.28%     2.34%     2.57%       3.86%+        2.25%     2.28%    2.34%    2.57%       3.86%+
          46%       100%      148%      193%        270%           46%      100%     148%     193%        270%
    $130,024   $105,146   $50,172   $23,803      $4,166      $ 28,183   $10,586   $2,803   $  824      $   --(b)

                                                                              17
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-

Notes to Financial Statements

the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (f) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distributions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Equity Income Fund

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at December 31, 2002, are not affected.

                   ACCUMULATED
   ACCUMULATED     NET REALIZED
  NET INVESTMENT     LOSS ON        ADDITIONAL
       LOSS        INVESTMENTS    PAID-IN CAPITAL
  --------------   ------------   ---------------
     (167,297)       212,650          (45,353)

The reclassifications for the Fund are primarily due to real estate investment trust distributions.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                                  2002              2001
                                               -----------       -----------
Distributions paid from:
  Ordinary income                              $  328,297        $  523,999
  Long-term capital gain                        1,332,629         2,130,544
                                               ----------        ----------
                                               $1,660,926        $2,654,543
                                               ==========        ==========

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2002, the Manager earned from the Fund $1,500,247. It was not necessary for the Manager to reimburse the Fund for expenses for the year ended December 31, 2002.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

MainStay Equity Income Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $47,915 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,440, $543,726 and $14,292, respectively, for the year ended December 31, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2002 amounted to $854,117.

TRUSTEES FEES. Trustees, other than those affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $4,558 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $48,098 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

  ACCUMULATED CAPITAL    UNREALIZED    TOTAL ACCUMULATED
   AND OTHER LOSSES     DEPRECIATION         LOSS
  -------------------   ------------   -----------------
     $(11,108,126)      $(16,600,336)    $(27,708,462)

The difference between book-basis and tax-basis unrealized depreciation is primarily due to wash sales deferrals and real estate investment trust distributions.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $10,983,053 were available, to the extent provided by regulations to offset future realized gains of the Fund through 2010. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $5,157,179 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $211,534 and $91,882, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31, 2002             DECEMBER 31, 2001
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................   6,186     6,744     2,094     2,381     5,212      723
Shares issued in reinvestment of dividends
  and distributions.........................      54        57        11        53       106       10
                                              ------    ------     -----    ------    ------    -----
                                               6,240     6,801     2,105     2,434     5,318      733
Shares redeemed.............................  (2,275)   (3,261)     (428)   (1,908)   (1,307)    (157)
                                              ------    ------     -----    ------    ------    -----
Net increase................................   3,965     3,540     1,677       526     4,011      576
                                              ======    ======     =====    ======    ======    =====

-------

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Income Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                                              25
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

26
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

                                                                              27
INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
D/B/A MERCURY ADVISORS
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

1 As of December 31, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSEN11- 02/03
                                                     19

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Income Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay U.S. Large Cap
                                                              Equity Fund versus S&P 500(R) Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Performance for the Year Ended 12/31/02          6
                                                              Returns and Lipper Rankings as of 12/31/02       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   17
                                                              Report of Independent Accountants               23
                                                              Trustees and Officers                           24
                                                              The MainStay(R) Funds                           27

2

President's Letter

In many respects, 2002 was a difficult year for investors. From the start, geopolitical tensions, homeland security concerns, corporate accounting scandals, and rising unemployment all contributed to market uncertainty. Early hopes for a sustained economic recovery eventually gave way to more realistic expectations, and stock prices fell to progressive lows in August and October. When all was said and done, the U.S. stock market recorded its third consecutive annual decline--something investors had not seen in more than 60 years. International stocks were also weak, with most developed foreign markets providing double-digit negative returns in U.S. dollar terms.

Weakness in the equity markets increased demand for bonds--both domestic and foreign--as investors sought a potentially "safer haven" for their assets. In the absence of a 30-year U.S. Treasury auction, longer-term Treasury bonds were particularly strong throughout the year. Investment-grade corporate debt also provided impressive returns, but lower-rated issues suffered from continuing credit-quality concerns.

The economy provided mixed signals, with weak business investment and relatively strong consumer spending throughout much of the year. Low interest rates stimulated the housing market and contributed to high levels of mortgage refinancing. Gross domestic product continued to advance, surging ahead in the third quarter of 2002, but growing at a slower pace in the fourth quarter.

Regardless of how the markets or the economy may move, each MainStay Fund adheres to a disciplined investment process suited to its individual investment objective. We believe that in challenging markets, consistent application of sound investment principles makes it easier for our shareholders to understand performance and make appropriate portfolio adjustments.

The report that follows explains the market forces and management decisions that affected your MainStay Fund during 2002. Your registered representative can help you with any questions you may have about this report or your MainStay investments. As you look to the future, we hope you will remain optimistic and focused on the potential benefits of long-term investing.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2003

                                                                               3
                                                                               -
-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay
U.S. Large Cap Equity Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES Total Return: 1 Year -30.39%
[LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
                                                       EQUITY FUND                S+P 500 INDEX            INFLATION (CPI)(2)
                                                 -----------------------          -------------            ------------------
1/2/02                                                   9450.00                    10000.00                    10000.00
12/02                                                    6961.00                     7790.00                    10244.00

CLASS B SHARES Total Return: 1 Year -30.45%
[LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
                                                       EQUITY FUND                S+P 500 INDEX            INFLATION (CPI)(2)
                                                 -----------------------          -------------            ------------------
1/2/02                                                  10000.00                    10000.00                    10000.00
12/02                                                    6955.00                     7790.00                    10244.00

CLASS C SHARES Total Return: 1 Year -27.52%
[LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
                                                       EQUITY FUND                S+P 500 INDEX            INFLATION (CPI)(2)
                                                 -----------------------          -------------            ------------------
1/2/02                                                  10000.00                    10000.00                    10000.00
12/02                                                    7248.00                     7790.00                    10244.00

4

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 5%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

1 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2 Inflation is measured by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. The rate of inflation does not represent an investment return.

                                                                               5
                                                                               -
-------
1 See footnote and table on page 9 for more information about Lipper Inc.
2 See footnote on page 4 for more information about the S&P 500 Index.

Portfolio Management Discussion and Analysis

The year 2002 was a difficult one for large-capitalization stocks. Although the economy continued to advance, its progress was weakened by a number of factors. Corporate accounting scandals, other boardroom misconduct, and conflict-of-interest investigations captured the headlines throughout much of the year, all of which weighed heavily on the stock market.

Many investors began the year anticipating a strong recovery in the second half of 2002. As the year progressed, however, corporate earnings failed to climb and corporate spending was particularly weak. Consumer spending, on the other hand, remained relatively strong through most of the year, thanks to lower interest rates and widespread mortgage refinancing. In November, the Federal Reserve moved to stimulate the weakening economy by lowering the targeted federal funds rate by 50 basis points to an unusually low 1.25%. The Fed's move was followed by a modest stock market rally, but geopolitical tensions, rising unemployment, homeland-security concerns, and a prolonged stock market decline had all taken a toll on consumer confidence. Together these factors contributed to weak consumer spending during the holiday-shopping season.

At the end of 2002, the stock market was down for the third consecutive year-- something investors hadn't seen in over six decades. Yet market declines weren't the only difficulty. A military engagement with Iraq appeared increasingly likely. The U.S. budget surplus had given way to deficit spending. North Korea had announced that it was making nuclear weapons. Terrorism was rearing its ugly head in country after country, and the United Nations was seeking peaceful resolutions to problems around the globe.

PERFORMANCE REVIEW

For the year ended December 31, 2002, MainStay U.S. Large Cap Equity Fund Class A shares returned -26.34% and Class B and Class C shares returned -26.79%, excluding all sales charges. All share classes underperformed the -23.49% return of the average Lipper(1) large-cap core fund over the same period. All share classes also underperformed the -22.10% return of the S&P 500(R) Index(2) for the one-year period ended December 31, 2002.

The Fund's relative underperformance was largely a result of Tyco International, which detracted from the portfolio's results. We had also positioned the Fund with an overweighted position in larger-capitalization issues, which we believed would be the primary beneficiaries of a global economic recovery. As it happened, however, the recovery wasn't forthcoming and larger-capitalization issues underperformed. The Fund also emphasized stocks in the technology area, which were particularly weak when capital spending failed to rebound.

6

PERFORMANCE FOR THE YEAR ENDED 12/31/02
[BAR CHART]

                                                                          CLASS A                      CLASS B AND CLASS C
                                                                          -------                      -------------------
12/02                                                                      -26.34                             -26.79

On the positive side, the portfolio was overweighted in stocks in the financials, health care, and energy sectors, all of which outperformed the overall market in 2002. The portfolio also owns several stocks that provide attractive yields, and this positioning added to overall return.

STRATEGIC POSITIONING

Portfolio turnover was low during the Fund's first year of operations. The biggest changes involved upgrading the quality of the companies held in the Fund's portfolio. Several companies with deteriorating characteristics were eliminated, such as ADC Telecommunications, Conexant Systems, Nortel Networks, Sun Microsystems, and WorldCom. Higher-quality stocks in the technology sector, such as Cisco Systems, VERITAS Software, and International Business Machines, were purchased. Some of the Fund's holdings in larger, slower-growing health care companies were trimmed, while faster-growing companies, such as Genentech and Cardinal Health, were purchased. Overall, the portfolio closed its first year fairly evenly split between growth and value stocks.

BEST AND WORST PERFORMERS

The Fund benefited from several of its holdings. Bank of America advanced on the strong relative performance of regional banks compared to money center banks. Since regional banks have less exposure to capital markets, they were less affected by lower trading volumes and investment banking activities. Bank of America performed well in an environment that favored consumer banking activities, such as checking and savings deposits, mortgage financing, and credit cards. Wachovia also benefited from the same regional banking trends.

                                                                               7
                                                                               -

UnitedHealth, the nation's largest publicly traded health maintenance organization, was able to take advantage of better pricing and a lower cost structure to improve earnings in a difficult environment. Exelon and Entergy are two utility holding companies that stuck to what they do best and benefited--despite the weakness in the energy and utilities sectors that resulted from the Enron collapse.

As already noted, Tyco International was the Fund's weakest performing security during the year. The company suffered from a failed reorganization attempt, a $170 million corporate-funds siphoning scandal, and other accounting irregularities. These major surprises caused the stock to lose more than 75% of its value during 2002. Other weak points in the portfolio reflected the overall underperformance of large-cap issues.

PURCHASES AND SALES

Among the Fund's significant purchases during 2002 was biotechnology company Genentech, which we believe has much stronger earnings-growth potential than the overall market or large-cap pharmaceutical companies. The purchase reflected our desire to increase growth potential among the Fund's health care holdings. We also purchased Cardinal Health, a distributor of drugs and health care products. The company is well positioned to benefit from an aging U.S. population and the increased reliance on prescription medications that will naturally follow this demographic trend. Cardinal Health's role as a distributor may help to insulate the company from pricing pressures facing major drug manufacturers. The Fund trimmed its position in Bristol-Myers Squibb and Schering-Plough, two slower-growing drug companies, to put money into faster-growing health care companies.

The Fund also established a position in Washington Mutual, a company focused on providing financial services to individuals and small businesses. Washington Mutual benefited from a booming housing market and widespread mortgage refinancing when consumers sought to take advantage of low interest rates.

During the year, we added to the Fund's initial position in Allstate, a leading insurance company serving both individuals and corporations. We believe that pricing in the insurance industry has become favorable, premiums are up significantly, and good earnings growth should follow.

During 2002, we sold the Fund's positions in ADC Telecommunications and Nortel Networks as part of our effort to upgrade portfolio holdings in the information technology sector. The Fund benefited by eliminating these weaker companies and adding to the Fund's position in Cisco Systems, which we believe is a higher-quality company with stronger earnings potential.

8

WEIGHTING CHANGES

Weightings across sectors were not changed significantly during the Fund's first year. The Fund emphasized holdings in health care, information technology, and energy, but underweighted positions in the consumer discretionary sector. We believe that the health care sector should continue to benefit from the aging of America and increased spending on health care products and services.

Information technology spending is down significantly, but earnings appear to be leveraged for a rebound in capital spending. When the economy turns around, earnings for information technology companies may rebound significantly. Energy earnings should benefit from high oil prices. The potential for conflict with Iraq has pushed oil prices to levels that are likely higher than dictated by current economic conditions. Even so, we believe these fundamentals may lead to better near-term earnings for energy companies. In our opinion, the consumer discretionary sector looks fully priced at this time. We have underweighted the sector, since we believe it offers limited opportunity potential.

LOOKING AHEAD

Our outlook is for the economy to expand at a reasonable, yet less-than-historic inflation-adjusted growth rate of 2% to 3%. We see little evidence to suggest that a double-dip recession will occur, but there are some downside risks. One of these risks is geopolitical. The possibility of a war with Iraq continues to weigh on the market, as does the continuing threat of terrorist activity. We believe that inflation may remain subdued, but may also have bottomed. As we see it, the Federal Reserve is likely to maintain low short interest rates until clear evidence of a self-sustaining recovery develops.

Whatever the economy or the markets may bring, the Fund will continue to seek to realize above average total return consistent with reasonable risk.

Portfolio Management Team
McMorgan & Company LLC

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                            1 YEAR
Class A                    -26.34%
Class B                    -26.79%
Class C                    -26.79%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                            1 YEAR
Class A                    -30.39%
Class B                    -30.45%
Class C                    -27.52%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/02

                            1 YEAR
Class A              735 out of 933 funds
Class B              765 out of 933 funds
Class C              765 out of 933 funds

Average Lipper
large-cap core fund        -23.49%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/02

                            NAV 12/31/02              INCOME               CAPITAL GAINS
    Class A                    $7.32                  $0.0465                 $0.0000
    Class B                    $7.31                  $0.0108                 $0.0000
    Class C                    $7.31                  $0.0108                 $0.0000

-------
 1 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
   VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 2 Lipper Inc. is an independent monitor of mutual fund performance. Rankings are based on total returns with all dividend and capital gain distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/02.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

10
-

MainStay U.S. Large Cap Equity Fund

                                    SHARES         VALUE
                                    -----------------------
COMMON STOCKS (98.9%)+

AEROSPACE & DEFENSE (0.8%)
Honeywell International, Inc. ....  7,400       $   177,600
                                                -----------
AUTOMOBILES (1.0%)
Ford Motor Co. ...................  10,000           93,000
General Motors Corp. .............  2,900           106,894
                                                -----------
                                                    199,894
                                                -----------
BANKS (6.9%)
Bank of America Corp. ............  9,450           657,437
Bank One Corp. ...................  3,300           120,615
U.S. Bancorp......................  12,500          265,250
Wachovia Corp. ...................  7,500           273,300
Washington Mutual, Inc. ..........  3,400           117,402
                                                -----------
                                                  1,434,004
                                                -----------
BEVERAGES (2.2%)
Anheuser-Busch Cos., Inc. ........  3,900           188,760
PepsiCo, Inc. ....................  6,500           274,430
                                                -----------
                                                    463,190
                                                -----------
BIOTECHNOLOGY (0.8%)
Genentech, Inc. (a)...............  4,900           162,484
                                                -----------

CHEMICALS (2.5%)
Dow Chemical Co. (The)............  5,000           148,500
E.I. du Pont de Nemours & Co. ....  4,100           173,840
PPG Industries, Inc. .............  3,800           190,570
                                                -----------
                                                    512,910
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Automatic Data Processing,
 Inc. ............................  3,400           133,450
Paychex, Inc. ....................  2,400            66,960
                                                -----------
                                                    200,410
                                                -----------
COMMUNICATIONS EQUIPMENT (3.1%)
Cisco Systems, Inc. (a)...........  33,000          432,300
Comverse Technology, Inc. (a).....  4,800            48,096
JDS Uniphase Corp. (a)............  9,100            22,477
Lucent Technologies, Inc. (a).....  9,200            11,592
Motorola, Inc. ...................  15,400          133,210
                                                -----------
                                                    647,675
                                                -----------
COMPUTERS & PERIPHERALS (5.8%)
Dell Computer Corp. (a)...........  5,400           144,396
EMC Corp. (a).....................  11,300           69,382
Hewlett-Packard Co. ..............  19,838          344,388
International Business Machines
 Corp. ...........................  8,550           662,625
                                                -----------
                                                  1,220,791
                                                -----------

                                    SHARES         VALUE
                                    -----------------------
DIVERSIFIED FINANCIALS (9.9%)
Citigroup, Inc. ..................  23,600      $   830,484
Fannie Mae........................  11,900          765,527
J.P. Morgan Chase & Co. ..........  19,400          465,600
                                                -----------
                                                  2,061,611
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
AT&T Corp. .......................  1,140            29,765
SBC Communications, Inc. .........  12,600          341,586
Verizon Communications, Inc. .....  7,050           273,188
                                                -----------
                                                    644,539
                                                -----------
ELECTRIC UTILITIES (2.4%)
Entergy Corp. ....................  3,700           168,683
Exelon Corp. .....................  4,600           242,742
TXU Corp. ........................  4,350            81,258
                                                -----------
                                                    492,683
                                                -----------
ELECTRICAL EQUIPMENT (1.2%)
Emerson Electric Co. .............  4,850           246,622
                                                -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (a)....  1,800            32,328
Solectron Corp. (a)...............  7,000            24,850
                                                -----------
                                                     57,178
                                                -----------
ENERGY EQUIPMENT & SERVICES (0.9%)
Schlumberger Ltd. ................  4,500           189,405
                                                -----------

FOOD & DRUG RETAILING (2.4%)
Albertson's, Inc. ................  8,000           178,080
Kroger Co. (The) (a)..............  8,600           132,870
Walgreen Co. .....................  6,700           195,573
                                                -----------
                                                    506,523
                                                -----------
FOOD PRODUCTS (1.1%)
Sara Lee Corp. ...................  10,000          225,100
                                                -----------

HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Baxter International, Inc. .......  6,700           187,600
Zimmer Holdings, Inc. (a).........  1,200            49,824
                                                -----------
                                                    237,424
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (3.0%)
Cardinal Health, Inc. ............  2,500           147,975
HCA, Inc. ........................  3,500           145,250
UnitedHealth Group, Inc. .........  4,000           334,000
                                                -----------
                                                    627,225
                                                -----------
HOUSEHOLD PRODUCTS (1.7%)
Kimberly-Clark Corp. .............  2,500           118,675
Procter & Gamble Co. (The)........  2,800           240,632
                                                -----------
                                                    359,307
                                                -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2002

                                                                              11
                                                                               -

                                    SHARES         VALUE
                                    -----------------------
COMMON STOCKS (CONTINUED)
INDUSTRIAL CONGLOMERATES (6.0%)
3M Co. ...........................  2,150       $   265,095
General Electric Co. .............  27,800          676,930
Tyco International Ltd. ..........  17,650          301,462
                                                -----------
                                                  1,243,487
                                                -----------
INSURANCE (4.0%)
Allstate Corp. (The)..............  5,200           192,348
American International Group,
 Inc. ............................  6,800           393,380
Chubb Corp. (The).................  3,800           198,360
Travelers Property Casualty Corp.
 Class A (a)......................  1,002            14,679
 Class B (a)......................  2,059            30,165
                                                -----------
                                                    828,932
                                                -----------
IT CONSULTING & SERVICES (0.2%)
Electronic Data Systems Corp. ....  2,400            44,232
                                                -----------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Eastman Kodak Co. ................  1,000            35,040
                                                -----------

MEDIA (2.5%)
AOL Time Warner, Inc. (a).........  11,900          155,890
Comcast Corp. Class A (a).........  1,843            43,439
Knight-Ridder, Inc. ..............  3,600           227,700
Walt Disney Co. (The).............  5,800            94,598
                                                -----------
                                                    521,627
                                                -----------
METALS & MINING (0.9%)
Alcoa, Inc. ......................  8,500           193,630
                                                -----------
MULTILINE RETAIL (3.3%)
Costco Wholesale Corp. (a)........  3,700           103,822
May Department Stores Co. (The)...  4,900           112,602
Penney (J.C.) Co., Inc. ..........  3,400            78,234
Sears, Roebuck & Co. .............  5,100           122,145
Wal-Mart Stores, Inc. ............  5,450           275,279
                                                -----------
                                                    692,082
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
El Paso Corp. ....................  4,100            28,536
                                                -----------

OIL & GAS (5.8%)
BP PLC ADR (b)....................  5,500           223,575

                                    SHARES         VALUE
                                    -----------------------
OIL & GAS (CONTINUED)
Burlington Resources, Inc.........  2,200       $    93,830
ChevronTexaco Corp. ..............  5,900           392,232
Exxon Mobil Corp. ................  11,200          391,328
Royal Dutch Petroleum Co. ........  2,400           105,648
                                                -----------
                                                  1,206,613
                                                -----------
PAPER & FOREST PRODUCTS (0.2%)
Georgia-Pacific Corp. ............  3,200            51,712
                                                -----------
PHARMACEUTICALS (11.4%)
Bristol-Myers Squibb Co. .........  5,300           122,695
Eli Lilly & Co. ..................  4,500           285,750
Johnson & Johnson.................  10,350          555,899
Merck & Co., Inc. ................  7,200           407,592
Pfizer, Inc. .....................  18,100          553,317
Pharmacia Corp. ..................  5,800           242,440
Schering-Plough Corp. ............  9,300           206,460
                                                -----------
                                                  2,374,153
                                                -----------
ROAD & RAIL (0.5%)
CSX Corp. ........................  3,900           110,409
                                                -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.3%)
Agere Systems, Inc.
 Class A (a)......................     99               143
 Class B (a)......................  2,433             3,406
Applied Materials, Inc. (a).......  6,300            82,089
Intel Corp. ......................  24,200          376,794
Novellus Systems, Inc. (a)........  1,700            47,736
Teradyne, Inc. (a)................    700             9,107
Texas Instruments, Inc. ..........  9,100           136,591
Xilinx, Inc. (a)..................  1,800            37,080
                                                -----------
                                                    692,946
                                                -----------
SOFTWARE (4.5%)
BMC Software, Inc. (a)............  4,000            68,440
Microsoft Corp. (a)...............  13,900          718,630
Parametric Technology Corp. (a)...  7,100            17,892
VERITAS Software Corp. (a)........  8,800           137,456
                                                -----------
                                                    942,418
                                                -----------
SPECIALTY RETAIL (1.0%)
Home Depot, Inc. (The)............  9,200           220,432
                                                -----------

TOBACCO (2.7%)
Philip Morris Cos., Inc. .........  13,800          559,314
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay U.S. Large Cap Equity Fund

12
-

                                    SHARES         VALUE
                                    -----------------------
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (1.1%)
AT&T Wireless Services, Inc.
 (a)..............................  1,800       $    10,170
Vodafone Group PLC ADR (b)........  11,900          215,628
                                                -----------
                                                    225,798
                                                -----------
Total Investments
 (Cost $27,109,408) (c)...........   98.9%       20,637,936(d)
Cash and Other Assets, Less
 Liabilities......................    1.1           227,696
                                    ------      -----------
Net Assets........................  100.0%      $20,865,632
                                    ======      ===========

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for federal income tax purposes is $27,309,003.
(d)  At December 31, 2002, net unrealized depreciation was
     $6,671,067 based on cost for federal income tax purposes.
     This consisted of aggregated gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $294,014 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $6,965,081.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of December 31, 2002

ASSETS:
Investment in securities, at value (identified cost
  $27,109,408)..............................................       $20,637,936
Cash........................................................           215,453
Receivables:
  Dividends.................................................            42,288
  Fund shares sold..........................................            19,137
Other assets................................................            14,200
                                                                   -----------
        Total assets........................................        20,929,014
                                                                   -----------
LIABILITIES:
Payables:
  Shareholder communication.................................            18,718
  Transfer agent............................................            15,280
  Manager...................................................             9,969
  Professional..............................................             8,419
  NYLIFE Distributors.......................................             5,438
  Trustees..................................................               242
  Custodian.................................................               224
Accrued expenses............................................             5,092
                                                                   -----------
        Total liabilities...................................            63,382
                                                                   -----------
Net assets..................................................       $20,865,632
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    26,278
  Class B...................................................             2,019
  Class C...................................................               200
Additional paid-in capital..................................        27,922,709
Accumulated undistributed net investment income.............             2,870
Net realized loss on investments............................          (616,972)
Net unrealized depreciation on investments..................        (6,471,472)
                                                                   -----------
Net assets..................................................       $20,865,632
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $19,244,192
                                                                   ===========
Shares of beneficial interest outstanding...................         2,627,842
                                                                   ===========
Net asset value per share outstanding.......................       $      7.32
Maximum sales charge (5.50% of offering price)..............              0.43
                                                                   -----------
Maximum offering price per share outstanding................       $      7.75
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 1,475,643
                                                                   ===========
Shares of beneficial interest outstanding...................           201,943
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.31
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   145,797
                                                                   ===========
Shares of beneficial interest outstanding...................            19,952
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.31
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the year ended December 31, 2002

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   416,899
  Interest..................................................        7,247
                                                              -----------
    Total income............................................      424,146
                                                              -----------
Expenses:
  Manager...................................................      145,611
  Transfer agent............................................       59,884
  Service--Class A..........................................       53,508
  Service--Class B..........................................        2,161
  Service--Class C..........................................          335
  Offering costs............................................       41,853
  Professional..............................................       27,504
  Shareholder communication.................................       26,029
  Registration..............................................       15,422
  Recordkeeping.............................................       12,000
  Pricing service...........................................        9,228
  Custodian.................................................        8,120
  Distribution--Class B.....................................        6,483
  Distribution--Class C.....................................        1,004
  Trustees..................................................          897
  Miscellaneous.............................................       15,274
                                                              -----------
    Total expenses before reimbursement.....................      425,313
Expense reimbursement by Manager............................      (81,798)
                                                              -----------
    Net expenses............................................      343,515
                                                              -----------
Net investment income.......................................       80,631
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................     (616,972)
Net unrealized depreciation on investments..................   (6,471,472)
                                                              -----------
Net realized and unrealized loss on investments.............   (7,088,444)
                                                              -----------
Net decrease in net assets resulting from operations........  $(7,007,813)
                                                              ===========

-------

     Dividends recorded net of foreign withholding taxes of
(a)  $1,737.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                                 Year ended
                                                              December 31, 2002
                                                              -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................     $    80,631
  Net realized loss on investments..........................        (616,972)
  Net unrealized depreciation on investments................      (6,471,472)
                                                                 -----------
  Net decrease in net assets resulting from operations......      (7,007,813)
                                                                 -----------
  Dividends to shareholders:
    From net investment income:
    Class A.................................................        (121,363)
    Class B.................................................          (2,044)
    Class C.................................................            (213)
                                                                 -----------
      Total dividends to shareholders.......................        (123,620)
                                                                 -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      27,504,249
    Class B.................................................       1,975,216
    Class C.................................................         231,188
  Net asset value of shares issued to shareholders in
    reinvestments of dividends:
    Class A.................................................           5,352
    Class B.................................................           1,799
    Class C.................................................             103
                                                                 -----------
                                                                  29,717,907
  Cost of shares redeemed:
    Class A.................................................      (1,445,274)
    Class B.................................................        (229,325)
    Class C.................................................         (46,243)
                                                                 -----------
      Increase in net assets derived from capital share
       transactions.........................................      27,997,065
                                                                 -----------
      Net increase in net assets............................      20,865,632
NET ASSETS:
Beginning of year...........................................              --
                                                                 -----------
End of year.................................................     $20,865,632
                                                                 ===========
Accumulated undistributed net investment income at end of
  year......................................................     $     2,870
                                                                 ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                Class A        Class B        Class C
                                                              -----------    -----------    -----------
                                                                    Year ended December 31, 2002
                                                              -----------------------------------------
Net asset value at beginning of year........................    $ 10.00        $ 10.00        $ 10.00
                                                                -------        -------        -------
Net investment income (loss) (a)............................       0.03          (0.02)         (0.02)
Net realized and unrealized loss on investments.............      (2.66)         (2.66)         (2.66)
                                                                -------        -------        -------
Total from investment operations............................      (2.63)         (2.68)         (2.68)
                                                                -------        -------        -------
  Less dividends to shareholders:
    From net investment income..............................      (0.05)         (0.01)         (0.01)
                                                                -------        -------        -------
Total dividends to shareholders.............................      (0.05)         (0.01)         (0.01)
                                                                -------        -------        -------
Net asset value at end of period............................    $  7.32        $  7.31        $  7.31
                                                                =======        =======        =======
Total investment return (b).................................     (26.34%)       (26.79%)       (26.79%)
Ratios (to average net assets)
  Supplemental Data:
    Net investment income (loss)............................       0.39%        (0.36)%        (0.36)%
    Net expenses............................................       1.50%          2.25%          2.25%
    Expenses (before reimbursement).........................       1.86%          2.61%          2.61%
Portfolio turnover rate.....................................          6%             6%             6%
Net assets at end of year (in 000's)........................    $19,244        $ 1,476        $   146

-------

     Per share data based on average shares outstanding during
(a)  the year.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Notes to Financial Statements
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay U.S. Large Cap Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. On December 28, 2001, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2002. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize above average total return consistent with reasonable risk.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange,

MainStay U.S. Large Cap Equity Fund

18
-

including the National Association of Securities Dealers National Market System,
(c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, if such prices are deemed to be represen-tative of market values at the regular close of business of the Exchange, and
(e) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are deter-mined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems that the particular event would materially affect the Fund's net asset value, in which case an adjustment may be made.

OFFERING COSTS. Costs incurred in connection with the initial offering of the Fund, in the amount of $41,853, were amortized over a period of 12 months beginning with the commencement of operations on January 2, 2002.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly and capital gain distribu-tions, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

                                                                              19
                                                                               -

reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and additional paid-in-capital arising from permanent differences: net assets at December 31, 2002, are not affected.

 ACCUMULATED
UNDISTRIBUTED
NET INVESTMENT    ADDITIONAL
    INCOME      PAID-IN CAPITAL
--------------  ---------------
   $45,859         $(45,859)

The reclassifications for the Fund are primarily due to non-deductible expenses (offering costs).

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets for the year ended December 31, 2002 represent tax-based distributions of ordinary income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the distribution plans), and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, record keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and

MainStay U.S. Large Cap Equity Fund

20
-

expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to McMorgan & Company LLC (the "Subadvisor"), a registered investment Advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2002, the Manager earned from the Fund $145,611 and reimbursed the Fund $81,798.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.325% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $396 for the year ended December 31, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $971 and $62, respectively, for the year ended December 31, 2002.

                                                                              21
                                                                               -

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the year ended December 31, 2002 amounted to $59,884.

TRUSTEES FEES. Trustees, other than those currently affiliated with NYLIM, are paid an annual fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2002, New York Life held shares of Class A, Class B and Class C with a net asset value of $18,153,600, $73,100 and $73,100, respectively. This represents 94.3%, 5.0% and 50.1% of the Class A, Class B and Class C of the net assets at year end.

OTHER. Fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of General Counsel of NYLIM amounted to $439 for the year ended December 31, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,000 for the year ended December 31, 2002.

NOTE 4--FEDERAL INCOME TAX:

As of December 31, 2002, the components of accumulated loss on a tax basis were as follows:

ORDINARY  ACCUMULATED CAPITAL   UNREALIZED   TOTAL ACCUMULATED
 INCOME    AND OTHER LOSSES    DEPRECIATION        LOSS
--------  -------------------  ------------  -----------------
$2,870        $(200,215)       $(6,671,067)    $(6,868,412)

The difference between book-basis and tax-basis unrealized depreciation is due to wash sales deferrals.

At December 31, 2002, for federal income tax purposes, capital loss carryforwards of $200,215 were available to the extent provided by the regulations to offset future realized gains through 2010. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $217,162 of qualifying capital losses that arose after October 31, 2002 as if they arose on January 1, 2003.

MainStay U.S. Large Cap Equity Fund

22
-

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2002, purchases and sales of securities, other than short-term securities, were $29,070 and $1,344, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of ..075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                      YEAR ENDED
                                                                   DECEMBER 31, 2002
                                                              ---------------------------
                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Shares sold.................................................   2,820      232       26
Shares issued in reinvestment of dividends..................       1       --(a)    --(a)
                                                               -----      ---       --
                                                               2,821      232       26
Shares redeemed.............................................    (193)     (30)      (6)
                                                               -----      ---       --
Net increase................................................   2,628      202       20
                                                               =====      ===       ==

-------

(a)  Less than one thousand.

                                                                              23
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay U.S. Large Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay U.S. Large Cap Equity Fund (one of the funds constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 2003

24
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1)
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and         43             None
10/8/50                   January 1,       Manager, New York Life Investment
                          2002, and        Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Vice Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and        45             None
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           President, and Trustee, Eclipse Funds,
                                           (4 portfolios); Chairman, President and
                                           Director, Eclipse Funds Inc. (14
                                           portfolios); Chairman and Trustee, New
                                           York Life Investment Management
                                           Institutional Funds (3 portfolios);
                                           Senior Vice President, Smith Barney
                                           (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
1 Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              25
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive          24      Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive             24      Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce           24             None
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);              24             None
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice             24             None
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro           24      Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group          24      Director, W.P.
12/9/32                   1994 and Lead    Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                          Non-             firm).
                          Interested
                          Trustee
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group           24             None
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life       N/A             None
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life              N/A             None
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds; Chief
                                           Financial Officer and Assistant
                                           Treasurer, McMorgan Funds.
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General             N/A             None
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance       N/A             None
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           LLC; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                                              27
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

FUND ASSET MANAGEMENT, L.P.
d/b/a Mercury Advisors
Plainsboro, New Jersey

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, California

-------
1 Closed to new investors as of December 1, 2001.
2 Closed to new purchases as of January 1, 2002.
3 An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
1 As of December 31, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2003 NYLIFE Distributors Inc. All rights reserved.  MSLE11- 02/03
                                                    31

[RECYCLE GRAPHIC]

                                                        [MAINSTAY FUNDS GRAPHIC]

    MainStay(R) U.S. Large Cap
    Equity Fund

    ANNUAL REPORT

    DECEMBER 31, 2002

    [MAINSTAY LOGO]